United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Michelle Rosenberg, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1 - Reports to Shareholders

ANNUAL REPORT June 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH Emerging Markets Managed Volatility Fund

INTECH Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2016, INTECH Emerging Markets Managed Volatility Fund returned -8.60% for its Class I Shares. This compares to the -12.06% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI Emerging Markets Index posted a return of -12.06% for the twelve-month period ending June 30, 2016. INTECH Emerging Markets Managed Volatility Fund outperformed the MSCI Emerging Markets Index over the period and generated a return of -8.60%.

The Fund’s defensive positioning acted as tailwind to relative performance as volatility picked up in the emerging equity markets. On average, the Fund was overweight lower beta stocks or stocks with lower sensitivity to market movements which tend to be less volatile. During the period, lower beta stocks outperformed higher beta stocks and the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks contributed to the Fund’s relative return for the period.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the MSCI Emerging Markets Index. While INTECH Emerging Markets Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity over the period, the Fund benefited from its defensive positioning and favorable security selection during the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overall active sector positioning detracted from relative performance during the period. Specifically, an average underweight to the information technology sector, as well as an average overweight allocation to the telecommunication services sector, detracted from relative performance. However, an overall positive selection effect offset adverse sector positioning and contributed to the Fund’s relative performance during the period, especially within the telecommunication services and financials sectors.

Janus Investment Fund	1

INTECH Emerging Markets Managed Volatility Fund (unaudited)

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH Emerging Markets Managed Volatility Fund.

2	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
iShares India 50
Exchange-Traded Funds (ETFs)	13.9%
Chunghwa Telecom Co., Ltd.
Diversified Telecommunication Services	4.6%
Taiwan Mobile Co., Ltd.
Wireless Telecommunication Services	2.3%
KT&G Corp.
Tobacco	2.0%
Kia Motors Corp.
Automobiles	1.9%
24.7%

Asset Allocation - (% of Net Assets)
Common Stocks	84.7%
Investment Companies	14.9%
Preferred Stocks	0.9%
Other	(0.5)%
100.0%

Emerging markets comprised 99.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

Janus Investment Fund	3

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios - per the October 28, 2015
Average Annual Total Return - for the periods ended June 30, 2016			prospectuses (estimated for the fiscal year)
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-8.76%	-2.33%	36.32%	1.36%
Class A Shares at MOP	-13.97%	-6.03%
Class C Shares at NAV	-9.55%	-3.12%	37.13%	2.14%
Class C Shares at CDSC	-10.44%	-3.12%
Class D Shares(1)	-8.58%	-2.21%	27.21%	1.28%
Class I Shares	-8.60%	-2.10%	27.42%	1.10%
Class S Shares	-8.75%	-2.45%	36.59%	1.63%
Class T Shares	-8.58%	-2.21%	35.60%	1.37%
MSCI Emerging Markets Index	-12.06%	-3.64%
Morningstar Quartile - Class I Shares	2nd	2nd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	298/892	265/855

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

4	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Standard deviation measures historical volatility. Higher standard deviation implies greater volatility. Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 17, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,054.50	$6.69	$1,000.00	$1,018.35	$6.57	1.31%
Class C Shares	$1,000.00	$1,050.10	$11.06	$1,000.00	$1,014.07	$10.87	2.17%
Class D Shares	$1,000.00	$1,055.60	$5.83	$1,000.00	$1,019.19	$5.72	1.14%
Class I Shares	$1,000.00	$1,055.60	$5.11	$1,000.00	$1,019.89	$5.02	1.00%
Class S Shares	$1,000.00	$1,054.50	$6.64	$1,000.00	$1,018.40	$6.52	1.30%
Class T Shares	$1,000.00	$1,055.60	$5.52	$1,000.00	$1,019.49	$5.42	1.08%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – 84.7%
Aerospace & Defense – 0.2%
Embraer SA	900	$4,904
Auto Components – 1.9%
Cheng Shin Rubber Industry Co., Ltd.	2,000	4,209
Hankook Tire Co., Ltd.	55	2,448
Hanon Systems	2,456	22,555
Hyundai Mobis Co., Ltd.	84	18,395
		47,607
Automobiles – 3.1%
Astra International Tbk PT	1,800	1,015
Guangzhou Automobile Group Co., Ltd.	12,000	14,460
Hyundai Motor Co.	127	15,047
Kia Motors Corp.	1,271	47,880
		78,402
Beverages – 1.1%
Arca Continental SAB de CV	200	1,434
China Resources Beer Holdings Co., Ltd.	12,000	26,290
Coca-Cola Femsa SAB de CV	100	830
		28,554
Biotechnology – 0.1%
Celltrion, Inc.	47	3,958
Capital Markets – 0.7%
CETIP SA - Mercados Organizados	1,300	17,724
Chemicals – 0.6%
Formosa Plastics Corp.	2,000	4,832
Indorama Ventures PCL	2,200	1,829
Lotte Chemical Corp.	6	1,496
Petronas Chemicals Group Bhd	1,100	1,807
Sinopec Shanghai Petrochemical Co., Ltd.	12,000	5,501
		15,465
Commercial Banks – 10.6%
Banco de Chile	159,720	17,118
Banco de Credito e Inversiones	7	303
Bangkok Bank PCL	700	3,246
Bank Central Asia Tbk PT	3,400	3,440
Bank Mandiri Persero Tbk PT	9,500	6,888
Bank Negara Indonesia Persero Tbk PT	5,700	2,254
Bank of the Philippine Islands	8,930	18,516
Bank Rakyat Indonesia Persero Tbk PT	1,100	904
BDO Unibank, Inc.	4,140	9,889
Chang Hwa Commercial Bank, Ltd.	2,000	1,042
Commercial Bank QSC	1,333	13,571
Commercial International Bank Egypt SAE	1,870	8,388
Doha Bank QSC	825	8,048
First Financial Holding Co., Ltd.	18,105	9,518
Hong Leong Bank Bhd	3,100	10,170
Itau CorpBanca	130,031	1,104
Kasikornbank PCL	1,300	6,394
Komercni Banka A/S	760	28,496
Krung Thai Bank PCL	10,000	4,657
Malayan Banking Bhd	2,600	5,266
National Bank of Abu Dhabi PJSC	2,339	6,158
OTP Bank PLC	1,303	29,232
Public Bank Bhd	5,800	27,960
Qatar Islamic Bank SAQ	20	529
Qatar National Bank SAQ	627	24,140
Security Bank Corp.	440	1,797
Taiwan Cooperative Financial Holding Co., Ltd.	50,521	22,320
Yapi ve Kredi Bankasi A/S*	836	1,173
		272,521

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Commercial Services & Supplies – 0.6%
S-1 Corp.	161	$15,099
Construction & Engineering – 0.8%
China State Construction International Holdings, Ltd.	2,000	2,650
Dialog Group Bhd	12,500	4,782
Gamuda Bhd	900	1,086
IJM Corp. Bhd	13,100	11,351
		19,869
Construction Materials – 0.1%
Cementos Argos SA	502	2,049
Diversified Consumer Services – 1.1%
New Oriental Education & Technology Group, Inc. (ADR)	500	20,940
TAL Education Group (ADR)*	100	6,206
		27,146
Diversified Financial Services – 0.6%
BM&FBovespa SA	100	560
GT Capital Holdings, Inc.	80	2,460
Metro Pacific Investments Corp.	92,300	13,722
		16,742
Diversified Telecommunication Services – 7.1%
China Telecom Corp., Ltd. - Class H	2,000	895
Chunghwa Telecom Co., Ltd.	33,000	119,206
Emirates Telecommunications Group Co. PJSC	7,314	37,751
Ooredoo QSC	143	3,474
Telekom Malaysia Bhd	2,400	4,040
Telekomunikasi Indonesia Persero Tbk PT	57,100	17,328
		182,694
Electric Utilities – 0.7%
CEZ A/S	469	8,016
Equatorial Energia SA	200	3,029
Tenaga Nasional Bhd	2,300	8,053
		19,098
Electronic Equipment, Instruments & Components – 1.6%
AAC Technologies Holdings, Inc.	3,500	30,082
Delta Electronics Thailand PCL	1,700	3,321
Samsung SDI Co., Ltd.	37	3,499
Synnex Technology International Corp.	2,000	2,169
WPG Holdings, Ltd.	1,000	1,165
		40,236
Food & Staples Retailing – 3.3%
BGF Retail Co., Ltd.	37	6,919
Cencosud SA	1,436	4,098
CP ALL PCL	19,800	28,410
GS Retail Co., Ltd.	84	4,001
President Chain Store Corp.	1,000	7,824
Raia Drogasil SA	400	7,863
Wal-Mart de Mexico SAB de CV	10,900	26,185
		85,300
Food Products – 4.7%
Charoen Pokphand Indonesia Tbk PT	26,700	7,615
China Huishan Dairy Holdings Co., Ltd.	55,000	22,558
China Mengniu Dairy Co., Ltd.	2,000	3,504
CJ CheilJedang Corp.	10	3,375
Gruma SAB de CV - Class B	1,100	15,876
Grupo Lala SAB de CV	200	439
Indofood CBP Sukses Makmur TBK PT	1,700	2,223
Indofood Sukses Makmur Tbk PT	8,400	4,623
Kuala Lumpur Kepong Bhd	2,000	11,573
Lotte Confectionery Co., Ltd.	45	7,645
PPB Group Bhd	2,700	11,091

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Qinqin Foodstuffs Group Cayman Co Ltd*,ß	100	$142
Uni-President Enterprises Corp.	8,000	15,783
Universal Robina Corp.	3,030	13,415
Want Want China Holdings, Ltd.	1,000	720
		120,582
Gas Utilities – 0%
Petronas Gas Bhd	200	1,092
Health Care Equipment & Supplies – 0.2%
Shandong Weigao Group Medical Polymer Co., Ltd.	8,000	4,571
Health Care Providers & Services – 2.2%
Bangkok Dusit Medical Services PCL	39,600	27,009
Bumrungrad Hospital PCL	4,400	22,893
IHH Healthcare Bhd	4,300	7,047
		56,949
Hotels, Restaurants & Leisure – 1.6%
Jollibee Foods Corp.	2,010	10,350
Kangwon Land, Inc.	390	14,154
Minor International PCL	14,980	17,191
		41,695
Household Durables – 0.8%
Arcelik A/S	375	2,475
Coway Co., Ltd.	133	12,092
Hanssem Co., Ltd.	29	4,004
LG Electronics, Inc.	49	2,309
		20,880
Household Products – 0.8%
Kimberly-Clark de Mexico SAB de CV - Class A	6,400	15,102
Unilever Indonesia Tbk PT	1,300	4,441
		19,543
Independent Power and Renewable Electricity Producers – 1.2%
Aboitiz Power Corp.	14,100	13,889
AES Gener SA	17,443	8,532
Colbun SA	4,530	1,098
Glow Energy PCL	3,400	8,324
		31,843
Industrial Conglomerates – 1.6%
Aboitiz Equity Ventures, Inc.	19,620	32,796
CITIC, Ltd.	5,000	7,299
Samsung C&T Corp.	11	1,177
		41,272
Insurance – 0.7%
Dongbu Insurance Co., Ltd.	117	7,045
Samsung Fire & Marine Insurance Co., Ltd.	44	10,072
		17,117
Internet Software & Services – 2.6%
58.com, Inc. (ADR)*	100	4,589
NAVER Corp.	9	5,597
NetEase, Inc. (ADR)	100	19,322
Qihoo 360 Technology Co., Ltd. (ADR)*	500	36,525
		66,033
Marine – 0.5%
MISC Bhd	6,700	12,421
Media – 0.3%
CJ E&M Corp.	49	2,965
Surya Citra Media Tbk PT	15,100	3,788
		6,753
Metals & Mining – 4.9%
AngloGold Ashanti, Ltd.*	2,442	44,541
China Steel Corp.	2,000	1,303

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Metals & Mining – (continued)
Cia de Minas Buenaventura SAA (ADR)*	700	$8,365
Eregli Demir ve Celik Fabrikalari TAS	1,979	2,812
Gold Fields, Ltd.	5,146	25,151
Severstal PJSC (GDR)	856	9,410
Sibanye Gold, Ltd.	8,361	28,673
Zijin Mining Group Co., Ltd. - Class H	18,000	6,021
		126,276
Multiline Retail – 0.3%
Hyundai Department Store Co., Ltd.	8	896
Matahari Department Store Tbk PT	700	1,063
SACI Falabella	717	5,469
		7,428
Multi-Utilities – 0.5%
Qatar Electricity & Water Co QSC	188	10,715
YTL Corp. Bhd	4,600	1,907
		12,622
Oil, Gas & Consumable Fuels – 2.5%
Formosa Petrochemical Corp.	1,000	2,727
IRPC PCL	38,900	5,284
MOL Hungarian Oil & Gas PLC	329	19,037
Petronas Dagangan Bhd	500	2,907
Polski Koncern Naftowy Orlen SA	1,155	20,219
Qatar Gas Transport Co., Ltd.	944	5,990
Thai Oil PCL	4,300	7,366
		63,530
Paper & Forest Products – 0.9%
Fibria Celulose SA	3,200	21,451
Sappi, Ltd.*	172	804
		22,255
Personal Products – 0.3%
Hengan International Group Co., Ltd.	500	4,207
Hypermarcas SA	600	4,360
		8,567
Pharmaceuticals – 2.1%
CSPC Pharmaceutical Group, Ltd.	18,000	16,070
Hanmi Pharm Co., Ltd.	2	1,237
Hanmi Science Co., Ltd.	7	938
Richter Gedeon Nyrt	1,559	30,987
Sino Biopharmaceutical, Ltd.	5,000	3,275
Yuhan Corp.	9	2,393
		54,900
Real Estate Management & Development – 0.7%
Central Pattana PCL	5,700	9,725
China Vanke Co., Ltd. - Class H	500	990
Country Garden Holdings Co., Ltd.	5,000	2,109
Multiplan Empreendimentos Imobiliarios SA	200	3,752
Summarecon Agung Tbk PT	7,500	1,034
		17,610
Road & Rail – 0.8%
BTS Group Holdings PCL	43,100	11,800
CJ Korea Express Co., Ltd.*	46	8,672
		20,472
Semiconductor & Semiconductor Equipment – 1.8%
Hanergy Thin Film Power Group, Ltd.*,ß	52,000	1,408
Inotera Memories, Inc.*	13,000	10,133
Powertech Technology, Inc.	6,000	13,308
Siliconware Precision Industries Co., Ltd.	14,000	21,502
		46,351

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Software – 0.7%
NCSoft Corp.	86	$17,634
Specialty Retail – 0.2%
JUMBO SA	492	6,533
Technology Hardware, Storage & Peripherals – 0.2%
Inventec Corp.	3,000	2,145
Lite-On Technology Corp.	2,000	2,749
		4,894
Textiles, Apparel & Luxury Goods – 1.7%
ANTA Sports Products, Ltd.	9,000	18,082
Eclat Textile Co., Ltd.	22	212
Shenzhou International Group Holdings, Ltd.	5,000	24,181
		42,475
Tobacco – 3.1%
Gudang Garam Tbk PT	4,800	25,104
Hanjaya Mandala Sampoerna Tbk PT	7,500	2,158
KT&G Corp.	436	51,692
		78,954
Transportation Infrastructure – 3.3%
Airports of Thailand PCL	3,200	35,519
Bangkok Expressway & Metro PCL	17,600	3,468
Beijing Capital International Airport Co., Ltd. - Class H	16,000	17,358
COSCO Pacific, Ltd.	14,000	14,051
Jiangsu Expressway Co., Ltd. - Class H	10,000	13,910
Malaysia Airports Holdings Bhd	800	1,215
		85,521
Water Utilities – 1.3%
Aguas Andinas SA - Class A	20,465	11,740
Cia de Saneamento Basico do Estado de Sao Paulo	300	2,716
Guangdong Investment, Ltd.	12,000	18,331
		32,787
Wireless Telecommunication Services – 8.0%
Advanced Info Service PCL	6,000	27,127
Axiata Group Bhd	7,300	10,226
China Mobile, Ltd.	2,500	28,876
DiGi.Com Bhd	18,600	22,107
Far EasTone Telecommunications Co., Ltd.	18,000	43,499
Maxis Bhd	10,200	14,962
Taiwan Mobile Co., Ltd.	17,000	59,505
		206,302
Total Common Stocks (cost $2,140,012)		2,173,230
Preferred Stocks – 0.9%
Automobiles – 0.4%
Hyundai Motor Co.	87	7,303
Hyundai Motor Co.	38	3,124
		10,427
Commercial Banks – 0.1%
Bancolombia SA	165	1,440
Paper & Forest Products – 0.4%
Suzano Papel e Celulose SA	3,100	10,936
Total Preferred Stocks (cost $28,690)		22,803
Investment Companies – 14.9%
Exchange-Traded Funds (ETFs) – 13.9%
iShares India 50	12,600	356,580

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Investment Companies – (continued)
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	27,081	$27,081
Total Investment Companies (cost $374,773)		383,661
Total Investments (total cost $2,543,475) – 100.5%		2,579,694
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(13,346)
Net Assets – 100%		$2,566,348

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$375,123	14.5%
India	356,580	13.8
Taiwan	345,151	13.4
South Korea	305,621	11.8
Thailand	223,563	8.7
Malaysia	171,063	6.6
Philippines	116,834	4.5
South Africa	99,169	3.8
Indonesia	83,878	3.3
Hungary	79,256	3.1
Brazil	77,295	3.0
Qatar	66,467	2.6
Mexico	59,866	2.3
Chile	49,462	1.9
United Arab Emirates	43,909	1.7
Czech Republic	36,512	1.4
United States	27,081	1.1
Poland	20,219	0.8
Russia	9,410	0.4
Egypt	8,388	0.3
Peru	8,365	0.3
Greece	6,533	0.3
Turkey	6,460	0.3
Colombia	3,489	0.1

Total	$2,579,694	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	3,025	323,150	(326,175)	—	$—	$79(1)	$—
Janus Cash Liquidity Fund LLC	35,000	1,282,091	(1,290,010)	27,081	—	108	27,081

Total					$—	$187	$27,081

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

INTECH Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$ 4,904	$ -	$ -
Beverages	2,264	26,290	-
Capital Markets	17,724	-	-
Commercial Banks	18,525	253,996	-
Construction Materials	2,049	-	-
Diversified Consumer Services	27,146	-	-
Diversified Financial Services	560	16182	-
Electric Utilities	3,029	16,069	-
Food & Staples Retailing	38,146	47,154	-
Food Products	16,315	104,267	-
Household Products	15,102	4,441	-
Independent Power and Renewable Electricity Producers	9,630	22,213	-
Internet Software & Services	60,436	5,597	-
Metals & Mining	8,365	117,911	-
Multiline Retail	5,469	1,959	-
Paper & Forest Products	21,451	804	-
Personal Products	4,360	4,207	-
Real Estate Management & Development	3,752	13,858	-
Semiconductor & Semiconductor Equipment	-	44,943	1,408
Water Utilities	14,456	18,331	-
All Other	-	1,199,917	-
Preferred Stocks	-	22,803	-
Investment Companies	356,580	27,081	-
Total Assets	$ 630,263	$ 1,948,023	$ 1,408

14	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,543,475
Unaffiliated investments, at value	2,552,613
Affiliated investments, at value	27,081
Cash	877
Cash denominated in foreign currency(1)	26,695
Non-interested Trustees' deferred compensation	46
Receivables:
Due from adviser	11,764
Dividends	7,722
Fund shares sold	375
Dividends from affiliates	13
Total Assets	2,627,186
Liabilities:
Payables:	—
Professional fees	34,461
Investments purchased	17,074
Custodian fees	2,415
Advisory fees	1,927
Printing fees	1,666
Transfer agent fees and expenses	492
12b-1 Distribution and shareholder servicing fees	78
Non-interested Trustees' deferred compensation fees	46
Fund administration fees	19
Non-interested Trustees' fees and expenses	13
Accrued expenses and other payables	2,647
Total Liabilities	60,838
Net Assets	$2,566,348

See Notes to Financial Statements.

Janus Investment Fund	15

INTECH Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,697,235
Undistributed net investment income/(loss)	31,090
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(198,145)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	36,168
Total Net Assets	$2,566,348
Net Assets - Class A Shares	$144,634
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,260
Net Asset Value Per Share(2)	$9.48
Maximum Offering Price Per Share(3)	$10.06
Net Assets - Class C Shares	$47,635
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,045
Net Asset Value Per Share(2)	$9.44
Net Assets - Class D Shares	$1,487,718
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	156,844
Net Asset Value Per Share	$9.49
Net Assets - Class I Shares	$663,632
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,910
Net Asset Value Per Share	$9.49
Net Assets - Class S Shares	$48,129
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,077
Net Asset Value Per Share	$9.48
Net Assets - Class T Shares	$174,600
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,401
Net Asset Value Per Share	$9.49

(1) Includes cost of $26,695. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$71,610
Dividends from affiliates	108
Affiliated securities lending income, net	79
Other income	103
Foreign tax withheld	(7,441)
Total Investment Income	64,459
Expenses:
Advisory fees	18,747
12b-1Distribution and shareholder servicing fees:
Class A Shares	335
Class C Shares	443
Class S Shares	112
Transfer agent administrative fees and expenses:
Class D Shares	1,433
Class S Shares	117
Class T Shares	386
Transfer agent networking and omnibus fees:
Class I Shares	21
Other transfer agent fees and expenses:
Class A Shares	106
Class C Shares	62
Class D Shares	923
Class I Shares	167
Class S Shares	19
Class T Shares	58
Registration fees	78,738
Professional fees	42,094
Custodian fees	31,155
Accounting systems fee	14,093
Shareholder reports expense	10,022
Fund administration fees	178
Non-interested Trustees’ fees and expenses	54
Other expenses	91
Total Expenses	199,354
Less: Excess Expense Reimbursement	(176,006)
Net Expenses	23,348
Net Investment Income/(Loss)	41,111
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(204,117)
Total Net Realized Gain/(Loss) on Investments	(204,117)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	50,026
Total Change in Unrealized Net Appreciation/Depreciation	50,026
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(112,980)

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Period ended June 30, 2015(1)

Operations:
Net investment income/(loss)	$41,111	$11,591
Net realized gain/(loss) on investments	(204,117)	14,600
Change in unrealized net appreciation/depreciation	50,026	(13,858)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(112,980)	12,333
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,177)	—
Class C Shares	(20)	—
Class D Shares	(9,709)	—
Class I Shares	(3,366)	—
Class S Shares	(309)	—
Class T Shares	(1,423)	—
Total Dividends from Net Investment Income	(16,004)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,145)	—
Class C Shares	(382)	—
Class D Shares	(8,595)	—
Class I Shares	(2,530)	—
Class S Shares	(382)	—
Class T Shares	(1,258)	—
Total Distributions from Net Realized Gain from Investment Transactions	(14,292)	—
Net Decrease from Dividends and Distributions to Shareholders	(30,296)	—
Capital Share Transactions:
Class A Shares	2,323	150,000
Class C Shares	402	50,000
Class D Shares	252,056	1,339,896
Class I Shares	361,614	306,508
Class S Shares	690	50,000
Class T Shares	21,169	162,633
Net Increase/(Decrease) from Capital Share Transactions	638,254	2,059,037
Net Increase/(Decrease) in Net Assets	494,978	2,071,370
Net Assets:
Beginning of period	2,071,370	—
End of period	$2,566,348	$2,071,370

Undistributed Net Investment Income/(Loss)	$31,090	$12,566

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

See Notes to Financial Statements.

18	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.06
Net realized and unrealized gain/(loss)	(1.03)	0.43
Total from Investment Operations	(0.85)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.16)	—
Net Asset Value, End of Period	$9.48	$10.49
Total Return*	(8.06)%	4.90%
Net Assets, End of Period (in thousands)	$145	$157
Average Net Assets for the Period (in thousands)	$140	$159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.33%	36.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.31%
Ratio of Net Investment Income/(Loss)	1.89%	1.05%
Portfolio Turnover Rate	84%	43%

Class C Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.02
Net realized and unrealized gain/(loss)	(1.02)	0.42
Total from Investment Operations	(0.92)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	—(3)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.08)	—
Net Asset Value, End of Period	$9.44	$10.44
Total Return*	(8.77)%	4.40%
Net Assets, End of Period (in thousands)	$48	$52
Average Net Assets for the Period (in thousands)	$46	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	11.11%	37.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.08%	2.09%
Ratio of Net Investment Income/(Loss)	1.11%	0.27%
Portfolio Turnover Rate	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.08
Net realized and unrealized gain/(loss)	(1.02)	0.41
Total from Investment Operations	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.17)	—
Net Asset Value, End of Period	$9.49	$10.49
Total Return*	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$1,488	$1,335
Average Net Assets for the Period (in thousands)	$1,194	$1,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.26%	27.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.23%
Ratio of Net Investment Income/(Loss)	2.08%	1.38%
Portfolio Turnover Rate	84%	43%

Class I Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.10
Net realized and unrealized gain/(loss)	(1.04)	0.40
Total from Investment Operations	(0.83)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.18)	—
Net Asset Value, End of Period	$9.49	$10.50
Total Return*	(7.82)%	5.00%
Net Assets, End of Period (in thousands)	$664	$305
Average Net Assets for the Period (in thousands)	$391	$181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.29%	27.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	2.30%	1.79%
Portfolio Turnover Rate	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Financial Highlights

Class S Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.04
Net realized and unrealized gain/(loss)	(1.02)	0.43
Total from Investment Operations	(0.85)	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.14)	—
Net Asset Value, End of Period	$9.48	$10.47
Total Return*	(8.06)%	4.70%
Net Assets, End of Period (in thousands)	$48	$52
Average Net Assets for the Period (in thousands)	$47	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.55%	36.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.58%
Ratio of Net Investment Income/(Loss)	1.87%	0.78%
Portfolio Turnover Rate	84%	43%

Class T Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.06
Net realized and unrealized gain/(loss)	(1.02)	0.43
Total from Investment Operations	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.17)	—
Net Asset Value, End of Period	$9.49	$10.49
Total Return*	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$175	$169
Average Net Assets for the Period (in thousands)	$155	$165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.26%	35.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.32%
Ratio of Net Investment Income/(Loss)	2.10%	1.07%
Portfolio Turnover Rate	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

22	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $1,083,280 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Janus Investment Fund	23

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

24	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	25

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The

26	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

Janus Investment Fund	27

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.08% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

28	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the

Janus Investment Fund	29

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the year ended June 30, 2016.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2016.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	100%	6%
Class C Shares	100	2
Class D Shares	32	19
Class I Shares	15	4
Class S Shares	100	2
Class T Shares	83	6

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

30	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 32,442		$ (196,427)	$ -	$ -	$ (92)	$ 33,190

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$ (174,392)	$ (22,035)	$ (196,427)(1)

(1) Capital loss carryovers subject to annual limitations, $(57,743) should be available in the next fiscal year.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,546,504	$ 176,879	$ (143,689)	$ 33,190

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 30,296	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (6,583)	$ 6,583

Janus Investment Fund	31

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Period ended June 30, 2015(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	-	$ -	15,000	$ 150,000
Reinvested dividends and distributions	260	2,323	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	260	$ 2,323	15,000	$ 150,000
Class C Shares:
Shares sold	-	$ -	5,000	$ 50,000
Reinvested dividends and distributions	45	402	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	45	$ 402	5,000	$ 50,000
Class D Shares:
Shares sold	71,593	$654,959	165,011	$1,742,920
Reinvested dividends and distributions	2,040	18,218	-	-
Shares repurchased	(44,043)	(421,121)	(37,757)	(403,024)
Net Increase/(Decrease)	29,590	$252,056	127,254	$1,339,896
Class I Shares:
Shares sold	43,496	$386,213	29,081	$ 307,051
Reinvested dividends and distributions	660	5,896	-	-
Shares repurchased	(3,278)	(30,495)	(49)	(543)
Net Increase/(Decrease)	40,878	$361,614	29,032	$ 306,508
Class S Shares:
Shares sold	-	$ -	5,000	$ 50,000
Reinvested dividends and distributions	77	690	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	77	$ 690	5,000	$ 50,000
Class T Shares:
Shares sold	3,095	$ 28,726	16,514	$ 166,569
Reinvested dividends and distributions	300	2,681	-	-
Shares repurchased	(1,139)	(10,238)	(369)	(3,936)
Net Increase/(Decrease)	2,256	$ 21,169	16,145	$ 162,633
(1)	Period from December 17, 2014 (inception date) through June 30, 2015.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,303,883	$ 1,682,508	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
INTECH Emerging Markets Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Emerging Markets Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period December 17, 2014 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	33

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

36	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	37

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	39

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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INTECH Emerging Markets Managed Volatility Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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INTECH Emerging Markets Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Foreign Taxes Paid	$7,401
Foreign Source Income	$69,989
Qualified Dividend Income Percentage	71%

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INTECH Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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INTECH Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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INTECH Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	53

INTECH Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

54	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	55

INTECH Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

56	JUNE 30, 2016

INTECH Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3639				125-02-93012 08-16

ANNUAL REPORT June 30, 2016

INTECH Global Income Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH Global Income Managed Volatility Fund

INTECH Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2016, INTECH Global Income Managed Volatility Fund’s Class I Shares returned 16.61%. This compares to the -2.78% return posted by the MSCI World Index, the Fund’s primary benchmark, and a 4.10% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Global developed equity markets as measured by the MSCI World Index posted a return of -2.78% for the twelve-month period ended June 30, 2016. The MSCI World High Dividend Yield Index recorded a positive return of 4.10% over the period. INTECH Global Income Managed Volatility Fund strongly outperformed the MSCI World Index and the MSCI World High Dividend Yield Index over the period and generated a return of 16.61%.

The Fund’s defensive positioning acted as tailwind to relative performance as volatility picked up in the global equity markets. On average, the Fund was overweight lower volatility stocks, or stocks with a lower total risk (standard deviation of returns). During the period lower volatility stocks outperformed higher volatility stocks as well as the overall market, on average. Consequently, the Fund’s overweight to lower volatility stocks contributed to the Fund’s relative return for the period.

From a sector perspective, the Fund benefited from an average overweight allocation to the defensive utilities sector, which was the strongest performing sector during the period, as well as an average underweight allocation to the materials sector, during the period. Favorable security selection, especially within the consumer staples and financials sectors, also contributed to the Fund’s relative performance during the period.

An overall decrease in market diversity over the past twelve months reflected a change in the distribution of capital, in which larger cap stocks strongly outperformed smaller cap stocks on average. While the INTECH Global Income Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity, the Fund strongly outperformed during the period, benefiting from its defensive positioning and favorable security selection.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Janus Investment Fund	1

INTECH Global Income Managed Volatility Fund (unaudited)

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH Global Income Managed Volatility Fund.

2	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
Southern Co.
Electric Utilities	4.6%
Kimberly-Clark Corp.
Household Products	4.6%
Reynolds American, Inc.
Tobacco	4.6%
PG&E Corp.
Electric Utilities	4.3%
Consolidated Edison, Inc.
Multi-Utilities	4.3%
22.4%

Asset Allocation - (% of Net Assets)
Common Stocks	95.6%
Investment Companies	3.0%
Preferred Stocks	0.1%
Other	1.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

Janus Investment Fund	3

INTECH Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016			per the October 28, 2015 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	16.28%	11.32%	1.90%	0.82%
Class A Shares at MOP	9.58%	9.88%
Class C Shares at NAV	15.33%	10.47%	2.72%	1.60%
Class C Shares at CDSC	14.33%	10.47%
Class D Shares(1)	16.43%	11.41%	1.89%	0.66%
Class I Shares	16.61%	11.63%	1.65%	0.53%
Class S Shares	16.32%	11.31%	2.10%	1.00%
Class T Shares	16.33%	11.39%	1.87%	0.76%
MSCI World Index	-2.78%	10.76%
MSCI World High Dividend Yield Index	4.10%	9.44%
Morningstar Quartile - Class I Shares	1st	1st
Morningstar Ranking - based on total returns for World Stock Funds	1/1,163	158/869

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund (unaudited)

Performance

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,098.90	$4.33	$1,000.00	$1,020.74	$4.17	0.83%
Class C Shares	$1,000.00	$1,094.30	$8.18	$1,000.00	$1,017.06	$7.87	1.57%
Class D Shares	$1,000.00	$1,099.20	$3.34	$1,000.00	$1,021.68	$3.22	0.64%
Class I Shares	$1,000.00	$1,099.90	$3.03	$1,000.00	$1,021.98	$2.92	0.58%
Class S Shares	$1,000.00	$1,098.00	$4.43	$1,000.00	$1,020.64	$4.27	0.85%
Class T Shares	$1,000.00	$1,099.60	$3.92	$1,000.00	$1,021.13	$3.77	0.75%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – 95.6%
Aerospace & Defense – 2.8%
Lockheed Martin Corp.	18,300	$4,541,511
Singapore Technologies Engineering, Ltd.	77,200	182,283
		4,723,794
Airlines – 0%
easyJet PLC	2,814	40,869
Auto Components – 0.2%
Cie Generale des Etablissements Michelin	1,375	130,242
Nokian Renkaat Oyj	2,883	102,967
Sumitomo Rubber Industries, Ltd.	1,100	14,651
		247,860
Automobiles – 0%
General Motors Co.	400	11,320
Nissan Motor Co., Ltd.	2,600	23,432
		34,752
Beverages – 0%
Coca-Cola Co.	400	18,132
Biotechnology – 0.2%
AbbVie, Inc.	5,700	352,887
Capital Markets – 0.1%
CI Financial Corp.	10,600	221,141
Chemicals – 0.3%
Agrium, Inc.	600	54,292
Incitec Pivot, Ltd.	1,199	2,688
LyondellBasell Industries NV - Class A	2,700	200,934
Syngenta AG	385	148,030
Yara International ASA	4,879	154,990
		560,934
Commercial Banks – 3.8%
Bank of Montreal	4,500	285,474
BOC Hong Kong Holdings, Ltd.	206,000	621,405
Canadian Imperial Bank of Commerce	10,000	751,200
DBS Group Holdings, Ltd.	68,900	811,966
Hang Seng Bank, Ltd.	178,300	3,060,698
Oversea-Chinese Banking Corp., Ltd.	40,000	260,749
Royal Bank of Canada	2,800	165,468
United Overseas Bank, Ltd.	40,400	557,999
		6,514,959
Commercial Services & Supplies – 0.2%
G4S PLC	88,439	218,884
Waste Management, Inc.	1,300	86,151
		305,035
Communications Equipment – 0.1%
Telefonaktiebolaget LM Ericsson - Class B	17,065	130,488
Construction Materials – 0%
Fletcher Building, Ltd.	7,853	48,268
Containers & Packaging – 1.4%
Amcor, Ltd.	178,439	1,995,079
Rexam PLCß	54,019	468,592
		2,463,671
Diversified Consumer Services – 0%
H&R Block, Inc.	900	20,700
Diversified Financial Services – 0.3%
Singapore Exchange, Ltd.	76,700	437,033
Diversified Telecommunication Services – 3.7%
AT&T, Inc.	21,800	941,978
BCE, Inc.	24,777	1,172,678
Elisa Oyj	19,628	754,003
HKT Trust & HKT, Ltd.	673,000	971,102
Inmarsat PLC	64,820	695,619

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Singapore Telecommunications, Ltd.	153,900	$476,031
Swisscom AG	2,170	1,078,287
Telstra Corp., Ltd.	69,680	289,906
		6,379,604
Electric Utilities – 22.7%
Cheung Kong Infrastructure Holdings, Ltd.	381,000	3,280,606
CLP Holdings, Ltd.	703,000	7,187,516
Contact Energy, Ltd.	208,877	773,838
Duke Energy Corp.	11,066	949,352
Endesa SA	3,977	79,976
Entergy Corp.	7,800	634,530
Eversource Energy	2,862	171,434
NextEra Energy, Inc.	2,600	339,040
PG&E Corp.	115,800	7,401,936
Power Assets Holdings, Ltd.	755,500	6,936,342
PPL Corp.	48,700	1,838,425
Red Electrica Corp. SA*	4,967	442,768
Southern Co.	148,100	7,942,603
SSE PLC	8,112	169,590
Terna Rete Elettrica Nazionale SpA	69,130	385,141
Xcel Energy, Inc.	10,800	483,624
		39,016,721
Energy Equipment & Services – 0.3%
Helmerich & Payne, Inc.#	3,000	201,390
National Oilwell Varco, Inc.	9,700	326,405
		527,795
Food & Staples Retailing – 2.7%
ICA Gruppen AB	14,521	485,391
Lawson, Inc.	48,000	3,805,916
Woolworths, Ltd.	23,069	362,089
		4,653,396
Food Products – 1.6%
General Mills, Inc.	35,600	2,538,992
Tate & Lyle PLC	14,061	125,354
		2,664,346
Gas Utilities – 0.5%
Snam SpA	148,712	889,568
Health Care Providers & Services – 2.4%
Sonic Healthcare, Ltd.	259,484	4,193,439
Hotels, Restaurants & Leisure – 4.1%
Darden Restaurants, Inc.	5,400	342,036
Flight Centre Travel Group, Ltd.#	2,358	55,923
McDonald's Corp.	51,300	6,173,442
Sands China, Ltd.	2,000	6,771
TUI AG	1,492	16,936
William Hill PLC	119,032	412,213
		7,007,321
Household Durables – 1.0%
Berkeley Group Holdings PLC	614	20,898
Electrolux AB - Series B	3,488	94,770
Garmin, Ltd.	23,000	975,660
Persimmon PLC	13,068	254,966
Sekisui House, Ltd.	24,400	424,659
		1,770,953
Household Products – 4.8%
Kimberly-Clark Corp.	57,700	7,932,596
Procter & Gamble Co.	2,500	211,675
		8,144,271

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Industrial Conglomerates – 1.1%
NWS Holdings, Ltd.	1,130,000	$1,795,159
Insurance – 2.7%
Admiral Group PLC	37,427	1,021,362
Arthur J Gallagher & Co.	3,900	185,640
Direct Line Insurance Group PLC	404,865	1,871,945
Gjensidige Forsikring ASA	5,868	97,475
Great-West Lifeco, Inc.	16,300	430,023
Muenchener Rueckversicherungs AG	83	13,870
SCOR SE	10,364	312,174
Sony Financial Holdings, Inc.	5,400	60,621
Swiss Re AG	3,060	267,607
Tryg A/S	24,633	439,722
		4,700,439
Internet Software & Services – 0%
Mixi, Inc.	1,500	61,438
Leisure Products – 0.6%
Mattel, Inc.#	34,800	1,088,892
Machinery – 0.5%
FANUC Corp.	3,800	615,182
IMI PLC	203	2,623
SKF AB - Class B	17,041	272,206
		890,011
Marine – 0.7%
Kuehne + Nagel International AG	8,433	1,179,369
Media – 6.2%
Axel Springer SE	3,131	164,056
Eutelsat Communications SA	40,287	767,716
ITV PLC	73,726	178,063
SES SA (FDR)#	134,734	2,909,972
Shaw Communications, Inc. - Class B	144,400	2,772,194
Singapore Press Holdings, Ltd.#	305,700	902,771
Sky PLC	255,153	2,895,535
		10,590,307
Multiline Retail – 0.6%
Kohl's Corp.	11,700	443,664
Macy's, Inc.	12,400	416,764
Marks & Spencer Group PLC	18,179	77,280
Nordstrom, Inc.#	700	26,635
		964,343
Multi-Utilities – 7.4%
CMS Energy Corp.	4,300	197,198
Consolidated Edison, Inc.	91,100	7,328,084
DTE Energy Co.	5,100	505,512
National Grid PLC	27,682	407,004
Public Service Enterprise Group, Inc.	18,600	866,946
SCANA Corp.	3,600	272,376
Sempra Energy	15,800	1,801,516
WEC Energy Group, Inc.	19,351	1,263,620
		12,642,256
Oil, Gas & Consumable Fuels – 1.5%
Exxon Mobil Corp.	17,400	1,631,076
HollyFrontier Corp.	1,300	30,901
Peyto Exploration & Development Corp.	19,400	520,817
PrairieSky Royalty, Ltd.	16,300	309,395
Valero Energy Corp.	200	10,200
		2,502,389
Pharmaceuticals – 2.4%
Merck & Co., Inc.	41,100	2,367,771
Novartis AG	7,131	586,803

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Orion Oyj - Class B	6,706	$260,467
Pfizer, Inc.	13,200	464,772
Roche Holding AG	1,926	508,679
		4,188,492
Professional Services – 0%
SGS SA	4	9,175
Real Estate Management & Development – 5.2%
Daito Trust Construction Co., Ltd.	27,000	4,377,227
Hang Lung Properties, Ltd.	67,000	136,033
Hysan Development Co., Ltd.	94,000	419,182
Sino Land Co., Ltd.	42,000	69,279
Sun Hung Kai Properties, Ltd.	68,000	819,297
Swire Pacific, Ltd. - Class A	125,000	1,420,911
Swire Properties, Ltd.	18,000	47,906
Swiss Prime Site AG*	18,697	1,691,515
Wharf Holdings, Ltd.	3,000	18,354
		8,999,704
Road & Rail – 1.1%
Aurizon Holdings, Ltd.	20,217	73,214
ComfortDelGro Corp., Ltd.	883,000	1,810,197
		1,883,411
Semiconductor & Semiconductor Equipment – 0.4%
Maxim Integrated Products, Inc.	17,300	617,437
Specialty Retail – 1.1%
Best Buy Co., Inc.	2,100	64,260
Gap, Inc.#	18,700	396,814
Kingfisher PLC	72,692	313,719
L Brands, Inc.	900	60,417
Staples, Inc.	118,100	1,018,022
		1,853,232
Technology Hardware, Storage & Peripherals – 0.4%
Canon, Inc.	22,800	650,684
Textiles, Apparel & Luxury Goods – 1.7%
Coach, Inc.	26,400	1,075,536
Yue Yuen Industrial Holdings, Ltd.	482,500	1,912,324
		2,987,860
Tobacco – 4.6%
Altria Group, Inc.	200	13,792
Reynolds American, Inc.	146,562	7,904,089
Swedish Match AB	315	10,951
		7,928,832
Trading Companies & Distributors – 0.8%
ITOCHU Corp.	38,300	465,430
Marubeni Corp.	80,200	360,072
Mitsui & Co., Ltd.	40,500	479,616
Rexel SA	6,079	76,737
		1,381,855
Wireless Telecommunication Services – 3.4%
NTT DOCOMO, Inc.	86,000	2,314,416
Rogers Communications, Inc. - Class B	56,300	2,279,370
StarHub, Ltd.	417,600	1,176,502
		5,770,288
Total Common Stocks (cost $158,106,214)		164,053,510
Preferred Stocks – 0.1%
Media – 0.1%
ProSiebenSat.1 Media SE (cost $199,583)	4,024	175,686
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	865,710	865,710

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Investment Companies – (continued)
Money Markets – 2.5%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	4,326,909	$4,326,909
Total Investment Companies (cost $5,192,619)		5,192,619
Total Investments (total cost $163,498,416) – 98.7%		169,421,815
Cash, Receivables and Other Assets, net of Liabilities – 1.3%		2,208,647
Net Assets – 100%		$171,630,462

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$79,881,306	47.1%
Hong Kong	28,702,885	16.9
Japan	13,653,344	8.1
United Kingdom	9,191,452	5.4
Canada	8,962,052	5.3
Australia	6,972,338	4.1
Singapore	6,615,531	3.9
Switzerland	5,469,465	3.2
France	4,196,841	2.5
Italy	1,274,709	0.8
Finland	1,117,437	0.7
Sweden	993,806	0.6
New Zealand	822,106	0.5
Spain	522,744	0.3
Denmark	439,722	0.3
Germany	353,612	0.2
Norway	252,465	0.1

Total	$169,421,815	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield Index

An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large- and mid- capitalization stocks from developed markets across the Americas, Asia-Pacific and Europe.

MSCI World IndexSM

A market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	3,063	9,278,271	(8,415,624)	865,710	$—	$4,838(1)	$865,710
Janus Cash Liquidity Fund LLC	235,033	71,524,164	(67,432,288)	4,326,909	—	10,297	4,326,909

Total					$—	$15,135	$5,192,619
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$ 4,541,511	$ 182,283	$ -
Airlines	-	40,869	-
Auto Components	-	247,860	-
Automobiles	11,320	23,432	-
Chemicals	255,226	305,708	-
Commercial Banks	1,202,142	5,312,817	-
Commercial Services & Supplies	86,151	218,884	-
Communications Equipment	-	130,488	-
Construction Materials	-	48,268	-
Containers & Packaging	-	2,463,671	-
Diversified Financial Services	-	437,033	-
Diversified Telecommunication Services	2,114,656	4,264,948	-
Electric Utilities	19,760,944	19,255,777	-
Food & Staples Retailing	-	4,653,396	-
Food Products	2,538,992	125,354	-
Gas Utilities	-	889,568	-
Health Care Providers & Services	-	4,193,439	-
Hotels, Restaurants & Leisure	6,515,478	491,843	-
Household Durables	975,660	795,293	-
Industrial Conglomerates	-	1,795,159	-
Insurance	615,663	4,084,776	-
Internet Software & Services	-	61,438	-
Machinery	-	890,011	-
Marine	-	1,179,369	-
Media	2,772,194	7,818,113	-
Multiline Retail	887,063	77,280	-
Multi-Utilities	12,235,252	407,004	-
Pharmaceuticals	2,832,543	1,355,949	-
Professional Services	-	9,175	-
Real Estate Management & Development	-	8,999,704	-
Road & Rail	-	1,883,411	-
Specialty Retail	1,539,513	313,719	-
Technology Hardware, Storage & Peripherals	-	650,684	-
Textiles, Apparel & Luxury Goods	1,075,536	1,912,324	-
Tobacco	7,917,881	10,951	-
Trading Companies & Distributors	-	1,381,855	-
Wireless Telecommunication Services	2,279,370	3,490,918	-
All Other	13,493,644	-	-
Preferred Stocks	-	175,686	-
Investment Companies	-	5,192,619	-
Total Assets	$ 83,650,739	$ 85,771,076	$ -

Janus Investment Fund	13

INTECH Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$163,498,416
Unaffiliated investments, at value(1)	164,229,196
Affiliated investments, at value	5,192,619
Cash	2,062
Cash denominated in foreign currency(2)	5,022
Non-interested Trustees' deferred compensation	3,075
Receivables:
Fund shares sold	3,121,809
Dividends	330,799
Due from adviser	74,947
Foreign tax reclaims	28,787
Dividends from affiliates	2,056
Other assets	25
Total Assets	172,990,397
Liabilities:
Collateral for securities loaned (Note 2)	865,710
Payables:	—
Fund shares repurchased	306,059
Advisory fees	70,710
Professional fees	35,407
Transfer agent fees and expenses	17,477
Custodian fees	14,582
12b-1 Distribution and shareholder servicing fees	13,730
Dividends	10,236
Non-interested Trustees' deferred compensation fees	3,075
Fund administration fees	1,221
Non-interested Trustees' fees and expenses	333
Accrued expenses and other payables	21,395
Total Liabilities	1,359,935
Net Assets	$171,630,462

See Notes to Financial Statements.

14	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$165,477,327
Undistributed net investment income/(loss)	374,404
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(142,409)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,921,140
Total Net Assets	$171,630,462
Net Assets - Class A Shares	$27,380,129
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,133,083
Net Asset Value Per Share(3)	$12.84
Maximum Offering Price Per Share(4)	$13.62
Net Assets - Class C Shares	$11,528,586
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	903,939
Net Asset Value Per Share(3)	$12.75
Net Assets - Class D Shares	$55,105,283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,303,651
Net Asset Value Per Share	$12.80
Net Assets - Class I Shares	$29,591,862
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,299,774
Net Asset Value Per Share	$12.87
Net Assets - Class S Shares	$316,208
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,683
Net Asset Value Per Share	$12.81
Net Assets - Class T Shares	$47,708,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,721,951
Net Asset Value Per Share	$12.82

(1) Includes $834,997 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Includes cost of $5,022.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

INTECH Global Income Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$2,308,557
Dividends from affiliates	10,297
Affiliated securities lending income, net	4,838
Other income	19
Foreign tax withheld	(79,388)
Total Investment Income	2,244,323
Expenses:
Advisory fees	286,468
12b-1Distribution and shareholder servicing fees:
Class A Shares	21,281
Class C Shares	37,463
Class S Shares	510
Transfer agent administrative fees and expenses:
Class D Shares	23,685
Class S Shares	510
Class T Shares	27,800
Transfer agent networking and omnibus fees:
Class A Shares	6,139
Class C Shares	2,360
Class I Shares	6,658
Other transfer agent fees and expenses:
Class A Shares	863
Class C Shares	549
Class D Shares	4,846
Class I Shares	440
Class S Shares	11
Class T Shares	192
Registration fees	105,122
Custodian fees	96,024
Professional fees	46,130
Shareholder reports expense	31,052
Fund administration fees	4,839
Non-interested Trustees’ fees and expenses	1,109
Other expenses	19,668
Total Expenses	723,719
Less: Excess Expense Reimbursement	(330,735)
Net Expenses	392,984
Net Investment Income/(Loss)	1,851,339
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(143,710)
Total Net Realized Gain/(Loss) on Investments	(143,710)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,102,470
Total Change in Unrealized Net Appreciation/Depreciation	6,102,470
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,810,099

See Notes to Financial Statements.

16	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$1,851,339	$525,964
Net realized gain/(loss) on investments	(143,710)	379,893
Change in unrealized net appreciation/depreciation	6,102,470	(2,126,913)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,810,099	(1,221,056)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(240,755)	(140,804)
Class C Shares	(76,970)	(33,845)
Class D Shares	(574,558)	(300,902)
Class I Shares	(266,119)	(94,121)
Class S Shares	(5,398)	(5,904)
Class T Shares	(346,275)	(119,202)
Total Dividends from Net Investment Income	(1,510,075)	(694,778)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(35,986)	(87,688)
Class C Shares	(20,542)	(30,899)
Class D Shares	(121,140)	(198,183)
Class I Shares	(38,577)	(59,895)
Class S Shares	(1,913)	(4,215)
Class T Shares	(47,481)	(79,471)
Total Distributions from Net Realized Gain from Investment Transactions	(265,639)	(460,351)
Net Decrease from Dividends and Distributions to Shareholders	(1,775,714)	(1,155,129)
Capital Share Transactions:
Class A Shares	23,605,557	(2,920,812)
Class C Shares	9,846,313	297,198
Class D Shares	45,554,636	(433,017)
Class I Shares	25,750,043	880,667
Class S Shares	130,212	10,156
Class T Shares	43,105,645	1,789,842
Net Increase/(Decrease) from Capital Share Transactions	147,992,406	(375,966)
Net Increase/(Decrease) in Net Assets	154,026,791	(2,752,151)
Net Assets:
Beginning of period	17,603,671	20,355,822
End of period	$171,630,462	$17,603,671

Undistributed Net Investment Income/(Loss)	$374,404	$40,886

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014		2013	2012(1)
Net Asset Value, Beginning of Period	$11.45	$12.95	$11.60		$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.42(2)	0.33(2)	0.57(2)		0.35	0.22
Net realized and unrealized gain/(loss)	1.40	(1.08)	1.86		1.24	0.35
Total from Investment Operations	1.82	(0.75)	2.43		1.59	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.44)	(0.43)		(0.39)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)		—	—
Total Dividends and Distributions	(0.43)	(0.75)	(1.08)		(0.39)	(0.17)
Net Asset Value, End of Period	$12.84	$11.45	$12.95		$11.60	$10.40
Total Return*	16.28%	(5.79)%	21.79%		15.41%	5.70%
Net Assets, End of Period (in thousands)	$27,380	$2,816	$6,300		$1,625	$931
Average Net Assets for the Period (in thousands)	$8,512	$3,789	$4,861		$996	$881
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.90%	1.96%		2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.84%	0.81%		0.76%	1.02%
Ratio of Net Investment Income/(Loss)	3.47%	2.74%	4.62%		3.18%	4.01%
Portfolio Turnover Rate	41%	125%	51%		116%	24%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.39	$12.89	$11.56	$10.37	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(2)	0.24(2)	0.45(2)	0.27	0.19
Net realized and unrealized gain/(loss)	1.38	(1.07)	1.87	1.22	0.35
Total from Investment Operations	1.71	(0.83)	2.32	1.49	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.36)	(0.34)	(0.30)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.35)	(0.67)	(0.99)	(0.30)	(0.17)
Net Asset Value, End of Period	$12.75	$11.39	$12.89	$11.56	$10.37
Total Return*	15.33%	(6.51)%	20.83%	14.50%	5.36%
Net Assets, End of Period (in thousands)	$11,529	$1,161	$999	$489	$940
Average Net Assets for the Period (in thousands)	$3,746	$1,136	$613	$793	$900
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.17%	2.72%	2.70%	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.61%	1.57%	1.51%	1.70%
Ratio of Net Investment Income/(Loss)	2.74%	2.03%	3.63%	2.26%	3.37%
Portfolio Turnover Rate	41%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.42	$12.92	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.44(2)	0.35(2)	0.56(2)	0.42	0.21
Net realized and unrealized gain/(loss)	1.39	(1.07)	1.88	1.17	0.35
Total from Investment Operations	1.83	(0.72)	2.44	1.59	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.47)	(0.45)	(0.40)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.45)	(0.78)	(1.10)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.80	$11.42	$12.92	$11.58	$10.39
Total Return*	16.43%	(5.62)%	21.92%	15.49%	5.60%
Net Assets, End of Period (in thousands)	$55,105	$7,265	$8,689	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$19,737	$7,736	$6,297	$3,161	$1,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.89%	1.78%	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.66%	0.66%	0.67%	1.32%
Ratio of Net Investment Income/(Loss)	3.60%	2.95%	4.51%	3.91%	4.09%
Portfolio Turnover Rate	41%	125%	51%	116%	24%

Class I Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.47	$12.97	$11.62	$10.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.45(2)	0.37(2)	0.56(2)	0.46	0.23
Net realized and unrealized gain/(loss)	1.41	(1.08)	1.90	1.15	0.36
Total from Investment Operations	1.86	(0.71)	2.46	1.61	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.48)	(0.46)	(0.41)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.46)	(0.79)	(1.11)	(0.41)	(0.17)
Net Asset Value, End of Period	$12.87	$11.47	$12.97	$11.62	$10.42
Total Return*	16.61%	(5.49)%	22.09%	15.66%	5.90%
Net Assets, End of Period (in thousands)	$29,592	$2,596	$1,995	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$8,765	$2,369	$1,855	$1,927	$1,542
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.65%	1.67%	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.54%	0.52%	0.51%	0.75%
Ratio of Net Investment Income/(Loss)	3.72%	3.12%	4.54%	3.63%	4.64%
Portfolio Turnover Rate	41%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH Global Income Managed Volatility Fund

Financial Highlights

Class S Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.43	$12.93	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.37(2)	0.31(2)	0.46(2)	0.43	0.21
Net realized and unrealized gain/(loss)	1.45	(1.07)	1.98	1.15	0.35
Total from Investment Operations	1.82	(0.76)	2.44	1.58	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.43)	(0.44)	(0.39)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.44)	(0.74)	(1.09)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.81	$11.43	$12.93	$11.58	$10.39
Total Return*	16.32%	(5.93)%	21.99%	15.40%	5.60%
Net Assets, End of Period (in thousands)	$316	$163	$174	$286	$880
Average Net Assets for the Period (in thousands)	$204	$166	$199	$726	$872
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	2.10%	2.13%	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	1.00%	0.77%	0.86%	1.26%
Ratio of Net Investment Income/(Loss)	3.06%	2.62%	3.72%	2.86%	3.77%
Portfolio Turnover Rate	41%	125%	51%	116%	24%

Class T Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.44	$12.94	$11.60	$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.45(2)	0.35(2)	0.55(2)	0.46	0.22
Net realized and unrealized gain/(loss)	1.38	(1.08)	1.88	1.14	0.35
Total from Investment Operations	1.83	(0.73)	2.43	1.60	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.46)	(0.44)	(0.40)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.45)	(0.77)	(1.09)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.82	$11.44	$12.94	$11.60	$10.40
Total Return*	16.33%	(5.70)%	21.84%	15.55%	5.70%
Net Assets, End of Period (in thousands)	$47,708	$3,603	$2,200	$615	$1,233
Average Net Assets for the Period (in thousands)	$11,120	$3,147	$855	$1,249	$1,093
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.87%	1.83%	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.71%	0.69%	1.03%
Ratio of Net Investment Income/(Loss)	3.68%	2.96%	4.49%	3.27%	4.09%
Portfolio Turnover Rate	41%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

Janus Investment Fund	21

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $6,729,899 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

22	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	23

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

24	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$834,997	$—	$(834,997)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S.

Janus Investment Fund	25

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $834,997 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2016 is $865,710, resulting in the net amount due to the counterparty of $30,713.

26	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

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INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled

28	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $15,037.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $854.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	51	-	*
Class T Shares	-	-
*Less than 0.50%.

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	29

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 518,568	$ 11,385	$ -	$ -	$ -	$ (5,335)	$ 5,628,517

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 163,793,298	$ 9,410,404	$ (3,781,887)	$ 5,628,517

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,510,075	$ 265,639	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 817,106	$ 338,023	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (7,746)	$ 7,746

30	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,158,209	$26,893,110	83,406	$ 999,502
Reinvested dividends and distributions	22,508	276,634	18,749	222,211
Shares repurchased	(293,569)	(3,564,187)	(342,712)	(4,142,525)
Net Increase/(Decrease)	1,887,148	$23,605,557	(240,557)	$(2,920,812)
Class C Shares:
Shares sold	1,028,622	$12,683,048	49,451	$ 590,406
Reinvested dividends and distributions	7,052	85,609	5,481	63,956
Shares repurchased	(233,632)	(2,922,344)	(30,496)	(357,164)
Net Increase/(Decrease)	802,042	$ 9,846,313	24,436	$ 297,198
Class D Shares:
Shares sold	4,575,397	$56,832,685	277,204	$ 3,340,857
Reinvested dividends and distributions	54,399	665,204	40,592	477,286
Shares repurchased	(962,183)	(11,943,253)	(354,189)	(4,251,160)
Net Increase/(Decrease)	3,667,613	$45,554,636	(36,393)	$ (433,017)
Class I Shares:
Shares sold	2,291,111	$28,481,961	85,522	$ 1,038,425
Reinvested dividends and distributions	23,575	291,154	13,067	154,016
Shares repurchased	(241,156)	(3,023,072)	(26,142)	(311,774)
Net Increase/(Decrease)	2,073,530	$25,750,043	72,447	$ 880,667
Class S Shares:
Shares sold	13,428	$ 168,151	-	$ 37
Reinvested dividends and distributions	610	7,311	861	10,119
Shares repurchased	(3,636)	(45,250)	-	-
Net Increase/(Decrease)	10,402	$ 130,212	861	$ 10,156
Class T Shares:
Shares sold	4,226,424	$52,898,744	210,567	$ 2,573,000
Reinvested dividends and distributions	31,787	393,645	16,892	198,465
Shares repurchased	(851,173)	(10,186,744)	(82,534)	(981,623)
Net Increase/(Decrease)	3,407,038	$43,105,645	144,925	$ 1,789,842

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$162,811,872	$ 21,947,762	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

INTECH Global Income Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
INTECH Global Income Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Global Income Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

32	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	33

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

34	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	45

INTECH Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

46	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

INTECH Global Income Managed Volatility Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

48	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$265,639
Foreign Taxes Paid	$79,388
Foreign Source Income	$1,429,099
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	49

INTECH Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

50	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	51

INTECH Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

52	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	53

INTECH Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

54	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	55

INTECH Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56	JUNE 30, 2016

INTECH Global Income Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3640				125-02-93013 08-16

ANNUAL REPORT June 30, 2016

INTECH International Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH International Managed Volatility Fund

INTECH International Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2016, INTECH International Managed Volatility Fund’s Class I Shares returned 0.14%. This compares to the -10.16% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI EAFE Index return declined by 10.16% for the twelve-month period ending June 30, 2016. INTECH International Managed Volatility Fund outperformed the MSCI EAFE Index over the period and generated a return of 0.14%.

The Fund’s defensive positioning acted as tailwind to relative performance as volatility picked up in the international equity markets. On average, the Fund was overweight lower volatility stocks, or stocks with a lower total risk (standard deviation of returns), as well as lower beta stocks, or stocks with lower sensitivity to market movements. During the period lower volatility and lower beta stocks outperformed higher volatility and higher beta stocks, as well as the overall market, on average. Consequently, the Fund’s overweight to lower volatility and lower beta stocks contributed to the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund benefited from an average underweight allocation to the financials sector, which was the weakest performing sector during the period, as well as an average overweight allocation to the utilities sector, during the period. Stock selection, which is a residual of the investment process, also contributed to the Fund’s relative performance during the period, especially within the financials, industrials, and health care sectors.

An overall increase in market diversity over the past twelve months reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average within the MSCI EAFE Index. INTECH International Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from the overall increase in market diversity over the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Janus Investment Fund	1

INTECH International Managed Volatility Fund (unaudited)

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH International Managed Volatility Fund.

2	JUNE 30, 2016

INTECH International Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
CLP Holdings, Ltd.
Electric Utilities	2.5%
Nestle SA
Food Products	1.7%
Power Assets Holdings, Ltd.
Electric Utilities	1.5%
Link REIT
Real Estate Investment Trusts (REITs)	1.5%
Next PLC
Multiline Retail	1.5%
8.7%

Asset Allocation - (% of Net Assets)
Common Stocks	97.6%
Investment Companies	2.0%
Preferred Stocks	0.2%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

Janus Investment Fund	3

INTECH International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016				per the October 28, 2015 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.22%	3.90%	0.63%	1.35%
Class A Shares at MOP	-5.96%	2.68%	-0.02%
Class C Shares at NAV	-0.86%	3.69%	0.39%	2.02%
Class C Shares at CDSC	-1.84%	3.69%	0.39%
Class D Shares(1)	-0.12%	4.18%	0.65%	1.26%
Class I Shares	0.14%	4.27%	0.80%	0.93%
Class S Shares	-0.18%	3.93%	0.61%	1.43%
Class T Shares	-0.14%	3.94%	-0.15%	1.16%
MSCI EAFE Index	-10.16%	1.68%	-0.70%
Morningstar Quartile - Class I Shares	1st	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	23/851	38/727	114/586

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2016

INTECH International Managed Volatility Fund (unaudited)

Performance

The expense ratios for Class D Shares are estimated.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – May 2, 2007

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,016.60	$6.22	$1,000.00	$1,018.70	$6.22	1.24%
Class C Shares	$1,000.00	$1,013.00	$9.91	$1,000.00	$1,015.02	$9.92	1.98%
Class D Shares	$1,000.00	$1,016.80	$5.82	$1,000.00	$1,019.10	$5.82	1.16%
Class I Shares	$1,000.00	$1,018.10	$4.57	$1,000.00	$1,020.34	$4.57	0.91%
Class S Shares	$1,000.00	$1,015.30	$6.86	$1,000.00	$1,018.05	$6.87	1.37%
Class T Shares	$1,000.00	$1,016.80	$5.92	$1,000.00	$1,019.00	$5.92	1.18%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

INTECH International Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – 97.6%
Aerospace & Defense – 1.2%
Singapore Technologies Engineering, Ltd.	15,600	$36,834
Thales SA	12,420	1,042,221
		1,079,055
Air Freight & Logistics – 0%
Royal Mail PLC	5,505	37,313
Airlines – 1.7%
Deutsche Lufthansa AG	11,929	138,860
easyJet PLC	18,621	270,440
Japan Airlines Co., Ltd.	15,400	494,358
Singapore Airlines, Ltd.	85,700	679,854
		1,583,512
Auto Components – 0%
Cie Generale des Etablissements Michelin	243	23,017
Beverages – 1.3%
Kirin Holdings Co., Ltd.	39,700	667,375
SABMiller PLC	708	41,267
Suntory Beverage & Food, Ltd.	10,300	463,570
Treasury Wine Estates, Ltd.	2,561	17,711
		1,189,923
Biotechnology – 1.4%
Actelion, Ltd.*	2,716	455,875
CSL, Ltd.	9,725	817,479
		1,273,354
Building Products – 0.6%
Geberit AG	686	259,220
LIXIL Group Corp.	17,400	286,104
		545,324
Capital Markets – 0.8%
Partners Group Holding AG	1,748	749,765
Chemicals – 3.6%
Chr Hansen Holding A/S	6,820	447,904
EMS-Chemie Holding AG	517	267,437
Givaudan SA	223	448,242
K+S AG	1,653	33,911
Koninklijke DSM NV	459	26,592
Novozymes A/S - Class B	2,123	102,325
Sika AG	208	870,364
Symrise AG	4,520	307,952
Syngenta AG	435	167,255
Toray Industries, Inc.	72,000	612,007
Umicore SA	569	29,315
		3,313,304
Commercial Banks – 2.9%
Bank Hapoalim BM	157,423	794,889
Bank Leumi Le-Israel BM*	152,575	538,160
DBS Group Holdings, Ltd.	4,800	56,567
Hang Seng Bank, Ltd.	62,700	1,076,308
Oversea-Chinese Banking Corp., Ltd.	22,000	143,412
United Overseas Bank, Ltd.	5,100	70,440
		2,679,776
Commercial Services & Supplies – 1.3%
Brambles, Ltd.	5,705	52,923
ISS A/S	13,605	509,519
Park24 Co., Ltd.	13,400	459,004
Secom Co., Ltd.	1,400	103,351
Sohgo Security Services Co., Ltd.	400	19,662
		1,144,459
Construction & Engineering – 3.3%
CIMIC Group, Ltd.	2,727	73,014

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH International Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Construction & Engineering – (continued)
Eiffage SA	2,189	$156,302
Ferrovial SA	987	19,175
Hochtief AG	637	82,044
Kajima Corp.	36,000	248,674
Obayashi Corp.	88,900	941,351
Shimizu Corp.	55,000	512,080
Taisei Corp.	68,000	554,594
Vinci SA	5,363	381,909
		2,969,143
Construction Materials – 0.5%
Taiheiyo Cement Corp.	188,000	443,150
Containers & Packaging – 0.8%
Amcor, Ltd.	15,748	176,074
Rexam PLCß	67,259	583,443
		759,517
Distributors – 0.3%
Jardine Cycle & Carriage, Ltd.	9,700	266,204
Diversified Consumer Services – 0.2%
Benesse Holdings, Inc.	7,900	184,614
Diversified Financial Services – 0.1%
Singapore Exchange, Ltd.	8,000	45,584
Diversified Telecommunication Services – 4.6%
Bezeq Israeli Telecommunication Corp., Ltd.	339,720	675,025
Elisa Oyj	8,943	343,543
HKT Trust & HKT, Ltd.	368,000	531,004
Iliad SA	650	132,111
Inmarsat PLC	41,001	440,004
Koninklijke KPN NV	71,828	260,494
Nippon Telegraph & Telephone Corp.	16,400	769,985
Singapore Telecommunications, Ltd.	78,000	241,263
Spark New Zealand, Ltd.	242,926	615,504
Swisscom AG	77	38,262
TDC A/S	28,464	139,346
TPG Telecom, Ltd.	5,116	45,505
		4,232,046
Electric Utilities – 6.1%
Cheung Kong Infrastructure Holdings, Ltd.	91,000	783,557
CLP Holdings, Ltd.	221,500	2,264,630
Endesa SA	6,612	132,965
HK Electric Investments & HK Electric Investments, Ltd.	316,500	295,744
Hokuriku Electric Power Co.	3,100	38,284
Iberdrola SA	4,251	28,710
Power Assets Holdings, Ltd.	153,500	1,409,303
Red Electrica Corp. SA*	1,892	168,657
Terna Rete Elettrica Nazionale SpA	78,466	437,154
		5,559,004
Electronic Equipment, Instruments & Components – 0.1%
Kyocera Corp.	1,000	47,419
Food & Staples Retailing – 2.6%
Aeon Co., Ltd.	12,700	196,782
Colruyt SA	7,978	440,253
FamilyMart Co., Ltd.	8,600	522,472
ICA Gruppen AB	11,321	378,425
Lawson, Inc.	9,600	761,183
Tsuruha Holdings, Inc.	300	36,038
Wesfarmers, Ltd.	2,361	71,090
		2,406,243
Food Products – 6.9%
Ajinomoto Co., Inc.	11,000	258,258

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

INTECH International Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Barry Callebaut AG*	198	$243,253
Chocoladefabriken Lindt & Spruengli AG (PC)	123	731,863
Chocoladefabriken Lindt & Spruengli AG (REG)	14	999,410
Kerry Group PLC - Class A	2,193	194,818
MEIJI Holdings Co., Ltd.	12,800	1,299,773
Nestle SA	19,747	1,523,666
NH Foods, Ltd.	14,000	340,190
Nisshin Seifun Group, Inc.	23,600	377,293
Nissin Foods Holdings Co., Ltd.	2,300	125,243
Tate & Lyle PLC	3,801	33,886
Toyo Suisan Kaisha, Ltd.	3,800	153,544
Wilmar International, Ltd.	19,500	47,518
		6,328,715
Gas Utilities – 2.4%
Enagas SA	1,772	53,902
Hong Kong & China Gas Co., Ltd.	724,020	1,322,526
Snam SpA	66,710	399,047
Toho Gas Co., Ltd.	46,000	374,307
		2,149,782
Health Care Equipment & Supplies – 2.6%
Cochlear, Ltd.	3,082	279,467
Coloplast A/S - Class B	1,606	119,903
CYBERDYNE, Inc.*,#	6,900	154,524
Sonova Holding AG	5,004	665,049
Terumo Corp.	16,800	712,445
William Demant Holding A/S*	21,250	413,326
		2,344,714
Health Care Providers & Services – 1.4%
Alfresa Holdings Corp.	6,100	127,053
Fresenius Medical Care AG & Co. KGaA	1,913	165,501
Fresenius SE & Co. KGaA	3,997	294,479
Ryman Healthcare, Ltd.	64,337	428,566
Sonic Healthcare, Ltd.	16,706	269,980
Suzuken Co., Ltd.	1,000	31,441
		1,317,020
Health Care Technology – 0%
M3, Inc.	800	27,711
Hotels, Restaurants & Leisure – 1.7%
Carnival PLC	9,194	408,109
Compass Group PLC	3,593	68,476
McDonald's Holdings Co. Japan, Ltd.	4,400	119,419
Oriental Land Co., Ltd.	10,100	651,458
Paddy Power Betfair PLC	1,348	141,763
Sodexo SA	444	47,819
William Hill PLC	28,027	97,059
		1,534,103
Household Durables – 2.1%
Casio Computer Co., Ltd.	25,500	364,445
Electrolux AB - Series B	575	15,623
Husqvarna AB - Class B	22,029	163,482
Nikon Corp.	36,400	491,953
Rinnai Corp.	1,700	149,614
Techtronic Industries Co., Ltd.	181,000	757,736
		1,942,853
Household Products – 0.5%
Reckitt Benckiser Group PLC	833	83,789
Svenska Cellulosa AB SCA - Class B	10,478	334,257
		418,046

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH International Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – 0.3%
Meridian Energy, Ltd.	151,802	$286,540
Industrial Conglomerates – 0.5%
Keihan Holdings Co., Ltd.	60,000	414,572
Information Technology Services – 1.1%
Atos SE	4,321	360,877
NTT Data Corp.	9,900	466,591
Otsuka Corp.	4,400	204,470
		1,031,938
Insurance – 4.4%
Admiral Group PLC	18,325	500,079
Ageas	8,795	303,820
Baloise Holding AG	1,255	140,002
Direct Line Insurance Group PLC	29,041	134,275
Hannover Rueck SE	1,787	186,695
Muenchener Rueckversicherungs AG	2,015	336,716
NN Group NV	33,640	934,415
SCOR SE	12,026	362,235
Swiss Life Holding AG*	1,482	342,466
Swiss Re AG	8,737	764,078
Tryg A/S	528	9,425
		4,014,206
Internet & Catalog Retail – 0.1%
Zalando SE (144A)*	1,819	48,148
Leisure Products – 0.2%
Sankyo Co., Ltd.	5,800	216,266
Life Sciences Tools & Services – 0.9%
Lonza Group AG*	4,693	777,932
Machinery – 3.2%
Alstom SA*	7,137	166,599
FANUC Corp.	1,400	226,646
Hoshizaki Electric Co., Ltd.	6,100	595,060
Makita Corp.	5,800	382,501
MAN SE	4,443	452,232
Nabtesco Corp.	2,800	66,869
Schindler Holding AG (PC)	2,678	485,423
Schindler Holding AG (REG)	2,651	482,672
SKF AB - Class B	1,832	29,264
THK Co., Ltd.	2,000	33,941
		2,921,207
Marine – 0.5%
Kuehne + Nagel International AG	3,324	464,867
Media – 1.3%
Axel Springer SE	1,921	100,655
Eutelsat Communications SA	6,877	131,049
JCDecaux SA	1,795	60,901
Publicis Groupe SA	336	22,760
RTL Group SA	1,260	102,752
SES SA (FDR)	2,879	62,180
Singapore Press Holdings, Ltd.#	237,800	702,254
		1,182,551
Metals & Mining – 0.8%
Fresnillo PLC	3,270	72,251
Newcrest Mining, Ltd.*	28,352	487,403
Randgold Resources, Ltd.	1,368	153,572
		713,226
Multiline Retail – 1.5%
Next PLC	20,447	1,367,685
Ryohin Keikaku Co., Ltd.	100	24,265
		1,391,950

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

INTECH International Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Multi-Utilities – 1.1%
AGL Energy, Ltd.	16,673	$240,543
DUET Group	33,877	63,387
National Grid PLC	45,818	673,655
		977,585
Oil, Gas & Consumable Fuels – 0.8%
Idemitsu Kosan Co., Ltd.	5,200	112,141
JX Holdings, Inc.	73,700	286,429
Neste Oyj	2,772	99,304
TonenGeneral Sekiyu KK	26,000	236,129
		734,003
Personal Products – 0.4%
Beiersdorf AG	1,510	142,668
Kao Corp.	4,100	236,641
		379,309
Pharmaceuticals – 6.4%
Astellas Pharma, Inc.	13,400	209,731
Chugai Pharmaceutical Co., Ltd.	2,900	103,051
Eisai Co., Ltd.	2,400	133,366
Galenica AG	114	153,615
Hisamitsu Pharmaceutical Co., Inc.	6,100	349,912
Mitsubishi Tanabe Pharma Corp.	32,300	579,435
Novartis AG	4,727	388,980
Novo Nordisk A/S - Class B	16,192	870,895
Ono Pharmaceutical Co., Ltd.	8,500	367,102
Orion Oyj - Class B	1,725	67,000
Roche Holding AG	992	261,999
Shionogi & Co., Ltd.	9,500	516,734
Sumitomo Dainippon Pharma Co., Ltd.	1,800	31,078
Takeda Pharmaceutical Co., Ltd.	5,000	215,852
Teva Pharmaceutical Industries, Ltd.	22,850	1,157,005
UCB SA	5,979	447,015
		5,852,770
Professional Services – 0.4%
Bureau Veritas SA	8,506	179,564
Intertek Group PLC	702	32,775
Recruit Holdings Co., Ltd.	900	32,735
SGS SA	62	142,208
		387,282
Real Estate Investment Trusts (REITs) – 8.7%
CapitaLand Commercial Trust, Ltd.	262,800	289,130
Dexus Property Group	7,741	52,263
Gecina SA	1,494	204,186
Japan Prime Realty Investment Corp.	132	565,423
Japan Real Estate Investment Corp.	185	1,138,796
Japan Retail Fund Investment Corp.	309	786,527
Link REIT	203,000	1,388,801
Nippon Building Fund, Inc.	152	934,425
Nippon Prologis REIT, Inc.	174	422,635
Nomura Real Estate Master Fund, Inc.	504	796,817
Scentre Group	40,624	149,375
Suntec Real Estate Investment Trust	237,700	314,338
United Urban Investment Corp.	242	434,746
Vicinity Centres	153,715	382,372
Westfield Corp.	4,065	32,379
		7,892,213
Real Estate Management & Development – 1.8%
Azrieli Group, Ltd.	2,913	124,019
City Developments, Ltd.	4,600	28,033
Daito Trust Construction Co., Ltd.	900	145,908

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH International Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Deutsche Wohnen AG	1,727	$58,601
Hysan Development Co., Ltd.	76,000	338,913
Swire Properties, Ltd.	102,200	271,997
Swiss Prime Site AG*	6,992	632,565
Wheelock & Co., Ltd.	5,000	23,551
		1,623,587
Road & Rail – 3.7%
Asciano, Ltd.	7,367	48,767
ComfortDelGro Corp., Ltd.	308,800	633,056
DSV A/S	6,445	271,020
Keikyu Corp.	39,000	390,697
Kintetsu Group Holdings Co., Ltd.	49,000	209,141
MTR Corp., Ltd.	193,500	981,935
Nagoya Railroad Co., Ltd.	109,000	611,587
Tobu Railway Co., Ltd.	7,000	38,309
West Japan Railway Co.	2,600	164,361
		3,348,873
Semiconductor & Semiconductor Equipment – 0.4%
Tokyo Electron, Ltd.	4,700	395,205
Software – 1.4%
Check Point Software Technologies, Ltd.*	5,200	414,336
Dassault Systemes	1,538	117,425
Gemalto NV	745	45,623
Konami Holdings Corp.	11,200	424,148
NICE, Ltd.	687	43,153
Oracle Corp. Japan	2,200	117,108
Trend Micro, Inc.	2,600	92,614
		1,254,407
Specialty Retail – 2.1%
ABC-Mart, Inc.	4,300	286,218
Fast Retailing Co., Ltd.	2,100	563,088
Kingfisher PLC	11,941	51,534
Nitori Holdings Co., Ltd.	3,000	359,998
Shimamura Co., Ltd.	1,100	162,400
Yamada Denki Co., Ltd.	84,600	444,629
		1,867,867
Technology Hardware, Storage & Peripherals – 0.2%
Ricoh Co., Ltd.	20,900	180,631
Textiles, Apparel & Luxury Goods – 1.6%
adidas AG	4,392	626,232
Hermes International	278	104,755
Luxottica Group SpA	873	42,531
Pandora A/S	2,399	325,703
Yue Yuen Industrial Holdings, Ltd.	87,000	344,813
		1,444,034
Tobacco – 0.7%
Imperial Brands PLC	5,122	277,997
Japan Tobacco, Inc.	600	24,040
Swedish Match AB	10,720	372,680
		674,717
Transportation Infrastructure – 1.6%
Aena SA	2,945	387,739
Aeroports de Paris	965	106,718
Atlantia SpA	819	20,424
Groupe Eurotunnel SE	9,962	106,005
Transurban Group	90,373	810,334
		1,431,220
Wireless Telecommunication Services – 0.5%
KDDI Corp.	2,600	79,159

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

INTECH International Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
NTT DOCOMO, Inc.	11,100	$298,721
Tele2 AB - Class B	6,436	56,321
		434,201
Total Common Stocks (cost $83,679,940)		88,935,977
Preferred Stocks – 0.2%
Media – 0.2%
ProSiebenSat.1 Media SE (cost $196,952)	3,839	167,609
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	427,250	427,250
Money Markets – 1.5%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	1,396,712	1,396,712
Total Investment Companies (cost $1,823,962)		1,823,962
Total Investments (total cost $85,700,854) – 99.8%		90,927,548
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		200,464
Net Assets – 100%		$91,128,012

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$30,229,576	33.2%
Switzerland	12,456,468	13.7
Hong Kong	11,790,818	13.0
United Kingdom	5,327,609	5.8
Australia	4,070,066	4.5
France	3,768,633	4.1
Israel	3,746,587	4.1
Singapore	3,554,487	3.9
Germany	3,245,055	3.6
Denmark	3,209,366	3.5
United States	1,823,962	2.0
Sweden	1,350,052	1.5
New Zealand	1,330,610	1.5
Netherlands	1,267,124	1.4
Belgium	1,220,403	1.3
Italy	899,156	1.0
Spain	791,148	0.9
Finland	509,847	0.6
Ireland	336,581	0.4

Total	$90,927,548	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

INTECH International Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index

A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $48,148, which represents 0.1% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	355,505	4,687,757	(4,616,012)	427,250	$—	$4,903(1)	$427,250
Janus Cash Liquidity Fund LLC	946,213	26,289,131	(25,838,632)	1,396,712	—	3,856	1,396,712

Total					$—	$8,759	$1,823,962

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

14	JUNE 30, 2016

INTECH International Managed Volatility Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Software	$414,336	$ 840,071	$-
All Other	-	87,681,570	-
Preferred Stocks	-	167,609	-
Investment Companies	-	1,823,962	-
Total Assets	$414,336	$90,513,212	$-

Janus Investment Fund	15

INTECH International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$85,700,854
Unaffiliated investments, at value(1)	89,103,586
Affiliated investments, at value	1,823,962
Cash denominated in foreign currency(2)	95,273
Non-interested Trustees' deferred compensation	1,642
Receivables:
Fund shares sold	394,801
Dividends	207,289
Foreign tax reclaims	96,579
Dividends from affiliates	699
Other assets	588
Total Assets	91,724,419
Liabilities:
Due to custodian	2,342
Collateral for securities loaned (Note 2)	427,250
Payables:	—
Advisory fees	39,771
Fund shares repurchased	39,221
Professional fees	35,520
Transfer agent fees and expenses	4,814
12b-1 Distribution and shareholder servicing fees	2,313
Non-interested Trustees' deferred compensation fees	1,642
Fund administration fees	694
Non-interested Trustees' fees and expenses	479
Custodian fees	257
Accrued expenses and other payables	42,104
Total Liabilities	596,407
Net Assets	$91,128,012

See Notes to Financial Statements.

16	JUNE 30, 2016

INTECH International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$89,888,418
Undistributed net investment income/(loss)	499,205
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(4,487,088)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,227,477
Total Net Assets	$91,128,012
Net Assets - Class A Shares	$4,821,411
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	605,868
Net Asset Value Per Share(3)	$7.96
Maximum Offering Price Per Share(4)	$8.45
Net Assets - Class C Shares	$1,580,641
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	202,424
Net Asset Value Per Share(3)	$7.81
Net Assets - Class D Shares	$2,282,012
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	289,932
Net Asset Value Per Share	$7.87
Net Assets - Class I Shares	$66,947,677
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,484,147
Net Asset Value Per Share	$7.89
Net Assets - Class S Shares	$1,009,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126,508
Net Asset Value Per Share	$7.98
Net Assets - Class T Shares	$14,486,840
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,839,924
Net Asset Value Per Share	$7.87

(1) Includes $404,686 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Includes cost of $95,359.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$2,141,292
Affiliated securities lending income, net	4,903
Dividends from affiliates	3,856
Other income	39
Foreign tax withheld	(163,717)
Total Investment Income	1,986,373
Expenses:
Advisory fees	395,623
12b-1Distribution and shareholder servicing fees:
Class A Shares	7,863
Class C Shares	9,240
Class S Shares	338
Transfer agent administrative fees and expenses:
Class D Shares	1,576
Class S Shares	338
Class T Shares	12,162
Transfer agent networking and omnibus fees:
Class A Shares	3,892
Class C Shares	525
Class I Shares	4,598
Other transfer agent fees and expenses:
Class A Shares	363
Class C Shares	156
Class D Shares	402
Class I Shares	2,713
Class T Shares	54
Registration fees	108,033
Professional fees	35,422
Custodian fees	25,144
Shareholder reports expense	20,257
Fund administration fees	6,473
Non-interested Trustees’ fees and expenses	1,823
Other expenses	27,613
Total Expenses	664,608
Less: Excess Expense Reimbursement	(1,177)
Net Expenses	663,431
Net Investment Income/(Loss)	1,322,942
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(2,355,579)
Total Net Realized Gain/(Loss) on Investments	(2,355,579)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,706,722
Total Change in Unrealized Net Appreciation/Depreciation	1,706,722
Net Increase/(Decrease) in Net Assets Resulting from Operations	$674,085

See Notes to Financial Statements.

18	JUNE 30, 2016

INTECH International Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015(1)

Operations:
Net investment income/(loss)	$1,322,942	$1,034,385
Net realized gain/(loss) on investments	(2,355,579)	257,720
Change in unrealized net appreciation/depreciation	1,706,722	(4,405,575)
Net Increase/(Decrease) in Net Assets Resulting from Operations	674,085	(3,113,470)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(16,604)	(89,175)
Class C Shares	(6,407)	(5,137)
Class D Shares	(15,202)	—
Class I Shares	(894,967)	(1,265,058)
Class S Shares	(736)	(1,098)
Class T Shares	(19,967)	(24,096)
Total Dividends from Net Investment Income	(953,883)	(1,384,564)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(588,211)
Class C Shares	—	(51,586)
Class I Shares	—	(7,132,161)
Class S Shares	—	(6,924)
Class T Shares	—	(167,847)
Total Distributions from Net Realized Gain from Investment Transactions	—	(7,946,729)
Net Decrease from Dividends and Distributions to Shareholders	(953,883)	(9,331,293)
Capital Share Transactions:
Class A Shares	(959,620)	1,403,075
Class C Shares	1,077,678	73,596
Class D Shares	1,770,325	517,457
Class I Shares	2,526,681	7,297,995
Class S Shares	937,439	11,022
Class T Shares	13,031,280	(1,334,859)
Net Increase/(Decrease) from Capital Share Transactions	18,383,783	7,968,286
Net Increase/(Decrease) in Net Assets	18,103,985	(4,476,477)
Net Assets:
Beginning of period	73,024,027	77,500,504
End of period	$91,128,012	$73,024,027

Undistributed Net Investment Income/(Loss)	$499,205	$91,843

(1) Period from April 24, 2015 (inception date) through June 30, 2015 for Class D Shares.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$8.03	$9.66	$8.07		$6.79	$8.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.09(1)	0.25(1)		0.22	0.12
Net realized and unrealized gain/(loss)	(0.13)	(0.56)	1.57		1.21	(1.36)
Total from Investment Operations	(0.02)	(0.47)	1.82		1.43	(1.24)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.15)	(0.23)		(0.15)	(0.07)
Distributions (from capital gains)	—	(1.01)	—(2)		—	—
Total Dividends and Distributions	(0.05)	(1.16)	(0.23)		(0.15)	(0.07)
Net Asset Value, End of Period	$7.96	$8.03	$9.66		$8.07	$6.79
Total Return*	(0.22)%	(4.19)%	22.74%		21.27%	(15.33)%
Net Assets, End of Period (in thousands)	$4,821	$5,829	$5,342		$473	$445
Average Net Assets for the Period (in thousands)	$3,145	$5,392	$2,240		$317	$452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.35%	1.21%		1.22%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.34%	1.20%		1.22%	1.26%
Ratio of Net Investment Income/(Loss)	1.45%	1.09%	2.69%		1.26%	1.72%
Portfolio Turnover Rate	74%	191%	160%		143%	140%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.94	$9.58	$8.14	$6.78	$8.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.03(1)	0.19(1)	2.46	0.17
Net realized and unrealized gain/(loss)	(0.15)	(0.56)	1.57	(0.93)	(1.43)
Total from Investment Operations	(0.07)	(0.53)	1.76	1.53	(1.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.10)	(0.32)	(0.17)	(0.07)
Distributions (from capital gains)	—	(1.01)	—(2)	—	—
Total Dividends and Distributions	(0.06)	(1.11)	(0.32)	(0.17)	(0.07)
Net Asset Value, End of Period	$7.81	$7.94	$9.58	$8.14	$6.78
Total Return*	(0.86)%	(4.95)%	21.91%	22.79%	(15.55)%
Net Assets, End of Period (in thousands)	$1,581	$510	$526	$113	$433
Average Net Assets for the Period (in thousands)	$924	$480	$179	$251	$574
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.94%	2.02%	1.93%	1.32%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	2.01%	1.93%	1.18%	1.47%
Ratio of Net Investment Income/(Loss)	1.05%	0.40%	2.13%	1.20%	1.33%
Portfolio Turnover Rate	74%	191%	160%	143%	140%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2016

INTECH International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$8.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.03
Net realized and unrealized gain/(loss)	(0.16)	(2.03)
Total from Investment Operations	(0.01)	(2.00)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.12)	—
Net Asset Value, End of Period	$7.87	$8.00
Total Return*	(0.12)%	(20.00)%
Net Assets, End of Period (in thousands)	$2,282	$504
Average Net Assets for the Period (in thousands)	$1,314	$315
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.26%
Ratio of Net Investment Income/(Loss)	1.97%	1.80%
Portfolio Turnover Rate	74%	191%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.00	$9.63	$8.03	$6.77	$8.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.13(2)	0.21(2)	0.18	0.12
Net realized and unrealized gain/(loss)	(0.13)	(0.57)	1.63	1.28	(1.35)
Total from Investment Operations	0.01	(0.44)	1.84	1.46	(1.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.18)	(0.24)	(0.20)	(0.06)
Distributions (from capital gains)	—	(1.01)	—(3)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(4)
Total Dividends and Distributions	(0.12)	(1.19)	(0.24)	(0.20)	(0.06)
Net Asset Value, End of Period	$7.89	$8.00	$9.63	$8.03	$6.77
Total Return*	0.14%	(3.90)%	23.21%	21.78%	(15.18)%
Net Assets, End of Period (in thousands)	$66,948	$65,227	$69,062	$59,981	$35,608
Average Net Assets for the Period (in thousands)	$61,549	$64,504	$66,596	$42,583	$29,910
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.93%	0.81%	0.92%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.93%	0.81%	0.92%	1.00%
Ratio of Net Investment Income/(Loss)	1.78%	1.48%	2.27%	1.86%	2.05%
Portfolio Turnover Rate	74%	191%	160%	143%	140%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 24, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH International Managed Volatility Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.09	$9.74	$8.09	$6.79	$8.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.09(1)	0.15(1)	2.47	0.10
Net realized and unrealized gain/(loss)	(0.17)	(0.57)	1.69	(1.02)	(1.36)
Total from Investment Operations	(0.02)	(0.48)	1.84	1.45	(1.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.16)	(0.19)	(0.15)	(0.07)
Distributions (from capital gains)	—	(1.01)	—(2)	—	—
Total Dividends and Distributions	(0.09)	(1.17)	(0.19)	(0.15)	(0.07)
Net Asset Value, End of Period	$7.98	$8.09	$9.74	$8.09	$6.79
Total Return*	(0.18)%	(4.29)%	22.92%	21.48%	(15.54)%
Net Assets, End of Period (in thousands)	$1,009	$67	$67	$118	$421
Average Net Assets for the Period (in thousands)	$135	$64	$86	$254	$432
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.43%	1.33%	1.48%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.43%	1.13%	1.29%	1.44%
Ratio of Net Investment Income/(Loss)	1.98%	1.01%	1.69%	1.09%	1.52%
Portfolio Turnover Rate	74%	191%	160%	143%	140%

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.99	$9.60	$8.01	$6.77	$8.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.09(1)	0.32(1)	0.08	0.06
Net realized and unrealized gain/(loss)	(0.23)	(0.55)	1.49	1.35	(1.31)
Total from Investment Operations	(0.01)	(0.46)	1.81	1.43	(1.25)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.22)	(0.19)	(0.07)
Distributions (from capital gains)	—	(1.01)	—(2)	—	—
Total Dividends and Distributions	(0.11)	(1.15)	(0.22)	(0.19)	(0.07)
Net Asset Value, End of Period	$7.87	$7.99	$9.60	$8.01	$6.77
Total Return*	(0.14)%	(4.08)%	22.78%	21.30%	(15.47)%
Net Assets, End of Period (in thousands)	$14,487	$887	$2,504	$202	$59
Average Net Assets for the Period (in thousands)	$4,865	$1,474	$1,121	$70	$40
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.12%	1.27%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.12%	1.26%	1.25%
Ratio of Net Investment Income/(Loss)	2.90%	1.10%	3.44%	1.24%	1.80%
Portfolio Turnover Rate	74%	191%	160%	143%	140%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	JUNE 30, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH International Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

Janus Investment Fund	23

INTECH International Managed Volatility Fund

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $42,600,733 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

24	JUNE 30, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	25

INTECH International Managed Volatility Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

26	JUNE 30, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$404,686	$—	$(404,686)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S.

Janus Investment Fund	27

INTECH International Managed Volatility Fund

Notes to Financial Statements

dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $404,686 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2016 is $427,250, resulting in the net amount due to the counterparty of $22,564.

28	JUNE 30, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

Janus Investment Fund	29

INTECH International Managed Volatility Fund

Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled

30	JUNE 30, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements

investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $1,341.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2016.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	3	-	*
Class D Shares	2	-	*
Class I Shares	83	61
Class S Shares	6	-	*
Class T Shares	-	-
*Less than 0.50%.

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	31

INTECH International Managed Volatility Fund

Notes to Financial Statements

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 1,129,778	$ -	$ (4,474,653)	$ -	$ -	$ (855)	$ 4,585,324

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$(4,474,653)	$ -	$ (4,474,653)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 86,342,224	$ 7,663,280	$ (3,077,956)	$ 4,585,324

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 953,883	$ -	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,686,955	$ 7,644,338	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

32	JUNE 30, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss

$ -	$ 38,303	$ (38,303)

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	519,588	$ 4,041,147	214,874	$ 1,798,281
Reinvested dividends and distributions	2,134	16,432	89,130	677,386
Shares repurchased	(641,804)	(5,017,199)	(130,866)	(1,072,592)
Net Increase/(Decrease)	(120,082)	$ (959,620)	173,138	$ 1,403,075
Class C Shares:
Shares sold	146,639	$ 1,142,252	15,663	$ 130,226
Reinvested dividends and distributions	523	3,966	7,315	55,155
Shares repurchased	(8,942)	(68,540)	(13,684)	(111,785)
Net Increase/(Decrease)	138,220	$ 1,077,678	9,294	$ 73,596
Class D Shares:
Shares sold	336,191	$ 2,598,577	65,610	$ 537,916
Reinvested dividends and distributions	1,990	15,144	-	-
Shares repurchased	(111,321)	(843,396)	(2,538)	(20,459)
Net Increase/(Decrease)	226,860	$ 1,770,325	63,072	$ 517,457
Class I Shares:
Shares sold	1,444,458	$11,126,723	642,434	$ 5,335,127
Reinvested dividends and distributions	116,406	887,017	1,106,762	8,367,123
Shares repurchased	(1,228,122)	(9,487,059)	(772,450)	(6,404,255)
Net Increase/(Decrease)	332,742	$ 2,526,681	976,746	$ 7,297,995
Class S Shares:
Shares sold	118,590	$ 940,433	370	$ 3,000
Reinvested dividends and distributions	95	736	1,047	8,022
Shares repurchased	(471)	(3,730)	-	-
Net Increase/(Decrease)	118,214	$ 937,439	1,417	$ 11,022
Class T Shares:
Shares sold	1,981,283	$14,984,653	86,353	$ 747,118
Reinvested dividends and distributions	2,609	19,854	25,268	190,773
Shares repurchased	(254,969)	(1,973,227)	(261,461)	(2,272,750)
Net Increase/(Decrease)	1,728,923	$13,031,280	(149,840)	$(1,334,859)
(1)	Period from April 24, 2015 (inception date) through June 30, 2015 for Class D Shares.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$70,342,845	$ 52,644,872	$ -	$ -

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Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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INTECH International Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
INTECH International Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH International Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

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INTECH International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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INTECH International Managed Volatility Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	39

INTECH International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	41

INTECH International Managed Volatility Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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INTECH International Managed Volatility Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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INTECH International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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INTECH International Managed Volatility Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	47

INTECH International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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INTECH International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	49

INTECH International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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INTECH International Managed Volatility Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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INTECH International Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Foreign Taxes Paid	$163,519
Foreign Source Income	$2,141,292
Qualified Dividend Income Percentage	100%

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INTECH International Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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INTECH International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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INTECH International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	55

INTECH International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

56	JUNE 30, 2016

INTECH International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	57

INTECH International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

58	JUNE 30, 2016

INTECH International Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

INTECH International Managed Volatility Fund

Notes

NotesPage1

60	JUNE 30, 2016

INTECH International Managed Volatility Fund

Notes

NotesPage2

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3641				125-02-93014 08-16

ANNUAL REPORT June 30, 2016

INTECH U.S. Core Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH U.S. Core Fund

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

FUND SNAPSHOT

INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2016, INTECH U.S. Core Fund’s Class I Shares returned 4.65%. This compares to the 3.99% return posted by the S&P 500 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the Fund as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our shareholders’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

The U.S. equity market as measured by the S&P 500 Index posted a positive return of 3.99% for the twelve-month period ended June 30, 2016. INTECH U.S. Core Fund outperformed the S&P 500 Index over the period and generated a return of 4.65%.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the S&P 500 Index. While the INTECH U.S. Core Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity, the Fund outperformed during the period, benefiting from favorable sector positioning and security selection.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund benefited from favorable sector positioning and stock selection during the period. Specifically, an average underweight allocation to the energy sector, which was one of the weakest performing sectors during the period, as well as an average overweight allocation to the utilities sector, contributed to the Fund’s relative performance during the period. The Fund also benefited from favorable security selection within the information technology and industrials sectors during the period.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the

Janus Investment Fund	1

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH U.S. Core Fund.

2	JUNE 30, 2016

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
Facebook, Inc. - Class A
Internet Software & Services	2.3%
Constellation Brands, Inc. - Class A
Beverages	2.2%
Home Depot, Inc.
Specialty Retail	2.1%
Lockheed Martin Corp.
Aerospace & Defense	2.1%
NVIDIA Corp.
Semiconductor & Semiconductor Equipment	1.9%
10.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investment Companies	2.6%
Other	(2.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

Janus Investment Fund	3

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	4.43%	12.15%	7.25%	9.83%	0.89%
Class A Shares at MOP(1)	-1.58%	10.83%	6.61%	9.34%
Class C Shares at NAV(1)	3.72%	11.28%	6.44%	9.01%	1.66%
Class C Shares at CDSC(1)	2.84%	11.28%	6.44%	9.01%
Class D Shares(1)	4.56%	12.31%	7.48%	10.09%	0.74%
Class I Shares(1)	4.65%	12.43%	7.42%	10.05%	0.61%
Class N Shares(1)	4.70%	12.23%	7.42%	10.05%	0.59%
Class S Shares(1)	4.23%	11.96%	7.07%	9.64%	1.07%
Class T Shares(1)	4.47%	12.23%	7.42%	10.05%	0.82%
S&P 500 Index	3.99%	12.10%	7.42%	9.32%
Morningstar Quartile - Class T Shares	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	61/1,679	143/1,512	612/1314	245/1,144

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the Fund’s portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

4	JUNE 30, 2016

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – February 28, 2003

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,037.20	$4.66	$1,000.00	$1,020.29	$4.62	0.92%
Class C Shares	$1,000.00	$1,034.30	$7.79	$1,000.00	$1,017.21	$7.72	1.54%
Class D Shares	$1,000.00	$1,038.40	$3.85	$1,000.00	$1,021.08	$3.82	0.76%
Class I Shares	$1,000.00	$1,038.90	$3.35	$1,000.00	$1,021.58	$3.32	0.66%
Class N Shares	$1,000.00	$1,038.40	$2.89	$1,000.00	$1,022.03	$2.87	0.57%
Class S Shares	$1,000.00	$1,036.80	$5.52	$1,000.00	$1,019.44	$5.47	1.09%
Class T Shares	$1,000.00	$1,037.80	$4.26	$1,000.00	$1,020.69	$4.22	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

INTECH U.S. Core Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – 99.7%
Aerospace & Defense – 4.2%
Lockheed Martin Corp.	50,300	$12,482,951
Northrop Grumman Corp.	19,800	4,401,144
Raytheon Co.	49,100	6,675,145
Rockwell Collins, Inc.	24,600	2,094,444
		25,653,684
Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	17,600	1,306,800
Expeditors International of Washington, Inc.	700	34,328
		1,341,128
Airlines – 2.2%
Delta Air Lines, Inc.	129,200	4,706,756
Southwest Airlines Co.	184,200	7,222,482
United Continental Holdings, Inc.*	28,500	1,169,640
		13,098,878
Auto Components – 1.3%
Delphi Automotive PLC	82,700	5,177,020
Goodyear Tire & Rubber Co.	114,000	2,925,240
		8,102,260
Beverages – 3.7%
Constellation Brands, Inc. - Class A	81,000	13,397,400
Dr Pepper Snapple Group, Inc.	92,100	8,899,623
		22,297,023
Building Products – 0.4%
Masco Corp.	72,700	2,249,338
Chemicals – 1.9%
Eastman Chemical Co.	16,400	1,113,560
International Flavors & Fragrances, Inc.	4,400	554,708
LyondellBasell Industries NV - Class A	97,200	7,233,624
PPG Industries, Inc.	18,400	1,916,360
Sherwin-Williams Co.	3,200	939,744
		11,757,996
Commercial Banks – 0.3%
People's United Financial, Inc.	126,700	1,857,422
Commercial Services & Supplies – 1.6%
Cintas Corp.	48,900	4,798,557
Pitney Bowes, Inc.	68,500	1,219,300
Republic Services, Inc.	43,800	2,247,378
Waste Management, Inc.	25,300	1,676,631
		9,941,866
Communications Equipment – 0.6%
Harris Corp.	21,000	1,752,240
Motorola Solutions, Inc.	28,700	1,893,339
		3,645,579
Construction & Engineering – 0.8%
Fluor Corp.	54,100	2,666,048
Jacobs Engineering Group, Inc.*	20,100	1,001,181
Quanta Services, Inc.*	45,700	1,056,584
		4,723,813
Construction Materials – 0.9%
Vulcan Materials Co.	45,500	5,476,380
Containers & Packaging – 1.2%
Avery Dennison Corp.	38,600	2,885,350
Ball Corp.#	17,400	1,257,846
International Paper Co.	76,100	3,225,118
		7,368,314
Distributors – 0.3%
Genuine Parts Co.	19,200	1,944,000
LKQ Corp.*	5,500	174,350
		2,118,350

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH U.S. Core Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Diversified Financial Services – 2.0%
CME Group, Inc.	89,200	$8,688,080
Nasdaq, Inc.	56,700	3,666,789
		12,354,869
Diversified Telecommunication Services – 0.3%
CenturyLink, Inc.	52,800	1,531,728
Electric Utilities – 4.0%
American Electric Power Co., Inc.	26,000	1,822,340
Edison International	19,300	1,499,031
Entergy Corp.	27,500	2,237,125
Eversource Energy	23,000	1,377,700
Exelon Corp.	62,500	2,272,500
FirstEnergy Corp.	45,200	1,577,932
NextEra Energy, Inc.	6,000	782,400
PG&E Corp.	17,000	1,086,640
Pinnacle West Capital Corp.	17,300	1,402,338
PPL Corp.	131,500	4,964,125
Southern Co.	55,900	2,997,917
Xcel Energy, Inc.	43,700	1,956,886
		23,976,934
Electrical Equipment – 1.1%
Acuity Brands, Inc.	3,200	793,472
Eaton Corp. PLC	36,000	2,150,280
Emerson Electric Co.	41,400	2,159,424
Rockwell Automation, Inc.	12,300	1,412,286
		6,515,462
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. - Class A	22,400	1,284,192
Corning, Inc.	15,900	325,632
FLIR Systems, Inc.	17,000	526,150
		2,135,974
Energy Equipment & Services – 0.4%
Helmerich & Payne, Inc.#	39,800	2,671,774
Food & Staples Retailing – 1.1%
CVS Health Corp.	45,500	4,356,170
Sysco Corp.	44,500	2,257,930
		6,614,100
Food Products – 4.6%
Campbell Soup Co.	64,000	4,257,920
ConAgra Foods, Inc.	142,700	6,822,487
Hormel Foods Corp.	116,600	4,267,560
Kellogg Co.	24,800	2,024,920
McCormick & Co., Inc.	33,400	3,562,778
Tyson Foods, Inc. - Class A	99,400	6,638,926
		27,574,591
Gas Utilities – 0%
AGL Resources, Inc.	3,200	211,104
Health Care Equipment & Supplies – 2.7%
Abbott Laboratories	5,200	204,412
Baxter International, Inc.	41,900	1,894,718
Becton Dickinson and Co.	5,600	949,704
Boston Scientific Corp.*	71,900	1,680,303
DENTSPLY SIRONA, Inc.	57,400	3,561,096
Edwards Lifesciences Corp.*	60,100	5,993,773
Intuitive Surgical, Inc.*	2,300	1,521,243
Varian Medical Systems, Inc.*	5,300	435,819
		16,241,068
Health Care Providers & Services – 4.8%
AmerisourceBergen Corp.	14,000	1,110,480
Anthem, Inc.	74,700	9,811,098

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

INTECH U.S. Core Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Cardinal Health, Inc.	80,900	$6,311,009
Cigna Corp.	14,900	1,907,051
HCA Holdings, Inc.*	7,100	546,771
Henry Schein, Inc.*	20,300	3,589,040
Quest Diagnostics, Inc.	13,800	1,123,458
UnitedHealth Group, Inc.	33,300	4,701,960
		29,100,867
Hotels, Restaurants & Leisure – 3.0%
McDonald's Corp.	56,900	6,847,346
Royal Caribbean Cruises, Ltd. (U.S. Shares)	400	26,860
Starbucks Corp.	112,300	6,414,576
Wynn Resorts, Ltd.#	28,600	2,592,304
Yum! Brands, Inc.	26,300	2,180,796
		18,061,882
Household Durables – 1.7%
DR Horton, Inc.	78,500	2,471,180
Garmin, Ltd.	13,900	589,638
Leggett & Platt, Inc.	29,100	1,487,301
Mohawk Industries, Inc.*	3,200	607,232
Newell Rubbermaid, Inc.	41,800	2,030,226
Whirlpool Corp.	18,000	2,999,520
		10,185,097
Household Products – 1.4%
Clorox Co.	37,400	5,175,786
Kimberly-Clark Corp.	26,200	3,601,976
		8,777,762
Independent Power and Renewable Electricity Producers – 0.2%
AES Corp.	70,700	882,336
NRG Energy, Inc.	38,100	571,119
		1,453,455
Industrial Conglomerates – 0.4%
Roper Industries, Inc.	15,100	2,575,456
Information Technology Services – 2.5%
Accenture PLC - Class A (U.S. Shares)	8,700	985,623
Automatic Data Processing, Inc.	25,800	2,370,246
Fiserv, Inc.*	47,300	5,142,929
Paychex, Inc.	77,200	4,593,400
PayPal Holdings, Inc.*	30,400	1,109,904
Total System Services, Inc.	14,800	786,028
Western Union Co.#	16,500	316,470
		15,304,600
Insurance – 2.8%
Aflac, Inc.	3,700	266,992
Allstate Corp.	16,600	1,161,170
Assurant, Inc.	14,200	1,225,602
Chubb, Ltd.	11,500	1,503,165
Cincinnati Financial Corp.	72,400	5,422,036
Hartford Financial Services Group, Inc.	37,900	1,682,002
Loews Corp.	10,100	415,009
Progressive Corp.	99,800	3,343,300
Travelers Cos., Inc.	14,600	1,737,984
		16,757,260
Internet & Catalog Retail – 1.1%
Amazon.com, Inc.*	2,200	1,574,364
Netflix, Inc.*	55,500	5,077,140
		6,651,504
Internet Software & Services – 2.7%
Facebook, Inc. - Class A*	121,500	13,885,020

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH U.S. Core Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
VeriSign, Inc.*,#	29,900	$2,585,154
		16,470,174
Leisure Products – 0.5%
Hasbro, Inc.	2,300	193,177
Mattel, Inc.#	88,900	2,781,681
		2,974,858
Life Sciences Tools & Services – 1.0%
Agilent Technologies, Inc.	29,600	1,313,056
Thermo Fisher Scientific, Inc.	20,400	3,014,304
Waters Corp.*	13,400	1,884,710
		6,212,070
Machinery – 2.3%
Caterpillar, Inc.	6,400	485,184
Cummins, Inc.	8,300	933,252
Flowserve Corp.#	14,900	673,033
Illinois Tool Works, Inc.	12,000	1,249,920
Ingersoll-Rand PLC	35,700	2,273,376
Parker Hannifin Corp.	12,600	1,361,430
Snap-on, Inc.	17,700	2,793,414
Stanley Black & Decker, Inc.	22,300	2,480,206
Xylem, Inc.	41,100	1,835,115
		14,084,930
Media – 1.7%
CBS Corp. - Class B	50,400	2,743,776
Interpublic Group of Cos., Inc.	168,900	3,901,590
Omnicom Group, Inc.	11,200	912,688
Scripps Networks Interactive, Inc. - Class A	40,800	2,540,616
		10,098,670
Metals & Mining – 1.1%
Newmont Mining Corp.	135,800	5,312,496
Nucor Corp.	23,400	1,156,194
		6,468,690
Multiline Retail – 1.0%
Dollar Tree, Inc.*	12,500	1,178,000
Kohl's Corp.	21,500	815,280
Target Corp.	58,400	4,077,488
		6,070,768
Multi-Utilities – 3.6%
Ameren Corp.	35,400	1,896,732
CenterPoint Energy, Inc.	15,500	372,000
CMS Energy Corp.	31,700	1,453,762
Consolidated Edison, Inc.	43,600	3,507,184
DTE Energy Co.	10,900	1,080,408
NiSource, Inc.	104,700	2,776,644
Public Service Enterprise Group, Inc.	37,500	1,747,875
SCANA Corp.	63,800	4,827,108
TECO Energy, Inc.	59,900	1,655,636
WEC Energy Group, Inc.	37,700	2,461,810
		21,779,159
Oil, Gas & Consumable Fuels – 2.5%
Apache Corp.	23,000	1,280,410
Columbia Pipeline Group, Inc.	19,300	491,957
Phillips 66	80,800	6,410,672
Pioneer Natural Resources Co.	3,100	468,751
Tesoro Corp.	27,800	2,082,776
Valero Energy Corp.	87,200	4,447,200
		15,181,766
Personal Products – 0.2%
Estee Lauder Cos., Inc. - Class A	12,800	1,165,056

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

INTECH U.S. Core Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – 0.2%
Zoetis, Inc.	22,700	$1,077,342
Professional Services – 0.7%
Equifax, Inc.	31,700	4,070,280
Nielsen Holdings PLC	8,100	420,957
		4,491,237
Real Estate Investment Trusts (REITs) – 8.9%
Apartment Investment & Management Co. - Class A	12,200	538,752
AvalonBay Communities, Inc.	7,900	1,425,081
Boston Properties, Inc.	3,000	395,700
Equinix, Inc.	22,403	8,686,315
Equity Residential	38,200	2,631,216
Essex Property Trust, Inc.	10,200	2,326,518
Extra Space Storage, Inc.	46,400	4,293,856
Federal Realty Investment Trust	14,800	2,450,140
Iron Mountain, Inc.	23,800	947,954
Kimco Realty Corp.#	129,300	4,057,434
Macerich Co.	29,600	2,527,544
Prologis, Inc.	75,600	3,707,424
Public Storage	44,100	11,271,519
Realty Income Corp.#	64,400	4,466,784
Simon Property Group, Inc.	6,700	1,453,230
Ventas, Inc.	26,700	1,944,294
Welltower, Inc.	7,000	533,190
		53,656,951
Road & Rail – 0.5%
JB Hunt Transport Services, Inc.	29,100	2,355,063
Kansas City Southern	8,900	801,801
		3,156,864
Semiconductor & Semiconductor Equipment – 6.2%
Applied Materials, Inc.	293,000	7,023,210
Broadcom, Ltd.	60,249	9,362,695
First Solar, Inc.*	28,100	1,362,288
Intel Corp.	28,600	938,080
KLA-Tencor Corp.	34,200	2,505,150
Lam Research Corp.#	28,800	2,420,928
Microchip Technology, Inc.#	30,400	1,543,104
NVIDIA Corp.	248,400	11,677,284
Xilinx, Inc.	13,600	627,368
		37,460,107
Software – 2.2%
Activision Blizzard, Inc.	61,900	2,453,097
Adobe Systems, Inc.*	82,200	7,873,938
Electronic Arts, Inc.*	10,700	810,632
Intuit, Inc.	4,600	513,406
Symantec Corp.	81,000	1,663,740
		13,314,813
Specialty Retail – 6.2%
Home Depot, Inc.	99,700	12,730,693
L Brands, Inc.	95,700	6,424,341
Lowe's Cos., Inc.	108,900	8,621,613
O'Reilly Automotive, Inc.*	29,000	7,861,900
Ross Stores, Inc.	18,600	1,054,434
Tractor Supply Co.	1,600	145,888
Urban Outfitters, Inc.*	29,500	811,250
		37,650,119
Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc.	78,700	3,206,238
Michael Kors Holdings, Ltd.*	12,600	623,448

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH U.S. Core Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
PVH Corp.	6,000	$565,380
		4,395,066
Tobacco – 2.4%
Altria Group, Inc.	85,600	5,902,976
Reynolds American, Inc.	157,756	8,507,781
		14,410,757
Trading Companies & Distributors – 0.8%
Fastenal Co.#	57,700	2,561,303
United Rentals, Inc.*	20,700	1,388,970
WW Grainger, Inc.#	3,500	795,375
		4,745,648
Water Utilities – 0.2%
American Water Works Co., Inc.	12,500	1,056,375
Total Common Stocks (cost $535,781,727)		604,248,938
Investment Companies – 2.6%
Investments Purchased with Cash Collateral from Securities Lending – 2.3%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	13,993,920	13,993,920
Money Markets – 0.3%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	1,493,883	1,493,883
Total Investment Companies (cost $15,487,803)		15,487,803
Total Investments (total cost $551,269,530) – 102.3%		619,736,741
Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(13,662,576)
Net Assets – 100%		$606,074,165

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

INTECH U.S. Core Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	606,750	147,614,888	(134,227,718)	13,993,920	$—	$54,901(1)	$13,993,920
Janus Cash Liquidity Fund LLC	1,953,000	86,973,488	(87,432,605)	1,493,883	—	5,644	1,493,883

Total					$—	$60,545	$15,487,803

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 604,248,938	$ -	$ -
Investment Companies	-	15,487,803	-
Total Assets	$ 604,248,938	$ 15,,487,803	$ -

Janus Investment Fund	13

INTECH U.S. Core Fund

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost	$551,269,530
Unaffiliated investments, at value(1)	604,248,938
Affiliated investments, at value	15,487,803
Cash	236
Non-interested Trustees' deferred compensation	10,966
Receivables:
Dividends	675,898
Investments sold	651,288
Fund shares sold	226,039
Foreign tax reclaims	1,587
Dividends from affiliates	1,041
Other assets	1,530
Total Assets	621,305,326
Liabilities:
Collateral for securities loaned (Note 2)	13,993,920
Payables:	—
Fund shares repurchased	429,935
Investments purchased	343,877
Advisory fees	225,647
Transfer agent fees and expenses	88,762
Professional fees	36,419
12b-1 Distribution and shareholder servicing fees	26,005
Non-interested Trustees' deferred compensation fees	10,966
Fund administration fees	4,666
Non-interested Trustees' fees and expenses	4,139
Accrued expenses and other payables	66,825
Total Liabilities	15,231,161
Net Assets	$606,074,165

See Notes to Financial Statements.

14	JUNE 30, 2016

INTECH U.S. Core Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$531,943,450
Undistributed net investment income/(loss)	5,270,215
Undistributed net realized gain/(loss) from investments	390,735
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	68,469,765
Total Net Assets	$606,074,165
Net Assets - Class A Shares	$25,177,715
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,390,631
Net Asset Value Per Share(2)	$18.11
Maximum Offering Price Per Share(3)	$19.21
Net Assets - Class C Shares	$17,155,522
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	964,438
Net Asset Value Per Share(2)	$17.79
Net Assets - Class D Shares	$287,476,331
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,849,201
Net Asset Value Per Share	$18.14
Net Assets - Class I Shares	$103,603,272
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,705,588
Net Asset Value Per Share	$18.16
Net Assets - Class N Shares	$15,564,697
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	857,831
Net Asset Value Per Share	$18.14
Net Assets - Class S Shares	$35,762,898
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,986,110
Net Asset Value Per Share	$18.01
Net Assets - Class T Shares	$121,333,730
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,692,457
Net Asset Value Per Share	$18.13

(1) Includes $13,683,595 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

INTECH U.S. Core Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$10,709,386
Affiliated securities lending income, net	54,901
Dividends from affiliates	5,644
Other income	340
Foreign tax withheld	(1,191)
Total Investment Income	10,769,080
Expenses:
Advisory fees	3,454,677
12b-1Distribution and shareholder servicing fees:
Class A Shares	60,722
Class C Shares	152,797
Class S Shares	90,630
Transfer agent administrative fees and expenses:
Class D Shares	343,322
Class S Shares	90,630
Class T Shares	331,111
Transfer agent networking and omnibus fees:
Class A Shares	14,726
Class C Shares	16,575
Class I Shares	66,914
Other transfer agent fees and expenses:
Class A Shares	2,143
Class C Shares	2,104
Class D Shares	70,883
Class I Shares	4,581
Class N Shares	24
Class S Shares	362
Class T Shares	1,473
Shareholder reports expense	137,078
Registration fees	110,850
Professional fees	55,890
Fund administration fees	55,586
Non-interested Trustees’ fees and expenses	15,514
Custodian fees	6,571
Other expenses	78,911
Total Expenses	5,164,074
Less: Excess Expense Reimbursement	(19,975)
Net Expenses	5,144,099
Net Investment Income/(Loss)	5,624,981
Net Realized Gain/(Loss) on Investments:
Investments	11,300,146
Total Net Realized Gain/(Loss) on Investments	11,300,146
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	9,444,816
Total Change in Unrealized Net Appreciation/Depreciation	9,444,816
Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,369,943

See Notes to Financial Statements.

16	JUNE 30, 2016

INTECH U.S. Core Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015(1)

Operations:
Net investment income/(loss)	$5,624,981	$7,961,273
Net realized gain/(loss) on investments	11,300,146	127,721,620
Change in unrealized net appreciation/depreciation	9,444,816	(85,507,353)
Net Increase/(Decrease) in Net Assets Resulting from Operations	26,369,943	50,175,540
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(474)	(268,894)
Class C Shares	—	(113,169)
Class D Shares	(365,646)	(4,032,376)
Class I Shares	(256,581)	(2,552,408)
Class N Shares	(134)	(790)
Class S Shares	—	(447,314)
Class T Shares	(65,149)	(1,959,455)
Total Dividends from Net Investment Income	(687,984)	(9,374,406)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(3,775,981)	(2,063,321)
Class C Shares	(2,898,284)	(1,613,253)
Class D Shares	(43,914,844)	(27,476,602)
Class I Shares	(18,496,171)	(16,084,717)
Class N Shares	(8,118)	(4,713)
Class S Shares	(5,457,787)	(3,650,313)
Class T Shares	(20,516,757)	(14,157,903)
Total Distributions from Net Realized Gain from Investment Transactions	(95,067,942)	(65,050,822)
Net Decrease from Dividends and Distributions to Shareholders	(95,755,926)	(74,425,228)
Capital Share Transactions:
Class A Shares	31,455	6,117,104
Class C Shares	60,971	6,118,510
Class D Shares	17,395,221	26,603,764
Class I Shares	(37,148,146)	(15,686,801)
Class N Shares	15,194,163	55,503
Class S Shares	(6,178,864)	16,994,144
Class T Shares	(18,703,820)	13,832,869
Net Increase/(Decrease) from Capital Share Transactions	(29,349,020)	54,035,093
Net Increase/(Decrease) in Net Assets	(98,735,003)	29,785,405
Net Assets:
Beginning of period	704,809,168	675,023,763
End of period	$606,074,165	$704,809,168

Undistributed Net Investment Income/(Loss)	$5,270,215	$381,266

(1) Period from October 28, 2014 (inception date) through June 30, 2015 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH U.S. Core Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$20.47	$21.27	$17.66		$14.72	$14.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.21(1)	0.14(1)		0.18	0.15
Net realized and unrealized gain/(loss)	0.61	1.27	4.34		2.96	0.39
Total from Investment Operations	0.76	1.48	4.48		3.14	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.26)	(0.11)		(0.20)	(0.13)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)		—	—
Total Dividends and Distributions	(3.12)	(2.28)	(0.87)		(0.20)	(0.13)
Net Asset Value, End of Period	$18.11	$20.47	$21.27		$17.66	$14.72
Total Return*	4.43%	7.03%	25.84%		21.48%	3.83%
Net Assets, End of Period (in thousands)	$25,178	$27,845	$22,550		$16,242	$13,486
Average Net Assets for the Period (in thousands)	$24,289	$24,335	$18,644		$13,430	$13,834
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.89%	0.97%		0.98%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.89%	0.97%		0.98%	0.99%
Ratio of Net Investment Income/(Loss)	0.78%	0.97%	0.70%		1.05%	1.03%
Portfolio Turnover Rate	106%	130%	59%		67%	73%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.29	$21.14	$17.59	$14.68	$14.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.05(1)	(0.01)(1)	0.04	0.03
Net realized and unrealized gain/(loss)	0.59	1.26	4.32	2.96	0.39
Total from Investment Operations	0.62	1.31	4.31	3.00	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.14)	—	(0.09)	—
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—
Total Dividends and Distributions	(3.12)	(2.16)	(0.76)	(0.09)	—
Net Asset Value, End of Period	$17.79	$20.29	$21.14	$17.59	$14.68
Total Return*	3.72%	6.21%	24.87%	20.51%	2.95%
Net Assets, End of Period (in thousands)	$17,156	$19,376	$14,013	$9,154	$6,450
Average Net Assets for the Period (in thousands)	$18,086	$17,511	$11,106	$7,536	$6,402
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	1.66%	1.75%	1.77%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%	1.66%	1.75%	1.77%	1.83%
Ratio of Net Investment Income/(Loss)	0.17%	0.22%	(0.07)%	0.25%	0.20%
Portfolio Turnover Rate	106%	130%	59%	67%	73%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2016

INTECH U.S. Core Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.50	$21.29	$17.67	$14.74	$14.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.24(1)	0.17(1)	0.19	0.17
Net realized and unrealized gain/(loss)	0.61	1.29	4.35	2.97	0.39
Total from Investment Operations	0.79	1.53	4.52	3.16	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.30)	(0.14)	(0.23)	(0.14)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(3.15)	(2.32)	(0.90)	(0.23)	(0.14)
Net Asset Value, End of Period	$18.14	$20.50	$21.29	$17.67	$14.74
Total Return*	4.56%	7.23%	26.02%	21.62%	3.96%
Net Assets, End of Period (in thousands)	$287,476	$302,054	$286,019	$220,548	$174,853
Average Net Assets for the Period (in thousands)	$286,102	$303,548	$255,973	$192,611	$168,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.74%	0.80%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.74%	0.80%	0.85%	0.84%
Ratio of Net Investment Income/(Loss)	0.96%	1.14%	0.87%	1.17%	1.20%
Portfolio Turnover Rate	106%	130%	59%	67%	73%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.52	$21.31	$17.68	$14.75	$14.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.27(1)	0.20(1)	0.19	0.20
Net realized and unrealized gain/(loss)	0.61	1.28	4.35	2.99	0.37
Total from Investment Operations	0.80	1.55	4.55	3.18	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.32)	(0.16)	(0.25)	(0.15)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(3.16)	(2.34)	(0.92)	(0.25)	(0.15)
Net Asset Value, End of Period	$18.16	$20.52	$21.31	$17.68	$14.75
Total Return*	4.65%	7.35%	26.22%	21.75%	4.06%
Net Assets, End of Period (in thousands)	$103,603	$153,922	$174,615	$71,592	$50,196
Average Net Assets for the Period (in thousands)	$121,119	$178,491	$147,897	$56,472	$52,297
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.61%	0.68%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.61%	0.68%	0.75%	0.72%
Ratio of Net Investment Income/(Loss)	1.03%	1.26%	1.00%	1.27%	1.31%
Portfolio Turnover Rate	106%	130%	59%	67%	73%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH U.S. Core Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$20.50	$21.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.24	0.20
Net realized and unrealized gain/(loss)	0.57	0.93
Total from Investment Operations	0.81	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.34)
Distributions (from capital gains)	(3.12)	(2.02)
Total Dividends and Distributions	(3.17)	(2.36)
Net Asset Value, End of Period	$18.14	$20.50
Total Return*	4.70%	5.26%
Net Assets, End of Period (in thousands)	$15,565	$53
Average Net Assets for the Period (in thousands)	$3,138	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.59%
Ratio of Net Investment Income/(Loss)	1.41%	1.45%
Portfolio Turnover Rate	106%	130%

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.41	$21.23	$17.66	$14.73	$14.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.17(2)	0.11(2)	0.16	0.12
Net realized and unrealized gain/(loss)	0.61	1.28	4.34	2.94	0.40
Total from Investment Operations	0.72	1.45	4.45	3.10	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	(0.12)	(0.17)	(0.09)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—
Redemption fees	N/A	N/A	N/A	N/A	0.01
Total Dividends and Distributions	(3.12)	(2.27)	(0.88)	(0.17)	(0.08)
Net Asset Value, End of Period	$18.01	$20.41	$21.23	$17.66	$14.73
Total Return*	4.23%	6.86%	25.61%	21.20%	3.75%
Net Assets, End of Period (in thousands)	$35,763	$45,678	$30,533	$5,996	$4,645
Average Net Assets for the Period (in thousands)	$36,252	$38,156	$24,601	$4,857	$4,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.07%	1.14%	1.17%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.07%	1.14%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	0.60%	0.81%	0.54%	0.86%	0.88%
Portfolio Turnover Rate	106%	130%	59%	67%	73%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2016

INTECH U.S. Core Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.49	$21.29	$17.67	$14.74	$14.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.22(1)	0.16(1)	0.18	0.15
Net realized and unrealized gain/(loss)	0.61	1.28	4.34	2.97	0.40
Total from Investment Operations	0.77	1.50	4.50	3.15	0.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.28)	(0.12)	(0.22)	(0.12)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(3.13)	(2.30)	(0.88)	(0.22)	(0.12)
Net Asset Value, End of Period	$18.13	$20.49	$21.29	$17.67	$14.74
Total Return*	4.47%	7.10%	25.94%	21.58%	3.93%
Net Assets, End of Period (in thousands)	$121,334	$155,881	$147,294	$109,408	$83,640
Average Net Assets for the Period (in thousands)	$132,444	$157,958	$129,992	$92,764	$75,220
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.82%	0.89%	0.92%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.82%	0.89%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	0.87%	1.05%	0.79%	1.11%	1.14%
Portfolio Turnover Rate	106%	130%	59%	67%	73%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH U.S. Core Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH U.S. Core Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. All classes of shares are closed to new investors in certain distribution channels.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

22	JUNE 30, 2016

INTECH U.S. Core Fund

Notes to Financial Statements

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	23

INTECH U.S. Core Fund

Notes to Financial Statements

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

24	JUNE 30, 2016

INTECH U.S. Core Fund

Notes to Financial Statements

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt

Janus Investment Fund	25

INTECH U.S. Core Fund

Notes to Financial Statements

securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$13,683,595	$—	$(13,683,595)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-

26	JUNE 30, 2016

INTECH U.S. Core Fund

Notes to Financial Statements

backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $13,683,595. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2016 is $13,993,920, resulting in the net amount due to the counterparty of $310,325.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.50%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

Janus Investment Fund	27

INTECH U.S. Core Fund

Notes to Financial Statements

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.57%.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.89% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. The previous expense limit until November 1, 2015 was 0.80%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

28	JUNE 30, 2016

INTECH U.S. Core Fund

Notes to Financial Statements

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of

Janus Investment Fund	29

INTECH U.S. Core Fund

Notes to Financial Statements

Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $1,306.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $532.

30	JUNE 30, 2016

INTECH U.S. Core Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)

$ 5,281,188	$ 344,193	$ -	$ -	$ -	$ (8,420)	$ 68,513,754

During the year ended June 30, 2016, capital loss carryovers of $3,397,272 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 551,222,987	$81,105,505	$(12,591,751)	$ 68,513,754

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 687,984	$ 95,067,942	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 16,384,498	$ 58,040,730	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Janus Investment Fund	31

INTECH U.S. Core Fund

Notes to Financial Statements

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss

$ -	$ (48,048)	$ 48,048

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	321,972	$ 5,907,128	580,534	$ 12,215,194
Reinvested dividends and distributions	214,272	3,711,183	111,734	2,280,488
Shares repurchased	(505,793)	(9,586,856)	(392,337)	(8,378,578)
Net Increase/(Decrease)	30,451	$ 31,455	299,931	$ 6,117,104
Class C Shares:
Shares sold	91,461	$ 1,598,233	323,442	$ 6,808,087
Reinvested dividends and distributions	115,828	1,978,350	57,232	1,162,392
Shares repurchased	(197,845)	(3,515,612)	(88,552)	(1,851,969)
Net Increase/(Decrease)	9,444	$ 60,971	292,122	$ 6,118,510
Class D Shares:
Shares sold	727,871	$ 13,385,018	1,630,988	$ 34,579,972
Reinvested dividends and distributions	2,521,722	43,726,659	1,525,162	31,143,810
Shares repurchased	(2,135,254)	(39,716,456)	(1,853,204)	(39,120,018)
Net Increase/(Decrease)	1,114,339	$ 17,395,221	1,302,946	$ 26,603,764
Class I Shares:
Shares sold	615,963	$ 11,464,100	1,830,094	$ 38,630,534
Reinvested dividends and distributions	1,059,725	18,386,233	899,849	18,374,908
Shares repurchased	(3,472,759)	(66,998,479)	(3,422,580)	(72,692,243)
Net Increase/(Decrease)	(1,797,071)	$(37,148,146)	(692,637)	$(15,686,801)
Class N Shares:
Shares sold	886,360	$ 15,742,108	2,328	$ 50,000
Reinvested dividends and distributions	476	8,252	270	5,503
Shares repurchased	(31,603)	(556,197)	-	-
Net Increase/(Decrease)	855,233	$ 15,194,163	2,598	$ 55,503
Class S Shares:
Shares sold	380,143	$ 7,095,538	1,225,346	$ 26,010,870
Reinvested dividends and distributions	316,231	5,451,819	201,131	4,097,032
Shares repurchased	(948,287)	(18,726,221)	(626,473)	(13,113,758)
Net Increase/(Decrease)	(251,913)	$ (6,178,864)	800,004	$ 16,994,144
Class T Shares:
Shares sold	591,339	$ 11,143,304	2,012,807	$ 42,244,897
Reinvested dividends and distributions	1,146,171	19,874,602	762,245	15,565,048
Shares repurchased	(2,653,162)	(49,721,726)	(2,086,554)	(43,977,076)
Net Increase/(Decrease)	(915,652)	$(18,703,820)	688,498	$ 13,832,869
(1)	Period from October 28, 2014 (inception date) through June 30, 2015 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$659,088,923	$ 776,731,156	$ -	$ -

32	JUNE 30, 2016

INTECH U.S. Core Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

INTECH U.S. Core Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
INTECH U.S. Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH U.S. Core Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

34	JUNE 30, 2016

INTECH U.S. Core Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	35

INTECH U.S. Core Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

INTECH U.S. Core Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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INTECH U.S. Core Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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INTECH U.S. Core Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	41

INTECH U.S. Core Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	43

INTECH U.S. Core Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	45

INTECH U.S. Core Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46	JUNE 30, 2016

INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

48	JUNE 30, 2016

INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

INTECH U.S. Core Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

50	JUNE 30, 2016

INTECH U.S. Core Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$95,067,942
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	51

INTECH U.S. Core Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

52	JUNE 30, 2016

INTECH U.S. Core Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	53

INTECH U.S. Core Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

54	JUNE 30, 2016

INTECH U.S. Core Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	55

INTECH U.S. Core Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

56	JUNE 30, 2016

INTECH U.S. Core Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	57

INTECH U.S. Core Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	JUNE 30, 2016

INTECH U.S. Core Fund

Notes

NotesPage1

Janus Investment Fund	59

INTECH U.S. Core Fund

Notes

NotesPage2

60	JUNE 30, 2016

INTECH U.S. Core Fund

Notes

NotesPage3

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3642				125-02-93015 08-16

ANNUAL REPORT June 30, 2016

INTECH U.S. Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH U.S. Managed Volatility Fund

INTECH U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the twelve-month period ended June 30, 2016, INTECH U.S. Managed Volatility Fund returned 9.78% for its Class I Shares. This compares to the 2.93% return posted by the Russell 1000 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The U.S. equity market as measured by the Russell 1000 Index posted a return of 2.93% for the twelve-month period ending June 30, 2016. INTECH U.S. Managed Volatility Fund outperformed the Russell 1000 Index over the period and generated a return of 9.78%.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the Russell 1000 Index. While the INTECH U.S. Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity, the Fund outperformed during the period, benefiting from defensive positioning and security selection.

The Fund’s defensive positioning acted as tailwind to relative performance as volatility picked up in the U.S. equity markets. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements, which tend to be less volatile. During the period, lower beta stocks strongly outperformed higher beta stocks and the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks and underweight to higher beta stocks contributed to the Fund’s relative return for the period.

The Fund’s overall active sector positioning contributed to relative performance during the period. Effectively, an average overweight allocation to the defensive utilities and consumer staples sectors, which were two of the strongest performing sectors during the period, contributed to the Fund’s relative performance. Favorable security selection, especially within the financials and consumer staples sectors, also contributed during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund

Janus Investment Fund	1

INTECH U.S. Managed Volatility Fund (unaudited)

will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH U.S. Managed Volatility Fund.

2	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
General Mills, Inc.
Food Products	3.3%
Reynolds American, Inc.
Tobacco	2.9%
Altria Group, Inc.
Tobacco	2.8%
Digital Realty Trust, Inc.
Real Estate Investment Trusts (REITs)	1.6%
American Water Works Co., Inc.
Water Utilities	1.5%
12.1%

Asset Allocation - (% of Net Assets)
Common Stocks	98.3%
Investment Companies	6.5%
Other	(4.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

Janus Investment Fund	3

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	9.54%	12.80%	6.90%	7.03%	1.03%	1.03%
Class A Shares at MOP	3.25%	11.48%	6.26%	6.42%
Class C Shares at NAV	8.87%	12.04%	6.13%	6.26%	1.73%	1.73%
Class C Shares at CDSC	7.87%	12.04%	6.13%	6.26%
Class D Shares(1)	9.55%	12.95%	6.97%	7.10%	1.21%	1.11%
Class I Shares	9.78%	13.13%	7.16%	7.30%	0.71%	0.71%
Class N Shares	9.85%	13.13%	7.16%	7.30%	0.72%	0.72%
Class S Shares	9.27%	12.74%	6.73%	6.86%	1.20%	1.20%
Class T Shares	9.55%	12.89%	6.83%	6.96%	0.95%	0.95%
Russell 1000 Index	2.93%	11.88%	7.51%	7.42%
Morningstar Quartile - Class I Shares	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	41/1,569	24/1,376	342/1,205	252/1,182

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,087.00	$4.57	$1,000.00	$1,020.49	$4.42	0.88%
Class C Shares	$1,000.00	$1,082.10	$8.54	$1,000.00	$1,016.66	$8.27	1.65%
Class D Shares	$1,000.00	$1,085.70	$4.10	$1,000.00	$1,020.94	$3.97	0.79%
Class I Shares	$1,000.00	$1,087.10	$3.17	$1,000.00	$1,021.83	$3.07	0.61%
Class N Shares	$1,000.00	$1,087.40	$2.80	$1,000.00	$1,022.18	$2.72	0.54%
Class S Shares	$1,000.00	$1,085.00	$5.08	$1,000.00	$1,019.99	$4.92	0.98%
Class T Shares	$1,000.00	$1,087.00	$4.10	$1,000.00	$1,020.94	$3.97	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 2.6%
BWX Technologies, Inc.	72,200	$2,582,594
Huntington Ingalls Industries, Inc.	5,200	873,756
L-3 Communications Holdings, Inc.	800	117,352
Lockheed Martin Corp.	17,600	4,367,792
Northrop Grumman Corp.	1,600	355,648
Orbital ATK, Inc.	19,300	1,643,202
Raytheon Co.	11,800	1,604,210
Rockwell Collins, Inc.	1,600	136,224
TransDigm Group, Inc.*	1,100	290,059
		11,970,837
Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	16,200	1,202,850
Expeditors International of Washington, Inc.	4,800	235,392
		1,438,242
Airlines – 1.6%
Alaska Air Group, Inc.#	5,900	343,911
Delta Air Lines, Inc.	3,500	127,505
Southwest Airlines Co.	170,700	6,693,147
		7,164,563
Auto Components – 0.1%
Visteon Corp.	3,900	256,659
Beverages – 2.6%
Brown-Forman Corp. - Class A	11,400	1,231,542
Coca-Cola Co.	28,500	1,291,905
Constellation Brands, Inc. - Class A	28,000	4,631,200
Dr Pepper Snapple Group, Inc.	39,400	3,807,222
PepsiCo, Inc.	7,400	783,956
		11,745,825
Building Products – 0.5%
Fortune Brands Home & Security, Inc.	8,100	469,557
Lennox International, Inc.#	10,400	1,483,040
Owens Corning	8,000	412,160
		2,364,757
Chemicals – 0.7%
Albemarle Corp.	2,000	158,620
Ashland, Inc.	1,200	137,724
Cabot Corp.	22,800	1,041,048
International Flavors & Fragrances, Inc.	1,300	163,891
Praxair, Inc.	1,700	191,063
RPM International, Inc.	9,400	469,530
Scotts Miracle-Gro Co. - Class A	9,700	678,127
Valspar Corp.	1,800	194,454
		3,034,457
Commercial Banks – 1.6%
Bank of Hawaii Corp.#	10,400	715,520
BankUnited, Inc.	48,000	1,474,560
Commerce Bancshares, Inc.#	22,920	1,097,868
First Niagara Financial Group, Inc.	97,100	945,754
First Republic Bank	25,100	1,756,749
People's United Financial, Inc.	78,200	1,146,412
		7,136,863
Commercial Services & Supplies – 1.6%
Cintas Corp.	1,800	176,634
Copart, Inc.*	3,000	147,030
Republic Services, Inc.	81,800	4,197,158
Stericycle, Inc.*	6,700	697,604
Waste Connections, Inc.	15,800	1,138,390
Waste Management, Inc.	17,800	1,179,606
		7,536,422

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Communications Equipment – 0.3%
Motorola Solutions, Inc.	16,900	$1,114,893
Palo Alto Networks, Inc.*	3,100	380,184
		1,495,077
Construction & Engineering – 0%
Quanta Services, Inc.*	2,600	60,112
Valmont Industries, Inc.	1,000	135,270
		195,382
Construction Materials – 0%
Martin Marietta Materials, Inc.	1,200	230,400
Containers & Packaging – 0.3%
AptarGroup, Inc.	4,600	363,998
Avery Dennison Corp.	1,800	134,550
Bemis Co., Inc.	3,300	169,917
International Paper Co.	4,300	182,234
Sonoco Products Co.	10,900	541,294
		1,391,993
Distributors – 0.1%
Genuine Parts Co.#	4,300	435,375
Diversified Consumer Services – 0.3%
ServiceMaster Global Holdings, Inc.*	36,400	1,448,720
Diversified Financial Services – 2.0%
Berkshire Hathaway, Inc. - Class B*	2,100	304,059
CBOE Holdings, Inc.	52,300	3,484,226
CME Group, Inc.	16,800	1,636,320
FactSet Research Systems, Inc.	8,100	1,307,502
Intercontinental Exchange, Inc.	3,000	767,880
MSCI, Inc.	3,500	269,920
Nasdaq, Inc.	22,700	1,468,009
		9,237,916
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	78,576	3,395,269
Verizon Communications, Inc.	18,300	1,021,872
		4,417,141
Electric Utilities – 7.4%
Alliant Energy Corp.	27,600	1,095,720
American Electric Power Co., Inc.	27,400	1,920,466
Duke Energy Corp.	13,700	1,175,323
Edison International	19,100	1,483,497
Entergy Corp.	28,900	2,351,015
Eversource Energy	24,900	1,491,510
Exelon Corp.	39,300	1,428,948
FirstEnergy Corp.	28,500	994,935
Great Plains Energy, Inc.	43,900	1,334,560
Hawaiian Electric Industries, Inc.	42,900	1,406,691
ITC Holdings Corp.	38,300	1,793,206
NextEra Energy, Inc.	8,900	1,160,560
PG&E Corp.	43,200	2,761,344
Pinnacle West Capital Corp.	19,800	1,604,988
PPL Corp.	48,900	1,845,975
Southern Co.	82,700	4,435,201
Westar Energy, Inc.	43,000	2,411,870
Xcel Energy, Inc.	73,000	3,268,940
		33,964,749
Electrical Equipment – 0.1%
Eaton Corp. PLC	2,400	143,352
Emerson Electric Co.	2,700	140,832
Hubbell, Inc.	2,400	253,128
		537,312

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 0.3%
FLIR Systems, Inc.	4,800	$148,560
Ingram Micro, Inc. - Class A	20,200	702,556
IPG Photonics Corp.*	5,700	456,000
		1,307,116
Food & Staples Retailing – 1.7%
Costco Wholesale Corp.	11,700	1,837,368
CVS Health Corp.	5,300	507,422
Kroger Co.	73,200	2,693,028
Sprouts Farmers Market, Inc.*	4,100	93,890
Sysco Corp.	44,200	2,242,708
Wal-Mart Stores, Inc.	8,100	591,462
		7,965,878
Food Products – 6.8%
Campbell Soup Co.	45,700	3,040,421
ConAgra Foods, Inc.	64,000	3,059,840
Flowers Foods, Inc.	10,100	189,375
General Mills, Inc.	209,200	14,916,155
Hershey Co.#	1,500	170,235
Hormel Foods Corp.	74,100	2,712,060
Ingredion, Inc.	800	103,528
JM Smucker Co.	3,100	472,471
Kellogg Co.	26,800	2,188,220
McCormick & Co., Inc.	4,900	522,683
Tyson Foods, Inc. - Class A	55,300	3,693,487
		31,068,475
Gas Utilities – 1.3%
AGL Resources, Inc.	25,800	1,702,026
Atmos Energy Corp.	33,100	2,691,692
National Fuel Gas Co.	7,000	398,160
UGI Corp.	24,350	1,101,838
		5,893,716
Health Care Equipment & Supplies – 2.9%
Align Technology, Inc.*	2,200	177,210
Baxter International, Inc.	8,200	370,804
Becton Dickinson and Co.	5,300	898,827
Cooper Cos., Inc.	2,500	428,925
CR Bard, Inc.	1,100	258,676
DENTSPLY SIRONA, Inc.	23,474	1,456,327
Edwards Lifesciences Corp.*	43,200	4,308,336
IDEXX Laboratories, Inc.*	4,200	390,012
Intuitive Surgical, Inc.*	2,500	1,653,525
Medtronic PLC	1,500	130,155
ResMed, Inc.#	4,000	252,920
Stryker Corp.	1,300	155,779
Teleflex, Inc.	12,300	2,180,913
Varian Medical Systems, Inc.*	1,400	115,122
Zimmer Biomet Holdings, Inc.	2,200	264,836
		13,042,367
Health Care Providers & Services – 3.7%
Aetna, Inc.	4,690	572,790
AmerisourceBergen Corp.	57,500	4,560,900
Anthem, Inc.	35,800	4,701,972
Cardinal Health, Inc.	6,100	475,861
Cigna Corp.	17,500	2,239,825
HCA Holdings, Inc.*	4,900	377,349
Henry Schein, Inc.*	1,900	335,920
Humana, Inc.	5,700	1,025,316
LifePoint Health, Inc.*	2,700	176,499
MEDNAX, Inc.*,#	4,600	333,178

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Quest Diagnostics, Inc.	4,000	$325,640
UnitedHealth Group, Inc.	11,700	1,652,040
		16,777,290
Hotels, Restaurants & Leisure – 2.7%
Darden Restaurants, Inc.	11,100	703,074
Domino's Pizza, Inc.	2,600	341,588
Dunkin' Brands Group, Inc.	39,900	1,740,438
McDonald's Corp.	24,000	2,888,160
Panera Bread Co. - Class A*,#	12,400	2,628,056
Six Flags Entertainment Corp.	42,500	2,462,875
Starbucks Corp.	25,900	1,479,408
		12,243,599
Household Durables – 0.9%
Leggett & Platt, Inc.	2,600	132,886
NVR, Inc.*	2,000	3,560,680
Whirlpool Corp.	2,900	483,256
		4,176,822
Household Products – 2.5%
Church & Dwight Co., Inc.	11,300	1,162,657
Clorox Co.	20,900	2,892,351
Kimberly-Clark Corp.	46,500	6,392,820
Procter & Gamble Co.	10,500	889,035
Spectrum Brands Holdings, Inc.	1,400	167,034
		11,503,897
Independent Power and Renewable Electricity Producers – 0%
NRG Energy, Inc.	14,600	218,854
Industrial Conglomerates – 0.3%
3M Co.	1,000	175,120
Carlisle Cos., Inc.	2,800	295,904
Danaher Corp.	1,300	131,300
General Electric Co.	26,700	840,516
		1,442,840
Information Technology Services – 2.6%
Amdocs, Ltd. (U.S. Shares)	15,400	888,888
Booz Allen Hamilton Holding Corp.	15,900	471,276
Broadridge Financial Solutions, Inc.	2,400	156,480
DST Systems, Inc.	5,700	663,651
Fiserv, Inc.*	5,100	554,523
Genpact, Ltd.*	30,800	826,672
Jack Henry & Associates, Inc.	27,300	2,382,471
Leidos Holdings, Inc.#	28,500	1,364,295
Paychex, Inc.	13,900	827,050
Sabre Corp.	8,000	214,320
Total System Services, Inc.	28,200	1,497,702
Vantiv, Inc. - Class A*	34,100	1,930,060
		11,777,388
Insurance – 6.8%
Aflac, Inc.	2,500	180,400
Allied World Assurance Co. Holdings AG	22,100	776,594
Allstate Corp.	3,100	216,845
American Financial Group, Inc.	17,400	1,286,382
Arch Capital Group, Ltd.*	32,200	2,318,400
Arthur J Gallagher & Co.	5,300	252,280
Aspen Insurance Holdings, Ltd.	5,900	273,642
Assurant, Inc.	26,100	2,252,691
Axis Capital Holdings, Ltd.	16,100	885,500
Brown & Brown, Inc.	6,800	254,796
Chubb, Ltd.	8,751	1,143,843
Cincinnati Financial Corp.	11,100	831,279

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Endurance Specialty Holdings, Ltd.	6,500	$436,540
Erie Indemnity Co. - Class A	9,000	894,060
Everest Re Group, Ltd.	14,400	2,630,448
Hanover Insurance Group, Inc.	8,400	710,808
Loews Corp.	4,000	164,360
Markel Corp.*	3,000	2,858,340
Old Republic International Corp.	119,500	2,305,155
ProAssurance Corp.	34,500	1,847,475
Progressive Corp.	18,000	603,000
RenaissanceRe Holdings, Ltd.#	21,700	2,548,448
Travelers Cos., Inc.	1,300	154,752
Validus Holdings, Ltd.	48,800	2,371,192
White Mountains Insurance Group, Ltd.	3,300	2,778,600
		30,975,830
Internet & Catalog Retail – 0.3%
Amazon.com, Inc.*	1,700	1,216,554
Internet Software & Services – 1.6%
Facebook, Inc. - Class A*	46,800	5,348,304
VeriSign, Inc.*,#	20,900	1,807,014
		7,155,318
Leisure Products – 1.2%
Hasbro, Inc.	17,100	1,436,229
Mattel, Inc.#	75,100	2,349,879
Vista Outdoor, Inc.*	35,500	1,694,415
		5,480,523
Life Sciences Tools & Services – 0.8%
Bio-Rad Laboratories, Inc. - Class A*	800	114,416
Bruker Corp.	74,800	1,700,952
Mettler-Toledo International, Inc.*	300	109,476
Quintiles Transnational Holdings, Inc.*	12,300	803,436
Thermo Fisher Scientific, Inc.	3,400	502,384
Waters Corp.*	1,600	225,040
		3,455,704
Machinery – 0.7%
AGCO Corp.	3,600	169,668
Cummins, Inc.	1,000	112,440
IDEX Corp.	2,500	205,250
Illinois Tool Works, Inc.	1,200	124,992
Stanley Black & Decker, Inc.	1,200	133,464
Toro Co.	16,800	1,481,760
Xylem, Inc.	23,600	1,053,740
		3,281,314
Media – 0.5%
CBS Corp. - Class B	5,400	293,976
Charter Communications, Inc.*	5,643	1,290,216
Scripps Networks Interactive, Inc. - Class A	11,400	709,878
Sirius XM Holdings, Inc.*,#	28,900	114,155
		2,408,225
Metals & Mining – 2.0%
Newmont Mining Corp.	140,900	5,512,008
Nucor Corp.	2,700	133,407
Reliance Steel & Aluminum Co.	14,800	1,138,120
Royal Gold, Inc.	7,500	540,150
Steel Dynamics, Inc.	12,100	296,450
Tahoe Resources, Inc.	75,100	1,124,247
United States Steel Corp.#	11,800	198,948
		8,943,330
Multiline Retail – 0.6%
Dollar General Corp.	2,800	263,200

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Dollar Tree, Inc.*	9,120	$859,469
JC Penney Co., Inc.*,#	32,200	285,936
Target Corp.	20,000	1,396,400
		2,805,005
Multi-Utilities – 4.5%
Ameren Corp.	33,400	1,789,572
CenterPoint Energy, Inc.	9,300	223,200
CMS Energy Corp.	30,700	1,407,902
Consolidated Edison, Inc.	48,100	3,869,164
Dominion Resources, Inc.	3,800	296,134
DTE Energy Co.	14,000	1,387,680
NiSource, Inc.	115,500	3,063,060
Public Service Enterprise Group, Inc.	15,500	722,455
SCANA Corp.	30,500	2,307,630
Sempra Energy	4,900	558,698
TECO Energy, Inc.	59,800	1,652,872
Vectren Corp.	11,100	584,637
WEC Energy Group, Inc.	40,876	2,669,203
		20,532,207
Oil, Gas & Consumable Fuels – 0.4%
CONSOL Energy, Inc.	53,900	867,251
Exxon Mobil Corp.	5,700	534,318
Range Resources Corp.	8,000	345,120
		1,746,689
Personal Products – 0.1%
Estee Lauder Cos., Inc. - Class A	3,000	273,060
Pharmaceuticals – 0.1%
Allergan PLC*	1,422	328,610
Bristol-Myers Squibb Co.	1,400	102,970
Eli Lilly & Co.	1,400	110,250
Johnson & Johnson	900	109,170
		651,000
Professional Services – 0.3%
Equifax, Inc.	9,200	1,181,280
Real Estate Investment Trusts (REITs) – 13.8%
Alexandria Real Estate Equities, Inc.	1,300	134,576
American Campus Communities, Inc.	18,400	972,808
American Capital Agency Corp.	30,700	608,474
Annaly Capital Management, Inc.	329,400	3,646,458
Apartment Investment & Management Co. - Class A	35,300	1,558,848
AvalonBay Communities, Inc.	19,000	3,427,410
Brixmor Property Group, Inc.	34,500	912,870
Camden Property Trust	8,500	751,570
Chimera Investment Corp.	20,700	324,990
Corporate Office Properties Trust	16,100	476,077
Crown Castle International Corp.	1,300	131,859
Digital Realty Trust, Inc.#	66,700	7,269,633
Duke Realty Corp.	7,200	191,952
Equinix, Inc.	4,713	1,827,371
Equity Commonwealth*	7,000	203,910
Equity Lifestyle Properties, Inc.	61,700	4,939,085
Equity Residential	37,100	2,555,448
Essex Property Trust, Inc.	12,700	2,896,743
Extra Space Storage, Inc.	47,800	4,423,412
Federal Realty Investment Trust	10,700	1,771,385
Gaming and Leisure Properties, Inc.	6,500	224,120
Healthcare Trust of America, Inc. - Class A	44,100	1,426,194
Iron Mountain, Inc.	15,000	597,450
Kimco Realty Corp.	4,000	125,520

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Lamar Advertising Co. - Class A	11,700	$775,710
Macerich Co.	17,000	1,451,630
Mid-America Apartment Communities, Inc.	15,100	1,606,640
National Retail Properties, Inc.	27,000	1,396,440
Piedmont Office Realty Trust, Inc. - Class A#	21,000	452,340
Post Properties, Inc.	30,300	1,849,815
Public Storage	13,800	3,527,142
Realty Income Corp.#	45,700	3,169,752
Regency Centers Corp.	7,700	644,721
Retail Properties of America, Inc. - Class A	7,900	133,510
Senior Housing Properties Trust	26,300	547,829
Simon Property Group, Inc.	900	195,210
Spirit Realty Capital, Inc.	12,800	163,456
Tanger Factory Outlet Centers, Inc.	5,300	212,954
UDR, Inc.	58,500	2,159,820
Ventas, Inc.	15,000	1,092,300
Welltower, Inc.	30,400	2,315,568
		63,093,000
Road & Rail – 0.4%
AMERCO	1,200	449,460
JB Hunt Transport Services, Inc.	5,600	453,208
Landstar System, Inc.	15,200	1,043,632
		1,946,300
Semiconductor & Semiconductor Equipment – 0.7%
Applied Materials, Inc.	13,600	325,992
Cree, Inc.*	4,400	107,536
Intel Corp.	5,300	173,840
KLA-Tencor Corp.	4,600	336,950
Marvell Technology Group, Ltd.	20,000	190,600
NVIDIA Corp.	47,900	2,251,779
		3,386,697
Software – 0.2%
Activision Blizzard, Inc.	22,700	899,601
Adobe Systems, Inc.*	1,100	105,369
		1,004,970
Specialty Retail – 5.0%
AutoZone, Inc.*	3,700	2,937,208
Best Buy Co., Inc.	3,700	113,220
Foot Locker, Inc.#	42,100	2,309,606
Home Depot, Inc.	10,700	1,366,283
L Brands, Inc.	49,500	3,322,935
Lowe's Cos., Inc.	22,000	1,741,740
Murphy USA, Inc.*	15,100	1,119,816
O'Reilly Automotive, Inc.*	10,600	2,873,660
Ross Stores, Inc.	17,300	980,737
Sally Beauty Holdings, Inc.*	6,300	185,283
Ulta Salon Cosmetics & Fragrance, Inc.*	23,700	5,774,268
Urban Outfitters, Inc.*	6,300	173,250
		22,898,006
Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	29,000	2,772,400
Textiles, Apparel & Luxury Goods – 0.4%
Carter's, Inc.	700	74,529
Coach, Inc.	9,500	387,030
Lululemon Athletica, Inc.*,#	15,000	1,107,900
Michael Kors Holdings, Ltd.*	4,000	197,920
		1,767,379
Thrifts & Mortgage Finance – 0.2%
New York Community Bancorp, Inc.#	52,100	780,979

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

INTECH U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2016

Shares		Value
Common Stocks – (continued)
Tobacco – 6.0%
Altria Group, Inc.	185,000	$12,757,600
Philip Morris International, Inc.	13,100	1,332,532
Reynolds American, Inc.	248,312	13,391,466
		27,481,598
Trading Companies & Distributors – 0.4%
Fastenal Co.#	2,200	97,658
MSC Industrial Direct Co., Inc. - Class A	16,400	1,157,184
WESCO International, Inc.*,#	3,100	159,619
WW Grainger, Inc.#	2,400	545,400
		1,959,861
Water Utilities – 1.9%
American Water Works Co., Inc.	79,800	6,743,898
Aqua America, Inc.#	56,300	2,007,658
		8,751,556
Wireless Telecommunication Services – 0%
T-Mobile US, Inc.*	1,400	60,578
Total Common Stocks (cost $389,569,834)		449,430,295
Investment Companies – 6.5%
Investments Purchased with Cash Collateral from Securities Lending – 3.8%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	17,472,940	17,472,940
Money Markets – 2.7%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	12,141,471	12,141,471
Total Investment Companies (cost $29,614,411)		29,614,411
Total Investments (total cost $419,184,245) – 104.8%		479,044,706
Liabilities, net of Cash, Receivables and Other Assets – (4.8)%		(22,042,035)
Net Assets – 100%		$457,002,671

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$477,093,787	99.6%
Canada	1,124,247	0.2
India	826,672	0.2

Total	$479,044,706	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Index	Measures the performance of the large-cap segment of the U.S. equity universe.

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	830,812	100,416,190	(83,774,062)	17,472,940	$—	$36,155(1)	$17,472,940
Janus Cash Liquidity Fund LLC	1,683,797	189,037,083	(178,579,409)	12,141,471	—	18,666	12,141,471

Total					$—	$54,821	$29,614,411

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 449,430,295	$ -	$ -
Investment Companies	-	29,614,411	-
Total Assets	$ 449,430,295	$ 29,614,411	$ -

Janus Investment Fund	15

INTECH U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$419,184,245
Unaffiliated investments, at value(1)	449,430,295
Affiliated investments, at value	29,614,411
Cash	161
Non-interested Trustees' deferred compensation	8,226
Receivables:
Fund shares sold	2,692,085
Dividends	765,101
Dividends from affiliates	3,044
Foreign tax reclaims	1,208
Other assets	494
Total Assets	482,515,025
Liabilities:
Collateral for securities loaned (Note 2)	17,472,940
Payables:	—
Investments purchased	7,437,360
Fund shares repurchased	255,361
Advisory fees	174,681
Transfer agent fees and expenses	41,783
Professional fees	33,870
12b-1 Distribution and shareholder servicing fees	19,944
Non-interested Trustees' deferred compensation fees	8,226
Fund administration fees	3,319
Non-interested Trustees' fees and expenses	2,159
Custodian fees	104
Accrued expenses and other payables	62,607
Total Liabilities	25,512,354
Net Assets	$457,002,671

See Notes to Financial Statements.

16	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$462,312,344
Undistributed net investment income/(loss)	4,084,777
Undistributed net realized gain/(loss) from investments	(69,255,402)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	59,860,952
Total Net Assets	$457,002,671
Net Assets - Class A Shares	$30,628,202
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,104,725
Net Asset Value Per Share(2)	$9.87
Maximum Offering Price Per Share(3)	$10.47
Net Assets - Class C Shares	$18,115,935
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,884,116
Net Asset Value Per Share(2)	$9.62
Net Assets - Class D Shares	$14,952,993
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,533,429
Net Asset Value Per Share	$9.75
Net Assets - Class I Shares	$171,555,682
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,393,525
Net Asset Value Per Share	$9.86
Net Assets - Class N Shares	$75,067,415
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,636,513
Net Asset Value Per Share	$9.83
Net Assets - Class S Shares	$3,489,820
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	354,858
Net Asset Value Per Share	$9.83
Net Assets - Class T Shares	$143,192,624
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,691,610
Net Asset Value Per Share	$9.75

(1) Includes $17,108,823 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH U.S. Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$6,630,973
Affiliated securities lending income, net	36,155
Dividends from affiliates	18,666
Other income	556
Foreign tax withheld	(1,779)
Total Investment Income	6,684,571
Expenses:
Advisory fees	1,592,820
12b-1Distribution and shareholder servicing fees:
Class A Shares	41,233
Class C Shares	91,258
Class S Shares	19,874
Transfer agent administrative fees and expenses:
Class D Shares	8,531
Class S Shares	20,946
Class T Shares	257,468
Transfer agent networking and omnibus fees:
Class A Shares	11,877
Class C Shares	5,245
Class I Shares	54,182
Other transfer agent fees and expenses:
Class A Shares	1,406
Class C Shares	1,225
Class D Shares	2,550
Class I Shares	3,892
Class N Shares	726
Class S Shares	332
Class T Shares	805
Registration fees	127,759
Shareholder reports expense	60,290
Professional fees	48,178
Fund administration fees	28,759
Non-interested Trustees’ fees and expenses	7,530
Custodian fees	6,267
Other expenses	55,056
Total Expenses	2,448,209
Less: Excess Expense Reimbursement	(11,657)
Net Expenses	2,436,552
Net Investment Income/(Loss)	4,248,019
Net Realized Gain/(Loss) on Investments:
Investments	(2,263,117)
Total Net Realized Gain/(Loss) on Investments	(2,263,117)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	36,113,333
Total Change in Unrealized Net Appreciation/Depreciation	36,113,333
Net Increase/(Decrease) in Net Assets Resulting from Operations	$38,098,235

See Notes to Financial Statements.

18	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015(1)

Operations:
Net investment income/(loss)	$4,248,019	$1,881,993
Net realized gain/(loss) on investments	(2,263,117)	14,665,364
Change in unrealized net appreciation/depreciation	36,113,333	(19,098,471)
Net Increase/(Decrease) in Net Assets Resulting from Operations	38,098,235	(2,551,114)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(47,144)	(17,377)
Class C Shares	(13,428)	(8,693)
Class D Shares	(19,296)	—
Class I Shares	(312,277)	(556,163)
Class N Shares	(327,842)	(861,822)
Class S Shares	(19,003)	(1,341)
Class T Shares	(345,943)	(465,851)
Total Dividends from Net Investment Income	(1,084,933)	(1,911,247)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(696,427)
Class C Shares	—	(326,843)
Class D Shares	—	(356,500)
Class I Shares	—	(6,745,178)
Class N Shares	—	(13,263,446)
Class S Shares	—	(275,041)
Class T Shares	—	(7,568,371)
Total Distributions from Net Realized Gain from Investment Transactions	—	(29,231,806)
Net Decrease from Dividends and Distributions to Shareholders	(1,084,933)	(31,143,053)
Capital Share Transactions:
Class A Shares	19,483,451	8,281,097
Class C Shares	12,536,104	3,896,211
Class D Shares	10,563,795	3,703,865
Class I Shares	55,642,917	8,092,888
Class N Shares	(6,239,964)	85,995,060
Class S Shares	(9,729,745)	13,494,026
Class T Shares	50,147,523	72,769,233
Net Increase/(Decrease) from Capital Share Transactions	132,404,081	196,232,380
Net Increase/(Decrease) in Net Assets	169,417,383	162,538,213
Net Assets:
Beginning of period	287,585,288	125,047,075
End of period	$457,002,671	$287,585,288

Undistributed Net Investment Income/(Loss)	$4,084,777	$966,550

(1) Period from December 22, 2014 (inception date) through June 30, 2015 and October 28, 2014 (inception date) through June 30, 2015 for Class D Shares and Class N Shares, respectively.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$9.04	$13.16	$12.45		$10.15	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.12(1)	0.12(1)		0.16	0.15
Net realized and unrealized gain/(loss)	0.75	0.38	2.78		2.33	0.11
Total from Investment Operations	0.86	0.50	2.90		2.49	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.14)	(0.11)		(0.19)	(0.14)
Distributions (from capital gains)	—	(4.48)	(2.08)		—	—
Total Dividends and Distributions	(0.03)	(4.62)	(2.19)		(0.19)	(0.14)
Net Asset Value, End of Period	$9.87	$9.04	$13.16		$12.45	$10.15
Total Return*	9.54%	4.04%	24.98%		24.86%	2.71%
Net Assets, End of Period (in thousands)	$30,628	$8,845	$1,424		$7,348	$5,494
Average Net Assets for the Period (in thousands)	$16,493	$2,962	$8,530		$6,373	$5,099
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	1.03%	1.03%		0.97%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	1.03%	1.01%		0.97%	0.92%
Ratio of Net Investment Income/(Loss)	1.22%	1.17%	0.91%		1.37%	1.54%
Portfolio Turnover Rate	72%	107%	150%		100%	100%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.85	$13.09	$12.43	$10.14	$9.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.04(1)	0.04(1)	(0.08)	0.18
Net realized and unrealized gain/(loss)	0.73	0.37	2.77	2.49	0.02
Total from Investment Operations	0.78	0.41	2.81	2.41	0.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.17)	(0.07)	(0.12)	—
Distributions (from capital gains)	—	(4.48)	(2.08)	—	—
Total Dividends and Distributions	(0.01)	(4.65)	(2.15)	(0.12)	—
Net Asset Value, End of Period	$9.62	$8.85	$13.09	$12.43	$10.14
Total Return*	8.87%	3.26%	24.20%	23.97%	2.01%
Net Assets, End of Period (in thousands)	$18,116	$4,330	$861	$380	$147
Average Net Assets for the Period (in thousands)	$9,583	$1,567	$643	$206	$164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.73%	1.67%	1.69%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.73%	1.67%	1.69%	1.61%
Ratio of Net Investment Income/(Loss)	0.58%	0.41%	0.31%	0.57%	0.81%
Portfolio Turnover Rate	72%	107%	150%	100%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$8.93	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.03
Net realized and unrealized gain/(loss)	0.73	0.16
Total from Investment Operations	0.85	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	—	(1.36)
Total Dividends and Distributions	(0.03)	(1.36)
Net Asset Value, End of Period	$9.75	$8.93
Total Return*	9.55%	1.50%
Net Assets, End of Period (in thousands)	$14,953	$3,322
Average Net Assets for the Period (in thousands)	$7,109	$2,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	1.11%
Ratio of Net Investment Income/(Loss)	1.30%	0.66%
Portfolio Turnover Rate	72%	107%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.02	$13.25	$12.51	$10.19	$10.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.16(2)	0.17(2)	0.22	0.17
Net realized and unrealized gain/(loss)	0.75	0.38	2.80	2.32	0.12
Total from Investment Operations	0.88	0.54	2.97	2.54	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.29)	(0.15)	(0.22)	(0.17)
Distributions (from capital gains)	—	(4.48)	(2.08)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.04)	(4.77)	(2.23)	(0.22)	(0.17)
Net Asset Value, End of Period	$9.86	$9.02	$13.25	$12.51	$10.19
Total Return*	9.78%	4.35%	25.48%	25.23%	2.96%
Net Assets, End of Period (in thousands)	$171,556	$101,060	$104,039	$77,625	$93,800
Average Net Assets for the Period (in thousands)	$101,772	$61,707	$86,864	$93,335	$89,976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.71%	0.66%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.71%	0.66%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	1.42%	1.36%	1.32%	1.71%	1.78%
Portfolio Turnover Rate	72%	107%	150%	100%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 22, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$8.99	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.11
Net realized and unrealized gain/(loss)	0.74	0.66
Total from Investment Operations	0.88	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.33)
Distributions (from capital gains)	—	(4.48)
Total Dividends and Distributions	(0.04)	(4.81)
Net Asset Value, End of Period	$9.83	$8.99
Total Return*	9.85%	6.22%
Net Assets, End of Period (in thousands)	$75,067	$74,862
Average Net Assets for the Period (in thousands)	$72,242	$53,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.72%
Ratio of Net Investment Income/(Loss)	1.49%	1.56%
Portfolio Turnover Rate	72%	107%

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.01	$13.27	$12.53	$10.15	$10.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.11(2)	0.11(2)	0.90	0.13
Net realized and unrealized gain/(loss)	0.75	0.39	2.82	1.63	0.11
Total from Investment Operations	0.83	0.50	2.93	2.53	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.28)	(0.11)	(0.15)	(0.11)
Distributions (from capital gains)	—	(4.48)	(2.08)	—	—
Total Dividends and Distributions	(0.01)	(4.76)	(2.19)	(0.15)	(0.11)
Net Asset Value, End of Period	$9.83	$9.01	$13.27	$12.53	$10.15
Total Return*	9.27%	3.99%	25.01%	25.12%	2.48%
Net Assets, End of Period (in thousands)	$3,490	$12,967	$64	$64	$221
Average Net Assets for the Period (in thousands)	$8,378	$2,892	$63	$132	$208
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.20%	1.23%	1.16%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.18%	1.08%	0.97%	1.09%
Ratio of Net Investment Income/(Loss)	0.88%	1.20%	0.88%	1.41%	1.36%
Portfolio Turnover Rate	72%	107%	150%	100%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.93	$13.19	$12.48	$10.18	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.13(1)	0.14(1)	0.19	0.13
Net realized and unrealized gain/(loss)	0.74	0.38	2.80	2.31	0.13
Total from Investment Operations	0.85	0.51	2.94	2.50	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.29)	(0.15)	(0.20)	(0.13)
Distributions (from capital gains)	—	(4.48)	(2.08)	—	—
Total Dividends and Distributions	(0.03)	(4.77)	(2.23)	(0.20)	(0.13)
Net Asset Value, End of Period	$9.75	$8.93	$13.19	$12.48	$10.18
Total Return*	9.55%	4.19%	25.27%	24.84%	2.73%
Net Assets, End of Period (in thousands)	$143,193	$82,199	$18,659	$479	$58
Average Net Assets for the Period (in thousands)	$102,987	$31,644	$9,758	$205	$36
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.95%	0.90%	0.91%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.95%	0.90%	0.89%	0.89%
Ratio of Net Investment Income/(Loss)	1.26%	1.27%	1.09%	1.28%	1.54%
Portfolio Turnover Rate	72%	107%	150%	100%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

24	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	25

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

26	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	27

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$17,108,823	$—	$(17,108,823)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

28	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $17,108,823 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2016 is $17,472,940, resulting in the net amount due to the counterparty of $364,117.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and

Janus Investment Fund	29

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

extraordinary expenses, exceed the annual rate of 0.79% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not

30	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $13,914.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00%

Janus Investment Fund	31

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class A Shares paid CDSCs of $68 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $806.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-%		-%
Class C Shares	-		-
Class D Shares	-	*	-	*
Class I Shares	-		-
Class N Shares	94		15
Class S Shares	2		-	*
Class T Shares	-		-
*Less than 0.50%.

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 4,093,004	$ -	$ (69,133,777)	$ -	$ -	$ (7,736)	$ 59,738,836

32	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
	No Expiration
June 30, 2018	Short-Term	Long-Term	Accumulated Capital Losses

$ (65,625,412)	$(3,508,365)	$ -	$ (69,133,777)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 419,305,870	$63,007,830	$ (3,268,994)	$ 59,738,836

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,084,933	$ -	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,750,577	$ 23,392,476	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss

$ -	$ (44,859)	$ 44,859

Janus Investment Fund	33

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,018,526	$ 27,622,020	268,823	$ 2,677,809
Shares From the Acquisition (See Note 7)	-	-	793,602	7,407,803
Reinvested dividends and distributions	4,109	37,020	61,449	598,579
Shares repurchased	(895,968)	(8,175,589)	(254,006)	(2,403,094)
Net Increase/(Decrease)	2,126,667	$ 19,483,451	869,868	$ 8,281,097
Class C Shares:
Shares sold	1,935,657	$ 17,364,828	98,334	$ 983,056
Shares From the Acquisition (See Note 7)	-	-	439,433	4,019,189
Reinvested dividends and distributions	1,156	10,194	13,351	128,430
Shares repurchased	(541,892)	(4,838,918)	(127,701)	(1,234,464)
Net Increase/(Decrease)	1,394,921	$ 12,536,104	423,417	$ 3,896,211
Class D Shares:
Shares sold	1,460,738	$ 13,288,703	455,035	$ 4,549,864
Reinvested dividends and distributions	2,165	19,268	38,795	356,138
Shares repurchased	(301,352)	(2,744,176)	(121,952)	(1,202,137)
Net Increase/(Decrease)	1,161,551	$ 10,563,795	371,878	$ 3,703,865
Class I Shares:
Shares sold	12,418,318	$112,907,159	1,204,978	$ 12,105,389
Shares From the Acquisition (See Note 7)	-	-	14,348,474	133,590,028
Reinvested dividends and distributions	21,185	190,664	690,138	6,941,307
Shares repurchased	(6,244,669)	(57,454,906)	(12,894,101)	(144,543,836)
Net Increase/(Decrease)	6,194,834	$ 55,642,917	3,349,489	$ 8,092,888
Class N Shares:
Shares sold	350,259	$ 3,168,445	9,747,550	$109,572,827
Reinvested dividends and distributions	36,589	327,842	1,445,934	14,125,268
Shares repurchased	(1,073,955)	(9,736,251)	(2,869,864)	(37,703,035)
Net Increase/(Decrease)	(687,107)	$ (6,239,964)	8,323,620	$ 85,995,060
Class S Shares:
Shares sold	77,678	$ 708,075	1,159,835	$ 10,924,328
Shares From the Acquisition (See Note 7)	-	-	300,433	2,793,333
Reinvested dividends and distributions	2,113	18,977	29,723	276,382
Shares repurchased	(1,164,877)	(10,456,797)	(54,900)	(500,017)
Net Increase/(Decrease)	(1,085,086)	$ (9,729,745)	1,435,091	$ 13,494,026
Class T Shares:
Shares sold	11,014,761	$ 99,380,114	1,115,400	$ 11,946,817
Shares From the Acquisition (See Note 7)	-	-	7,369,994	67,907,122
Reinvested dividends and distributions	38,718	344,588	819,860	7,988,453
Shares repurchased	(5,568,486)	(49,577,179)	(1,513,427)	(15,073,159)
Net Increase/(Decrease)	5,484,993	$ 50,147,523	7,791,827	$ 72,769,233
(1)	Period from December 22, 2014 (inception date) through June 30, 2015 and October 28, 2014 (inception date) through June 30, 2015 for Class D Shares and Class N Shares, respectively.

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$361,588,434	$ 229,500,539	$ -	$ -

34	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements

7. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) with and into INTECH U.S. Managed Volatility Fund (the “Merger”), effective at the close of business on April 24, 2015. The Merger was designed to streamline the Janus mutual funds platform by consolidating similar funds. The Merger was tax-free for federal income tax purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects the Merger activity.

Target Fund’s Shares	Target Fund’s Net	Acquiring Fund’s	Acquiring Fund’s Net		Target Fund’s Unrealized
Outstanding Prior to	Assets Prior to	Shares Issued in	Assets Prior to	Combined Net	Appreciation/(Depreciation)
Merger	Merger	Merger	Merger	Assets after Merger	Prior to Merger
$9,459,900	$215,750,123	$23,255,480	$82,941,918	$298,692,041	$28,997,559

Assuming the Merger had been completed on July 1, 2014, the pro forma results of operations for the year ended June 30, 2015, are as follows:

Net investment income $6,215,220

Net gain/(loss) on investments $79,207,619

Net increase/(decrease) in net assets resulting from operations $85,422,839

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

INTECH U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
INTECH U.S. Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH U.S. Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

36	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	37

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

38	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

50	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

INTECH U.S. Managed Volatility Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

52	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	53

INTECH U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

54	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

INTECH U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

INTECH U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

58	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	59

INTECH U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	JUNE 30, 2016

INTECH U.S. Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3643				125-02-93016 08-16

ANNUAL REPORT June 30, 2016

Janus Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Adaptive Global Allocation Fund

Janus Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar co-portfolio manager	Enrique Chang co-portfolio manager

PERFORMANCE OVERVIEW

Janus Adaptive Global Allocation Fund Class I Shares returned -1.55% for the 12-month period ended June 30, 2016. This compares with a return of 0.13% for its primary benchmark, the Adaptive Global Allocation 70-30 Index, an internally calcuated index comprised of the MSCI All Country World Index (70%) and the Barclays Global Aggregate Bond Index (30%). The Fund’s secondary benchmark, the MSCI All Country World Index, and its tertiary benchmark, the Barclays Global Aggregate Bond Index, returned -3.73% and 8.87%, respectively.

MARKET ENVIRONMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants were met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, U.S. equities recaptured much of their post-Brexit slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 10-year note fell to 1.47%, from 2.35%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

For the period, underperformance was driven by negative returns in the Fund’s equity and foreign currency positioning. Partially offsetting those losses, to a degree, were positive returns within our fixed income allocation.

Given the Fund’s focus on attempting to achieve downside protection in the case of heightened possibilities of tail-risk events, certain environments tend to lead to underperformance while others stand to be more favorable to the strategy. During the period, there was a marked shift in the investment environment, thus exposing the Fund to both favorable and unfavorable conditions. It must be noted that expectations are never guaranteed on an observation by observation basis, but over a series of many observations we do anticipate that the average realization will converge to the expectation.

The strategy’s signals generally cast a market environment fraught with heightened risk to the downside across all assets during the period. This led us to underweight our exposures to risk assets, among them equities. While our underweight to risk helped cushion against the sharp drop in stocks during August 2015 and January 2016, the subsequent sharp reversion in the market was very difficult to catch, leading to large underperformance in late autumn 2015, and early spring 2016.

During the period, the Fund used a series of derivative instruments including options, futures, swaps and forward exchange contracts. Since many of the derivatives we use, namely futures and certain options, are liquid, the Fund

Janus Investment Fund	1

Janus Adaptive Global Allocation Fund (unaudited)

utilizes them as low cost instruments to dynamically adjust exposures to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit and gain access to certain markets in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downwards. For the period, the Fund’s derivative exposure detracted from performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The Fund is designed to operate at a level of risk consistent with the long-term average downside risk of a 70/30 portfolio. If the risk in the markets today is much higher than average, then the Fund allocations will be adjusted away from 70/30 to an allocation that seeks to provide the targeted risk level.

Over the previous year, our strategy has indicated that the downside risk to equities has been generally higher than average, leading to an allocation to equities lower than 70%. The average equity allocation has been 62%. At the same time, we viewed bonds as having also shown larger than normal downside risk, leading the Fund to be underweight duration relative to the benchmark.

Thank you for investing in Janus Adaptive Global Allocation Fund.

2	JUNE 30, 2016

Janus Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
iShares Core S&P 500
Exchange-Traded Funds (ETFs)	12.8%
Vanguard FTSE Pacific
Exchange-Traded Funds (ETFs)	3.3%
Vanguard FTSE Europe
Exchange-Traded Funds (ETFs)	2.7%
Deutsche X-trackers Harvest CSI 300 China A-Shares
Exchange-Traded Funds (ETFs)	1.3%
iShares MSCI Brazil Capped
Exchange-Traded Funds (ETFs)	1.2%
21.3%

Asset Allocation - (% of Net Assets)
Investment Companies	31.8%
Common Stocks	27.9%
Commercial Paper	24.7%
Foreign Government Bonds	3.4%
U.S. Treasury Notes/Bonds	0.7%
Preferred Stocks	0.1%
OTC Purchased Options – Calls	0.0%
OTC Purchased Options – Puts	0.0%
Rights	0.0%
Other	11.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

Janus Investment Fund	3

Janus Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios - per the October 28, 2015
Average Annual Total Return - for the periods ended June 30, 2016			prospectuses (estimated for the fiscal year)
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-1.85%	-4.80%	1.49%	1.18%
Class A Shares at MOP	-7.48%	-10.17%
Class C Shares at NAV	-2.52%	-5.44%	2.24%	1.93%
Class C Shares at CDSC	-3.50%	-5.44%
Class D Shares(1)	-1.93%	-4.79%	1.33%	1.01%
Class I Shares	-1.55%	-4.51%	1.23%	0.93%
Class N Shares	-1.65%	-4.52%	1.18%	0.88%
Class S Shares	-1.99%	-4.93%	1.68%	1.38%
Class T Shares	-1.72%	-4.67%	1.43%	1.13%
Adaptive Global Allocation 70-30 Index	0.13%	-1.97%
MSCI All Country World Index	-3.73%	-6.63%
Barclays Global Aggregate Bond Index	8.87%	8.95%
Morningstar Quartile - Class I Shares	2nd	3rd
Morningstar Ranking - based on total returns for World Allocation Funds	242/566	320/566

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

4	JUNE 30, 2016

Janus Adaptive Global Allocation Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Janus Capital does not have prior experience managing an adaptive global allocation investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and that the proprietary options implied information model used to implement the Fund's investment strategy may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives' original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

There are special risks associated with selling securities short. Stocks sold short have the potential risk of unlimited losses.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,013.90	$5.36	$1,000.00	$1,019.54	$5.37	1.07%
Class C Shares	$1,000.00	$1,010.70	$9.05	$1,000.00	$1,015.86	$9.07	1.81%
Class D Shares	$1,000.00	$1,015.00	$4.91	$1,000.00	$1,019.99	$4.92	0.98%
Class I Shares	$1,000.00	$1,016.00	$4.11	$1,000.00	$1,020.79	$4.12	0.82%
Class N Shares	$1,000.00	$1,016.00	$4.06	$1,000.00	$1,020.84	$4.07	0.81%
Class S Shares	$1,000.00	$1,013.90	$5.86	$1,000.00	$1,019.05	$5.87	1.17%
Class T Shares	$1,000.00	$1,016.00	$4.66	$1,000.00	$1,020.24	$4.67	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts			Value
Foreign Government Bonds – 3.4%
Australia Government Bond, 2.7500%, 4/21/24†	695,000	AUD	$549,922
Bundesrepublik Deutschland, 0.5000%, 2/15/25†	152,000	EUR	179,901
Canadian Government Bond, 3.5000%, 12/1/45†	196,000	CAD	214,086
France Government Bond OAT, 0.5000%, 5/25/25†	208,000	EUR	239,490
Spain Government Bond, 5.9000%, 7/30/26 (144A)†	246,000	EUR	391,796
United Kingdom Gilt, 5.0000%, 3/7/25†	154,000	GBP	277,590
Total Foreign Government Bonds (cost $1,766,386)			1,852,785
U.S. Treasury Notes/Bonds – 0.7%
3.1250%, 8/15/44† (cost $301,471)	$303,000		356,664
Common Stocks – 27.9%
Aerospace & Defense – 0.5%
BAE Systems PLC	1,876		13,152
Boeing Co.	72		9,351
Cobham PLC	1,760		3,692
General Dynamics Corp.†	117		16,291
Honeywell International, Inc.†	34		3,955
L-3 Communications Holdings, Inc.†	116		17,016
Lockheed Martin Corp.†	88		21,839
Meggitt PLC	2,577		13,977
Northrop Grumman Corp.	66		14,670
Raytheon Co.†	191		25,966
Rockwell Collins, Inc.†	266		22,647
Rolls-Royce Holdings PLC*	633		6,010
Singapore Technologies Engineering, Ltd.	5,900		13,931
Textron, Inc.	491		17,951
Thales SA	158		13,259
TransDigm Group, Inc.*	34		8,965
United Technologies Corp.†	152		15,588
Zodiac Aerospace	635		14,940
			253,200
Air Freight & Logistics – 0.2%
Bollore SA	2,926		9,981
CH Robinson Worldwide, Inc.	336		24,948
Expeditors International of Washington, Inc.	407		19,959
FedEx Corp.†	96		14,571
Royal Mail PLC	1,475		9,998
United Parcel Service, Inc. - Class B†	185		19,928
			99,385
Airlines – 0.2%
Alaska Air Group, Inc.	189		11,017
American Airlines Group, Inc.	106		3,001
ANA Holdings, Inc.	4,000		11,351
Cathay Pacific Airways, Ltd.	12,000		17,605
Delta Air Lines, Inc.	258		9,399
easyJet PLC	178		2,585
Japan Airlines Co., Ltd.	200		6,420
Qantas Airways, Ltd.*	1,915		4,037
Ryanair Holdings PLC (ADR)	31		2,156
Singapore Airlines, Ltd.	2,600		20,626
Southwest Airlines Co.	269		10,547
United Continental Holdings, Inc.*	13		534
			99,278
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	100		4,060
BorgWarner, Inc.	296		8,738
Bridgestone Corp.	100		3,194
Cie Generale des Etablissements Michelin	85		8,051
Continental AG	20		3,758
Denso Corp.	100		3,514
GKN PLC	7,138		25,688

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Auto Components – (continued)
Goodyear Tire & Rubber Co.	110	$2,823
Johnson Controls, Inc.	356	15,757
NGK Spark Plug Co., Ltd.	100	1,505
NHK Spring Co., Ltd.	500	4,035
Nokian Renkaat Oyj	47	1,679
Stanley Electric Co., Ltd.	100	2,124
Sumitomo Electric Industries, Ltd.	100	1,316
Sumitomo Rubber Industries, Ltd.	200	2,664
Toyoda Gosei Co., Ltd.	200	3,555
Toyota Industries Corp.	100	3,955
Valeo SA	67	2,992
Yokohama Rubber Co., Ltd.	200	2,494
		101,902
Automobiles – 0.1%
Bayerische Motoren Werke AG	7	513
Daihatsu Motor Co., Ltd.	300	3,897
Daimler AG	21	1,252
Ferrari NV	47	1,916
Ford Motor Co.	1,535	19,295
Fuji Heavy Industries, Ltd.	100	3,424
General Motors Co.	803	22,725
Harley-Davidson, Inc.	31	1,404
Honda Motor Co., Ltd.	200	5,051
Isuzu Motors, Ltd.	300	3,672
Mitsubishi Motors Corp.	1,400	6,362
Nissan Motor Co., Ltd.	500	4,506
Toyota Motor Corp.	100	5,000
		79,017
Beverages – 1.2%
Anheuser-Busch InBev SA/NV	78	10,252
Asahi Group Holdings, Ltd.	500	16,132
Brown-Forman Corp. - Class B†	2,975	296,851
Carlsberg A/S - Class B	182	17,275
Coca-Cola Amatil, Ltd.	3,794	23,408
Coca-Cola Co.†	255	11,559
Coca-Cola HBC AG (CDI)*	820	16,536
Constellation Brands, Inc. - Class A†	102	16,871
Diageo PLC	382	10,687
Dr Pepper Snapple Group, Inc.†	590	57,012
Heineken Holding NV	256	20,909
Heineken NV	149	13,766
Kirin Holdings Co., Ltd.	700	11,767
Molson Coors Brewing Co. - Class B†	387	39,137
Monster Beverage Corp.*,†	145	23,303
PepsiCo, Inc.†	238	25,214
Pernod Ricard SA	154	17,151
Remy Cointreau SA	108	9,304
SABMiller PLC	101	5,887
Suntory Beverage & Food, Ltd.	400	18,003
Treasury Wine Estates, Ltd.	2,511	17,365
		678,389
Biotechnology – 0.3%
AbbVie, Inc.†	136	8,420
Actelion, Ltd.*	102	17,121
Amgen, Inc.	81	12,324
Biogen, Inc.*	51	12,333
Celgene Corp.*	115	11,342
CSL, Ltd.	350	29,421
Gilead Sciences, Inc.†	309	25,777

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Biotechnology – (continued)
Grifols SA	997	$22,511
		139,249
Building Products – 0.1%
Allegion PLC	351	24,370
Asahi Glass Co., Ltd.	1,000	5,405
Daikin Industries, Ltd.	100	8,333
Fortune Brands Home & Security, Inc.	185	10,724
Geberit AG	21	7,935
LIXIL Group Corp.	300	4,933
TOTO, Ltd.	100	3,963
		65,663
Capital Markets – 0.2%
3i Group PLC	2,776	20,657
Aberdeen Asset Management PLC	2,081	8,041
Affiliated Managers Group, Inc.*	7	985
Bank of New York Mellon Corp.	50	1,943
Charles Schwab Corp.	27	683
Daiwa Securities Group, Inc.	1,000	5,257
E*TRADE Financial Corp.*	172	4,040
Goldman Sachs Group, Inc.	31	4,606
Hargreaves Lansdown PLC	497	8,269
ICAP PLC	2,124	11,937
Invesco, Ltd.	54	1,379
Investec PLC	2,052	12,932
Julius Baer Group, Ltd.*	61	2,452
Mediobanca SpA	131	761
Morgan Stanley	49	1,273
Nomura Holdings, Inc.	200	717
Partners Group Holding AG	42	18,015
Schroders PLC	163	5,146
T Rowe Price Group, Inc.†	132	9,632
UBS Group AG	215	2,783
		121,508
Chemicals – 0.9%
Air Liquide SA	38	3,982
Air Products & Chemicals, Inc.†	121	17,187
Air Water, Inc.	1,000	14,643
Akzo Nobel NV	52	3,271
Arkema SA	37	2,855
Asahi Kasei Corp.	1,000	6,931
BASF SE	22	1,678
CF Industries Holdings, Inc.	166	4,001
Chr Hansen Holding A/S	164	10,771
Covestro AG (144A)	150	6,648
Croda International PLC	301	12,614
Daicel Corp.	1,000	10,344
Dow Chemical Co.†	378	18,790
Eastman Chemical Co.	191	12,969
Ecolab, Inc.†	179	21,229
EI du Pont de Nemours & Co.†	334	21,643
EMS-Chemie Holding AG	16	8,277
FMC Corp.	133	6,159
Givaudan SA	4	8,040
Hitachi Chemical Co., Ltd.	300	5,562
Incitec Pivot, Ltd.	5,908	13,244
International Flavors & Fragrances, Inc.†	172	21,684
Johnson Matthey PLC	146	5,526
JSR Corp.	700	9,212
Kaneka Corp.	1,000	6,625

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Chemicals – (continued)
Kansai Paint Co., Ltd.	400	$8,059
Koninklijke DSM NV	84	4,866
Kuraray Co., Ltd.	900	10,705
LANXESS AG	79	3,452
Linde AG	27	3,757
LyondellBasell Industries NV - Class A	133	9,898
Mitsubishi Chemical Holdings Corp.	1,400	6,386
Mitsubishi Gas Chemical Co., Inc.	2,000	10,376
Mitsui Chemicals, Inc.	2,000	7,295
Monsanto Co.†	154	15,925
Mosaic Co.†	138	3,613
Nitto Denko Corp.	100	6,307
Novozymes A/S - Class B	140	6,748
PPG Industries, Inc.†	130	13,540
Praxair, Inc.†	215	24,164
Sherwin-Williams Co.†	82	24,081
Shin-Etsu Chemical Co., Ltd.	200	11,668
Sika AG	3	12,553
Solvay SA	31	2,881
Sumitomo Chemical Co., Ltd.	1,000	4,101
Symrise AG	114	7,767
Syngenta AG	40	15,380
Taiyo Nippon Sanso Corp.	200	1,828
Teijin, Ltd.	3,000	9,883
Toray Industries, Inc.	2,000	17,000
Umicore SA	137	7,058
Yara International ASA	208	6,607
		509,783
Commercial Banks – 0.7%
ABN AMRO Group NV (144A)	198	3,272
Aozora Bank, Ltd.	2,000	6,911
Banco de Sabadell SA	1,351	1,805
Banco Popular Espanol SA	3,804	4,956
Bank of America Corp.	1,374	18,233
Bank of East Asia, Ltd.	1,400	5,441
Bank of Queensland, Ltd.	695	5,535
Bankinter SA	3,091	19,878
Barclays PLC	16,952	32,268
BB&T Corp.	48	1,709
Bendigo & Adelaide Bank, Ltd.	178	1,291
BOC Hong Kong Holdings, Ltd.	3,500	10,558
CaixaBank SA	5,856	12,889
Chiba Bank, Ltd.	1,000	4,717
Chugoku Bank, Ltd.	400	4,068
Citigroup, Inc.	77	3,264
Citizens Financial Group, Inc.	943	18,841
Comerica, Inc.	31	1,275
Danske Bank A/S	440	11,661
DBS Group Holdings, Ltd.	800	9,428
DNB ASA	203	2,456
Erste Group Bank AG*	439	10,038
Fifth Third Bancorp†	119	2,093
Hachijuni Bank, Ltd.	400	1,738
Hang Seng Bank, Ltd.	800	13,733
Hiroshima Bank, Ltd.	1,000	3,330
HSBC Holdings PLC	1,929	12,048
Huntington Bancshares, Inc.	242	2,163
Intesa Sanpaolo SpA	3,537	6,783
Iyo Bank, Ltd.	400	2,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Commercial Banks – (continued)
JPMorgan Chase & Co.	61	$3,791
KBC Groep NV*	17	833
KeyCorp	704	7,779
Mitsubishi UFJ Financial Group, Inc.	200	892
Mizuho Financial Group, Inc.	2,600	3,723
Natixis SA	320	1,229
Nordea Bank AB	407	3,439
Oversea-Chinese Banking Corp., Ltd.	1,600	10,430
People's United Financial, Inc.†	2,420	35,477
PNC Financial Services Group, Inc.†	54	4,395
Raiffeisen Bank International AG*	484	6,091
Regions Financial Corp.	110	936
Resona Holdings, Inc.	800	2,915
Royal Bank of Scotland Group PLC*	3,956	9,315
Skandinaviska Enskilda Banken AB - Class A	650	5,651
Sumitomo Mitsui Financial Group, Inc.	100	2,867
Sumitomo Mitsui Trust Holdings, Inc.	1,000	3,237
SunTrust Banks, Inc.	131	5,381
Svenska Handelsbanken AB - Class A	156	1,888
Swedbank AB - Class A	73	1,528
UniCredit SpA	2,139	4,774
Unione di Banche Italiane SpA	384	1,077
United Overseas Bank, Ltd.	800	11,049
US Bancorp	126	5,082
Wells Fargo & Co.	134	6,342
Yamaguchi Financial Group, Inc.	1,000	9,416
		384,359
Commercial Services & Supplies – 0.7%
Babcock International Group PLC	2,584	31,274
Cintas Corp.†	327	32,089
Dai Nippon Printing Co., Ltd.	1,000	11,108
Edenred	202	4,167
G4S PLC	6,722	16,637
ISS A/S	573	21,459
Park24 Co., Ltd.	300	10,276
Republic Services, Inc.†	2,121	108,829
Secom Co., Ltd.	200	14,764
Securitas AB - Class B	510	7,841
Societe BIC SA	80	11,311
Sohgo Security Services Co., Ltd.	100	4,916
Stericycle, Inc.*,†	201	20,928
Toppan Printing Co., Ltd.	1,000	8,574
Tyco International PLC	606	25,816
Waste Management, Inc.†	423	28,032
		358,021
Communications Equipment – 0.2%
Cisco Systems, Inc.†	481	13,800
F5 Networks, Inc.*	169	19,239
Harris Corp.†	239	19,942
Juniper Networks, Inc.	561	12,617
Motorola Solutions, Inc.†	425	28,037
Nokia Oyj	2,387	13,580
Telefonaktiebolaget LM Ericsson - Class B	2,441	18,665
		125,880
Construction & Engineering – 0.2%
Boskalis Westminster	42	1,448
Bouygues SA	243	7,022
Eiffage SA	83	5,926
Ferrovial SA	753	14,629

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Construction & Engineering – (continued)
Fluor Corp.	77	$3,795
Hochtief AG	46	5,925
Jacobs Engineering Group, Inc.*	465	23,162
Obayashi Corp.	500	5,294
Shimizu Corp.	1,000	9,311
Skanska AB - Class B	289	6,029
Taisei Corp.	1,000	8,156
		90,697
Construction Materials – 0.2%
Boral, Ltd.	4,088	19,151
CRH PLC	116	3,345
HeidelbergCement AG	32	2,399
Imerys SA	120	7,666
James Hardie Industries PLC (CDI)	1,227	18,790
LafargeHolcim, Ltd.	33	1,379
Martin Marietta Materials, Inc.	114	21,888
Taiheiyo Cement Corp.	4,000	9,429
Vulcan Materials Co.†	169	20,341
		104,388
Consumer Finance – 0%
American Express Co.†	120	7,291
Credit Saison Co., Ltd.	300	5,021
Discover Financial Services	139	7,449
Provident Financial PLC	174	5,377
Synchrony Financial	174	4,399
		29,537
Containers & Packaging – 0.2%
Avery Dennison Corp.†	364	27,209
Ball Corp.†	320	23,133
International Paper Co.†	322	13,646
Owens-Illinois, Inc.*	390	7,024
Rexam PLCß	3,220	27,932
Sealed Air Corp.	367	16,871
Toyo Seikan Group Holdings, Ltd.	400	7,606
WestRock Co.†	158	6,141
		129,562
Distributors – 0.1%
Genuine Parts Co.	249	25,211
Jardine Cycle & Carriage, Ltd.	300	8,233
		33,444
Diversified Consumer Services – 0.1%
Benesse Holdings, Inc.	200	4,674
H&R Block, Inc.	1,278	29,394
		34,068
Diversified Financial Services – 0.3%
AMP, Ltd.	2,421	9,395
ASX, Ltd.	174	5,957
Berkshire Hathaway, Inc. - Class B*,†	48	6,950
Challenger, Ltd.	547	3,550
CME Group, Inc.	128	12,467
Deutsche Boerse AG	103	8,432
Eurazeo SA	160	9,549
Exor SpA	151	5,577
Groupe Bruxelles Lambert SA	45	3,679
Hong Kong Exchanges & Clearing, Ltd.	700	17,069
Industrivarden AB - Class C	949	15,344
Investor AB - Class B	108	3,614
Kinnevik AB	305	7,252
Leucadia National Corp.†	699	12,114

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Diversified Financial Services – (continued)
London Stock Exchange Group PLC	289	$9,788
Mitsubishi UFJ Lease & Finance Co., Ltd.	600	2,292
Moody's Corp.	13	1,218
Nasdaq, Inc.	123	7,954
Pargesa Holding SA	88	5,827
Singapore Exchange, Ltd.	1,700	9,687
Wendel SA	71	7,397
		165,112
Diversified Telecommunication Services – 1.6%
AT&T, Inc.†	2,226	96,186
BT Group PLC	3,973	21,934
CenturyLink, Inc.†	2,391	69,363
Deutsche Telekom AG	1,054	17,931
Elisa Oyj	630	24,201
Frontier Communications Corp.†	14,782	73,023
Iliad SA	115	23,373
Inmarsat PLC	2,223	23,856
Koninklijke KPN NV	6,321	22,924
Level 3 Communications, Inc.*,†	1,496	77,029
Nippon Telegraph & Telephone Corp.	500	23,475
Numericable-SFR SA	31	785
Orange SA	678	11,073
PCCW, Ltd.	43,000	28,857
Proximus	761	24,095
Singapore Telecommunications, Ltd.	9,900	30,622
Swisscom AG	58	28,821
TDC A/S	4,065	19,900
Telecom Italia SpA*	15,390	12,624
Telecom Italia SpA (RSP)*	2,197	1,413
Telefonica Deutschland Holding AG	6,070	24,995
Telefonica SA	772	7,378
Telenor ASA	1,513	25,006
TeliaSonera AB	6,033	28,471
Telstra Corp., Ltd.	6,411	26,673
Verizon Communications, Inc.†	1,638	91,466
Vocus Communications, Ltd.ß	1,874	12,906
		848,380
Electric Utilities – 0.6%
American Electric Power Co., Inc.†	43	3,014
AusNet Services	11,343	13,915
Cheung Kong Infrastructure Holdings, Ltd.	2,000	17,221
Chubu Electric Power Co., Inc.	300	4,272
Chugoku Electric Power Co., Inc.	500	6,330
CLP Holdings, Ltd.	1,500	15,336
Duke Energy Corp.†	38	3,260
Edison International	41	3,184
EDP - Energias de Portugal SA	3,918	12,031
Endesa SA	1,989	39,998
Enel SpA	2,321	10,321
Entergy Corp.	59	4,800
Eversource Energy	142	8,506
Exelon Corp.	96	3,491
FirstEnergy Corp.	101	3,526
Fortum Oyj	704	11,278
HK Electric Investments & HK Electric Investments, Ltd.	18,500	17,287
Hokuriku Electric Power Co.	600	7,410
Iberdrola SA	848	5,727
Kansai Electric Power Co., Inc.*	100	970
Kyushu Electric Power Co., Inc.	300	2,990

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Electric Utilities – (continued)
NextEra Energy, Inc.†	26	$3,390
PG&E Corp.†	56	3,580
Pinnacle West Capital Corp.†	109	8,836
Power Assets Holdings, Ltd.	1,500	13,772
PPL Corp.†	59	2,227
Red Electrica Corp. SA*	284	25,316
Shikoku Electric Power Co., Inc.	200	2,355
Southern Co.†	45	2,413
SSE PLC	820	17,143
Terna Rete Elettrica Nazionale SpA	3,035	16,909
Tohoku Electric Power Co., Inc.	400	5,017
Tokyo Electric Power Co. Holdings, Inc.*	700	2,952
Xcel Energy, Inc.†	199	8,911
		307,688
Electrical Equipment – 0.1%
ABB, Ltd.*	165	3,251
Acuity Brands, Inc.	24	5,951
AMETEK, Inc.	322	14,886
Eaton Corp. PLC	135	8,064
Emerson Electric Co.	105	5,477
Fuji Electric Co., Ltd.	1,000	4,199
Legrand SA	206	10,627
Mabuchi Motor Co., Ltd.	200	8,398
Nidec Corp.	100	7,549
Rockwell Automation, Inc.	93	10,678
Vestas Wind Systems A/S	28	1,901
		80,981
Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. - Class A†	242	13,874
Corning, Inc.	695	14,234
FLIR Systems, Inc.	785	24,296
Hamamatsu Photonics KK	200	5,569
Hexagon AB - Class B	513	18,680
Hirose Electric Co., Ltd.	100	12,226
Hitachi High-Technologies Corp.	200	5,448
Hitachi, Ltd.	1,000	4,158
Ingenico Group	109	12,769
Kyocera Corp.	200	9,484
Nippon Electric Glass Co., Ltd.	1,000	4,172
Omron Corp.	100	3,241
TE Connectivity, Ltd. (U.S. Shares)†	192	10,965
Yaskawa Electric Corp.	200	2,591
Yokogawa Electric Corp.	400	4,492
		146,199
Energy Equipment & Services – 0.2%
Baker Hughes, Inc.	184	8,304
Diamond Offshore Drilling, Inc.	42	1,022
FMC Technologies, Inc.*	328	8,748
Halliburton Co.†	245	11,096
Helmerich & Payne, Inc.	98	6,579
National Oilwell Varco, Inc.	223	7,504
Petrofac, Ltd.	1,952	20,283
Schlumberger, Ltd. (U.S. Shares)†	167	13,206
Technip SA	301	16,368
Tenaris SA	1,695	24,509
Transocean, Ltd. (U.S. Shares)	318	3,781
		121,400
Food & Staples Retailing – 0.9%
Aeon Co., Ltd.	800	12,396

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Casino Guichard Perrachon SA	92	$5,140
Colruyt SA	423	23,343
Costco Wholesale Corp.†	136	21,357
CVS Health Corp.†	248	23,744
Delhaize Group SA	150	15,847
Distribuidora Internacional de Alimentacion SA	3,695	21,701
FamilyMart Co., Ltd.	400	24,301
ICA Gruppen AB	732	24,468
J Sainsbury PLC	5,906	18,313
Jeronimo Martins SGPS SA	444	6,994
Koninklijke Ahold NV	677	15,053
Kroger Co.†	723	26,599
Lawson, Inc.	300	23,787
Metro AG	299	9,146
Seven & I Holdings Co., Ltd.	200	8,351
Sundrug Co., Ltd.	100	9,299
Sysco Corp.†	913	46,326
Tesco PLC*	9,376	21,931
Tsuruha Holdings, Inc.	100	12,013
Walgreens Boots Alliance, Inc.†	296	24,648
Wal-Mart Stores, Inc.†	566	41,329
Wesfarmers, Ltd.	547	16,470
Whole Foods Market, Inc.†	1,171	37,495
WM Morrison Supermarkets PLC	11,447	28,708
		518,759
Food Products – 1.7%
Ajinomoto Co., Inc.	400	9,391
Archer-Daniels-Midland Co.†	432	18,528
Aryzta AG*	485	17,827
Associated British Foods PLC	257	9,317
Barry Callebaut AG*	28	34,399
Calbee, Inc.	200	8,304
Campbell Soup Co.†	1,073	71,387
Chocoladefabriken Lindt & Spruengli AG (PC)	5	29,751
ConAgra Foods, Inc.†	587	28,064
Danone SA	128	9,024
General Mills, Inc.†	575	41,009
Hershey Co.†	843	95,672
Hormel Foods Corp.†	1,083	39,638
JM Smucker Co.†	328	49,990
Kellogg Co.†	815	66,545
Kraft Heinz Co.†	318	28,137
Marine Harvest ASA*	1,340	22,553
McCormick & Co., Inc.†	379	40,428
Mead Johnson Nutrition Co.†	795	72,146
Nestle SA	113	8,719
NH Foods, Ltd.	1,000	24,299
Nisshin Seifun Group, Inc.	800	12,790
Nissin Foods Holdings Co., Ltd.	300	16,336
Orkla ASA	2,768	24,533
Tate & Lyle PLC	4,350	38,780
Toyo Suisan Kaisha, Ltd.	400	16,163
Tyson Foods, Inc. - Class A†	258	17,232
WH Group, Ltd. (144A)	30,000	23,738
Wilmar International, Ltd.	10,000	24,368
Yakult Honsha Co., Ltd.	100	5,148
		904,216
Gas Utilities – 0.1%
AGL Resources, Inc.†	50	3,299

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Gas Utilities – (continued)
Enagas SA	340	$10,342
Gas Natural SDG SA	627	12,432
Hong Kong & China Gas Co., Ltd.	9,600	17,536
Osaka Gas Co., Ltd.	2,000	7,660
Snam SpA	3,015	18,035
Toho Gas Co., Ltd.	1,000	8,137
Tokyo Gas Co., Ltd.	1,000	4,106
		81,547
Health Care Equipment & Supplies – 1.0%
Abbott Laboratories†	390	15,331
Baxter International, Inc.†	517	23,379
Becton Dickinson and Co.†	84	14,246
Boston Scientific Corp.*	281	6,567
Coloplast A/S - Class B	212	15,828
CR Bard, Inc.†	199	46,797
CYBERDYNE, Inc.*	400	8,958
DENTSPLY SIRONA, Inc.†	564	34,991
Edwards Lifesciences Corp.*	180	17,951
Essilor International SA	99	13,174
Getinge AB - Class B	838	17,217
Hologic, Inc.*	216	7,474
Hoya Corp.	600	21,366
Intuitive Surgical, Inc.*,†	54	35,716
Medtronic PLC†	390	33,840
Olympus Corp.	200	7,442
Smith & Nephew PLC	1,171	19,856
Sonova Holding AG	160	21,265
St Jude Medical, Inc.†	788	61,464
Stryker Corp.†	196	23,487
Sysmex Corp.	100	6,837
Terumo Corp.	400	16,963
Varian Medical Systems, Inc.*,†	357	29,356
William Demant Holding A/S*	1,076	20,929
Zimmer Biomet Holdings, Inc.	138	16,612
		537,046
Health Care Providers & Services – 1.1%
Aetna, Inc.	173	21,128
Alfresa Holdings Corp.	400	8,331
AmerisourceBergen Corp.†	421	33,394
Anthem, Inc.	201	26,399
Cardinal Health, Inc.†	191	14,900
Centene Corp.*	30	2,141
Cigna Corp.	504	64,507
DaVita HealthCare Partners, Inc.*,†	531	41,057
Express Scripts Holding Co.*	286	21,679
Fresenius Medical Care AG & Co. KGaA	168	14,534
Fresenius SE & Co. KGaA	181	13,335
HCA Holdings, Inc.*,†	257	19,792
Healthscope, Ltd.	14,497	31,036
Henry Schein, Inc.*,†	167	29,526
Laboratory Corp. of America Holdings*,†	229	29,832
McKesson Corp.†	59	11,012
Mediclinic International PLC	367	5,372
Medipal Holdings Corp.	600	9,847
Miraca Holdings, Inc.	400	17,240
Patterson Cos., Inc.†	1,062	50,859
Quest Diagnostics, Inc.	298	24,260
Ramsay Health Care, Ltd.	650	34,944
Ryman Healthcare, Ltd.	7,097	47,275

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Suzuken Co., Ltd.	300	$9,432
UnitedHealth Group, Inc.†	133	18,780
Universal Health Services, Inc. - Class B	94	12,605
		613,217
Health Care Technology – 0.1%
Cerner Corp.*,†	393	23,030
M3, Inc.	300	10,391
		33,421
Hotels, Restaurants & Leisure – 0.7%
Accor SA	39	1,512
Aristocrat Leisure, Ltd.	944	9,752
Carnival Corp. (U.S. Shares)	174	7,691
Carnival PLC	213	9,455
Chipotle Mexican Grill, Inc.*	65	26,179
Compass Group PLC	660	12,578
Crown Resorts, Ltd.	176	1,665
Darden Restaurants, Inc.	774	49,025
Galaxy Entertainment Group, Ltd.	1,000	2,980
InterContinental Hotels Group PLC	201	7,468
McDonald's Corp.	224	26,956
McDonald's Holdings Co. Japan, Ltd.	500	13,570
Merlin Entertainments PLC	2,400	14,252
MGM China Holdings, Ltd.	2,800	3,643
Oriental Land Co., Ltd.	100	6,450
Paddy Power Betfair PLC	97	10,201
Royal Caribbean Cruises, Ltd. (U.S. Shares)	27	1,813
Sands China, Ltd.	1,200	4,063
Shangri-La Asia, Ltd.	10,000	10,084
Sodexo SA	92	9,909
Starbucks Corp.	408	23,305
Starwood Hotels & Resorts Worldwide, Inc.	454	33,573
TUI AG	575	6,527
Whitbread PLC	354	16,543
William Hill PLC	3,662	12,682
Wyndham Worldwide Corp.	231	16,454
Wynn Macau, Ltd.	400	581
Wynn Resorts, Ltd.	5	453
Yum! Brands, Inc.	298	24,710
		364,074
Household Durables – 0.3%
Barratt Developments PLC	3,507	19,202
Berkeley Group Holdings PLC	110	3,744
Casio Computer Co., Ltd.	200	2,858
DR Horton, Inc.	233	7,335
Electrolux AB - Series B	139	3,777
Garmin, Ltd.	532	22,567
Husqvarna AB - Class B	1,241	9,210
Iida Group Holdings Co., Ltd.	100	2,037
Leggett & Platt, Inc.†	704	35,981
Lennar Corp. - Class A	242	11,156
Mohawk Industries, Inc.*	20	3,795
Nikon Corp.	700	9,461
Panasonic Corp.	200	1,731
Rinnai Corp.	100	8,801
Sekisui Chemical Co., Ltd.	500	6,130
Sekisui House, Ltd.	200	3,481
Techtronic Industries Co., Ltd.	2,000	8,373
Whirlpool Corp.	55	9,165
		168,804

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Household Products – 0.5%
Church & Dwight Co., Inc.	910	$93,630
Clorox Co.†	312	43,178
Colgate-Palmolive Co.†	257	18,812
Henkel AG & Co. KGaA	134	14,397
Kimberly-Clark Corp.†	43	5,912
Procter & Gamble Co.†	317	26,840
Reckitt Benckiser Group PLC	212	21,325
Svenska Cellulosa AB SCA - Class B	612	19,523
Unicharm Corp.	700	15,595
		259,212
Independent Power and Renewable Electricity Producers – 0%
AES Corp.	213	2,658
Electric Power Development Co., Ltd.	200	4,649
Meridian Energy, Ltd.	6,497	12,264
NRG Energy, Inc.	112	1,679
		21,250
Industrial Conglomerates – 0.2%
3M Co.†	39	6,830
CK Hutchison Holdings, Ltd.	1,000	11,005
Danaher Corp.†	216	21,816
DCC PLC	158	13,890
General Electric Co.†	659	20,745
Keihan Holdings Co., Ltd.	1,000	6,910
Keppel Corp., Ltd.	1,300	5,340
Roper Industries, Inc.†	121	20,638
Seibu Holdings, Inc.	400	6,755
Smiths Group PLC	835	12,859
		126,788
Information Technology Services – 0.5%
Accenture PLC - Class A (U.S. Shares)†	47	5,325
Alliance Data Systems Corp.*,†	28	5,486
Amadeus IT Holding SA - Class A	501	21,945
Atos SE	242	20,211
Automatic Data Processing, Inc.†	99	9,095
Capgemini SA	115	10,035
Cognizant Technology Solutions Corp. - Class A*	118	6,754
Computershare, Ltd.	1,318	9,076
CSRA, Inc.	511	11,973
Fidelity National Information Services, Inc.†	257	18,936
Fiserv, Inc.*,†	106	11,525
Fujitsu, Ltd.	1,000	3,665
Global Payments, Inc.	159	11,349
International Business Machines Corp.†	77	11,687
MasterCard, Inc. - Class A†	369	32,494
Nomura Research Institute, Ltd.	400	14,570
NTT Data Corp.	100	4,713
Obic Co Ltd.	100	5,468
Otsuka Corp.	200	9,294
Paychex, Inc.†	280	16,660
PayPal Holdings, Inc.*	206	7,521
Teradata Corp.*	317	7,947
Visa, Inc. - Class A†	159	11,793
Western Union Co.†	394	7,557
Xerox Corp.	1,511	14,339
		289,418
Insurance – 1.0%
Admiral Group PLC	640	17,465
Aflac, Inc.	40	2,886
Ageas	289	9,983

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
AIA Group, Ltd.	1,600	$9,642
Allstate Corp.	56	3,917
American International Group, Inc.	61	3,226
Aon PLC†	61	6,663
Arthur J Gallagher & Co.	1,546	73,590
Assurant, Inc.	69	5,955
Baloise Holding AG	81	9,036
Cincinnati Financial Corp.	167	12,507
Dai-ichi Life Insurance Co., Ltd.	1,100	12,198
Direct Line Insurance Group PLC	4,231	19,563
Gjensidige Forsikring ASA	1,659	27,558
Hannover Rueck SE	28	2,925
Legal & General Group PLC	5,756	14,917
Loews Corp.	788	32,379
Mapfre SA	10,087	22,303
Marsh & McLennan Cos., Inc.	180	12,323
Muenchener Rueckversicherungs AG	39	6,517
NN Group NV	468	13,000
Old Mutual PLC	13,196	35,563
Poste Italiane SpA (144A)	2,052	13,570
Principal Financial Group, Inc.	164	6,742
Progressive Corp.†	209	7,002
QBE Insurance Group, Ltd.	311	2,440
RSA Insurance Group PLC	2,020	13,488
Sampo Oyj - Class A	246	10,049
SCOR SE	301	9,066
Sony Financial Holdings, Inc.	200	2,245
Standard Life PLC	1,895	7,446
Suncorp Group, Ltd.	186	1,703
Swiss Life Holding AG*	18	4,160
Tokio Marine Holdings, Inc.	100	3,308
Torchmark Corp.†	706	43,645
Tryg A/S	735	13,120
UnipolSai SpA	14,126	21,231
Unum Group	142	4,514
XL Group PLC†	375	12,491
Zurich Insurance Group AG*	15	3,712
		534,048
Internet & Catalog Retail – 0.1%
Amazon.com, Inc.*	7	5,009
Expedia, Inc.	44	4,677
Netflix, Inc.*	81	7,410
Priceline Group, Inc.*	4	4,994
Rakuten, Inc.	300	3,236
TripAdvisor, Inc.*	92	5,916
		31,242
Internet Software & Services – 0.2%
Akamai Technologies, Inc.*	54	3,020
Alphabet, Inc. - Class A*,†	32	22,513
Alphabet, Inc. - Class C*,†	30	20,763
Auto Trader Group PLC (144A)	3,147	14,878
eBay, Inc.*,†	645	15,099
Facebook, Inc. - Class A*	96	10,971
Kakaku.com, Inc.	300	5,915
VeriSign, Inc.*,†	84	7,263
Yahoo! Japan Corp.	1,600	7,047
		107,469
Leisure Products – 0.2%
Bandai Namco Holdings, Inc.	200	5,140

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Leisure Products – (continued)
Hasbro, Inc.	409	$34,352
Mattel, Inc.	931	29,131
Sankyo Co., Ltd.	300	11,186
Sega Sammy Holdings, Inc.	400	4,295
Yamaha Corp.	100	2,688
		86,792
Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.†	369	16,369
Illumina, Inc.*	70	9,827
Lonza Group AG*	110	18,234
PerkinElmer, Inc.†	236	12,371
Thermo Fisher Scientific, Inc.†	69	10,195
Waters Corp.*	216	30,380
		97,376
Machinery – 0.6%
Alfa Laval AB	43	675
Alstom SA*	298	6,956
Amada Holdings Co., Ltd.	700	7,079
ANDRITZ AG	169	8,029
Caterpillar, Inc.	39	2,957
Cummins, Inc.	30	3,373
Deere & Co.†	316	25,609
Flowserve Corp.	154	6,956
GEA Group AG	255	11,984
Hino Motors, Ltd.	300	2,969
Hitachi Construction Machinery Co., Ltd.	100	1,448
Hoshizaki Electric Co., Ltd.	100	9,755
Illinois Tool Works, Inc.†	68	7,083
IMI PLC	932	12,041
Ingersoll-Rand PLC	145	9,234
JTEKT Corp.	300	3,383
Komatsu, Ltd.	300	5,212
Kone Oyj - Class B	159	7,340
Kubota Corp.	200	2,679
Kurita Water Industries, Ltd.	400	8,901
Makita Corp.	100	6,595
MAN SE	293	29,823
Mitsubishi Heavy Industries, Ltd.	1,000	3,992
Nabtesco Corp.	200	4,776
NSK, Ltd.	200	1,479
Parker Hannifin Corp.	40	4,322
Pentair PLC	91	5,304
Schindler Holding AG (PC)	55	9,969
Schindler Holding AG (REG)	110	20,028
SKF AB - Class B	58	926
Stanley Black & Decker, Inc.†	55	6,117
Sumitomo Heavy Industries, Ltd.	1,000	4,365
THK Co., Ltd.	200	3,394
Volvo AB - Class B	92	909
Wartsila Oyj Abp	150	6,138
Xylem, Inc.†	1,336	59,652
Zardoya Otis SA	743	6,962
		318,414
Marine – 0%
Kuehne + Nagel International AG	75	10,489
Media – 1.1%
Altice NV - Class B*	150	2,265
Axel Springer SE	302	15,824
CBS Corp. - Class B	255	13,882

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Media – (continued)
Comcast Corp. - Class A	289	$18,840
Dentsu, Inc.	100	4,673
Discovery Communications, Inc. - Class A*	565	14,255
Discovery Communications, Inc. - Class C*	565	13,475
Eutelsat Communications SA	401	7,642
Hakuhodo DY Holdings, Inc.	300	3,579
Interpublic Group of Cos., Inc.	1,022	23,608
ITV PLC	7,538	18,206
JCDecaux SA	351	11,909
Lagardere SCA	353	7,747
News Corp. - Class A†	8,559	97,145
NEWS CORP-CL B	1,666	19,442
Omnicom Group, Inc.	316	25,751
Pearson PLC	1,126	14,683
Publicis Groupe SA	122	8,264
REA Group, Ltd.	251	11,173
RELX NV	426	7,433
RELX PLC	555	10,224
Schibsted ASA	394	11,285
Schibsted ASA - Class A	238	7,106
Scripps Networks Interactive, Inc. - Class A	559	34,809
SES SA (FDR)	512	11,058
Singapore Press Holdings, Ltd.	5,600	16,538
Sky PLC	927	10,520
TEGNA, Inc.	924	21,409
Telenet Group Holding NV*	163	7,439
Time Warner, Inc.	411	30,225
Toho Co., Ltd.	300	8,265
Twenty-First Century Fox, Inc. - Class A	551	14,905
Twenty-First Century Fox, Inc. - Class B	1,088	29,648
Vivendi SA	49	928
Walt Disney Co.	164	16,042
Wolters Kluwer NV	186	7,600
WPP PLC	246	5,107
		582,904
Metals & Mining – 0.2%
Alcoa, Inc.	589	5,460
Antofagasta PLC	329	2,043
BHP Billiton PLC	158	1,987
BHP Billiton, Ltd.	364	5,183
Boliden AB	150	2,915
Glencore PLC*	2,613	5,338
Hitachi Metals, Ltd.	400	4,048
JFE Holdings, Inc.	100	1,294
Maruichi Steel Tube, Ltd.	400	13,952
Mitsubishi Materials Corp.	2,000	4,765
Newcrest Mining, Ltd.*	720	12,378
Newmont Mining Corp.	454	17,760
Nippon Steel & Sumitomo Metal Corp.	200	3,822
Norsk Hydro ASA	2,816	10,298
Nucor Corp.†	340	16,799
Randgold Resources, Ltd.	63	7,072
Rio Tinto PLC	116	3,585
Rio Tinto, Ltd.	220	7,574
ThyssenKrupp AG	79	1,577
		127,850
Multiline Retail – 0.3%
Dollar General Corp.	324	30,456
Dollar Tree, Inc.*,†	313	29,497

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Don Quijote Holdings Co., Ltd.	100	$3,695
Harvey Norman Holdings, Ltd.	1,605	5,563
Isetan Mitsukoshi Holdings, Ltd.	300	2,661
J Front Retailing Co., Ltd.	200	2,066
Kohl's Corp.	276	10,466
Macy's, Inc.	292	9,814
Marks & Spencer Group PLC	3,536	15,032
Marui Group Co., Ltd.	300	4,026
Next PLC	154	10,301
Takashimaya Co., Ltd.	1,000	7,141
Target Corp.	277	19,340
		150,058
Multi-Utilities – 0.3%
AGL Energy, Ltd.	758	10,936
Ameren Corp.†	82	4,394
CenterPoint Energy, Inc.†	148	3,552
Centrica PLC	6,716	20,273
CMS Energy Corp.†	150	6,879
Consolidated Edison, Inc.†	25	2,011
Dominion Resources, Inc.†	41	3,195
DTE Energy Co.†	57	5,650
DUET Group	8,625	16,138
E.ON SE	614	6,142
Engie SA	732	11,812
National Grid PLC	1,354	19,908
NiSource, Inc.	186	4,933
Public Service Enterprise Group, Inc.†	136	6,339
RWE AG*	203	3,207
SCANA Corp.†	44	3,329
Sempra Energy†	43	4,903
Suez	625	9,842
TECO Energy, Inc.	861	23,798
Veolia Environnement SA	485	10,535
WEC Energy Group, Inc.†	101	6,595
		184,371
Oil, Gas & Consumable Fuels – 1.3%
Anadarko Petroleum Corp.†	115	6,124
Apache Corp.†	124	6,903
BP PLC	6,002	35,041
Cabot Oil & Gas Corp.†	313	8,057
Caltex Australia, Ltd.	535	12,778
Chesapeake Energy Corp.*	159	681
Chevron Corp.†	122	12,789
Cimarex Energy Co.†	51	6,085
Columbia Pipeline Group, Inc.†	1,529	38,974
Concho Resources, Inc.*	40	4,771
ConocoPhillips†	192	8,371
Devon Energy Corp.†	119	4,314
Eni SpA	1,556	25,118
EOG Resources, Inc.	105	8,759
EQT Corp.†	113	8,750
Exxon Mobil Corp.†	172	16,123
Galp Energia SGPS SA	1,987	27,591
Hess Corp.†	83	4,988
Inpex Corp.	800	6,242
JX Holdings, Inc.	3,000	11,659
Kinder Morgan, Inc.†	544	10,184
Koninklijke Vopak NV	684	34,255
Lundin Petroleum AB*	1,844	33,351

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Marathon Oil Corp.†	236	$3,542
Marathon Petroleum Corp.†	110	4,176
Murphy Oil Corp.†	71	2,254
Neste Oyj	998	35,752
Newfield Exploration Co.*	127	5,611
Noble Energy, Inc.†	193	6,923
Occidental Petroleum Corp.†	138	10,427
Oil Search, Ltd.	1,646	8,275
OMV AG	1,158	32,436
ONEOK, Inc.	165	7,829
Origin Energy, Ltd.	1,534	6,698
Phillips 66†	147	11,663
Pioneer Natural Resources Co.	50	7,561
Range Resources Corp.	142	6,126
Repsol SA	1,039	13,179
Royal Dutch Shell PLC - Class A	1,066	29,100
Royal Dutch Shell PLC - Class B	1,181	32,471
Santos, Ltd.	1,606	5,666
Showa Shell Sekiyu KK	1,200	11,152
Southwestern Energy Co.*,†	184	2,315
Spectra Energy Corp.†	420	15,385
Statoil ASA	1,638	28,380
Tesoro Corp.†	157	11,762
TonenGeneral Sekiyu KK	1,000	9,082
Total SA	507	24,445
Valero Energy Corp.†	198	10,098
Williams Cos., Inc.	85	1,839
Woodside Petroleum, Ltd.	435	8,815
		684,870
Paper & Forest Products – 0%
Mondi PLC	415	7,733
Stora Enso Oyj - Class R	658	5,301
UPM-Kymmene Oyj	143	2,621
		15,655
Personal Products – 0.2%
Beiersdorf AG	221	20,881
Estee Lauder Cos., Inc. - Class A†	204	18,568
Kao Corp.	200	11,543
L'Oreal SA	42	8,033
Pola Orbis Holdings, Inc.	100	9,314
Shiseido Co., Ltd.	500	12,894
Unilever PLC	244	11,702
		92,935
Pharmaceuticals – 1.0%
Allergan PLC*	49	11,323
Astellas Pharma, Inc.	900	14,086
AstraZeneca PLC	340	20,236
Bayer AG	103	10,362
Bristol-Myers Squibb Co.†	268	19,711
Chugai Pharmaceutical Co., Ltd.	300	10,660
Daiichi Sankyo Co., Ltd.	400	9,653
Eisai Co., Ltd.	200	11,114
Eli Lilly & Co.†	410	32,287
Galenica AG	8	10,780
GlaxoSmithKline PLC	795	17,088
Hikma Pharmaceuticals PLC	375	12,299
Hisamitsu Pharmaceutical Co., Inc.	300	17,209
Johnson & Johnson†	262	31,781
Kyowa Hakko Kirin Co., Ltd.	300	5,096

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Merck & Co., Inc.†	276	$15,900
Merck KGaA	154	15,676
Mitsubishi Tanabe Pharma Corp.	1,200	21,527
Novartis AG	185	15,223
Novo Nordisk A/S - Class B	188	10,112
Ono Pharmaceutical Co., Ltd.	100	4,319
Orion Oyj - Class B	338	13,128
Otsuka Holdings Co., Ltd.	300	13,826
Perrigo Co. PLC	784	71,085
Pfizer, Inc.†	1,004	35,351
Roche Holding AG	59	15,583
Sanofi	101	8,489
Santen Pharmaceutical Co., Ltd.	700	10,918
Shionogi & Co., Ltd.	100	5,439
Shire PLC	234	14,407
Sumitomo Dainippon Pharma Co., Ltd.	900	15,539
Taisho Pharmaceutical Holdings Co., Ltd.	100	10,481
Takeda Pharmaceutical Co., Ltd.	400	17,268
UCB SA	130	9,719
Zoetis, Inc.†	190	9,017
		566,692
Professional Services – 0.3%
Bureau Veritas SA	925	19,527
Capita PLC	2,419	31,064
Dun & Bradstreet Corp.	111	13,524
Equifax, Inc.†	45	5,778
Experian PLC	658	12,496
Nielsen Holdings PLC	274	14,240
Recruit Holdings Co., Ltd.	300	10,912
Robert Half International, Inc.	56	2,137
SGS SA	4	9,175
Verisk Analytics, Inc.*	364	29,513
		148,366
Real Estate Investment Trusts (REITs) – 0.9%
Apartment Investment & Management Co. - Class A	97	4,284
Ascendas Real Estate Investment Trust	4,200	7,761
AvalonBay Communities, Inc.	31	5,592
Boston Properties, Inc.	41	5,408
CapitaLand Commercial Trust, Ltd.	8,900	9,792
CapitaLand Mall Trust	7,000	11,118
Crown Castle International Corp.	261	26,473
Digital Realty Trust, Inc.	117	12,752
Equinix, Inc.	16	6,204
Equity Residential	146	10,056
Essex Property Trust, Inc.	66	15,054
Extra Space Storage, Inc.	160	14,806
Fonciere Des Regions	97	8,634
Gecina SA	112	15,307
General Growth Properties, Inc.	32	954
Goodman Group	144	767
GPT Group	1,623	6,564
Hammerson PLC	4,500	32,869
HCP, Inc.	212	7,501
Host Hotels & Resorts, Inc.	1,064	17,247
ICADE	175	12,442
Intu Properties PLC	2,749	10,753
Iron Mountain, Inc.	415	16,529
Japan Prime Realty Investment Corp.	3	12,851
Japan Real Estate Investment Corp.	2	12,311

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Japan Retail Fund Investment Corp.	5	$12,727
Klepierre	203	9,055
Land Securities Group PLC	34	481
Link REIT	1,500	10,262
Macerich Co.	240	20,494
Mirvac Group	7,291	11,027
Nippon Building Fund, Inc.	2	12,295
Nippon Prologis REIT, Inc.	2	4,858
Prologis, Inc.	35	1,716
Public Storage	17	4,345
Realty Income Corp.	297	20,600
Scentre Group	918	3,376
Segro PLC	2,265	12,713
SL Green Realty Corp.	163	17,355
Stockland	3,538	12,457
Suntec Real Estate Investment Trust	8,400	11,108
UDR, Inc.	100	3,692
Unibail-Rodamco SE	5	1,310
Vicinity Centres	3,600	8,955
Vornado Realty Trust	27	2,703
Westfield Corp.	592	4,715
Weyerhaeuser Co.	699	20,809
		491,082
Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	200	2,607
CapitaLand, Ltd.	2,900	6,663
CBRE Group, Inc. - Class A*	46	1,218
Cheung Kong Property Holdings, Ltd.	1,000	6,295
City Developments, Ltd.	800	4,875
Daiwa House Industry Co., Ltd.	100	2,918
Deutsche Wohnen AG	274	9,297
Global Logistic Properties, Ltd.	1,200	1,620
Hang Lung Properties, Ltd.	2,000	4,061
Henderson Land Development Co., Ltd.	1,100	6,233
Hongkong Land Holdings, Ltd.	1,400	8,526
Hulic Co., Ltd.	100	1,049
Hysan Development Co., Ltd.	3,000	13,378
Kerry Properties, Ltd.	2,000	4,934
New World Development Co., Ltd.	9,000	9,143
NTT Urban Development Corp.	500	5,324
Sino Land Co., Ltd.	2,000	3,299
Swire Pacific, Ltd. - Class A	1,000	11,367
Swire Properties, Ltd.	3,200	8,517
Swiss Prime Site AG*	256	23,160
Tokyu Fudosan Holdings Corp.	100	620
UOL Group, Ltd.	2,300	9,384
Vonovia SE	452	16,494
Wharf Holdings, Ltd.	1,000	6,118
		167,100
Road & Rail – 0.4%
Asciano, Ltd.	6,088	40,301
ComfortDelGro Corp., Ltd.	9,000	18,450
CSX Corp.	378	9,858
DSV A/S	252	10,597
East Japan Railway Co.	100	9,216
Hankyu Hanshin Holdings, Inc.	1,000	7,444
JB Hunt Transport Services, Inc.	224	18,128
Kansas City Southern	98	8,829
Keikyu Corp.	1,000	10,018

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Road & Rail – (continued)
Keio Corp.	1,000	$9,399
Kintetsu Group Holdings Co., Ltd.	2,000	8,536
MTR Corp., Ltd.	3,000	15,224
Nagoya Railroad Co., Ltd.	2,000	11,222
Nippon Express Co., Ltd.	1,000	4,559
Norfolk Southern Corp.	150	12,770
Odakyu Electric Railway Co., Ltd.	1,000	11,673
Tobu Railway Co., Ltd.	2,000	10,946
Tokyu Corp.	1,000	8,746
Union Pacific Corp.	162	14,135
		240,051
Semiconductor & Semiconductor Equipment – 0.3%
Applied Materials, Inc.	962	23,059
ARM Holdings PLC	1,241	18,793
ASM Pacific Technology, Ltd.	1,100	7,908
ASML Holding NV	145	14,371
Broadcom, Ltd.	67	10,412
First Solar, Inc.*	7	339
Infineon Technologies AG	924	13,276
Intel Corp.†	236	7,741
KLA-Tencor Corp.†	120	8,790
Lam Research Corp.†	95	7,986
Linear Technology Corp.†	303	14,099
Microchip Technology, Inc.†	168	8,528
QUALCOMM, Inc.†	117	6,268
Rohm Co., Ltd.	100	3,922
STMicroelectronics NV	1,692	9,969
Texas Instruments, Inc.†	74	4,636
Tokyo Electron, Ltd.	100	8,409
Xilinx, Inc.	448	20,666
		189,172
Software – 0.4%
Activision Blizzard, Inc.	174	6,896
Adobe Systems, Inc.*,†	201	19,254
Autodesk, Inc.*	81	4,385
CA, Inc.†	312	10,243
Dassault Systemes	282	21,530
Electronic Arts, Inc.*	158	11,970
Gemalto NV	257	15,738
GungHo Online Entertainment, Inc.	300	802
Intuit, Inc.†	104	11,607
Konami Holdings Corp.	300	11,361
Microsoft Corp.†	144	7,368
Oracle Corp.†	272	11,133
Red Hat, Inc.*	228	16,553
Sage Group PLC	2,585	22,476
Salesforce.com, Inc.*	67	5,320
SAP SE	189	14,125
Symantec Corp.†	1,291	26,517
Trend Micro, Inc.	200	7,124
		224,402
Specialty Retail – 0.6%
Advance Auto Parts, Inc.	63	10,183
AutoNation, Inc.*	216	10,148
AutoZone, Inc.*	44	34,929
Bed Bath & Beyond, Inc.	646	27,920
Best Buy Co., Inc.	609	18,635
CarMax, Inc.*	74	3,628
Dixons Carphone PLC	473	2,053

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Dufry AG*	33	$3,962
Foot Locker, Inc.	525	28,802
Gap, Inc.	139	2,950
Hennes & Mauritz AB - Class B	375	10,994
Hikari Tsushin, Inc.	100	8,359
Home Depot, Inc.	59	7,534
Industria de Diseno Textil SA	122	4,068
Kingfisher PLC	3,809	16,439
L Brands, Inc.	110	7,384
Lowe's Cos., Inc.	203	16,072
O'Reilly Automotive, Inc.*	45	12,200
Ross Stores, Inc.	212	12,018
Signet Jewelers, Ltd.	23	1,895
Tiffany & Co.	259	15,706
TJX Cos., Inc.	158	12,202
Tractor Supply Co.	177	16,139
Ulta Salon Cosmetics & Fragrance, Inc.*	53	12,913
Urban Outfitters, Inc.*	144	3,960
USS Co., Ltd.	200	3,281
Yamada Denki Co., Ltd.	1,100	5,781
		310,155
Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	311	29,732
Brother Industries, Ltd.	300	3,202
Canon, Inc.	400	11,416
EMC Corp.†	3,592	97,595
FUJIFILM Holdings Corp.	200	7,730
Hewlett Packard Enterprise Co.	642	11,729
HP, Inc.	162	2,033
Konica Minolta, Inc.	700	5,077
NEC Corp.	3,000	6,961
NetApp, Inc.	1,069	26,287
Ricoh Co., Ltd.	900	7,778
Seiko Epson Corp.	100	1,598
		211,138
Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	54	7,700
Burberry Group PLC	1,489	23,272
Christian Dior SE	53	8,584
Cie Financiere Richemont SA	46	2,699
Coach, Inc.	91	3,707
Hermes International	39	14,696
Hugo Boss AG	57	3,220
Kering	23	3,750
Luxottica Group SpA	156	7,600
LVMH Moet Hennessy Louis Vuitton SE	25	3,785
Michael Kors Holdings, Ltd.*	72	3,563
NIKE, Inc. - Class B	440	24,288
Pandora A/S	55	7,467
PVH Corp.	79	7,444
Ralph Lauren Corp.	23	2,061
Swatch Group AG	152	8,721
Swatch Group AG	20	5,816
VF Corp.	133	8,178
		146,551
Tobacco – 0.1%
Altria Group, Inc.†	169	11,654
British American Tobacco PLC	215	13,988
Imperial Brands PLC	431	23,393

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	27

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Tobacco – (continued)
Japan Tobacco, Inc.	200	$8,013
Philip Morris International, Inc.†	71	7,222
Swedish Match AB	561	19,503
		83,773
Trading Companies & Distributors – 0.2%
Ashtead Group PLC	388	5,567
Brenntag AG	192	9,277
Bunzl PLC	499	15,432
Fastenal Co.†	110	4,883
ITOCHU Corp.	400	4,861
Marubeni Corp.	900	4,041
Mitsubishi Corp.	200	3,497
Mitsui & Co., Ltd.	700	8,290
Rexel SA	83	1,048
Sumitomo Corp.	500	5,005
Toyota Tsusho Corp.	200	4,291
Travis Perkins PLC	610	12,201
Wolseley PLC	44	2,280
WW Grainger, Inc.	94	21,362
		102,035
Transportation Infrastructure – 0.2%
Abertis Infraestructuras SA	1,414	20,779
Aena SA	37	4,871
Aeroports de Paris	101	11,169
Atlantia SpA	205	5,112
Auckland International Airport, Ltd.	3,743	17,393
Fraport AG Frankfurt Airport Services Worldwide	150	8,013
Groupe Eurotunnel SE	89	947
Kamigumi Co., Ltd.	1,000	9,190
Sydney Airport	1,431	7,433
Transurban Group	938	8,411
		93,318
Water Utilities – 0.1%
American Water Works Co., Inc.	143	12,085
Severn Trent PLC	592	19,335
United Utilities Group PLC	1,145	15,941
		47,361
Wireless Telecommunication Services – 0.2%
KDDI Corp.	700	21,312
Millicom International Cellular SA (SDR)	276	16,886
NTT DOCOMO, Inc.	800	21,529
SoftBank Group Corp.	300	16,975
Tele2 AB - Class B	3,072	26,883
Vodafone Group PLC	10,334	31,453
		135,038
Total Common Stocks (cost $15,081,993)		15,205,549
Preferred Stocks – 0.1%
Automobiles – 0%
Bayerische Motoren Werke AG	51	3,232
Chemicals – 0%
Fuchs Petrolub SE	185	7,265
Household Products – 0%
Henkel AG & Co. KGaA	136	16,535
Media – 0.1%
ProSiebenSat.1 Media SE	417	18,206
Total Preferred Stocks (cost $47,659)		45,238
Rights – 0%
Construction & Engineering – 0%
ACS Actividades de Construccion y Servicios SA*	365	256

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

28	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Shares/Principal/ Contract Amounts		Value
Rights – (continued)
Oil, Gas & Consumable Fuels – 0%
Repsol SA*	810	$263
Total Rights (cost $552)		519
Investment Companies – 31.8%
Closed-End Funds – 0.1%
BlackRock Limited Duration Income Trust	5,375	81,969
Exchange-Traded Funds (ETFs) – 29.5%
Deutsche X-trackers Harvest CSI 300 China A-Shares†	30,247	718,669
Energy Select Sector SPDR Fund†	6,340	432,642
Financial Select Sector SPDR Fund†	2,271	51,847
Global X MSCI Colombia†	23,769	217,011
Global X MSCI Greece ETF	1,872	13,535
iShares Core MSCI Emerging Markets	14,000	585,620
iShares Core S&P 500†	33,058	6,965,321
iShares MSCI All Peru Capped	12,790	395,083
iShares MSCI Brazil Capped†	21,139	636,918
iShares MSCI Chile Capped†	7,249	266,763
iShares MSCI EAFE†	1,770	98,784
iShares MSCI Emerging Markets†	10,484	360,230
iShares MSCI Indonesia	1,471	35,981
iShares MSCI Mexico Capped†	8,096	407,715
iShares MSCI Philippines†	622	24,364
iShares MSCI South Korea Capped†	1,678	87,373
iShares MSCI Thailand Capped†	630	43,413
iShares Russell 2000	1,084	124,627
Lyxor UCITS FTSE MIB - EUR†	2,220	40,704
Schwab US Broad Market	200	10,064
SPDR S&P 500 Trust	2,780	582,493
VanEck Vectors Russia†	10,785	187,875
Vanguard FTSE Europe†	31,118	1,451,966
Vanguard FTSE Pacific†	32,088	1,788,264
WisdomTree Japan Hedged Equity Fund	14,840	575,495
		16,102,757
Money Markets – 2.2%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	1,192,000	1,192,000
Total Investment Companies (cost $17,090,312)		17,376,726
Commercial Paper – 24.7%
Hyundai Capital America, 0%, 7/6/16◊ (cost $13,498,425)	$13,500,000	13,498,384
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
Goldman Sachs International:
SPDR KBW Regional Banking, exercise price $42.00, expires July 2016* (premiums paid $10,750)	250	769
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Goldman Sachs International:
SPDR KBW Regional Banking, exercise price $35.00, expires July 2016* (premiums paid $3,250)	250	2,935
Total Investments (total cost $47,800,798) – 88.6%		48,339,569
Cash, Receivables and Other Assets, net of Liabilities – 11.4%		6,216,573
Net Assets – 100%		$54,556,142

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	29

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$35,684,082	73.8%
Japan	2,395,757	5.0
United Kingdom	1,774,297	3.7
Australia	1,076,829	2.2
France	798,751	1.7
China	718,669	1.5
Spain	685,984	1.4
Brazil	636,918	1.3
Germany	571,378	1.2
Switzerland	414,542	0.9
Mexico	407,715	0.8
Hong Kong	363,789	0.8
Sweden	305,639	0.6
Chile	266,763	0.6
Singapore	241,023	0.5
Italy	218,034	0.5
Colombia	217,011	0.4
Canada	214,086	0.4
Russia	187,875	0.4
Netherlands	180,171	0.4
Denmark	167,768	0.3
Norway	165,782	0.3
Finland	131,067	0.3
Belgium	115,129	0.2
South Korea	87,373	0.2
New Zealand	76,932	0.2
Austria	56,594	0.1
Portugal	46,616	0.1
Thailand	43,413	0.1
Indonesia	35,981	0.1
Philippines	24,364	0.0
Ireland	15,702	0.0
Greece	13,535	0.0

Total	$48,339,569	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

30	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	7/28/16	898,000	$668,883	$(4,110)
Brazilian Real	7/28/16	410,000	126,631	(9,912)
British Pound	7/28/16	482,000	641,684	42,211
Canadian Dollar	7/28/16	1,238,000	958,486	936
Chilean Peso	7/28/16	64,979,000	97,960	(3,512)
Colombian Peso	7/28/16	89,269,000	30,389	(783)
Euro	7/28/16	2,163,000	2,402,324	30,359
Hong Kong Dollar	7/28/16	(391,000)	(50,420)	20
Indonesian Rupiah	7/28/16	606,488,000	45,811	(721)
Japanese Yen	7/28/16	140,698,500	1,363,828	(33,384)
Korean Won	7/28/16	163,276,000	141,766	(2,226)
Malaysian Ringgit	7/28/16	22,000	5,452	(112)
Mexican Peso	7/28/16	(112,000)	(6,113)	199
Philippine Peso	7/28/16	2,606,000	55,368	693
Polish Zloty	7/28/16	(23,000)	(5,828)	(4)
Russian Rouble	7/28/16	4,402,000	68,535	(2,120)
Singapore Dollar	7/28/16	249,000	184,865	(1,054)
South African Rand	7/28/16	(20,000)	(1,354)	52
Swedish Krona	7/28/16	1,337,000	158,270	2,492
Thailand Baht	7/28/16	2,438,000	69,369	(381)
Turkish Lira	7/28/16	(36,000)	(12,442)	265
Total			$6,943,464	$18,908

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Treasury Bond	30	9/16	$25,711	$4,849
10-Year Canadian Government Bond	9	9/16	17,717	3,275
10-Year mini-Japanese Government Bond	21	9/16	15,109	(2,847)
10-Year US Treasury Note	34	9/16	122,453	(2,656)
30-Year Euro-Buxl Bond	1	9/16	16,225	1,087
3-Year Australian Treasury Bond	74	9/16	5,113	-
BIST National-30 Index	57	8/16	4,995	(743)
CBOE VIX Index	27	7/16	(1,793)	(1,878)
DAX Index	2	9/16	20,535	4,494
Euro-BTP Italian Government Bond	10	9/16	12,118	6,436
Euro-OAT	6	9/16	20,251	2,796
FTSE 100 Index	6	9/16	38,691	11,180
FTSE Bursa Malaysia KLCI Index	2	7/16	460	211

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	31

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
FTSE/JSE Top 40 Index	4	9/16	(545)	836
H-Shares Index	1	7/16	999	973
KOSPI 200 Index	1	9/16	(814)	586
Long Gilt	3	9/16	23,444	1,597
Mexican Bolsa Index	7	9/16	3,882	1,750
mini-MSCI Emerging Markets Index	13	9/16	16,380	5,850
MSCI Taiwan Stock Index	10	7/16	9,829	4,400
S&P 500 E-mini	13	9/16	20,518	15,210
SGX Nifty 50 Index	6	7/16	(96)	1,146
SPI 200 Index	5	9/16	277	7,736
US Treasury Long Bond	1	9/16	10,125	(656)
US Treasury Ultra Bond	2	9/16	25,250	(1,813)
WIG20 Index	11	9/16	(345)	-
WTI Crude	5	8/16	(1,800)	(7,750)
			404,689	56,069
Futures Sold:
5-Year US Treasury Note	53	9/16	$(110,602)	$(4,141)
CBOE VIX Index	27	8/16	1,793	1,708
			(108,809)	(2,433)
Total			$295,880	$53,636

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Goldman Sachs International	SPDR KBW Regional Banking	250	$37.50	7/16	$6,750	$(5,510)	$(12,260)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

32	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2016

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Fixed Rate	Maturity Date	Notional Amount (2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Credit Default Swap Index(3)
CDX.NA.HY.24	N/A	5%	6/20/20	264,698	USD	$ 18,019	$ (2,333)	$ 493
CDX.NA.IG.24	N/A	1	6/20/20	789,000	USD	13,252	(7,362)	(261)
iTraxx Europe Crossover Series 23 Version 1	N/A	5	6/20/20	197,586	EUR	17,528	(6,595)	551
iTraxx Europe Series 23 Version 1	N/A	1	6/20/20	356,000	EUR	5,497	(2,023)	171
Total						$ 54,296	$ (18,313)	$ 954

(1) If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2) If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

(3) For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	33

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 70-30 Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (70%) and the Barclays Global Aggregate Bond Index (30%).
Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
CDI	Clearing House Electronic Subregister System Depositary Interest
FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered
RSP	Italian Savings Shares
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $453,902, which represents 0.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $17,739,595.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	49,290,000	47,753,278	(95,851,278)	1,192,000	$—	$45,391	$1,192,000

34	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Foreign Government Bonds	$ -	$ 1,852,785	$ -
U.S. Treasury Notes/Bonds	-	356,664	-
Common Stocks		-	-
Aerospace & Defense	174,239	78,961	-
Air Freight & Logistics	79,406	19,979	-
Airlines	36,654	62,624	-
Auto Components	27,318	74,584	-
Automobiles	43,424	35,593	-
Beverages	469,947	208,442	-
Biotechnology	70,196	69,053	-
Building Products	35,094	30,569	-
Capital Markets	24,541	96,967	-
Chemicals	214,883	294,900	-
Commercial Banks	120,033	264,326	-
Commercial Services & Supplies	215,694	142,327	-
Communications Equipment	93,635	32,245	-
Construction & Engineering	26,957	63,740	-
Construction Materials	42,229	62,159	-
Consumer Finance	19,139	10,398	-
Containers & Packaging	94,024	35,538	-
Distributors	25,211	8,233	-
Diversified Consumer Services	29,394	4,674	-
Diversified Financial Services	40,703	124,409	-
Diversified Telecommunication Services	407,067	441,313	-
Electric Utilities	59,138	248,550	-
Electrical Equipment	45,056	35,925	-
Electronic Equipment, Instruments & Components	63,369	82,830	-
Energy Equipment & Services	60,240	61,160	-
Food & Staples Retailing	221,498	297,261	-
Food Products	568,776	335,440	-
Gas Utilities	3,299	78,248	-
Health Care Equipment & Supplies	367,211	169,835	-
Health Care Providers & Services	421,871	191,346	-
Health Care Technology	23,030	10,391	-
Hotels, Restaurants & Leisure	210,159	153,915	-
Household Durables	89,999	78,805	-
Household Products	188,372	70,840	-

Janus Investment Fund	35

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Independent Power and Renewable Electricity Producers	4,337	16,913	-
Industrial Conglomerates	70,029	56,759	-
Information Technology Services	190,441	98,977	-
Insurance	227,840	306,208	-
Internet & Catalog Retail	28,006	3,236	-
Internet Software & Services	79,629	27,840	-
Leisure Products	63,483	23,309	-
Life Sciences Tools & Services	79,142	18,234	-
Machinery	130,607	187,807	-
Marine	-	10,489	-
Media	373,436	209,468	-
Metals & Mining	40,019	87,831	-
Multiline Retail	99,573	50,485	-
Multi-Utilities	75,578	108,793	-
Oil, Gas & Consumable Fuels	253,384	431,486	-
Paper & Forest Products	-	15,655	-
Personal Products	18,568	74,367	-
Pharmaceuticals	226,455	340,237	-
Professional Services	65,192	83,174	-
Real Estate Investment Trusts (REITs)	234,574	256,508	-
Real Estate Management & Development	9,744	157,356	-
Road & Rail	63,720	176,331	-
Semiconductor & Semiconductor Equipment	112,524	76,648	-
Software	131,246	93,156	-
Specialty Retail	255,218	54,937	-
Technology Hardware, Storage & Peripherals	167,376	43,762	-
Textiles, Apparel & Luxury Goods	49,241	97,310	-
Tobacco	18,876	64,897	-
Trading Companies & Distributors	26,245	75,790	-
Transportation Infrastructure	-	93,318	-
Water Utilities	12,085	35,276	-
Wireless Telecommunication Services	-	135,038	-
Preferred Stocks	-	45,238	-
Rights	519	-	-
Investment Companies	16,184,726	1,192,000	-
Commercial Paper	-	13,498,384	-
OTC Purchased Options – Calls	-	769	-
OTC Purchased Options - Puts	-	2,935	-
Total Investments in Securities	$ 23,903,619	$ 24,435,950	$ -

36	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 77,227	$ -
Variation Margin Receivable	76,120	1,215	-
Total Assets	$ 23,979,739	$ 24,514,392	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 58,319	$ -
Written Options, at Value	-	12,260
Variation Margin Payable	22,484	261	-
Total Liabilities	$ 22,484	$ 70,840	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	37

Janus Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$47,800,798
Unaffiliated investments, at value	47,147,569
Affiliated investments, at value	1,192,000
Cash	34,562
Restricted cash (Note 1)	6,069,000
Forward currency contracts	77,227
Cash denominated in foreign currency(1)	4,763
Closed foreign currency contracts	10,752
Variation margin receivable	77,335
Non-interested Trustees' deferred compensation	987
Receivables:
Investments sold	5,156,564
Due from adviser	44,361
Dividends	30,610
Interest	25,319
Foreign tax reclaims	6,087
Dividends from affiliates	355
Fund shares sold	350
Other assets	2,574
Total Assets	59,880,415
Liabilities:
Forward currency contracts	58,319
Options written, at value(2)	12,260
Closed foreign currency contracts	13,234
Variation margin payable	22,745
Payables:	—
Investments purchased	5,104,176
Professional fees	37,923
Advisory fees	33,563
Fund shares repurchased	19,290
Transfer agent fees and expenses	1,228
12b-1 Distribution and shareholder servicing fees	1,187
Non-interested Trustees' deferred compensation fees	987
Fund administration fees	425
Non-interested Trustees' fees and expenses	374
Custodian fees	54
Accrued expenses and other payables	18,508
Total Liabilities	5,324,273
Net Assets	$54,556,142

See Notes to Financial Statements.

38	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$56,073,002
Undistributed net investment income/(loss)	184,112
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,530,241)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	829,269
Total Net Assets	$54,556,142
Net Assets - Class A Shares	$571,463
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,194
Net Asset Value Per Share(3)	$9.49
Maximum Offering Price Per Share(4)	$10.07
Net Assets - Class C Shares	$1,045,700
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	110,788
Net Asset Value Per Share(3)	$9.44
Net Assets - Class D Shares	$1,284,724
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135,416
Net Asset Value Per Share	$9.49
Net Assets - Class I Shares	$1,089,720
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114,578
Net Asset Value Per Share	$9.51
Net Assets - Class N Shares	$48,422,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,091,821
Net Asset Value Per Share	$9.51
Net Assets - Class S Shares	$1,056,764
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,453
Net Asset Value Per Share	$9.48
Net Assets - Class T Shares	$1,085,096
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114,279
Net Asset Value Per Share	$9.50

(1) Includes cost of $4,763.

(2) Premiums received $6,750.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	39

Janus Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$783,697
Interest	53,535
Dividends from affiliates	45,391
Other income	1,160
Foreign tax withheld	(23,077)
Total Investment Income	860,706
Expenses:
Advisory fees	409,928
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,325
Class C Shares	8,271
Class S Shares	2,077
Transfer agent administrative fees and expenses:
Class D Shares	1,168
Class S Shares	2,077
Class T Shares	2,141
Transfer agent networking and omnibus fees:
Class A Shares	12
Class I Shares	10
Other transfer agent fees and expenses:
Class A Shares	58
Class C Shares	114
Class D Shares	1,461
Class I Shares	50
Class N Shares	857
Class S Shares	23
Class T Shares	23
Registration fees	90,395
Professional fees	74,366
Custodian fees	62,180
Shareholder reports expense	27,198
Fund administration fees	4,901
Non-interested Trustees’ fees and expenses	1,725
Other expenses	32,841
Total Expenses	723,201
Less: Excess Expense Reimbursement	(252,609)
Net Expenses	470,592
Net Investment Income/(Loss)	390,114
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(2,195,239)
Futures contracts	(324,908)
Swap contracts	(7,765)
Written options contracts	(68,909)
Total Net Realized Gain/(Loss) on Investments	(2,596,821)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,092,085
Futures contracts	341,552
Swap contracts	(12,350)
Written options contracts	(5,510)
Total Change in Unrealized Net Appreciation/Depreciation	1,415,777
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(790,930)

See Notes to Financial Statements.

40	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Period ended June 30, 2015(1)

Operations:
Net investment income/(loss)	$390,114	$14,626
Net realized gain/(loss) on investments	(2,596,821)	13,160
Change in unrealized net appreciation/depreciation	1,415,777	(586,508)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(790,930)	(558,722)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,400)	—
Class C Shares	(605)	—
Class D Shares	(2,799)	—
Class I Shares	(3,319)	—
Class N Shares	(154,765)	—
Class S Shares	(1,917)	—
Class T Shares	(2,641)	—
Net Decrease from Dividends and Distributions to Shareholders	(167,446)	—
Capital Share Transactions:
Class A Shares	97,999	500,000
Class C Shares	1,001,412	25,000
Class D Shares	1,160,175	104,792
Class I Shares	1,014,824	50,000
Class N Shares	(4,213,215)	54,238,110
Class S Shares	1,007,934	25,000
Class T Shares	1,011,209	50,000
Net Increase/(Decrease) from Capital Share Transactions	1,080,338	54,992,902
Net Increase/(Decrease) in Net Assets	121,962	54,434,180
Net Assets:
Beginning of period	54,434,180	—
End of period	$54,556,142	$54,434,180

Undistributed Net Investment Income/(Loss)	$184,112	$26,810

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Investment Fund	41

Janus Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.01
Net realized and unrealized gain/(loss)	(0.23)	(0.32)
Total from Investment Operations	(0.18)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$9.49	$9.69
Total Return*	(1.85)%	(3.10)%
Net Assets, End of Period (in thousands)	$571	$485
Average Net Assets for the Period (in thousands)	$530	$496
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	13.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.07%
Ratio of Net Investment Income/(Loss)	0.55%	5.04%
Portfolio Turnover Rate	122%	10%

Class C Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.01
Net realized and unrealized gain/(loss)	(0.23)	(0.32)
Total from Investment Operations	(0.24)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.01)	—
Net Asset Value, End of Period	$9.44	$9.69
Total Return*	(2.52)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,046	$24
Average Net Assets for the Period (in thousands)	$827	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.29%	14.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.84%	1.82%
Ratio of Net Investment Income/(Loss)	(0.06)%	4.29%
Portfolio Turnover Rate	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

42	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.01
Net realized and unrealized gain/(loss)	(0.25)	(0.31)
Total from Investment Operations	(0.19)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$9.49	$9.70
Total Return*	(1.93)%	(3.00)%
Net Assets, End of Period (in thousands)	$1,285	$102
Average Net Assets for the Period (in thousands)	$973	$64
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.59%	20.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	0.98%
Ratio of Net Investment Income/(Loss)	0.69%	5.03%
Portfolio Turnover Rate	122%	10%

Class I Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.01
Net realized and unrealized gain/(loss)	(0.24)	(0.32)
Total from Investment Operations	(0.15)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.03)	—
Net Asset Value, End of Period	$9.51	$9.69
Total Return*	(1.55)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,090	$48
Average Net Assets for the Period (in thousands)	$854	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	13.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	0.94%	5.29%
Portfolio Turnover Rate	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	43

Janus Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.01
Net realized and unrealized gain/(loss)	(0.23)	(0.31)
Total from Investment Operations	(0.16)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.03)	—
Net Asset Value, End of Period	$9.51	$9.70
Total Return*	(1.65)%	(3.00)%
Net Assets, End of Period (in thousands)	$48,423	$53,702
Average Net Assets for the Period (in thousands)	$49,786	$9,234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	67.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	0.73%	6.84%
Portfolio Turnover Rate	122%	10%

Class S Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.01
Net realized and unrealized gain/(loss)	(0.24)	(0.32)
Total from Investment Operations	(0.19)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$9.48	$9.69
Total Return*	(1.99)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,057	$24
Average Net Assets for the Period (in thousands)	$831	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	13.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.32%
Ratio of Net Investment Income/(Loss)	0.53%	4.79%
Portfolio Turnover Rate	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

44	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2016	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.01
Net realized and unrealized gain/(loss)	(0.24)	(0.32)
Total from Investment Operations	(0.17)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$9.50	$9.69
Total Return*	(1.72)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,085	$48
Average Net Assets for the Period (in thousands)	$856	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	13.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.07%
Ratio of Net Investment Income/(Loss)	0.77%	5.04%
Portfolio Turnover Rate	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	45

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Adaptive Global Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

46	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $9,417,447 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Janus Investment Fund	47

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

48	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of June 30, 2016, the Fund has restricted cash in the amount of $6,069,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

Janus Investment Fund	49

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

50	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

During the year ended June 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $193,013 and $6,770,618, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year ended June 30, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $23,254,106 and $5,126,473, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

Janus Investment Fund	51

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various ETFs for the purpose of increasing exposure to individual equity risk.

During the year, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

During the year ended June 30, 2016, the average ending monthly market value amounts on purchased call and put options are $6,953 and $17,593, respectively.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various ETFs for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

During the year ended June 30, 2016, the average ending monthly market value amounts on written call and put options are $2,596 and $10,454, respectively.

52	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

Written option activity for the year ended June 30, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2015	-	$ -
Options written	2,440	241,210
Options closed	(2,165)	(233,835)
Options expired	(25)	(625)
Options exercised	-	-
Options outstanding at June 30, 2016	250	$ 6,750

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Janus Investment Fund	53

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year ended June 30, 2016, the average ending monthly market value amounts on credit default swaps which are long the reference asset is $56,851.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

54	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

During the year, the Fund entered into total return swaps on a custom basket of equity securities to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the year ended June 30, 2016, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(6,329). There were no total return swaps held at June 30, 2016.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2016

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward currency contracts	$-	$-	$77,227	$-	$-	$77,227
Investments, at value*	-	-	-	3,704	-	3,704
Variation margin receivable	-	1,215	-	56,080	20,040	77,335

Total Asset Derivatives	$-	$1,215	$77,227	$59,784	$20,040	$158,266

Liability Derivatives:
Forward currency contracts	$-	$-	$58,319	$-	$-	$58,319
Options written, at value	-	-	-	12,260	-	12,260
Variation margin payable	7,750	261	-	2,621	12,113	22,745

Total Liability Derivatives	$7,750	$261	$58,319	$14,881	$12,113	$93,324

* Amounts relate to purchased options.

Janus Investment Fund	55

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$78,796	$-	$(17,119)	$(753,824)	$367,239	$(324,908)
Investments and foreign currency transactions	-	-	(404,880)	133,995*	-	(270,885)
Swap contracts	-	25,945	-	(33,710)	-	(7,765)
Written options contracts	-	-	-	(68,909)	-	(68,909)

Total	$78,796	$25,945	$(421,999)	$(722,448)	$367,239	$(672,467)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$(1,800)	$-	$-	$174,373	$168,979	$341,552
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	20,871	(10,296)*	-	10,575
Swap contracts	-	(12,350)	-	-	-	(12,350)
Written options contracts	-	-	-	(5,510)	-	(5,510)

Total	$(1,800)	$(12,350)	$20,871	$158,567	$168,979	$334,267

* Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

56	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the

Janus Investment Fund	57

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$77,227	$(58,319)	$—	$18,908
Goldman Sachs International	3,705	(3,705)	—	—

Total	$80,932	$(62,024)	$—	$18,908
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$58,319	$(58,319)	$—	$—
Goldman Sachs International	12,260	(3,705)	—	8,555

Total	$70,579	$(62,024)	$—	$8,555
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

58	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as

Janus Investment Fund	59

Janus Adaptive Global Allocation Fund

Notes to Financial Statements

“Recoupment expense” on the Statement of Operations. During the year ended June 30, 2016, Janus Capital reimbursed the Fund $252,609 of fees and expenses that are eligible for recoupment. As of June 30, 2016, the aggregate amount of recoupment that may potentially be made to Janus Capital is $390,071. The recoupment of such reimbursements expires June 23, 2018.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with

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Notes to Financial Statements

respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the year ended June 30, 2016.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2016.

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Notes to Financial Statements

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	83%	1%
Class C Shares	100	2
Class D Shares	84	2
Class I Shares	99	2
Class N Shares	99	88
Class S Shares	99	2
Class T Shares	99	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 200,995	$ -	$ (1,857,018)	$ -	$ -	$ 54,709	$ 84,454

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Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$(1,405,922)	$ (451,096)	$ (1,857,018)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in passive foreign investment companies and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 48,255,115	$ 1,253,639	$ (1,169,185)	$ 84,454

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 167,446	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (238)	$ (65,366)	$ 65,604

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Janus Adaptive Global Allocation Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2016		Period ended June 30, 2015(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	18,238	$ 172,540	50,000	$ 500,000
Reinvested dividends and distributions	151	1,400	-	-
Shares repurchased	(8,195)	(75,941)	-	-
Net Increase/(Decrease)	10,194	$ 97,999	50,000	$ 500,000
Class C Shares:
Shares sold	4,711,698	$45,882,942	2,500	$ 25,000
Reinvested dividends and distributions	65	605	-	-
Shares repurchased	(4,603,475)	(44,882,135)	-	-
Net Increase/(Decrease)	108,288	$ 1,001,412	2,500	$ 25,000
Class D Shares:
Shares sold	168,896	$ 1,561,124	10,537	$ 104,792
Reinvested dividends and distributions	301	2,789	-	-
Shares repurchased	(44,318)	(403,738)	-	-
Net Increase/(Decrease)	124,879	$ 1,160,175	10,537	$ 104,792
Class I Shares:
Shares sold	109,221	$ 1,011,505	5,000	$ 50,000
Reinvested dividends and distributions	357	3,319	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	109,578	$ 1,014,824	5,000	$ 50,000
Class N Shares:
Shares sold	133,982	$ 1,236,460	5,543,337	$54,279,467
Reinvested dividends and distributions	16,659	154,765	-	-
Shares repurchased	(597,912)	(5,604,440)	(4,245)	(41,357)
Net Increase/(Decrease)	(447,271)	$ (4,213,215)	5,539,092	$54,238,110
Class S Shares:
Shares sold	108,946	$ 1,007,904	2,500	$ 25,000
Reinvested dividends and distributions	205	1,906	-	-
Shares repurchased	(198)	(1,876)	-	-
Net Increase/(Decrease)	108,953	$ 1,007,934	2,500	$ 25,000
Class T Shares:
Shares sold	114,701	$ 1,062,650	5,000	$ 50,000
Reinvested dividends and distributions	285	2,641	-	-
Shares repurchased	(5,707)	(54,082)	-	-
Net Increase/(Decrease)	109,279	$ 1,011,209	5,000	$ 50,000
(1)	Period from June 23, 2015 (inception date) through June 30, 2015.

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$50,076,656	$ 37,355,760	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Adaptive Global Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adaptive Global Allocation Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period June 23, 2015 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Adaptive Global Allocation Fund (the “New Fund”), met on March 11-12, 2015 to consider the proposed investment advisory agreement for the New Fund. In the course of their consideration of this agreement, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital. The Trustees also had been provided and had considered various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, including information provided by their independent fee consultant, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for the New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for the New Fund for an initial term through February 2017, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital, taking into account the investment objective, strategy, and policies of the New Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who will provide investment and risk management services to the New Fund. The Trustees also considered other services provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of the proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its ability to attract well-qualified personnel.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of the New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed management fees charged by Janus Capital to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only or primarily portfolio management services). The Trustees noted that Janus Capital would perform significant additional services for the New Fund relative to those other clients, including administration services, oversight of the Fund’s other service providers, trustee support, regulatory compliance

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Additional Information (unaudited)

and numerous other services, and that, in servicing the Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the advisory fee to be paid by the New Fund was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, to the extent applicable, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Fund increase. They also noted that the proposed annual advisory fee rate, which includes potential breakpoints as assets increase, provides the opportunity for shareholders to benefit from any economies of scale that may be present. The Trustees also noted that the New Fund is part of the Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Fund. They recognized that two affiliates of Janus Capital would separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital will benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the Fund will benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital They further concluded that the success of the New Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund. After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for the New Fund.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Adaptive Global Allocation Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Adaptive Global Allocation Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

72	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

74	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

76	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

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Janus Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

78	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Adaptive Global Allocation Fund	6/15-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Adaptive Global Allocation Fund	6/15-Present

President, Head of Investments for Janus Capital (since 2016) and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer Equities and Asset Allocation for Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

80	JUNE 30, 2016

Janus Adaptive Global Allocation Fund

Notes

NotesPage1

Janus Investment Fund	81

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3592				125-02-93059 08-16

ANNUAL REPORT June 30, 2016

Janus Diversified Alternatives Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Diversified Alternatives Fund

Janus Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT

We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.

John Fujiwara co-portfolio manager	Andrew B. Weisman co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended June 30, 2016, the Janus Diversified Alternatives Fund’s Class I Shares returned 0.82%, compared with a return of 6.00% for its primary benchmark, the Barclays U.S. Aggregate Bond Index, and 3.61% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February 2016. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants were met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the UK opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

The U.S. Treasury curve flattened during the period, as yields fell significantly across most tenors. The combination of Brexit concerns, slowing global growth and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. Both high-yield and investment-grade credit spreads widened through mid-February before tightening back to near where they began by the end of the period.

PERFORMANCE DISCUSSION

We invest in a portfolio of traditional and nontraditional investable risk-premium strategies derived from equity, fixed income, currency and commodity investments. By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, absolute returns with low correlation to stocks and bonds.

The Fund underperformed its benchmarks during the period. The currency momentum strategy, which aims to capture long-term movements in the U.S. dollar versus a basket of foreign currencies, was the leading detractor. The U.S. dollar experienced a volatile period, yet ultimately finished roughly flat, when measured by a basket of developed market currencies. This volatility weighed on the strategy’s performance. Also detrimental was the dollar’s spike in the aftermath of the Brexit vote as the strategy was short the currency at the time.

Three of the Fund’s equity strategies also weighed on returns. The equity size strategy, which is long small-cap stocks and short large-cap stocks, was negatively impacted by the underperformance of small-cap stocks during the two market corrections experienced during the period – one in August and a second during the winter. In each instance, small-cap stocks registered greater losses than those of other market caps. The equity emerging strategy, which looks to capture the potential return associated with holding equities in companies of lesser-developed economies, underperformed as the weakness in the commodities space during the majority of the period weighed on emerging market economies. The equity momentum strategy also underperformed as markets were volatile but generally directionless during the period. This strategy aims to capture directional momentum in equities through the quantitative analysis of equity index price movement.

The Fund’s commodity strategies were among the leading contributors during the period. The leading contributor to

Janus Investment Fund	1

Janus Diversified Alternatives Fund (unaudited)

returns was the commodity roll yield strategy, which seeks to generate returns by providing liquidity to the most “crowded” section of the commodity futures curve; it is typically short the most active front-month contract and long farther-dated tenors. The general weakness in commodities during the majority of the period benefited this strategy. The commodity value and commodity momentum strategies also aided performance. Given the weakness in crude oil prices during the period, these strategies benefited from their short crude oil positioning.

Another leading contributor was the credit strategy, which seeks to capture the potential systematic return associated with the default and duration risks of investing in bond markets. The Fund was long duration at a key juncture in the latter part of the period, and thus was able to capitalize on the dramatic shift in expectations for the timing of Fed rate hikes. During the final part of the period, these expectations were curtailed in light of a weak May employment report and lingering concerns about global growth.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The strong market moves near the end of the period impacted the positioning of the Fund’s models. For example, given the volatility in currency markets, the weighting to the currency-related strategies was decreased. Additionally, given the strength in crude oil and commodities during the quarter, the models increased the exposure to commodity value. The exposure to equity value was also increased due to the strategy’s exposure to crude oil. The exposure to rates momentum has also increased due to its recent low correlation to the other strategies in the Fund.

Thank you for investing in Janus Diversified Alternatives Fund.

2	JUNE 30, 2016

Janus Diversified Alternatives Fund (unaudited)

Fund At A Glance

June 30, 2016

Asset Allocation
Equity	34.0%
Commodity	22.2%
Cash & Cash Equivalents	20.0%
Fixed Income	18.9%
Currency	4.9%
100.0%

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

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Janus Diversified Alternatives Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016			per the October 28, 2015 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.42%	0.29%	1.61%	1.51%
Class A Shares at MOP	-5.37%	-1.39%
Class C Shares at NAV	-0.19%	-0.29%	2.36%	2.25%
Class C Shares at CDSC	-1.18%	-0.29%
Class D Shares(1)	0.62%	0.40%	1.73%	1.43%
Class I Shares	0.82%	0.51%	1.36%	1.26%
Class N Shares	0.72%	0.54%	1.37%	1.25%
Class S Shares	0.72%	0.20%	1.84%	1.75%
Class T Shares	0.72%	0.37%	1.60%	1.51%
Barclays U.S. Aggregate Bond Index	6.00%	2.71%
London Interbank Offered Rate (LIBOR) + 3%	3.61%	3.65%**
Morningstar Quartile - Class I Shares	1st	4th
Morningstar Ranking - based on total returns for Multialternative Funds	95/465	199/258

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

Janus Diversified Alternatives Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Consolidated Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective April 1, 2016, John Fujiwara and Andrew Weisman are Co-Portfolio Managers of the Fund.

* The Fund’s inception date – December 28, 2012

** The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Diversified Alternatives Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,050.80	$7.70	$1,000.00	$1,017.35	$7.57	1.51%
Class C Shares	$1,000.00	$1,047.40	$11.40	$1,000.00	$1,013.72	$11.22	2.24%
Class D Shares	$1,000.00	$1,051.70	$7.14	$1,000.00	$1,017.90	$7.02	1.40%
Class I Shares	$1,000.00	$1,052.60	$6.38	$1,000.00	$1,018.65	$6.27	1.25%
Class N Shares	$1,000.00	$1,052.60	$6.28	$1,000.00	$1,018.75	$6.17	1.23%
Class S Shares	$1,000.00	$1,051.00	$7.85	$1,000.00	$1,017.21	$7.72	1.54%
Class T Shares	$1,000.00	$1,051.80	$6.79	$1,000.00	$1,018.25	$6.67	1.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Investment Companies – 36.8%
Money Markets – 36.8%
Janus Cash Liquidity Fund LLC, 0.4506%(a),ºº,£ (cost $22,843,654)	22,843,654	$22,843,654
U.S. Government Agency Notes – 48.3%
United States Treasury Bill:
0%, 7/7/16†,◊	$10,000,000	9,999,900
0%, 8/4/16†,◊	10,000,000	9,997,970
0%, 9/8/16†,◊	10,000,000	9,996,809
Total U.S. Government Agency Notes (cost $29,993,274)		29,994,679
Total Investments (total cost $52,836,928) – 85.1%		52,838,333
Cash, Receivables and Other Assets, net of Liabilities – 14.9%		9,260,537
Net Assets – 100%		$62,098,870

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	7/8/16	(1,687,000)	$(1,257,666)	$4,017
Canadian Dollar	7/8/16	(1,508,000)	(1,167,378)	5,863
Euro	7/8/16	(792,000)	(878,908)	(1,396)
Japanese Yen	7/8/16	79,300,000	768,122	5,586
New Zealand Dollar	7/8/16	(1,268,000)	(904,938)	3,272
Swedish Krona	7/8/16	13,550,000	1,602,374	(2,798)
Swiss Franc	7/8/16	2,382,000	2,440,600	(7,709)
Total			$602,206	$6,835

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year U.S. Treasury Note	108	9/16	$256,568	$(6,755)
Coffee 'C'(a)	3	12/16	4,003	924
Copper(a)	23	12/16	71,519	5,227
Corn(a)	74	12/16	(74,474)	(40,560)
Euro-Bund	108	9/16	276,397	18,590
Gold(a)	10	10/16	77,421	(5,047)
Live Cattle(a)	28	10/16	23,226	6,859
S&P 500 E-mini	128	9/16	167,358	158,869
Silver(a)	14	12/16	125,959	12,969
Soybean(a)	51	3/17	165,342	68,660
Sugar #11 (World)(a)	121	5/17	88,268	(66,626)
U.S. Dollar Index	43	9/16	(21,543)	30,086
			$ 1,160,044	$ 183,196

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	7

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

June 30, 2016

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
Brent Crude(a)	25	9/16	$48,574	$36,815
Corn(a)	65	3/17	65,093	35,243
Cotton(a)	38	3/17	4,733	27,325
Wheat(a)	54	12/16	72,020	(748)
WTI Crude(a)	25	9/16	52,620	35,913
			243,040	134,548
Total			$1,403,084	$317,744

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	8/1/16	$15,900,000	$(27,477)
BNP Paribas(a)	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	8/1/16	40,600,000	-
BNP Paribas	S&P 500 Citigroup Pure Growth	1 month USD LIBOR minus 15 basis points	8/4/16	(14,900,000)	(4)
BNP Paribas	Russell 1000 Total Return Index	1 month USD LIBOR	8/4/16	(13,600,000)	(8)
BNP Paribas	1 month USD LIBOR minus 30 basis points	Russell 2000 Total Return Index	8/4/16	13,600,000	4
BNP Paribas	1 month USD LIBOR plus 25 basis points	S&P 500 Citigroup Pure Value	8/4/16	14,900,000	(5)
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR plus 25 basis points	8/4/16	(9,997,736)	50
Goldman Sachs International	1 month USD LIBOR plus 38 basis points	MSCI Daily Total Return Net Emerging Markets	8/4/16	10,000,011	319

Total					$(27,121)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money marker (or interbank market).
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $25,994,020.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	11,849,982	86,730,008	(75,736,336)	22,843,654	$—	$52,292	$22,843,654

Janus Investment Fund	9

Janus Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$ -	$ 22,843,654	$ -
U.S. Government Agency Notes	-	29,994,679	-
Total Investments in Securities	$ -	$ 52,838,333	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 18,738	$ -
Outstanding Swap Contracts, at Value	-	373	-
Variation Margin Receivable	437,480	-	-
Total Assets	$ 437,480	$ 52,857,444	$ -
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 11,903	$ -
Outstanding Swap Contracts, at Value	-	27,494	-
Variation Margin Payable	119,736	-	-
Total Liabilities	$ 119,736	$ 39,397	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

10	JUNE 30, 2016

Janus Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost	$52,836,928
Unaffiliated investments, at value	29,994,679
Affiliated investments, at value	22,843,654
Cash	39,614
Restricted cash (Note 1)	8,040,000
Forward currency contracts	18,738
Closed foreign currency contracts	184,209
Outstanding swap contracts, at value	373
Variation margin receivable	437,480
Non-interested Trustees' deferred compensation	1,126
Receivables:
Investments sold	1,045,141
Dividends and interest on swap contracts	19,301
Dividends from affiliates	5,257
Foreign tax reclaims	2,026
Fund shares sold	145
Other assets	91
Total Assets	62,631,834
Liabilities:
Forward currency contracts	11,903
Outstanding swap contracts, at value	27,494
Closed foreign currency contracts	94,681
Variation margin payable	119,736
Payables:	—
Fund shares repurchased	136,083
Advisory fees	44,751
Professional fees	42,067
Dividends and interest on swap contracts	26,423
12b-1 Distribution and shareholder servicing fees	2,268
Transfer agent fees and expenses	2,196
Non-interested Trustees' deferred compensation fees	1,126
Fund administration fees	482
Non-interested Trustees' fees and expenses	412
Custodian fees	38
Accrued expenses and other payables	23,304
Total Liabilities	532,964
Net Assets	$62,098,870

See Notes to Consolidated Financial Statements.

Janus Investment Fund	11

Janus Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$62,119,300
Undistributed net investment income/(loss)	786,597
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,191,411)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,384,384
Total Net Assets	$62,098,870
Net Assets - Class A Shares	$2,881,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	290,430
Net Asset Value Per Share(1)	$9.92
Maximum Offering Price Per Share(2)	$10.53
Net Assets - Class C Shares	$1,748,513
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,951
Net Asset Value Per Share(1)	$9.72
Net Assets - Class D Shares	$4,758,051
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	477,822
Net Asset Value Per Share	$9.96
Net Assets - Class I Shares	$2,383,468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	238,392
Net Asset Value Per Share	$10.00
Net Assets - Class N Shares	$47,367,375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,731,264
Net Asset Value Per Share	$10.01
Net Assets - Class S Shares	$1,381,096
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	139,655
Net Asset Value Per Share	$9.89
Net Assets - Class T Shares	$1,578,676
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	158,639
Net Asset Value Per Share	$9.95

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Consolidated Financial Statements.

12	JUNE 30, 2016

Janus Diversified Alternatives Fund

Consolidated Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends from affiliates	$52,292
Interest	15,988
Dividends	61
Total Investment Income	68,341
Expenses:
Advisory fees	759,473
12b-1Distribution and shareholder servicing fees:
Class A Shares	6,824
Class C Shares	16,852
Class S Shares	3,351
Transfer agent administrative fees and expenses:
Class D Shares	4,594
Class S Shares	3,351
Class T Shares	4,222
Transfer agent networking and omnibus fees:
Class A Shares	461
Class I Shares	291
Other transfer agent fees and expenses:
Class A Shares	298
Class C Shares	240
Class D Shares	1,733
Class I Shares	112
Class N Shares	802
Class S Shares	19
Class T Shares	51
Registration fees	90,830
Professional fees	60,365
Shareholder reports expense	51,877
Custodian fees	9,017
Fund administration fees	5,557
Non-interested Trustees’ fees and expenses	1,576
Other expenses	31,607
Total Expenses	1,053,503
Less: Excess Expense Reimbursement	(245,963)
Net Expenses	807,540
Net Investment Income/(Loss)	(739,199)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(65,406)
Futures contracts	(1,543,299)
Swap contracts	1,088,226
Total Net Realized Gain/(Loss) on Investments	(520,479)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,404
Futures contracts	1,566,538
Swap contracts	(15,763)
Total Change in Unrealized Net Appreciation/Depreciation	1,558,179
Net Increase/(Decrease) in Net Assets Resulting from Operations	$298,501

See Notes to Consolidated Financial Statements.

Janus Investment Fund	13

Janus Diversified Alternatives Fund

Consolidated Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$(739,199)	$(885,794)
Net realized gain/(loss) on investments	(520,479)	2,887,930
Change in unrealized net appreciation/depreciation	1,558,179	(490,788)
Net Increase/(Decrease) in Net Assets Resulting from Operations	298,501	1,511,348
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(27,536)	(12,896)
Class C Shares	(17,384)	(12,191)
Class D Shares	(32,440)	(22,821)
Class I Shares	(20,092)	(17,640)
Class N Shares	(480,219)	(426,554)
Class S Shares	(13,463)	(10,853)
Class T Shares	(15,000)	(12,073)
Net Decrease from Dividends and Distributions to Shareholders	(606,134)	(515,028)
Capital Share Transactions:
Class A Shares	152,790	(1,306,629)
Class C Shares	56,519	(1,809,083)
Class D Shares	1,681,902	(3,146,766)
Class I Shares	117,498	(3,497,903)
Class N Shares	(4,853,714)	(5,628,614)
Class S Shares	13,511	(2,149,547)
Class T Shares	(902,857)	(1,289,075)
Net Increase/(Decrease) from Capital Share Transactions	(3,734,351)	(18,827,617)
Net Increase/(Decrease) in Net Assets	(4,041,984)	(17,831,297)
Net Assets:
Beginning of period	66,140,854	83,972,151
End of period	$62,098,870	$66,140,854

Undistributed Net Investment Income/(Loss)	$786,597	$(307,352)

See Notes to Consolidated Financial Statements.

14	JUNE 30, 2016

Janus Diversified Alternatives Fund

Consolidated Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014		2013(1)
Net Asset Value, Beginning of Period	$9.98	$9.84	$9.82		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.14)(2)	(0.15)(2)	(0.13)(2)		(0.10)
Net realized and unrealized gain/(loss)	0.18	0.37	0.15		(0.08)
Total from Investment Operations	0.04	0.22	0.02		(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—
Distributions (from capital gains)	(0.10)	(0.08)	—		—
Total Dividends and Distributions	(0.10)	(0.08)	—		—
Net Asset Value, End of Period	$9.92	$9.98	$9.84		$9.82
Total Return*	0.42%	2.22%	0.20%		(1.80)%
Net Assets, End of Period (in thousands)	$2,882	$2,740	$4,055		$3,523
Average Net Assets for the Period (in thousands)	$2,730	$2,048	$3,752		$3,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	1.84%	1.70%		3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.52%	1.46%		1.52%
Ratio of Net Investment Income/(Loss)	(1.42)%	(1.51)%	(1.34)%		(1.36)%
Portfolio Turnover Rate	0%	0%	59%		38%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.84	$9.79	$9.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.21)(2)	(0.23)(2)	(0.15)(2)	(0.14)
Net realized and unrealized gain/(loss)	0.19	0.36	0.16	(0.08)
Total from Investment Operations	(0.02)	0.13	0.01	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.72	$9.84	$9.79	$9.78
Total Return*	(0.19)%	1.31%	0.10%	(2.20)%
Net Assets, End of Period (in thousands)	$1,749	$1,709	$3,516	$3,566
Average Net Assets for the Period (in thousands)	$1,685	$1,752	$3,551	$3,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.63%	2.59%	1.89%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.27%	2.26%	1.64%	2.27%
Ratio of Net Investment Income/(Loss)	(2.15)%	(2.26)%	(1.52)%	(2.11)%
Portfolio Turnover Rate	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	15

Janus Diversified Alternatives Fund

Consolidated Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.00	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(2)	(0.14)(2)	(0.13)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.19	0.37	0.16	(0.10)
Total from Investment Operations	0.06	0.23	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.96	$10.00	$9.85	$9.82
Total Return*	0.62%	2.32%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$4,758	$3,060	$6,170	$6,008
Average Net Assets for the Period (in thousands)	$3,829	$3,281	$5,964	$4,995
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.05%	1.96%	1.66%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.43%	1.41%	1.39%
Ratio of Net Investment Income/(Loss)	(1.30)%	(1.42)%	(1.28)%	(1.23)%
Portfolio Turnover Rate	0%	0%	59%	38%

Class I Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.02	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(2)	(0.13)(2)	(0.11)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.19	0.36	0.15	(0.09)
Total from Investment Operations	0.08	0.23	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.00	$10.02	$9.87	$9.83
Total Return*	0.82%	2.32%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$2,383	$2,265	$5,727	$6,464
Average Net Assets for the Period (in thousands)	$2,318	$2,586	$6,201	$5,751
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.59%	1.50%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.26%	1.25%	1.27%
Ratio of Net Investment Income/(Loss)	(1.16)%	(1.26)%	(1.13)%	(1.10)%
Portfolio Turnover Rate	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

16	JUNE 30, 2016

Janus Diversified Alternatives Fund

Consolidated Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.04	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(2)	(0.13)(2)	(0.11)(2)	(0.05)
Net realized and unrealized gain/(loss)	0.18	0.38	0.15	(0.12)
Total from Investment Operations	0.07	0.25	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.01	$10.04	$9.87	$9.83
Total Return*	0.72%	2.52%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$47,367	$52,478	$57,190	$57,935
Average Net Assets for the Period (in thousands)	$48,364	$54,416	$57,130	$30,839
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.60%	1.49%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	(1.14)%	(1.24)%	(1.13)%	(1.06)%
Portfolio Turnover Rate	0%	0%	59%	38%

Class S Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.92	$9.82	$9.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.12)(2)	(0.18)(2)	(0.14)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.19	0.36	0.15	(0.08)
Total from Investment Operations	0.07	0.18	0.01	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.89	$9.92	$9.82	$9.81
Total Return*	0.72%	1.82%	0.10%	(1.90)%
Net Assets, End of Period (in thousands)	$1,381	$1,371	$3,506	$3,502
Average Net Assets for the Period (in thousands)	$1,340	$1,578	$3,492	$3,548
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.12%	2.07%	1.95%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.75%	1.58%	1.76%
Ratio of Net Investment Income/(Loss)	(1.22)%	(1.74)%	(1.46)%	(1.60)%
Portfolio Turnover Rate	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	17

Janus Diversified Alternatives Fund

Consolidated Financial Highlights

Class T Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.98	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(2)	(0.15)(2)	(0.13)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.17	0.36	0.16	(0.07)
Total from Investment Operations	0.07	0.21	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.95	$9.98	$9.85	$9.82
Total Return*	0.72%	2.12%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$1,579	$2,517	$3,809	$3,772
Average Net Assets for the Period (in thousands)	$1,689	$2,162	$3,773	$4,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.87%	1.83%	1.75%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.51%	1.40%	1.51%
Ratio of Net Investment Income/(Loss)	(1.08)%	(1.50)%	(1.28)%	(1.36)%
Portfolio Turnover Rate	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

18	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. Effective December 28, 2015, the Fund's classification changed from nondiversified to diversified under the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Janus Investment Fund	19

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of June 30, 2016, the Fund owns 1,053,889 shares of the Subsidiary, with a market value of $13,652,867. This represents 22% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

As of June 30, 2016, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$ 13,652,867
Market value of investments	6,902,654
Net income/(loss)	18,963
Net realized gain/(loss)	2,022,297
Net change in unrealized appreciation/depreciation	986,677

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which,

20	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2 below.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Investment Fund	21

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of June 30, 2016, the Fund has restricted cash in the amount of $8,040,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

22	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Janus Investment Fund	23

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year ended June 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $1,802,885 and $2,290,074, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure

24	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Consolidated Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the year ended June 30, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $29,783,775 and $10,639,201, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the

Janus Investment Fund	25

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Consolidated Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Consolidated Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the year, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the year, the Fund entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the year ended June 30, 2016, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $58,018 and $8,219, respectively.

26	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2016

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward currency contracts	$-	$-	$18,738	$-	$-	$18,738
Outstanding swap contracts, at value	-	-	-	373	-	373
Variation margin receivable	229,935	-	30,086	158,869	18,590	437,480

Total Asset Derivatives	$229,935	$-	$48,824	$159,242	$18,590	$456,591

Liability Derivatives:
Forward currency contracts	$-	$-	$11,903	$-	$-	$11,903
Outstanding swap contracts, at value	-	27,477	-	17	-	27,494
Variation margin payable	112,981	-	-	-	6,755	119,736

Total Liability Derivatives	$112,981	$27,477	$11,903	$17	$6,755	$159,133

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Consolidated Statement of Operations for the year ended June 30, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$362,583	$-	$(1,108,789)	$(561,480)	$(235,613)	$(1,543,299)
Investments and foreign currency transactions	-	-	(64,357)	-	-	(64,357)
Swap contracts	1,659,710	1,166,887	-	(1,738,371)	-	1,088,226

Total	$2,022,293	$1,166,887	$(1,173,146)	$(2,299,851)	$(235,613)	$(519,430)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$728,627	$-	$(16,210)	$311,509	$542,612	$1,566,538
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	6,024	-	-	6,024
Swap contracts	8	(15,707)	-	(64)	-	(15,763)

Total	$728,635	$(15,707)	$(10,186)	$311,445	$542,612	$1,556,799

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Investment Fund	27

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

28	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2016” table located in Note 2 of these Notes to Consolidated Financial Statements and/or the Fund’s Consolidated Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$4	$(4)	$—	$—
Goldman Sachs International	369	—	(369)	—
HSBC Securities (USA), Inc.	18,738	(11,903)	—	6,835

Total	$19,111	$(11,907)	$(369)	$6,835
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$27,477	$—	$—	$27,477
BNP Paribas	17	(4)	(13)	—
HSBC Securities (USA), Inc.	11,903	(11,903)	—	—

Total	$39,397	$(11,907)	$(13)	$27,477
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	29

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary's contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Over $1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.25% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Consolidated Statement of Operations.

30	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital could have recovered from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, fell below the expense limit. During the year ended June 30, 2016, Janus Capital reimbursed the Fund $140,972 of fees and expenses that were eligible for recoupment. The recoupment of such reimbursements expired December 28, 2015.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary's transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder

Janus Investment Fund	31

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Consolidated Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Consolidated Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Consolidated Schedule of Investments and Other Information.

32	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $282.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2016.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	37%	2%
Class C Shares	77	2
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	74
Class S Shares	100	2
Class T Shares	78	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 1,805,193	$ -	$ (1,533,695)	$ -	$ -	$ 696,238	$ (988,166)

Janus Investment Fund	33

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$ (968,111)	$ (565,584)	$ (1,533,695)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 53,826,499	$ 1,646	$ (989,812)	$ (988,166)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 37,292	$ 568,842	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,471	$ 483,557	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,908)	$ 1,833,148	$ (1,831,240)

34	JUNE 30, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	26,339	$ 256,424	128,832	$ 1,316,620
Reinvested dividends and distributions	2,902	27,536	1,288	12,896
Shares repurchased	(13,491)	(131,170)	(267,553)	(2,636,145)
Net Increase/(Decrease)	15,750	$ 152,790	(137,433)	$(1,306,629)
Class C Shares:
Shares sold	19,883	$ 190,060	35,809	$ 356,953
Reinvested dividends and distributions	1,863	17,384	1,229	12,191
Shares repurchased	(15,465)	(150,925)	(222,703)	(2,178,227)
Net Increase/(Decrease)	6,281	$ 56,519	(185,665)	$(1,809,083)
Class D Shares:
Shares sold	376,129	$ 3,665,064	117,411	$ 1,184,339
Reinvested dividends and distributions	3,381	32,185	2,258	22,645
Shares repurchased	(207,729)	(2,015,347)	(439,899)	(4,353,750)
Net Increase/(Decrease)	171,781	$ 1,681,902	(320,230)	$(3,146,766)
Class I Shares:
Shares sold	106,810	$ 1,044,128	1,285	$ 13,028
Reinvested dividends and distributions	2,104	20,092	1,755	17,640
Shares repurchased	(96,470)	(946,722)	(357,143)	(3,528,571)
Net Increase/(Decrease)	12,444	$ 117,498	(354,103)	$(3,497,903)
Class N Shares:
Shares sold	164,210	$ 1,601,677	371,068	$ 3,740,748
Reinvested dividends and distributions	50,232	480,219	42,401	426,554
Shares repurchased	(711,924)	(6,935,610)	(976,804)	(9,795,916)
Net Increase/(Decrease)	(497,482)	$(4,853,714)	(563,335)	$(5,628,614)
Class S Shares:
Shares sold	-	$ 48	-	$ -
Reinvested dividends and distributions	1,424	13,463	1,088	10,853
Shares repurchased	-	-	(220,000)	(2,160,400)
Net Increase/(Decrease)	1,424	$ 13,511	(218,912)	$(2,149,547)
Class T Shares:
Shares sold	25,467	$ 245,031	119,429	$ 1,217,260
Reinvested dividends and distributions	1,570	14,927	1,200	12,014
Shares repurchased	(120,675)	(1,162,815)	(255,212)	(2,518,349)
Net Increase/(Decrease)	(93,638)	$ (902,857)	(134,583)	$(1,289,075)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ -	$ -	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

Janus Investment Fund	35

Janus Diversified Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Diversified Alternatives Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Diversified Alternatives Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

36	JUNE 30, 2016

Janus Diversified Alternatives Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	37

Janus Diversified Alternatives Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

38	JUNE 30, 2016

Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

40	JUNE 30, 2016

Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Diversified Alternatives Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

42	JUNE 30, 2016

Janus Diversified Alternatives Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	43

Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Janus Diversified Alternatives Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Diversified Alternatives Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$568,842

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

Janus Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

58	JUNE 30, 2016

Janus Diversified Alternatives Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	59

Janus Diversified Alternatives Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John S. Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Portfolio Manager for other Janus accounts. Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).
Andrew B. Weisman 151 Detroit Street Denver, CO 80206 DOB: 1959	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present

Chief Investment Officer Liquid Alternatives Group and Senior Vice President of Janus Capital; Director of the Janus Global Diversified Risk Premia Master Fund Ltd; and Portfolio Manager for other Janus accounts. Formerly, Chief Executive Officer of WR Managed Accounts LLC (2008-2012).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

60	JUNE 30, 2016

Janus Diversified Alternatives Fund

Trustees and Officers (unaudited)

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3593				125-02-93018 08-16

ANNUAL REPORT June 30, 2016

Janus Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Flexible Bond Fund

Janus Flexible Bond Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive bottom-up view drives decision making at a macro level, enabling us to make informed risk and sector allocation decisions.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2016, Janus Flexible Bond Fund’s Class T Shares returned 4.10% compared with 6.00% for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

A steady stream of volatility flooded fixed income markets over the 12 months ending June 30, 2016. A slowdown in China’s growth prospects weighed on investor sentiment in the latter half of 2015, and into the new year. This contributed, in part, to the U.S. Federal Reserve’s (Fed) delay in raising rates at its September meeting, although an initial increase ultimately occurred in December. Continued lethargy from China brought on weakness in commodity-related sectors and fears of recession in early 2016. Risk assets lost ground, and crude oil prices dipped to multi-year lows as investors flocked to safe-haven assets, such as Treasurys. In a sharp reversal, risk assets rallied and crude prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. In June, however, market participants met with two surprises. First, June’s probable interest rate hike by the Fed was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the UK opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected result, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 10-year note fell to 1.47%, from 2.35%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark. Weighing most on relative performance was our corporate credit positioning. Underperformance in investment-grade corporate credit was largely driven by our yield curve positioning. Our out-of-index allocation to high-yield corporate credit also weighed on relative results. In both segments, our security selection, which we consider to be more defensive in nature, did not keep up with the lower quality rally in the latter half of the period. Spread carry – a measure of excess income generated by our corporate credit holdings – was additive on a relative basis.

On a credit sector basis, our allocations to midstream and independent energy were among the largest detractors from relative performance. Early in the period, crude oil prices came under renewed pressure, which acutely affected energy companies that heavily utilized leverage to expand operations in recent years. Later in the period, as oil prices strengthened, security selection in energy-related sectors weighed on results; we seek quality companies with best-in-class assets and management teams committed to balance sheet strength that we believe can prosper in varying crude oil price environments.

Underperformance in technology was largely a function of security selection, including our exposure to Seagate Technology. The company has been negatively impacted by the decline in hard disk year-over-year demand. We invested in the hard disk manufacturer in 2014 due to its conservative balance sheet philosophy and leading position in an industry that had undergone consolidation. These factors contributed to the credit crossing over from high-yield to investment-grade as a rising star. Fundamental headwinds within the industry resulted in our reduction of the position.

Janus Investment Fund	1

Janus Flexible Bond Fund (unaudited)

Contributing on a relative basis were metals and mining, building materials, and brokerage, asset managers and exchanges. Our underweight allocation in metals and mining early in the period aided performance during the decline in commodity prices, and our addition of issuers with a quality asset base and strong fundamentals in the latter half of the period proved beneficial.

On an individual issuer basis, banking and payment technology company Fidelity National Information Services aided performance. After completing extensive research with our equity team, we are constructive on the company’s market leading position within the financial technology industry. We like its defensive business model, recurring earnings and strong free cash flow. Management’s intent to pay down debt following the 2015 acquisition of SunGard resulted in positive sentiment toward the issuer during the period.

On an asset class basis, our Treasurys positioning detracted from relative performance, due in part to our yield curve positioning. Our out-of-index exposure to preferreds, including bank hybrids, as well as our positioning in government related securities contributed to relative results.

OUTLOOK

We believe the UK’s unexpected decision to split from the EU will have lasting effects on the markets and that unknowns surrounding the outlook for the UK will present challenges in the near future. Longer term, the outlook for the EU hangs in the balance as other member countries will likely be emboldened to stand up to the confines of Brussels.

The surprise decision also blurs the landscape for U.S. investors. U.S. dollar safe-haven status will likely drive the value of the dollar higher for a sustained period, making U.S. growth more difficult. Additionally, the U.S. employment picture has moderated in the last three months to a point that further economic strength must be questioned. The Fed, in our view, will have a difficult time raising rates for the balance of 2016; even 2017 looks unlikely in the face of current challenges.

Despite low rates and stalled growth, domestic opportunities continue to look more favorable than those abroad. U.S. yields may be low, but they are comparatively higher than many developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. This dynamic has resulted in strong global demand for U.S investment grade credit; however, we believe that caution in credit is warranted. Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets, 2015’s record M&A activity and multiple large leveraged buyout announcements this year suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

Across the quality spectrum, our focus remains on higher quality issuers with balance sheet liquidity, strong free-cash-flow generation potential and a commitment to deleveraging. We foresee range bound spreads in the latter half of 2016. Volatility will likely remain elevated, and break-evens are tight, making security avoidance, in our opinion, all the more important in the months to come.

We intend to keep duration in line with, to opportunistically positioned versus the benchmark. Our Treasury positioning is concentrated further out on the curve to hedge our credit exposure while in corporate credit we continue to favor shorter- to intermediate-term issuance in which we believe we have a clearer insight on the issuers’ fundamentals and ability to pay down debt. Our defensive posture remains intact, as we seek to deliver on our central tenets of capital preservation and strong risk-adjusted returns.

Thank you for your investment in Janus Flexible Bond Fund.

2	JUNE 30, 2016

Janus Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.91%	1.91%
Class A Shares MOP	1.82%	1.82%
Class C Shares**	1.22%	1.22%
Class D Shares	2.12%	2.12%
Class I Shares	2.17%	2.17%
Class N Shares	2.28%	2.28%
Class R Shares	1.54%	1.54%
Class S Shares	1.79%	1.79%
Class T Shares	2.04%	2.04%
Weighted Average Maturity		8.8 Years
Average Effective Duration***		5.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.1%
AA	52.3%
A	5.9%
BBB	31.3%
BB	5.9%
B	1.1%
Not Rated	1.6%
Other	1.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	37.5%
U.S. Treasury Notes/Bonds	28.4%
Mortgage-Backed Securities	23.1%
Asset-Backed/Commercial Mortgage-Backed Securities	6.3%
Bank Loans and Mezzanine Loans	2.1%
Investment Companies	1.4%
Preferred Stocks	1.2%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	3.97%	3.95%	5.99%	6.91%	0.79%
Class A Shares at MOP	-0.95%	2.93%	5.48%	6.73%
Class C Shares at NAV	3.27%	3.15%	5.24%	6.22%	1.53%
Class C Shares at CDSC	2.27%	3.15%	5.24%	6.22%
Class D Shares(1)	4.28%	4.14%	6.13%	6.96%	0.60%
Class I Shares	4.22%	4.17%	6.06%	6.94%	0.57%
Class N Shares	4.35%	4.02%	6.06%	6.94%	0.44%
Class R Shares	3.57%	3.53%	5.56%	6.51%	1.19%
Class S Shares	3.83%	3.76%	5.81%	6.77%	0.94%
Class T Shares	4.10%	4.02%	6.06%	6.94%	0.69%
Barclays U.S. Aggregate Bond Index	6.00%	3.76%	5.13%	6.66%**
Morningstar Quartile - Class T Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	782/1,090	309/1,003	69/871	23/199
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2016

Janus Flexible Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Michael Keough, Mayur Saigal, Gibson Smith and Darrell Watters are Co-Portfolio Managers of the Fund.

Effective April 1, 2016, Michael Keough, Mayur Saigal and Darrell Watters are Co-Portfolio Managers of the Fund.

* The Fund’s inception date – July 7, 1987

** The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,044.70	$4.12	$1,000.00	$1,020.84	$4.07	0.81%
Class C Shares	$1,000.00	$1,040.10	$7.61	$1,000.00	$1,017.40	$7.52	1.50%
Class D Shares	$1,000.00	$1,045.80	$3.05	$1,000.00	$1,021.88	$3.02	0.60%
Class I Shares	$1,000.00	$1,046.00	$2.85	$1,000.00	$1,022.08	$2.82	0.56%
Class N Shares	$1,000.00	$1,045.60	$2.24	$1,000.00	$1,022.68	$2.21	0.44%
Class R Shares	$1,000.00	$1,042.70	$6.04	$1,000.00	$1,018.95	$5.97	1.19%
Class S Shares	$1,000.00	$1,043.00	$4.72	$1,000.00	$1,020.24	$4.67	0.93%
Class T Shares	$1,000.00	$1,044.30	$3.46	$1,000.00	$1,021.48	$3.42	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.3%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$15,113,000	$15,515,432
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	5,866,000	5,915,840
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	5,694,000	5,792,035
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,473,000	10,595,253
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,175,000	10,436,925
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	37,354,000	38,017,956
Aventura Mall Trust 2013-AVM, 3.8674%, 12/5/32 (144A)‡	11,230,000	11,262,362
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	14,007,725	13,964,078
Banc of America Commercial Mortgage Trust 2007-3, 5.7231%, 6/10/49‡	7,842,868	7,882,482
CGBAM Commercial Mortgage Trust 2014-HD, 3.4421%, 2/15/31 (144A)‡	4,713,000	4,434,676
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	22,301,105	22,318,808
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	4,015,536	3,985,297
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	10,054,389	10,192,338
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	5,634,150	5,828,261
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	14,787,000	14,066,734
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	9,866,890	10,155,003
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,645,080	28,082,433
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6533%, 3/25/25‡	17,208,000	17,278,694
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	17,533,013	16,258,421
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	6,947,842	6,915,832
GS Mortgage Securities Corp. II, 3.5495%, 12/10/27 (144A)‡	15,982,000	15,296,462
GS Mortgage Securities Corp. Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	7,303,000	7,259,679
Hilton USA Trust 2013-HLT, 4.6017%, 11/5/30 (144A)‡	4,794,000	4,824,115
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	11,371,971	11,453,682
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	10,795,000	10,864,711
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.2421%, 1/15/32 (144A)‡	8,049,000	7,993,455
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3921%, 1/15/32 (144A)‡	8,729,000	8,603,093
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.1921%, 7/15/36 (144A)‡	4,308,000	4,305,308
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.9421%, 7/15/36 (144A)‡	14,538,000	14,410,652
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	9,585,000	9,227,738
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	3,269,480	3,236,877
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	8,868,007	8,916,678
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	5,460,176	5,538,376
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4490%, 9/15/45‡	8,047,564	8,050,168
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	7,083,000	7,115,974
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,914,000	17,104,012
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,333,000	11,648,592
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,739,000	10,900,625
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,769,000	18,342,146
Starwood Retail Property Trust 2014-STAR, 2.9421%, 11/15/27 (144A)‡	5,056,000	4,938,137
Starwood Retail Property Trust 2014-STAR, 3.6921%, 11/15/27 (144A)‡	16,854,884	15,932,726
Starwood Retail Property Trust 2014-STAR, 4.5921%, 11/15/27 (144A)‡	8,265,000	7,700,361
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	19,953,000	20,196,427
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	15,753,104	16,025,357
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	27,137,082	27,197,402
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1474%, 2/15/51‡	17,656,731	17,510,763
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1407%, 5/15/46‡	7,458,597	7,384,068
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1921%, 1/15/27 (144A)‡	4,913,000	4,670,440
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.6921%, 2/15/27 (144A)‡	6,809,000	6,465,726
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.6921%, 2/15/27 (144A)‡	2,009,000	1,925,689
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	30,648,400	30,816,966
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $608,308,786)		604,755,265

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – 2.1%
Communications – 1.0%
Charter Communications Operating LLC, 3.0000%, 7/1/20‡	$9,006,787	$8,933,652
Charter Communications Operating LLC, 3.0000%, 1/3/21‡	11,175,198	11,102,559
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	26,105,078	26,105,215
Level 3 Financing, Inc., 3.5000%, 5/31/22‡	18,635,000	18,551,143
Nielsen Finance LLC, 0%, 4/15/21(a),‡	2,518,000	2,521,148
T-Mobile USA, Inc., 3.5000%, 11/9/22‡	18,553,619	18,603,011
Tribune Media Co., 3.7500%, 12/27/20‡	9,400,774	9,365,521
		95,182,249
Consumer Cyclical – 0.5%
Aramark Services, Inc., 3.2500%, 9/7/19‡	13,724,291	13,724,291
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	18,735,000	18,735,000
KFC Holding Co., 0%, 6/16/23(a),‡	2,307,000	2,307,000
PTL Acquisition, Inc., 0%, 5/13/21(a),‡	9,350,000	9,342,240
		44,108,531
Consumer Non-Cyclical – 0.4%
DaVita HealthCare Partners, Inc., 3.5000%, 6/24/21‡	7,435,033	7,444,327
HCA, Inc., 3.3811%, 5/1/18‡	18,685,672	18,689,974
IMS Health, Inc., 3.5000%, 3/17/21‡	14,119,988	13,978,788
		40,113,089
Technology – 0.2%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	22,001,858	22,012,198
Total Bank Loans and Mezzanine Loans (cost $201,932,951)		201,416,067
Corporate Bonds – 37.5%
Asset-Backed Securities – 0.2%
American Tower Trust I, 1.5510%, 3/15/18 (144A)†	21,638,000	21,683,827
Banking – 5.4%
Ally Financial, Inc., 3.2500%, 11/5/18	10,851,000	10,837,436
Ally Financial, Inc., 8.0000%, 12/31/18	4,187,000	4,574,298
American Express Co., 6.8000%, 9/1/66‡	14,647,000	14,628,691
American Express Credit Corp., 2.2500%, 5/5/21	20,442,000	20,804,641
Bank of America Corp., 5.7500%, 8/15/16	8,411,000	8,450,952
Bank of America Corp., 5.4200%, 3/15/17	5,660,000	5,819,023
Bank of America Corp., 5.7000%, 5/2/17	10,043,000	10,396,283
Bank of America Corp., 4.4500%, 3/3/26	31,916,000	33,382,093
Bank of America Corp., 8.0000%µ	11,595,000	11,522,531
Bank of America Corp., 6.3000%µ	13,159,000	13,981,438
Citigroup, Inc., 4.4500%, 9/29/27	17,881,000	18,419,415
Citizens Financial Group, Inc., 4.3000%, 12/3/25	24,790,000	26,092,739
Discover Financial Services, 3.9500%, 11/6/24	18,535,000	18,997,170
Discover Financial Services, 3.7500%, 3/4/25	15,690,000	15,806,624
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,591,000	33,621,958
Goldman Sachs Group, Inc., 5.6250%, 1/15/17†	7,752,000	7,922,862
Goldman Sachs Group, Inc., 3.7500%, 2/25/26	22,895,000	24,097,010
JPMorgan Chase & Co., 4.2500%, 10/1/27	27,048,000	28,617,677
JPMorgan Chase Capital XXI, 1.5866%, 2/2/37‡	2,128,000	1,622,600
Morgan Stanley, 5.5500%, 4/27/17	7,495,000	7,755,759
Morgan Stanley, 2.4500%, 2/1/19	24,225,000	24,679,824
Morgan Stanley, 4.8750%, 11/1/22	7,898,000	8,648,752
Morgan Stanley, 3.9500%, 4/23/27	16,774,000	16,963,546
Morgan Stanley, 5.5500%µ	19,611,000	19,426,657
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	12,215,000	12,489,386
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	18,325,000	18,741,674
Santander UK PLC, 5.0000%, 11/7/23 (144A)	26,834,000	27,545,074
SVB Financial Group, 5.3750%, 9/15/20	16,783,000	18,734,628
Synchrony Financial, 2.6000%, 1/15/19	835,000	844,137
Synchrony Financial, 3.0000%, 8/15/19	21,675,000	22,036,257
UBS AG, 4.7500%, 5/22/23‡	10,322,000	10,528,440
Wells Fargo & Co., 3.0000%, 4/22/26	7,427,000	7,570,720

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Wells Fargo & Co., 5.8750%µ	$12,602,000	$13,436,883
		518,997,178
Basic Industry – 1.7%
Albemarle Corp., 4.1500%, 12/1/24	13,562,000	14,201,001
Albemarle Corp., 5.4500%, 12/1/44	17,434,000	18,588,061
Alcoa, Inc., 5.1250%, 10/1/24	47,227,000	47,108,933
Ashland, Inc., 3.8750%, 4/15/18	11,380,000	11,607,600
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,297,000	33,984,421
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	17,003,000	18,185,899
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	17,178,000	17,561,671
		161,237,586
Brokerage – 3.3%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	10,604,000	11,052,284
Charles Schwab Corp., 3.0000%, 3/10/25	11,710,000	12,226,809
Charles Schwab Corp., 7.0000%µ	16,759,000	19,084,311
E*TRADE Financial Corp., 5.3750%, 11/15/22	21,376,000	22,551,680
E*TRADE Financial Corp., 4.6250%, 9/15/23	28,446,000	28,801,575
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	19,317,000	20,940,864
Lazard Group LLC, 6.8500%, 6/15/17	469,000	490,460
Lazard Group LLC, 4.2500%, 11/14/20	20,190,000	21,490,418
Lazard Group LLC, 3.7500%, 2/13/25	5,174,000	5,143,380
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	24,705,000	25,785,844
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	23,900,000	21,125,951
Raymond James Financial, Inc., 5.6250%, 4/1/24	47,403,000	54,205,520
Scottrade Financial Services, Inc., 6.1250%, 7/11/21 (144A)†,§	6,703,000	7,211,912
Stifel Financial Corp., 4.2500%, 7/18/24	14,479,000	14,849,793
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	18,039,000	18,795,105
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	34,909,000	37,395,603
		321,151,509
Capital Goods – 1.7%
Ball Corp., 4.3750%, 12/15/20	11,205,000	11,786,259
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,231,000	12,231,000
FLIR Systems, Inc., 3.7500%, 9/1/16	17,929,000	18,009,412
General Electric Co., 5.0000%µ	21,485,000	22,795,585
Hanson, Ltd., 6.1250%, 8/15/16	12,392,000	12,407,490
Harris Corp., 4.2500%, 10/1/16	13,293,000	13,373,569
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	9,516,000	10,135,787
Masco Corp., 3.5000%, 4/1/21	11,487,000	11,720,186
Owens Corning, 4.2000%, 12/1/24	7,876,000	8,241,281
Vulcan Materials Co., 7.0000%, 6/15/18	13,193,000	14,446,335
Vulcan Materials Co., 7.5000%, 6/15/21	7,113,000	8,544,847
Vulcan Materials Co., 4.5000%, 4/1/25	20,163,000	21,524,003
		165,215,754
Communications – 2.7%
American Tower Corp., 3.3000%, 2/15/21	21,278,000	22,197,252
American Tower Corp., 3.4500%, 9/15/21	1,848,000	1,923,513
American Tower Corp., 3.5000%, 1/31/23	3,278,000	3,391,927
American Tower Corp., 4.4000%, 2/15/26	11,633,000	12,629,925
American Tower Corp., 3.3750%, 10/15/26	31,138,000	31,299,980
BellSouth LLC, 4.4000%, 4/26/17 (144A)	51,769,000	53,063,225
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	16,221,000	16,829,288
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.4640%, 7/23/22 (144A)	19,925,000	21,414,115
Crown Castle International Corp., 4.8750%, 4/15/22	27,654,000	30,369,623
Crown Castle International Corp., 5.2500%, 1/15/23	14,615,000	16,398,907
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	11,972,000	11,992,866
Time Warner Cable, Inc., 5.8500%, 5/1/17	14,284,000	14,786,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
UBM PLC, 5.7500%, 11/3/20 (144A)	$18,184,000	$19,676,397
		255,973,458
Consumer Cyclical – 3.7%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	22,868,000	23,039,510
Brinker International, Inc., 3.8750%, 5/15/23	34,788,000	35,298,410
CVS Health Corp., 2.8000%, 7/20/20	34,788,000	36,223,701
CVS Health Corp., 4.7500%, 12/1/22	8,835,000	10,091,452
CVS Health Corp., 5.0000%, 12/1/24	11,201,000	13,109,628
DR Horton, Inc., 4.7500%, 5/15/17	7,010,000	7,154,532
DR Horton, Inc., 3.7500%, 3/1/19	12,331,000	12,515,965
DR Horton, Inc., 4.0000%, 2/15/20	2,939,000	3,027,170
General Motors Co., 4.8750%, 10/2/23	44,092,000	46,937,742
General Motors Financial Co., Inc., 3.1000%, 1/15/19	18,457,000	18,854,914
General Motors Financial Co., Inc., 3.7000%, 5/9/23	9,342,000	9,390,532
Hanesbrands, Inc., 4.6250%, 5/15/24 (144A)	27,348,000	27,416,370
Macy's Retail Holdings, Inc., 5.9000%, 12/1/16	4,954,000	5,056,013
MDC Holdings, Inc., 5.5000%, 1/15/24	14,038,000	13,897,620
Priceline Group, Inc., 3.6000%, 6/1/26	32,453,000	33,517,458
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	5,886,000	5,966,933
Toll Brothers Finance Corp., 4.0000%, 12/31/18	6,030,000	6,250,095
Toll Brothers Finance Corp., 5.8750%, 2/15/22	4,902,000	5,274,552
Toll Brothers Finance Corp., 4.3750%, 4/15/23	3,356,000	3,305,660
Walgreens Boots Alliance, Inc., 2.6000%, 6/1/21	5,676,000	5,781,891
Walgreens Boots Alliance, Inc., 3.1000%, 6/1/23	3,601,000	3,667,673
Walgreens Boots Alliance, Inc., 3.4500%, 6/1/26	14,652,000	15,040,864
Walgreens Boots Alliance, Inc., 4.6500%, 6/1/46	2,517,000	2,684,436
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	4,611,000	4,708,984
ZF North America Capital, Inc., 4.5000%, 4/29/22 (144A)	6,207,000	6,292,346
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	4,943,000	5,007,852
		359,512,303
Consumer Non-Cyclical – 4.9%
AbbVie, Inc., 3.2000%, 5/14/26	30,251,000	30,643,598
Actavis Funding SCS, 3.0000%, 3/12/20	27,318,000	28,173,846
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	13,316,000	13,808,892
Anheuser-Busch InBev Finance, Inc., 3.3000%, 2/1/23	35,437,000	37,338,904
Anheuser-Busch InBev Finance, Inc., 3.6500%, 2/1/26	21,366,000	22,888,242
Aramark Services, Inc., 5.1250%, 1/15/24 (144A)	3,049,000	3,109,980
Becton Dickinson and Co., 1.8000%, 12/15/17	18,045,000	18,192,518
Express Scripts Holding Co., 4.5000%, 2/25/26	29,821,000	32,762,663
Express Scripts Holding Co., 3.4000%, 3/1/27	18,552,000	18,528,402
Express Scripts Holding Co., 4.8000%, 7/15/46	11,252,000	11,236,990
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	9,026,000	9,894,753
HCA, Inc., 3.7500%, 3/15/19	8,849,000	9,158,715
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	13,580,000	14,102,029
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	11,637,000	12,359,204
Kraft Heinz Foods Co., 3.0000%, 6/1/26 (144A)	14,659,000	14,778,881
Life Technologies Corp., 6.0000%, 3/1/20	14,846,000	16,754,216
Molson Coors Brewing Co., 3.0000%, 7/15/26	18,550,000	18,531,710
Molson Coors Brewing Co., 4.2000%, 7/15/46	7,385,000	7,416,578
Newell Brands, Inc., 3.1500%, 4/1/21	6,059,000	6,312,157
Newell Brands, Inc., 3.8500%, 4/1/23	5,195,000	5,510,175
Newell Brands, Inc., 5.0000%, 11/15/23 (144A)	9,407,000	9,877,576
Newell Brands, Inc., 4.2000%, 4/1/26	35,612,000	38,605,224
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	3,079,000	3,109,790
Sysco Corp., 2.5000%, 7/15/21	4,657,000	4,758,835
Sysco Corp., 3.3000%, 7/15/26	11,552,000	11,984,888
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	10,041,000	10,417,467
Universal Health Services, Inc., 4.7500%, 8/1/22 (144A)	11,106,000	11,296,135
Universal Health Services, Inc., 5.0000%, 6/1/26 (144A)	10,852,000	10,879,130

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Wm Wrigley Jr Co., 2.4000%, 10/21/18 (144A)	$25,046,000	$25,543,088
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	14,448,000	15,410,367
		473,384,953
Electric – 1.0%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	8,374,000	8,750,830
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	16,494,000	18,365,723
Southern Co., 2.3500%, 7/1/21	28,322,000	28,884,305
Southern Co., 2.9500%, 7/1/23	15,105,000	15,657,828
Southern Co., 3.2500%, 7/1/26	28,344,000	29,441,565
		101,100,251
Energy – 3.3%
Anadarko Petroleum Corp., 6.3750%, 9/15/17	699,000	735,731
Anadarko Petroleum Corp., 4.8500%, 3/15/21	3,050,000	3,234,873
Anadarko Petroleum Corp., 5.5500%, 3/15/26	11,125,000	12,285,115
Anadarko Petroleum Corp., 6.6000%, 3/15/46	8,347,000	10,079,044
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	4,146,000	4,265,202
Canadian Natural Resources, Ltd., 5.9000%, 2/1/18	7,362,000	7,777,732
Cenovus Energy, Inc., 5.7000%, 10/15/19	460,000	486,547
Cimarex Energy Co., 5.8750%, 5/1/22	15,417,000	16,149,678
Cimarex Energy Co., 4.3750%, 6/1/24	5,172,000	5,408,588
ConocoPhillips Co., 4.2000%, 3/15/21	14,234,000	15,411,735
ConocoPhillips Co., 4.9500%, 3/15/26	25,575,000	29,000,055
Devon Energy Corp., 2.2500%, 12/15/18	25,296,000	25,117,613
Devon Energy Corp., 6.3000%, 1/15/19	5,711,000	6,186,983
Energy Transfer Partners LP, 4.1500%, 10/1/20	9,161,000	9,297,966
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	34,175,000	36,464,452
Hess Corp., 8.1250%, 2/15/19	5,659,000	6,306,441
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,546,000	9,050,188
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,839,000	10,013,268
Kinder Morgan Energy Partners LP, 4.1500%, 2/1/24	3,693,000	3,711,956
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	7,519,000	7,583,588
Kinder Morgan, Inc., 6.5000%, 9/15/20	986,000	1,086,663
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,883,000	8,608,741
Oceaneering International, Inc., 4.6500%, 11/15/24	21,751,000	21,031,020
Phillips 66 Partners LP, 3.6050%, 2/15/25	5,878,000	5,776,105
Spectra Energy Partners LP, 4.7500%, 3/15/24	22,324,000	24,535,036
Western Gas Partners LP, 5.3750%, 6/1/21	35,086,000	36,992,679
		316,596,999
Finance Companies – 1.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	6,910,000	7,163,943
CIT Group, Inc., 5.0000%, 5/15/17	5,242,000	5,327,183
CIT Group, Inc., 4.2500%, 8/15/17	47,877,000	48,762,725
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	12,061,000	12,618,821
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	18,268,000	18,359,340
International Lease Finance Corp., 8.7500%, 3/15/17	8,870,000	9,260,280
		101,492,292
Financial – 1.0%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	25,715,000	26,848,286
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	25,625,000	24,984,375
LeasePlan Corp. NV, 2.5000%, 5/16/18 (144A)	44,198,000	44,215,326
		96,047,987
Industrial – 0.1%
Cintas Corp. No 2, 4.3000%, 6/1/21	6,935,000	7,665,942
Insurance – 1.4%
Aetna, Inc., 2.4000%, 6/15/21	12,987,000	13,250,402
Aetna, Inc., 2.8000%, 6/15/23	9,395,000	9,597,030
Aetna, Inc., 3.2000%, 6/15/26	22,396,000	23,041,542
Berkshire Hathaway, Inc., 3.1250%, 3/15/26	9,760,000	10,233,789

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – (continued)
CNO Financial Group, Inc., 4.5000%, 5/30/20	$5,201,000	$5,383,035
CNO Financial Group, Inc., 5.2500%, 5/30/25	16,569,000	17,066,070
Primerica, Inc., 4.7500%, 7/15/22	36,337,000	39,998,898
Voya Financial, Inc., 5.6500%, 5/15/53‡	13,881,000	13,082,843
		131,653,609
Owned No Guarantee – 0.1%
Korea National Oil Corp., 4.0000%, 10/27/16 (144A)	11,043,000	11,157,129
Real Estate Investment Trusts (REITs) – 1.4%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	5,156,000	5,201,192
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	25,898,000	28,016,456
Alexandria Real Estate Equities, Inc., 4.5000%, 7/30/29	11,803,000	12,268,581
Goodman Funding Pty, Ltd., 6.3750%, 4/15/21 (144A)	23,937,000	27,979,050
Post Apartment Homes LP, 4.7500%, 10/15/17	11,546,000	11,919,259
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,351,000	5,883,071
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,257,000	7,086,459
SL Green Realty Corp., 5.0000%, 8/15/18	11,548,000	12,111,277
SL Green Realty Corp., 7.7500%, 3/15/20	20,545,000	24,018,050
		134,483,395
Technology – 4.0%
Cadence Design Systems, Inc., 4.3750%, 10/15/24	34,225,000	35,363,392
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	10,676,000	11,285,813
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	3,616,000	3,767,630
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	13,636,000	15,102,334
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	32,386,000	36,765,494
Seagate HDD Cayman, 4.7500%, 1/1/25	38,874,000	30,759,053
Seagate HDD Cayman, 4.8750%, 6/1/27	17,234,000	12,516,193
Seagate HDD Cayman, 5.7500%, 12/1/34	10,225,000	7,183,063
Total System Services, Inc., 3.8000%, 4/1/21	11,300,000	11,964,146
Total System Services, Inc., 4.8000%, 4/1/26	31,409,000	34,059,417
Trimble Navigation, Ltd., 4.7500%, 12/1/24	40,075,000	41,776,464
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	56,310,000	56,462,825
Verisk Analytics, Inc., 4.8750%, 1/15/19	10,576,000	11,276,332
Verisk Analytics, Inc., 5.8000%, 5/1/21	34,047,000	39,050,309
Verisk Analytics, Inc., 4.1250%, 9/12/22	13,175,000	14,028,687
Verisk Analytics, Inc., 5.5000%, 6/15/45	21,100,000	21,698,333
		383,059,485
Transportation – 0.6%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.3750%, 3/15/18 (144A)	22,197,000	22,739,894
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 6/15/19 (144A)	9,234,000	9,334,604
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.8750%, 7/11/22 (144A)	1,465,000	1,597,638
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	10,183,000	10,662,619
Southwest Airlines Co., 5.1250%, 3/1/17	10,907,000	11,203,561
		55,538,316
Total Corporate Bonds (cost $3,500,122,412)		3,615,951,973
Mortgage-Backed Securities – 23.1%
Fannie Mae Pool:
6.0000%, 8/1/22	5,362,257	5,834,746
5.5000%, 1/1/25	1,837,235	1,977,913
4.0000%, 3/1/29	8,522,878	9,120,966
4.0000%, 6/1/29	3,130,807	3,342,867
4.0000%, 7/1/29	8,570,112	9,130,867
4.0000%, 9/1/29	8,901,262	9,457,867
5.0000%, 9/1/29	7,168,757	7,957,558
3.5000%, 10/1/29	40,789,098	43,266,188
5.0000%, 1/1/30	2,876,835	3,192,721
4.0000%, 4/1/34	9,632,042	10,471,579
6.0000%, 10/1/35	6,704,583	7,720,142
6.0000%, 12/1/35	5,444,357	6,275,692
6.0000%, 2/1/37	2,609,189	3,053,786

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
6.0000%, 9/1/37	$5,875,042	$6,478,696
6.0000%, 10/1/38	6,095,507	6,962,548
7.0000%, 2/1/39	2,290,235	2,815,778
5.5000%, 12/1/39	10,871,034	12,281,915
5.5000%, 3/1/40	7,808,672	8,967,270
5.5000%, 4/1/40	17,861,845	20,193,546
4.5000%, 10/1/40	1,860,156	2,039,481
5.0000%, 10/1/40	2,359,900	2,668,135
5.5000%, 2/1/41	4,595,776	5,291,629
5.0000%, 5/1/41	3,757,514	4,187,138
5.5000%, 5/1/41	5,674,013	6,414,930
5.5000%, 6/1/41	12,122,976	13,895,508
5.5000%, 6/1/41	4,879,741	5,512,958
5.5000%, 7/1/41	20,290,550	22,940,054
4.5000%, 8/1/41	8,925,144	9,784,500
5.0000%, 10/1/41	4,541,181	5,062,907
5.5000%, 12/1/41	10,474,887	11,853,827
5.5000%, 2/1/42	51,359,891	58,015,396
4.0000%, 6/1/42	13,495,648	14,638,833
3.5000%, 7/1/42	26,024,868	27,860,757
4.0000%, 7/1/42	8,296,322	8,993,979
4.0000%, 8/1/42	5,842,895	6,335,856
4.0000%, 9/1/42	7,698,415	8,350,149
4.0000%, 9/1/42	6,989,154	7,578,367
4.0000%, 11/1/42	8,692,626	9,424,554
4.5000%, 11/1/42	5,979,720	6,620,605
4.0000%, 12/1/42	3,469,760	3,796,930
3.5000%, 1/1/43	17,043,898	18,166,789
3.5000%, 2/1/43	35,330,348	37,647,309
3.5000%, 2/1/43	860,746	917,448
4.5000%, 2/1/43	35,903,973	39,361,067
3.5000%, 3/1/43	18,430,469	19,646,405
4.5000%, 3/1/43	12,879,942	14,431,218
4.0000%, 5/1/43	18,593,571	20,162,884
4.0000%, 7/1/43	25,177,214	27,308,923
4.0000%, 8/1/43	22,261,746	24,142,581
4.0000%, 9/1/43	6,598,095	7,148,484
3.5000%, 1/1/44	25,976,220	27,932,957
3.5000%, 1/1/44	10,213,411	10,964,267
4.0000%, 2/1/44	13,418,110	14,555,916
3.5000%, 4/1/44	12,418,098	13,290,886
3.5000%, 5/1/44	41,775,325	44,834,390
4.5000%, 5/1/44	64,708,641	72,591,575
5.5000%, 5/1/44	11,442,594	12,924,110
4.0000%, 6/1/44	21,136,685	22,926,646
4.0000%, 7/1/44	38,548,172	42,350,015
5.0000%, 7/1/44	15,255,117	17,321,288
4.0000%, 8/1/44	21,176,078	23,266,802
4.0000%, 8/1/44	8,086,870	8,886,052
4.5000%, 8/1/44	28,687,574	32,196,393
4.5000%, 10/1/44	22,035,552	24,772,202
4.5000%, 10/1/44	11,882,145	13,310,054
3.5000%, 2/1/45	31,334,604	33,402,512
4.5000%, 3/1/45	21,393,327	23,973,795
4.0000%, 5/1/45	10,681,569	11,750,167
4.5000%, 5/1/45	22,391,382	25,182,754
4.5000%, 5/1/45	4,494,240	5,054,498
4.5000%, 6/1/45	10,172,495	11,362,344
4.0000%, 9/1/45	65,804,054	71,874,200

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 10/1/45	$33,762,246	$36,919,790
4.5000%, 10/1/45	40,779,607	45,863,397
4.5000%, 10/1/45	21,660,838	24,280,345
3.5000%, 12/1/45	10,242,148	10,964,986
4.0000%, 12/1/45	14,176,430	15,606,966
3.5000%, 1/1/46	28,231,482	30,229,810
3.5000%, 1/1/46	23,589,259	25,268,173
4.5000%, 2/1/46	31,703,090	35,644,293
4.5000%, 2/1/46	13,287,024	14,914,581
4.0000%, 4/1/46	17,950,435	19,793,488
4.5000%, 4/1/46	17,262,136	19,542,931
4.0000%, 5/1/46	22,108,259	24,299,069
		1,496,753,898
Freddie Mac Gold Pool:
5.0000%, 6/1/20	2,228,432	2,342,252
5.5000%, 12/1/28	4,430,560	4,931,663
3.5000%, 7/1/29	7,740,902	8,208,752
3.5000%, 9/1/29	6,689,977	7,095,826
5.5000%, 10/1/36	4,753,232	5,401,759
5.5000%, 4/1/40	9,510,177	10,593,044
6.0000%, 4/1/40	712,051	836,603
5.5000%, 5/1/41	7,447,054	8,304,129
5.5000%, 8/1/41	16,347,607	18,864,750
5.5000%, 8/1/41	14,455,851	16,512,296
5.0000%, 3/1/42	11,394,627	12,822,688
3.5000%, 2/1/44	13,294,002	14,163,961
4.5000%, 5/1/44	11,904,777	13,222,556
4.0000%, 8/1/44	3,536,058	3,873,567
4.5000%, 9/1/44	42,151,929	47,354,296
4.5000%, 6/1/45	19,824,042	22,294,111
4.5000%, 2/1/46	19,714,449	22,171,009
4.5000%, 2/1/46	12,738,744	14,269,763
		233,263,025
Ginnie Mae I Pool:
4.0000%, 8/15/24	4,090,339	4,367,159
5.1000%, 1/15/32	9,365,777	10,859,066
7.5000%, 8/15/33	9,500,491	11,423,838
4.9000%, 10/15/34	10,690,419	12,402,350
5.5000%, 9/15/35	2,718,114	3,163,592
5.5000%, 3/15/36	3,867,572	4,428,397
5.5000%, 2/15/39	7,120,346	8,196,145
5.5000%, 6/15/39	17,975,363	20,594,851
5.5000%, 8/15/39	10,831,844	12,679,185
5.5000%, 8/15/39	7,151,279	8,373,335
5.0000%, 9/15/39	13,193,306	14,739,734
5.0000%, 9/15/39	5,800,959	6,511,957
5.0000%, 10/15/39	3,771,072	4,246,780
5.0000%, 11/15/39	6,874,142	7,699,250
5.0000%, 1/15/40	2,134,967	2,392,103
5.0000%, 5/15/40	8,385,350	9,452,088
5.0000%, 5/15/40	2,380,044	2,694,870
5.0000%, 5/15/40	736,558	835,264
5.0000%, 7/15/40	7,172,109	8,031,405
5.0000%, 7/15/40	2,186,087	2,447,506
4.5000%, 9/15/40	7,409,985	8,253,613
5.0000%, 2/15/41	6,985,307	7,851,512
5.0000%, 4/15/41	2,269,176	2,536,408
4.5000%, 5/15/41	14,749,833	16,929,157
4.5000%, 5/15/41	8,568,207	9,548,715

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2016

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 5/15/41	$2,586,913	$2,928,115
4.5000%, 7/15/41	6,853,832	7,934,942
4.5000%, 7/15/41	2,050,145	2,295,961
4.5000%, 8/15/41	17,229,116	19,358,896
5.0000%, 9/15/41	4,022,111	4,642,543
5.0000%, 11/15/43	15,382,782	17,595,713
4.5000%, 5/15/44	9,170,529	10,240,254
5.0000%, 6/15/44	11,592,281	13,188,298
5.0000%, 6/15/44	6,783,999	7,709,422
5.0000%, 7/15/44	5,806,624	6,593,144
4.0000%, 1/15/45	44,760,416	48,597,280
4.0000%, 4/15/45	9,108,310	9,969,018
		351,711,866
Ginnie Mae II Pool:
6.0000%, 11/20/34	3,727,051	4,390,953
5.5000%, 3/20/35	15,990,227	18,001,056
5.5000%, 3/20/36	4,043,155	4,509,630
5.5000%, 11/20/37	4,586,664	5,219,708
6.0000%, 1/20/39	1,666,756	1,902,367
7.0000%, 5/20/39	832,604	1,025,232
5.0000%, 6/20/41	8,807,107	9,630,890
6.0000%, 12/20/41	3,124,418	3,612,219
5.5000%, 1/20/42	5,333,721	5,938,444
6.0000%, 1/20/42	2,008,270	2,310,341
6.0000%, 2/20/42	2,873,033	3,307,224
6.0000%, 3/20/42	1,868,807	2,159,097
6.0000%, 4/20/42	7,724,666	8,938,703
3.5000%, 5/20/42	5,245,946	5,620,236
5.5000%, 5/20/42	6,067,309	6,733,322
6.0000%, 5/20/42	5,053,608	5,772,953
5.5000%, 7/20/42	9,634,600	10,606,387
6.0000%, 7/20/42	2,156,378	2,492,470
6.0000%, 8/20/42	2,204,410	2,546,289
6.0000%, 9/20/42	2,530,483	2,925,677
6.0000%, 11/20/42	2,083,722	2,402,420
6.0000%, 2/20/43	2,590,150	3,002,944
5.0000%, 12/20/44	8,229,268	9,369,835
5.0000%, 9/20/45	4,693,715	5,337,434
4.0000%, 10/20/45	17,140,587	18,601,428
		146,357,259
Total Mortgage-Backed Securities (cost $2,190,305,210)		2,228,086,048
U.S. Treasury Notes/Bonds – 28.4%
1.0000%, 9/15/18	9,505,000	9,582,228
1.1250%, 1/15/19	59,070,000	59,732,234
0.7500%, 2/15/19	60,366,000	60,483,895
0.8750%, 4/15/19	29,800,000	29,942,027
0.8750%, 6/15/19	69,937,000	70,283,957
1.6250%, 7/31/19	66,100,600	67,884,787
1.7500%, 9/30/19	68,070,800	70,200,667
1.5000%, 10/31/19	96,079,900	98,316,736
1.5000%, 11/30/19	189,048,700	193,449,943
1.3750%, 9/30/20	15,553,000	15,835,505
1.7500%, 12/31/20	160,406,000	165,926,212
1.3750%, 1/31/21	140,279,000	142,761,237
1.1250%, 2/28/21†	268,461,000	270,342,644
1.2500%, 3/31/21	151,024,000	152,782,070
1.1250%, 6/30/21	152,239,000	152,994,258
2.1250%, 9/30/21	58,006,900	61,129,295
1.3750%, 6/30/23	13,815,000	13,888,385

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Flexible Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
2.2500%, 11/15/24	$32,898,100	$35,093,028
2.0000%, 8/15/25	31,836,000	33,282,310
2.2500%, 11/15/25	167,204,000	178,385,768
1.6250%, 2/15/26	18,653,000	18,862,846
1.6250%, 5/15/26	178,894,000	181,081,337
3.7500%, 11/15/43	11,264,100	14,861,572
3.6250%, 2/15/44	81,850,400	105,535,860
3.3750%, 5/15/44	1,286,700	1,585,808
3.1250%, 8/15/44	105,656,800	124,369,570
3.0000%, 11/15/44	28,758,500	33,065,546
2.5000%, 2/15/45	12,742,000	13,266,117
3.0000%, 5/15/45	135,928,000	156,237,546
2.8750%, 8/15/45	54,727,000	61,452,456
3.0000%, 11/15/45	20,291,000	23,331,485
2.5000%, 2/15/46	25,879,000	26,947,518
2.5000%, 5/15/46	93,772,000	97,716,988
Total U.S. Treasury Notes/Bonds (cost $2,611,392,179)		2,740,611,835
Preferred Stocks – 1.2%
Capital Markets – 0.2%
Morgan Stanley, 6.8750%	695,917	20,000,655
Commercial Banks – 0.5%
Citigroup Capital XIII, 7.0084%	1,308,003	34,099,638
Wells Fargo & Co., 6.6250%	364,946	10,860,793
		44,960,431
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	925,726	24,476,195
Household Products – 0.2%
Morgan Stanley, 7.1250%	675,568	20,044,103
Industrial Conglomerates – 0%
General Electric Co., 4.7000%	85,678	2,271,324
Total Preferred Stocks (cost $103,193,915)		111,752,708
Investment Companies – 1.4%
Money Markets – 1.4%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $136,206,796)	136,206,796	136,206,796
Total Investments (total cost $9,351,462,249) – 100.0%		9,638,780,692
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(4,235,475)
Net Assets – 100%		$9,634,545,217

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$9,221,049,526	95.7%
United Kingdom	84,328,868	0.9
Belgium	74,036,038	0.8
Taiwan	56,462,825	0.6
Netherlands	51,379,269	0.5
Germany	44,278,358	0.4
Canada	35,568,991	0.4
Australia	27,979,050	0.3
Singapore	22,012,198	0.2
South Korea	11,157,129	0.1
Switzerland	10,528,440	0.1

Total	$9,638,780,692	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2016

Janus Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $1,090,682,489, which represents 11.3% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $61,738,150.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	117,464,144	4,832,820,778	(4,814,078,126)	136,206,796	$—	$465,916	$136,206,796

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$16,009,482	$16,258,421	0.1%
Scottrade Financial Services, Inc., 6.1250%, 7/11/21	5/3/16	7,131,907	7,211,912	0.1
Total		$23,141,389	$23,470,333	0.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

Janus Investment Fund	17

Janus Flexible Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 604,755,265	$ -
Bank Loans and Mezzanine Loans	-	201,416,067	-
Corporate Bonds	-	3,615,951,973	-
Mortgage-Backed Securities	-	2,228,086,048	-
U.S. Treasury Notes/Bonds	-	2,740,611,835	-
Preferred Stocks	-	111,752,708	-
Investment Companies	-	136,206,796	-
Total Assets	$ -	$ 9,638,780,692	$ -

18	JUNE 30, 2016

Janus Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the statement.

Assets:
Investments, at cost	$9,351,462,249
Unaffiliated investments, at value	9,502,573,896
Affiliated investments, at value	136,206,796
Cash	36,876,579
Non-interested Trustees' deferred compensation	173,910
Receivables:
Investments sold	298,266,718
Interest	56,443,709
Fund shares sold	18,655,536
Dividends	599,866
Dividends from affiliates	80,065
Other assets	19,568
Total Assets	10,049,896,643
Liabilities:
Payables:	—
Investments purchased	388,279,284
Fund shares repurchased	19,321,551
Advisory fees	3,131,779
Dividends	2,165,896
Transfer agent fees and expenses	1,043,815
12b-1 Distribution and shareholder servicing fees	488,591
Non-interested Trustees' deferred compensation fees	173,910
Fund administration fees	73,796
Non-interested Trustees' fees and expenses	61,936
Professional fees	55,329
Custodian fees	88
Accrued expenses and other payables	555,451
Total Liabilities	415,351,426
Net Assets	$9,634,545,217

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,526,400,408
Undistributed net investment income/(loss)	(256,401)
Undistributed net realized gain/(loss) from investments	(178,942,227)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	287,343,437
Total Net Assets	$9,634,545,217
Net Assets - Class A Shares	$720,359,783
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,788,111
Net Asset Value Per Share(1)	$10.63
Maximum Offering Price Per Share(2)	$11.16
Net Assets - Class C Shares	$379,168,377
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,677,240
Net Asset Value Per Share(1)	$10.63
Net Assets - Class D Shares	$671,895,286
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	63,227,066
Net Asset Value Per Share	$10.63
Net Assets - Class I Shares	$5,552,671,025
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	522,515,833
Net Asset Value Per Share	$10.63
Net Assets - Class N Shares	$613,839,756
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,787,292
Net Asset Value Per Share	$10.62
Net Assets - Class R Shares	$49,254,984
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,634,353
Net Asset Value Per Share	$10.63
Net Assets - Class S Shares	$72,406,366
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,812,401
Net Asset Value Per Share	$10.63
Net Assets - Class T Shares	$1,574,949,640
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	148,238,139
Net Asset Value Per Share	$10.62

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

20	JUNE 30, 2016

Janus Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$268,141,553
Dividends	7,486,534
Dividends from affiliates	465,916
Other income	1,067,755
Total Investment Income	277,161,758
Expenses:
Advisory fees	37,351,667
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,819,257
Class C Shares	3,443,688
Class R Shares	205,493
Class S Shares	179,014
Transfer agent administrative fees and expenses:
Class D Shares	772,899
Class R Shares	102,917
Class S Shares	179,014
Class T Shares	3,708,652
Transfer agent networking and omnibus fees:
Class A Shares	786,755
Class C Shares	265,568
Class I Shares	6,156,071
Other transfer agent fees and expenses:
Class A Shares	63,770
Class C Shares	42,403
Class D Shares	143,579
Class I Shares	213,590
Class N Shares	6,607
Class R Shares	1,638
Class S Shares	1,089
Class T Shares	13,070
Shareholder reports expense	1,080,867
Fund administration fees	831,115
Registration fees	326,913
Non-interested Trustees’ fees and expenses	238,993
Professional fees	137,614
Custodian fees	42,845
Other expenses	1,125,264
Total Expenses	59,240,352
Less: Excess Expense Reimbursement	(156,607)
Net Expenses	59,083,745
Net Investment Income/(Loss)	218,078,013
Net Realized Gain/(Loss) on Investments:
Investments(1)	(69,454,405)
Total Net Realized Gain/(Loss) on Investments	(69,454,405)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	233,976,837
Total Change in Unrealized Net Appreciation/Depreciation	233,976,837
Net Increase/(Decrease) in Net Assets Resulting from Operations	$382,600,445

(1) Includes $301,550 of realized gains and losses resulting from a redemption-in-kind during the year ended June 30, 2016.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$218,078,013	$204,744,685
Net realized gain/(loss) on investments	(69,454,405)	9,714,681
Change in unrealized net appreciation/depreciation	233,976,837	(127,950,645)
Net Increase/(Decrease) in Net Assets Resulting from Operations	382,600,445	86,508,721
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(17,998,053)	(17,037,689)
Class C Shares	(6,428,300)	(5,910,704)
Class D Shares	(17,270,564)	(17,951,976)
Class I Shares	(145,433,828)	(136,154,934)
Class N Shares	(16,828,353)	(13,196,421)
Class R Shares	(862,483)	(601,884)
Class S Shares	(1,680,718)	(2,278,817)
Class T Shares	(38,612,137)	(34,013,166)
Net Decrease from Dividends and Distributions to Shareholders	(245,114,436)	(227,145,591)
Capital Share Transactions:
Class A Shares	(75,568,554)	130,828,735
Class C Shares	24,630,783	50,051,149
Class D Shares	18,921,120	(8,681,141)
Class I Shares	(496,774,650)	2,567,934,904
Class N Shares	(33,131,137)	419,998,172
Class R Shares	14,500,989	11,363,687
Class S Shares	2,657,910	(46,034,806)
Class T Shares	142,112,682	295,202,236
Net Increase/(Decrease) from Capital Share Transactions	(402,650,857)	3,420,662,936
Net Increase/(Decrease) in Net Assets	(265,164,848)	3,280,026,066
Net Assets:
Beginning of period	9,899,710,065	6,619,683,999
End of period	$9,634,545,217	$9,899,710,065

Undistributed Net Investment Income/(Loss)	$(256,401)	$33,387

See Notes to Financial Statements.

22	JUNE 30, 2016

Janus Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50		$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.24(1)	0.25(1)		0.30	0.35
Net realized and unrealized gain/(loss)	0.18	(0.13)	0.31		(0.14)	0.46
Total from Investment Operations	0.41	0.11	0.56		0.16	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.27)	(0.30)		(0.30)	(0.35)
Distributions (from capital gains)	—	—	(0.12)		(0.21)	(0.15)
Total Dividends and Distributions	(0.26)	(0.27)	(0.42)		(0.51)	(0.50)
Net Asset Value, End of Period	$10.63	$10.48	$10.64		$10.50	$10.85
Total Return*	3.97%	1.02%	5.47%		1.45%	7.97%
Net Assets, End of Period (in thousands)	$720,360	$785,362	$666,272		$719,932	$697,880
Average Net Assets for the Period (in thousands)	$728,366	$678,538	$649,984		$786,291	$539,788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.79%	0.80%		0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.79%	0.79%		0.75%	0.77%
Ratio of Net Investment Income/(Loss)	2.18%	2.25%	2.38%		2.09%	3.06%
Portfolio Turnover Rate	99%	124%	118%		118%	126%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.16(1)	0.17(1)	0.21	0.27
Net realized and unrealized gain/(loss)	0.18	(0.13)	0.31	(0.14)	0.46
Total from Investment Operations	0.34	0.03	0.48	0.07	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.19)	(0.22)	(0.21)	(0.27)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.19)	(0.19)	(0.34)	(0.42)	(0.42)
Net Asset Value, End of Period	$10.63	$10.48	$10.64	$10.50	$10.85
Total Return*	3.27%	0.28%	4.68%	0.65%	7.14%
Net Assets, End of Period (in thousands)	$379,168	$349,070	$304,253	$432,713	$425,830
Average Net Assets for the Period (in thousands)	$358,131	$332,035	$341,462	$470,325	$336,150
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%	1.53%	1.58%	1.55%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.49%	1.53%	1.56%	1.55%	1.55%
Ratio of Net Investment Income/(Loss)	1.50%	1.52%	1.60%	1.30%	2.29%
Portfolio Turnover Rate	99%	124%	118%	118%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.47	$10.64	$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.26(1)	0.27(1)	0.32	0.37
Net realized and unrealized gain/(loss)	0.19	(0.14)	0.31	(0.14)	0.46
Total from Investment Operations	0.44	0.12	0.58	0.18	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.29)	(0.32)	(0.32)	(0.37)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.28)	(0.29)	(0.44)	(0.53)	(0.52)
Net Asset Value, End of Period	$10.63	$10.47	$10.64	$10.50	$10.85
Total Return*	4.28%	1.12%	5.67%	1.61%	8.17%
Net Assets, End of Period (in thousands)	$671,895	$643,371	$662,074	$750,690	$802,674
Average Net Assets for the Period (in thousands)	$644,053	$658,439	$677,831	$825,062	$747,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.60%	0.61%	0.60%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.61%	0.60%	0.59%
Ratio of Net Investment Income/(Loss)	2.39%	2.46%	2.57%	2.25%	3.28%
Portfolio Turnover Rate	99%	124%	118%	118%	126%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.26(1)	0.27(1)	0.32	0.38
Net realized and unrealized gain/(loss)	0.18	(0.13)	0.31	(0.14)	0.46
Total from Investment Operations	0.43	0.13	0.58	0.18	0.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.29)	(0.32)	(0.32)	(0.38)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.28)	(0.29)	(0.44)	(0.53)	(0.53)
Net Asset Value, End of Period	$10.63	$10.48	$10.64	$10.50	$10.85
Total Return*	4.22%	1.24%	5.69%	1.66%	8.21%
Net Assets, End of Period (in thousands)	$5,552,671	$5,971,814	$3,486,670	$2,918,160	$1,691,809
Average Net Assets for the Period (in thousands)	$5,344,122	$5,007,807	$3,017,072	$2,181,783	$1,567,379
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.57%	0.62%	0.56%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.57%	0.59%	0.55%	0.55%
Ratio of Net Investment Income/(Loss)	2.43%	2.46%	2.59%	2.28%	3.29%
Portfolio Turnover Rate	99%	124%	118%	118%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2016

Janus Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$10.47	$10.63	$10.50	$10.85	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(2)	0.27(2)	0.29(2)	0.39	0.05
Net realized and unrealized gain/(loss)	0.18	(0.12)	0.30	(0.19)	0.01
Total from Investment Operations	0.45	0.15	0.59	0.20	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.31)	(0.34)	(0.34)	(0.03)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	—
Total Dividends and Distributions	(0.30)	(0.31)	(0.46)	(0.55)	(0.03)
Net Asset Value, End of Period	$10.62	$10.47	$10.63	$10.50	$10.85
Total Return*	4.35%	1.37%	5.74%	1.77%	0.57%
Net Assets, End of Period (in thousands)	$613,840	$638,030	$225,650	$64,760	$253,638
Average Net Assets for the Period (in thousands)	$592,601	$467,431	$161,478	$210,599	$196,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.44%	0.45%	0.44%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.44%	0.45%	0.44%	0.46%
Ratio of Net Investment Income/(Loss)	2.55%	2.57%	2.78%	2.45%	2.78%
Portfolio Turnover Rate	99%	124%	118%	118%	126%

Class R Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.19(2)	0.20(2)	0.26	0.31
Net realized and unrealized gain/(loss)	0.18	(0.12)	0.32	(0.14)	0.46
Total from Investment Operations	0.37	0.07	0.52	0.12	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.23)	(0.26)	(0.26)	(0.31)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.22)	(0.23)	(0.38)	(0.47)	(0.46)
Net Asset Value, End of Period	$10.63	$10.48	$10.64	$10.50	$10.85
Total Return*	3.57%	0.61%	5.05%	1.02%	7.54%
Net Assets, End of Period (in thousands)	$49,255	$33,915	$23,049	$30,080	$26,212
Average Net Assets for the Period (in thousands)	$41,127	$28,705	$24,473	$29,460	$13,660
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.19%	1.20%	1.17%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.19%	1.20%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	1.81%	1.84%	1.95%	1.67%	2.63%
Portfolio Turnover Rate	99%	124%	118%	118%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50	$10.85	$10.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.23(1)	0.23(1)	0.28	0.34
Net realized and unrealized gain/(loss)	0.18	(0.14)	0.32	(0.14)	0.45
Total from Investment Operations	0.39	0.09	0.55	0.14	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.25)	(0.29)	(0.28)	(0.34)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.24)	(0.25)	(0.41)	(0.49)	(0.49)
Net Asset Value, End of Period	$10.63	$10.48	$10.64	$10.50	$10.85
Total Return*	3.83%	0.87%	5.31%	1.26%	7.69%
Net Assets, End of Period (in thousands)	$72,406	$68,701	$116,274	$75,202	$74,154
Average Net Assets for the Period (in thousands)	$71,575	$92,884	$83,118	$78,304	$66,641
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.94%	0.95%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.95%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	2.06%	2.18%	2.23%	1.91%	2.92%
Portfolio Turnover Rate	99%	124%	118%	118%	126%

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.47	$10.63	$10.49	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.25(1)	0.26(1)	0.31	0.36
Net realized and unrealized gain/(loss)	0.18	(0.13)	0.31	(0.15)	0.46
Total from Investment Operations	0.42	0.12	0.57	0.16	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.28)	(0.31)	(0.31)	(0.36)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.27)	(0.28)	(0.43)	(0.52)	(0.51)
Net Asset Value, End of Period	$10.62	$10.47	$10.63	$10.49	$10.85
Total Return*	4.10%	1.12%	5.58%	1.42%	8.06%
Net Assets, End of Period (in thousands)	$1,574,950	$1,409,448	$1,135,441	$1,165,892	$1,286,847
Average Net Assets for the Period (in thousands)	$1,482,943	$1,300,050	$1,096,557	$1,333,891	$1,033,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.70%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	2.31%	2.35%	2.49%	2.16%	3.14%
Portfolio Turnover Rate	99%	124%	118%	118%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	JUNE 30, 2016

Janus Flexible Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

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the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

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There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

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Notes to Financial Statements

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

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• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses,

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Notes to Financial Statements

and extraordinary expenses, exceed the annual rate of 0.51% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their

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Notes to Financial Statements

customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $46,248.

34	JUNE 30, 2016

Janus Flexible Bond Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class A Shares paid CDSCs of $12,806 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $56,421.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $76,522,226 in purchases and $51,023,767 in sales, resulting in a net realized loss of $951,659. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ (82,492)	$ -	$(166,945,463)	$ -	$ -	$ (148,916)	$275,321,680

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$(119,723,103)	$(47,222,360)	$ (166,945,463)

Janus Investment Fund	35

Janus Flexible Bond Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,363,459,012	$308,926,282	$(33,604,602)	$ 275,321,680

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 245,114,436	$ -	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 227,145,591	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 180,536	$ 26,746,635	$ (26,927,171)

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	30,862,286	$ 321,927,299	35,563,453	$ 377,091,185
Reinvested dividends and distributions	1,475,150	15,413,036	1,440,030	15,271,924
Shares repurchased	(39,523,827)	(412,908,889)	(24,667,674)	(261,534,374)
Net Increase/(Decrease)	(7,186,391)	$ (75,568,554)	12,335,809	$ 130,828,735
Class C Shares:
Shares sold	10,319,755	$ 107,717,629	11,841,617	$ 125,574,139
Reinvested dividends and distributions	468,859	4,899,441	416,282	4,414,787
Shares repurchased	(8,432,912)	(87,986,287)	(7,538,417)	(79,937,777)
Net Increase/(Decrease)	2,355,702	$ 24,630,783	4,719,482	$ 50,051,149

36	JUNE 30, 2016

Janus Flexible Bond Fund

Notes to Financial Statements

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class D Shares:
Shares sold	9,871,691	$ 102,999,979	7,377,173	$ 78,235,629
Reinvested dividends and distributions	1,549,840	16,193,555	1,580,720	16,764,097
Shares repurchased	(9,615,442)	(100,272,414)	(9,782,719)	(103,680,867)
Net Increase/(Decrease)	1,806,089	$ 18,921,120	(824,826)	$ (8,681,141)
Class I Shares:
Shares sold	224,904,326	$2,348,690,668	324,484,860	$3,439,715,749
Reinvested dividends and distributions	12,346,103	128,991,269	11,812,407	125,290,218
Shares repurchased	(284,830,994)	(2,974,456,587)	(94,012,829)	(997,071,063)
Net Increase/(Decrease)	(47,580,565)	$ (496,774,650)	242,284,438	$2,567,934,904
Class N Shares:
Shares sold	18,514,273	$ 193,371,976	55,424,854	$ 586,766,460
Reinvested dividends and distributions	1,527,405	15,950,232	1,169,637	12,398,182
Shares repurchased	(23,185,607)	(242,453,345)	(16,882,670)	(179,166,470)
Net Increase/(Decrease)	(3,143,929)	$ (33,131,137)	39,711,821	$ 419,998,172
Class R Shares:
Shares sold	2,925,092	$ 30,467,910	2,166,567	$ 22,978,506
Reinvested dividends and distributions	59,565	622,526	42,666	452,520
Shares repurchased	(1,587,827)	(16,589,447)	(1,138,625)	(12,067,339)
Net Increase/(Decrease)	1,396,830	$ 14,500,989	1,070,608	$ 11,363,687
Class S Shares:
Shares sold	3,291,527	$ 34,360,627	3,914,349	$ 41,538,760
Reinvested dividends and distributions	160,168	1,673,519	214,293	2,271,784
Shares repurchased	(3,196,886)	(33,376,236)	(8,499,747)	(89,845,350)
Net Increase/(Decrease)	254,809	$ 2,657,910	(4,371,105)	$ (46,034,806)
Class T Shares:
Shares sold	52,113,391	$ 543,443,252	55,086,507	$ 584,070,727
Reinvested dividends and distributions	3,667,575	38,309,470	3,180,031	33,719,007
Shares repurchased	(42,126,935)	(439,640,040)	(30,454,452)	(322,587,498)
Net Increase/(Decrease)	13,654,031	$ 142,112,682	27,812,086	$ 295,202,236

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,576,099,186	$3,001,622,995	$ 5,457,691,482	$ 6,404,808,167

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Flexible Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

38	JUNE 30, 2016

Janus Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	39

Janus Flexible Bond Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

40	JUNE 30, 2016

Janus Flexible Bond Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Flexible Bond Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

42	JUNE 30, 2016

Janus Flexible Bond Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Flexible Bond Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

52	JUNE 30, 2016

Janus Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Janus Flexible Bond Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

54	JUNE 30, 2016

Janus Flexible Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	55

Janus Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

56	JUNE 30, 2016

Janus Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	57

Janus Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

58	JUNE 30, 2016

Janus Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	59

Janus Flexible Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

60	JUNE 30, 2016

Janus Flexible Bond Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Janus Investment Fund	61

Janus Flexible Bond Fund

Trustees and Officers (unaudited)

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	JUNE 30, 2016

Janus Flexible Bond Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Flexible Bond Fund

Notes

NotesPage2

64	JUNE 30, 2016

Janus Flexible Bond Fund

Notes

NotesPage3

Janus Investment Fund	65

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3594				125-02-93019 08-16

ANNUAL REPORT June 30, 2016

Janus Global Allocation Fund - Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Conservative

Janus Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

Broad, actively managed, global diversification that invests in an array of asset classes and geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This, coupled with access to Janus Capital Group's innovative investment expertise and solutions, should provide superior risk-adjusted returns over the long term.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Conservative’s Class T Shares returned 0.51% for the 12-month period ended June 30, 2016. This compares with a return of 8.87% for the Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 3.92% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

MARKET ENVIRONMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, U.S. equities recaptured much of their post-“Brexit” slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 10-year note fell to 1.47%, from 2.35%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Conservative invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

At the end of the period, the Fund’s allocation was 52% fixed income, 43.5% equity and 4.5% alternative. Detracting most from performance were the Fund’s holdings in the Janus International Equity Fund, followed by the Janus Overseas Fund and the INTECH International Managed Volatility Fund. Contributors were led by the Janus Global Bond Fund, which also accounted for the largest individual weight among the Fund’s holdings at period end. Also contributing were the INTECH U.S. Managed Volatility Fund and the Janus Flexible Bond Fund.

OUTLOOK

We believe global growth will be under pressure following the UK’s unexpected decision to split from the EU; the short-term outlook for Europe and the UK looks particularly challenged. The vote has also increased the likelihood of additional central bank stimulus from the Bank of England and the European Central Bank, in our view. The Fed, which just a few months ago was signaling the possibility of a summer rate hike, possibly won’t raise rates again in 2016. Moreover, we anticipate continued volatility in the market given the upcoming U.S. election.

Janus Investment Fund	1

Janus Global Allocation Fund - Conservative (unaudited)

Although the U.S. economy has shown some recent signs of weakness – most notably the much weaker-than-expected May nonfarm payrolls number – the U.S. consumer appears to have remained resilient.

Within fixed income, we believe that domestic opportunities continue to look more favorable than those abroad. U.S. yields may be low, but they are comparatively higher than most developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. This dynamic has resulted in strong global demand for U.S investment grade credit; however, we believe that caution in credit is warranted. Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets, 2015’s record M&A activity and multiple large leveraged buyout announcements this year suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

We foresee range bound spreads in the latter half of 2016, although with some elevated volatility.

Thank you for investing in Janus Global Allocation Fund – Conservative.

2	JUNE 30, 2016

Janus Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

June 30, 2016

Holdings - (% of Net Assets)
Janus Global Bond Fund - Class N Shares	38.6%
Janus International Equity Fund - Class N Shares	7.4
Perkins Large Cap Value Fund - Class N Shares	7.4
INTECH U.S. Managed Volatility Fund - Class N Shares	7.1
Janus Short-Term Bond Fund - Class N Shares	6.7
Janus Flexible Bond Fund - Class N Shares	6.7
Janus Adaptive Global Allocation Fund - Class N Shares	4.9
Janus Diversified Alternatives Fund - Class N Shares	4.5
INTECH International Managed Volatility Fund - Class I Shares	4.2
Janus Triton Fund - Class N Shares	2.4
Janus Global Research Fund - Class I Shares	2.0
Janus Global Real Estate Fund - Class I Shares	2.0
Janus Fund - Class N Shares	1.6
Janus Overseas Fund - Class N Shares	1.4
Perkins Small Cap Value Fund - Class N Shares	1.2
Janus Global Select Fund - Class I Shares	1.0
Janus Forty Fund - Class N Shares	0.9

Asset Allocation - (% of Net Assets)
Fixed Income Funds	52.0%
Equity Funds	43.5%
Alternative Funds	4.5%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.41%	4.58%	5.83%	5.76%	1.14%
Class A Shares at MOP	-5.34%	3.34%	5.21%	5.17%
Class C Shares at NAV	0.21%	3.94%	5.12%	5.05%	1.87%
Class C Shares at CDSC	-0.73%	3.94%	5.12%	5.05%
Class D Shares(1)	0.61%	4.78%	6.04%	5.98%	0.94%
Class I Shares	0.64%	4.84%	6.00%	5.94%	0.87%
Class S Shares	0.24%	4.42%	5.61%	5.54%	1.29%
Class T Shares	0.51%	4.73%	6.00%	5.94%	1.04%
Barclays Global Aggregate Bond Index	8.87%	1.77%	4.40%	4.41%
Global Conservative Allocation Index	3.92%	3.39%	4.65%	4.80%
Morningstar Quartile - Class T Shares	1st	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	131/566	131/415	22/287	49/288
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2016

Janus Global Allocation Fund - Conservative (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)††
Class A Shares	$1,000.00	$1,031.50	$2.37	$1,000.00	$1,022.53	$2.36	0.47%
Class C Shares	$1,000.00	$1,028.60	$4.49	$1,000.00	$1,020.44	$4.47	0.89%
Class D Shares	$1,000.00	$1,032.20	$1.41	$1,000.00	$1,023.47	$1.41	0.28%
Class I Shares	$1,000.00	$1,032.20	$1.11	$1,000.00	$1,023.77	$1.11	0.22%
Class S Shares	$1,000.00	$1,030.70	$3.18	$1,000.00	$1,021.73	$3.17	0.63%
Class T Shares	$1,000.00	$1,031.40	$1.72	$1,000.00	$1,023.17	$1.71	0.34%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 4.5%
Janus Diversified Alternatives Fund - Class N Shares	1,167,086	$11,682,526
Equity Funds – 43.5%
INTECH International Managed Volatility Fund - Class I Shares	1,411,533	11,136,997
INTECH U.S. Managed Volatility Fund - Class N Shares	1,896,553	18,643,119
Janus Adaptive Global Allocation Fund - Class N Shares	1,351,175	12,849,672
Janus Forty Fund - Class N Shares	76,776	2,254,134
Janus Fund - Class N Shares	118,863	4,087,707
Janus Global Real Estate Fund - Class I Shares	477,839	5,131,992
Janus Global Research Fund - Class I Shares	85,879	5,263,522
Janus Global Select Fund - Class I Shares	217,110	2,611,831
Janus International Equity Fund - Class N Shares	1,802,663	19,450,735
Janus Overseas Fund - Class N Shares	150,963	3,597,450
Janus Triton Fund - Class N Shares	280,248	6,423,291
Perkins Large Cap Value Fund - Class N Shares	1,235,840	19,316,181
Perkins Small Cap Value Fund - Class N Shares	157,175	3,072,779
		113,839,410
Fixed Income Funds – 52.0%
Janus Flexible Bond Fund - Class N Shares	1,651,143	17,535,144
Janus Global Bond Fund - Class N Shares	10,277,570	101,028,917
Janus Short-Term Bond Fund - Class N Shares	5,815,094	17,677,885
		136,241,946
Total Investments (total cost $249,981,377) – 100.0%		261,763,882
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(45,418)
Net Assets – 100%		$261,718,464

See Notes to Schedule of Investments and Other Informationand Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Global Conservative Allocation Index	An internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

INTECH International Managed Volatility Fund - Class I Shares
1,555,031	60,264	(203,762)	1,411,533	$(36,151)	$169,947	$11,136,997
INTECH U.S. Managed Volatility Fund - Class N Shares
2,109,796	60,192	(273,435)	1,896,553	(287,183)	81,429	18,643,119
Janus Adaptive Global Allocation Fund - Class N Shares
1,506,027	40,876	(195,728)	1,351,175	(70,323)	41,127	12,849,672
Janus Diversified Alternatives Fund - Class N Shares
1,291,890	43,730	(168,534)	1,167,086	(35,333)	7,225	11,682,526
Janus Flexible Bond Fund - Class N Shares
1,793,258	92,228	(234,343)	1,651,143	(36,492)	504,515	17,535,144
Janus Forty Fund - Class N Shares
74,552	12,531	(10,307)	76,776	(65,620)	10,235	2,254,134
Janus Fund - Class N Shares
119,109	16,005	(16,251)	118,863	59,325	76,292	4,087,707
Janus Global Bond Fund - Class N Shares
11,240,165	503,401	(1,465,996)	10,277,570	(589,205)	2,113,306	101,028,917
Janus Global Real Estate Fund - Class I Shares
497,943	46,545	(66,649)	477,839	(19,529)	205,292	5,131,992
Janus Global Research Fund - Class I Shares
95,299	3,128	(12,548)	85,879	55,497	50,454	5,263,522
Janus Global Select Fund - Class I Shares
240,240	8,734	(31,864)	217,110	5,983	36,245	2,611,831
Janus International Equity Fund - Class N Shares
1,980,095	84,775	(262,207)	1,802,663	(88,729)	415,370	19,450,735
Janus Overseas Fund - Class N Shares
161,342	11,425	(21,804)	150,963	(124,535)	200,168	3,597,450

8	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16
Janus Short-Term Bond Fund - Class N Shares
6,410,703	238,525	(834,134)	5,815,094	(21,340)	249,636	17,677,885
Janus Triton Fund - Class N Shares
290,261	29,187	(39,200)	280,248	50,398	17,206	6,423,291
Perkins Large Cap Value Fund - Class N Shares
1,306,709	103,075	(173,944)	1,235,840	(289,424)	320,896	19,316,181
Perkins Small Cap Value Fund - Class N Shares
151,630	26,651	(21,106)	157,175	(39,438)	88,101	3,072,779

Total				$(1,532,099)	$4,587,444	$261,763,882

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 11,682,526	$ -	$ -
Equity Funds	113,839,410	-	-
Fixed Income Funds	136,241,946	-	-
Total Assets	$ 261,763,882	$ -	$ -

Janus Investment Fund	9

Janus Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost	$249,981,377
Affiliated investments, at value	261,763,882
Non-interested Trustees' deferred compensation	4,735
Receivables:
Fund shares sold	624,173
Dividends from affiliates	228,294
Investments sold	138,167
Total Assets	262,759,251
Liabilities:
Payables:	—
Fund shares repurchased	687,946
Investments purchased	228,294
Transfer agent fees and expenses	36,027
Professional fees	26,123
12b-1 Distribution and shareholder servicing fees	19,928
Advisory fees	10,699
Non-interested Trustees' deferred compensation fees	4,735
Non-interested Trustees' fees and expenses	1,771
Accrued expenses and other payables	25,264
Total Liabilities	1,040,787
Net Assets	$261,718,464
Net Assets Consist of:
Capital (par value and paid-in surplus)	$249,395,792
Undistributed net investment income/(loss)	1,738,474
Undistributed net realized gain/(loss) from investments	(1,199,464)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	11,783,662
Total Net Assets	$261,718,464
Net Assets - Class A Shares	$11,943,690
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	987,386
Net Asset Value Per Share(1)	$12.10
Maximum Offering Price Per Share(2)	$12.84
Net Assets - Class C Shares	$20,972,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,764,977
Net Asset Value Per Share(1)	$11.88
Net Assets - Class D Shares	$194,171,088
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,945,204
Net Asset Value Per Share	$12.18
Net Assets - Class I Shares	$3,627,917
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	297,791
Net Asset Value Per Share	$12.18
Net Assets - Class S Shares	$1,578,799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	130,848
Net Asset Value Per Share	$12.07
Net Assets - Class T Shares	$29,424,925
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,421,180
Net Asset Value Per Share	$12.15

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends from affiliates	$4,587,444
Total Investment Income	4,587,444
Expenses:
Advisory fees	133,333
12b-1Distribution and shareholder servicing fees:
Class A Shares	29,098
Class C Shares	157,604
Class S Shares	5,111
Transfer agent administrative fees and expenses:
Class D Shares	238,817
Class S Shares	5,111
Class T Shares	75,282
Transfer agent networking and omnibus fees:
Class A Shares	10,175
Class C Shares	12,540
Class I Shares	3,034
Other transfer agent fees and expenses:
Class A Shares	1,119
Class C Shares	2,329
Class D Shares	32,569
Class I Shares	196
Class S Shares	61
Class T Shares	603
Registration fees	82,137
Shareholder reports expense	59,300
Professional fees	38,707
Non-interested Trustees’ fees and expenses	6,689
Other expenses	15,396
Total Expenses	909,211
Less: Excess Expense Reimbursement	(28,120)
Net Expenses	881,091
Net Investment Income/(Loss)	3,706,353
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(1,532,099)
Capital gain distributions from underlying funds	2,425,124
Total Net Realized Gain/(Loss) on Investments	893,025
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(3,787,687)
Total Change in Unrealized Net Appreciation/Depreciation	(3,787,687)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$811,691

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$3,706,353	$8,989,376
Net realized gain/(loss) on investments	893,025	14,790,159
Change in unrealized net appreciation/depreciation	(3,787,687)	(26,989,932)
Net Increase/(Decrease) in Net Assets Resulting from Operations	811,691	(3,210,397)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(109,302)	(375,593)
Class C Shares	(113,859)	(525,552)
Class D Shares	(2,185,046)	(7,061,237)
Class I Shares	(43,805)	(131,261)
Class S Shares	(12,473)	(58,683)
Class T Shares	(330,268)	(920,542)
Total Dividends from Net Investment Income	(2,794,753)	(9,072,868)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(612,056)	(212,372)
Class C Shares	(1,020,919)	(373,971)
Class D Shares	(10,124,787)	(3,728,522)
Class I Shares	(196,411)	(67,549)
Class S Shares	(95,143)	(34,514)
Class T Shares	(1,554,637)	(489,708)
Total Distributions from Net Realized Gain from Investment Transactions	(13,603,953)	(4,906,636)
Net Decrease from Dividends and Distributions to Shareholders	(16,398,706)	(13,979,504)
Capital Share Transactions:
Class A Shares	11,218	211,191
Class C Shares	1,207,415	(106,179)
Class D Shares	(11,357,453)	(3,788,084)
Class I Shares	(408,125)	524,871
Class S Shares	(810,325)	586,247
Class T Shares	(1,434,472)	4,485,932
Net Increase/(Decrease) from Capital Share Transactions	(12,791,742)	1,913,978
Net Increase/(Decrease) in Net Assets	(28,378,757)	(15,275,923)
Net Assets:
Beginning of period	290,097,221	305,373,144
End of period	$261,718,464	$290,097,221

Undistributed Net Investment Income/(Loss)	$1,738,474	$951,148

See Notes to Financial Statements.

12	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$12.83	$13.62	$12.93		$12.37	$12.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.38(1)	0.22(1)		0.33	0.29
Net realized and unrealized gain/(loss)	(0.11)	(0.55)	1.55		0.57	0.05
Total from Investment Operations	0.04	(0.17)	1.77		0.90	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.40)	(0.26)		(0.34)	(0.35)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)		—	—
Total Dividends and Distributions	(0.77)	(0.62)	(1.08)		(0.34)	(0.35)
Net Asset Value, End of Period	$12.10	$12.83	$13.62		$12.93	$12.37
Total Return*	0.41%	(1.25)%	14.20%		7.36%	2.91%
Net Assets, End of Period (in thousands)	$11,944	$12,648	$13,197		$11,399	$8,064
Average Net Assets for the Period (in thousands)	$11,826	$12,831	$12,167		$10,187	$6,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.46%	0.48%		0.43%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.46%	0.46%	0.48%		0.43%	0.44%
Ratio of Net Investment Income/(Loss)(2)	1.27%	2.86%	1.69%		2.51%	2.36%
Portfolio Turnover Rate	5%	20%	13%		69%	10%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.64	$13.39	$12.73	$12.19	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.32(1)	0.13(1)	0.25	0.22
Net realized and unrealized gain/(loss)	(0.13)	(0.53)	1.52	0.55	0.03
Total from Investment Operations	(0.04)	(0.21)	1.65	0.80	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.32)	(0.17)	(0.26)	(0.32)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.72)	(0.54)	(0.99)	(0.26)	(0.32)
Net Asset Value, End of Period	$11.88	$12.64	$13.39	$12.73	$12.19
Total Return*	(0.18)%	(1.58)%	13.37%	6.57%	2.19%
Net Assets, End of Period (in thousands)	$20,972	$20,866	$22,215	$18,294	$13,969
Average Net Assets for the Period (in thousands)	$20,085	$22,092	$19,860	$16,584	$11,010
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.97%	0.86%	1.15%	1.19%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.97%	0.86%	1.15%	1.19%	1.19%
Ratio of Net Investment Income/(Loss)(2)	0.72%	2.48%	1.03%	1.70%	1.65%
Portfolio Turnover Rate	5%	20%	13%	69%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.91	$13.70	$13.00	$12.44	$12.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.41(1)	0.26(1)	0.35	0.31
Net realized and unrealized gain/(loss)	(0.12)	(0.56)	1.55	0.57	0.06
Total from Investment Operations	0.06	(0.15)	1.81	0.92	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.42)	(0.29)	(0.36)	(0.36)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.79)	(0.64)	(1.11)	(0.36)	(0.36)
Net Asset Value, End of Period	$12.18	$12.91	$13.70	$13.00	$12.44
Total Return*	0.61%	(1.03)%	14.41%	7.50%	3.14%
Net Assets, End of Period (in thousands)	$194,171	$217,150	$234,052	$218,190	$197,198
Average Net Assets for the Period (in thousands)	$199,014	$226,112	$224,649	$215,079	$184,437
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.26%	0.27%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.26%	0.27%	0.25%	0.24%
Ratio of Net Investment Income/(Loss)(2)	1.45%	3.09%	1.93%	2.69%	2.59%
Portfolio Turnover Rate	5%	20%	13%	69%	10%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.91	$13.71	$13.01	$12.44	$12.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.35(1)	0.26(1)	0.35	0.33
Net realized and unrealized gain/(loss)	(0.13)	(0.49)	1.55	0.59	0.05
Total from Investment Operations	0.06	(0.14)	1.81	0.94	0.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.44)	(0.29)	(0.37)	(0.36)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.79)	(0.66)	(1.11)	(0.37)	(0.36)
Net Asset Value, End of Period	$12.18	$12.91	$13.71	$13.01	$12.44
Total Return*	0.64%	(1.02)%	14.46%	7.61%	3.22%
Net Assets, End of Period (in thousands)	$3,628	$4,266	$3,855	$3,319	$2,354
Average Net Assets for the Period (in thousands)	$3,582	$5,162	$3,465	$2,902	$2,250
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.20%	0.19%	0.23%	0.20%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.20%	0.19%	0.23%	0.20%	0.20%
Ratio of Net Investment Income/(Loss)(2)	1.54%	2.64%	1.98%	2.72%	2.65%
Portfolio Turnover Rate	5%	20%	13%	69%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.79	$13.58	$12.91	$12.35	$12.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.34(1)	0.20(1)	0.31	0.26
Net realized and unrealized gain/(loss)	(0.12)	(0.53)	1.54	0.57	0.06
Total from Investment Operations	0.01	(0.19)	1.74	0.88	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.38)	(0.25)	(0.32)	(0.34)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.73)	(0.60)	(1.07)	(0.32)	(0.34)
Net Asset Value, End of Period	$12.07	$12.79	$13.58	$12.91	$12.35
Total Return*	0.24%	(1.37)%	13.96%	7.21%	2.77%
Net Assets, End of Period (in thousands)	$1,579	$2,499	$2,043	$1,357	$1,160
Average Net Assets for the Period (in thousands)	$2,044	$2,123	$1,713	$1,335	$967
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.61%	0.63%	0.61%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.61%	0.61%	0.62%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)(2)	1.04%	2.61%	1.54%	2.36%	2.28%
Portfolio Turnover Rate	5%	20%	13%	69%	10%

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.89	$13.69	$13.00	$12.42	$12.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.39(1)	0.26(1)	0.38	0.15
Net realized and unrealized gain/(loss)	(0.13)	(0.55)	1.54	0.55	0.21
Total from Investment Operations	0.05	(0.16)	1.80	0.93	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.42)	(0.29)	(0.35)	(0.36)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.79)	(0.64)	(1.11)	(0.35)	(0.36)
Net Asset Value, End of Period	$12.15	$12.89	$13.69	$13.00	$12.42
Total Return*	0.51%	(1.13)%	14.35%	7.60%	3.03%
Net Assets, End of Period (in thousands)	$29,425	$32,667	$30,011	$24,223	$28,323
Average Net Assets for the Period (in thousands)	$30,113	$30,449	$26,955	$27,679	$22,198
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.36%	0.38%	0.36%	0.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.36%	0.29%	0.26%	0.31%
Ratio of Net Investment Income/(Loss)(2)	1.46%	2.91%	1.92%	2.87%	2.37%
Portfolio Turnover Rate	5%	20%	13%	69%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Conservative

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

16	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	17

Janus Global Allocation Fund - Conservative

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

18	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees

Janus Investment Fund	19

Janus Global Allocation Fund - Conservative

Notes to Financial Statements

and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $2,899.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $3,772.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 1,743,210	$ 822,433	$ -	$ -	$ -	$ (3,579)	$ 9,760,608

20	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 252,003,274	$16,617,057	$ (6,856,449)	$ 9,760,608

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,794,753	$ 13,603,953	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,072,815	$ 4,906,689	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 152,812	$ (124,274)	$ (28,538)

Capital has been adjusted by $152,812, including $28,542 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	21

Janus Global Allocation Fund - Conservative

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	146,511	$ 1,793,806	162,815	$ 2,145,701
Reinvested dividends and distributions	59,466	701,106	43,681	561,301
Shares repurchased	(204,557)	(2,483,694)	(189,799)	(2,495,811)
Net Increase/(Decrease)	1,420	$ 11,218	16,697	$ 211,191
Class C Shares:
Shares sold	446,767	$ 5,205,927	382,217	$ 4,957,474
Reinvested dividends and distributions	85,726	994,426	61,444	777,880
Shares repurchased	(418,752)	(4,992,938)	(451,546)	(5,841,533)
Net Increase/(Decrease)	113,741	$ 1,207,415	(7,885)	$ (106,179)
Class D Shares:
Shares sold	1,043,231	$ 12,634,402	1,767,085	$23,487,164
Reinvested dividends and distributions	1,028,438	12,186,986	828,732	10,707,220
Shares repurchased	(2,946,081)	(36,178,841)	(2,859,968)	(37,982,468)
Net Increase/(Decrease)	(874,412)	$(11,357,453)	(264,151)	$ (3,788,084)
Class I Shares:
Shares sold	179,928	$ 2,199,367	435,938	$ 5,628,467
Reinvested dividends and distributions	18,793	222,883	14,565	188,184
Shares repurchased	(231,293)	(2,830,375)	(401,434)	(5,291,780)
Net Increase/(Decrease)	(32,572)	$ (408,125)	49,069	$ 524,871
Class S Shares:
Shares sold	25,395	$ 305,112	76,961	$ 1,002,165
Reinvested dividends and distributions	9,071	106,675	7,197	92,272
Shares repurchased	(99,112)	(1,222,112)	(39,153)	(508,190)
Net Increase/(Decrease)	(64,646)	$ (810,325)	45,005	$ 586,247
Class T Shares:
Shares sold	541,105	$ 6,618,710	1,468,063	$19,459,765
Reinvested dividends and distributions	156,424	1,850,492	101,328	1,307,134
Shares repurchased	(811,488)	(9,903,674)	(1,227,117)	(16,280,967)
Net Increase/(Decrease)	(113,959)	$ (1,434,472)	342,274	$ 4,485,932

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$13,910,377	$ 36,952,421	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Global Allocation Fund - Conservative:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Allocation Fund - Conservative (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$13,632,495
Foreign Taxes Paid	$65,427
Foreign Source Income	$650,712
Dividends Received Deduction Percentage	35%
Qualified Dividend Income Percentage	74%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Conservative	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Conservative	1/14-Present

President, Head of Investments for Janus Capital (since 2016) and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer Equities and Asset Allocation for Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	47

Janus Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48	JUNE 30, 2016

Janus Global Allocation Fund - Conservative

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3599				125-02-93020 08-16

ANNUAL REPORT June 30, 2016

Janus Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Growth

Janus Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

Broad, actively managed global diversification that invests in an array of asset classes and geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This, coupled with access to Janus Capital Group's innovative investment expertise and solutions, should provide superior risk-adjusted returns over the long term.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Growth’s Class T Shares returned -2.94% for the 12-month period ended June 30, 2016. This compares with a return of -3.73% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of-1.15% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Barclays Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, U.S. equities recaptured much of their post-“Brexit” slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 10-year note fell to 1.47%, from 2.35%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Growth invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund finished the period with an allocation weighting of 81.0% equities, 13.8% fixed income and 5.2% alternatives.

Contributing most to performance was the INTECH U.S. Managed Volatility Fund. Also contributing were the Janus Global Bond Fund and the Perkins Large Cap Value Fund. Absolute detractors were led by the Janus International Equity Fund, the Janus Overseas Fund and the Janus Emerging Markets Fund.

OUTLOOK

We believe global growth will be under pressure following the UK’s unexpected decision to split from the EU; the short-term outlook for Europe and the UK looks particularly challenged. The vote has also increased the likelihood of additional central bank stimulus from the Bank of England and the European Central Bank, in our view. The Fed, which just a few months ago was signaling the possibility of a summer rate hike, possibly won’t raise rates again in 2016. Moreover, we anticipate continued volatility in the market given the upcoming U.S. election.

Although the U.S. economy has shown some recent signs of weakness – most notably the much weaker-than-

Janus Investment Fund	1

Janus Global Allocation Fund - Growth (unaudited)

expected May nonfarm payrolls number – the U.S. consumer appears to have remained resilient.

Within fixed income, we believe that domestic opportunities continue to look more favorable than those abroad. U.S. yields may be low, but they are comparatively higher than most developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. This dynamic has resulted in strong global demand for U.S investment grade credit; however, we believe that caution in credit is warranted. Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets, 2015’s record M&A activity and multiple large leveraged buyout announcements this year suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

We foresee range bound spreads in the latter half of 2016, although with some elevated volatility.

Thank you for investing in Janus Global Allocation Fund – Growth.

2	JUNE 30, 2016

Janus Global Allocation Fund - Growth (unaudited)

Fund At A Glance

June 30, 2016

Holdings - (% of Net Assets)
Janus International Equity Fund - Class N Shares	13.8%
Janus Global Bond Fund - Class N Shares	13.8
INTECH U.S. Managed Volatility Fund - Class N Shares	10.7
Perkins Large Cap Value Fund - Class N Shares	10.1
INTECH International Managed Volatility Fund - Class I Shares	9.7
Janus Diversified Alternatives Fund - Class N Shares	5.2
Janus Adaptive Global Allocation Fund - Class N Shares	5.1
Janus Global Real Estate Fund - Class I Shares	4.7
Janus Overseas Fund - Class N Shares	3.6
Janus Emerging Markets Fund - Class I Shares	3.4
Janus Forty Fund - Class N Shares	2.9
Janus Enterprise Fund - Class N Shares	2.5
Janus Triton Fund - Class N Shares	2.5
Perkins Small Cap Value Fund - Class N Shares	2.3
Janus Global Research Fund - Class I Shares	2.3
Perkins Mid Cap Value Fund - Class N Shares	2.1
Janus Contrarian Fund - Class I Shares	2.0
Janus Global Select Fund - Class I Shares	1.6
Janus Twenty Fund - Class D Shares	1.2
Janus Asia Equity Fund - Class I Shares	0.5

Asset Allocation - (% of Net Assets)
Equity Funds	81.0%
Fixed Income Funds	13.8%
Alternative Funds	5.2%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-3.07%	4.82%	5.39%	5.63%	1.19%
Class A Shares at MOP	-8.64%	3.59%	4.77%	5.04%
Class C Shares at NAV	-3.36%	4.10%	4.64%	4.87%	1.98%
Class C Shares at CDSC	-4.24%	4.10%	4.64%	4.87%
Class D Shares(1)	-2.89%	5.01%	5.57%	5.81%	1.03%
Class I Shares	-2.88%	5.08%	5.53%	5.77%	0.96%
Class S Shares	-3.20%	4.67%	5.19%	5.43%	1.37%
Class T Shares	-2.94%	4.95%	5.53%	5.77%	1.12%
MSCI All Country World Index	-3.73%	5.38%	4.26%	4.65%
Global Growth Allocation Index	-1.15%	4.78%	4.49%	4.80%
Morningstar Quartile - Class T Shares	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	348/566	105/415	52/287	67/288
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

A Fund's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

4	JUNE 30, 2016

Janus Global Allocation Fund - Growth (unaudited)

Performance

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)††
Class A Shares	$1,000.00	$1,011.90	$2.35	$1,000.00	$1,022.53	$2.36	0.47%
Class C Shares	$1,000.00	$1,009.70	$4.90	$1,000.00	$1,019.99	$4.92	0.98%
Class D Shares	$1,000.00	$1,013.50	$1.50	$1,000.00	$1,023.37	$1.51	0.30%
Class I Shares	$1,000.00	$1,013.50	$1.25	$1,000.00	$1,023.62	$1.26	0.25%
Class S Shares	$1,000.00	$1,012.00	$3.20	$1,000.00	$1,021.68	$3.22	0.64%
Class T Shares	$1,000.00	$1,012.70	$1.75	$1,000.00	$1,023.12	$1.76	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Schedule of Investments

June 30, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 5.2%
Janus Diversified Alternatives Fund - Class N Shares	1,255,654	$12,569,097
Equity Funds – 81.0%
INTECH International Managed Volatility Fund - Class I Shares	2,948,897	23,266,798
INTECH U.S. Managed Volatility Fund - Class N Shares	2,598,670	25,544,925
Janus Adaptive Global Allocation Fund - Class N Shares	1,292,700	12,293,575
Janus Asia Equity Fund - Class I Shares	140,974	1,205,325
Janus Contrarian Fund - Class I Shares	283,163	4,813,765
Janus Emerging Markets Fund - Class I Shares	1,077,518	8,243,011
Janus Enterprise Fund - Class N Shares	66,756	6,110,204
Janus Forty Fund - Class N Shares	240,270	7,054,325
Janus Global Real Estate Fund - Class I Shares	1,043,081	11,202,692
Janus Global Research Fund - Class I Shares	88,717	5,437,476
Janus Global Select Fund - Class I Shares	319,844	3,847,722
Janus International Equity Fund - Class N Shares	3,077,922	33,210,777
Janus Overseas Fund - Class N Shares	359,278	8,561,587
Janus Triton Fund - Class N Shares	259,333	5,943,902
Janus Twenty Fund - Class D Shares	54,301	2,888,809
Perkins Large Cap Value Fund - Class N Shares	1,551,324	24,247,189
Perkins Mid Cap Value Fund - Class N Shares	310,455	5,075,947
Perkins Small Cap Value Fund - Class N Shares	279,529	5,464,799
		194,412,828
Fixed Income Funds – 13.8%
Janus Global Bond Fund - Class N Shares	3,355,681	32,986,346
Total Investments (total cost $220,212,597) – 100.0%		239,968,271
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(93,559)
Net Assets – 100%		$239,874,712

See Notes to Schedule of Investments and Other Informationand Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Barclays Global Aggregate Bond Index (20%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

INTECH International Managed Volatility Fund - Class I Shares
3,206,838	111,414	(369,355)	2,948,897	$(57,287)	$360,453	$23,266,798
INTECH U.S. Managed Volatility Fund - Class N Shares
2,855,113	69,280	(325,723)	2,598,670	(441,068)	113,278	25,544,925
Janus Adaptive Global Allocation Fund - Class N Shares
1,422,700	32,581	(162,581)	1,292,700	(60,840)	39,948	12,293,575
Janus Asia Equity Fund - Class I Shares
148,691	9,910	(17,627)	140,974	(7,832)	2,820	1,205,325
Janus Contrarian Fund - Class I Shares
302,954	15,466	(35,257)	283,163	(53,190)	24,238	4,813,765
Janus Diversified Alternatives Fund - Class N Shares
1,372,379	40,847	(157,572)	1,255,654	(29,344)	7,892	12,569,097
Janus Emerging Markets Fund - Class I Shares
1,186,499	28,247	(137,228)	1,077,518	(127,788)	32,837	8,243,011
Janus Enterprise Fund - Class N Shares
70,818	4,222	(8,284)	66,756	30,007	48,699	6,110,204
Janus Forty Fund - Class N Shares
230,420	38,317	(28,467)	240,270	(159,749)	32,522	7,054,325
Janus Global Bond Fund - Class N Shares
3,624,977	147,776	(417,072)	3,355,681	(204,409)	690,012	32,986,346
Janus Global Real Estate Fund - Class I Shares
1,073,110	97,006	(127,035)	1,043,081	(44,414)	453,690	11,202,692
Janus Global Research Fund - Class I Shares
97,133	2,795	(11,211)	88,717	71,029	52,921	5,437,476
Janus Global Select Fund - Class I Shares
349,033	11,334	(40,523)	319,844	29,145	54,212	3,847,722

8	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16
Janus International Equity Fund - Class N Shares
3,335,442	130,037	(387,557)	3,077,922	(195,071)	720,095	33,210,777
Janus Overseas Fund - Class N Shares
378,584	25,596	(44,902)	359,278	(213,495)	483,674	8,561,587
Janus Triton Fund - Class N Shares
265,133	25,906	(31,706)	259,333	11,267	16,166	5,943,902
Janus Twenty Fund - Class D Shares
53,517	7,285	(6,501)	54,301	(11,713)	17,455	2,888,809
Perkins Large Cap Value Fund - Class N Shares
1,619,377	122,390	(190,443)	1,551,324	(343,018)	408,914	24,247,189
Perkins Mid Cap Value Fund - Class N Shares
272,004	73,782	(35,331)	310,455	(111,798)	81,379	5,075,947
Perkins Small Cap Value Fund - Class N Shares
266,151	46,388	(33,010)	279,529	(68,208)	159,022	5,464,799

Total				$(1,987,776)	$3,800,227	$239,968,271

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 12,569,097	$ -	$ -
Equity Funds	194,412,828	-	-
Fixed Income Funds	32,986,346	-	-
Total Assets	$ 239,968,271	$ -	$ -

Janus Investment Fund	9

Janus Global Allocation Fund - Growth

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost	$220,212,597
Affiliated investments, at value	239,968,271
Non-interested Trustees' deferred compensation	4,339
Receivables:
Fund shares sold	1,080,029
Dividends from affiliates	80,795
Investments sold	36,497
Total Assets	241,169,931
Liabilities:
Payables:	—
Fund shares repurchased	1,103,322
Investments purchased	80,467
Transfer agent fees and expenses	38,073
Professional fees	26,096
Advisory fees	5,910
12b-1 Distribution and shareholder servicing fees	5,694
Non-interested Trustees' deferred compensation fees	4,339
Non-interested Trustees' fees and expenses	1,654
Accrued expenses and other payables	29,664
Total Liabilities	1,295,219
Net Assets	$239,874,712
Net Assets Consist of:
Capital (par value and paid-in surplus)	$218,691,278
Undistributed net investment income/(loss)	1,007,744
Undistributed net realized gain/(loss) from investments	416,230
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	19,759,460
Total Net Assets	$239,874,712
Net Assets - Class A Shares	$5,420,566
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	426,359
Net Asset Value Per Share(1)	$12.71
Maximum Offering Price Per Share(2)	$13.49
Net Assets - Class C Shares	$4,906,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	392,863
Net Asset Value Per Share(1)	$12.49
Net Assets - Class D Shares	$205,274,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,039,690
Net Asset Value Per Share	$12.80
Net Assets - Class I Shares	$4,412,626
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	344,733
Net Asset Value Per Share	$12.80
Net Assets - Class S Shares	$2,354,932
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	186,381
Net Asset Value Per Share	$12.64
Net Assets - Class T Shares	$17,505,098
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,369,660
Net Asset Value Per Share	$12.78

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends from affiliates	$3,800,227
Total Investment Income	3,800,227
Expenses:
Advisory fees	124,251
12b-1Distribution and shareholder servicing fees:
Class A Shares	10,482
Class C Shares	27,461
Class S Shares	6,839
Transfer agent administrative fees and expenses:
Class D Shares	254,043
Class S Shares	6,839
Class T Shares	47,639
Transfer agent networking and omnibus fees:
Class A Shares	2,836
Class C Shares	5,225
Class I Shares	5,334
Other transfer agent fees and expenses:
Class A Shares	474
Class C Shares	711
Class D Shares	57,618
Class I Shares	305
Class S Shares	65
Class T Shares	588
Shareholder reports expense	90,887
Registration fees	80,043
Professional fees	38,646
Non-interested Trustees’ fees and expenses	6,293
Other expenses	14,456
Total Expenses	781,035
Less: Excess Expense Reimbursement	(27,322)
Net Expenses	753,713
Net Investment Income/(Loss)	3,046,514
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(1,987,776)
Capital gain distributions from underlying funds	4,966,860
Total Net Realized Gain/(Loss) on Investments	2,979,084
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(14,407,745)
Total Change in Unrealized Net Appreciation/Depreciation	(14,407,745)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,382,147)

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$3,046,514	$6,660,674
Net realized gain/(loss) on investments	2,979,084	22,791,151
Change in unrealized net appreciation/depreciation	(14,407,745)	(30,355,215)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,382,147)	(903,390)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(38,779)	(84,356)
Class C Shares	(29,453)	(72,735)
Class D Shares	(2,348,116)	(4,981,947)
Class I Shares	(73,281)	(132,038)
Class S Shares	(20,514)	(39,489)
Class T Shares	(209,078)	(389,917)
Total Dividends from Net Investment Income	(2,719,221)	(5,700,482)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(334,690)	(134,645)
Class C Shares	(463,733)	(178,768)
Class D Shares	(17,508,409)	(7,389,286)
Class I Shares	(507,558)	(188,533)
Class S Shares	(203,032)	(67,736)
Class T Shares	(1,611,090)	(585,872)
Total Distributions from Net Realized Gain from Investment Transactions	(20,628,512)	(8,544,840)
Net Decrease from Dividends and Distributions to Shareholders	(23,347,733)	(14,245,322)
Capital Share Transactions:
Class A Shares	1,644,957	98,841
Class C Shares	(30,289)	449,148
Class D Shares	1,692,164	(5,896,776)
Class I Shares	(1,257,212)	905,445
Class S Shares	543,330	402,004
Class T Shares	(3,070,659)	5,839,986
Net Increase/(Decrease) from Capital Share Transactions	(477,709)	1,798,648
Net Increase/(Decrease) in Net Assets	(32,207,589)	(13,350,064)
Net Assets:
Beginning of period	272,082,301	285,432,365
End of period	$239,874,712	$272,082,301

Undistributed Net Investment Income/(Loss)	$1,007,744	$723,612

See Notes to Financial Statements.

12	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$14.44	$15.28	$13.19		$11.78	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.33(1)	0.20(1)		0.23	0.16
Net realized and unrealized gain/(loss)	(0.59)	(0.42)	2.38		1.41	(0.68)
Total from Investment Operations	(0.45)	(0.09)	2.58		1.64	(0.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.29)	(0.24)		(0.23)	(0.19)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)		—	—
Total Dividends and Distributions	(1.28)	(0.75)	(0.49)		(0.23)	(0.19)
Net Asset Value, End of Period	$12.71	$14.44	$15.28		$13.19	$11.78
Total Return*	(3.07)%	(0.48)%	19.82%		14.08%	(4.04)%
Net Assets, End of Period (in thousands)	$5,421	$4,279	$4,437		$3,182	$2,683
Average Net Assets for the Period (in thousands)	$4,273	$4,341	$3,583		$2,912	$2,684
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.45%	0.44%	0.46%		0.41%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.44%	0.46%		0.41%	0.48%
Ratio of Net Investment Income/(Loss)(2)	1.05%	2.25%	1.41%		1.72%	1.34%
Portfolio Turnover Rate	6%	19%	13%		45%	18%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.19	$15.03	$13.00	$11.60	$12.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.22(1)	0.11(1)	0.12	0.08
Net realized and unrealized gain/(loss)	(0.58)	(0.41)	2.31	1.41	(0.69)
Total from Investment Operations	(0.48)	(0.19)	2.42	1.53	(0.61)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.19)	(0.14)	(0.13)	(0.16)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(1.22)	(0.65)	(0.39)	(0.13)	(0.16)
Net Asset Value, End of Period	$12.49	$14.19	$15.03	$13.00	$11.60
Total Return*	(3.36)%	(1.18)%	18.79%	13.30%	(4.82)%
Net Assets, End of Period (in thousands)	$4,907	$5,639	$5,508	$4,325	$3,791
Average Net Assets for the Period (in thousands)	$5,296	$5,594	$4,944	$4,126	$3,325
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.75%	1.23%	1.21%	1.21%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.75%	1.23%	1.21%	1.21%	1.34%
Ratio of Net Investment Income/(Loss)(2)	0.79%	1.52%	0.80%	0.93%	0.46%
Portfolio Turnover Rate	6%	19%	13%	45%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.53	$15.36	$13.26	$11.85	$12.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.36(1)	0.25(1)	0.25	0.18
Net realized and unrealized gain/(loss)	(0.59)	(0.42)	2.36	1.42	(0.67)
Total from Investment Operations	(0.43)	(0.06)	2.61	1.67	(0.49)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.31)	(0.26)	(0.26)	(0.20)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(1.30)	(0.77)	(0.51)	(0.26)	(0.20)
Net Asset Value, End of Period	$12.80	$14.53	$15.36	$13.26	$11.85
Total Return*	(2.89)%	(0.24)%	19.95%	14.21%	(3.77)%
Net Assets, End of Period (in thousands)	$205,275	$230,323	$249,215	$215,671	$205,107
Average Net Assets for the Period (in thousands)	$211,703	$239,451	$234,801	$213,579	$207,366
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.29%	0.28%	0.29%	0.28%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.29%	0.28%	0.29%	0.28%	0.28%
Ratio of Net Investment Income/(Loss)(2)	1.24%	2.43%	1.72%	1.89%	1.52%
Portfolio Turnover Rate	6%	19%	13%	45%	18%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.54	$15.37	$13.27	$11.86	$12.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.36(1)	0.27(1)	0.25	0.20
Net realized and unrealized gain/(loss)	(0.61)	(0.40)	2.35	1.43	(0.67)
Total from Investment Operations	(0.42)	(0.04)	2.62	1.68	(0.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.33)	(0.27)	(0.27)	(0.20)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(1.32)	(0.79)	(0.52)	(0.27)	(0.20)
Net Asset Value, End of Period	$12.80	$14.54	$15.37	$13.27	$11.86
Total Return*	(2.88)%	(0.18)%	20.03%	14.32%	(3.62)%
Net Assets, End of Period (in thousands)	$4,413	$6,527	$5,944	$4,648	$3,647
Average Net Assets for the Period (in thousands)	$5,441	$6,226	$5,413	$4,349	$2,587
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.21%	0.23%	0.20%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.21%	0.23%	0.20%	0.21%
Ratio of Net Investment Income/(Loss)(2)	1.43%	2.42%	1.86%	1.97%	1.44%
Portfolio Turnover Rate	6%	19%	13%	45%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.37	$15.21	$13.13	$11.74	$12.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.34(1)	0.20(1)	0.20	0.18
Net realized and unrealized gain/(loss)	(0.55)	(0.45)	2.34	1.41	(0.70)
Total from Investment Operations	(0.46)	(0.11)	2.54	1.61	(0.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.27)	(0.21)	(0.22)	(0.19)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(1.27)	(0.73)	(0.46)	(0.22)	(0.19)
Net Asset Value, End of Period	$12.64	$14.37	$15.21	$13.13	$11.74
Total Return*	(3.20)%	(0.62)%	19.60%	13.84%	(4.10)%
Net Assets, End of Period (in thousands)	$2,355	$2,083	$1,807	$1,785	$1,613
Average Net Assets for the Period (in thousands)	$2,736	$2,166	$1,763	$1,902	$1,268
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.63%	0.62%	0.63%	0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.63%	0.62%	0.63%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)(2)	0.73%	2.29%	1.42%	1.51%	1.11%
Portfolio Turnover Rate	6%	19%	13%	45%	18%

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.51	$15.35	$13.25	$11.84	$12.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.34(1)	0.22(1)	0.29	0.15
Net realized and unrealized gain/(loss)	(0.60)	(0.41)	2.39	1.37	(0.65)
Total from Investment Operations	(0.43)	(0.07)	2.61	1.66	(0.50)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.31)	(0.26)	(0.25)	(0.20)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(1.30)	(0.77)	(0.51)	(0.25)	(0.20)
Net Asset Value, End of Period	$12.78	$14.51	$15.35	$13.25	$11.84
Total Return*	(2.94)%	(0.36)%	19.93%	14.18%	(3.90)%
Net Assets, End of Period (in thousands)	$17,505	$23,231	$18,521	$11,935	$12,992
Average Net Assets for the Period (in thousands)	$19,056	$19,670	$14,295	$13,567	$12,693
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.37%	0.38%	0.36%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.30%	0.37%	0.33%	0.30%	0.34%
Ratio of Net Investment Income/(Loss)(2)	1.25%	2.29%	1.52%	1.88%	1.46%
Portfolio Turnover Rate	6%	19%	13%	45%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Growth

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

16	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	17

Janus Global Allocation Fund - Growth

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

18	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees

Janus Investment Fund	19

Janus Global Allocation Fund - Growth

Notes to Financial Statements

and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $2,433.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $129.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 1,012,082	$ 2,776,183	$ -	$ -	$ -	$ (551)	$ 17,395,720

20	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 222,572,551	$24,690,682	$ (7,294,962)	$ 17,395,720

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,719,221	$ 20,628,512	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,745,473	$ 8,499,849	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 202,110	$ (43,161)	$ (158,949)

Capital has been adjusted by $202,110, including $98,133 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	21

Janus Global Allocation Fund - Growth

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	206,203	$ 2,644,659	82,304	$ 1,219,042
Reinvested dividends and distributions	28,633	362,499	15,049	214,745
Shares repurchased	(104,727)	(1,362,201)	(91,595)	(1,334,946)
Net Increase/(Decrease)	130,109	$ 1,644,957	5,758	$ 98,841
Class C Shares:
Shares sold	63,520	$ 820,846	76,677	$ 1,116,402
Reinvested dividends and distributions	35,833	446,841	16,305	229,569
Shares repurchased	(103,769)	(1,297,976)	(62,064)	(896,823)
Net Increase/(Decrease)	(4,416)	$ (30,289)	30,918	$ 449,148
Class D Shares:
Shares sold	887,330	$11,523,842	1,307,405	$19,332,904
Reinvested dividends and distributions	1,547,555	19,700,376	856,609	12,283,765
Shares repurchased	(2,246,103)	(29,532,054)	(2,537,847)	(37,513,445)
Net Increase/(Decrease)	188,782	$ 1,692,164	(373,833)	$ (5,896,776)
Class I Shares:
Shares sold	102,355	$ 1,362,561	127,301	$ 1,878,602
Reinvested dividends and distributions	44,643	568,306	20,951	300,436
Shares repurchased	(251,310)	(3,188,079)	(85,962)	(1,273,593)
Net Increase/(Decrease)	(104,312)	$ (1,257,212)	62,290	$ 905,445
Class S Shares:
Shares sold	175,015	$ 2,280,265	65,045	$ 975,936
Reinvested dividends and distributions	17,756	223,546	7,546	107,225
Shares repurchased	(151,362)	(1,960,481)	(46,477)	(681,157)
Net Increase/(Decrease)	41,409	$ 543,330	26,114	$ 402,004
Class T Shares:
Shares sold	616,155	$ 8,227,966	809,079	$12,020,969
Reinvested dividends and distributions	137,747	1,752,146	65,019	931,728
Shares repurchased	(985,171)	(13,050,771)	(479,818)	(7,112,711)
Net Increase/(Decrease)	(231,269)	$ (3,070,659)	394,280	$ 5,839,986

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$13,920,666	$ 29,697,441	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Global Allocation Fund - Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Allocation Fund - Growth (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	23

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

24	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	25

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

26	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Janus Global Allocation Fund - Growth

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	37

Janus Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Global Allocation Fund - Growth

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$20,726,645
Foreign Taxes Paid	$141,874
Foreign Source Income	$1,349,516
Dividends Received Deduction Percentage	86%
Qualified Dividend Income Percentage	100%

40	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

42	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

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Janus Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Global Allocation Fund - Growth

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Growth	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Growth	1/14-Present

President, Head of Investments for Janus Capital (since 2016) and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer Equities and Asset Allocation for Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Global Allocation Fund - Growth

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48	JUNE 30, 2016

Janus Global Allocation Fund - Growth

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3602				125-02-93021 08-16

ANNUAL REPORT June 30, 2016

Janus Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Moderate

Janus Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

Broad, actively managed, global diversification that invests in an array of asset classes and geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This, coupled with access to Janus Capital Group's innovative investment expertise and solutions, should provide superior risk-adjusted returns over the long term.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Moderate’s Class T Shares returned -1.23% for the 12-month period ended June 30, 2016. This compares with a return of -3.73% for its primary benchmark, the MSCI All Country World Index, and a 1.40% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, U.S. equities recaptured much of their post-“Brexit” slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 10-year note fell to 1.47%, from 2.35%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. At the end of the period, the Fund’s allocation toward equities was 62.1%. Fixed income accounted for 30.1% and alternatives 7.8%.

Contributing most to performance was the Janus Global Bond Fund. The INTECH U.S. Managed Volatility Fund also generated positive returns, as did the Perkins Large Cap Value Fund. Detractors were led by the Janus International Equity Fund, the Janus Overseas Fund and the Janus Emerging Markets Fund.

OUTLOOK

We believe global growth will be under pressure following the UK’s unexpected decision to split from the EU; the short-term outlook for Europe and the UK looks particularly challenged. The vote has also increased the likelihood of additional central bank stimulus from the Bank of England and the European Central Bank, in our view. The Fed, which just a few months ago was signaling the possibility of a summer rate hike, possibly won’t raise rates again in 2016. Moreover, we anticipate continued volatility in the market given the upcoming U.S. election.

Although the U.S. economy has shown some recent signs of weakness – most notably the much weaker-than-

Janus Investment Fund	1

Janus Global Allocation Fund - Moderate (unaudited)

expected May nonfarm payrolls number – the U.S. consumer appears to have remained resilient.

Within fixed income, we believe that domestic opportunities continue to look more favorable than those abroad. U.S. yields may be low, but they are comparatively higher than most developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. This dynamic has resulted in strong global demand for U.S investment grade credit; however, we believe that caution in credit is warranted. Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets, 2015’s record M&A activity and multiple large leveraged buyout announcements this year suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

We foresee range bound spreads in the latter half of 2016, although with some elevated volatility.

Thank you for investing in Janus Global Allocation Fund – Moderate.

2	JUNE 30, 2016

Janus Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

June 30, 2016

Holdings - (% of Net Assets)
Janus Global Bond Fund - Class N Shares	25.8%
Janus International Equity Fund - Class N Shares	10.5
Perkins Large Cap Value Fund - Class N Shares	9.3
INTECH U.S. Managed Volatility Fund - Class N Shares	9.3
Janus Diversified Alternatives Fund - Class N Shares	7.8
INTECH International Managed Volatility Fund - Class I Shares	7.4
Janus Adaptive Global Allocation Fund - Class N Shares	5.0
Janus Short-Term Bond Fund - Class N Shares	4.3
Janus Global Real Estate Fund - Class I Shares	2.9
Janus Triton Fund - Class N Shares	2.6
Janus Overseas Fund - Class N Shares	2.5
Perkins Small Cap Value Fund - Class N Shares	2.3
Janus Emerging Markets Fund - Class I Shares	2.1
Janus Fund - Class N Shares	1.8
Janus Forty Fund - Class N Shares	1.6
Janus Twenty Fund - Class D Shares	1.4
Janus Global Research Fund - Class I Shares	1.3
Janus Contrarian Fund - Class I Shares	1.0
Janus Global Select Fund - Class I Shares	0.9
Janus Asia Equity Fund - Class I Shares	0.2

Asset Allocation - (% of Net Assets)
Equity Funds	62.1%
Fixed Income Funds	30.1%
Alternative Funds	7.8%
Other	(0.0)%
100.0%

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Janus Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-1.45%	4.67%	5.75%	5.81%	1.18%	1.18%
Class A Shares at MOP	-7.10%	3.44%	5.12%	5.21%
Class C Shares at NAV	-1.77%	3.97%	5.00%	5.06%	1.94%	1.93%
Class C Shares at CDSC	-2.67%	3.97%	5.00%	5.06%
Class D Shares(1)	-1.26%	4.84%	5.93%	6.00%	1.00%	1.00%
Class I Shares	-1.20%	4.91%	5.89%	5.96%	0.94%	0.94%
Class S Shares	-1.57%	4.49%	5.52%	5.58%	1.35%	1.35%
Class T Shares	-1.23%	4.80%	5.89%	5.96%	1.10%	1.10%
MSCI All Country World Index	-3.73%	5.38%	4.26%	4.65%
Global Moderate Allocation Index	1.40%	4.12%	4.62%	4.85%
Morningstar Quartile - Class T Shares	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	211/566	126/415	28/287	45/288

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

Janus Global Allocation Fund - Moderate (unaudited)

Performance

A Fund's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)††
Class A Shares	$1,000.00	$1,020.90	$2.36	$1,000.00	$1,022.53	$2.36	0.47%
Class C Shares	$1,000.00	$1,018.60	$4.97	$1,000.00	$1,019.94	$4.97	0.99%
Class D Shares	$1,000.00	$1,021.60	$1.31	$1,000.00	$1,023.57	$1.31	0.26%
Class I Shares	$1,000.00	$1,022.50	$1.31	$1,000.00	$1,023.57	$1.31	0.26%
Class S Shares	$1,000.00	$1,020.20	$3.11	$1,000.00	$1,021.78	$3.12	0.62%
Class T Shares	$1,000.00	$1,021.70	$1.61	$1,000.00	$1,023.27	$1.61	0.32%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 7.8%
Janus Diversified Alternatives Fund - Class N Shares	2,124,883	$21,270,081
Equity Funds – 62.1%
INTECH International Managed Volatility Fund - Class I Shares	2,551,800	20,133,706
INTECH U.S. Managed Volatility Fund - Class N Shares	2,564,676	25,210,765
Janus Adaptive Global Allocation Fund - Class N Shares	1,436,715	13,663,160
Janus Asia Equity Fund - Class I Shares	77,093	659,147
Janus Contrarian Fund - Class I Shares	163,963	2,787,364
Janus Emerging Markets Fund - Class I Shares	750,882	5,744,249
Janus Forty Fund - Class N Shares	151,146	4,437,651
Janus Fund - Class N Shares	141,153	4,854,257
Janus Global Real Estate Fund - Class I Shares	727,785	7,816,416
Janus Global Research Fund - Class I Shares	56,532	3,464,870
Janus Global Select Fund - Class I Shares	195,365	2,350,237
Janus International Equity Fund - Class N Shares	2,651,172	28,606,144
Janus Overseas Fund - Class N Shares	287,765	6,857,428
Janus Triton Fund - Class N Shares	307,084	7,038,368
Janus Twenty Fund - Class D Shares	70,982	3,776,229
Perkins Large Cap Value Fund - Class N Shares	1,627,394	25,436,169
Perkins Small Cap Value Fund - Class N Shares	321,220	6,279,850
		169,116,010
Fixed Income Funds – 30.1%
Janus Global Bond Fund - Class N Shares	7,164,521	70,427,239
Janus Short-Term Bond Fund - Class N Shares	3,828,531	11,638,735
		82,065,974
Total Investments (total cost $254,545,009) – 100.0%		272,452,065
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(94,873)
Net Assets – 100%		$272,357,192

See Notes to Schedule of Investments and Other Informationand Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

INTECH International Managed Volatility Fund - Class I Shares
2,839,590	104,142	(391,932)	2,551,800	$(51,669)	$313,816	$20,133,706
INTECH U.S. Managed Volatility Fund - Class N Shares
2,882,851	76,044	(394,219)	2,564,676	(517,611)	112,474	25,210,765
Janus Adaptive Global Allocation Fund - Class N Shares
1,617,902	40,419	(221,606)	1,436,715	(86,649)	44,666	13,663,160
Janus Asia Equity Fund - Class I Shares
83,304	5,679	(11,890)	77,093	(4,774)	1,557	659,147
Janus Contrarian Fund - Class I Shares
179,513	9,491	(25,041)	163,963	(42,520)	14,169	2,787,364
Janus Diversified Alternatives Fund - Class N Shares
2,376,614	75,370	(327,101)	2,124,883	(68,290)	13,436	21,270,081
Janus Emerging Markets Fund - Class I Shares
846,649	21,753	(117,520)	750,882	(129,529)	23,103	5,744,249
Janus Forty Fund - Class N Shares
148,297	24,818	(21,969)	151,146	(141,107)	20,654	4,437,651
Janus Fund - Class N Shares
142,892	19,052	(20,791)	141,153	83,873	92,866	4,854,257
Janus Global Bond Fund - Class N Shares
7,917,852	337,666	(1,090,997)	7,164,521	(535,927)	1,494,368	70,427,239
Janus Global Real Estate Fund - Class I Shares
766,279	70,215	(108,709)	727,785	(35,662)	318,514	7,816,416
Janus Global Research Fund - Class I Shares
63,364	1,947	(8,779)	56,532	61,214	34,045	3,464,870
Janus Global Select Fund - Class I Shares
218,307	7,484	(30,426)	195,365	27,320	33,431	2,350,237

8	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16
Janus International Equity Fund - Class N Shares
2,940,627	120,085	(409,540)	2,651,172	$(155,611)	$626,190	$28,606,144
Janus Overseas Fund - Class N Shares
310,432	21,470	(44,137)	287,765	(303,892)	391,094	6,857,428
Janus Short-Term Bond Fund - Class N Shares
4,264,929	149,498	(585,896)	3,828,531	(17,564)	166,996	11,638,735
Janus Triton Fund - Class N Shares
321,277	31,859	(46,052)	307,084	53,826	19,326	7,038,368
Janus Twenty Fund - Class D Shares
71,594	9,834	(10,446)	70,982	(22,143)	23,038	3,776,229
Perkins Large Cap Value Fund - Class N Shares
1,738,462	133,935	(245,003)	1,627,394	(419,049)	431,628	25,436,169
Perkins Small Cap Value Fund - Class N Shares
313,138	54,638	(46,556)	321,220	(62,547)	183,920	6,279,850

Total				$(2,368,311)	$4,359,291	$272,452,065

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 21,270,081	$ -	$ -
Equity Funds	169,116,010	-	-
Fixed Income Funds	82,065,974	-	-
Total Assets	$ 272,452,065	$ -	$ -

Janus Investment Fund	9

Janus Global Allocation Fund - Moderate

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost	$254,545,009
Affiliated investments, at value	272,452,065
Non-interested Trustees' deferred compensation	4,929
Receivables:
Fund shares sold	669,336
Investments sold	159,194
Dividends from affiliates	140,820
Total Assets	273,426,344
Liabilities:
Payables:	—
Fund shares repurchased	806,854
Investments purchased	140,814
Transfer agent fees and expenses	39,235
Professional fees	26,167
12b-1 Distribution and shareholder servicing fees	11,116
Advisory fees	7,502
Non-interested Trustees' deferred compensation fees	4,929
Non-interested Trustees' fees and expenses	1,880
Accrued expenses and other payables	30,655
Total Liabilities	1,069,152
Net Assets	$272,357,192
Net Assets Consist of:
Capital (par value and paid-in surplus)	$253,453,538
Undistributed net investment income/(loss)	1,418,972
Undistributed net realized gain/(loss) from investments	(423,622)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	17,908,304
Total Net Assets	$272,357,192
Net Assets - Class A Shares	$13,910,574
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,139,938
Net Asset Value Per Share(1)	$12.20
Maximum Offering Price Per Share(2)	$12.94
Net Assets - Class C Shares	$9,431,740
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	784,937
Net Asset Value Per Share(1)	$12.02
Net Assets - Class D Shares	$222,254,162
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,095,837
Net Asset Value Per Share	$12.28
Net Assets - Class I Shares	$3,740,307
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	304,631
Net Asset Value Per Share	$12.28
Net Assets - Class S Shares	$2,574,474
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	212,462
Net Asset Value Per Share	$12.12
Net Assets - Class T Shares	$20,445,935
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,669,129
Net Asset Value Per Share	$12.25

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends from affiliates	$4,359,291
Total Investment Income	4,359,291
Expenses:
Advisory fees	141,607
12b-1Distribution and shareholder servicing fees:
Class A Shares	33,460
Class C Shares	60,917
Class S Shares	7,318
Transfer agent administrative fees and expenses:
Class D Shares	275,253
Class S Shares	7,318
Class T Shares	56,507
Transfer agent networking and omnibus fees:
Class A Shares	10,170
Class C Shares	7,556
Class I Shares	4,361
Other transfer agent fees and expenses:
Class A Shares	1,272
Class C Shares	1,262
Class D Shares	48,258
Class I Shares	240
Class S Shares	50
Class T Shares	393
Registration fees	84,847
Shareholder reports expense	75,546
Professional fees	32,487
Non-interested Trustees’ fees and expenses	7,113
Other expenses	16,494
Total Expenses	872,429
Less: Excess Expense Reimbursement	(47,594)
Net Expenses	824,835
Net Investment Income/(Loss)	3,534,456
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(2,368,311)
Capital gain distributions from underlying funds	4,177,465
Total Net Realized Gain/(Loss) on Investments	1,809,154
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(10,049,369)
Total Change in Unrealized Net Appreciation/Depreciation	(10,049,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,705,759)

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$3,534,456	$8,741,030
Net realized gain/(loss) on investments	1,809,154	23,023,268
Change in unrealized net appreciation/depreciation	(10,049,369)	(34,183,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,705,759)	(2,419,071)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(134,092)	(366,391)
Class C Shares	(59,644)	(183,738)
Class D Shares	(2,610,930)	(6,542,960)
Class I Shares	(49,942)	(145,598)
Class S Shares	(22,260)	(64,777)
Class T Shares	(247,335)	(626,732)
Total Dividends from Net Investment Income	(3,124,203)	(7,930,196)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,010,723)	(359,972)
Class C Shares	(805,324)	(262,309)
Class D Shares	(16,630,201)	(6,226,887)
Class I Shares	(303,215)	(135,007)
Class S Shares	(205,714)	(70,021)
Class T Shares	(1,621,255)	(601,152)
Total Distributions from Net Realized Gain from Investment Transactions	(20,576,432)	(7,655,348)
Net Decrease from Dividends and Distributions to Shareholders	(23,700,635)	(15,585,544)
Capital Share Transactions:
Class A Shares	389,796	4,113,984
Class C Shares	(1,103,548)	1,180,021
Class D Shares	(5,918,985)	(10,370,655)
Class I Shares	(482,542)	(400,353)
Class S Shares	(390,534)	824,901
Class T Shares	(2,497,524)	3,375,481
Net Increase/(Decrease) from Capital Share Transactions	(10,003,337)	(1,276,621)
Net Increase/(Decrease) in Net Assets	(38,409,731)	(19,281,236)
Net Assets:
Beginning of period	310,766,923	330,048,159
End of period	$272,357,192	$310,766,923

Undistributed Net Investment Income/(Loss)	$1,418,972	$1,132,617

See Notes to Financial Statements.

12	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$13.49	$14.29	$12.58		$12.21	$12.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.37(1)	0.21(1)		0.32	0.24
Net realized and unrealized gain/(loss)	(0.35)	(0.50)	1.88		0.97	(0.31)
Total from Investment Operations	(0.21)	(0.13)	2.09		1.29	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.34)	(0.23)		(0.31)	(0.29)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)		(0.61)	—
Total Dividends and Distributions	(1.08)	(0.67)	(0.38)		(0.92)	(0.29)
Net Asset Value, End of Period	$12.20	$13.49	$14.29		$12.58	$12.21
Total Return*	(1.45)%	(0.87)%	16.79%		10.67%	(0.41)%
Net Assets, End of Period (in thousands)	$13,911	$14,913	$11,593		$8,913	$5,720
Average Net Assets for the Period (in thousands)	$13,573	$13,942	$9,885		$6,850	$5,484
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.44%	0.44%	0.43%		0.41%	0.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.44%	0.44%	0.43%		0.41%	0.42%
Ratio of Net Investment Income/(Loss)(2)	1.13%	2.71%	1.53%		1.97%	1.98%
Portfolio Turnover Rate	5%	21%	11%		64%	18%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.29	$14.08	$12.40	$12.02	$12.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.24(1)	0.11(1)	0.18	0.15
Net realized and unrealized gain/(loss)	(0.35)	(0.47)	1.85	0.99	(0.32)
Total from Investment Operations	(0.25)	(0.23)	1.96	1.17	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.23)	(0.13)	(0.18)	(0.27)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(1.02)	(0.56)	(0.28)	(0.79)	(0.27)
Net Asset Value, End of Period	$12.02	$13.29	$14.08	$12.40	$12.02
Total Return*	(1.77)%	(1.58)%	15.92%	9.78%	(1.27)%
Net Assets, End of Period (in thousands)	$9,432	$11,648	$11,120	$9,480	$8,397
Average Net Assets for the Period (in thousands)	$10,518	$11,146	$10,017	$8,442	$7,945
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.77%	1.20%	1.14%	1.18%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.77%	1.20%	1.14%	1.18%	1.26%
Ratio of Net Investment Income/(Loss)(2)	0.78%	1.76%	0.86%	1.23%	1.10%
Portfolio Turnover Rate	5%	21%	11%	64%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.57	$14.36	$12.63	$12.27	$12.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.38(1)	0.24(1)	0.30	0.26
Net realized and unrealized gain/(loss)	(0.35)	(0.49)	1.89	1.00	(0.31)
Total from Investment Operations	(0.19)	(0.11)	2.13	1.30	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.35)	(0.25)	(0.33)	(0.30)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(1.10)	(0.68)	(0.40)	(0.94)	(0.30)
Net Asset Value, End of Period	$12.28	$13.57	$14.36	$12.63	$12.27
Total Return*	(1.26)%	(0.71)%	17.04%	10.71%	(0.27)%
Net Assets, End of Period (in thousands)	$222,254	$251,092	$276,135	$247,153	$228,415
Average Net Assets for the Period (in thousands)	$229,378	$264,375	$261,560	$241,398	$224,382
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.26%	0.26%	0.25%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.26%	0.26%	0.25%	0.26%
Ratio of Net Investment Income/(Loss)(2)	1.28%	2.75%	1.77%	2.24%	2.10%
Portfolio Turnover Rate	5%	21%	11%	64%	18%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.57	$14.36	$12.63	$12.27	$12.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.40(1)	0.26(1)	0.31	0.26
Net realized and unrealized gain/(loss)	(0.35)	(0.50)	1.87	1.00	(0.29)
Total from Investment Operations	(0.18)	(0.10)	2.13	1.31	(0.03)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.36)	(0.25)	(0.34)	(0.30)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(1.11)	(0.69)	(0.40)	(0.95)	(0.30)
Net Asset Value, End of Period	$12.28	$13.57	$14.36	$12.63	$12.27
Total Return*	(1.20)%	(0.65)%	17.10%	10.80%	(0.12)%
Net Assets, End of Period (in thousands)	$3,740	$4,684	$5,384	$5,441	$5,640
Average Net Assets for the Period (in thousands)	$4,214	$5,525	$5,595	$5,730	$5,003
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.20%	0.22%	0.18%	0.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.20%	0.22%	0.18%	0.17%
Ratio of Net Investment Income/(Loss)(2)	1.36%	2.86%	1.89%	2.38%	2.18%
Portfolio Turnover Rate	5%	21%	11%	64%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.40	$14.19	$12.49	$12.14	$12.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.32(1)	0.19(1)	0.29	0.24
Net realized and unrealized gain/(loss)	(0.34)	(0.47)	1.85	0.97	(0.34)
Total from Investment Operations	(0.23)	(0.15)	2.04	1.26	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.31)	(0.19)	(0.30)	(0.28)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(1.05)	(0.64)	(0.34)	(0.91)	(0.28)
Net Asset Value, End of Period	$12.12	$13.40	$14.19	$12.49	$12.14
Total Return*	(1.57)%	(1.03)%	16.53%	10.44%	(0.64)%
Net Assets, End of Period (in thousands)	$2,574	$3,234	$2,580	$3,139	$1,595
Average Net Assets for the Period (in thousands)	$2,927	$3,017	$2,839	$2,429	$1,042
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.61%	0.61%	0.61%	0.60%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)(2)	0.88%	2.31%	1.40%	1.88%	1.88%
Portfolio Turnover Rate	5%	21%	11%	64%	18%

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.53	$14.33	$12.61	$12.25	$12.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.37(1)	0.23(1)	0.27	0.32
Net realized and unrealized gain/(loss)	(0.34)	(0.49)	1.88	1.03	(0.38)
Total from Investment Operations	(0.18)	(0.12)	2.11	1.30	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.35)	(0.24)	(0.33)	(0.29)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(1.10)	(0.68)	(0.39)	(0.94)	(0.29)
Net Asset Value, End of Period	$12.25	$13.53	$14.33	$12.61	$12.25
Total Return*	(1.23)%	(0.80)%	16.96%	10.67%	(0.33)%
Net Assets, End of Period (in thousands)	$20,446	$25,197	$23,236	$17,314	$15,651
Average Net Assets for the Period (in thousands)	$22,603	$24,674	$20,305	$15,843	$19,099
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.36%	0.36%	0.36%	0.35%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.36%	0.30%	0.30%	0.31%
Ratio of Net Investment Income/(Loss)(2)	1.27%	2.69%	1.72%	2.15%	2.12%
Portfolio Turnover Rate	5%	21%	11%	64%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

16	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Notes to Financial Statements

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

Janus Investment Fund	17

Janus Global Allocation Fund - Moderate

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least May 1, 2017. The previous expense limit (until May 1, 2016) was 0.12% of the Portfolio's average daily net assets. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees

18	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Notes to Financial Statements

with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to

Janus Investment Fund	19

Janus Global Allocation Fund - Moderate

Notes to Financial Statements

compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $4,754.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,029.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 1,423,901	$ 1,731,918	$ -	$ -	$ -	$ (3,682)	$ 15,751,517

20	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 256,700,548	$22,844,704	$ (7,093,187)	$ 15,751,517

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,124,293	$ 20,576,342	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,930,093	$ 7,655,451	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 186,702	$ (123,898)	$ (62,804)

Capital has been adjusted by $186,702, including $62,892 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	21

Janus Global Allocation Fund - Moderate

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	197,029	$ 2,467,153	416,046	$ 5,803,532
Reinvested dividends and distributions	81,290	977,102	45,994	617,695
Shares repurchased	(243,862)	(3,054,459)	(167,795)	(2,307,243)
Net Increase/(Decrease)	34,457	$ 389,796	294,245	$ 4,113,984
Class C Shares:
Shares sold	115,485	$ 1,430,044	223,423	$ 3,038,977
Reinvested dividends and distributions	64,207	762,140	30,166	400,307
Shares repurchased	(271,438)	(3,295,732)	(166,612)	(2,259,263)
Net Increase/(Decrease)	(91,746)	$ (1,103,548)	86,977	$ 1,180,021
Class D Shares:
Shares sold	1,020,630	$12,643,738	1,478,785	$ 20,497,710
Reinvested dividends and distributions	1,575,736	19,050,653	938,961	12,666,586
Shares repurchased	(3,004,324)	(37,613,376)	(3,146,451)	(43,534,951)
Net Increase/(Decrease)	(407,958)	$ (5,918,985)	(728,705)	$(10,370,655)
Class I Shares:
Shares sold	219,592	$ 2,801,706	94,818	$ 1,326,529
Reinvested dividends and distributions	28,616	345,683	20,466	276,081
Shares repurchased	(288,758)	(3,629,931)	(145,092)	(2,002,963)
Net Increase/(Decrease)	(40,550)	$ (482,542)	(29,808)	$ (400,353)
Class S Shares:
Shares sold	66,413	$ 815,921	70,315	$ 980,132
Reinvested dividends and distributions	19,077	227,974	10,097	134,798
Shares repurchased	(114,320)	(1,434,429)	(20,883)	(290,029)
Net Increase/(Decrease)	(28,830)	$ (390,534)	59,529	$ 824,901
Class T Shares:
Shares sold	840,708	$10,413,057	1,084,719	$ 14,991,410
Reinvested dividends and distributions	150,601	1,816,245	89,132	1,199,717
Shares repurchased	(1,184,084)	(14,726,826)	(933,237)	(12,815,646)
Net Increase/(Decrease)	(192,775)	$ (2,497,524)	240,614	$ 3,375,481

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$15,106,985	$ 41,101,222	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Global Allocation Fund - Moderate:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Allocation Fund - Moderate (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	23

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	25

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

26	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	27

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	29

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	35

Janus Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	37

Janus Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Global Allocation Fund - Moderate

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Global Allocation Fund - Moderate

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$20,639,234
Foreign Taxes Paid	$119,535
Foreign Source Income	$1,141,654
Dividends Received Deduction Percentage	56%
Qualified Dividend Income Percentage	100%

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Janus Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	41

Janus Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	43

Janus Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

44	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	45

Janus Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

46	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Moderate	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Moderate	1/14-Present

President, Head of Investments for Janus Capital (since 2016) and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer Equities and Asset Allocation for Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	47

Janus Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48	JUNE 30, 2016

Janus Global Allocation Fund - Moderate

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3601				125-02-93022 08-16

ANNUAL REPORT June 30, 2016

Janus Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Bond Fund

Janus Global Bond Fund (unaudited)

FUND SNAPSHOT

We believe a fundamentally driven, corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.

Ryan Myerberg co-portfolio manager	Christopher Diaz co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2016, Janus Global Bond Fund’s Class I Shares returned 4.85% compared with 8.87% for the Fund’s primary benchmark, the Barclays Global Aggregate Bond Index, and 5.89% for the Fund's secondary benchmark, the Barclays Global Aggregate Corporate Index.

MARKET ENVIRONMENT

A steady stream of volatility flooded fixed income markets over the 12 months ending June 30, 2016. A slowdown in China’s growth prospects weighed on investor sentiment in the latter half of 2015, and into the new year. This contributed, in part, to the U.S. Federal Reserve’s (Fed) delay in raising rates at its September meeting, although an initial increase ultimately occurred in December. Continued lethargy from China brought on weakness in commodity-related sectors and fears of recession in early 2016. Risk assets lost ground, and crude oil prices dipped to multi-year lows as investors flocked to safe-haven assets, such as Treasurys. In a sharp reversal, risk assets rallied and crude prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. In June, however, market participants met with two surprises. First, June’s probable interest rate hike by the Fed was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the UK opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected result, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

A number of sovereign curves flattened over the period, including that of the U.S., UK, Germany and Japan, with long-term rates falling significantly across most developed nations. In both Germany and Japan, rates fell into negative territory across multiple tenors of their respective curves. The yield on the 10-year U.S. Treasury note fell to 1.47%, from 2.35%. The yield on the 10-year bund ended June at
-0.13%, down from 0.76%. Although global investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark for the period. Currency exposure was a leading detractor on a relative basis, particularly our exposure to the euro and the British pound. Concerns over the British referendum on EU membership generally made the pound and UK holdings of any kind less desirable during the period. Our bearish view and corresponding underweight to the euro weighed on performance as the currency ultimately appreciated during the period. We maintained an overweight to European duration, because we believed in the longer term need for further intervention by the European Central Bank (ECB) – no matter the outcome of the UK’s vote; this positioning partially offset our currency exposure. Exposure to the Canadian dollar aided relative results.

One sovereign issuer that negatively impacted performance was Japan. During the period, the Bank of Japan implemented a negative interest rate policy, leading Japan’s sovereign yield curve to flatten across all tenors. Yields continued to fall, some into negative territory, as government bond prices were bid up by investors seeking safety, particularly in the last six months. The Fund’s zero-weighting in Japanese government debt, a major benchmark component, weighed on relative performance as a result.

Our exposure to Ireland’s government debt contributed on a relative basis, primarily as a result of our yield curve positioning. We have a favorable outlook on Ireland, which has undertaken meaningful governmental and market

Janus Investment Fund	1

Janus Global Bond Fund (unaudited)

reforms as they have fought to emerge from Europe’s debt crisis. Budgets have been rationalized and growth-friendly initiatives have been implemented, serving as a template for other countries within the region still searching for a path to stability and market trust.

On a market segment basis, our positioning in commercial mortgage-backed securities (CMBS) was a drag on relative performance. We were overweight the asset class and focused on higher yielding, shorter duration issues. The floating rate nature of the securities we own did not participate as rates rallied on the long end of most sovereign curves, although this was partially offset by spread carry – a measure of excess income generated by our holdings in the segment. Our cash position also weighed on results. Cash is not used as a strategy within the Fund but is a residual of our fundamental, bottom-up investment process. Our positioning in government related securities was additive on a relative basis, as was our out-of-index exposure to Treasury Inflation-Protected Securities (TIPS).

Our corporate credit positioning was a relative detractor. Particularly, our security selection in high-yield, which we consider to be more conservative in nature, did not keep pace with the lower quality rally in the latter half of the period. Spread carry generated by our corporate credit holdings partially offset security selection. Leading relative detractors at the sector level included technology and pharmaceuticals, while contributors included food and beverages and diversified manufacturing.

Underperformance in technology was largely a function of security selection, including our exposure to Seagate Technology. The company has been negatively impacted by the decline in hard disk year-over-year demand. We invested in the hard disk manufacturer in 2014 due to its conservative balance sheet philosophy and leading position in an industry that had undergone consolidation. These factors contributed to the credit crossing over from high-yield to investment-grade as a rising star. Fundamental headwinds within the industry resulted in our reduction of the position.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe the UK’s unexpected decision to split from the EU will have lasting effects on the markets and that unknowns surrounding the outlook for the UK will present challenges in the near future. Longer term, the future of the EU hangs in the balance as other member countries will likely be emboldened to stand up to the confines of Brussels. Heightened political risk in the UK and throughout Europe will likely be a source of further volatility for some time. Moreover, we expect the upcoming U.S. election to add additional turbulence in the months to come.

In the near term, U.S. dollar safe-haven status will likely drive the value of the dollar higher, making U.S. growth more difficult. The Fed, in our view, will have a difficult time raising rates for the balance of 2016, and we believe further quantitative easing by other large central banks – particularly the Bank of England and the European Central Bank – is likely in the face of current challenges. We are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets and an increasing default rate suggest the U.S. remains in the late innings of the credit cycle. Europe appears to be further behind the U.S. in the credit cycle. While absolute yields in Europe are extremely low, stronger fundamentals make European credit relatively more attractive, in our view. We are, however, cognizant of the growing risks in the region’s banking sector, specifically in peripheral Europe.

Globally, our focus remains on higher quality issuers with balance sheet liquidity, strong free-cash-flow generation potential and a commitment to deleveraging. We foresee range bound spreads in the latter half of 2016. Volatility is likely to remain elevated, and break-evens are tight, making security avoidance, in our opinion, all the more important in the months to come. Our defensive posture remains intact, as we seek to deliver on our central tenets of capital preservation and strong risk-adjusted returns.

Thank you for investing in Janus Global Bond Fund.

2	JUNE 30, 2016

Janus Global Bond Fund (unaudited)

Fund At A Glance

June 30, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.83%	0.85%
Class A Shares MOP	0.79%	0.81%
Class C Shares**	0.11%	0.14%
Class D Shares	0.98%	1.05%
Class I Shares	1.13%	1.16%
Class N Shares	1.18%	1.21%
Class S Shares	0.69%	0.72%
Class T Shares	0.94%	0.96%
Weighted Average Maturity		9.2 Years
Average Effective Duration***		6.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.5%
AA	30.0%
A	12.1%
BBB	24.8%
BB	3.4%
B	1.9%
CCC	0.5%
Not Rated	22.5%
Other	4.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	32.6%
Corporate Bonds	26.2%
Asset-Backed/Commercial Mortgage-Backed Securities	13.6%
U.S. Treasury Notes/Bonds	13.2%
Inflation-Indexed Bonds	5.1%
U.S. Government Agency Notes	2.7%
Investment Companies	2.6%
Bank Loans and Mezzanine Loans	1.4%
Other	2.6%
100.0%

Emerging markets comprised 6.3% of total net assets.

Janus Investment Fund	3

Janus Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016				per the October 28, 2015 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	4.47%	2.70%	3.36%	1.04%	0.98%
Class A Shares at MOP	-0.51%	1.70%	2.45%
Class C Shares at NAV	3.71%	1.93%	2.61%	1.81%	1.74%
Class C Shares at CDSC	2.71%	1.93%	2.61%
Class D Shares(1)	4.67%	2.84%	3.50%	0.89%	0.82%
Class I Shares	4.85%	2.98%	3.62%	0.80%	0.74%
Class N Shares	4.84%	2.88%	3.50%	0.70%	0.66%
Class S Shares	4.72%	2.66%	3.32%	1.19%	1.16%
Class T Shares	4.59%	2.76%	3.42%	0.96%	0.91%
Barclays Global Aggregate Bond Index	8.87%	1.77%	2.68%
Barclays Global Aggregate Corporate Bond Index	5.89%	3.32%	4.26%
Morningstar Quartile - Class I Shares	3rd	2nd	2nd
Morningstar Ranking - based on total returns for World Bond Funds	203/373	84/298	80/287

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

Janus Global Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Christopher Diaz and Ryan Myerberg are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,058.20	$5.12	$1,000.00	$1,019.89	$5.02	1.00%
Class C Shares	$1,000.00	$1,054.50	$8.68	$1,000.00	$1,016.41	$8.52	1.70%
Class D Shares	$1,000.00	$1,060.20	$4.20	$1,000.00	$1,020.79	$4.12	0.82%
Class I Shares	$1,000.00	$1,060.70	$3.79	$1,000.00	$1,021.18	$3.72	0.74%
Class N Shares	$1,000.00	$1,060.00	$3.33	$1,000.00	$1,021.63	$3.27	0.65%
Class S Shares	$1,000.00	$1,058.10	$5.12	$1,000.00	$1,019.89	$5.02	1.00%
Class T Shares	$1,000.00	$1,058.70	$4.56	$1,000.00	$1,020.44	$4.47	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus Global Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 13.6%
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	$221,000		$224,805
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	391,000		395,564
Aventura Mall Trust 2013-AVM, 3.8674%, 12/5/32 (144A)‡	440,000		441,268
BHMS 2014-ATLS Mortgage Trust, 3.4631%, 7/5/33 (144A)‡	1,388,000		1,324,670
Broadgate Financing PLC, 1.5475%, 1/5/22‡	723,438	GBP	928,482
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	158,000		160,168
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	201,115		208,044
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	526,000		500,379
DECO 12-UK 4 PLC, 0.7809%, 1/27/20‡	1,009,459	GBP	1,309,744
DECO 12-UK 4 PLC, 0.8609%, 1/27/20‡	2,385,365	GBP	3,046,884
DECO 2012-MHILL, Ltd., 2.8621%, 7/28/21‡	1,950,000	GBP	2,588,713
DECO 2012-MHILL, Ltd., 2.8621%, 7/28/21‡	1,080,000	GBP	1,437,775
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	898,485		912,699
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6533%, 3/25/25‡	646,000		648,654
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	748,807		694,371
GS Mortgage Securities Corp. II, 3.5495%, 12/10/27 (144A)‡	680,000		650,832
Hilton USA Trust 2013-HLT, 4.6017%, 11/5/30 (144A)‡	200,000		201,256
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.2421%, 1/15/32 (144A)‡	303,000		300,909
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3921%, 1/15/32 (144A)‡	305,000		300,601
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.1921%, 7/15/36 (144A)‡	133,000		132,917
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.9421%, 7/15/36 (144A)‡	403,000		399,470
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	310,000		298,445
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	156,000		156,856
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	150,275		152,427
Leek Finance Number Eighteen PLC, 0.7250%, 9/21/38‡	1,300,000	EUR	1,421,743
London & Regional Debt Securitisation No 2 PLC, 5.8878%, 10/15/18‡	1,960,211	GBP	2,619,752
Nemus II Arden PLC, 0.8208%, 2/15/20‡	1,812,226	GBP	2,368,692
Residential Mortgage Securities 28 PLC, 2.2219%, 6/15/46‡	1,579,000	GBP	1,969,268
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	276,000		277,285
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		439,517
Scandinavian Consumer Loans IV, 3.5900%, 1/15/37‡	16,100,000	NOK	1,923,390
Shenton Aircraft Investment I, Ltd., 4.7500%, 10/15/42 (144A)	1,525,144		1,495,833
Sierra Timeshare 2016-1 Receivables Funding LLC, 3.6700%, 3/21/33 (144A)	657,828		671,165
Starwood Retail Property Trust 2014-STAR, 3.6921%, 11/15/27 (144A)‡	3,330,900		3,148,661
Starwood Retail Property Trust 2014-STAR, 4.5921%, 11/15/27 (144A)‡	439,000		409,009
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	609,000		616,430
Trinity Square 2015-1 PLC, 1.9878%, 7/15/51 (144A)‡	1,370,000	GBP	1,680,566
Ulysses European Loan Conduit No 27 PLC, 0.8211%, 7/25/17‡	1,006,000	GBP	1,278,349
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,379,575		1,387,163
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $43,747,531)			39,122,756
Bank Loans and Mezzanine Loans – 1.4%
Communications – 0.2%
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	663,337		663,341
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	600,185		594,183
Industrial – 0.7%
American Builders & Contractors Supply Co., Inc., 3.5000%, 4/16/20‡	1,942,973		1,936,502
Technology – 0.3%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	726,180		726,521
Total Bank Loans and Mezzanine Loans (cost $3,922,439)			3,920,547
Corporate Bonds – 26.2%
Banking – 3.2%
ABN AMRO Bank NV, 4.7500%, 7/28/25 (144A)	1,377,000		1,429,436
Allied Irish Banks PLC, 4.1250%, 11/26/25‡	644,000	EUR	664,451
BPCE SA, 4.8750%, 4/1/26 (144A)	666,000		683,287

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Citizens Financial Group, Inc., 4.3000%, 12/3/25	$703,000		$739,943
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,712,593
Morgan Stanley, 4.8750%, 11/1/22	251,000		274,859
UBS AG, 4.7500%, 5/22/23‡	1,345,000		1,371,900
UBS Group Funding Jersey, Ltd., 3.0000%, 4/15/21 (144A)	1,350,000		1,376,932
			9,253,401
Basic Industry – 0.9%
Albemarle Corp., 1.8750%, 12/8/21	1,407,000	EUR	1,610,944
Albemarle Corp., 4.1500%, 12/1/24	229,000		239,790
Alcoa, Inc., 5.1250%, 10/1/24	821,000		818,948
			2,669,682
Brokerage – 2.5%
E*TRADE Financial Corp., 5.3750%, 11/15/22	328,000		346,040
E*TRADE Financial Corp., 4.6250%, 9/15/23	1,118,000		1,131,975
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	571,000		619,001
Lazard Group LLC, 4.2500%, 11/14/20	764,000		813,208
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	533,000		556,319
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	577,000		510,028
Raymond James Financial, Inc., 5.6250%, 4/1/24	1,677,000		1,917,656
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	707,000		736,634
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	588,000		629,884
			7,260,745
Capital Goods – 1.3%
Ball Corp., 4.3750%, 12/15/23	1,293,000	EUR	1,545,896
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		633,000
Martin Marietta Materials, Inc., 1.7311%, 6/30/17‡	639,000		636,985
Mohawk Industries, Inc., 2.0000%, 1/14/22	748,000	EUR	861,627
			3,677,508
Communications – 3.1%
British Telecommunications PLC, 1.1250%, 3/10/23	1,740,000	EUR	1,965,582
Charter Communications Operating LLC / Charter Communications Operating
Capital,4.9080%, 7/23/25 (144A)	1,618,000		1,768,963
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	750,000	EUR	875,592
Sirius XM Radio, Inc., 5.2500%, 8/15/22 (144A)†	1,368,000		1,439,820
TDF Infrastructure SAS, 2.5000%, 4/7/26	1,200,000	EUR	1,380,593
Telefonica Emisiones SAU, 1.4600%, 4/13/26	1,200,000	EUR	1,346,280
			8,776,830
Consumer Cyclical – 4.7%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	804,000		810,030
Daimler AG, 1.4000%, 1/12/24	1,250,000	EUR	1,480,740
DR Horton, Inc., 3.7500%, 3/1/19†	493,000		500,395
Expedia, Inc., 2.5000%, 6/3/22	1,569,000	EUR	1,787,657
FCA Capital Ireland PLC, 1.2500%, 9/23/20	1,225,000	EUR	1,366,114
FCE Bank PLC, 1.6150%, 5/11/23	873,000	EUR	990,359
Ford Motor Credit Co LLC, 3.2000%, 1/15/21	820,000		844,669
Ford Motor Credit Co. LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,161,500
General Motors Co., 4.8750%, 10/2/23	640,000		681,306
General Motors Financial Co., Inc., 3.1000%, 1/15/19	603,000		616,000
Schaeffler Finance BV, 3.2500%, 5/15/19	714,000	EUR	802,154
Schaeffler Finance BV, 3.5000%, 5/15/22	698,000	EUR	792,775
ZF North America Capital, Inc., 4.5000%, 4/29/22 (144A)	700,000		709,625
			13,543,324
Consumer Non-Cyclical – 1.8%
Actavis Funding SCS, 3.0000%, 3/12/20	925,000		953,979
Actavis Funding SCS, 4.5500%, 3/15/35	589,000		605,328
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21†	392,000		406,510
Anheuser-Busch InBev Finance, Inc., 3.3000%, 2/1/23	1,042,000		1,097,924

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Janus Global Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Anheuser-Busch InBev Finance, Inc., 4.9000%, 2/1/46	$663,000		$776,931
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	448,000		465,222
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	385,000		408,893
Kraft Heinz Foods Co., 3.0000%, 6/1/26 (144A)	224,000		225,832
Newell Brands, Inc., 3.1500%, 4/1/21	180,000		187,521
Newell Brands, Inc., 5.3750%, 4/1/36	121,000		139,914
			5,268,054
Energy – 2.4%
Anadarko Petroleum Corp., 4.8500%, 3/15/21	360,000		381,821
Anadarko Petroleum Corp., 5.5500%, 3/15/26	438,000		483,675
Cimarex Energy Co., 4.3750%, 6/1/24	215,000		224,835
ConocoPhillips Co., 4.9500%, 3/15/26	1,009,000		1,144,127
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	1,895,000		2,021,950
Hess Corp., 8.1250%, 2/15/19	867,000		966,193
Total SA, 2.2500%†,µ	1,148,000	EUR	1,229,962
Total SA, 2.6250%µ	299,000	EUR	307,410
			6,759,973
Financial – 1.0%
Kennedy Wilson Europe Real Estate PLC, 3.9500%, 6/30/22	973,000	GBP	1,304,512
Kennedy Wilson Europe Real Estate PLC, 3.2500%, 11/12/25	1,400,000	EUR	1,584,952
			2,889,464
Industrial – 0.6%
CK Hutchison Finance 16, Ltd., 1.2500%, 4/6/23	1,460,000	EUR	1,623,588
Insurance – 1.3%
Berkshire Hathaway, Inc., 1.3000%, 3/15/24	1,247,000	EUR	1,433,990
Berkshire Hathaway, Inc., 2.1500%, 3/15/28	1,247,000	EUR	1,494,138
Primerica, Inc., 4.7500%, 7/15/22	861,000		947,768
			3,875,896
Real Estate Investment Trusts (REITs) – 0.5%
Prologis International Funding II SA, 1.8760%, 4/17/25	1,254,000	EUR	1,441,774
Technology – 2.9%
Cadence Design Systems, Inc., 4.3750%, 10/15/24	712,000		735,683
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	454,000		502,820
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	1,156,000		1,312,324
Seagate HDD Cayman, 4.7500%, 6/1/23	157,000		132,703
Seagate HDD Cayman, 4.7500%, 1/1/25	1,259,000		996,184
Seagate HDD Cayman, 4.8750%, 6/1/27	589,000		427,761
Trimble Navigation, Ltd., 4.7500%, 12/1/24	1,367,000		1,425,039
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	1,396,000		1,399,789
Verisk Analytics, Inc., 5.8000%, 5/1/21	622,000		713,405
Verisk Analytics, Inc., 5.5000%, 6/15/45	743,000		764,069
			8,409,777
Total Corporate Bonds (cost $74,777,428)			75,450,016
Foreign Government Bonds – 32.6%
Australia Government Bond, 5.7500%, 5/15/21	3,233,000	AUD	2,870,746
Australia Government Bond, 4.2500%, 4/21/26	4,271,000	AUD	3,823,733
Australia Government Bond, 2.7500%, 6/21/35	1,971,000	AUD	1,517,489
Belgium Government Bond, 1.6000%, 6/22/47 (144A)	1,313,000	EUR	1,670,561
Bundesrepublik Deutschland, 2.5000%, 8/15/46	856,000	EUR	1,526,663
France Government Bond OAT, 0.5000%, 5/25/25	4,978,000	EUR	5,731,635
France Government Bond OAT, 3.2500%, 5/25/45	1,730,000	EUR	3,044,752
Ireland Government Bond, 3.9000%, 3/20/23	1,234,000	EUR	1,708,636
Ireland Government Bond, 3.4000%, 3/18/24	283,000	EUR	387,451
Italy Buoni Poliennali Del Tesoro, 4.5000%, 3/1/24	4,012,000	EUR	5,609,223
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/44 (144A)	435,000	EUR	726,694
Mexican Bonos, 4.7500%, 6/14/18	54,210,000	MXN	2,958,323
Mexican Bonos, 5.0000%, 12/11/19	55,198,000	MXN	2,995,887
Mexican Bonos, 5.7500%, 3/5/26	78,639,000	MXN	4,248,948
Mexican Bonos, 7.7500%, 11/13/42	59,310,000	MXN	3,734,103

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts			Value
Foreign Government Bonds – (continued)
Netherlands Government Bond, 2.7500%, 1/15/47 (144A)	818,000	EUR	$1,484,731
New Zealand Government Bond, 5.0000%, 3/15/19	7,565,000	NZD	5,818,060
New Zealand Government Bond, 3.0000%, 4/15/20	2,512,000	NZD	1,854,711
New Zealand Government Bond, 5.5000%, 4/15/23	13,392,000	NZD	11,616,014
New Zealand Government Bond, 4.5000%, 4/15/27	2,671,000	NZD	2,290,875
Poland Government Bond, 3.7500%, 4/25/18	7,922,000	PLN	2,082,855
Poland Government Bond, 2.5000%, 7/25/26	2,895,000	PLN	708,430
Portugal Obrigacoes do Tesouro OT, 4.4500%, 6/15/18 (144A)	963,000	EUR	1,147,620
Portugal Obrigacoes do Tesouro OT, 4.7500%, 6/14/19 (144A)	1,891,000	EUR	2,314,157
Spain Government Bond, 4.8500%, 10/31/20 (144A)	1,103,000	EUR	1,474,059
Spain Government Bond, 5.5000%, 4/30/21 (144A)	604,000	EUR	841,413
Spain Government Bond, 5.1500%, 10/31/44 (144A)	428,000	EUR	760,829
Sweden Government Bond, 5.0000%, 12/1/20	13,825,000	SEK	2,035,295
Sweden Government Bond, 1.5000%, 11/13/23	12,460,000	SEK	1,649,302
Sweden Government Bond, 1.0000%, 11/12/26	33,025,000	SEK	4,188,816
United Kingdom Gilt, 2.2500%, 9/7/23	2,237,961	GBP	3,302,553
United Kingdom Gilt, 2.0000%, 9/7/25	536,000	GBP	781,481
United Kingdom Gilt, 1.5000%, 7/22/26	970,000	GBP	1,347,163
United Kingdom Gilt, 3.2500%, 1/22/44	1,492,000	GBP	2,649,205
United Kingdom Gilt, 3.5000%, 1/22/45	781,000	GBP	1,447,329
United Kingdom Gilt, 4.2500%, 12/7/46	632,000	GBP	1,347,691
Total Foreign Government Bonds (cost $94,965,775)			93,697,433
Inflation-Indexed Bonds – 5.1%
Italy Buoni Poliennali Del Tesoro, 3.1000%, 9/15/26	2,031,272	EUR	2,787,348
U.S. Treasury Inflation Indexed Bond, 0.6250%, 1/15/26ÇÇ	$4,052,290		4,267,199
U.S. Treasury Inflation Indexed Bond, 0.7500%, 2/15/45ÇÇ	6,047,593		6,073,344
U.S. Treasury Inflation Indexed Bond, 1.0000%, 2/15/46ÇÇ	1,393,276		1,504,157
Total Inflation-Indexed Bonds (cost $13,775,550)			14,632,048
U.S. Treasury Notes/Bonds – 13.2%
1.0000%, 9/30/16	9,347,000		9,362,077
0.5000%, 4/30/17	4,573,000		4,572,780
0.8750%, 4/30/17	2,399,000		2,406,288
0.6250%, 6/30/17	2,780,000		2,782,933
1.0000%, 9/15/18	2,254,000		2,272,314
1.3750%, 9/30/20	790,000		804,350
1.3750%, 1/31/21	1,179,000		1,199,862
1.1250%, 2/28/21	595,000		599,183
1.1250%, 6/30/21	6,000		6,030
1.6250%, 5/15/26	1,430,000		1,447,485
3.5000%, 2/15/39	745,000		940,213
2.5000%, 2/15/45	898,000		934,937
3.0000%, 11/15/45	528,000		607,118
2.5000%, 2/15/46	2,534,000		2,638,626
2.5000%, 5/15/46	6,984,000		7,277,817
Total U.S. Treasury Notes/Bonds (cost $37,302,725)			37,852,013
Investment Companies – 2.6%
Money Markets – 2.6%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $7,485,071)	7,485,071		7,485,071
U.S. Government Agency Notes – 2.7%
United States Treasury Bill:
0%, 11/17/16◊ (cost $7,799,399)	7,812,000		7,804,336
Total Investments (total cost $283,775,918) – 97.4%			279,964,220
Cash, Receivables and Other Assets, net of Liabilities – 2.6%			7,562,904
Net Assets – 100%			$287,527,124

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Janus Global Bond Fund

Schedule of Investments

June 30, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$129,464,525	46.3%
United Kingdom	33,344,307	11.9
New Zealand	21,579,660	7.7
Mexico	13,937,261	5.0
France	12,377,639	4.4
Italy	10,489,379	3.8
Sweden	9,796,803	3.5
Australia	8,211,968	2.9
Ireland	6,787,026	2.4
Germany	6,187,549	2.2
Spain	4,422,581	1.6
Belgium	3,951,926	1.4
Portugal	3,461,777	1.2
Netherlands	2,914,167	1.0
Poland	2,791,285	1.0
Switzerland	2,748,832	1.0
Hong Kong	1,623,588	0.6
Cayman Islands	1,495,833	0.5
Luxembourg	1,441,774	0.5
Taiwan	1,399,789	0.5
Canada	810,030	0.3
Singapore	726,521	0.3

Total	$279,964,220	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	7/13/16	17,506,000	$13,047,968	$(375,360)
British Pound	7/13/16	5,402,000	7,190,646	603,089
British Pound	7/13/16	4,102,000	5,460,206	(41,977)
Canadian Dollar	7/13/16	(3,032,000)	(2,347,216)	37,937
Euro	7/13/16	6,538,000	7,256,918	70,020
Japanese Yen	7/13/16	(1,467,277,000)	(14,215,017)	617,910
Japanese Yen	7/13/16	(418,355,000)	(4,053,034)	(46,074)
Korean Won	7/13/16	(3,365,263,000)	(2,922,137)	96,915
Malaysian Ringgit	7/13/16	(11,571,000)	(2,870,933)	(283)
Mexican Peso	7/13/16	44,746,000	2,446,049	(82,038)
New Zealand Dollar	7/13/16	10,059,000	7,176,701	(415,144)
Norwegian Krone	7/13/16	16,400,000	1,960,846	(1,961)
Swedish Krona	7/13/16	(6,137,000)	(725,925)	(9,098)

			$17,405,072	$453,936

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Bond Fund

Schedule of Investments

June 30, 2016

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Citibank NA:
British Pound	7/14/16	4,562,000	$6,072,573	$584,188
Canadian Dollar	7/14/16	(3,032,000)	(2,347,231)	40,966
Euro	7/14/16	6,953,000	7,717,868	89,666
Japanese Yen	7/14/16	(1,946,043,000)	(18,853,995)	1,093,716
New Zealand Dollar	7/14/16	10,104,000	7,208,377	(419,802)

			(202,408)	1,388,734
HSBC Securities (USA), Inc.:
British Pound	7/15/16	4,154,000	5,529,527	525,203
British Pound	7/15/16	1,098,000	1,461,584	(13,635)
Canadian Dollar	7/15/16	(1,309,000)	(1,013,372)	14,690
Euro	7/15/16	4,158,000	4,615,593	(48,371)
Japanese Yen	7/15/16	(1,451,717,000)	(14,065,287)	742,557
Japanese Yen	7/15/16	(43,184,000)	(418,398)	(2,174)
New Zealand Dollar	7/15/16	10,104,000	7,207,947	(408,460)
Polish Zloty	7/15/16	11,055,000	2,802,584	(59,721)

			6,120,178	750,089
Total			$23,322,842	$2,592,759

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

Janus Global Bond Fund

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Barclays Global Aggregate Corporate Bond Index	Measures global investment grade, fixed-rate corporate bonds.

LLC	Limited Liability Company
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $37,770,884, which represents 13.1% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $3,576,687.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of June 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	—	200,507,093	(193,022,022)	7,485,071	$—	$19,467	$7,485,071

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$683,742	$694,371	0.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Global Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$ 39,122,756	$-
Bank Loans and Mezzanine Loans	-	3,920,547	-
Corporate Bonds	-	75,450,016	-
Foreign Government Bonds	-	93,697,433	-
Inflation-Indexed Bonds	-	14,632,048	-
U.S. Treasury Notes/Bonds	-	37,852,013	-
Investment Companies	-	7,485,071	-
U.S. Government Agency Notes	-	7,804,336	-
Total Investments in Securities	$-	$279,964,220	$-

Other Financial Instruments(a):
Forward Currency Contracts	$-	$ 4,516,857	$-
Total Assets	$-	$284,481,077	$-

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$ 1,924,098	$-

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2016

Janus Global Bond Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$283,775,918
Unaffiliated investments, at value	272,479,149
Affiliated investments, at value	7,485,071
Cash	222,486
Forward currency contracts	4,516,857
Cash denominated in foreign currency(1)	51,155
Closed foreign currency contracts	989,326
Non-interested Trustees' deferred compensation	5,188
Receivables:
Investments sold	3,834,875
Interest	1,756,569
Fund shares sold	466,220
Dividends from affiliates	2,513
Other assets	70,409
Total Assets	291,879,818
Liabilities:
Forward currency contracts	1,924,098
Closed foreign currency contracts	772,076
Payables:	—
Investments purchased	1,059,248
Fund shares repurchased	258,870
Advisory fees	133,755
Professional fees	43,404
Dividends	17,369
Transfer agent fees and expenses	10,346
12b-1 Distribution and shareholder servicing fees	7,403
Non-interested Trustees' deferred compensation fees	5,188
Fund administration fees	2,221
Non-interested Trustees' fees and expenses	1,854
Custodian fees	506
Accrued expenses and other payables	116,356
Total Liabilities	4,352,694
Net Assets	$287,527,124

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Bond Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$301,072,733
Undistributed net investment income/(loss)	(8,570,628)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(3,827,043)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,147,938)
Total Net Assets	$287,527,124
Net Assets - Class A Shares	$14,573,550
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,480,390
Net Asset Value Per Share(2)	$9.84
Maximum Offering Price Per Share(3)	$10.33
Net Assets - Class C Shares	$5,288,002
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	536,712
Net Asset Value Per Share(2)	$9.85
Net Assets - Class D Shares	$11,390,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,157,639
Net Asset Value Per Share	$9.84
Net Assets - Class I Shares	$38,506,284
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,914,868
Net Asset Value Per Share	$9.84
Net Assets - Class N Shares	$208,508,075
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,210,516
Net Asset Value Per Share	$9.83
Net Assets - Class S Shares	$267,212
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,124
Net Asset Value Per Share	$9.85
Net Assets - Class T Shares	$8,993,521
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	913,716
Net Asset Value Per Share	$9.84

(1) Includes cost of $51,155. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2016

Janus Global Bond Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$7,941,263
Dividends	67,403
Dividends from affiliates	19,467
Other income	16,722
Total Investment Income	8,044,855
Expenses:
Advisory fees	1,719,621
12b-1Distribution and shareholder servicing fees:
Class A Shares	45,006
Class C Shares	59,320
Class S Shares	433
Transfer agent administrative fees and expenses:
Class D Shares	11,623
Class S Shares	433
Class T Shares	25,843
Transfer agent networking and omnibus fees:
Class A Shares	17,326
Class C Shares	5,165
Class I Shares	26,841
Other transfer agent fees and expenses:
Class A Shares	1,558
Class C Shares	732
Class D Shares	4,286
Class I Shares	1,170
Class N Shares	1,794
Class S Shares	10
Class T Shares	115
Registration fees	90,397
Professional fees	48,649
Shareholder reports expense	35,827
Fund administration fees	25,661
Custodian fees	25,646
Non-interested Trustees’ fees and expenses	6,910
Other expenses	95,447
Total Expenses	2,249,813
Less: Excess Expense Reimbursement	(148,556)
Net Expenses	2,101,257
Net Investment Income/(Loss)	5,943,598
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(6,907,994)
Total Net Realized Gain/(Loss) on Investments	(6,907,994)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,981,112
Total Change in Unrealized Net Appreciation/Depreciation	12,981,112
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,016,716

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$5,943,598	$6,282,803
Net realized gain/(loss) on investments	(6,907,994)	4,987,920
Change in unrealized net appreciation/depreciation	12,981,112	(27,969,184)
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,016,716	(16,698,461)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(15,653)	(1,366,636)
Class C Shares	(3,140)	(254,486)
Class D Shares	(9,326)	(619,693)
Class I Shares	(31,303)	(1,980,986)
Class N Shares	(220,491)	(12,749,278)
Class S Shares	(169)	(8,108)
Class T Shares	(9,550)	(875,025)
Total Dividends from Net Investment Income	(289,632)	(17,854,212)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(306,512)	(10,504)
Class C Shares	(61,477)	(1,956)
Class D Shares	(182,634)	(4,763)
Class I Shares	(612,987)	(15,225)
Class N Shares	(4,317,754)	(97,989)
Class S Shares	(3,312)	(62)
Class T Shares	(187,019)	(6,725)
Total Return of Capital on Dividends from Net Investment Income	(5,671,695)	(137,224)
Net Decrease from Dividends and Distributions to Shareholders	(5,961,327)	(17,991,436)
Capital Share Transactions:
Class A Shares	(12,903,670)	23,636,152
Class C Shares	(2,152,109)	6,650,702
Class D Shares	1,017,659	(1,746,967)
Class I Shares	4,253,776	34,277,955
Class N Shares	(18,485,191)	(2,299,512)
Class S Shares	101,084	(237,574)
Class T Shares	(9,072,863)	7,863,924
Net Increase/(Decrease) from Capital Share Transactions	(37,241,314)	68,144,680
Net Increase/(Decrease) in Net Assets	(31,185,925)	33,454,783
Net Assets:
Beginning of period	318,713,049	285,258,266
End of period	$287,527,124	$318,713,049

Undistributed Net Investment Income/(Loss)	$(8,570,628)	$(3,879,591)

See Notes to Financial Statements.

18	JUNE 30, 2016

Janus Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$9.59	$10.61	$9.85		$10.48	$10.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.16(1)	0.26(1)		0.27	0.23
Net realized and unrealized gain/(loss)	0.25	(0.68)	0.80		(0.35)	0.27
Total from Investment Operations	0.42	(0.52)	1.06		(0.08)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.50)	(0.30)		(0.12)	(0.29)
Distributions (from capital gains)	—	—	—		(0.25)	(0.08)
Return of capital	(0.16)	—(2)	—		(0.18)	—
Total Dividends and Distributions	(0.17)	(0.50)	(0.30)		(0.55)	(0.37)
Net Asset Value, End of Period	$9.84	$9.59	$10.61		$9.85	$10.48
Total Return*	4.47%	(5.03)%	10.96%		(1.04)%	4.89%
Net Assets, End of Period (in thousands)	$14,574	$27,198	$6,247		$4,649	$5,113
Average Net Assets for the Period (in thousands)	$18,018	$24,080	$3,737		$5,017	$3,309
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.04%	1.02%		1.28%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.00%	1.02%		1.01%	1.02%
Ratio of Net Investment Income/(Loss)	1.78%	1.57%	2.53%		2.32%	2.48%
Portfolio Turnover Rate	125%	191%	171%		182%	222%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.60	$10.62	$9.86	$10.49	$10.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.08(1)	0.16(1)	0.19	0.18
Net realized and unrealized gain/(loss)	0.25	(0.68)	0.82	(0.35)	0.24
Total from Investment Operations	0.35	(0.60)	0.98	(0.16)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.42)	(0.22)	(0.08)	(0.21)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)
Return of capital	(0.10)	—(2)	—	(0.14)	—
Total Dividends and Distributions	(0.10)	(0.42)	(0.22)	(0.47)	(0.29)
Net Asset Value, End of Period	$9.85	$9.60	$10.62	$9.86	$10.49
Total Return*	3.71%	(5.75)%	10.09%	(1.78)%	4.10%
Net Assets, End of Period (in thousands)	$5,288	$7,339	$1,325	$1,654	$1,884
Average Net Assets for the Period (in thousands)	$6,037	$5,754	$963	$2,016	$1,634
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.81%	1.80%	2.05%	2.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.74%	1.77%	1.79%	1.76%	1.76%
Ratio of Net Investment Income/(Loss)	1.06%	0.81%	1.54%	1.58%	1.77%
Portfolio Turnover Rate	125%	191%	171%	182%	222%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.59	$10.61	$9.85	$10.47	$10.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.18(1)	0.27(1)	0.28	0.26
Net realized and unrealized gain/(loss)	0.25	(0.68)	0.80	(0.34)	0.24
Total from Investment Operations	0.44	(0.50)	1.07	(0.06)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.52)	(0.31)	(0.12)	(0.30)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)
Return of capital	(0.18)	—(2)	—	(0.19)	—
Total Dividends and Distributions	(0.19)	(0.52)	(0.31)	(0.56)	(0.38)
Net Asset Value, End of Period	$9.84	$9.59	$10.61	$9.85	$10.47
Total Return*	4.67%	(4.88)%	11.07%	(0.84)%	4.90%
Net Assets, End of Period (in thousands)	$11,390	$10,132	$13,098	$9,875	$10,240
Average Net Assets for the Period (in thousands)	$9,684	$12,333	$8,833	$11,610	$10,566
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.89%	0.92%	1.16%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.84%	0.92%	0.90%	0.91%
Ratio of Net Investment Income/(Loss)	1.98%	1.77%	2.63%	2.43%	2.64%
Portfolio Turnover Rate	125%	191%	171%	182%	222%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.58	$10.60	$9.84	$10.47	$10.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.17(1)	0.21(1)	0.31	0.29
Net realized and unrealized gain/(loss)	0.26	(0.66)	0.88	(0.37)	0.24
Total from Investment Operations	0.46	(0.49)	1.09	(0.06)	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.53)	(0.33)	(0.12)	(0.32)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)
Return of capital	(0.19)	—(2)	—	(0.20)	—
Total Dividends and Distributions	(0.20)	(0.53)	(0.33)	(0.57)	(0.40)
Net Asset Value, End of Period	$9.84	$9.58	$10.60	$9.84	$10.47
Total Return*	4.85%	(4.81)%	11.24%	(0.79)%	5.15%
Net Assets, End of Period (in thousands)	$38,506	$33,551	$2,990	$234,166	$14,810
Average Net Assets for the Period (in thousands)	$31,348	$32,970	$77,450	$74,492	$12,500
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.75%	0.75%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.75%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	2.05%	1.73%	2.13%	2.27%	2.77%
Portfolio Turnover Rate	125%	191%	171%	182%	222%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2016

Janus Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.58	$10.60	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.20	0.22
Net realized and unrealized gain/(loss)	0.25	(0.68)	0.50
Total from Investment Operations	0.46	(0.48)	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.54)	(0.24)
Distributions (from capital gains)	—	—	—
Return of capital	(0.20)	—(3)	—
Total Dividends and Distributions	(0.21)	(0.54)	(0.24)
Net Asset Value, End of Period	$9.83	$9.58	$10.60
Total Return*	4.84%	(4.73)%	7.22%
Net Assets, End of Period (in thousands)	$208,508	$222,452	$249,350
Average Net Assets for the Period (in thousands)	$210,982	$245,055	$237,653
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.67%	0.71%
Ratio of Net Investment Income/(Loss)	2.14%	1.95%	3.19%
Portfolio Turnover Rate	125%	191%	171%

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.60	$10.62	$9.87	$10.49	$10.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.16(2)	0.23(2)	0.26	0.25
Net realized and unrealized gain/(loss)	0.26	(0.69)	0.83	(0.35)	0.23
Total from Investment Operations	0.45	(0.53)	1.06	(0.09)	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.49)	(0.31)	(0.11)	(0.27)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)
Return of capital	(0.19)	—(3)	—	(0.17)	—
Total Dividends and Distributions	(0.20)	(0.49)	(0.31)	(0.53)	(0.35)
Net Asset Value, End of Period	$9.85	$9.60	$10.62	$9.87	$10.49
Total Return*	4.72%	(5.18)%	10.90%	(1.06)%	4.69%
Net Assets, End of Period (in thousands)	$267	$162	$418	$905	$915
Average Net Assets for the Period (in thousands)	$173	$192	$571	$943	$895
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.19%	1.25%	1.49%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	1.17%	1.06%	1.13%	1.20%
Ratio of Net Investment Income/(Loss)	2.01%	1.60%	2.29%	2.20%	2.33%
Portfolio Turnover Rate	125%	191%	171%	182%	222%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2013 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.59	$10.61	$9.86	$10.48	$10.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.17(1)	0.26(1)	0.27	0.31
Net realized and unrealized gain/(loss)	0.25	(0.68)	0.80	(0.34)	0.19
Total from Investment Operations	0.43	(0.51)	1.06	(0.07)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.51)	(0.31)	(0.12)	(0.29)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)
Return of capital	(0.17)	—(2)	—	(0.18)	—
Total Dividends and Distributions	(0.18)	(0.51)	(0.31)	(0.55)	(0.37)
Net Asset Value, End of Period	$9.84	$9.59	$10.61	$9.86	$10.48
Total Return*	4.59%	(4.96)%	10.91%	(0.91)%	4.90%
Net Assets, End of Period (in thousands)	$8,994	$17,880	$11,830	$6,935	$2,317
Average Net Assets for the Period (in thousands)	$10,362	$17,663	$7,406	$4,055	$4,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.96%	0.99%	1.19%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.92%	0.97%	0.98%	1.00%
Ratio of Net Investment Income/(Loss)	1.89%	1.66%	2.60%	2.29%	2.44%
Portfolio Turnover Rate	125%	191%	171%	182%	222%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	JUNE 30, 2016

Janus Global Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

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intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

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Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that

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Notes to Financial Statements

no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the

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Notes to Financial Statements

original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year ended June 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $56,752,421 and $83,447,432, respectively.

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Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$4,516,857

Liability Derivatives:
Forward currency contracts	$1,924,098

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$985,740

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$1,873,621

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in

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the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest

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Notes to Financial Statements

payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with

Janus Investment Fund	31

Janus Global Bond Fund

Notes to Financial Statements

collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$1,425,871	$(971,935)	$—	$453,936
Citibank NA	1,808,536	(419,802)	—	1,388,734
HSBC Securities (USA), Inc.	1,282,450	(532,361)	—	750,089

Total	$4,516,857	$(1,924,098)	$—	$2,592,759
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$971,935	$(971,935)	$—	$—
Citibank NA	419,802	(419,802)	—	—
HSBC Securities (USA), Inc.	532,361	(532,361)	—	—

Total	$1,924,098	$(1,924,098)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

32	JUNE 30, 2016

Janus Global Bond Fund

Notes to Financial Statements

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.66% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

Janus Investment Fund	33

Janus Global Bond Fund

Notes to Financial Statements

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total

34	JUNE 30, 2016

Janus Global Bond Fund

Notes to Financial Statements

compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $1,241.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,391.

Janus Investment Fund	35

Janus Global Bond Fund

Notes to Financial Statements

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	99	72
Class S Shares	59	-	*
Class T Shares	-	-
* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $299,289 in sales, resulting in a net realized gain of $1,284. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ (17,368)		$ (1,189,785)	$ (6,730,087)	$ -	$ 65,529	$ (5,673,898)

During the year ended June 30, 2016, capital loss carryovers of $5,452,051 were utilized by the Fund.

36	JUNE 30, 2016

Janus Global Bond Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$(1,189,785)	$ -	$ (1,189,785)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 285,638,118	$ 4,018,878	$ (9,692,776)	$ (5,673,898)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 289,632	$ -	$ 5,671,695	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 17,854,212	$ -	$ 137,224	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (5,534,475)	$ (4,673,308)	$ 10,207,783

Janus Investment Fund	37

Janus Global Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	514,012	$ 4,968,042	3,507,594	$36,153,414
Reinvested dividends and distributions	32,844	314,212	127,235	1,271,564
Shares repurchased	(1,901,926)	(18,185,924)	(1,388,152)	(13,788,826)
Net Increase/(Decrease)	(1,355,070)	$(12,903,670)	2,246,677	$23,636,152
Class C Shares:
Shares sold	101,397	$ 992,409	748,852	$ 7,752,657
Reinvested dividends and distributions	5,618	53,776	21,806	218,173
Shares repurchased	(334,687)	(3,198,294)	(131,007)	(1,320,128)
Net Increase/(Decrease)	(227,672)	$ (2,152,109)	639,651	$ 6,650,702
Class D Shares:
Shares sold	424,433	$ 4,110,771	635,808	$ 6,570,831
Reinvested dividends and distributions	19,254	184,275	60,134	604,425
Shares repurchased	(342,765)	(3,277,387)	(874,186)	(8,922,223)
Net Increase/(Decrease)	100,922	$ 1,017,659	(178,244)	$ (1,746,967)
Class I Shares:
Shares sold	2,366,885	$ 22,851,896	8,585,668	$88,715,311
Reinvested dividends and distributions	45,308	433,740	172,848	1,730,208
Shares repurchased	(1,998,218)	(19,031,860)	(5,539,657)	(56,167,564)
Net Increase/(Decrease)	413,975	$ 4,253,776	3,218,859	$34,277,955
Class N Shares:
Shares sold	622,143	$ 6,664,321	1,998,286	$20,617,326
Reinvested dividends and distributions	474,876	4,538,245	1,280,089	12,847,170
Shares repurchased	(3,109,643)	(29,687,757)	(3,587,241)	(35,764,008)
Net Increase/(Decrease)	(2,012,624)	$(18,485,191)	(308,866)	$ (2,299,512)
Class S Shares:
Shares sold	11,055	$ 108,790	1,161	$ 11,846
Reinvested dividends and distributions	362	3,474	810	8,167
Shares repurchased	(1,174)	(11,180)	(24,443)	(257,587)
Net Increase/(Decrease)	10,243	$ 101,084	(22,472)	$ (237,574)
Class T Shares:
Shares sold	629,475	$ 6,102,419	1,755,765	$18,133,919
Reinvested dividends and distributions	20,183	193,338	87,678	879,609
Shares repurchased	(1,599,869)	(15,368,620)	(1,094,326)	(11,149,604)
Net Increase/(Decrease)	(950,211)	$ (9,072,863)	749,117	$ 7,863,924

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$188,153,548	$ 248,830,497	$ 153,174,398	$ 156,949,374

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	JUNE 30, 2016

Janus Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	39

Janus Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Janus Global Bond Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	41

Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Global Bond Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	43

Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Global Bond Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	45

Janus Global Bond Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	47

Janus Global Bond Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	49

Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

50	JUNE 30, 2016

Janus Global Bond Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	51

Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	53

Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	JUNE 30, 2016

Janus Global Bond Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

Janus Investment Fund	55

Janus Global Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Return of Capital Distributions	$5,671,695

56	JUNE 30, 2016

Janus Global Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	57

Janus Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

58	JUNE 30, 2016

Janus Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	59

Janus Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	61

Janus Global Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Global Bond Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	5/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for ING (2000-2011).
Ryan Myerberg 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	63

Janus Global Bond Fund

Trustees and Officers (unaudited)

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	JUNE 30, 2016

Janus Global Bond Fund

Notes

NotesPage1

Janus Investment Fund	65

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3603				125-02-93023 08-16

ANNUAL REPORT June 30, 2016

Janus Global Unconstrained Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Unconstrained Bond Fund

Janus Global Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT

This “unconstrained” Fund has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Fund has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the 12 month period ending June 30, 2016, Janus Global Unconstrained Bond Fund’s Class I Shares returned 2.90%, compared with a 0.41% return for the Fund’s benchmark, the 3-Month USD London Interbank Offered Rate (LIBOR).

MARKET ENVIRONMENT

Global financial markets experienced an elevated level of volatility during the second half of 2015 and into the winter of this year. A reversal in China’s equities rally led to concerns about slowing global growth, ultimately sending risky assets in both developed and emerging markets into correction territory. Concerns about market volatility and the slowing global growth fueling it were factors in the Federal Reserve (Fed) opting not to raise interest rates at its September meeting, although it later implemented its first increase in several years in December.

Opposite this was disappointment by investors when the European Central Bank (ECB) only modestly extended its asset-purchases program in early December. The move sent the yield on 2-year and 10-year German bunds sharply higher. The region’s stocks also sold off and the euro rose against the U.S. dollar.

2016 started off on shaky footing, plagued by the same growth concerns that drove much of last year’s volatility. U.S. equity benchmarks slid by more than 10% over the first six weeks of the year. Fixed income markets were acutely affected during the same stretch of elevated volatility as investors sought safe-haven government bonds.

Sentiment reversed course in mid-February as expectations grew that major central banks would extend accommodative monetary policy. The market’s viewpoint was validated in March with the ECB expanding its asset-purchasing program, pushing interest rates deeper into negative territory and extending extremely favorable lending conditions to the continent’s banks with the hope of spurring credit growth. Later, the Fed issued a markedly more dovish statement than it had in recent meetings, lowering its expected trajectory of interest rate hikes. The ECB’s and Fed’s stance matched the tenor of the Bank of Japan, which had imposed negative interest rates in January.

Risk assets traded in a relatively narrow range over much of the spring. Global equities largely drifted higher and spreads on both investment-grade and high-yield corporate credit narrowed at a measured pace. That view reversed in the wake of a disappointing U.S. payrolls report for May. Markets then absorbed a significant shock in late June as the UK voted to exit the European Union after more than four decades of membership.

For the period, yields on 10-Year U.S. Treasurys fell from 2.45% to 1.47%, post Brexit. Yields on 10-year German Bunds slipped into negative territory, finishing June at -0.13%. after having hit 0.89% in July of 2015. Spreads on investment-grade corporate credit spiked at 200 basis points (bps) in February, before finishing the period at 147 bps, not far above its July 2015 level. High-yield corporate credit spiked too – at 839 bps – and finished the period at 594 bps, still 118 bps above its early period level.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed its benchmark, the 3-Month USD LIBOR. The strategy seeks to provide long-term positive returns through various market environments by managing portfolio duration, credit risk and volatility. The Fund seeks to limit potential downside and avoid areas of the market where we see disproportionate risk.

Contributing most to performance was the Fund’s positioning in corporate credit. These securities represent a component of the Fund’s cash-based, yield-producing core. We believe that higher-yielding corporate credits with durations under three years represent an attractive source of income that is often overlooked by the market.

Janus Investment Fund	1

Janus Global Unconstrained Bond Fund (unaudited)

During the period, spreads on credit narrowed, albeit in a relatively choppy manner. Still, we were able to generate returns on issuers that we owned and also benefited from the narrowing of spreads. While credit sold off in the immediate aftermath of the Brexit vote, our positioning in shorter-duration credits aided performance, as these securities were less subject to interest rate and mark-to-market risk.

Another key driver of outperformance was a component of investment strategies we refer to as Structural Alpha. These strategies are designed to generate excess returns by capitalizing on long-standing market tendencies. We believe that investors tend to overpay for protection against volatility. Consequently, we see opportunity to generate excess returns by judiciously selling instruments – namely options – aimed at lowering volatility’s impact across a range of asset classes. During the period, uncertainty around the trajectory of economic growth and monetary policy caused investors to purchase protection on interest rate products. As rates products in major economies, including the U.S., Germany and the UK, rallied, these positions generated sizable returns as rising bonds moved farther from the strike prices on the put options the Fund used to construct this exposure.

Detracting from performance was the Fund’s equity positioning. In late-summer 2015, we sold equity market volatility utilizing a range of derivative instruments based on equity indices, including futures, options and options on index futures. Our positions were constructed to withstand a certain level of volatility, however, the late-August moves within global equities were of such magnitude that our positioning ultimately resulted in a loss. While our options on index futures generated positive returns, they were not sufficient to offset the losses incurred on the index futures and index options.

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are used as a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was negative.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in the Janus Global Unconstrained Bond Fund.

2	JUNE 30, 2016

Janus Global Unconstrained Bond Fund (unaudited)

Fund At A Glance

June 30, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.38%	1.38%
Class A Shares MOP	1.32%	1.32%
Class C Shares**	0.64%	0.64%
Class D Shares	1.56%	1.43%
Class I Shares	1.66%	1.66%
Class N Shares	1.68%	1.68%
Class R Shares	0.94%	0.94%
Class S Shares	1.18%	1.18%
Class T Shares	1.43%	1.43%
Weighted Average Maturity		2.1 Years
Average Effective Duration***		1.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	5.0%
A	11.2%
BBB	29.7%
BB	25.2%
B	4.5%
CCC	0.8%
D	2.1%
Not Rated	18.1%
Other	3.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	63.3%
Asset-Backed/Commercial Mortgage-Backed Securities	11.1%
Common Stocks	10.6%
Investment Companies	9.6%
Foreign Government Bonds	4.6%
Inflation-Indexed Bonds	2.6%
Short-Term Taxable Variable Rate Demand Notes	0.4%
Other	(2.2)%
100.0%

Emerging markets comprised 8.7% of total net assets.

Janus Investment Fund	3

Janus Global Unconstrained Bond Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016			per the October 28, 2015 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	2.64%	0.40%	1.07%	1.07%
Class A Shares at MOP	-2.20%	-1.91%
Class C Shares at NAV	1.87%	-0.32%	1.80%	1.80%
Class C Shares at CDSC	0.87%	-0.32%
Class D Shares(1)	2.53%	0.43%	1.14%	0.98%
Class I Shares	2.90%	0.66%	0.76%	0.76%
Class N Shares	2.93%	0.67%	0.77%	0.77%
Class R Shares	2.15%	-0.04%	1.49%	1.49%
Class S Shares	2.51%	0.20%	1.36%	1.33%
Class T Shares	2.60%	0.41%	1.01%	1.01%
3-Month USD LIBOR	0.41%	0.32%
Morningstar Quartile - Class I Shares	1st	2nd
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	59/414	122/338

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

Janus Global Unconstrained Bond Fund (unaudited)

Performance

The expense ratios for Class R Shares are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. As interest rates rise, bond prices usually fall, and vice versa. High-yield bonds, or “junk” bonds, involve a greater risk of default and price volatility. Foreign securities, including sovereign debt, are subject to currency fluctuations, political and economic uncertainty, increased volatility and lower liquidity, all of which are magnified in emerging markets.

Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses. No investment strategy can ensure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective July 1, 2015, Bill Gross is Lead Portfolio Manager of the Fund and Kumar Palghat is Portfolio Manager of the Fund.

* The Fund’s inception date – May 27, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Unconstrained Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,031.10	$4.90	$1,000.00	$1,020.04	$4.87	0.97%
Class C Shares	$1,000.00	$1,027.50	$8.47	$1,000.00	$1,016.51	$8.42	1.68%
Class D Shares	$1,000.00	$1,030.10	$4.85	$1,000.00	$1,020.09	$4.82	0.96%
Class I Shares	$1,000.00	$1,032.40	$3.64	$1,000.00	$1,021.28	$3.62	0.72%
Class N Shares	$1,000.00	$1,032.50	$3.54	$1,000.00	$1,021.38	$3.52	0.70%
Class R Shares	$1,000.00	$1,028.70	$7.31	$1,000.00	$1,017.65	$7.27	1.45%
Class S Shares	$1,000.00	$1,030.50	$5.55	$1,000.00	$1,019.39	$5.52	1.10%
Class T Shares	$1,000.00	$1,030.40	$4.59	$1,000.00	$1,020.34	$4.57	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 11.1%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33†	$16,645,123	$16,568,471
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36†	1,011,361	809,006
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37†	763,031	555,313
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37†	3,565,079	2,725,811
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36†	1,961,019	1,751,825
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36†	2,385,812	1,813,984
Alternative Loan Trust 2007-22, 6.6467%, 9/25/37‡,¤	7,139,812	2,188,312
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22†	569,248	443,365
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35†	5,856,311	4,735,763
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	625,627	608,388
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36†,‡	1,521,552	1,454,596
Banc of America Funding 2007-2 Trust, 4.7330%, 3/25/37†,‡	1,456,936	1,432,565
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37†	39,914	34,401
Banc of America Mortgage Trust 2004-5, 4.7500%, 6/25/19†	118,764	119,422
Bear Stearns ALT-A Trust 2005-4, 2.9335%, 5/25/35†,‡	3,133,626	2,390,062
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36†	2,922,107	2,414,256
Credit-Based Asset Servicing and Securitization LLC, 5.0620%, 9/25/32†,Ç	166,185	160,341
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36†	9,437,701	8,652,181
Equity One Mortgage Pass-Through Trust 2003-4, 6.5310%, 10/25/34†,Ç	284,583	252,807
Fannie Mae REMICS, 6.1467%, 6/25/38†,‡,¤	27,986,362	2,715,993
Fannie Mae REMICS, 5.2467%, 2/25/39‡,¤	3,872,640	555,030
Fannie Mae REMICS, 5.5467%, 3/25/39‡,¤	39,395,034	4,190,796
Fannie Mae REMICS, 5.5967%, 5/25/39‡,¤	28,515,993	3,077,360
Fannie Mae REMICS, 6.0967%, 5/25/39‡,¤	46,501,439	5,455,135
Fannie Mae REMICS, 5.6967%, 3/25/40‡,¤	15,294,745	1,973,415
Fannie Mae REMICS, 4.2967%, 5/25/40†,‡,¤	52,443,258	5,991,747
Fannie Mae REMICS, 5.3167%, 6/25/40†,‡,¤	2,622,139	458,664
Fannie Mae REMICS, 6.0967%, 7/25/42‡,¤	16,048,273	2,968,088
Fannie Mae REMICS, 5.6967%, 11/25/42‡,¤	14,009,561	2,745,554
Fannie Mae REMICS, 5.6967%, 7/25/43‡,¤	34,699,649	4,324,902
Fannie Mae REMICS, 5.1467%, 5/25/45‡,¤	42,914,550	6,827,198
Freddie Mac REMICS, 6.0580%, 8/15/35†,‡,¤	8,641,207	1,515,494
Freddie Mac REMICS, 5.6080%, 4/15/39‡,¤	16,982,954	1,864,117
Freddie Mac REMICS, 5.6080%, 5/15/39‡,¤	14,851,818	1,580,137
Freddie Mac REMICS, 6.2080%, 11/15/40‡,¤	23,872,724	2,466,549
Freddie Mac REMICS, 6.1080%, 3/15/41‡,¤	1,666,476	173,240
Freddie Mac REMICS, 6.1080%, 5/15/42‡,¤	9,849,513	1,890,974
Freddie Mac REMICS, 5.7080%, 12/15/44‡,¤	18,438,110	3,641,059
Government National Mortgage Association, 3.5000%, 12/20/39¤	31,920,216	1,522,039
Government National Mortgage Association, 6.1520%, 12/20/39‡,¤	15,204,775	1,804,652
Government National Mortgage Association, 5.7020%, 4/20/43‡,¤	666,116	91,768
Government National Mortgage Association, 5.2020%, 10/20/45‡,¤	12,058,309	1,869,513
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36†	867,216	739,074
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36†	1,085,949	786,058
IndyMac INDA Mortgage Loan Trust 2006-AR1, 4.1128%, 8/25/36†,‡	1,345,192	1,248,650
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36†	2,272,463	2,060,381
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36†	4,189,300	3,542,244
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37†	2,190,415	1,784,420
Macy's Retail Holdings, Inc., 9.5000%, 4/15/21	75,250	84,114
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	7,737,177	7,635,947
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36†	6,403,157	5,775,034
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46†,Ç	1,740,944	854,275
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21†	659,238	631,899
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	270,629	249,171
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37†,Ç	526,928	493,089
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	191,979	184,020
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36†	844,609	619,713
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37†	6,036,165	4,045,726
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21†	2,181,405	2,164,333
Structured Asset Securities Corp. Trust 2005-14, 0.7533%, 7/25/35‡	1,313,854	1,081,169

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
3.6715%, 8/25/36†,‡	$2,582,642	$2,313,742
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.3125%, 5/25/37†,‡	7,465,537	6,157,705
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37†	4,994,051	3,601,149
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)†	9,386,056	9,174,243
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $173,550,839)		164,040,449
Corporate Bonds – 63.3%
Banking – 16.7%
Ally Financial, Inc., 3.3129%, 7/18/16‡	4,061,000	4,061,000
Ally Financial, Inc., 3.5000%, 7/18/16	11,173,000	11,173,000
Ally Financial, Inc., 2.7500%, 1/30/17	3,901,000	3,919,233
Ally Financial, Inc., 5.5000%, 2/15/17	18,961,000	19,245,415
Ally Financial, Inc., 3.2500%, 9/29/17†	18,713,000	18,806,565
Ally Financial, Inc., 6.2500%, 12/1/17†	4,983,000	5,219,693
Ally Financial, Inc., 3.2500%, 2/13/18†	48,979,000	48,979,080
Ally Financial, Inc., 3.6000%, 5/21/18†	47,803,000	47,922,508
Ally Financial, Inc., 8.0000%, 12/31/18†	5,790,000	6,325,575
Astoria Financial Corp., 5.0000%, 6/19/17	3,916,000	4,013,411
Bank of America Corp., 5.7500%, 8/15/16	14,725,000	14,794,944
Bank of America Corp., 1.3500%, 11/21/16	4,057,000	4,062,639
Bank of America Corp., 5.7000%, 5/2/17†	1,553,000	1,607,630
Bank of Nova Scotia, 1.1484%, 7/15/16‡	20,000	20,003
Bank of Nova Scotia, 1.0761%, 12/13/16‡	1,638,000	1,639,196
Capital One Bank USA NA, 1.1500%, 11/21/16	13,052,000	13,059,792
China Merchants Bank Co., Ltd., Hong Kong, 2.3750%, 6/12/17†	3,000,000	3,013,311
Citigroup Global Markets Holdings, Inc., 0%, 9/7/16◊	7,456,000	7,443,674
Citigroup, Inc., 2.0500%, 6/7/19	7,774,000	7,827,508
Commonwealth Bank of Australia, 1.1466%, 9/20/16 (144A)‡	106,000	106,082
Fifth Third Bancorp, 1.0666%, 12/20/16	250,000	249,852
Fifth Third Bank/Cincinnati OH, 1.1361%, 11/18/16‡	3,075,000	3,077,294
JPMorgan Chase & Co., 1.0761%, 11/18/16‡	5,116,000	5,120,569
KeyBank NA/Cleveland OH, 1.1523%, 11/25/16‡	250,000	250,092
SunTrust Banks, Inc., 2.3500%, 11/1/18	2,000,000	2,031,158
Synovus Financial Corp., 5.1250%, 6/15/17	1,902,000	1,934,714
Toll Road Investors Partnership II LP, 0%, 2/15/43 (144A)†,◊,§	9,400,000	2,106,982
Wells Fargo & Co., 5.1250%, 9/15/16	2,700,000	2,721,222
Wells Fargo Bank NA, 1.2322%, 9/7/17‡	4,159,000	4,165,629
Zions Bancorporation, 4.5000%, 3/27/17	2,023,000	2,049,948
		246,947,719
Basic Industry – 1.8%
Alcoa, Inc., 5.5500%, 2/1/17	2,355,000	2,402,100
Ashland, Inc., 3.8750%, 4/15/18†	8,325,000	8,491,500
BHP Billiton Finance USA, Ltd., 1.6250%, 2/24/17	1,591,000	1,595,437
Kinross Gold Corp., 3.6250%, 9/1/16	5,802,000	5,788,882
Reliance Steel & Aluminum Co., 6.2000%, 11/15/16	8,217,000	8,340,880
		26,618,799
Brokerage – 0.4%
Nomura Holdings, Inc., 2.0000%, 9/13/16	5,937,000	5,947,247
Capital Goods – 1.4%
CNH Industrial Capital LLC, 6.2500%, 11/1/16	1,245,000	1,260,563
Hanson, Ltd., 6.1250%, 8/15/16	3,838,000	3,842,798
Rockwell Collins Inc., 1.0025%, 12/15/16‡	54,000	54,018
SPX FLOW, Inc., 6.8750%, 9/1/17	3,329,000	3,466,321
Stanley Black & Decker, Inc., 2.4510%, 11/17/18	7,846,000	8,016,588
United Technologies Corp., 1.8000%, 6/1/17	3,884,000	3,913,724
		20,554,012
Communications – 2.0%
CenturyLink, Inc., 6.0000%, 4/1/17†	10,209,000	10,464,225
CenturyLink, Inc., 5.1500%, 6/15/17†	8,150,000	8,333,375

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Qwest Corp., 6.5000%, 6/1/17†	$9,722,000	$10,074,423
		28,872,023
Consumer Cyclical – 8.5%
American Honda Finance Corp., 0.8108%, 9/2/16‡	164,000	164,060
Daimler Finance North America LLC, 1.3166%, 8/1/16 (144A)‡	8,758,000	8,761,573
Dillard's, Inc., 6.6250%, 1/15/18†	3,578,000	3,783,735
Dillard's, Inc., 7.1300%, 8/1/18†	6,668,000	7,234,780
DR Horton, Inc., 4.7500%, 5/15/17†	1,817,000	1,854,463
Ford Motor Credit Co. LLC, 8.0000%, 12/15/16	26,916,000	27,729,940
Ford Motor Credit Co. LLC, 1.5000%, 1/17/17	10,000,000	10,009,900
Ford Motor Credit Co. LLC, 4.2500%, 2/3/17	14,587,000	14,820,100
Ford Motor Credit Co. LLC, 1.4610%, 3/27/17†	10,741,000	10,760,033
Ford Motor Credit Co. LLC, 6.6250%, 8/15/17†	16,206,000	17,105,935
Ford Motor Credit Co. LLC, 2.5510%, 10/5/18†	3,953,000	4,026,071
Ford Motor Credit Co. LLC, 2.9430%, 1/8/19	1,044,000	1,074,431
Lennar Corp., 4.7500%, 12/15/17	550,000	559,625
Lennar Corp., 4.5000%, 11/15/19	299,000	311,453
Lowe's Cos, Inc., 1.6250%, 4/15/17	7,227,000	7,268,620
Volkswagen International Finance NV, 1.0661%, 11/18/16 (144A)‡	4,270,000	4,262,493
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	4,108,000	4,137,265
Wyndham Worldwide Corp., 2.9500%, 3/1/17	2,650,000	2,672,188
		126,536,665
Consumer Non-Cyclical – 3.2%
Coca-Cola Co., 0.7366%, 11/1/16‡	6,262,000	6,264,079
ConAgra Foods, Inc., 1.0049%, 7/21/16‡	2,897,000	2,897,281
Constellation Brands, Inc., 7.2500%, 9/1/16	13,026,000	13,107,413
Constellation Brands, Inc., 7.2500%, 5/15/17†	4,293,000	4,475,453
Fresenius Medical Care US Finance, Inc., 6.8750%, 7/15/17†	1,821,000	1,898,393
Reynolds American, Inc., 3.5000%, 8/4/16	5,722,000	5,733,833
Safeway, Inc., 3.4000%, 12/1/16	4,000,000	3,990,000
Safeway, Inc., 6.3500%, 8/15/17†	4,133,000	4,205,328
Tesco PLC, 5.5000%, 11/15/17 (144A)	4,900,000	5,098,494
		47,670,274
Electric – 2.2%
Dayton Power & Light Co., 1.8750%, 9/15/16	3,062,000	3,065,984
Dominion Resources, Inc., 1.9500%, 8/15/16	1,361,000	1,362,305
Dominion Resources, Inc., 4.1040%, 4/1/21Ç	6,770,000	7,164,244
DPL, Inc., 6.5000%, 10/15/16	889,000	889,000
Southern Power Co., 1.8500%, 12/1/17†	8,297,000	8,362,472
Talen Energy Supply LLC, 6.5000%, 5/1/18†	4,000,000	4,020,000
TransAlta Corp., 1.9000%, 6/3/17†	8,234,000	8,165,073
		33,029,078
Energy – 11.5%
Anadarko Holding Co., 7.0500%, 5/15/18	2,248,000	2,408,683
Anadarko Petroleum Corp., 6.3750%, 9/15/17	936,000	985,185
Boardwalk Pipelines LP, 5.8750%, 11/15/16	474,000	480,562
Boardwalk Pipelines LP, 5.5000%, 2/1/17	3,825,000	3,882,979
Boardwalk Pipelines LP, 5.2000%, 6/1/18	3,803,000	3,873,994
BP Capital Markets PLC, 1.0518%, 11/7/16‡	778,000	778,601
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	1,691,000	1,739,618
ConocoPhillips Canada Funding Co. I, 5.6250%, 10/15/16	7,406,000	7,496,583
DCP Midstream Operating LP, 2.5000%, 12/1/17†	1,119,000	1,093,823
Devon Energy Corp., 1.1925%, 12/15/16‡	445,000	442,237
FMC Technologies, Inc., 2.0000%, 10/1/17	3,888,000	3,861,227
Hess Corp., 1.3000%, 6/15/17	2,632,000	2,614,392
Kinder Morgan, Inc., 7.0000%, 6/15/17	4,412,000	4,594,780
Lukoil International Finance BV, 6.3560%, 6/7/17 (144A)†	4,000,000	4,151,160
Marathon Oil Corp., 6.0000%, 10/1/17	7,390,000	7,656,328
Marathon Petroleum Corp., 2.7000%, 12/14/18	4,137,000	4,229,892

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Murphy Oil Corp., 3.5000%, 12/1/17	$11,571,000	$11,536,993
Nabors Industries, Inc., 2.3500%, 9/15/16	7,606,000	7,594,234
Noble Holding International, Ltd., 5.0000%, 3/16/18†	4,119,000	4,057,215
Northwest Pipeline LLC, 5.9500%, 4/15/17	7,937,000	8,173,610
Pioneer Natural Resources Co., 5.8750%, 7/15/16	3,044,000	3,048,137
Pioneer Natural Resources Co., 6.6500%, 3/15/17†	1,500,000	1,552,433
Plains All American Pipeline LP / PAA Finance Corp., 5.8750%, 8/15/16	924,000	928,426
Plains All American Pipeline LP / PAA Finance Corp., 6.1250%, 1/15/17	463,000	474,635
Sabine Pass LNG LP, 7.5000%, 11/30/16	39,471,000	40,220,949
Sabine Pass LNG LP, 7.5000%, 11/30/16 (144A)	7,147,000	7,282,793
Southern Natural Gas Co. LLC, 5.9000%, 4/1/17 (144A)	3,362,000	3,451,423
Spectra Energy Capital LLC, 6.2000%, 4/15/18	4,100,000	4,361,920
Tennessee Gas Pipeline Co. LLC, 7.5000%, 4/1/17†	15,625,000	16,271,250
Transocean, Inc., 6.8000%, 12/15/16	8,559,000	8,644,590
Williams Partners LP / Williams Partners Finance Corp., 7.2500%, 2/1/17	1,862,000	1,917,696
		169,806,348
Finance Companies – 4.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
2.7500%, 5/15/17	635,000	635,427
Aircastle, Ltd., 6.7500%, 4/15/17†	5,604,000	5,772,120
Aviation Capital Group Corp., 3.8750%, 9/27/16 (144A)	7,896,000	7,907,291
Aviation Capital Group Corp., 4.6250%, 1/31/18 (144A)	10,074,000	10,275,480
CIT Group, Inc., 5.0000%, 5/15/17†	13,926,000	14,152,298
CIT Group, Inc., 4.2500%, 8/15/17†	15,067,000	15,345,740
GATX Corp., 3.5000%, 7/15/16	814,000	814,473
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	582,000	584,910
International Lease Finance Corp., 8.7500%, 3/15/17	4,189,000	4,373,316
		59,861,055
Financial – 2.4%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.5000%, 3/15/17	26,774,000	26,889,128
LeasePlan Corp. NV, 2.8750%, 1/22/19 (144A)†	8,120,000	8,123,865
		35,012,993
Government Sponsored – 0.3%
Eksportfinans ASA, 5.5000%, 6/26/17†	4,050,000	4,191,264
Insurance – 1.7%
Aetna, Inc., 1.3066%, 12/8/17‡	19,436,000	19,464,279
Kemper Corp., 6.0000%, 5/15/17†	6,000,000	6,211,476
		25,675,755
Natural Gas – 0.2%
Sempra Energy, 2.3000%, 4/1/17	2,377,000	2,396,674
Owned No Guarantee – 1.0%
ICBCIL Finance Co., Ltd., 2.6000%, 11/13/18 (144A)†	8,164,000	8,232,488
Petrobras Global Finance BV, 6.1250%, 10/6/16	1,242,000	1,248,210
Petroleos Mexicanos, 5.5000%, 2/4/19 (144A)	5,723,000	6,014,873
		15,495,571
Real Estate Investment Trusts (REITs) – 0.7%
Hospitality Properties Trust, 5.6250%, 3/15/17	9,557,000	9,794,950
Technology – 5.2%
EMC Corp., 1.8750%, 6/1/18	32,119,000	31,478,900
Fidelity National Information Services, Inc., 2.8500%, 10/15/18†	16,459,000	16,891,658
Jabil Circuit, Inc., 8.2500%, 3/15/18	4,492,000	4,907,510
Juniper Networks, Inc., 3.1250%, 2/26/19	4,105,000	4,222,009
Lexmark International, Inc., 6.6500%, 6/1/18	18,705,000	19,906,403
NXP BV / NXP Funding LLC, 3.5000%, 9/15/16 (144A)	303,000	303,314
		77,709,794
Transportation – 0.1%
Kansas City Southern, 1.3344%, 10/28/16 (144A)‡	1,680,000	1,677,917
Total Corporate Bonds (cost $932,819,279)		937,798,138

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts			Value
Foreign Government Bonds – 4.6%
Argentine Republic Government International Bond, 8.7500%, 6/2/17	$16,315,000		$17,032,860
Argentine Republic Government International Bond, 6.2500%, 4/22/19 (144A)	28,229,000		29,428,733
Argentine Republic Government International Bond, 6.8750%, 4/22/21 (144A)	9,456,000		10,084,824
Banco Nacional de Desenvolvimento Economico e Social,
3.3750%, 9/26/16 (144A)	7,300,000		7,296,350
Provincia de Buenos Aires, Argentina, 5.7500%, 6/15/19 (144A)	4,477,000		4,532,963
Total Foreign Government Bonds (cost $66,927,442)			68,375,730
Inflation-Indexed Bonds – 2.6%
Mexican Udibonos, 4.5000%, 12/4/25 (cost $38,233,323)	617,583,239	MXN	38,531,081
Common Stocks – 10.6%
Airlines – 0.1%
Virgin America, Inc.*	18,912		1,063,044
Beverages – 5.4%
SABMiller PLC	1,368,597		79,770,438
Chemicals – 0.5%
Valspar Corp.	67,431		7,284,571
Food & Staples Retailing – 0.3%
Rite Aid Corp.*	663,688		4,971,023
Gas Utilities – 1.0%
AGL Resources, Inc.†	218,297		14,401,053
Piedmont Natural Gas Co., Inc.	13,632		819,556
			15,220,609
Insurance – 0.5%
Fidelity & Guaranty Life	299,447		6,941,181
Internet Software & Services – 1.2%
LinkedIn Corp. - Class A*	96,719		18,304,071
Multi-Utilities – 0%
TECO Energy, Inc.	14,655		405,064
Real Estate Investment Trusts (REITs) – 0.9%
American Capital Agency Corp.†	297,274		5,891,971
Annaly Capital Management, Inc.†	372,798		4,126,874
Capstead Mortgage Corp.	88,332		856,820
Hatteras Financial Corp.†	122,151		2,003,276
			12,878,941
Technology Hardware, Storage & Peripherals – 0.7%
EMC Corp.†	378,965		10,296,479
Total Common Stocks (cost $160,178,748)			157,135,421
Short-Term Taxable Variable Rate Demand Notes – 0.4%
Chicago Board of Education, 6.0380%, 12/1/29†	5,395,000		4,445,048
Chicago Board of Education, 6.1380%, 12/1/39†	1,450,000		1,155,215
Chicago Board of Education, 6.5190%, 12/1/40†	915,000		726,931
Total Short-Term Taxable Variable Rate Demand Notes (cost $6,645,416)			6,327,194
Investment Companies – 9.6%
Closed-End Funds – 2.4%
Aberdeen Asia-Pacific Income Fund, Inc.	47,191		236,427
BlackRock Credit Allocation Income Trust	77,112		1,003,998
BlackRock Taxable Municipal Bond Trust	705,929		17,210,549
Cohen & Steers Closed-End Opportunity Fund, Inc.	116,587		1,346,580
Cohen & Steers Infrastructure Fund, Inc.	37,939		812,653
Cohen & Steers REIT and Preferred Income Fund, Inc.	101,410		2,082,961
Duff & Phelps Global Utility Income Fund, Inc.	118,568		2,034,627
Eaton Vance Limited Duration Income Fund	71,792		964,884
First Trust Intermediate Duration Preferred & Income Fund	101,688		2,398,820
Gabelli Dividend & Income Trust	37,634		719,938
Invesco Trust for Investment Grade Municipals	7,228		107,408
Nuveen Build America Bond Fund	60,920		1,389,585
Nuveen Build America Bond Opportunity Fund	12,031		273,104
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund	18,774		305,265
Nuveen Preferred Income Opportunities Fund	40,074		401,541
Nuveen Preferred Securities Income Fund	30,833		285,205

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Investment Companies – (continued)
Closed-End Funds – (continued)
PIMCO Dynamic Credit Income Fund	36,831	$704,577
Reaves Utility Income Fund	93,531	3,036,952
		35,315,074
Exchange-Traded Funds (ETFs) – 1.1%
iShares US Preferred Stock	421,445	16,811,441
Money Markets – 6.1%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	89,776,613	89,776,613
Total Investment Companies (cost $138,305,919)		141,903,128
Total Investments (total cost $1,516,660,966) – 102.2%		1,514,111,141
Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(32,229,748)
Net Assets – 100%		$1,481,881,393

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,233,681,610	81.5%
United Kingdom	89,704,748	5.9
Argentina	61,079,380	4.0
Mexico	44,545,954	2.9
Germany	22,902,522	1.5
Canada	17,352,772	1.2
China	11,245,799	0.7
Netherlands	9,062,606	0.6
Brazil	8,544,560	0.6
Japan	5,947,247	0.4
Norway	4,191,264	0.3
Russia	4,151,160	0.3
Australia	1,701,519	0.1

Total	$1,514,111,141	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	7/13/16	13,926,000	$18,537,014	$1,919,236
Citibank NA:
Mexican Peso	7/14/16	705,933,034	38,586,042	(439,872)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.:
British Pound	7/13/16	26,965,000	$35,893,334	$3,122,055
British Pound	7/13/16	11,114,000	14,793,938	(125,372)

			50,687,272	2,996,683
Morgan Stanley:
British Pound	7/13/16	5,714,000	7,605,952	(68,166)
Total			$115,416,280	$4,407,881

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Gold	148	8/16	$80,146	$39,960

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
10-Year U.S. Treasury Note Future	940	$135.00	7/16	$159,917	$42,417	$(117,500)
CME E-mini S&P 500 European Future	387	2,100.00	7/16	100,577	(204,186)	(304,763)
CME E-mini S&P 500 European Future	194	2,150.00	7/16	47,024	32,474	(14,550)
Gold 100 Oz Future	492	1,300.00	7/16	712,992	(925,368)	(1,638,360)
	2,013			1,020,510	(1,054,663)	(2,075,173)
Written Put Options:
10-Year U.S. Treasury Note Future	2,386	132.00	7/16	660,047	26,266	(633,781)
5-Year U.S. Treasury Note Future	1,552	121.00	7/16	70,034	(14,841)	(84,875)
CME E-mini S&P 500 European Future	194	1,900.00	7/16	44,114	32,959	(11,155)
Gold 100 Oz Future	246	1,210.00	7/16	141,103	128,803	(12,300)
Gold 100 Oz Future	246	1,220.00	7/16	189,890	172,670	(17,220)
	4,624			1,105,188	345,857	(759,331)
Total	6,637			$2,125,698	$(708,806)	$(2,834,504)

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions - Buy Protection:
Barclays Capital, Inc.:
CDX NA.HY.26	Credit Default Swap maturing 6/20/21	5.00%	7/20/16	$85,877,000	$224,758	$(253,088)	$(477,846)
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	7/20/16	94,532,000	123,364	99,685	(23,679)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Schedule of OTC Written Credit Default Swaptions (continued)
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value
Citigroup Global Markets:
CDX NA.HY.26	Credit Default Swap maturing 6/20/21	5.00%	7/20/16	$163,513,000	$372,029	$(537,808)	$(909,837)
CDX NA.HY.26	Credit Default Swap maturing 6/20/21	5.00	7/20/16	38,862,000	170,993	(152,841)	(323,834)
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	7/20/16	93,945,000	112,734	(204,257)	(316,991)
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	7/20/16	77,725,000	104,929	(33,617)	(138,546)
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	7/20/16	47,275,000	62,639	50,797	(11,842)
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	7/20/16	38,862,000	24,872	(3,395)	(28,267)
Credit Suisse International:
CDX NA.HY.26	Credit Default Swap maturing 6/20/21	5.00	8/17/16	173,086,000	604,646	(12,278)	(616,924)
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	7/20/16	78,444,000	105,899	48,842	(57,057)
Goldman Sachs International:
CDX NA.HY.26	Credit Default Swap maturing 6/20/21	5.00	7/20/16	38,901,000	147,824	(68,633)	(216,457)
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	7/20/16	38,666,000	15,466	5,781	(9,685)
JPMorgan Chase & Co.:
CDX NA.IG.26	Credit Default Swap maturing 6/20/21	1.00	7/20/16	77,248,000	46,349	(91,346)	(137,695)
					2,116,502	(1,152,158)	(3,268,660)
Written Put Swaptions - Sell Protection:
Barclays Capital, Inc.:
CDX NA.HY.26	Credit Default Swap maturing 6/20/21	5.00	8/17/16	38,684,000	201,157	28,758	(172,399)

Total					$2,317,659	$(1,123,400)	$(3,441,059)

Schedule of Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Pay	Mexico Interbank TIIE 28 Day	7.1400%	2/18/26	685,777,000	MXN	$750	$578,710	$182,894
Pay	Mexico Interbank TIIE 28 Day	6.8600%	6/19/26	717,865,000	MXN	750	(750)	-
						$1,500	$577,960	$182,894

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Schedule of OTC Interest Rate Swaps
Outstanding
Counterparty/					Unrealized	Swap Contracts,
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	at Value
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Goldman Sachs International:

Receive	CPI Urban Consumers NSA	1.6625%	3/31/21	$79,162,000	$	$(29,009)	$(29,009)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.26	5.00%	6/20/21	$(38,684,000)	$(1,024,376)	$(204,815)	$(105,580)

Schedule of OTC Credit Default Swaps - Buy Protection
Outstanding
				Premiums	Unrealized	Swap Contracts,
Counterparty/	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rate	Date	Amount	(Received)	(Depreciation)	Asset/(Liability)
Citigroup Global Markets:
Talon Energy Supply LLC	1.00%	12/20/16	$(3,636,000)	$58,925	$(48,229)	$10,696

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

Barclays Capital, Inc.:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00%	12/20/19	$9,278,000	$223,150	$(136,733)	$86,417
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	4,473,000	103,511	(61,849)	41,662
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	23,610,000	554,663	(353,752)	200,911
Citigroup Global Markets:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	9,386,000	220,746	(133,323)	87,423
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	8,427,000	175,255	(96,765)	78,490
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	10,790,000	253,487	(161,668)	91,819
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	9,278,000	103,465	(13,901)	89,564
MCDX.NA.24(3)	N/A	1.00	6/20/20	17,362,000	40,242	102,844	143,086
Credit Suisse International:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	6/20/20	7,952,000	174,766	(113,512)	61,254
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	13,348,000	294,129	(169,804)	124,325
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	375,724	(226,730)	148,994
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	367,030	(218,036)	148,994
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,414,000	354,838	(206,652)	148,186

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Unconstrained Bond Fund

Schedule of Investments

June 30, 2016

Schedule of OTC Credit Default Swaps - Sell Protection(1) (continued)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00%	12/20/19	$10,000,000	$81,754	$14,780	$96,534
Foreign Corporate Bonds
Kingdom of Spain	BBB+	1.00	3/20/17	34,827,000	373,699	(204,026)	169,673
Foreign Government Bonds
Republic of Italy	Not Rated	1.00	3/20/17	34,827,000	359,201	(255,835)	103,366
JPMorgan Chase & Co.:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	17,904,000	451,668	(284,908)	166,760
Morgan Stanley:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	358,344	(209,350)	148,994

Total					$4,865,672	$(2,729,220)	$2,136,452
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)		If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $143,428,707, which represents 9.7% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $423,221,119.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	34,178,000	1,493,622,410	(1,438,023,797)	89,776,613	$—	$234,934	$89,776,613

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Toll Road Investors Partnership II LP, 0%, 2/15/43	1/29/15	$1,786,772	$2,106,982	0.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

Janus Investment Fund	17

Janus Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 164,040,449	$ -
Corporate Bonds	-	937,798,138	-
Foreign Government Bonds	-	68,375,730	-
Inflation-Indexed Bonds	-	38,531,081	-
Common Stocks
Beverages	-	79,770,438	-
All Other	77,364,983	-	-
Short-Term Taxable Variable Rate Demand Notes	-	6,327,194	-
Investment Companies	52,126,515	89,776,613	-
Total Investments in Securities	$ 129,491,498	$ 1,384,619,643	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 5,041,291	$ -
Outstanding Swap Contracts, at Value	-	2,147,148	-
Variation Margin Receivable	39,960	182,894	-
Total Assets	$ 129,531,458	$ 1,391,990,976	$ -
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 633,410	$ -
Options Written, at Value	-	2,834,504	-
Outstanding Swap Contracts, at Value	-	29,009	-
Swaptions Written, at Value	-	3,441,059	-
Variation Margin Payable	-	105,580	-
Total Liabilities	$ -	$ 7,043,562	$ -

(a) Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

18	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,516,660,966
Unaffiliated investments, at value	1,424,334,528
Affiliated investments, at value	89,776,613
Cash	629,009
Restricted cash (Note 1)	4,066,000
Forward currency contracts	5,041,291
Cash denominated in foreign currency(1)	302,911
Outstanding swap contracts, at value(2)	2,147,148
Variation margin receivable	222,854
Non-interested Trustees' deferred compensation	26,723
Receivables:
Interest	10,586,034
Fund shares sold	1,656,519
Investments sold	644,566
Dividends	304,591
Dividends from affiliates	59,573
Other assets	34,403
Total Assets	1,539,832,763
Liabilities:
Forward currency contracts	633,410
Options written, at value(3)	2,834,504
Swaptions written, at value(4)	3,441,059
Outstanding swap contracts, at value	29,009
Variation margin payable	105,580
Payables:	—
Investments purchased	47,472,695
Fund shares repurchased	1,214,335
Advisory fees	769,279
Dividends	669,215
Transfer agent fees and expenses	71,560
12b-1 Distribution and shareholder servicing fees	53,628
Professional fees	42,533
Non-interested Trustees' deferred compensation fees	26,723
Fund administration fees	11,387
Non-interested Trustees' fees and expenses	8,586
Custodian fees	76
Accrued expenses and other payables	567,791
Total Liabilities	57,951,370
Net Assets	$1,481,881,393

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Unconstrained Bond Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,490,682,604
Undistributed net investment income/(loss)	(1,274,648)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(5,199,245)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,327,318)
Total Net Assets	$1,481,881,393
Net Assets - Class A Shares	$85,241,539
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,788,189
Net Asset Value Per Share(5)	$9.70
Maximum Offering Price Per Share(6)	$10.18
Net Assets - Class C Shares	$45,452,303
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,690,619
Net Asset Value Per Share(5)	$9.69
Net Assets - Class D Shares	$14,161,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,459,628
Net Asset Value Per Share	$9.70
Net Assets - Class I Shares	$1,168,251,382
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	120,440,449
Net Asset Value Per Share	$9.70
Net Assets - Class N Shares	$3,967,077
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	409,001
Net Asset Value Per Share	$9.70
Net Assets - Class R Shares	$211,283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,781
Net Asset Value Per Share	$9.70
Net Assets - Class S Shares	$540,626
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,761
Net Asset Value Per Share	$9.70
Net Assets - Class T Shares	$164,055,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,928,969
Net Asset Value Per Share	$9.69

(1) Includes cost of $302,911.

(2) Net premiums paid $4,924,597.

(3) Premiums received $2,125,698.

(4) Premiums received $2,317,659.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

20	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$34,946,892
Dividends	3,142,646
Dividends from affiliates	234,934
Other income	928,765
Total Investment Income	39,253,237
Expenses:
Advisory fees	8,692,576
12b-1Distribution and shareholder servicing fees:
Class A Shares	204,010
Class C Shares	443,268
Class R Shares	801
Class S Shares	1,158
Transfer agent administrative fees and expenses:
Class D Shares	15,803
Class R Shares	401
Class S Shares	1,158
Class T Shares	433,410
Transfer agent networking and omnibus fees:
Class A Shares	17,530
Class C Shares	22,448
Class I Shares	229,028
Other transfer agent fees and expenses:
Class A Shares	7,177
Class C Shares	4,964
Class D Shares	7,485
Class I Shares	35,265
Class N Shares	44
Class R Shares	5
Class S Shares	10
Class T Shares	1,022
Registration fees	170,603
Professional fees	135,652
Fund administration fees	121,241
Shareholder reports expense	120,841
Non-interested Trustees’ fees and expenses	33,443
Custodian fees	26,203
Other expenses	539,741
Total Expenses	11,265,287
Less: Excess Expense Reimbursement	(59,564)
Net Expenses	11,205,723
Net Investment Income/(Loss)	28,047,514

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Unconstrained Bond Fund

Statement of Operations

For the year ended June 30, 2016

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(2,647,680)
Futures contracts	(60,961,779)
Swap contracts	8,858,028
Written options contracts	45,164,641
Written swaption contracts	16,241,844
Total Net Realized Gain/(Loss) on Investments	6,655,054
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,019,071
Futures contracts	(2,521,401)
Swap contracts	1,940,724
Written options contracts	(5,122,369)
Written swaption contracts	(2,746,115)
Total Change in Unrealized Net Appreciation/Depreciation	(2,430,090)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$32,272,478

See Notes to Financial Statements.

22	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015(1)

Operations:
Net investment income/(loss)	$28,047,514	$10,983,501
Net realized gain/(loss) on investments	6,655,054	(22,109,929)
Change in unrealized net appreciation/depreciation	(2,430,090)	93,770
Net Increase/(Decrease) in Net Assets Resulting from Operations	32,272,478	(11,032,658)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,121,294)	(435,038)
Class C Shares	(431,193)	(162,351)
Class D Shares	(181,302)	(78,404)
Class I Shares	(15,570,721)	(8,541,280)
Class N Shares	(50,610)	(19,228)
Class R Shares	(2,009)	(204)
Class S Shares	(6,117)	(2,505)
Class T Shares	(2,367,371)	(1,196,947)
Total Dividends from Net Investment Income	(19,730,617)	(10,435,957)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(1,022,775)	(317,992)
Class C Shares	(393,307)	(118,671)
Class D Shares	(165,373)	(57,309)
Class I Shares	(14,202,648)	(6,243,283)
Class N Shares	(46,163)	(14,055)
Class R Shares	(1,832)	(150)
Class S Shares	(5,580)	(1,831)
Class T Shares	(2,159,369)	(874,914)
Total Return of Capital on Dividends from Net Investment Income	(17,997,047)	(7,628,205)
Net Decrease from Dividends and Distributions to Shareholders	(37,727,664)	(18,064,162)
Capital Share Transactions:
Class A Shares	3,191,907	79,731,858
Class C Shares	(6,291,833)	52,577,914
Class D Shares	910,263	13,260,510
Class I Shares	67,725,659	1,122,947,225
Class N Shares	873,866	3,114,591
Class R Shares	156,524	50,354
Class S Shares	54,452	445,616
Class T Shares	(29,774,885)	195,014,751
Net Increase/(Decrease) from Capital Share Transactions	36,845,953	1,467,142,819
Net Increase/(Decrease) in Net Assets	31,390,767	1,438,045,999
Net Assets:
Beginning of period	1,450,490,626	12,444,627
End of period	$1,481,881,393	$1,450,490,626

Undistributed Net Investment Income/(Loss)	$(1,274,648)	$93,379

(1) Period from February 6, 2015 (inception date) through June 30, 2015 for Class R Shares.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Global Unconstrained Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.71	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.09	—(3)
Net realized and unrealized gain/(loss)	0.06	(0.27)	0.01
Total from Investment Operations	0.24	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.07)	—
Distributions (from capital gains)	—	—	—
Return of capital	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.25)	(0.12)	—
Net Asset Value, End of Period	$9.70	$9.71	$10.01
Total Return*	2.54%	(1.86)%	0.10%
Net Assets, End of Period (in thousands)	$85,242	$82,298	$3,934
Average Net Assets for the Period (in thousands)	$81,615	$44,607	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.07%	5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.07%	1.08%
Ratio of Net Investment Income/(Loss)	1.90%	0.93%	(0.36)%
Portfolio Turnover Rate	149%	107%	15%

Class C Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.69	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.02	(0.01)
Net realized and unrealized gain/(loss)	0.07	(0.28)	0.02
Total from Investment Operations	0.18	(0.26)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.03)	—
Distributions (from capital gains)	—	—	—
Return of capital	(0.09)	(0.03)	—
Total Dividends and Distributions	(0.18)	(0.06)	—
Net Asset Value, End of Period	$9.69	$9.69	$10.01
Total Return*	1.87%	(2.59)%	0.10%
Net Assets, End of Period (in thousands)	$45,452	$51,993	$272
Average Net Assets for the Period (in thousands)	$45,549	$26,045	$126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.80%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.80%	1.83%
Ratio of Net Investment Income/(Loss)	1.12%	0.23%	(0.97)%
Portfolio Turnover Rate	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.71	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	0.06	(0.27)	0.01
Total from Investment Operations	0.24	(0.17)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.08)	—
Distributions (from capital gains)	—	—	—
Return of capital	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.25)	(0.13)	—
Net Asset Value, End of Period	$9.70	$9.71	$10.01
Total Return*	2.53%	(1.68)%	0.10%
Net Assets, End of Period (in thousands)	$14,162	$13,269	$254
Average Net Assets for the Period (in thousands)	$13,166	$7,698	$118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.14%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	1.92%	0.98%	(0.25)%
Portfolio Turnover Rate	149%	107%	15%

Class I Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	0.07	(0.28)	0.01
Total from Investment Operations	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—
Return of capital	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.28)	(0.15)	—
Net Asset Value, End of Period	$9.70	$9.70	$10.01
Total Return*	2.90%	(1.56)%	0.10%
Net Assets, End of Period (in thousands)	$1,168,251	$1,104,105	$3,935
Average Net Assets for the Period (in thousands)	$1,035,919	$731,773	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.76%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.83%
Ratio of Net Investment Income/(Loss)	2.15%	1.26%	(0.11)%
Portfolio Turnover Rate	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Global Unconstrained Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	0.07	(0.28)	0.01
Total from Investment Operations	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—
Return of capital	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.28)	(0.15)	—
Net Asset Value, End of Period	$9.70	$9.70	$10.01
Total Return*	2.93%	(1.58)%	0.10%
Net Assets, End of Period (in thousands)	$3,967	$3,099	$50
Average Net Assets for the Period (in thousands)	$3,265	$1,667	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.77%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.77%	0.83%
Ratio of Net Investment Income/(Loss)	2.22%	1.22%	(0.11)%
Portfolio Turnover Rate	149%	107%	15%

Class R Shares
For a share outstanding during the year or period ended June 30	2016	2015(4)
Net Asset Value, Beginning of Period	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.03
Net realized and unrealized gain/(loss)	0.06	(0.26)
Total from Investment Operations	0.21	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.04)
Distributions (from capital gains)	—	—
Return of capital	(0.10)	(0.03)
Total Dividends and Distributions	(0.21)	(0.07)
Net Asset Value, End of Period	$9.70	$9.70
Total Return*	2.15%	(2.31)%
Net Assets, End of Period (in thousands)	$211	$50
Average Net Assets for the Period (in thousands)	$162	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.49%
Ratio of Net Investment Income/(Loss)	1.56%	0.71%
Portfolio Turnover Rate	149%	107%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from February 6, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

26	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.07	(0.01)
Net realized and unrealized gain/(loss)	0.07	(0.28)	0.02
Total from Investment Operations	0.24	(0.21)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.06)	—
Distributions (from capital gains)	—	—	—
Return of capital	(0.11)	(0.04)	—
Total Dividends and Distributions	(0.24)	(0.10)	—
Net Asset Value, End of Period	$9.70	$9.70	$10.01
Total Return*	2.51%	(2.13)%	0.10%
Net Assets, End of Period (in thousands)	$541	$487	$50
Average Net Assets for the Period (in thousands)	$463	$288	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.36%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.36%	1.33%
Ratio of Net Investment Income/(Loss)	1.79%	0.71%	(0.61)%
Portfolio Turnover Rate	149%	107%	15%

Class T Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	0.07	(0.28)	0.01
Total from Investment Operations	0.25	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.08)	—
Distributions (from capital gains)	—	—	—
Return of capital	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.26)	(0.13)	—
Net Asset Value, End of Period	$9.69	$9.70	$10.01
Total Return*	2.60%	(1.80)%	0.10%
Net Assets, End of Period (in thousands)	$164,055	$195,190	$3,949
Average Net Assets for the Period (in thousands)	$173,502	$118,182	$3,938
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.01%	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	1.92%	0.99%	(0.36)%
Portfolio Turnover Rate	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Unconstrained Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

28	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	29

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

30	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of June 30, 2016, the Fund has restricted cash in the amount of $4,066,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

Janus Investment Fund	31

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year ended June 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $25,506,669 and $33,275,889, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect

32	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the year ended June 30, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $132,267,894 and $199,597,980, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Janus Investment Fund	33

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Fund purchased call options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year ended June 30, 2016, the average ending monthly market value amounts on purchased put options is $140,093. There were no purchased put options held at June 30, 2016.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the year, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

34	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

During the year, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

During the year ended June 30, 2016, the average ending monthly market value amounts on written call and put options are $3,215,416 and $3,679,338, respectively.

Written option activity for the year ended June 30, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2015	921,156,348	$ 28,209,485
Options written	1,559,054,949	70,637,871
Options closed	(1,180,099,084)	(31,905,815)
Options expired	(1,265,390,766)	(61,213,011)
Options exercised	(34,714,810)	(3,602,832)
Options outstanding at June 30, 2016	6,637	$ 2,125,698

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Fund purchased credit default payer swaptions (put) in order to reduce credit exposure where reducing this exposure via the swaptions market was most attractive.

Janus Investment Fund	35

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

During the year ended June 30, 2016, the average ending monthly market value amounts on purchased put swaptions is $0. There were no purchased swaptions held at June 30, 2016.

During the year, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the year, the Fund sold interest rate payer swaptions (put) in order to gain interest rate volatility exposure and to also gain interest rate exposure.

During the year, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the year, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the year ended June 30, 2016, the average ending monthly market value amounts on written call and put swaptions are $3,271,719 and $1,389,347, respectively.

Written swaption activity for the year ended June 30, 2016 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at June 30, 2015	3,567,428,000	$4,293,554
Swaptions written	13,489,130,000	57,595,200
Swaptions closed	(4,410,658,000)	(30,278,413)
Swaptions expired	(11,560,280,000)	(29,292,682)
Swaptions exercised	-	-
Swaptions outstanding at June 30, 2016	1,085,620,000	$2,317,659

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

36	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

Janus Investment Fund	37

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year ended June 30, 2016, the average ending monthly market value amounts on credit default swaps which are long and short the reference asset are $3,603,462 and $(1,579,551), respectively.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the year, the Fund entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Fund's exposure to inflation. With higher inflation, the Fund benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

During the year ended June 30, 2016, the average ending monthly market value amounts on interest rate swaps which are which are long the reference asset is $760,916.

38	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2016

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward currency contracts	$-	$-	$5,041,291	$-	$-	$5,041,291
Outstanding swap contracts, at value	-	2,147,148	-	-	-	2,147,148
Variation margin receivable	39,960	-	-	-	182,894	222,854

Total Asset Derivatives	$39,960	$2,147,148	$5,041,291	$-	$182,894	$7,411,293

Liability Derivatives:
Forward currency contracts	$-	$-	$633,410	$-	$-	$633,410
Options written, at value	1,667,880	-	-	330,468	836,156	2,834,504
Outstanding swap contracts, at value	-	-	-	-	29,009	29,009
Swaptions written, at value	-	3,441,059	-	-	-	3,441,059
Variation margin payable	-	105,580	-	-	-	105,580

Total Liability Derivatives	$1,667,880	$3,546,639	$633,410	$330,468	$865,165	$7,043,562

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$633,831	$-	$218,420	$(32,550,087)	$(29,263,943)	$(60,961,779)
Investments and foreign currency transactions	1,410,194*	(118,695)**	(4,335,722)*	639,362*	-	(2,404,861)
Swap contracts	-	6,937,456	-	-	1,920,572	8,858,028
Written options contracts	1,181,691	-	(3,961,341)	7,248,891	40,695,400	45,164,641
Written swaption contracts	-	6,397,277	-	-	9,844,567	16,241,844

Total	$3,225,716	$13,216,038	$(8,078,643)	$(24,661,834)	$23,196,596	$6,897,873

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$80,146	$-	$-	$(2,601,547)	$-	$(2,521,401)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	4,185,237	-	-	4,185,237
Swap contracts	-	1,440,836	-	-	499,888	1,940,724
Written options contracts	(623,895)	-	(860,430)	(505,257)	(3,132,787)	(5,122,369)
Written swaption contracts	-	(1,017,735)	-	-	(1,728,380)	(2,746,115)

Total	$(543,749)	$423,101	$3,324,807	$(3,106,804)	$(4,361,279)	$(4,263,924)
* Includes amounts related to purchased options. ** Includes amounts related to purchased swaptions.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Investment Fund	39

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether

40	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

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Notes to Financial Statements

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

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Notes to Financial Statements

Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$1,919,236	$—	$—	$1,919,236
Barclays Capital, Inc.	328,990	(328,990)	—	—
Citigroup Global Markets	501,078	(501,078)	—	—
Credit Suisse International	61,254	(61,254)	—	—
Goldman Sachs International	940,072	(255,151)	—	684,921
JPMorgan Chase & Co.	3,288,815	(263,067)	(320,408)	2,705,340
Morgan Stanley	148,994	(68,166)	(80,828)	—

Total	$7,188,439	$(1,477,706)	$(401,236)	$5,309,497

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$673,924	$(328,990)	$(344,934)	$—
Citibank NA	439,872	—	—	439,872
Citigroup Global Markets	1,729,317	(501,078)	(1,140,000)	88,239
Credit Suisse International	673,981	(61,254)	(350,000)	262,727
Goldman Sachs International	255,151	(255,151)	—	—
JPMorgan Chase & Co.	263,067	(263,067)	—	—
Morgan Stanley	68,166	(68,166)	—	—

Total	$4,103,478	$(1,477,706)	$(1,834,934)	$790,838
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

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Notes to Financial Statements

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

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Janus Global Unconstrained Bond Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Portfolio on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the

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Janus Global Unconstrained Bond Fund

Notes to Financial Statements

0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of

46	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $22,076.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class A Shares paid CDSCs of $718 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $40,572.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	24%		1%
Class C Shares	-	*	-	*
Class D Shares	-	*	-	*
Class I Shares	2		1
Class N Shares	1		-	*
Class R Shares	24		-	*
Class S Shares	9		-	*
Class T Shares	12		1
*Less than 0.50%.

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule

Janus Investment Fund	47

Janus Global Unconstrained Bond Fund

Notes to Financial Statements

17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $104,004,621 in purchases and $17,546,394 in sales, resulting in a net realized loss of $537,280. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ (669,215)	$ -	$ -	$ -	$ -	$ (5,215,902)	$ (2,916,094)

During the year ended June 30, 2016, capital loss carryovers of $14,502,764 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sales, investments in foreign currency contracts and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,517,027,235	$11,679,279	$(14,595,373)	$ (2,916,094)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,730,617	$ -	$ 17,997,047	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,435,957	$ -	$ 7,628,205	$ -

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Janus Global Unconstrained Bond Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (18,209,368)	$ 8,312,123	$ 9,897,245

6. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,660,644	$ 25,705,093	9,150,477	$ 90,214,475
Reinvested dividends and distributions	199,063	1,918,979	68,452	671,182
Shares repurchased	(2,551,038)	(24,432,165)	(1,132,742)	(11,153,799)
Net Increase/(Decrease)	308,669	$ 3,191,907	8,086,187	$ 79,731,858
Class C Shares:
Shares sold	1,289,132	$ 12,463,110	6,069,039	$ 59,764,232
Reinvested dividends and distributions	65,554	632,278	21,828	213,591
Shares repurchased	(2,027,591)	(19,387,221)	(754,503)	(7,399,909)
Net Increase/(Decrease)	(672,905)	$ (6,291,833)	5,336,364	$ 52,577,914
Class D Shares:
Shares sold	403,338	$ 3,890,253	1,594,220	$ 15,740,255
Reinvested dividends and distributions	34,189	329,978	13,067	128,218
Shares repurchased	(344,990)	(3,309,968)	(265,575)	(2,607,963)
Net Increase/(Decrease)	92,537	$ 910,263	1,341,712	$ 13,260,510
Class I Shares:
Shares sold	27,507,979	$266,368,321	135,468,728	$1,338,726,290
Reinvested dividends and distributions	2,921,373	28,167,452	1,445,000	14,174,069
Shares repurchased	(23,770,018)	(226,810,114)	(23,525,946)	(229,953,134)
Net Increase/(Decrease)	6,659,334	$ 67,725,659	113,387,782	$1,122,947,225
Class N Shares:
Shares sold	165,903	$ 1,600,756	375,154	$ 3,707,941
Reinvested dividends and distributions	10,033	96,773	3,370	33,052
Shares repurchased	(86,273)	(823,663)	(64,186)	(626,402)
Net Increase/(Decrease)	89,663	$ 873,866	314,338	$ 3,114,591
Class R Shares:
Shares sold	68,482	$ 650,388	5,092	$ 50,000
Reinvested dividends and distributions	375	3,628	36	354
Shares repurchased	(52,204)	(497,492)	-	-
Net Increase/(Decrease)	16,653	$ 156,524	5,128	$ 50,354
Class S Shares:
Shares sold	14,124	$ 136,214	50,996	$ 502,408
Reinvested dividends and distributions	1,203	11,602	407	3,985
Shares repurchased	(9,739)	(93,364)	(6,230)	(60,777)
Net Increase/(Decrease)	5,588	$ 54,452	45,173	$ 445,616
Class T Shares:
Shares sold	6,896,785	$ 66,693,500	25,844,543	$ 254,734,561
Reinvested dividends and distributions	459,300	4,422,641	207,281	2,032,254
Shares repurchased	(10,558,323)	(100,891,026)	(6,315,450)	(61,752,064)
Net Increase/(Decrease)	(3,202,238)	$ (29,774,885)	19,736,374	$ 195,014,751
(1)	Period from February 6, 2015 (inception date) through June 30, 2015 for Class R Shares.

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Janus Global Unconstrained Bond Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,919,562,104	$1,912,509,136	$ 4,477,000	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

50	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Global Unconstrained Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Unconstrained Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	55

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	57

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Global Unconstrained Bond Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Global Unconstrained Bond Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Return of Capital Distributions	$17,997,047
Dividends Received Deduction Percentage	10%
Qualified Dividend Income Percentage	17%

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Janus Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	69

Janus Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

70	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	71

Janus Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

72	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	73

Janus Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

74	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Lead Portfolio Manager Janus Global Unconstrained Bond Fund	10/14-Present	Portfolio Manager for other Janus accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC ("PIMCO") (1971-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	75

Janus Global Unconstrained Bond Fund

Trustees and Officers (unaudited)

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

76	JUNE 30, 2016

Janus Global Unconstrained Bond Fund

Notes

NotesPage1

Janus Investment Fund	77

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3604				125-02-93024 08-16

78	JUNE 30, 2016

ANNUAL REPORT June 30, 2016

Janus Government Money Market Fund

Janus Investment Fund

Janus Government Money Market Fund

Janus Government Money Market Fund (unaudited)

Performance

Eric Thorderson portfolio manager

Average Annual Total Return		Seven-Day Current Yield
Class D Shares(1)		Class D Shares(1)
1 Year	0.00%	With Reimbursement	0.00%
5 Year	0.00%	Without Reimbursement	-0.13%
10 Year	0.88%	Class T Shares
Since Inception (February 14, 1995)	2.35%	With Reimbursement	0.00%
Class T Shares		Without Reimbursement	-0.15%
1 Year	0.00%	Expense Ratios
5 Year	0.00%	Per the October 28, 2015 prospectuses
10 Year	0.88%	Class D Shares(1)
Since Inception (February 14, 1995)	2.35%	Total Annual Fund Operating Expenses	0.69%
		Class T Shares
		Total Annual Fund Operating Expenses	0.71%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class D Shares	$1,000.00	$1,000.00	$1.89	$1,000.00	$1,022.97	$1.91	0.38%
Class T Shares	$1,000.00	$1,000.00	$1.94	$1,000.00	$1,022.92	$1.96	0.39%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2016

Janus Government Money Market Fund

Schedule of Investments

June 30, 2016

Principal Amounts		Value
U.S. Government Agency Notes – 42.9%
Federal Farm Credit Discount Notes:
0.5224%, 11/9/16	$2,000,000	$1,996,212
0.5930%, 11/29/16	2,500,000	2,493,807
		4,490,019
Federal Home Loan Bank Discount Notes:
0.3407%, 7/20/16	2,000,000	1,999,641
0.5120%, 7/27/16	1,500,000	1,499,447
0.4590%, 8/10/16	3,000,000	2,998,474
0.4565%, 8/12/16	2,000,000	1,998,937
0.4472%, 8/26/16	3,000,000	2,997,918
0.5069%, 8/31/16	3,000,000	2,997,431
0.4464%, 9/7/16	6,000,000	5,994,954
0.5140%, 9/9/16	3,000,000	2,997,011
0.3960%, 9/14/16	2,000,000	1,998,354
0.4465%, 9/21/16	2,000,000	1,997,972
0.4868%, 9/23/16	3,000,000	2,996,603
0.4314%, 10/7/16	3,000,000	2,996,487
0.4616%, 10/12/16	3,000,000	2,996,050
0.4566%, 10/26/16	3,000,000	2,995,562
0.4666%, 11/4/16	3,000,000	2,995,116
0.4917%, 11/16/16	3,000,000	2,994,364
0.5422%, 11/18/16	3,000,000	2,993,698
0.5825%, 11/30/16	2,000,000	1,995,101
0.5019%, 12/7/16	3,600,000	3,592,049
		54,035,169
FHLMC Multifamily VRD Certificates Taxable:
0.4900%, 1/15/42 ‡‡	5,916,812	5,916,682
Freddie Mac Discount Notes:
0.4323%, 7/13/16	3,000,000	2,999,569
0.4181%, 9/6/16	3,000,000	2,997,671
		5,997,240
Total U.S. Government Agency Notes (cost $70,439,110)		70,439,110
Variable Rate Demand Agency Notes ‡ – 43.1%
AE REALTY LLC, 0.4300%, 10/1/23	780,000	780,000
Clearwater Solutions LLC, 0.4600%, 9/1/21	940,000	940,000
Cypress Bend Real Estate Development Co. LLC, 0.4300%, 4/1/33	9,000,000	9,000,000
Florida Food Products, Inc., 0.4300%, 12/1/22	2,220,000	2,220,000
Greer Family LLC, 0.4300%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 0.7300%, 5/1/37	395,000	395,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
0.4300%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 0.5000%, 6/3/47	3,555,000	3,555,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 0.4300%, 4/1/36	6,425,000	6,425,000
Koar D'Iberville Center LLC, 0.4400%, 1/1/33	5,580,000	5,580,000
Lake Nona Trust, 0.4400%, 10/1/44	3,100,000	3,100,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.4603%, 11/1/35	9,700,000	9,700,000
Mississippi Business Finance Corp., 0.4400%, 9/1/21	1,700,000	1,700,000
Mississippi Business Finance Corp., 0.4400%, 1/1/34	3,450,000	3,450,000
Mississippi Business Finance Corp., 0.4400%, 8/1/34	4,275,000	4,275,000
Mississippi Business Finance Corp., 0.4400%, 12/1/35	3,470,000	3,470,000
Phenix City Downtown Redevelopment Authority, 0.4300%, 2/1/33	3,990,000	3,990,000
Sacramento Redevelopment Agency Successor Agency, 0.5000%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocable Trust, 0.4300%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 0.4300%, 10/3/22	1,775,000	1,775,000
Total Variable Rate Demand Agency Notes (cost $70,855,000)		70,855,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Government Money Market Fund

Schedule of Investments

June 30, 2016

Principal Amounts		Value
Repurchase Agreements (2) – 14.1%
Undivided interest of 11.6% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,002,222) with RBC Capital Markets Corp., 0.4000%, dated 6/30/16, maturing 7/1/16 to be repurchased at $23,200,258 collateralized by $190,730,688 in U.S. Government Agencies 2.0000% - 5.5000%, 5/1/25 - 6/1/46 with a value of $204,000,000 (cost $23,200,000)	$23,200,000	$23,200,000
Total Investments (total cost $164,494,110) – 100.1%		164,494,110
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(110,296)
Net Assets – 100%		$164,383,814

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2016

Janus Government Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.
(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
U.S. Government Agency Notes	$ -	$ 70,439,110	$ -
Variable Rate Demand Agency Notes	-	70,855,000	-
Repurchase Agreements	-	23,200,000	-
Total Assets	$ -	$ 164,494,110	$ -

Janus Investment Fund	5

Janus Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost(1)	$164,494,110
Unaffiliated investments, at value	141,294,110
Repurchase agreements, at value	23,200,000
Cash	69,163
Non-interested Trustees' deferred compensation	2,976
Receivables:
Fund shares sold	74,499
Interest	26,882
Total Assets	164,667,630
Liabilities:
Payables:	—
Fund shares repurchased	196,693
Administration services fees	41,413
Professional fees	28,305
Advisory fees	13,362
Non-interested Trustees' deferred compensation fees	2,976
Non-interested Trustees' fees and expenses	1,067
Total Liabilities	283,816
Net Assets	$164,383,814
Net Assets Consist of:
Capital (par value and paid-in surplus)	$164,386,153
Undistributed net investment income/(loss)	(2,977)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	638
Total Net Assets	$164,383,814
Net Assets - Class D Shares	$160,769,427
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	160,784,240
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$3,614,387
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,614,785
Net Asset Value Per Share	$1.00

(1) Includes cost of repurchase agreements of $23,200,000.

See Notes to Financial Statements.

6	JUNE 30, 2016

Janus Government Money Market Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$449,450
Total Investment Income	449,450
Expenses:
Advisory fees	317,153
Administration services fees:
Class D Shares	714,410
Class T Shares	15,957
Professional fees	27,136
Non-interested Trustees’ fees and expenses	4,041
Total Expenses	1,078,697
Less: Excess Expense Reimbursement	(629,264)
Net Expenses	449,433
Net Investment Income/(Loss)	17
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Government Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$17	$38
Net realized gain/(loss) on investments	—	27
Net Increase/(Decrease) in Net Assets Resulting from Operations	17	65
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	—	(37)
Class T Shares	—	(1)
Net Decrease from Dividends and Distributions to Shareholders	—	(38)
Capital Share Transactions:
Class D Shares	10,648,192	(15,124,255)
Class T Shares	523,884	(315,913)
Net Increase/(Decrease) from Capital Share Transactions	11,172,076	(15,440,168)
Net Increase/(Decrease) in Net Assets	11,172,093	(15,440,141)
Net Assets:
Beginning of period	153,211,721	168,651,862
End of period	$164,383,814	$153,211,721

Undistributed Net Investment Income/(Loss)	$(2,977)	$(3,074)

See Notes to Financial Statements.

8	JUNE 30, 2016

Janus Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)		—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)
Total from Investment Operations	—	—	—		—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)		—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—(2)
Total Dividends and Distributions	—	—	—		—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%		0.01%	0.00%
Net Assets, End of Period (in thousands)	$160,769	$150,121	$165,245		$175,179	$182,311
Average Net Assets for the Period (in thousands)	$155,300	$157,321	$169,002		$178,560	$190,180
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.69%	0.68%		0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.28%	0.13%	0.12%		0.18%	0.18%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)		0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$3,614	$3,091	$3,406	$6,569	$5,319
Average Net Assets for the Period (in thousands)	$3,323	$3,611	$6,393	$5,526	$5,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.71%	0.70%	0.73%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.29%	0.13%	0.12%	0.18%	0.18%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Government Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

10	JUNE 30, 2016

Janus Government Money Market Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It

Janus Investment Fund	11

Janus Government Money Market Fund

Notes to Financial Statements

is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term,

12	JUNE 30, 2016

Janus Government Money Market Fund

Notes to Financial Statements

could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

RBC Capital Markets Corp.	$23,200,000	$—	$(23,200,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Regulatory Risk

In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7 and other rules and reforms related to money market funds intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. Among other things, these amendments impose additional regulatory and reporting requirements on all money market funds. While the impact of these amendments on the Fund and its shareholders has not yet been determined, compliance with them may affect the Fund’s performance, yield, and operating expenses. For example, if there is insufficient supply of U.S. Government securities to meet investor demand

Janus Investment Fund	13

Janus Government Money Market Fund

Notes to Financial Statements

it could result in lower yields on such securities and increase interest rate risk for the Fund. There are various compliance dates for these amendments, with the latest being October 14, 2016.

Under the amendments, a “government money market fund” is defined as a money market fund that invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). A money market fund that meets the definition of a government money market fund will be permitted to continue to use amortized cost to value its portfolio securities and sell and redeem shares at a $1.00 share price. In addition, a government money market fund will not be subject to imposing a liquidity fee on redemptions and/or a redemption gate, unless the fund’s board of trustees determines to do so.

Janus Capital currently manages the Fund as a government money market fund under the amendments and will continue to manage the Fund in this way. The Fund’s Board of Trustees has determined that the Fund will not impose a liquidity fee and/or a redemption gate on Fund redemptions. Note that the Board of Trustees may determine that the Fund may impose a liquidity fee and/or a redemption gate on Fund redemptions in the future, but only after providing appropriate prior notice to shareholders.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account

14	JUNE 30, 2016

Janus Government Money Market Fund

Notes to Financial Statements

then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ -	$ -	$ -	$ (2,339)	$ -

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ (81)

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 38	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (80)	$ 80	$ -

Janus Investment Fund	15

Janus Government Money Market Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	71,845,140	$ 71,845,141	57,748,647	$ 57,748,692
Reinvested dividends and distributions	-	-	8	8
Shares repurchased	(61,196,948)	(61,196,949)	(72,872,955)	(72,872,955)
Net Increase/(Decrease)	10,648,192	$ 10,648,192	(15,124,300)	$ (15,124,255)
Class T Shares:
Shares sold	2,186,297	$ 2,186,297	3,912,188	$ 3,912,189
Reinvested dividends and distributions	-	-	1	1
Shares repurchased	(1,662,413)	(1,662,413)	(4,228,103)	(4,228,103)
Net Increase/(Decrease)	523,884	$ 523,884	(315,914)	$ (315,913)

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	JUNE 30, 2016

Janus Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Government Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Government Money Market Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	17

Janus Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

18	JUNE 30, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	19

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

20	JUNE 30, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	21

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

22	JUNE 30, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	23

Janus Government Money Market Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

24	JUNE 30, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	25

Janus Government Money Market Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

26	JUNE 30, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	27

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

28	JUNE 30, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	29

Janus Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

30	JUNE 30, 2016

Janus Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	31

Janus Government Money Market Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

32	JUNE 30, 2016

Janus Government Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	33

Janus Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

34	JUNE 30, 2016

Janus Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	35

Janus Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

36	JUNE 30, 2016

Janus Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	37

Janus Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

38	JUNE 30, 2016

Janus Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Government Money Market Fund	2/99-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	39

Janus Government Money Market Fund

Notes

NotesPage1

40	JUNE 30, 2016

Janus Government Money Market Fund

Notes

NotesPage2

Janus Investment Fund	41

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3606				125-02-93025 08-16

ANNUAL REPORT June 30, 2016

Janus High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus High-Yield Fund

Janus High-Yield Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process that is focused on free cash flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive global research process and dynamic approach to managing through the credit cycle, we seek to deliver a less volatile client experience within the high yield asset class over full market cycles.

Seth Meyer co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one year period ended June 30, 2016, Janus High-Yield Fund’s Class T Shares returned 0.94% compared with a 1.62% return for the Fund’s benchmark, the Barclays U.S. Corporate High-Yield Bond Index.

MARKET ENVIRONMENT

A steady stream of volatility flooded fixed income markets over the 12 months ending June 30, 2016. A slowdown in China’s growth prospects weighed on investor sentiment in the latter half of 2015, and into the new year. This contributed, in part, to the U.S. Federal Reserve’s (Fed) delay in raising rates at its September meeting, although an initial increase ultimately occurred in December. Continued lethargy from China brought on weakness in commodity-related sectors and fears of recession in early 2016. Risk assets lost ground, and crude oil prices dipped to multi-year lows as investors flocked to safe-haven assets, such as Treasurys. In a sharp reversal, risk assets rallied and crude prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. In June, however, market participants met with two surprises. First, June’s probable interest rate hike by the Fed was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the UK opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected result, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 5-year note fell to 1.00%, from 1.65%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index. Our out-of-index exposure to bank loans detracted from relative results.

Within corporate credit, security selection in high-yield aided relative performance. The Fund benefited from our company-specific, fundamental research which enabled us to identify mid-tiered high-yield credits that represented attractive risk adjusted opportunities. Our investment-grade corporate credit exposure also boosted performance.

On the sector level, relative detractors were led by retailers, midstream energy and media entertainment. Underperformance in retailers was largely a function of security selection, including exposure to QS Wholesale, the maker of the outdoor lifestyle apparel brand Quiksilver which unexpectedly filed for bankruptcy in September. We maintain a position within the company as we believe it still has valuable assets – including its strong brand – that can provide value much greater than what is being priced into the market.

Chesapeake Energy was another individual issuer that negatively impacted performance. The natural gas producer with some oil assets struggled as a result of falling oil prices earlier in the period. We exited our position.

Independent energy, gaming and cable satellite communications contributed on a relative basis. Strong security selection and an underweight allocation in independent energy led to outperformance in the sector. The gaming sector has benefited from consumer spending on “experiences” such as gaming and travel, despite a general unwillingness to spend a significant amount of discretionary income. Opportunities in the

Janus Investment Fund	1

Janus High-Yield Fund (unaudited)

sector continue to be attractive, in our view. Positive results in cable satellite communications were primarily due to our avoidance of a communications satellite services provider that Moody’s downgraded in February. Our holdings in the sector tend to be higher quality, more cable focused names.

Our exposure to ADS Tactical, a provider of military gear, proved beneficial. We believe that ADS stands to benefit as the Department of Defense moves toward a streamlined procurement process favoring vendors of choice.

Our cash position, which is a residual of our fundamental, bottom-up investment process, also aided relative results. When markets demonstrate a lack of liquidity, we may elevate our cash position in order to preserve capital, while seeking to take advantage of price dislocations in what we deem to be strong risk-adjusted return opportunities. We remain wary of market liquidity and our conservative posture positions us to meet any shift in investor sentiment.

OUTLOOK

We believe the UK’s unexpected decision to split from the EU will have lasting effects on the markets and that unknowns surrounding the outlook for the UK will present challenges in the near future. Longer term, the outlook for the EU hangs in the balance as other member countries will likely be emboldened to stand up to the confines of Brussels.

The surprise decision also blurs the landscape for U.S. investors. U.S. dollar safe-haven status will likely drive the value of the dollar higher for a sustained period, making U.S. growth more difficult. Additionally, the U.S. employment picture has moderated in the last three months to a point that further economic strength must be questioned. The Fed, in our view, may have a difficult time raising rates in tune with its forecast.

In this low rate and stalled growth environment, yields in the U.S. are low, but they are comparatively higher than most developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. There is a global need for yield, and we are cognizant of the fact that a significant amount of investment dollars are looking to the U.S. to fill it. We, however, believe that caution in credit is warranted. Asset values are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Deteriorating fundamentals, re-leveraging of corporate balance sheets and an increasing default rate suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

We foresee range bound spreads in the latter half of 2016. Volatility is likely to remain elevated, and break-evens are tight, making security avoidance, in our view, all the more important in the months to come. We seek companies committed to transforming and improving balance sheets. Our emphasis remains on shorter dated, higher quality issuers with balance sheet liquidity and strong free-cash-flow generation potential. We intend to maintain a conservative stance, as we strive to provide strong risk-adjusted returns and a less volatile client experience within the high-yield asset class.

Thank you for your investment in Janus High-Yield Fund.

2	JUNE 30, 2016

Janus High-Yield Fund (unaudited)

Fund At A Glance

June 30, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	5.63%	5.63%
Class A Shares MOP	5.36%	5.36%
Class C Shares**	4.96%	4.96%
Class D Shares	5.82%	5.82%
Class I Shares	5.92%	5.92%
Class N Shares	5.98%	5.98%
Class R Shares	5.21%	5.21%
Class S Shares	5.47%	5.47%
Class T Shares	5.73%	5.73%
Weighted Average Maturity		6.0 Years
Average Effective Duration***		3.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	8.1%
BB	27.8%
B	43.4%
CCC	11.4%
Not Rated	3.1%
Other	6.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	84.1%
Investment Companies	8.4%
Bank Loans and Mezzanine Loans	5.9%
Asset-Backed/Commercial Mortgage-Backed Securities	1.8%
Common Stocks	0.4%
Preferred Stocks	0.3%
Other	(0.9)%
100.0%

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Janus High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.94%	4.91%	6.58%	7.31%	0.98%
Class A Shares at MOP	-3.89%	3.88%	6.06%	7.06%
Class C Shares at NAV	0.18%	4.16%	5.84%	6.56%	1.70%
Class C Shares at CDSC	-0.77%	4.16%	5.84%	6.56%
Class D Shares(1)	1.02%	5.13%	6.76%	7.41%	0.77%
Class I Shares	1.10%	5.21%	6.70%	7.38%	0.70%
Class N Shares	1.18%	5.03%	6.70%	7.38%	0.61%
Class R Shares	0.54%	4.52%	6.15%	6.84%	1.37%
Class S Shares	0.83%	4.78%	6.42%	7.11%	1.12%
Class T Shares	0.94%	5.03%	6.70%	7.38%	0.87%
Barclays U.S. Corporate High-Yield Bond Index	1.62%	5.84%	7.56%	7.03%
Morningstar Quartile - Class T Shares	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	235/791	229/626	145/533	5/225

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2016

Janus High-Yield Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Seth Meyer, Gibson Smith and Darrell Watters are Co-Portfolio Managers of the Fund.

Effective April 1, 2016, Seth Meyer and Darrell Watters are Co-Portfolio Managers of the Fund.

* The Fund’s inception date – December 29, 1995

(1) Closed to certain new investors.

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Janus High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,057.30	$5.12	$1,000.00	$1,019.89	$5.02	1.00%
Class C Shares	$1,000.00	$1,053.90	$8.48	$1,000.00	$1,016.61	$8.32	1.66%
Class D Shares	$1,000.00	$1,058.50	$3.99	$1,000.00	$1,020.98	$3.92	0.78%
Class I Shares	$1,000.00	$1,058.90	$3.58	$1,000.00	$1,021.38	$3.52	0.70%
Class N Shares	$1,000.00	$1,059.30	$3.17	$1,000.00	$1,021.78	$3.12	0.62%
Class R Shares	$1,000.00	$1,056.80	$7.01	$1,000.00	$1,018.05	$6.87	1.37%
Class S Shares	$1,000.00	$1,058.10	$5.63	$1,000.00	$1,019.39	$5.52	1.10%
Class T Shares	$1,000.00	$1,058.10	$4.40	$1,000.00	$1,020.59	$4.32	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus High-Yield Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
Fannie Mae Connecticut Avenue Securities, 5.3533%, 11/25/24‡	$3,779,673	$3,858,506
Fannie Mae Connecticut Avenue Securities, 4.4533%, 5/25/25‡	7,779,000	7,778,991
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	10,238,000	9,822,453
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
3.7421%, 1/15/32 (144A)‡	4,880,000	4,840,200
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3921%, 1/15/32 (144A)‡	3,985,000	3,927,520
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	2,354,000	2,178,218
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	4,366,973	4,376,680
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $36,773,973)		36,782,568
Bank Loans and Mezzanine Loans – 5.9%
Basic Industry – 0.8%
FMG Resources August 2006 Pty, Ltd., 3.7500%, 6/30/19‡	6,000,000	5,730,000
Oxbow Energy Solutions LLC, 8.0000%, 1/17/20‡	12,110,000	11,443,950
		17,173,950
Capital Goods – 0.8%
Maxim Crane Works LP, 10.2500%, 11/26/18‡	4,994,791	4,961,476
Stardust Finance Holdings, Inc., 10.5000%, 3/13/23‡	11,163,000	10,716,480
		15,677,956
Consumer Cyclical – 1.7%
Cosmopolitan of Las Vegas, 9.1850%, 12/19/16‡	13,292,000	13,159,080
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	22,032,000	20,847,780
PTL Acquisition, Inc., 4.0000%, 5/15/23‡	2,238,000	2,244,155
		36,251,015
Consumer Non-Cyclical – 0.7%
Del Monte Foods, Inc., 8.2500%, 8/18/21‡	1,344,000	951,996
Dole Food Co., Inc., 4.5000%, 11/1/18‡	12,722,624	12,667,092
		13,619,088
Energy – 0.1%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	2,150,000	1,930,980
Real Estate Investment Trusts (REITs) – 0.4%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	7,312,000	7,312,000
Technology – 1.2%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	25,812,308	25,824,439
Transportation – 0.2%
OSG International, Inc., 5.7500%, 8/5/19‡	4,723,324	4,663,810
Total Bank Loans and Mezzanine Loans (cost $124,540,270)		122,453,238
Corporate Bonds – 84.1%
Banking – 0.8%
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	5,337,000	4,886,007
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	12,023,000	11,723,663
		16,609,670
Basic Industry – 4.7%
AK Steel Corp., 7.5000%, 7/15/23	9,238,000	9,376,570
Alcoa, Inc., 5.1250%, 10/1/24	10,827,000	10,799,932
Alcoa, Inc., 5.9500%, 2/1/37	6,072,000	5,677,320
Aleris International, Inc., 9.5000%, 4/1/21 (144A)	9,638,000	9,903,045
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,812,000	3,602,340
ArcelorMittal, 6.1250%, 6/1/25	2,287,000	2,275,565
ArcelorMittal, 8.0000%, 10/15/39	10,827,000	10,502,190
FMG Resources August 2006 Pty, Ltd., 9.7500%, 3/1/22 (144A)	839,000	926,046
FMG Resources August 2006 Pty, Ltd., 6.8750%, 4/1/22 (144A)	2,695,000	2,560,250
Freeport-McMoRan,Inc., 3.8750%, 3/15/23	16,546,000	14,477,750
Kaiser Aluminum Corp., 5.8750%, 5/15/24 (144A)	6,933,000	7,123,658
Platform Specialty Products Corp., 10.3750%, 5/1/21 (144A)	5,185,000	5,223,888
Teck Resources, Ltd., 8.0000%, 6/1/21 (144A)	2,715,000	2,796,450
Teck Resources, Ltd., 3.7500%, 2/1/23	12,886,000	9,793,360
Teck Resources, Ltd., 8.5000%, 6/1/24 (144A)	2,984,000	3,095,900
		98,134,264

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus High-Yield Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – 6.1%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	$37,315,000	$38,061,305
American Builders & Contractors Supply Co., Inc., 5.6250%, 4/15/21 (144A)	9,212,000	9,511,390
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.,
4.6250%, 5/15/23 (144A)	1,982,000	1,952,270
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.,
7.2500%, 5/15/24 (144A)	11,056,000	11,284,030
Ball Corp., 5.2500%, 7/1/25	10,217,000	10,651,222
Builders FirstSource, Inc., 10.7500%, 8/15/23 (144A)	4,976,000	5,411,400
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.,
7.5000%, 6/1/22 (144A)	4,101,000	4,029,233
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.,
7.7500%, 6/1/24 (144A)	6,214,000	6,058,650
NCI Building Systems, Inc., 8.2500%, 1/15/23 (144A)	2,265,000	2,434,399
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC,
7.0000%, 7/15/24 (144A)	3,181,000	3,274,840
Summit Materials LLC / Summit Materials Finance Corp.,
8.5000%, 4/15/22 (144A)	13,725,000	14,531,344
TransDigm, Inc., 6.3750%, 6/15/26 (144A)	7,625,000	7,605,938
US Concrete, Inc., 6.3750%, 6/1/24 (144A)	4,671,000	4,671,000
Zekelman Industries, Inc., 9.8750%, 6/15/23 (144A)	7,019,000	7,089,190
		126,566,211
Communications – 15.1%
Altice Financing SA, 6.6250%, 2/15/23 (144A)	18,391,000	18,057,571
Altice Finco SA, 7.6250%, 2/15/25 (144A)	6,291,000	5,756,265
Altice US Finance I Corp., 5.3750%, 7/15/23 (144A)	18,101,000	17,965,242
AMC Networks, Inc., 5.0000%, 4/1/24	9,674,000	9,576,051
Block Communications, Inc., 7.2500%, 2/1/20 (144A)	15,592,000	15,747,920
CCO Holdings LLC / CCO Holdings Capital Corp., 5.3750%, 5/1/25 (144A)	6,204,000	6,297,060
CCO Holdings LLC / CCO Holdings Capital Corp., 5.5000%, 5/1/26 (144A)	4,863,000	4,935,945
CCO Holdings LLC / CCO Holdings Capital Corp., 5.8750%, 5/1/27 (144A)	5,388,000	5,563,110
CenturyLink, Inc., 7.5000%, 4/1/24	3,729,000	3,761,629
Cequel Communications Escrow 1 LLC / Cequel Communications Escrow Capital
Corp., 6.3750%, 9/15/20 (144A)§	3,564,000	3,604,095
Cequel Communications Holdings I LLC / Cequel Capital Corp.,
7.7500%, 7/15/25 (144A)	7,933,000	8,270,153
Clear Channel Worldwide Holdings, Inc., 6.5000%, 11/15/22	15,338,000	15,338,000
Entercom Radio LLC, 10.5000%, 12/1/19	19,224,000	20,281,320
Frontier Communications Corp., 10.5000%, 9/15/22	22,586,000	23,898,811
Level 3 Financing, Inc., 5.3750%, 8/15/22	12,962,000	13,091,620
Level 3 Financing, Inc., 5.1250%, 5/1/23	10,971,000	10,875,004
Level 3 Financing, Inc., 5.3750%, 1/15/24	10,363,000	10,401,861
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education
Finance, 7.8750%, 5/15/24 (144A)	6,971,000	7,214,985
National CineMedia LLC, 7.8750%, 7/15/21	9,106,000	9,447,475
Numericable-SFR SA, 6.0000%, 5/15/22 (144A)	9,455,000	9,194,987
Numericable-SFR SA, 7.3750%, 5/1/26 (144A)	16,906,000	16,715,807
RR Donnelley & Sons Co., 6.0000%, 4/1/24	5,795,000	5,153,957
Sirius XM Radio, Inc., 5.3750%, 7/15/26 (144A)	7,930,000	7,870,525
T-Mobile USA, Inc., 6.2500%, 4/1/21	12,200,000	12,726,064
T-Mobile USA, Inc., 6.0000%, 3/1/23	20,226,000	20,933,910
Townsquare Media, Inc., 6.5000%, 4/1/23 (144A)	8,421,000	8,326,264
Univision Communications, Inc., 8.5000%, 5/15/21 (144A)	4,601,000	4,808,045
Univision Communications, Inc., 6.7500%, 9/15/22 (144A)	4,651,000	4,906,805
UPCB Finance IV, Ltd., 5.3750%, 1/15/25 (144A)	11,437,000	11,322,630
		312,043,111
Consumer Cyclical – 20.3%
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	12,833,000	13,217,990
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.8750%, 2/15/21 (144A)	3,128,000	2,807,380
Boyd Gaming Corp., 6.3750%, 4/1/26 (144A)	6,621,000	6,918,945

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Janus High-Yield Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	$9,049,000	$9,071,622
Caesars Entertainment Resort Properties LLC, 11.0000%, 10/1/21	5,561,000	5,463,683
CCM Merger, Inc., 9.1250%, 5/1/19 (144A)	5,947,000	6,229,483
Century Communities, Inc., 6.8750%, 5/15/22	19,885,000	19,089,600
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	13,081,000	13,571,537
Hunt Cos., Inc., 9.6250%, 3/1/21 (144A)	20,155,000	20,255,775
IHS, Inc., 5.0000%, 11/1/22	13,889,000	14,340,392
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	4,880,000	4,959,300
International Game Technology PLC, 6.5000%, 2/15/25 (144A)	5,261,000	5,300,458
JC Penney Corp., Inc., 5.7500%, 2/15/18	12,420,000	12,668,400
JC Penney Corp., Inc., 8.1250%, 10/1/19	7,199,000	7,448,733
KB Home, 7.6250%, 5/15/23	10,905,000	11,068,575
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
5.0000%, 6/1/24 (144A)	1,868,000	1,900,690
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
5.2500%, 6/1/26 (144A)	1,868,000	1,914,700
Landry's Holdings II, Inc., 10.2500%, 1/1/18 (144A)	2,281,000	2,303,810
Landry's, Inc., 9.3750%, 5/1/20 (144A)	36,197,000	38,006,850
Levi Strauss & Co., 5.0000%, 5/1/25	9,247,000	9,293,235
Meritage Homes Corp., 7.1500%, 4/15/20	8,512,000	9,129,120
Meritage Homes Corp., 7.0000%, 4/1/22	9,112,000	9,840,960
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.,
5.6250%, 5/1/24 (144A)	7,425,000	7,851,938
MGM Resorts International, 6.7500%, 10/1/20	15,408,000	16,833,240
MGM Resorts International, 6.6250%, 12/15/21	10,552,000	11,475,300
MGM Resorts International, 7.7500%, 3/15/22	9,162,000	10,353,060
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	28,461,000	30,310,965
MPG Holdco I, Inc., 7.3750%, 10/15/22	11,016,000	10,823,220
Performance Food Group, Inc., 5.5000%, 6/1/24 (144A)	10,184,000	10,362,220
PF Chang's China Bistro, Inc., 10.2500%, 6/30/20 (144A)	16,236,000	14,896,530
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	19,571,000	19,668,855
PulteGroup, Inc., 5.5000%, 3/1/26	7,625,000	7,815,625
Rite Aid Corp., 6.1250%, 4/1/23 (144A)	3,753,000	4,006,328
ROC Finance LLC / ROC Finance 1 Corp., 12.1250%, 9/1/18 (144A)	21,845,000	22,636,881
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	11,208,000	11,656,320
Schaeffler Holding Finance BV, 6.7500%, 11/15/22 (144A)	3,201,821	3,522,003
Station Casinos LLC, 7.5000%, 3/1/21	7,408,000	7,843,220
WCI Communities, Inc., 6.8750%, 8/15/21	5,894,000	5,864,530
		420,721,473
Consumer Non-Cyclical – 12.0%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC,
6.6250%, 6/15/24 (144A)	10,313,000	10,648,172
Capsugel SA, 7.0000%, 5/15/19 (144A)	7,328,000	7,346,320
CHS/Community Health Systems, Inc., 8.0000%, 11/15/19	10,141,000	9,925,504
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	12,127,000	11,899,619
Dole Food Co., Inc., 7.2500%, 5/1/19 (144A)	4,956,000	4,943,610
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.0000%, 2/1/25 (144A)	9,527,000	8,264,673
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)	24,877,000	25,887,504
Fresenius Medical Care US Finance II, Inc., 5.6250%, 7/31/19 (144A)	4,152,000	4,502,304
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	8,419,000	9,229,329
Fresh Market, Inc., 9.7500%, 5/1/23 (144A)	8,951,000	8,391,562
HCA, Inc., 5.3750%, 2/1/25	14,335,000	14,693,375
HCA, Inc., 5.2500%, 6/15/26	4,249,000	4,410,993
Hologic, Inc., 5.2500%, 7/15/22 (144A)	5,402,000	5,645,090
Horizon Pharma, Inc., 6.6250%, 5/1/23	3,661,000	3,404,730
JBS USA LLC / JBS USA Finance, Inc., 8.2500%, 2/1/20 (144A)	12,186,000	12,612,510
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	12,126,000	12,550,410
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	5,097,000	5,275,395

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus High-Yield Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
JBS USA LLC / JBS USA Finance, Inc., 5.7500%, 6/15/25 (144A)	$3,431,000	$3,225,140
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	6,512,000	6,837,600
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.,
5.8750%, 1/15/24 (144A)	3,170,000	3,316,613
Post Holdings, Inc., 7.7500%, 3/15/24 (144A)	9,074,000	9,970,057
Simmons Foods, Inc., 7.8750%, 10/1/21 (144A)	14,567,000	13,255,970
Smithfield Foods, Inc., 5.8750%, 8/1/21 (144A)	49,000	51,083
Smithfield Foods, Inc., 6.6250%, 8/15/22	364,000	381,177
SUPERVALU, Inc., 6.7500%, 6/1/21	11,719,000	9,843,726
Tenet Healthcare Corp., 8.0000%, 8/1/20	6,719,000	6,878,576
Tenet Healthcare Corp., 6.0000%, 10/1/20	6,627,000	6,991,485
Tenet Healthcare Corp., 8.1250%, 4/1/22	4,956,000	5,078,909
TreeHouse Foods, Inc., 6.0000%, 2/15/24 (144A)	3,050,000	3,233,000
Valeant Pharmaceuticals International, Inc., 6.1250%, 4/15/25 (144A)	23,637,000	18,968,692
		247,663,128
Electric – 0.5%
NRG Energy, Inc., 6.2500%, 7/15/22	11,056,000	10,724,320
Energy – 11.4%
Boardwalk Pipelines LP, 5.9500%, 6/1/26	5,337,000	5,606,070
Canadian Natural Resources, Ltd., 6.7500%, 2/1/39	6,111,000	6,839,150
Carrizo Oil & Gas, Inc., 6.2500%, 4/15/23	2,180,000	2,098,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.,
6.1250%, 3/1/22	12,409,000	11,478,325
Devon Energy Corp., 5.8500%, 12/15/25	4,372,000	4,822,688
Endeavor Energy Resources LP / EER Finance, Inc., 7.0000%, 8/15/21 (144A)	14,927,000	14,665,777
Endeavor Energy Resources LP / EER Finance, Inc., 8.1250%, 9/15/23 (144A)	7,509,000	7,659,180
Ensco PLC, 4.5000%, 10/1/24	1,525,000	1,021,750
Ensco PLC, 5.7500%, 10/1/44	8,845,000	5,307,000
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.,
8.6250%, 6/15/20	6,130,000	6,130,000
Hiland Partners LP / Hiland Partners Finance Corp., 7.2500%, 10/1/20 (144A)	17,304,000	17,952,900
Hiland Partners LP / Hiland Partners Finance Corp., 5.5000%, 5/15/22 (144A)	14,764,000	14,797,839
Holly Energy Partners LP / Holly Energy Finance Corp., 6.5000%, 3/1/20	9,671,000	9,719,355
Jones Energy Holdings LLC, 6.7500%, 4/1/22	3,431,000	2,813,420
Marathon Oil Corp., 3.8500%, 6/1/25	2,918,000	2,680,854
MPLX LP, 4.5000%, 7/15/23 (144A)	11,637,000	11,278,941
Newfield Exploration Co., 5.3750%, 1/1/26	8,309,000	8,080,503
Noble Holding International, Ltd., 4.6250%, 3/1/21	6,862,000	5,558,220
Oasis Petroleum, Inc., 6.5000%, 11/1/21	3,594,000	3,279,525
Oasis Petroleum, Inc., 6.8750%, 3/15/22	7,732,000	7,142,435
PBF Holding Co. LLC / PBF Finance Corp., 8.2500%, 2/15/20	5,340,000	5,540,250
QEP Resources, Inc., 5.3750%, 10/1/22	4,321,000	4,029,333
QEP Resources, Inc., 5.2500%, 5/1/23	7,931,000	7,296,520
Rice Energy, Inc., 6.2500%, 5/1/22	6,518,000	6,469,115
Rowan Cos., Inc., 4.8750%, 6/1/22	5,570,000	4,873,750
Rowan Cos., Inc., 4.7500%, 1/15/24	1,525,000	1,239,063
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26 (144A)	13,266,000	13,315,747
Sanchez Energy Corp., 6.1250%, 1/15/23	3,403,000	2,628,818
Seven Generations Energy, Ltd., 6.7500%, 5/1/23 (144A)	6,551,000	6,600,133
SM Energy Co., 6.5000%, 1/1/23	5,490,000	5,105,700
Southwestern Energy Co., 4.9500%, 1/23/25	13,458,000	12,886,035
Williams Partners LP / ACMP Finance Corp., 4.8750%, 5/15/23	5,642,000	5,453,303
Williams Partners LP / ACMP Finance Corp., 4.8750%, 3/15/24	10,994,000	10,544,653
		234,914,602
Finance Companies – 0.5%
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	8,977,000	9,392,186
Financial – 1.0%
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	20,439,000	19,928,025

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Janus High-Yield Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Industrial – 1.8%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	$5,368,000	$5,529,040
Howard Hughes Corp., 6.8750%, 10/1/21 (144A)†	23,119,000	23,292,392
Park-Ohio Industries, Inc., 8.1250%, 4/1/21	9,167,000	9,144,082
		37,965,514
Insurance – 1.1%
Centene Corp., 5.6250%, 2/15/21 (144A)	5,327,000	5,553,398
Centene Corp., 4.7500%, 5/15/22	10,923,000	11,141,460
Centene Corp., 6.1250%, 2/15/24 (144A)	5,327,000	5,663,267
		22,358,125
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust, Inc., 3.6250%, 8/15/20	3,558,000	3,875,996
Technology – 5.3%
Blackboard, Inc., 7.7500%, 11/15/19 (144A)	22,103,000	18,566,520
Cengage Learning, Inc., 9.5000%, 6/15/24 (144A)	10,281,000	10,460,917
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	12,063,000	12,455,047
CommScope Technologies Finance LLC, 6.0000%, 6/15/25 (144A)	14,779,000	15,148,475
First Data Corp., 7.0000%, 12/1/23 (144A)	17,522,000	17,741,025
First Data Corp., 5.0000%, 1/15/24 (144A)	5,531,000	5,544,828
Qorvo, Inc., 6.7500%, 12/1/23 (144A)	2,828,000	2,941,120
Seagate HDD Cayman, 4.8750%, 6/1/27	18,551,000	13,472,664
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,588,000	9,953,495
Western Digital Corp., 7.3750%, 4/1/23 (144A)	3,812,000	4,059,780
		110,343,871
Transportation – 3.3%
CEVA Group PLC, 4.0000%, 5/1/18 (144A)	5,358,000	4,768,620
Eletson Holdings, Inc., 9.6250%, 1/15/22 (144A)	9,751,000	7,605,780
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	21,742,000	21,633,290
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	11,690,000	9,936,500
Watco Cos. LLC / Watco Finance Corp., 6.3750%, 4/1/23 (144A)	7,742,000	7,664,580
XPO Logistics, Inc., 7.8750%, 9/1/19 (144A)	17,092,000	17,433,840
		69,042,610
Total Corporate Bonds (cost $1,730,635,303)		1,740,283,106
Common Stocks – 0.4%
Real Estate Investment Trusts (REITs) – 0.3%
MGM Growth Properties LLC	221,592	5,912,075
Specialty Retail – 0.1%
Quiksilver, Inc. Bankruptcy Equity Certificate (144A)*,§	132,324	2,409,819
Total Common Stocks (cost $7,388,288)		8,321,894
Preferred Stocks – 0.3%
Metals & Mining – 0.2%
Alcoa, Inc., 6.8750%	126,600	4,161,342
Oil, Gas & Consumable Fuels – 0.1%
Hess Corp., 8.0000%	14,853	1,125,560
Total Preferred Stocks (cost $5,297,820)		5,286,902
Investment Companies – 8.4%
Money Markets – 8.4%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $173,861,632)	173,861,632	173,861,632
Total Investments (total cost $2,078,497,286) – 100.9%		2,086,989,340
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(18,197,667)
Net Assets – 100%		$2,068,791,673

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus High-Yield Fund

Schedule of Investments

June 30, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$1,753,465,658	84.0%
Luxembourg	48,491,210	2.3
United Kingdom	46,500,623	2.2
Brazil	33,663,455	1.6
Greece	33,493,284	1.6
Netherlands	30,991,485	1.5
Canada	29,124,993	1.4
Germany	28,909,956	1.4
France	25,910,794	1.3
Singapore	25,824,439	1.2
Ireland	13,236,300	0.6
Australia	9,216,296	0.5
Italy	4,886,007	0.2
New Zealand	3,274,840	0.2

Total	$2,086,989,340	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

Janus High-Yield Fund

Notes to Schedule of Investments and Other Information

Barclays U.S. Corporate High-Yield Bond Index	Measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $1,035,425,455, which represents 50.0% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $4,533,750.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	182,533,818	916,873,814	(925,546,000)	173,861,632	$—	$464,270	$173,861,632

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 - 8/5/14	$37,333,065	$38,061,305	1.8%
Cequel Communications Escrow 1 LLC / Cequel Communications Escrow Capital Corp., 6.3750%, 9/15/20	1/20/16 - 6/16/16	3,617,460	3,604,095	0.2
Quiksilver, Inc. Bankruptcy Equity Certificate	5/27/16	2,536,651	2,409,819	0.1
Total		$43,487,176	$44,075,219	2.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus High-Yield Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 36,782,568	$ -
Bank Loans and Mezzanine Loans	-	122,453,238	-
Corporate Bonds	-	1,740,283,106	-
Common Stocks	-	-	-
Real Estate Investment Trusts (REITS)	5,912,075	-	-
Specialty Retail	-	-	2,409,819
Preferred Stocks	-	5,286,902	-
Investment Companies	-	173,861,632	-
Total Assets	$ 5,912,075	$ 2,078,667,446	$ 2,409,819

14	JUNE 30, 2016

Janus High-Yield Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,078,497,286
Unaffiliated investments, at value	1,913,127,708
Affiliated investments, at value	173,861,632
Cash	13,753,940
Non-interested Trustees' deferred compensation	37,288
Receivables:
Interest	31,802,666
Fund shares sold	3,030,939
Investments sold	806,428
Dividends	130,576
Dividends from affiliates	55,328
Other assets	121,442
Total Assets	2,136,727,947
Liabilities:
Payables:	—
Investments purchased	60,084,498
Fund shares repurchased	5,431,068
Advisory fees	950,646
Dividends	797,728
Transfer agent fees and expenses	336,898
12b-1 Distribution and shareholder servicing fees	73,489
Professional fees	40,583
Non-interested Trustees' deferred compensation fees	37,288
Fund administration fees	15,996
Non-interested Trustees' fees and expenses	12,758
Custodian fees	35
Accrued expenses and other payables	155,287
Total Liabilities	67,936,274
Net Assets	$2,068,791,673

See Notes to Financial Statements.

Janus Investment Fund	15

Janus High-Yield Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,249,644,501
Undistributed net investment income/(loss)	167,856
Undistributed net realized gain/(loss) from investments	(189,523,324)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,502,640
Total Net Assets	$2,068,791,673
Net Assets - Class A Shares	$152,449,228
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,663,670
Net Asset Value Per Share(1)	$8.17
Maximum Offering Price Per Share(2)	$8.58
Net Assets - Class C Shares	$49,860,956
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,100,867
Net Asset Value Per Share(1)	$8.17
Net Assets - Class D Shares	$331,067,189
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,518,055
Net Asset Value Per Share	$8.17
Net Assets - Class I Shares	$317,634,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,858,169
Net Asset Value Per Share	$8.17
Net Assets - Class N Shares	$21,259,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,601,131
Net Asset Value Per Share	$8.17
Net Assets - Class R Shares	$1,412,924
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	173,046
Net Asset Value Per Share	$8.17
Net Assets - Class S Shares	$1,760,827
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	215,113
Net Asset Value Per Share	$8.19
Net Assets - Class T Shares	$1,193,347,405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	146,026,626
Net Asset Value Per Share	$8.17

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2016

Janus High-Yield Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$125,540,905
Dividends from affiliates	464,270
Dividends	339,565
Other income	978,626
Total Investment Income	127,323,366
Expenses:
Advisory fees	11,150,642
12b-1Distribution and shareholder servicing fees:
Class A Shares	336,470
Class C Shares	484,625
Class R Shares	7,777
Class S Shares	5,769
Transfer agent administrative fees and expenses:
Class D Shares	394,250
Class R Shares	3,888
Class S Shares	5,769
Class T Shares	2,932,668
Transfer agent networking and omnibus fees:
Class A Shares	180,395
Class C Shares	41,383
Class I Shares	187,525
Other transfer agent fees and expenses:
Class A Shares	12,529
Class C Shares	5,947
Class D Shares	72,570
Class I Shares	10,611
Class N Shares	230
Class R Shares	126
Class S Shares	107
Class T Shares	8,497
Shareholder reports expense	220,774
Fund administration fees	176,735
Registration fees	174,343
Professional fees	77,624
Non-interested Trustees’ fees and expenses	48,346
Custodian fees	13,158
Other expenses	489,233
Total Expenses	17,041,991
Less: Excess Expense Reimbursement	(127,964)
Net Expenses	16,914,027
Net Investment Income/(Loss)	110,409,339
Net Realized Gain/(Loss) on Investments:
Investments	(112,624,145)
Total Net Realized Gain/(Loss) on Investments	(112,624,145)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	16,500,097
Total Change in Unrealized Net Appreciation/Depreciation	16,500,097
Net Increase/(Decrease) in Net Assets Resulting from Operations	$14,285,291

See Notes to Financial Statements.

Janus Investment Fund	17

Janus High-Yield Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$110,409,339	$135,366,220
Net realized gain/(loss) on investments	(112,624,145)	(68,110,496)
Change in unrealized net appreciation/depreciation	16,500,097	(115,426,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,285,291	(48,171,147)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(8,060,621)	(15,050,171)
Class C Shares	(2,591,772)	(3,416,552)
Class D Shares	(18,685,511)	(22,007,969)
Class I Shares	(14,406,072)	(18,660,355)
Class N Shares	(1,018,621)	(584,822)
Class R Shares	(79,173)	(87,174)
Class S Shares	(123,481)	(234,687)
Class T Shares	(65,811,303)	(75,836,382)
Total Dividends from Net Investment Income	(110,776,554)	(135,878,112)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(6,528,274)
Class C Shares	—	(1,478,907)
Class D Shares	—	(8,104,546)
Class I Shares	—	(5,775,085)
Class N Shares	—	(155,018)
Class R Shares	—	(37,278)
Class S Shares	—	(97,519)
Class T Shares	—	(27,775,564)
Total Distributions from Net Realized Gain from Investment Transactions	—	(49,952,191)
Net Decrease from Dividends and Distributions to Shareholders	(110,776,554)	(185,830,303)
Capital Share Transactions:
Class A Shares	(26,149,234)	(135,495,644)
Class C Shares	(8,384,018)	(8,456,258)
Class D Shares	(5,876,389)	(16,329,897)
Class I Shares	49,370,941	(165,301,017)
Class N Shares	7,185,614	(3,530,678)
Class R Shares	(143,884)	(122,688)
Class S Shares	(901,265)	(1,830,786)
Class T Shares	30,446,834	(121,381,969)
Net Increase/(Decrease) from Capital Share Transactions	45,548,599	(452,448,937)
Net Increase/(Decrease) in Net Assets	(50,942,664)	(686,450,387)
Net Assets:
Beginning of period	2,119,734,337	2,806,184,724
End of period	$2,068,791,673	$2,119,734,337

Undistributed Net Investment Income/(Loss)	$167,856	$450,021

See Notes to Financial Statements.

18	JUNE 30, 2016

Janus High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$8.55	$9.41	$9.14		$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.45(1)	0.51(1)	0.55(1)		0.57	0.62
Net realized and unrealized gain/(loss)	(0.38)	(0.67)	0.50		0.15	(0.13)
Total from Investment Operations	0.07	(0.16)	1.05		0.72	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.50)	(0.55)		(0.57)	(0.62)
Distributions (from capital gains)	—	(0.20)	(0.23)		(0.01)	—
Total Dividends and Distributions	(0.45)	(0.70)	(0.78)		(0.58)	(0.62)
Net Asset Value, End of Period	$8.17	$8.55	$9.41		$9.14	$9.00
Total Return*	0.94%	(1.61)%	11.93%		8.12%	5.71%
Net Assets, End of Period (in thousands)	$152,449	$185,912	$352,140		$321,554	$265,944
Average Net Assets for the Period (in thousands)	$147,155	$263,855	$338,923		$298,736	$212,564
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.98%	1.01%		0.97%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.98%	1.01%		0.97%	0.99%
Ratio of Net Investment Income/(Loss)	5.46%	5.69%	5.93%		6.10%	6.91%
Portfolio Turnover Rate	66%	71%	67%		93%	61%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.56	$9.41	$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.39(1)	0.44(1)	0.48(1)	0.50	0.55
Net realized and unrealized gain/(loss)	(0.38)	(0.65)	0.51	0.15	(0.12)
Total from Investment Operations	0.01	(0.21)	0.99	0.65	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.44)	(0.49)	(0.50)	(0.56)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—
Total Dividends and Distributions	(0.40)	(0.64)	(0.72)	(0.51)	(0.56)
Net Asset Value, End of Period	$8.17	$8.56	$9.41	$9.14	$9.00
Total Return*	0.18%	(2.20)%	11.13%	7.31%	4.93%
Net Assets, End of Period (in thousands)	$49,861	$61,023	$76,294	$79,726	$78,392
Average Net Assets for the Period (in thousands)	$53,472	$68,654	$77,004	$84,174	$73,801
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.70%	1.73%	1.72%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.70%	1.73%	1.72%	1.72%
Ratio of Net Investment Income/(Loss)	4.83%	4.96%	5.21%	5.36%	6.19%
Portfolio Turnover Rate	66%	71%	67%	93%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.56	$9.41	$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.46(1)	0.52(1)	0.57(1)	0.59	0.64
Net realized and unrealized gain/(loss)	(0.39)	(0.65)	0.51	0.15	(0.13)
Total from Investment Operations	0.07	(0.13)	1.08	0.74	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.52)	(0.58)	(0.59)	(0.64)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.46)	(0.72)	(0.81)	(0.60)	(0.64)
Net Asset Value, End of Period	$8.17	$8.56	$9.41	$9.14	$9.00
Total Return*	1.02%	(1.29)%	12.20%	8.33%	5.94%
Net Assets, End of Period (in thousands)	$331,067	$353,037	$405,861	$360,924	$328,700
Average Net Assets for the Period (in thousands)	$328,551	$372,925	$373,985	$361,587	$310,872
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.77%	0.77%	0.77%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.77%	0.77%	0.77%	0.76%
Ratio of Net Investment Income/(Loss)	5.67%	5.88%	6.16%	6.30%	7.15%
Portfolio Turnover Rate	66%	71%	67%	93%	61%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.56	$9.42	$9.15	$9.01	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.47(1)	0.53(1)	0.58(1)	0.60	0.64
Net realized and unrealized gain/(loss)	(0.39)	(0.66)	0.50	0.15	(0.11)
Total from Investment Operations	0.08	(0.13)	1.08	0.75	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.53)	(0.58)	(0.60)	(0.65)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.47)	(0.73)	(0.81)	(0.61)	(0.65)
Net Asset Value, End of Period	$8.17	$8.56	$9.42	$9.15	$9.01
Total Return*	1.10%	(1.32)%	12.25%	8.43%	6.13%
Net Assets, End of Period (in thousands)	$317,634	$281,687	$478,576	$236,426	$241,339
Average Net Assets for the Period (in thousands)	$249,522	$311,969	$396,882	$285,515	$226,809
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.70%	0.72%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.70%	0.72%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)	5.76%	5.96%	6.22%	6.38%	7.23%
Portfolio Turnover Rate	66%	71%	67%	93%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	JUNE 30, 2016

Janus High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$8.56	$9.41	$9.14	$9.01	$8.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.48(2)	0.53(2)	0.58(2)	0.60	0.06
Net realized and unrealized gain/(loss)	(0.39)	(0.64)	0.51	0.14	0.08
Total from Investment Operations	0.09	(0.11)	1.09	0.74	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.54)	(0.59)	(0.60)	(0.05)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—
Total Dividends and Distributions	(0.48)	(0.74)	(0.82)	(0.61)	(0.05)
Net Asset Value, End of Period	$8.17	$8.56	$9.41	$9.14	$9.01
Total Return*	1.18%	(1.14)%	12.37%	8.38%	1.63%
Net Assets, End of Period (in thousands)	$21,259	$14,751	$19,353	$6,738	$4,392
Average Net Assets for the Period (in thousands)	$17,347	$9,715	$9,055	$8,788	$3,390
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.61%	0.62%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.61%	0.62%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)	5.85%	5.99%	6.29%	6.47%	6.86%
Portfolio Turnover Rate	66%	71%	67%	93%	61%

Class R Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.55	$9.41	$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.41(2)	0.47(2)	0.52(2)	0.53	0.59
Net realized and unrealized gain/(loss)	(0.38)	(0.66)	0.50	0.15	(0.13)
Total from Investment Operations	0.03	(0.19)	1.02	0.68	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.47)	(0.52)	(0.53)	(0.59)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.41)	(0.67)	(0.75)	(0.54)	(0.59)
Net Asset Value, End of Period	$8.17	$8.55	$9.41	$9.14	$9.00
Total Return*	0.54%	(2.00)%	11.52%	7.68%	5.38%
Net Assets, End of Period (in thousands)	$1,413	$1,631	$1,918	$1,666	$1,082
Average Net Assets for the Period (in thousands)	$1,555	$1,644	$1,899	$1,459	$1,081
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.37%	1.37%	1.37%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.37%	1.37%	1.37%	1.29%
Ratio of Net Investment Income/(Loss)	5.07%	5.28%	5.58%	5.67%	6.64%
Portfolio Turnover Rate	66%	71%	67%	93%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.57	$9.43	$9.16	$9.02	$9.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.44(1)	0.49(1)	0.54(1)	0.56	0.61
Net realized and unrealized gain/(loss)	(0.38)	(0.66)	0.51	0.15	(0.13)
Total from Investment Operations	0.06	(0.17)	1.05	0.71	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.49)	(0.55)	(0.56)	(0.61)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.44)	(0.69)	(0.78)	(0.57)	(0.61)
Net Asset Value, End of Period	$8.19	$8.57	$9.43	$9.16	$9.02
Total Return*	0.83%	(1.73)%	11.80%	7.95%	5.57%
Net Assets, End of Period (in thousands)	$1,761	$2,785	$5,045	$6,901	$6,213
Average Net Assets for the Period (in thousands)	$2,311	$4,219	$6,694	$6,893	$5,959
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.12%	1.12%	1.12%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.12%	1.11%	1.12%	1.11%
Ratio of Net Investment Income/(Loss)	5.33%	5.54%	5.83%	5.96%	6.80%
Portfolio Turnover Rate	66%	71%	67%	93%	61%

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.56	$9.41	$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.46(1)	0.51(1)	0.57(1)	0.58	0.63
Net realized and unrealized gain/(loss)	(0.39)	(0.64)	0.50	0.15	(0.13)
Total from Investment Operations	0.07	(0.13)	1.07	0.73	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.52)	(0.57)	(0.58)	(0.63)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.46)	(0.72)	(0.80)	(0.59)	(0.63)
Net Asset Value, End of Period	$8.17	$8.56	$9.41	$9.14	$9.00
Total Return*	0.94%	(1.38)%	12.09%	8.23%	5.83%
Net Assets, End of Period (in thousands)	$1,193,347	$1,218,907	$1,466,998	$1,310,580	$1,269,091
Average Net Assets for the Period (in thousands)	$1,172,930	$1,305,785	$1,378,198	$1,401,785	$1,107,108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.87%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	5.59%	5.79%	6.07%	6.21%	7.05%
Portfolio Turnover Rate	66%	71%	67%	93%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

22	JUNE 30, 2016

Janus High-Yield Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

Janus Investment Fund	23

Janus High-Yield Fund

Notes to Financial Statements

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in

24	JUNE 30, 2016

Janus High-Yield Fund

Notes to Financial Statements

securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

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Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more

26	JUNE 30, 2016

Janus High-Yield Fund

Notes to Financial Statements

other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and

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Notes to Financial Statements

Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to

28	JUNE 30, 2016

Janus High-Yield Fund

Notes to Financial Statements

the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.69% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial

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Notes to Financial Statements

intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $8,876.

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Janus High-Yield Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $2,642.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $75,109,740 in purchases and $97,098,913 in sales, resulting in a net realized loss of $739,333. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 205,145	$ -	$(188,462,467)	$ -	$ -	$ (26,702)	$ 7,431,196

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$(57,311,079)	$(131,151,388)	$ (188,462,467)

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,079,558,144	$37,248,068	$(29,816,872)	$ 7,431,196

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 110,776,554	$ -	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 147,258,304	$ 38,571,999	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 85,050	$ (85,050)

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,301,380	$ 67,273,067	13,377,239	$ 119,980,312
Reinvested dividends and distributions	939,352	7,655,294	2,351,184	20,604,662
Shares repurchased	(12,309,850)	(101,077,595)	(31,415,743)	(276,080,618)
Net Increase/(Decrease)	(3,069,118)	$ (26,149,234)	(15,687,320)	$(135,495,644)
Class C Shares:
Shares sold	817,508	$ 6,649,842	1,092,131	$ 9,735,773
Reinvested dividends and distributions	279,054	2,273,537	489,211	4,278,593
Shares repurchased	(2,125,609)	(17,307,397)	(2,555,809)	(22,470,624)
Net Increase/(Decrease)	(1,029,047)	$ (8,384,018)	(974,467)	$ (8,456,258)

32	JUNE 30, 2016

Janus High-Yield Fund

Notes to Financial Statements

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class D Shares:
Shares sold	5,784,264	$ 47,285,802	5,553,544	$ 49,453,442
Reinvested dividends and distributions	1,942,728	15,814,452	2,953,202	25,843,267
Shares repurchased	(8,467,172)	(68,976,643)	(10,371,574)	(91,626,606)
Net Increase/(Decrease)	(740,180)	$ (5,876,389)	(1,864,828)	$ (16,329,897)
Class I Shares:
Shares sold	33,487,830	$272,393,651	32,523,800	$ 290,993,665
Reinvested dividends and distributions	1,461,759	11,909,886	2,374,760	20,840,136
Shares repurchased	(29,000,937)	(234,932,596)	(52,818,254)	(477,134,818)
Net Increase/(Decrease)	5,948,652	$ 49,370,941	(17,919,694)	$(165,301,017)
Class N Shares:
Shares sold	1,182,322	$ 9,657,452	3,260,110	$ 29,676,344
Reinvested dividends and distributions	125,217	1,017,840	71,638	625,526
Shares repurchased	(429,913)	(3,489,678)	(3,664,244)	(33,832,548)
Net Increase/(Decrease)	877,626	$ 7,185,614	(332,496)	$ (3,530,678)
Class R Shares:
Shares sold	69,269	$ 563,903	68,962	$ 604,099
Reinvested dividends and distributions	6,775	55,093	9,141	79,839
Shares repurchased	(93,722)	(762,880)	(91,296)	(806,626)
Net Increase/(Decrease)	(17,678)	$ (143,884)	(13,193)	$ (122,688)
Class S Shares:
Shares sold	73,944	$ 602,140	96,318	$ 855,670
Reinvested dividends and distributions	15,043	122,689	37,757	331,306
Shares repurchased	(198,799)	(1,626,094)	(344,118)	(3,017,762)
Net Increase/(Decrease)	(109,812)	$ (901,265)	(210,043)	$ (1,830,786)
Class T Shares:
Shares sold	35,854,515	$292,499,739	34,416,427	$ 306,647,536
Reinvested dividends and distributions	8,004,055	65,136,446	11,680,800	102,238,992
Shares repurchased	(40,260,420)	(327,189,351)	(59,513,312)	(530,268,497)
Net Increase/(Decrease)	3,598,150	$ 30,446,834	(13,416,085)	$(121,381,969)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,293,224,129	$1,187,465,586	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus High-Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus High-Yield Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

34	JUNE 30, 2016

Janus High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Janus High-Yield Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus High-Yield Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus High-Yield Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus High-Yield Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	39

Janus High-Yield Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Janus High-Yield Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

52	JUNE 30, 2016

Janus High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	53

Janus High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

54	JUNE 30, 2016

Janus High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	55

Janus High-Yield Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

56	JUNE 30, 2016

Janus High-Yield Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	7/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	57

Janus High-Yield Fund

Trustees and Officers (unaudited)

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	JUNE 30, 2016

Janus High-Yield Fund

Notes

NotesPage1

Janus Investment Fund	59

Janus High-Yield Fund

Notes

NotesPage2

60	JUNE 30, 2016

Janus High-Yield Fund

Notes

NotesPage3

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3608				125-02-93026 08-16

ANNUAL REPORT June 30, 2016

Janus Money Market Fund

Janus Investment Fund

Janus Money Market Fund

Janus Money Market Fund (unaudited)

Performance

Eric Thorderson portfolio manager

Average Annual Total Return		Seven-Day Current Yield
Class D Shares(1)		Class D Shares(1)
1 Year	0.00%	With Reimbursement	0.00%
5 Year	0.00%	Without Reimbursement	-0.05%
10 Year	0.94%	Class T Shares(1)
Since Inception (February 14, 1995)	2.43%	With Reimbursement	0.00%
Class T Shares(1)		Without Reimbursement	-0.07%
1 Year	0.00%	Expense Ratios
5 Year	0.00%	Per the October 28, 2015 prospectuses
10 Year	0.94%	Class D Shares(1)
Since Inception (February 14, 1995)	2.43%	Total Annual Fund Operating Expenses	0.67%
		Class T Shares(1)
		Total Annual Fund Operating Expenses	0.69%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class D Shares	$1,000.00	$1,000.00	$2.19	$1,000.00	$1,022.68	$2.21	0.44%
Class T Shares	$1,000.00	$1,000.00	$2.14	$1,000.00	$1,022.73	$2.16	0.43%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2016

Janus Money Market Fund

Schedule of Investments

June 30, 2016

Principal Amounts		Value
Certificates of Deposit – 13.1%
BNP Paribas SA, New York, 0.4100%, 7/1/16	$30,000,000	$30,000,000
BNP Paribas SA, New York, 0.5800%, 8/2/16	14,000,000	14,001,612
Sumitomo Mitsui Banking Corp., New York, 0.4000%, 7/5/16	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp., New York, 0.4000%, 7/6/16	25,000,000	25,000,000
Wells Fargo Bank NA, 0.8200%, 7/7/16	5,000,000	5,000,000
Wells Fargo Bank NA, 0.8000%, 8/1/16	20,000,000	20,000,000
Wells Fargo Bank NA, 0.8500%, 10/7/16	12,000,000	12,000,000
Wells Fargo Bank NA, 0.8600%, 11/7/16	20,000,000	20,000,000
Total Certificates of Deposit (cost $146,001,612)		146,001,612
Commercial Paper – 41.4%
Australia & New Zealand Banking Group, Ltd.,
0.5509%, 8/15/16 (Section 4(2))	30,000,000	29,979,741
Australia & New Zealand Banking Group, Ltd.,
0.6123%, 9/22/16 (Section 4(2))	25,000,000	24,965,415
Commonwealth Bank of Australia, 0.5918%, 9/16/16 (Section 4(2))	20,000,000	19,975,186
Cooperatieve Rabobank UA, New York, 0.8285%, 8/18/16	5,000,000	4,994,592
Cooperatieve Rabobank UA, New York, 0.7153%, 9/1/16	15,000,000	14,981,901
Gotham Funding Corp., 0.4791%, 7/13/16 (Section 4(2))	6,700,000	6,698,950
HSBC Bank PLC, 0.8595%, 8/17/16 (Section 4(2))	15,000,000	14,983,524
JP Morgan Securities LLC, 0.8286%, 8/3/16	25,000,000	24,981,407
JP Morgan Securities LLC, 0.8492%, 9/6/16	5,000,000	4,992,266
JP Morgan Securities LLC, 0.9213%, 11/23/16	25,000,000	24,909,335
Manhattan Asset Funding Co. LLC, 0.4791%, 7/18/16 (Section 4(2))	10,300,000	10,297,714
Manhattan Asset Funding Co. LLC, 0.4791%, 7/21/16 (Section 4(2))	10,000,000	9,997,389
Manhattan Asset Funding Co. LLC, 0.5097%, 7/27/16 (Section 4(2))	20,000,000	19,992,777
Manhattan Asset Funding Co. LLC, 0.5506%, 7/29/16 (Section 4(2))	10,000,000	9,995,800
Nieuw Amsterdam Receivables Corp., 0.6124%, 7/25/16 (Section 4(2))	9,000,000	8,996,398
Nieuw Amsterdam Receivables Corp., 0.5611%, 8/11/16 (Section 4(2))	20,000,000	19,987,467
Nieuw Amsterdam Receivables Corp., 0.6432%, 9/1/16 (Section 4(2))	18,000,000	17,980,460
Societe Generale SA, 0.3974%, 7/29/16 (Section 4(2))	30,000,000	29,990,900
Svenska Handelsbanken AB, 0.6586%, 7/11/16 (Section 4(2))	30,000,000	29,994,620
Svenska Handelsbanken AB, 0.6535%, 10/11/16 (Section 4(2))	25,000,000	24,954,659
Swedbank AB, 0.5304%, 7/5/16	5,000,000	4,999,711
Swedbank AB, 0.3974%, 8/2/16	22,000,000	21,992,372
Swedbank AB, 0.5304%, 8/4/16	5,500,000	5,497,298
Swedbank AB, 0.5509%, 9/19/16	20,000,000	19,975,998
Toronto-Dominion Holdings USA, Inc., 0.4792%, 8/19/16 (Section 4(2))	10,000,000	9,993,602
Victory Receivables Corp., 0.4791%, 7/13/16 (Section 4(2))	16,000,000	15,997,493
Victory Receivables Corp., 0.4689%, 7/18/16 (Section 4(2))	30,000,000	29,993,483
Total Commercial Paper (cost $462,100,458)		462,100,458
U.S. Government Agency Notes – 4.0%
Federal Farm Credit Discount Notes:
0.4517%, 2/14/17	7,000,000	6,980,050
Federal Home Loan Bank Discount Notes:
0.4472%, 8/26/16	15,000,000	14,989,591
0.5120%, 9/7/16	14,000,000	13,986,503
0.4819%, 2/23/17	8,500,000	8,473,140
		37,449,234
Total U.S. Government Agency Notes (cost $44,429,284)		44,429,284
Variable Rate Demand Agency Notes ‡ – 11.0%
Breckenridge Terrace LLC, 0.4900%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 0.4900%, 5/2/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 0.4400%, 7/1/33	800,000	800,000
County of Eagle CO, 0.4900%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 0.4900%, 5/2/39	8,000,000	8,000,000
Hawkes 0-Side I LLC, 0.4300%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 0.4300%, 7/1/26	4,350,000	4,350,000
J-Jay Properties LLC, 0.4400%, 7/2/35	3,345,000	3,345,000
Kaneville Road Joint Venture, Inc., 0.4300%, 11/1/32	4,985,000	4,985,000
Lush Properties LLC, 0.4300%, 11/1/33	5,395,000	5,395,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Money Market Fund

Schedule of Investments

June 30, 2016

Principal Amounts		Value
Variable Rate Demand Agency Notes ‡ – (continued)
Mesivta Yeshiva Rabbi Chaim Berlin, 0.4603%, 11/1/35	$4,130,000	$4,130,000
Michael Dennis Sullivan Irrevocable Trust, 0.4300%, 2/1/35	6,000,000	6,000,000
Mississippi Business Finance Corp., 0.4400%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp., 0.4400%, 12/1/35	6,000,000	6,000,000
Phenix City Downtown Redevelopment Authority, 0.4300%, 2/1/33	4,630,000	4,630,000
Phoenix Realty Special Account, 0.4400%, 4/1/20	1,675,000	1,675,000
SSAB AB, 0.4300%, 4/1/34	5,000,000	5,000,000
Sunroad Centrum Apartments 4 LP, 0.4800%, 5/3/55	21,250,000	21,250,000
Tenderfoot Seasonal Housing LLC, 0.4900%, 7/2/35	5,700,000	5,700,000
Tift County Development Authority, 0.5000%, 2/1/18	2,600,000	2,600,000
Total Variable Rate Demand Agency Notes (cost $123,240,000)		123,240,000
Repurchase Agreements (a) – 30.5%
Goldman Sachs & Co., 0.3500%, dated 6/30/16, maturing 7/1/16 to be repurchased at $100,000,972 collateralized by $93,190,777 in U.S. Government Agencies 1.0844% - 6.0000%, 3/15/22 - 5/1/46 with a value of $102,000,000	100,000,000	100,000,000
HSBC Securities (USA), Inc., 0.3600%, dated 6/30/16, maturing 7/1/16 to be repurchased at $200,002,000 collateralized by $218,619,550 in U.S. Treasuries 0% - 4.0000%, 8/15/16 - 11/15/45 with a value of $204,001,642	200,000,000	200,000,000
Undivided interest of 20.2% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,002,222) with RBC Capital Markets Corp., 0.4000%, dated 6/30/16, maturing 7/1/16 to be repurchased at $40,400,449 collateralized by $190,730,688 in U.S. Government Agencies 2.0000% - 5.5000%, 5/1/25 - 6/1/46 with a value of $204,000,000	40,400,000	40,400,000
Total Repurchase Agreements (cost $340,400,000)		340,400,000
Total Investments (total cost $1,116,171,354) – 100.0%		1,116,171,354
Cash, Receivables and Other Assets, net of Liabilities – 0%		311,997
Net Assets – 100%		$1,116,483,351

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2016

Janus Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.
(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Certificated of Deposit	$ -	$ 146,001,612	$ -
Commercial Paper	-	462,100,458	-
U.S. Government Agency Notes	-	44,429,284	-
Variable Rate Demand Agency Notes	-	123,240,000	-
Repurchase Agreements	-	340,400,000	-
Total Assets	$ -	$ 1,116,171,354	$ -

Janus Investment Fund	5

Janus Money Market Fund

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost(1)	$1,116,171,354
Unaffiliated investments, at value	775,771,354
Repurchase agreements, at value	340,400,000
Cash	180,586
Non-interested Trustees' deferred compensation	20,188
Receivables:
Fund shares sold	2,444,758
Interest	222,110
Total Assets	1,119,038,996
Liabilities:
Payables:	—
Fund shares repurchased	2,059,308
Administration services fees	346,621
Advisory fees	91,266
Professional fees	30,417
Non-interested Trustees' deferred compensation fees	20,188
Non-interested Trustees' fees and expenses	7,845
Total Liabilities	2,555,645
Net Assets	$1,116,483,351
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,116,498,916
Undistributed net investment income/(loss)	(20,187)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,622
Total Net Assets	$1,116,483,351
Net Assets - Class D Shares	$931,231,768
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	931,255,444
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$185,251,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	185,259,838
Net Asset Value Per Share	$1.00

(1) Includes cost of repurchase agreements of $340,400,000.

See Notes to Financial Statements.

6	JUNE 30, 2016

Janus Money Market Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$3,730,396
Total Investment Income	3,730,396
Expenses:
Advisory fees	2,313,498
Administration services fees:
Class D Shares	4,346,423
Class T Shares	1,016,418
Professional fees	33,653
Non-interested Trustees’ fees and expenses	29,939
Total Expenses	7,739,931
Less: Excess Expense Reimbursement	(4,009,474)
Net Expenses	3,730,457
Net Investment Income/(Loss)	(61)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(61)

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$(61)	$287
Net realized gain/(loss) on investments	—	(57)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(61)	230
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	—	(187)
Class T Shares	—	(29)
Net Decrease from Dividends and Distributions to Shareholders	—	(216)
Capital Share Transactions:
Class D Shares	7,842,247	(70,164,899)
Class T Shares	(42,517,162)	880,327
Net Increase/(Decrease) from Capital Share Transactions	(34,674,915)	(69,284,572)
Net Increase/(Decrease) in Net Assets	(34,674,976)	(69,284,558)
Net Assets:
Beginning of period	1,151,158,327	1,220,442,885
End of period	$1,116,483,351	$1,151,158,327

Undistributed Net Investment Income/(Loss)	$(20,187)	$(23,016)

See Notes to Financial Statements.

8	JUNE 30, 2016

Janus Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)		—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)
Total from Investment Operations	—	—	—		—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)		—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—(2)
Total Dividends and Distributions	—	—	—		—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%		0.00%	0.00%
Net Assets, End of Period (in thousands)	$931,232	$923,390	$993,554		$1,077,369	$1,089,252
Average Net Assets for the Period (in thousands)	$944,865	$956,166	$1,046,368		$1,070,220	$1,131,399
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.66%		0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.32%	0.13%	0.10%		0.17%	0.14%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)		0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—(2)
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$185,252	$227,769	$226,888	$190,249	$167,685
Average Net Assets for the Period (in thousands)	$212,004	$216,721	$210,433	$178,310	$162,966
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.69%	0.68%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.32%	0.13%	0.10%	0.17%	0.14%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Classes D and T Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

10	JUNE 30, 2016

Janus Money Market Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It

Janus Investment Fund	11

Janus Money Market Fund

Notes to Financial Statements

is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term,

12	JUNE 30, 2016

Janus Money Market Fund

Notes to Financial Statements

could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$100,000,000	$—	$(100,000,000)	$—
HSBC Securities (USA), Inc.	200,000,000	—	(200,000,000)	—
RBC Capital Markets Corp.	40,400,000	—	(40,400,000)	—

Total	$340,400,000	$—	$(340,400,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Regulatory Risk

In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7 and other rules and reforms related to money market funds intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. Among other things, these amendments impose additional regulatory and reporting requirements on all money market funds. While the impact of these amendments on the Fund

Janus Investment Fund	13

Janus Money Market Fund

Notes to Financial Statements

and its shareholders has not yet been determined, compliance with them may affect the Fund’s performance, yield, and operating expenses. There are various compliance dates for these amendments, with the latest being October 14, 2016.

Under the amendments, money market funds that are designated as “retail money market funds” will be permitted to continue to use amortized cost to value their portfolio securities and to sell and redeem shares at a stable $1.00 net asset value. To qualify as a retail money market fund under these amendments, a fund must adopt policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons, which means that a retail money market fund’s shares can be held only by individual investors. As a result of the amendments, effective October 7, 2016, only accounts beneficially owned by natural persons may be invested in the Fund. Other accounts must redeem their investment in the Fund, or the Fund, pursuant to exemptive relief granted by the Securities and Exchange Commission, will redeem any such accounts. Neither the Fund nor Janus Capital will be responsible for any loss of income in a shareholder’s account resulting from an involuntary redemption.

Under the revised rules, the Fund will be required to impose a 1% liquidity fee on shareholder redemptions if the Fund’s weekly liquid assets fall below 10% of its total assets unless the Board of Trustees determines that not doing so is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board of Trustees, in its discretion, may impose liquidity fees of up to 2% of the value of the Shares redeemed or temporarily suspend redemptions for a period of not more than 10 business days. These measures may result in an investment loss or prohibit the Fund from redeeming shares when it would otherwise do so. The effective date for complying with the requirements to have the ability to impose liquidity fees and/or suspend redemptions is October 14, 2016.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

14	JUNE 30, 2016

Janus Money Market Fund

Notes to Financial Statements

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ -	$ -	$ -	$ (15,565)	$ -

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ (2,891)

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 216	$ -	$ -	$ (1,432)

Janus Investment Fund	15

Janus Money Market Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (2,890)	$ 2,890	$ -

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	521,897,233	$ 521,897,233	438,226,773	$ 438,226,812
Reinvested dividends and distributions	-	-	31	31
Shares repurchased	(514,054,986)	(514,054,986)	(508,391,740)	(508,391,742)
Net Increase/(Decrease)	7,842,247	$ 7,842,247	(70,164,936)	$ (70,164,899)
Class T Shares:
Shares sold	85,861,731	$ 85,861,731	98,513,052	$ 98,513,060
Reinvested dividends and distributions	-	-	21	21
Shares repurchased	(128,378,893)	(128,378,893)	(97,632,754)	(97,632,754)
Net Increase/(Decrease)	(42,517,162)	$ (42,517,162)	880,319	$ 880,327

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	JUNE 30, 2016

Janus Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Money Market Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	17

Janus Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

18	JUNE 30, 2016

Janus Money Market Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	19

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

20	JUNE 30, 2016

Janus Money Market Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	21

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

22	JUNE 30, 2016

Janus Money Market Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	23

Janus Money Market Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

24	JUNE 30, 2016

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	25

Janus Money Market Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

26	JUNE 30, 2016

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	27

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

28	JUNE 30, 2016

Janus Money Market Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	29

Janus Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

30	JUNE 30, 2016

Janus Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	31

Janus Money Market Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

32	JUNE 30, 2016

Janus Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	33

Janus Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

34	JUNE 30, 2016

Janus Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	35

Janus Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

36	JUNE 30, 2016

Janus Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	37

Janus Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

38	JUNE 30, 2016

Janus Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Money Market Fund	2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	39

Notes

NotesPage1

40	June 30, 2016

Notes

NotesPage2

Janus Investment Fund	41

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3607				125-02-93027 08-16

ANNUAL REPORT June 30, 2016

Janus Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Multi-Sector Income Fund

Janus Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance over time. Our comprehensive, bottom-up view drives decision making at a macro level, enabling us to make informed risk and sector allocation decisions.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2016, Janus Multi-Sector Income Fund’s Class I Shares returned 3.48% compared with a 6.00% return for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

A steady stream of volatility flooded fixed income markets over the 12 months ending June 30, 2016. A slowdown in China’s growth prospects weighed on investor sentiment in the latter half of 2015, and into the new year. This contributed, in part, to the U.S. Federal Reserve’s (Fed) delay in raising rates at its September meeting, although an initial increase ultimately occurred in December. Continued lethargy from China brought on weakness in commodity-related sectors and fears of recession in early 2016. Risk assets lost ground, and crude oil prices dipped to multi-year lows as investors flocked to safe-haven assets, such as Treasurys. In a sharp reversal, risk assets rallied and crude prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. In June, however, market participants met with two surprises. First, June’s probable interest rate hike by the Fed was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the UK opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected result, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 5-year note fell to 1.00%, from 1.65%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark. Underperformance was largely driven by our high-yield corporate credit positioning. Our security selection in the segment, which we consider to be more conservative in nature, lagged the rally in lower quality securities in the latter half of the period.

At the credit sector level, relative detractors were led by pharmaceuticals, banking and independent energy. While pharmaceuticals were hard hit during the period, underperformance in the sector was largely driven by security selection, including exposure to Valeant Pharmaceuticals. Accusations against the company brought into question the management team’s credibility, decision process, and ethics. Given the inherent volatility and potential for even greater downside risk amid suspicion of fraudulent activity, we believed it prudent to exit the position after management was unable to provide appropriate clarity and it appeared our thesis was compromised. By exiting the position, we believe we exhibited our commitment to clients of a strong sell discipline, and mitigated any potential further downside risk.

Relative credit sector contributors included metals and mining, cable satellite communications and retail real estate investment trusts (REITs). Outperformance in retail REITs was a function of owning Forestar Group. The residential and mixed-use development company struggled early in the period as low crude oil prices caused lost confidence in both the company’s oil and gas and Texas real estate businesses. We saw strong risk-adjusted return potential and took advantage of the oil-driven price dislocation to add to our position. Forestar embarked on an asset sale strategy of non-core

Janus Investment Fund	1

Janus Multi-Sector Income Fund (unaudited)

businesses and used a portion of the proceeds to tender for our bonds at a reasonable price later in the period.

On an asset class basis, our out-of-index exposure to bank loans proved to be a relative detractor; the short duration structure of the instruments did not keep up with the rally in duration during the period. Similarly, our positioning in commercial mortgage-backed securities (CMBS) detracted on a relative basis, primarily due to our emphasis on shorter term securities. While CMBS yield curve positioning weighed on results, it was partially offset by spread carry – or the excess income generated from holding these securities. We tend to focus on CMBS opportunities that offer competitive yields with less volatility than high-yield; we see more attractive relative value in single-asset, single-borrower versus conduit (i.e. multi-loan) deals.

The prepayment resistant nature of our mortgage-backed securities (MBS) proved beneficial in a declining rate environment. We focus on higher quality specified pools with higher coupons and less negative convexity than the positions in the index, making them less vulnerable to falling rates. Our U.S. Treasurys exposure also contributed to relative performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe the UK’s unexpected decision to split from the EU will have lasting effects on the markets and that unknowns surrounding the outlook for the UK will present challenges in the near future. Longer term, the outlook for the EU hangs in the balance as other member countries will likely be emboldened to stand up to the confines of Brussels.

The surprise decision also blurs the landscape for U.S. investors. U.S. dollar safe-haven status will likely drive the value of the dollar higher for a sustained period, making U.S. growth more difficult. Additionally, the U.S. employment picture has moderated in the last three months to a point that further economic strength must be questioned. The Fed, in our view, may have a difficult time raising rates in tune with its forecast.

In this low rate and stalled growth environment, yields in the U.S. are low, but they are comparatively higher than most developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. There is a global need for yield, and we are cognizant of the fact that a significant amount of investment dollars are looking to the U.S. to fill it. We, however, believe that caution in credit is warranted. Asset values are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Deteriorating fundamentals, re-leveraging of corporate balance sheets and an increasing default rate suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

We foresee range bound spreads in the latter half of 2016. Volatility is likely to remain elevated, and break-evens are tight, making security avoidance, in our view, all the more important in the months to come. We seek companies committed to transforming and improving balance sheets. Our emphasis remains on shorter dated, higher quality issuers with balance sheet liquidity and strong free-cash-flow generation potential. We intend to maintain a conservative stance, as we strive to deliver on our core tenets of capital preservation and strong risk-adjusted returns.

Thank you for investing in Janus Multi-Sector Income Fund.

2	JUNE 30, 2016

Janus Multi-Sector Income Fund (unaudited)

Fund At A Glance

June 30, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.80%	2.95%
Class A Shares MOP	2.67%	2.81%
Class C Shares**	2.07%	2.23%
Class D Shares	2.91%	3.10%
Class I Shares	3.06%	3.22%
Class N Shares	3.10%	3.26%
Class S Shares	2.61%	2.76%
Class T Shares	2.85%	3.01%
Weighted Average Maturity		6.2 Years
Average Effective Duration***		3.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	19.0%
A	3.1%
BBB	22.1%
BB	9.5%
B	20.0%
CCC	7.6%
D	2.7%
Not Rated	11.6%
Other	4.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	41.8%
Asset-Backed/Commercial Mortgage-Backed Securities	29.0%
Mortgage-Backed Securities	13.2%
Investment Companies	5.8%
U.S. Treasury Notes/Bonds	5.5%
Bank Loans and Mezzanine Loans	4.9%
Common Stocks	1.0%
Preferred Stocks	0.4%
Other	(1.6)%
100.0%

Janus Investment Fund	3

Janus Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016			per the October 28, 2015 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.14%	3.47%	2.29%	0.90%
Class A Shares at MOP	-1.75%	1.33%
Class C Shares at NAV	2.46%	2.74%	3.04%	1.64%
Class C Shares at CDSC	1.47%	2.74%
Class D Shares(1)	3.34%	3.61%	2.22%	0.79%
Class I Shares	3.48%	3.77%	2.02%	0.64%
Class N Shares	3.49%	3.77%	2.02%	0.64%
Class S Shares	3.26%	3.38%	2.52%	1.14%
Class T Shares	3.21%	3.50%	2.26%	0.89%
Barclays U.S. Aggregate Bond Index	6.00%	4.16%
Morningstar Quartile - Class I Shares	1st	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	87/353	29/304

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

Janus Multi-Sector Income Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,042.50	$4.93	$1,000.00	$1,020.04	$4.87	0.97%
Class C Shares	$1,000.00	$1,039.90	$8.62	$1,000.00	$1,016.41	$8.52	1.70%
Class D Shares	$1,000.00	$1,044.50	$4.02	$1,000.00	$1,020.94	$3.97	0.79%
Class I Shares	$1,000.00	$1,044.10	$3.41	$1,000.00	$1,021.53	$3.37	0.67%
Class N Shares	$1,000.00	$1,044.20	$3.25	$1,000.00	$1,021.68	$3.22	0.64%
Class S Shares	$1,000.00	$1,042.60	$4.88	$1,000.00	$1,020.09	$4.82	0.96%
Class T Shares	$1,000.00	$1,042.00	$4.42	$1,000.00	$1,020.54	$4.37	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus Multi-Sector Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 29.0%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$65,000		$66,731
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	149,000		150,739
AmeriCredit Automobile Receivables Trust 2015-3, 3.3400%, 8/8/21	200,000		205,072
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	125,000		128,218
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	650,000		647,975
Banc of America Commercial Mortgage Trust 2006-6, 5.5100%, 10/10/45	272,000		260,823
Banc of America Commercial Mortgage Trust 2006-6, 5.5500%, 10/10/45 (144A)	120,000		98,901
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000		168,650
BHMS 2014-ATLS Mortgage Trust, 6.2460%, 7/5/33 (144A)‡	210,000		201,953
Capital Auto Receivables Asset Trust 2016-1, 4.0300%, 8/21/23	562,000		578,779
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.6712%, 4/10/29 (144A)‡	250,000		251,810
CGBAM Commercial Mortgage Trust 2014-HD, 2.0421%, 2/15/31 (144A)‡	171,706		166,652
CGBAM Commercial Mortgage Trust 2014-HD, 3.4421%, 2/15/31 (144A)‡	100,000		94,095
Colony Starwood Homes 2016-1 Trust, 4.5960%, 7/17/18 (144A)	300,000		299,319
COMM 2007-C9 Mortgage Trust, 6.0070%, 12/10/49‡	150,000		150,705
COMM 2015-3BP Mortgage Trust, 3.3463%, 2/10/35 (144A)‡	500,000		475,104
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	251,000		238,774
DECO 12-UK 4 PLC, 0.7809%, 1/27/20‡	210,386	GBP	272,970
DECO 12-UK 4 PLC, 1.0209%, 1/27/20‡	211,374	GBP	267,125
ECAF I, Ltd., 4.9470%, 6/15/40 (144A)	247,793		244,773
Fannie Mae Connecticut Avenue Securities, 5.7033%, 10/25/23‡	130,762		138,440
Fannie Mae Connecticut Avenue Securities, 5.3533%, 11/25/24‡	262,117		267,584
Fannie Mae Connecticut Avenue Securities, 4.7533%, 2/25/25‡	290,000		294,430
Fannie Mae Connecticut Avenue Securities, 4.4533%, 5/25/25‡	186,000		186,000
Fannie Mae Connecticut Avenue Securities, 5.4533%, 7/25/25‡	960,000		965,701
Fannie Mae REMICS, 5.6967%, 12/25/42‡	1,209,260		292,717
Freddie Mac Structured Agency Credit Risk Debt Notes, 5.1460%, 4/25/28‡	250,000		247,842
FREMF 2015-K720 Mortgage Trust, 3.5057%, 7/25/22 (144A)‡	260,000		216,191
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	463,000		444,207
Government National Mortgage Association, 5.1020%, 1/20/44‡,¤	1,784,902		313,869
GS Mortgage Securities Corp. Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	500,000		497,034
GS Mortgage Securities Corp. Trust 2016-ICE2, 6.1921%, 2/15/33 (144A)‡	550,000		548,218
Hilton USA Trust 2013-HLF, 3.2131%, 11/5/30 (144A)‡	602,965		602,576
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
3.7421%, 1/15/32 (144A)‡	400,000		396,738
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3921%, 1/15/32 (144A)‡	300,000		295,673
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.9421%, 7/15/36 (144A)‡	1,120,000		1,110,189
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	248,000		229,481
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	247,000		237,794
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	27,000		27,148
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4490%, 9/15/45‡	650,000		609,242
Leek Finance Number Eighteen PLC, 0.9044%, 9/21/38‡	555,016		591,159
London & Regional Debt Securitisation No 2 PLC, 5.8878%, 10/15/18‡	279,500	GBP	373,541
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000		473,525
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	135,000		137,032
Santander Drive Auto Receivables Trust 2015-2, 3.0200%, 4/15/21	500,000		508,427
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000		167,225
Santander Drive Auto Receivables Trust 2015-5, 3.6500%, 12/15/21	237,000		244,493
Shenton Aircraft Investment I, Ltd., 4.7500%, 10/15/42 (144A)	234,783		230,271
Sierra Timeshare 2016-1 Receivables Funding LLC, 3.6700%, 3/21/33 (144A)	273,305		278,846
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	127,000		128,549
Ulysses European Loan Conduit No 27 PLC, 0.8211%, 7/25/17‡	170,000	GBP	216,023
Ulysses European Loan Conduit No 27 PLC, 0.8711%, 7/25/17‡	250,000	GBP	312,690
VB-S1 Issuer LLC, 6.9010%, 6/15/46 (144A)	500,000		496,064
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,100,000		1,098,264

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Multi-Sector Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	$423,752	$424,694
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.8286%, 4/15/47‡	275,000	260,577
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1407%, 5/15/46‡	32,916	32,587
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	288,818	290,406
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $19,238,350)		19,154,615
Bank Loans and Mezzanine Loans – 4.9%
Capital Goods – 0.5%
Maxim Crane Works LP, 10.2500%, 11/26/18‡	31,935	31,722
Stardust Finance Holdings, Inc., 10.5000%, 3/13/23‡	346,000	332,160
		363,882
Communications – 0.7%
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	432,915	432,917
Consumer Cyclical – 1.5%
Cosmopolitan of Las Vegas, 9.1850%, 12/19/16‡	510,000	504,900
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	213,000	201,551
Las Vegas Sands LLC, 3.2500%, 12/19/20‡	296,203	295,832
		1,002,283
Energy – 0%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	10,000	8,981
Finance Companies – 0.3%
RPI Finance Trust, 3.5000%, 11/9/20‡	193,544	193,254
Real Estate Investment Trusts (REITs) – 0.4%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	241,000	241,000
Technology – 1.5%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	569,573	569,840
Sensata Technologies BV, 3.0000%, 10/14/21‡	395,000	394,293
		964,133
Transportation – 0%
OSG International, Inc., 5.7500%, 8/5/19‡	23,125	22,834
Total Bank Loans and Mezzanine Loans (cost $3,210,846)		3,229,284
Corporate Bonds – 41.8%
Banking – 0.8%
American Express Co., 6.8000%, 9/1/66‡	115,000	114,856
Citizens Bank NA, 2.5500%, 5/13/21	300,000	302,897
Morgan Stanley, 5.5500%µ	37,000	36,652
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	90,000	92,046
		546,451
Basic Industry – 3.0%
AK Steel Corp., 7.5000%, 7/15/23	283,000	287,245
Albemarle Corp., 4.1500%, 12/1/24	29,000	30,366
Albemarle Corp., 5.4500%, 12/1/44	32,000	34,118
Alcoa, Inc., 6.1500%, 8/15/20	129,000	139,643
Aleris International, Inc., 9.5000%, 4/1/21 (144A)	284,000	291,810
Anglo American Capital PLC, 9.3750%, 4/8/19 (144A)	142,000	162,413
ArcelorMittal, 6.1250%, 6/1/18	280,000	294,666
Kaiser Aluminum Corp., 5.8750%, 5/15/24 (144A)	202,000	207,555
Steel Dynamics, Inc., 6.1250%, 8/15/19	417,000	431,595
Teck Resources, Ltd., 8.5000%, 6/1/24 (144A)	87,000	90,263
		1,969,674
Brokerage – 1.1%
Charles Schwab Corp., 7.0000%µ	105,000	119,569
E*TRADE Financial Corp., 4.6250%, 9/15/23	383,000	387,787
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	48,000	42,429
Scottrade Financial Services, Inc., 6.1250%, 7/11/21 (144A)§	161,000	173,224
		723,009
Capital Goods – 6.0%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)†,§	810,000	826,200
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.,
3.6525%, 12/16/19 (144A)‡	200,000	200,750

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Janus Multi-Sector Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II,
5.6250%, 12/15/16 (144A)	$200,000		$200,500
Brundage-Bone Concrete Pumping, Inc., 10.3750%, 9/1/21 (144A)	100,000		101,000
General Electric Co., 5.0000%µ	123,000		130,503
Headwaters, Inc., 7.2500%, 1/15/19	285,000		290,700
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.,
7.5000%, 6/1/22 (144A)	221,000		217,133
Masco Corp., 6.5000%, 8/15/32	120,000		127,650
NCI Building Systems, Inc., 8.2500%, 1/15/23 (144A)	457,000		491,179
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC,
5.1250%, 7/15/23 (144A)	640,000		648,000
Vulcan Materials Co., 7.5000%, 6/15/21	11,000		13,214
Vulcan Materials Co., 7.1500%, 11/30/37	521,000		614,780
Zekelman Industries, Inc., 9.8750%, 6/15/23 (144A)	111,000		112,110
			3,973,719
Communications – 4.6%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	200,000		183,000
Block Communications, Inc., 7.2500%, 2/1/20 (144A)	300,000		303,000
Cequel Communications Holdings I LLC / Cequel Capital Corp.,
7.7500%, 7/15/25 (144A)	200,000		208,500
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.3840%, 10/23/35 (144A)	100,000		118,419
Entercom Radio LLC, 10.5000%, 12/1/19	314,000		331,270
National CineMedia LLC, 7.8750%, 7/15/21	189,000		196,088
Numericable-SFR SA, 7.3750%, 5/1/26 (144A)	254,000		251,143
RR Donnelley & Sons Co., 7.2500%, 5/15/18	435,000		462,187
Sirius XM Radio, Inc., 5.2500%, 8/15/22 (144A)†	563,000		592,557
Townsquare Media, Inc., 6.5000%, 4/1/23 (144A)	48,000		47,460
Univision Communications, Inc., 8.5000%, 5/15/21 (144A)	303,000		316,635
			3,010,259
Consumer Cyclical – 10.6%
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	162,000		166,860
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.8750%, 2/15/21 (144A)	185,000		166,038
Brinker International, Inc., 3.8750%, 5/15/23	82,000		83,203
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	206,000		206,515
Century Communities, Inc., 6.8750%, 5/15/22	298,000		286,080
CPUK Finance, Ltd., 7.0000%, 8/28/20 (144A)	200,000	GBP	272,857
General Motors Co., 4.8750%, 10/2/23	55,000		58,550
General Motors Financial Co., Inc., 3.1000%, 1/15/19	101,000		103,177
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	399,000		413,962
Hunt Cos., Inc., 9.6250%, 3/1/21 (144A)	322,000		323,610
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	400,000		421,500
JC Penney Corp., Inc., 5.7500%, 2/15/18	281,000		286,620
KB Home, 7.6250%, 5/15/23	298,000		302,470
Landry's Holdings II, Inc., 10.2500%, 1/1/18 (144A)†	138,000		139,380
Landry's, Inc., 9.3750%, 5/1/20 (144A)	577,000		605,850
M/I Homes, Inc., 6.7500%, 1/15/21	355,000		353,225
MDC Holdings, Inc., 5.5000%, 1/15/24	145,000		143,550
MDC Holdings, Inc., 6.0000%, 1/15/43	65,000		49,888
Meritage Homes Corp., 4.5000%, 3/1/18	275,000		279,125
MGM Resorts International, 6.7500%, 10/1/20	169,000		184,633
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	577,000		614,505
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.3750%, 2/15/18 (144A)	276,000		277,380
PF Chang's China Bistro, Inc., 10.2500%, 6/30/20 (144A)	296,000		271,580
PulteGroup, Inc., 7.8750%, 6/15/32	100,000		113,250
ROC Finance LLC / ROC Finance 1 Corp., 12.1250%, 9/1/18 (144A)	247,000		255,954
Walgreens Boots Alliance, Inc., 3.1000%, 6/1/23	47,000		47,870
Walgreens Boots Alliance, Inc., 3.4500%, 6/1/26	96,000		98,548

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Multi-Sector Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
WCI Communities, Inc., 6.8750%, 8/15/21	$493,000	$490,535
		7,016,715
Consumer Non-Cyclical – 6.8%
AbbVie, Inc., 2.8500%, 5/14/23	300,000	304,077
AbbVie, Inc., 4.4500%, 5/14/46	300,000	304,212
Anheuser-Busch InBev Finance, Inc., 3.6500%, 2/1/26	253,000	271,025
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	200,000	196,250
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)†	803,000	835,618
Fresh Market, Inc., 9.7500%, 5/1/23 (144A)	261,000	244,688
JBS USA LLC / JBS USA Finance, Inc., 8.2500%, 2/1/20 (144A)	97,000	100,395
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)†	145,000	150,075
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	54,000	55,890
Mallinckrodt International Finance SA, 3.5000%, 4/15/18	296,000	287,860
Molson Coors Brewing Co., 3.0000%, 7/15/26	168,000	167,834
Newell Brands, Inc., 4.2000%, 4/1/26	200,000	216,810
Newell Brands, Inc., 5.3750%, 4/1/36	50,000	57,816
Newell Brands, Inc., 5.5000%, 4/1/46	88,000	104,696
Simmons Foods, Inc., 7.8750%, 10/1/21 (144A)	146,000	132,860
SUPERVALU, Inc., 7.7500%, 11/15/22	242,000	202,022
Sysco Corp., 3.3000%, 7/15/26	142,000	147,321
Sysco Corp., 4.5000%, 4/1/46	286,000	305,084
Tenet Healthcare Corp., 6.7500%, 6/15/23	98,000	93,835
Universal Health Services, Inc., 4.7500%, 8/1/22 (144A)	289,000	293,948
		4,472,316
Energy – 4.0%
Anadarko Petroleum Corp., 4.8500%, 3/15/21	37,000	39,243
Anadarko Petroleum Corp., 5.5500%, 3/15/26	45,000	49,693
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	59,000	60,696
Devon Energy Corp., 2.2500%, 12/15/18	96,000	95,323
Endeavor Energy Resources LP / EER Finance, Inc., 7.0000%, 8/15/21 (144A)	158,000	155,235
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	53,000	56,551
Hiland Partners LP / Hiland Partners Finance Corp., 7.2500%, 10/1/20 (144A)	460,000	477,250
Kinder Morgan, Inc., 7.7500%, 1/15/32	81,000	91,186
Marathon Oil Corp., 6.0000%, 10/1/17	283,000	293,199
Marathon Oil Corp., 5.9000%, 3/15/18	301,000	312,238
Noble Holding US Corp., 7.5000%, 3/15/19	324,000	327,240
Rowan Cos., Inc., 5.0000%, 9/1/17	451,000	456,637
Weatherford International, Ltd., 7.7500%, 6/15/21	211,000	205,461
		2,619,952
Finance Companies – 0.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
3.9500%, 2/1/22	300,000	300,000
CIT Group, Inc., 4.2500%, 8/15/17	281,000	286,198
		586,198
Industrial – 0.4%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	59,000	60,770
Howard Hughes Corp., 6.8750%, 10/1/21 (144A)	193,000	194,448
		255,218
Technology – 3.1%
Alliance Data Systems Corp., 5.2500%, 12/1/17 (144A)	584,000	591,300
Blackboard, Inc., 7.7500%, 11/15/19 (144A)	340,000	285,600
Cengage Learning, Inc., 9.5000%, 6/15/24 (144A)	305,000	310,337
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	199,000	205,468
Seagate HDD Cayman, 4.7500%, 1/1/25	88,000	69,630
Seagate HDD Cayman, 5.7500%, 12/1/34	70,000	49,175
Total System Services, Inc., 4.8000%, 4/1/26	124,000	134,464
Trimble Navigation, Ltd., 4.7500%, 12/1/24	69,000	71,930
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)†	200,000	200,543

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Janus Multi-Sector Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Western Digital Corp., 10.5000%, 4/1/24 (144A)	$125,000	$133,750
		2,052,197
Transportation – 0.5%
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	137,000	136,315
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	208,000	176,800
XPO Logistics, Inc., 7.8750%, 9/1/19 (144A)	37,000	37,740
		350,855
Total Corporate Bonds (cost $27,332,022)		27,576,563
Mortgage-Backed Securities – 13.2%
Fannie Mae Pool:
6.5000%, 11/1/26	288,532	332,038
7.5000%, 7/1/28	203,076	226,890
6.5000%, 12/1/28	94,991	111,685
6.5000%, 5/1/29	123,135	141,702
6.5000%, 9/1/33	114,559	136,380
6.5000%, 3/1/35	80,363	97,167
6.5000%, 12/1/35	112,152	134,621
5.5000%, 10/1/41	110,023	126,490
4.0000%, 3/1/44	223,278	242,320
4.0000%, 7/1/44	76,273	83,795
4.0000%, 8/1/44	47,696	52,405
3.5000%, 2/1/45	64,691	68,961
4.5000%, 5/1/45	228,831	257,357
4.0000%, 9/1/45	220,043	240,340
4.5000%, 10/1/45	247,872	278,773
3.5000%, 12/1/45	62,639	67,059
3.5000%, 1/1/46	1,061,039	1,152,743
3.5000%, 1/1/46	1,039,173	1,113,134
4.5000%, 2/1/46	193,889	217,992
4.5000%, 2/1/46	81,261	91,214
		5,173,066
Freddie Mac Gold Pool:
5.0000%, 3/1/42	70,008	78,782
3.5000%, 2/1/44	24,082	25,658
4.0000%, 4/1/45	122,538	132,811
4.5000%, 2/1/46	800,636	900,401
		1,137,652
Ginnie Mae I Pool:
7.5000%, 6/15/32	206,432	261,762
6.0000%, 1/15/34	157,967	184,235
6.0000%, 7/15/34	673,342	788,531
4.5000%, 5/15/41	90,206	103,535
4.0000%, 8/15/45	794,432	867,652
		2,205,715
Ginnie Mae II Pool:
5.5000%, 11/20/37	85,308	97,082
5.5000%, 5/20/42	11,882	13,186
4.0000%, 10/20/45	83,887	91,036
		201,304
Total Mortgage-Backed Securities (cost $8,568,219)		8,717,737
U.S. Treasury Notes/Bonds – 5.5%
1.6250%, 7/31/20	58,000	59,643
1.3750%, 8/31/20	7,000	7,128
1.1250%, 2/28/21	77,000	77,541
2.3750%, 8/15/24†	201,000	216,358
2.2500%, 11/15/24	275,000	293,348
2.0000%, 2/15/25	43,000	44,989
2.0000%, 8/15/25	254,000	265,539
2.2500%, 11/15/25	807,000	860,968

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Multi-Sector Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
1.6250%, 2/15/26	$166,000	$167,868
3.3750%, 5/15/44	6,000	7,395
3.1250%, 8/15/44†	209,000	246,016
3.0000%, 11/15/44	179,000	205,808
2.5000%, 2/15/45	34,000	35,399
3.0000%, 5/15/45	2,000	2,299
2.8750%, 8/15/45	124,000	139,238
3.0000%, 11/15/45	543,000	624,365
2.5000%, 5/15/46	326,000	339,715
Total U.S. Treasury Notes/Bonds (cost $3,357,561)		3,593,617
Common Stocks – 1.0%
Capital Markets – 0.1%
E*TRADE Financial Corp.*	3,395	79,749
Construction Materials – 0.2%
Summit Materials, Inc. - Class A	5,047	103,262
Food & Staples Retailing – 0.1%
US Foods Holding Corp.*	3,570	86,537
Industrial Conglomerates – 0.3%
General Electric Co.	6,284	197,820
Real Estate Investment Trusts (REITs) – 0.3%
MGM Growth Properties LLC	6,685	178,356
NorthStar Realty Finance Corp.	2,421	27,672
		206,028
Specialty Retail – 0%
Quiksilver, Inc. Bankruptcy Equity Certificate (144A)*,§	542	9,871
Total Common Stocks (cost $678,953)		683,267
Preferred Stocks – 0.4%
Household Durables – 0.4%
William Lyon Homes, 6.5000% (cost $235,158)	2,897	244,825
Investment Companies – 5.8%
Money Markets – 5.8%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $3,825,092)	3,825,092	3,825,092
Total Investments (total cost $66,446,201) – 101.6%		67,025,000
Liabilities, net of Cash, Receivables and Other Assets – (1.6)%		(1,049,751)
Net Assets – 100%		$65,975,249

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

Janus Multi-Sector Income Fund

Schedule of Investments

June 30, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$59,178,927	88.3%
United Kingdom	2,762,375	4.1
New Zealand	848,500	1.3
Greece	835,618	1.2
Luxembourg	673,916	1.0
Singapore	569,840	0.9
Ireland	445,523	0.7
Brazil	306,360	0.5
Netherlands	300,000	0.4
Belgium	271,025	0.4
France	251,143	0.4
Cayman Islands	230,271	0.3
Taiwan	200,543	0.3
Canada	150,959	0.2

Total	$67,025,000	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	7/13/16	370,000	$492,510	$47,839
Citibank NA:
British Pound	7/14/16	562,000	748,090	71,967
HSBC Securities (USA), Inc.:
British Pound	7/15/16	363,000	483,201	47,211
Total			$1,723,801	$167,017

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $22,801,195, which represents 34.6% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $2,834,205.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	1,052,339	54,485,753	(51,713,000)	3,825,092	$—	$7,601	$3,825,092

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	3/5/14 - 3/7/16	$821,153	$826,200	1.2%
Quiksilver, Inc. Bankruptcy Equity Certificate	5/27/16	10,390	9,871	0.0
Scottrade Financial Services, Inc., 6.1250%, 7/11/21	5/3/16 - 5/5/16	171,302	173,224	0.3
Total		$1,002,845	$1,009,295	1.5%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

14	JUNE 30, 2016

Janus Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 19,154,615	$ -
Bank Loans and Mezzanine Loans	-	3,229,284	-
Corporate Bonds	-	27,576,563	-
Mortgage-Backed Securities	-	8,717,737	-
U.S. Treasury Notes/Bonds	-	3,593,617	-
Common Stocks
Specialty Retail	-	-	9,871
All other	673,396	-	-
Preferred Stocks	-	244,825	-
Investment Companies	-	3,825,092	-
Total Investments in Securities	$ 673,396	$ 66,341,733	$ 9,871

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 167,017	$ -
Total Assets	$ 673,396	$ 66,508,750	$ 9,871

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost	$66,446,201
Unaffiliated investments, at value	63,199,908
Affiliated investments, at value	3,825,092
Cash	77,809
Forward currency contracts	167,017
Non-interested Trustees' deferred compensation	1,190
Receivables:
Interest	580,504
Investments sold	92,166
Fund shares sold	41,719
Dividends	3,205
Dividends from affiliates	959
Other assets	19
Total Assets	67,989,588
Liabilities:
Payables:	—
Investments purchased	1,851,584
Fund shares repurchased	70,531
Professional fees	43,918
Advisory fees	22,946
12b-1 Distribution and shareholder servicing fees	5,523
Transfer agent fees and expenses	4,175
Non-interested Trustees' deferred compensation fees	1,190
Dividends	775
Fund administration fees	501
Non-interested Trustees' fees and expenses	318
Custodian fees	172
Accrued expenses and other payables	12,706
Total Liabilities	2,014,339
Net Assets	$65,975,249

See Notes to Financial Statements.

16	JUNE 30, 2016

Janus Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$65,632,813
Undistributed net investment income/(loss)	(2,083)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(401,299)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	745,818
Total Net Assets	$65,975,249
Net Assets - Class A Shares	$10,239,788
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,053,873
Net Asset Value Per Share(1)	$9.72
Maximum Offering Price Per Share(2)	$10.20
Net Assets - Class C Shares	$3,844,299
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	395,556
Net Asset Value Per Share(1)	$9.72
Net Assets - Class D Shares	$11,395,735
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,172,610
Net Asset Value Per Share	$9.72
Net Assets - Class I Shares	$29,216,027
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,005,765
Net Asset Value Per Share	$9.72
Net Assets - Class N Shares	$2,694,181
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	277,210
Net Asset Value Per Share	$9.72
Net Assets - Class S Shares	$1,908,978
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	196,414
Net Asset Value Per Share	$9.72
Net Assets - Class T Shares	$6,676,241
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	687,310
Net Asset Value Per Share	$9.71

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$1,959,930
Dividends	21,868
Dividends from affiliates	7,601
Other income	25,824
Total Investment Income	2,015,223
Expenses:
Advisory fees	235,723
12b-1Distribution and shareholder servicing fees:
Class A Shares	14,762
Class C Shares	28,823
Class S Shares	4,524
Transfer agent administrative fees and expenses:
Class D Shares	10,506
Class S Shares	4,524
Class T Shares	27,161
Transfer agent networking and omnibus fees:
Class A Shares	4,388
Class C Shares	655
Class I Shares	931
Other transfer agent fees and expenses:
Class A Shares	684
Class C Shares	433
Class D Shares	2,242
Class I Shares	258
Class N Shares	78
Class S Shares	49
Class T Shares	268
Registration fees	82,317
Professional fees	63,164
Accounting systems fee	59,315
Shareholder reports expense	23,037
Custodian fees	4,986
Fund administration fees	3,602
Non-interested Trustees’ fees and expenses	1,117
Other expenses	5,249
Total Expenses	578,796
Less: Excess Expense Reimbursement	(226,183)
Net Expenses	352,613
Net Investment Income/(Loss)	1,662,610
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(243,529)
Total Net Realized Gain/(Loss) on Investments	(243,529)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	966,480
Total Change in Unrealized Net Appreciation/Depreciation	966,480
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,385,561

See Notes to Financial Statements.

18	JUNE 30, 2016

Janus Multi-Sector Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$1,662,610	$663,255
Net realized gain/(loss) on investments	(243,529)	(31,020)
Change in unrealized net appreciation/depreciation	966,480	(324,435)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,385,561	307,800
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(250,742)	(94,486)
Class C Shares	(105,023)	(75,435)
Class D Shares	(389,989)	(195,358)
Class I Shares	(310,863)	(89,583)
Class N Shares	(107,500)	(98,994)
Class S Shares	(79,256)	(82,267)
Class T Shares	(471,779)	(123,095)
Total Dividends from Net Investment Income	(1,715,152)	(759,218)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(3,651)	—
Class C Shares	(1,529)	—
Class D Shares	(5,679)	—
Class I Shares	(4,527)	—
Class N Shares	(1,565)	—
Class S Shares	(1,154)	—
Class T Shares	(6,872)	—
Total Return of Capital on Dividends from Net Investment Income	(24,977)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(7,921)
Class C Shares	—	(7,260)
Class D Shares	—	(14,847)
Class I Shares	—	(7,035)
Class N Shares	—	(8,072)
Class S Shares	—	(7,171)
Class T Shares	—	(8,343)
Total Distributions from Net Realized Gain from Investment Transactions	—	(60,649)
Net Decrease from Dividends and Distributions to Shareholders	(1,740,129)	(819,867)
Capital Share Transactions:
Class A Shares	7,874,068	518,599
Class C Shares	1,886,137	231,289
Class D Shares	6,236,528	2,647,429
Class I Shares	27,033,819	96,618
Class N Shares	681,619	327,321
Class S Shares	120,933	63,045
Class T Shares	2,064,912	2,652,274
Net Increase/(Decrease) from Capital Share Transactions	45,898,016	6,536,575
Net Increase/(Decrease) in Net Assets	46,543,448	6,024,508
Net Assets:
Beginning of period	19,431,801	13,407,293
End of period	$65,975,249	$19,431,801

Undistributed Net Investment Income/(Loss)	$(2,083)	$30,476

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.39	0.41	0.13
Net realized and unrealized gain/(loss)	(0.09)	(0.19)	0.14
Total from Investment Operations	0.30	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.48)	(0.13)
Distributions (from capital gains)	—	(0.04)	—
Return of capital	(0.01)	—	—
Total Dividends and Distributions	(0.42)	(0.52)	(0.13)
Net Asset Value, End of Period	$9.72	$9.84	$10.14
Total Return*	3.14%	2.19%	2.73%
Net Assets, End of Period (in thousands)	$10,240	$2,222	$1,762
Average Net Assets for the Period (in thousands)	$5,892	$1,977	$1,676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	2.29%	6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	4.12%	4.16%	3.89%
Portfolio Turnover Rate	76%	132%	74%

Class C Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.33	0.34	0.11
Net realized and unrealized gain/(loss)	(0.10)	(0.20)	0.14
Total from Investment Operations	0.23	0.14	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.40)	(0.11)
Distributions (from capital gains)	—	(0.04)	—
Return of capital	(0.01)	—	—
Total Dividends and Distributions	(0.35)	(0.44)	(0.11)
Net Asset Value, End of Period	$9.72	$9.84	$10.14
Total Return*	2.46%	1.44%	2.48%
Net Assets, End of Period (in thousands)	$3,844	$1,972	$1,798
Average Net Assets for the Period (in thousands)	$2,921	$1,879	$1,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.26%	3.04%	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.74%	1.75%
Ratio of Net Investment Income/(Loss)	3.46%	3.40%	3.14%
Portfolio Turnover Rate	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2016

Janus Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.43	0.13
Net realized and unrealized gain/(loss)	(0.10)	(0.20)	0.14
Total from Investment Operations	0.32	0.23	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.49)	(0.13)
Distributions (from capital gains)	—	(0.04)	—
Return of capital	(0.01)	—	—
Total Dividends and Distributions	(0.44)	(0.53)	(0.13)
Net Asset Value, End of Period	$9.72	$9.84	$10.14
Total Return*	3.34%	2.32%	2.72%
Net Assets, End of Period (in thousands)	$11,396	$5,208	$2,690
Average Net Assets for the Period (in thousands)	$8,733	$3,998	$2,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	2.22%	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.87%	1.03%
Ratio of Net Investment Income/(Loss)	4.34%	4.30%	3.90%
Portfolio Turnover Rate	76%	132%	74%

Class I Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.44	0.14
Net realized and unrealized gain/(loss)	(0.08)	(0.20)	0.14
Total from Investment Operations	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	—	(0.04)	—
Return of capital	(0.01)	—	—
Total Dividends and Distributions	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.72	$9.84	$10.14
Total Return*	3.48%	2.47%	2.81%
Net Assets, End of Period (in thousands)	$29,216	$1,805	$1,763
Average Net Assets for the Period (in thousands)	$6,816	$1,777	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	2.02%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.40%	4.41%	4.15%
Portfolio Turnover Rate	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.44	0.14
Net realized and unrealized gain/(loss)	(0.10)	(0.20)	0.14
Total from Investment Operations	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	—	(0.04)	—
Return of capital	(0.01)	—	—
Total Dividends and Distributions	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.72	$9.84	$10.14
Total Return*	3.49%	2.47%	2.82%
Net Assets, End of Period (in thousands)	$2,694	$2,031	$1,763
Average Net Assets for the Period (in thousands)	$2,336	$1,957	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	2.02%	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.48%	4.42%	4.15%
Portfolio Turnover Rate	76%	132%	74%

Class S Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.39	0.12
Net realized and unrealized gain/(loss)	(0.10)	(0.20)	0.14
Total from Investment Operations	0.31	0.19	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.45)	(0.12)
Distributions (from capital gains)	—	(0.04)	—
Return of capital	(0.01)	—	—
Total Dividends and Distributions	(0.43)	(0.49)	(0.12)
Net Asset Value, End of Period	$9.72	$9.84	$10.14
Total Return*	3.26%	1.96%	2.65%
Net Assets, End of Period (in thousands)	$1,909	$1,809	$1,801
Average Net Assets for the Period (in thousands)	$1,809	$1,811	$1,699
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	2.52%	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	1.22%	1.25%
Ratio of Net Investment Income/(Loss)	4.26%	3.92%	3.65%
Portfolio Turnover Rate	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2016

Janus Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.42	0.13
Net realized and unrealized gain/(loss)	(0.10)	(0.20)	0.14
Total from Investment Operations	0.30	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.48)	(0.13)
Distributions (from capital gains)	—	(0.04)	—
Return of capital	(0.01)	—	—
Total Dividends and Distributions	(0.43)	(0.52)	(0.13)
Net Asset Value, End of Period	$9.71	$9.84	$10.14
Total Return*	3.21%	2.21%	2.73%
Net Assets, End of Period (in thousands)	$6,676	$4,384	$1,831
Average Net Assets for the Period (in thousands)	$10,779	$2,607	$1,716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	2.26%	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.97%	1.00%
Ratio of Net Investment Income/(Loss)	4.24%	4.20%	3.89%
Portfolio Turnover Rate	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Multi-Sector Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

24	JUNE 30, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	25

Janus Multi-Sector Income Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

26	JUNE 30, 2016

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Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

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Notes to Financial Statements

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $1,316,491.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$ 167,017

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Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 22,779

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ 165,594

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Notes to Financial Statements

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are

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Notes to Financial Statements

senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange

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Notes to Financial Statements

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$47,839	$—	$—	$47,839
Citibank NA	71,967	—	—	71,967
HSBC Securities (USA), Inc.	47,211	—	—	47,211

Total	$167,017	$—	$—	$167,017
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its

32	JUNE 30, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements

debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. The previous expense limit (until November 1, 2015) was 0.71% of the Fund's average daily net assets. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended June 30, 2016, Janus Capital reimbursed the Fund $216,474 of fees and expenses that are eligible for recoupment. As of June 30, 2016, the aggregate amount of recoupment that may potentially be made to Janus Capital is $637,831. The recoupment of such reimbursements expires February 28, 2017.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

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Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees

34	JUNE 30, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements

and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $1,199.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $641.

Janus Investment Fund	35

Janus Multi-Sector Income Fund

Notes to Financial Statements

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	70%	11%
Class C Shares	48	3
Class D Shares	16	3
Class I Shares	24	11
Class N Shares	70	3
Class S Shares	97	3
Class T Shares	28	3

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ (773)	$ -	$ (239,657)	$ -	$ -	$ (1,190)	$ 584,056

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$ (81,618)	$ (158,039)	$ (239,657)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

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Janus Multi-Sector Income Fund

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 66,440,944	$ 1,222,830	$ (638,774)	$ 584,056

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,715,152	$ -	$ 24,977	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 819,867	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (24,976)	$ 44,960	$ (19,984)

Janus Investment Fund	37

Janus Multi-Sector Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	893,713	$ 8,502,872	46,036	$ 456,569
Reinvested dividends and distributions	26,442	254,312	10,304	102,379
Shares repurchased	(92,199)	(883,116)	(4,101)	(40,349)
Net Increase/(Decrease)	827,956	$ 7,874,068	52,239	$ 518,599
Class C Shares:
Shares sold	200,146	$ 1,934,358	20,305	$ 201,544
Reinvested dividends and distributions	11,078	106,552	8,324	82,695
Shares repurchased	(16,165)	(154,773)	(5,364)	(52,950)
Net Increase/(Decrease)	195,059	$ 1,886,137	23,265	$ 231,289
Class D Shares:
Shares sold	1,050,295	$10,140,099	381,811	$3,813,409
Reinvested dividends and distributions	39,699	381,756	20,553	204,192
Shares repurchased	(446,947)	(4,285,327)	(137,958)	(1,370,172)
Net Increase/(Decrease)	643,047	$ 6,236,528	264,406	$2,647,429
Class I Shares:
Shares sold	2,805,684	$26,874,417	-	$ -
Reinvested dividends and distributions	32,666	315,390	9,719	96,618
Shares repurchased	(16,125)	(155,988)	-	-
Net Increase/(Decrease)	2,822,225	$27,033,819	9,719	$ 96,618
Class N Shares:
Shares sold	62,956	$ 606,635	30,600	$ 306,724
Reinvested dividends and distributions	11,330	109,065	10,774	107,066
Shares repurchased	(3,568)	(34,081)	(8,704)	(86,469)
Net Increase/(Decrease)	70,718	$ 681,619	32,670	$ 327,321
Class S Shares:
Shares sold	5,298	$ 51,000	1,235	$ 12,306
Reinvested dividends and distributions	8,345	80,410	8,999	89,438
Shares repurchased	(1,117)	(10,477)	(3,898)	(38,699)
Net Increase/(Decrease)	12,526	$ 120,933	6,336	$ 63,045
Class T Shares:
Shares sold	2,259,594	$21,481,234	312,945	$3,125,275
Reinvested dividends and distributions	49,967	478,276	13,085	129,983
Shares repurchased	(2,068,010)	(19,894,598)	(60,730)	(602,984)
Net Increase/(Decrease)	241,551	$ 2,064,912	265,300	$2,652,274

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$69,911,328	$ 28,520,293	$ 2,832,798	$ 447,963

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	JUNE 30, 2016

Janus Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	39

Janus Multi-Sector Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

40	JUNE 30, 2016

Janus Multi-Sector Income Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	41

Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

42	JUNE 30, 2016

Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	43

Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

52	JUNE 30, 2016

Janus Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	53

Janus Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	JUNE 30, 2016

Janus Multi-Sector Income Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

Janus Investment Fund	55

Janus Multi-Sector Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Return of Capital Distributions	$24,977

56	JUNE 30, 2016

Janus Multi-Sector Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	57

Janus Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

58	JUNE 30, 2016

Janus Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	59

Janus Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

60	JUNE 30, 2016

Janus Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	61

Janus Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

62	JUNE 30, 2016

Janus Multi-Sector Income Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Janus Investment Fund	63

Janus Multi-Sector Income Fund

Trustees and Officers (unaudited)

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	JUNE 30, 2016

Janus Multi-Sector Income Fund

Notes

NotesPage1

Janus Investment Fund	65

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3619				125-02-93028 08-16

ANNUAL REPORT June 30, 2016

Janus Real Return Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Real Return Fund

Janus Real Return Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up fundamentally driven investment process can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed risk and sector allocation decisions.

Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2016, Janus Real Return Fund’s Class I Shares returned 2.85%. This compares with 1.86% for its primary benchmark, the Barclays U.S. 1-5 Year TIPS Index and 3.01% for the Fund’s secondary benchmark, the Consumer Price Index (CPI) plus 2%.

MARKET ENVIRONMENT

A steady stream of volatility flooded fixed income markets over the 12 months ending June 30, 2016. A slowdown in China’s growth prospects weighed on investor sentiment in the latter half of 2015, and into the new year. This contributed, in part, to the U.S. Federal Reserve’s (Fed) delay in raising rates at its September meeting, although an initial increase ultimately occurred in December. Continued lethargy from China brought on weakness in commodity-related sectors and fears of recession in early 2016. Risk assets lost ground, and crude oil prices dipped to multi-year lows as investors flocked to safe-haven assets, such as Treasurys. In a sharp reversal, risk assets rallied and crude prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. In June, however, market participants met with two surprises. First, June’s probable interest rate hike by the Fed was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the UK opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected result, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 2-year note fell to 0.58%, from 0.64%, and the yield on the 5-year note fell to 1.00% from 1.65%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Barclays U.S. 1-5 Year TIPS Index, during the period. Outperformance was driven by spread carry – or the excess income generated by the Fund’s corporate credit holdings, particularly within high-yield. The Fund maintains a large allocation to high-yield corporate credit, as we believe that short-duration high-yield securities offer more attractive risk-adjusted opportunities than Treasury Inflation-Protected Securities (TIPS).

Within high-yield corporate credit, our exposure to “crossover” higher quality high-yield issuers aided relative results. We seek issuers in this segment with improving cash flow generation and management teams committed to balance sheet discipline – issuers that we believe are candidates for ratings upgrades. They are also the securities, in our view, that offer some of the most attractive – and underappreciated – risk adjusted returns within the fixed income market. Our positioning in investment-grade corporate credit further enhanced performance.

At the sector level, finance companies, banking and media entertainment contributed on a relative basis. Relative detractors included supermarkets, railroads and pharmaceuticals.

Individual issuer AerCap, an aircraft lessor, positively impacted Fund performance, as did dairy company Fage. ConocoPhillips was another top contributor. The company benefited from rising crude oil prices in the latter half of the period. We like the company’s high-quality exploration and production assets and strong management team. Additionally, we believe the multinational energy

Janus Investment Fund	1

Janus Real Return Fund (unaudited)

corporation can succeed in a lower for longer oil price environment with its diversified production mix and broad geographic footprint.

Detracting from relative results were midstream energy corporation Targa Resources Partners LP, retail grocer SuperValu and Chesapeake Energy Corporation. A decline in Chesapeake Energy, primarily as a result of falling oil prices earlier in the period, detracted from performance. We exited our position.

On an asset class basis, our Treasurys positioning boosted performance, with yield curve positioning being the largest contributing factor. Our exposure benefited from the rally in rates during the period. Our cash position, which is a residual of our fundamental, bottom-up investment process, weighed on relative results. When markets demonstrate a lack of liquidity, we may elevate our cash position in order to preserve capital, while seeking to take advantage of price dislocations in what we deem to be strong risk-adjusted return opportunities. We remain wary of market liquidity and our conservative posture positions us to meet any shift in investor sentiment.

OUTLOOK

We believe the UK’s unexpected decision to split from the EU will have lasting effects on the markets and that unknowns surrounding the outlook for the UK will present challenges in the near future. Longer term, the outlook for the EU hangs in the balance as other member countries will likely be emboldened to stand up to the confines of Brussels.

The surprise decision also blurs the landscape for U.S. investors. U.S. dollar safe-haven status will likely drive the value of the dollar higher for a sustained period, making U.S. growth more difficult. Additionally, the U.S. employment picture has moderated in the last three months to a point that further economic strength must be questioned. The Fed, in our view, will have a difficult time raising rates for the balance of 2016; even 2017 looks unlikely in the face of current challenges.

Despite low rates and stalled growth, domestic opportunities continue to look more favorable than those abroad. U.S. yields may be low, but they are comparatively higher than many developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. This dynamic has resulted in strong global demand for U.S investment grade credit; however, we believe that caution in credit is warranted. Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets, 2015’s record M&A activity and multiple large leveraged buyout announcements this year suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

We seek companies committed to transforming and improving balance sheets. Our focus remains on higher quality issuers with balance sheet liquidity, strong free-cash-flow generation potential and a commitment to deleveraging. We foresee range bound spreads in the latter half of 2016. Volatility is likely to remain elevated, and break-evens are tight, making security avoidance, in our opinion, all the more important in the months to come. Our defensive posture remains intact, as we seek to deliver on our central tenets of capital preservation and strong risk-adjusted returns.

Thank you for your investment in Janus Real Return Fund.

2	JUNE 30, 2016

Janus Real Return Fund (unaudited)

Fund At A Glance

June 30, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.81%	3.07%
Class A Shares MOP	2.68%	2.92%
Class C Shares**	2.09%	2.34%
Class D Shares	2.90%	3.21%
Class I Shares	3.06%	3.32%
Class S Shares	2.61%	2.86%
Class T Shares	2.86%	3.11%
Weighted Average Maturity		4.9 Years
Average Effective Duration***		2.9 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	9.3%
A	1.3%
BBB	18.8%
BB	45.2%
B	19.5%
CCC	2.4%
Not Rated	2.1%
Other	1.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	85.5%
U.S. Treasury Notes/Bonds	9.2%
Investment Companies	8.9%
Asset-Backed/Commercial Mortgage-Backed Securities	1.6%
Bank Loans and Mezzanine Loans	0.7%
Preferred Stocks	0.1%
Other	(6.0)%
100.0%

Janus Investment Fund	3

Janus Real Return Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016				per the October 28, 2015 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	2.60%	1.55%	1.41%	1.96%	0.72%
Class A Shares at MOP	-2.29%	0.35%	0.25%
Class C Shares at NAV	1.87%	0.81%	0.67%	2.72%	1.47%
Class C Shares at CDSC	0.88%	0.81%	0.67%
Class D Shares(1)	2.62%	1.65%	1.51%	1.85%	0.64%
Class I Shares	2.85%	1.81%	1.66%	1.71%	0.47%
Class S Shares	2.79%	1.49%	1.35%	2.15%	0.97%
Class T Shares	2.85%	1.69%	1.55%	1.97%	0.73%
Barclays U.S. 1-5 Year TIPS Index	1.86%	0.61%	0.73%
Consumer Price Index (CPI) + 2%	3.01%	3.32%	3.28%**
Morningstar Quartile - Class I Shares	2nd	4th	4th
Morningstar Ranking - based on total returns for Multisector Bond Funds	133/353	225/244	221/239

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

Janus Real Return Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective April 1, 2016, Mayur Saigal and Darrell Watters are Co-Portfolio Managers of the Fund.

* The Fund’s inception date — May 13, 2011

** The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Real Return Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,030.20	$3.79	$1,000.00	$1,021.13	$3.77	0.75%
Class C Shares	$1,000.00	$1,027.60	$7.46	$1,000.00	$1,017.50	$7.42	1.48%
Class D Shares	$1,000.00	$1,030.90	$3.08	$1,000.00	$1,021.83	$3.07	0.61%
Class I Shares	$1,000.00	$1,031.60	$2.48	$1,000.00	$1,022.43	$2.46	0.49%
Class S Shares	$1,000.00	$1,030.00	$3.89	$1,000.00	$1,021.03	$3.87	0.77%
Class T Shares	$1,000.00	$1,031.10	$2.98	$1,000.00	$1,021.93	$2.97	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus Real Return Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.6%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$30,000	$30,799
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	267,600	269,607
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	94,000	95,147
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $383,777)		395,553
Bank Loans and Mezzanine Loans – 0.7%
Technology – 0.7%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡ (cost $157,147)	158,603	158,677
Corporate Bonds – 85.5%
Banking – 4.5%
Ally Financial, Inc., 3.2500%, 2/13/18	369,000	369,000
American Express Co., 6.8000%, 9/1/66‡	100,000	99,875
Bank of America Corp., 4.4500%, 3/3/26	97,000	101,456
Bank of America Corp., 8.0000%µ	43,000	42,731
JPMorgan Chase & Co., 4.2500%, 10/1/27	97,000	102,629
Morgan Stanley, 3.9500%, 4/23/27	72,000	72,814
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	179,043
Wells Fargo & Co., 7.9800%µ	125,000	130,781
		1,098,329
Basic Industry – 3.9%
AK Steel Corp., 7.5000%, 7/15/23	104,000	105,560
Alcoa, Inc., 5.1250%, 10/1/24	207,000	206,483
Alcoa, Inc., 5.9500%, 2/1/37	36,000	33,660
Ashland, Inc., 3.8750%, 4/15/18	309,000	315,180
Steel Dynamics, Inc., 6.1250%, 8/15/19	286,000	296,010
		956,893
Capital Goods – 6.6%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	179,000	182,580
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.,
4.6250%, 5/15/23 (144A)	200,000	197,000
Ball Corp., 4.3750%, 12/15/20	294,000	309,251
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	98,000
FLIR Systems, Inc., 3.7500%, 9/1/16	120,000	120,538
Hanson, Ltd., 6.1250%, 8/15/16	229,000	229,286
Harris Corp., 4.2500%, 10/1/16	13,000	13,079
TransDigm, Inc., 7.5000%, 7/15/21	100,000	106,000
Vulcan Materials Co., 7.0000%, 6/15/18	247,000	270,465
Vulcan Materials Co., 7.5000%, 6/15/21	77,000	92,500
		1,618,699
Communications – 15.1%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	415,000	419,150
American Tower Corp., 3.3000%, 2/15/21	73,000	76,154
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	271,000	281,162
CenturyLink, Inc., 5.1500%, 6/15/17	148,000	151,330
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.5790%, 7/23/20 (144A)	50,000	52,272
DISH DBS Corp., 4.6250%, 7/15/17	200,000	203,500
DISH DBS Corp., 7.7500%, 7/1/26 (144A)	55,000	56,650
Entercom Radio LLC, 10.5000%, 12/1/19	219,000	231,045
Frontier Communications Corp., 8.2500%, 4/15/17	74,000	76,590
Frontier Communications Corp., 8.1250%, 10/1/18	257,000	281,595
Level 3 Financing, Inc., 6.1250%, 1/15/21	202,000	210,482
Level 3 Financing, Inc., 5.3750%, 8/15/22	122,000	123,220
Nielsen Co. Luxembourg SARL, 5.5000%, 10/1/21 (144A)	363,000	374,797
RR Donnelley & Sons Co., 7.2500%, 5/15/18	224,000	238,000
Sirius XM Radio, Inc., 5.8750%, 10/1/20 (144A)	293,000	302,156
T-Mobile USA, Inc., 6.6250%, 11/15/20	87,000	89,719
T-Mobile USA, Inc., 6.0000%, 3/1/23	179,000	185,265
Univision Communications, Inc., 6.7500%, 9/15/22 (144A)	318,000	335,490
		3,688,577

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Real Return Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – 26.1%
American Axle & Manufacturing, Inc., 5.1250%, 2/15/19	$264,000	$268,641
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	291,000	299,730
CalAtlantic Group, Inc., 8.3750%, 5/15/18	176,000	192,940
CCM Merger, Inc., 9.1250%, 5/1/19 (144A)	160,000	167,600
DR Horton, Inc., 3.6250%, 2/15/18	154,000	156,456
DR Horton, Inc., 3.7500%, 3/1/19	110,000	111,650
Ford Motor Credit Co. LLC, 4.2500%, 2/3/17	325,000	330,193
General Motors Co., 3.5000%, 10/2/18	234,000	240,921
General Motors Financial Co., Inc., 3.1000%, 1/15/19	72,000	73,552
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	224,000	232,400
Hanesbrands, Inc., 4.6250%, 5/15/24 (144A)	77,000	77,193
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.,
5.6250%, 10/15/21	268,000	277,380
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	200,000	210,750
JC Penney Corp., Inc., 5.7500%, 2/15/18	60,000	61,200
KB Home, 4.7500%, 5/15/19	311,000	311,777
Landry's, Inc., 9.3750%, 5/1/20 (144A)	384,000	403,200
Lennar Corp., 4.7500%, 12/15/17	250,000	254,375
M/I Homes, Inc., 6.7500%, 1/15/21	92,000	91,540
Meritage Homes Corp., 4.5000%, 3/1/18	469,000	476,039
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.,
5.6250%, 5/1/24 (144A)	40,000	42,300
Michael's Stores, Inc., 5.8750%, 12/15/20 (144A)	343,000	355,005
Sally Holdings LLC / Sally Capital, Inc., 5.7500%, 6/1/22	234,000	242,482
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	200,000	202,750
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	225,000	234,000
Sirius XM Radio, Inc., 5.2500%, 3/1/20 (144A)	236,000	243,080
Sirius XM Radio, Inc., 5.2500%, 3/31/20	352,000	369,600
Toll Brothers Finance Corp., 4.0000%, 12/31/18	86,000	89,139
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	357,000	364,586
		6,380,479
Consumer Non-Cyclical – 13.3%
Capsugel SA, 7.0000%, 5/15/19 (144A)	97,000	97,243
Constellation Brands, Inc., 7.2500%, 9/1/16	190,000	191,188
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)	246,000	255,993
Fresenius Medical Care US Finance, Inc., 6.8750%, 7/15/17	220,000	229,350
HCA, Inc., 3.7500%, 3/15/19	288,000	298,080
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	223,000	230,805
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
4.8750%, 4/15/20 (144A)	116,000	111,940
Newell Brands, Inc., 3.1500%, 4/1/21	199,000	207,315
Owens & Minor, Inc., 4.3750%, 12/15/24	144,000	146,316
Post Holdings, Inc., 6.7500%, 12/1/21 (144A)	330,000	348,975
Spectrum Brands, Inc., 6.3750%, 11/15/20	258,000	269,287
Tenet Healthcare Corp., 6.2500%, 11/1/18	414,000	436,770
TreeHouse Foods, Inc., 4.8750%, 3/15/22	306,000	312,120
Universal Health Services, Inc., 4.7500%, 8/1/22 (144A)	108,000	109,849
		3,245,231
Energy – 3.5%
ConocoPhillips Co., 4.2000%, 3/15/21	191,000	206,804
ConocoPhillips Co., 4.9500%, 3/15/26	88,000	99,785
Devon Energy Corp., 6.3000%, 1/15/19	9,000	9,750
Hess Corp., 8.1250%, 2/15/19	45,000	50,148
Holly Energy Partners LP / Holly Energy Finance Corp., 6.5000%, 3/1/20	218,000	219,090
Marathon Oil Corp., 5.9000%, 3/15/18	99,000	102,696
Oceaneering International, Inc., 4.6500%, 11/15/24	36,000	34,808
Williams Partners LP / ACMP Finance Corp., 4.8750%, 5/15/23	127,000	122,752
		845,833

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Janus Real Return Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Finance Companies – 3.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.2500%, 7/1/20	$217,000	$220,797
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	204,000	211,497
CIT Group, Inc., 5.2500%, 3/15/18	270,000	278,176
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	123,000	123,615
		834,085
Insurance – 1.1%
Centene Corp., 5.7500%, 6/1/17	266,000	271,320
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust, Inc., 3.6250%, 8/15/20	40,000	43,575
Technology – 6.9%
Alliance Data Systems Corp., 5.2500%, 12/1/17 (144A)	216,000	218,700
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	125,000	129,063
CommScope, Inc., 4.3750%, 6/15/20 (144A)	129,000	132,870
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	177,000	187,110
First Data Corp., 5.0000%, 1/15/24 (144A)	302,000	302,755
Freescale Semiconductor, Inc., 6.0000%, 1/15/22 (144A)	218,000	229,881
Iron Mountain, Inc., 6.0000%, 10/1/20 (144A)	207,000	216,574
Seagate HDD Cayman, 3.7500%, 11/15/18	277,000	277,175
		1,694,128
Transportation – 0.9%
Eletson Holdings, Inc., 9.6250%, 1/15/22 (144A)	34,000	26,520
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	137,000	136,315
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	50,000	42,500
		205,335
Total Corporate Bonds (cost $20,819,813)		20,882,484
U.S. Treasury Notes/Bonds – 9.2%
1.0000%, 9/15/17	5,000	5,026
0.8750%, 10/15/17	8,000	8,032
1.0000%, 12/31/17	7,000	7,044
1.0000%, 9/15/18	174,000	175,414
0.7500%, 2/15/19	94,000	94,184
1.3750%, 9/30/20	87,000	88,580
1.7500%, 12/31/20	457,000	472,727
1.3750%, 1/31/21	93,000	94,646
1.1250%, 2/28/21	293,000	295,060
1.3750%, 5/31/21	120,000	122,161
2.2500%, 11/15/25	135,000	144,028
1.6250%, 2/15/26	4,000	4,045
1.6250%, 5/15/26	235,000	237,873
3.0000%, 11/15/44	130,000	149,470
3.0000%, 5/15/45	156,000	179,309
2.8750%, 8/15/45	29,000	32,564
3.0000%, 11/15/45	127,000	146,030
Total U.S. Treasury Notes/Bonds (cost $2,161,339)		2,256,193
Preferred Stocks – 0.1%
Commercial Banks – 0.1%
Citigroup Capital XIII, 7.0084% (cost $37,530)	1,350	35,195
Investment Companies – 8.9%
Money Markets – 8.9%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $2,168,464)	2,168,464	2,168,464
Total Investments (total cost $25,728,070) – 106.0%		25,896,566
Liabilities, net of Cash, Receivables and Other Assets – (6.0)%		(1,460,418)
Net Assets – 100%		$24,436,148

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Real Return Fund

Schedule of Investments

June 30, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$22,737,112	87.8%
Germany	1,259,972	4.9
Netherlands	432,294	1.7
Luxembourg	419,150	1.6
Greece	282,513	1.1
Brazil	230,805	0.9
Ireland	197,000	0.7
United Kingdom	179,043	0.7
Singapore	158,677	0.6

Total	$25,896,566	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Janus Real Return Fund

Notes to Schedule of Investments and Other Information

Barclays U.S. 1-5 Year TIPS Index

The Barclays U.S. 1-5 Year TIPS Index (also known as Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) measures the performance of U.S. Treasury Inflation-Protected Securities (“TIPS”) with maturity between one and five years.

Consumer Price Index (CPI)	A measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $7,831,041, which represents 32.0% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	1,183,213	16,937,251	(15,952,000)	2,168,464	$—	$4,852	$2,168,464

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	11/19/13	$170,622	$182,580	0.7%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

Janus Investment Fund	11

Janus Real Return Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 395,553	$ -
Bank Loans and Mezzanine Loans	-	158,677	-
Corporate Bonds	-	20,882,484	-
U.S. Treasury Notes/Bonds	-	2,256,193	-
Preferred Stocks	-	35,195	-
Investment Companies	-	2,168,464	-
Total Assets	$ -	$ 25,896,566	$ -

12	JUNE 30, 2016

Janus Real Return Fund

Statement of Assets and Liabilities

June 30, 2016

Assets:
Investments, at cost	$25,728,070
Unaffiliated investments, at value	23,728,102
Affiliated investments, at value	2,168,464
Cash	3,590
Non-interested Trustees' deferred compensation	441
Receivables:
Interest	297,243
Fund shares sold	27,336
Dividends from affiliates	703
Foreign tax reclaims	250
Other assets	20
Total Assets	26,226,149
Liabilities:
Payables:	—
Investments purchased	1,699,117
Professional fees	39,510
Fund shares repurchased	23,162
Advisory fees	5,285
12b-1 Distribution and shareholder servicing fees	3,586
Transfer agent fees and expenses	2,633
Dividends	1,296
Non-interested Trustees' deferred compensation fees	441
Fund administration fees	184
Non-interested Trustees' fees and expenses	127
Custodian fees	23
Accrued expenses and other payables	14,637
Total Liabilities	1,790,001
Net Assets	$24,436,148

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Real Return Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,216,890
Undistributed net investment income/(loss)	(1,738)
Undistributed net realized gain/(loss) from investments	(947,550)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	168,546
Total Net Assets	$24,436,148
Net Assets - Class A Shares	$5,198,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	546,017
Net Asset Value Per Share(1)	$9.52
Maximum Offering Price Per Share(2)	$9.99
Net Assets - Class C Shares	$2,905,221
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	306,589
Net Asset Value Per Share(1)	$9.48
Net Assets - Class D Shares	$8,724,618
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	915,223
Net Asset Value Per Share	$9.53
Net Assets - Class I Shares	$3,139,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	331,572
Net Asset Value Per Share	$9.47
Net Assets - Class S Shares	$868,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	90,996
Net Asset Value Per Share	$9.54
Net Assets - Class T Shares	$3,599,602
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	378,941
Net Asset Value Per Share	$9.50

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2016

Janus Real Return Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$742,750
Dividends from affiliates	4,852
Dividends	3,646
Other income	599
Total Investment Income	751,847
Expenses:
Advisory fees	102,069
12b-1Distribution and shareholder servicing fees:
Class A Shares	9,548
Class C Shares	22,343
Class S Shares	2,059
Transfer agent administrative fees and expenses:
Class D Shares	7,433
Class S Shares	2,059
Class T Shares	7,363
Transfer agent networking and omnibus fees:
Class A Shares	473
Class C Shares	38
Class I Shares	318
Other transfer agent fees and expenses:
Class A Shares	526
Class C Shares	392
Class D Shares	1,964
Class I Shares	194
Class S Shares	41
Class T Shares	132
Registration fees	76,943
Professional fees	48,669
Accounting systems fee	26,058
Shareholder reports expense	18,861
Custodian fees	2,772
Fund administration fees	1,676
Non-interested Trustees’ fees and expenses	483
Other expenses	976
Total Expenses	333,390
Less: Excess Expense Reimbursement	(201,017)
Net Expenses	132,373
Net Investment Income/(Loss)	619,474
Net Realized Gain/(Loss) on Investments:
Investments	(234,720)
Total Net Realized Gain/(Loss) on Investments	(234,720)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	177,298
Total Change in Unrealized Net Appreciation/Depreciation	177,298
Net Increase/(Decrease) in Net Assets Resulting from Operations	$562,052

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Real Return Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$619,474	$525,993
Net realized gain/(loss) on investments	(234,720)	(217,482)
Change in unrealized net appreciation/depreciation	177,298	(324,399)
Net Increase/(Decrease) in Net Assets Resulting from Operations	562,052	(15,888)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(126,106)	(88,909)
Class C Shares	(59,593)	(60,891)
Class D Shares	(212,080)	(168,497)
Class I Shares	(88,505)	(90,770)
Class S Shares	(28,633)	(32,555)
Class T Shares	(103,975)	(99,557)
Total Dividends from Net Investment Income	(618,892)	(541,179)
Return of Capital on Dividends from Net Investment Income
Class A Shares	(212)	—
Class C Shares	(100)	—
Class D Shares	(357)	—
Class I Shares	(149)	—
Class S Shares	(48)	—
Class T Shares	(175)	—
Total Return of Capital on Dividends from Net Investment Income	(1,041)	—
Net Decrease from Dividends and Distributions to Shareholders	(619,933)	(541,179)
Capital Share Transactions:
Class A Shares	2,947,071	(336,948)
Class C Shares	892,990	18,116
Class D Shares	4,436,924	(2,356,008)
Class I Shares	899,465	28,954
Class S Shares	53,744	(1,233,374)
Class T Shares	846,801	254,786
Net Increase/(Decrease) from Capital Share Transactions	10,076,995	(3,624,474)
Net Increase/(Decrease) in Net Assets	10,019,114	(4,181,541)
Net Assets:
Beginning of period	14,417,034	18,598,575
End of period	$24,436,148	$14,417,034

Undistributed Net Investment Income/(Loss)	$(1,738)	$998

See Notes to Financial Statements.

16	JUNE 30, 2016

Janus Real Return Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.59	$9.94	$9.64		$9.55	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(2)	0.35(2)	0.26(2)		0.17	0.01
Net realized and unrealized gain/(loss)	(0.07)	(0.33)	0.29		0.07	(0.32)
Total from Investment Operations	0.24	0.02	0.55		0.24	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.37)	(0.25)		(0.09)	(0.04)
Distributions (from capital gains)	—	—	—		—	(0.05)
Return of capital	—(3)	—	—		(0.06)	—
Total Dividends and Distributions	(0.31)	(0.37)	(0.25)		(0.15)	(0.09)
Net Asset Value, End of Period	$9.52	$9.59	$9.94		$9.64	$9.55
Total Return*	2.60%	0.18%	5.81%		2.48%	(3.09)%
Net Assets, End of Period (in thousands)	$5,199	$2,252	$2,677		$2,054	$6,759
Average Net Assets for the Period (in thousands)	$3,811	$2,372	$2,280		$3,351	$6,973
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.96%	2.15%		2.71%	2.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.84%	1.01%		1.15%	1.26%
Ratio of Net Investment Income/(Loss)	3.31%	3.65%	2.63%		0.60%	1.24%
Portfolio Turnover Rate	57%	86%	91%		112%(4)	45%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.55	$9.89	$9.59	$9.48	$9.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(2)	0.28(2)	0.18(2)	(0.10)	(0.05)
Net realized and unrealized gain/(loss)	(0.07)	(0.33)	0.30	0.26	(0.33)
Total from Investment Operations	0.17	(0.05)	0.48	0.16	(0.38)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.29)	(0.18)	(0.03)	(0.03)
Distributions (from capital gains)	—	—	—	—	(0.05)
Return of capital	—(3)	—	—	(0.02)	—
Total Dividends and Distributions	(0.24)	(0.29)	(0.18)	(0.05)	(0.08)
Net Asset Value, End of Period	$9.48	$9.55	$9.89	$9.59	$9.48
Total Return*	1.87%	(0.48)%	5.04%	1.64%	(3.80)%
Net Assets, End of Period (in thousands)	$2,905	$2,023	$2,077	$1,978	$6,400
Average Net Assets for the Period (in thousands)	$2,308	$2,022	$2,024	$3,182	$6,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.46%	2.72%	2.90%	3.52%	2.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.58%	1.76%	1.90%	2.01%
Ratio of Net Investment Income/(Loss)	2.58%	2.91%	1.84%	(0.16)%	0.51%
Portfolio Turnover Rate	57%	86%	91%	112%(4)	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Real Return Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.61	$9.95	$9.65	$9.56	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(2)	0.36(2)	0.27(2)	0.18	0.03
Net realized and unrealized gain/(loss)	(0.08)	(0.32)	0.29	0.07	(0.33)
Total from Investment Operations	0.24	0.04	0.56	0.25	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.38)	(0.26)	(0.10)	(0.04)
Distributions (from capital gains)	—	—	—	—	(0.05)
Return of capital	—(3)	—	—	(0.06)	—
Total Dividends and Distributions	(0.32)	(0.38)	(0.26)	(0.16)	(0.09)
Net Asset Value, End of Period	$9.53	$9.61	$9.95	$9.65	$9.56
Total Return*	2.62%	0.38%	5.91%	2.59%	(3.02)%
Net Assets, End of Period (in thousands)	$8,725	$4,306	$6,842	$4,431	$7,632
Average Net Assets for the Period (in thousands)	$6,180	$4,422	$5,771	$4,876	$7,558
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.85%	2.08%	2.98%	2.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.74%	0.91%	1.00%	1.14%
Ratio of Net Investment Income/(Loss)	3.43%	3.71%	2.76%	0.97%	1.40%
Portfolio Turnover Rate	57%	86%	91%	112%(4)	45%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.54	$9.89	$9.59	$9.57	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(2)	0.38(2)	0.28(2)	0.27	0.04
Net realized and unrealized gain/(loss)	(0.07)	(0.34)	0.30	—(3)	(0.33)
Total from Investment Operations	0.26	0.04	0.58	0.27	(0.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.39)	(0.28)	(0.16)	(0.04)
Distributions (from capital gains)	—	—	—	—	(0.05)
Return of capital	—(3)	—	—	(0.09)	—
Total Dividends and Distributions	(0.33)	(0.39)	(0.28)	(0.25)	(0.09)
Net Asset Value, End of Period	$9.47	$9.54	$9.89	$9.59	$9.57
Total Return*	2.85%	0.42%	6.08%	2.77%	(2.86)%
Net Assets, End of Period (in thousands)	$3,140	$2,251	$2,302	$2,195	$6,650
Average Net Assets for the Period (in thousands)	$2,492	$2,257	$2,241	$3,457	$6,738
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.71%	1.88%	2.47%	1.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.57%	0.77%	0.90%	1.01%
Ratio of Net Investment Income/(Loss)	3.56%	3.91%	2.84%	0.89%	1.50%
Portfolio Turnover Rate	57%	86%	91%	112%(4)	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

18	JUNE 30, 2016

Janus Real Return Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.61	$9.96	$9.65	$9.53	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(2)	0.33(2)	0.24(2)	0.13	—(3)
Net realized and unrealized gain/(loss)	(0.07)	(0.34)	0.31	0.11	(0.33)
Total from Investment Operations	0.26	(0.01)	0.55	0.24	(0.33)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.34)	(0.24)	(0.08)	(0.04)
Distributions (from capital gains)	—	—	—	—	(0.05)
Return of capital	—(3)	—	—	(0.04)	—
Total Dividends and Distributions	(0.33)	(0.34)	(0.24)	(0.12)	(0.09)
Net Asset Value, End of Period	$9.54	$9.61	$9.96	$9.65	$9.53
Total Return*	2.79%	(0.05)%	5.77%	2.51%	(3.33)%
Net Assets, End of Period (in thousands)	$868	$821	$2,097	$1,984	$6,412
Average Net Assets for the Period (in thousands)	$824	$957	$2,042	$3,207	$6,502
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	2.15%	2.37%	2.70%	2.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	1.08%	1.14%	1.19%	1.45%
Ratio of Net Investment Income/(Loss)	3.48%	3.32%	2.47%	0.56%	1.07%
Portfolio Turnover Rate	57%	86%	91%	112%(4)	45%

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.57	$9.92	$9.61	$9.55	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(2)	0.36(2)	0.27(2)	0.22	0.02
Net realized and unrealized gain/(loss)	(0.06)	(0.34)	0.30	0.04	(0.33)
Total from Investment Operations	0.27	0.02	0.57	0.26	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.37)	(0.26)	(0.13)	(0.04)
Distributions (from capital gains)	—	—	—	—	(0.05)
Return of capital	—(3)	—	—	(0.07)	—
Total Dividends and Distributions	(0.34)	(0.37)	(0.26)	(0.20)	(0.09)
Net Asset Value, End of Period	$9.50	$9.57	$9.92	$9.61	$9.55
Total Return*	2.85%	0.18%	6.01%	2.76%	(3.09)%
Net Assets, End of Period (in thousands)	$3,600	$2,765	$2,603	$2,028	$6,545
Average Net Assets for the Period (in thousands)	$2,943	$2,638	$2,694	$3,323	$6,633
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.97%	2.16%	2.48%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.82%	0.92%	0.94%	1.20%
Ratio of Net Investment Income/(Loss)	3.54%	3.67%	2.70%	0.83%	1.31%
Portfolio Turnover Rate	57%	86%	91%	112%(4)	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Real Return Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks real return consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

20	JUNE 30, 2016

Janus Real Return Fund

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis,

Janus Investment Fund	21

Janus Real Return Fund

Notes to Financial Statements

which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	JUNE 30, 2016

Janus Real Return Fund

Notes to Financial Statements

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and

Janus Investment Fund	23

Janus Real Return Fund

Notes to Financial Statements

assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times

24	JUNE 30, 2016

Janus Real Return Fund

Notes to Financial Statements

of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $4 Billion	0.53
Over $5 Billion	0.50

Janus Investment Fund	25

Janus Real Return Fund

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.47% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of

26	JUNE 30, 2016

Janus Real Return Fund

Notes to Financial Statements

Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Janus Investment Fund	27

Janus Real Return Fund

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $826.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $18.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	36%	8%
Class C Shares	69	8
Class D Shares	-	-
Class I Shares	71	9
Class S Shares	97	3
Class T Shares	61	9

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ (1,297)	$ -	$ (934,129)	$ -	$ -	$ (389)	$ 155,073

28	JUNE 30, 2016

Janus Real Return Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$ (560,312)	$ (373,817)	$ (934,129)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 25,741,493	$ 270,428	$ (115,355)	$ 155,073

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 618,892	$ -	$ 1,041	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 541,179	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,667)	$ (2,277)	$ 3,944

Janus Investment Fund	29

Janus Real Return Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	429,398	$4,062,564	6,458	$ 64,062
Reinvested dividends and distributions	13,257	125,503	9,169	88,909
Shares repurchased	(131,414)	(1,240,996)	(50,250)	(489,919)
Net Increase/(Decrease)	311,241	$2,947,071	(34,623)	$ (336,948)
Class C Shares:
Shares sold	91,972	$ 867,170	3,439	$ 32,891
Reinvested dividends and distributions	6,333	59,693	6,308	60,855
Shares repurchased	(3,616)	(33,873)	(7,826)	(75,630)
Net Increase/(Decrease)	94,689	$ 892,990	1,921	$ 18,116
Class D Shares:
Shares sold	695,622	$6,599,241	202,551	$ 1,966,629
Reinvested dividends and distributions	21,584	204,632	16,758	162,779
Shares repurchased	(250,183)	(2,366,949)	(458,513)	(4,485,416)
Net Increase/(Decrease)	467,023	$4,436,924	(239,204)	$(2,356,008)
Class I Shares:
Shares sold	97,512	$ 916,030	1,254	$ 12,114
Reinvested dividends and distributions	9,412	88,654	9,414	90,770
Shares repurchased	(11,218)	(105,219)	(7,670)	(73,930)
Net Increase/(Decrease)	95,706	$ 899,465	2,998	$ 28,954
Class S Shares:
Shares sold	2,620	$ 25,063	-	$ -
Reinvested dividends and distributions	3,022	28,681	3,346	32,555
Shares repurchased	-	-	(128,651)	(1,265,929)
Net Increase/(Decrease)	5,642	$ 53,744	(125,305)	$(1,233,374)
Class T Shares:
Shares sold	140,758	$1,324,546	30,340	$ 293,725
Reinvested dividends and distributions	10,961	103,598	10,248	99,114
Shares repurchased	(61,610)	(581,343)	(14,218)	(138,053)
Net Increase/(Decrease)	90,109	$ 846,801	26,370	$ 254,786

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$15,325,713	$ 5,778,678	$ 5,273,518	$ 3,939,888

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	JUNE 30, 2016

Janus Real Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Real Return Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	31

Janus Real Return Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

32	JUNE 30, 2016

Janus Real Return Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	33

Janus Real Return Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

34	JUNE 30, 2016

Janus Real Return Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

Janus Real Return Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Real Return Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	37

Janus Real Return Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

38	JUNE 30, 2016

Janus Real Return Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	39

Janus Real Return Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Real Return Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Real Return Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Return of Capital Distributions	$1,041

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Janus Real Return Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/13-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/12-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	55

Janus Real Return Fund

Trustees and Officers (unaudited)

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56	JUNE 30, 2016

Janus Real Return Fund

Notes

NotesPage1

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3620				125-02-93029 08-16

ANNUAL REPORT June 30, 2016

Janus Short-Term Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Short-Term Bond Fund

Janus Short-Term Bond Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed risk and sector allocation decisions.

Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2016, Janus Short-Term Bond Fund’s Class T Shares returned 1.46% compared with 1.59% for the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

A steady stream of volatility flooded fixed income markets over the 12 months ending June 30, 2016. A slowdown in China’s growth prospects weighed on investor sentiment in the latter half of 2015, and into the new year. This contributed, in part, to the U.S. Federal Reserve’s (Fed) delay in raising rates at its September meeting, although an initial increase ultimately occurred in December. Continued lethargy from China brought on weakness in commodity-related sectors and fears of recession in early 2016. Risk assets lost ground, and crude oil prices dipped to multi-year lows as investors flocked to safe-haven assets, such as Treasurys. In a sharp reversal, risk assets rallied and crude prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. In June, however, market participants met with two surprises. First, June’s probable interest rate hike by the Fed was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the UK opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected result, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

The combination of Brexit concerns and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. The Treasury curve flattened, with very short-term rates rising and long-term rates falling significantly. The yield on the 2-year note fell to 0.58%, from 0.64%. Although both investment-grade and high-yield corporate credit spreads widened overall, they hit their widest points near mid-February before tightening back in line with where they began.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index for the period. Our cash position created a drag on performance. Our out-of-index allocation to high-yield corporate credit also weighed modestly on relative results.

Holdings in investment-grade corporate credit led contributors, on a relative basis. Outperformance in the segment was concentrated in the lowest tier of investment grade ratings, and was largely due to spread carry – a measure of excess income generated by our holdings. Our out-of-index position in bank loans also aided relative results.

On a sector level, security selection in independent energy and pharmaceuticals weighed on relative performance, as did our general overweight allocation in midstream energy. A decline in Chesapeake Energy, which is not represented in the benchmark, detracted from performance. The natural gas producer with some oil assets struggled primarily as a result of falling oil prices early in the period. We exited our position.

EnLink Midstream Partners LP also negatively impacted results. EnLink struggled as its sponsor, exploration and production company Devon Energy, faced ratings downgrades early in the period, driven largely by lower commodity prices and elevated leverage. Moody’s subsequently downgraded EnLink. We exited our position during the period.

Contributing sectors, on a relative basis, included our holdings in technology and cable satellite communications, as well as our overweight to the banking sector. Outperformance in technology was primarily due to spread carry, although security selection also helped,

Janus Investment Fund	1

Janus Short-Term Bond Fund (unaudited)

including exposure to banking and payment technology company Fidelity National Information Services. After completing extensive research with our equity team, we are constructive on the company’s market leading position within the financial technology industry. We like its defensive business model, recurring earnings and strong free cash flow. Management’s intent to pay down debt following the 2015 acquisition of SunGard resulted in positive sentiment toward the issuer during the period.

Charter Communications (which issued debt via CCO Safari II, LLC during the acquisition of Time Warner Cable) also generated positive performance for the Fund. The telecommunications company benefited from a credit rating upgrade by Moody’s during the period. We favor the company’s defensive nature, strong management team and commitment to paying down debt following the recent acquisition of Time Warner Cable and Bright House Networks.

OUTLOOK

We believe the UK’s unexpected decision to split from the EU will have lasting effects on the markets and that unknowns surrounding the outlook for the UK will present challenges in the near future. Longer term, the outlook for the EU hangs in the balance as other member countries will likely be emboldened to stand up to the confines of Brussels.

The surprise decision also blurs the landscape for U.S. investors. U.S. dollar safe-haven status will likely drive the value of the dollar higher for a sustained period, making U.S. growth more difficult. Additionally, the U.S. employment picture has moderated in the last three months to a point that further economic strength must be questioned. The Fed, in our view, will have a difficult time raising rates for the balance of 2016; even 2017 looks unlikely in the face of current challenges.

Despite low rates and stalled growth, domestic opportunities continue to look more favorable than those abroad. U.S. yields may be low, but they are comparatively higher than many developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. This dynamic has resulted in strong global demand for U.S investment grade credit; however, we believe that caution in credit is warranted. Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets, 2015’s record M&A activity and multiple large leveraged buyout announcements this year suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

Across the quality spectrum, we seek fundamentally sound issuers that can provide greater spread carry than the index. Our focus remains on quality issuers with balance sheet liquidity, strong free-cash-flow generation potential and a commitment to deleveraging. We foresee range bound spreads in the latter half of 2016. Volatility is likely to remain elevated, and break-evens are tight, making security avoidance, in our opinion, all the more important in the months to come. Our defensive posture remains intact, as we seek to deliver on our central tenets of capital preservation and strong risk-adjusted returns.

Thank you for your investment in Janus Short-Term Bond Fund.

2	JUNE 30, 2016

Janus Short-Term Bond Fund (unaudited)

Fund At A Glance

June 30, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.63%	0.73%
Class A Shares MOP	0.61%	0.71%
Class C Shares**	-0.14%	-0.04%
Class D Shares	0.76%	0.89%
Class I Shares	0.88%	0.98%
Class N Shares	0.92%	1.03%
Class S Shares	0.43%	0.54%
Class T Shares	0.68%	0.78%
Weighted Average Maturity		2.1 Years
Average Effective Duration***		1.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.4%
AA	40.1%
A	14.9%
BBB	34.2%
BB	5.1%
B	0.1%
Not Rated	3.6%
Other	0.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	54.8%
U.S. Treasury Notes/Bonds	34.4%
Asset-Backed/Commercial Mortgage-Backed Securities	7.1%
Bank Loans and Mezzanine Loans	2.7%
Investment Companies	1.9%
Other	(0.9)%
100.0%

Janus Investment Fund	3

Janus Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.07%	1.43%	3.14%	3.73%	0.90%	0.79%
Class A Shares at MOP	-1.53%	0.91%	2.64%	3.52%
Class C Shares at NAV	0.71%	0.67%	2.47%	3.04%	1.67%	1.55%
Class C Shares at CDSC	-0.29%	0.67%	2.47%	3.04%
Class D Shares(1)	1.56%	1.56%	3.37%	4.10%	0.76%	0.64%
Class I Shares	1.32%	1.60%	3.30%	3.96%	0.65%	0.55%
Class N Shares	1.37%	1.45%	3.30%	4.07%	0.59%	0.49%
Class S Shares	1.34%	1.26%	2.93%	3.56%	1.09%	0.99%
Class T Shares	1.46%	1.45%	3.30%	4.07%	0.84%	0.74%
Barclays 1-3 Year U.S. Government/Credit Index	1.59%	1.10%	2.80%	4.09%**
Morningstar Quartile - Class T Shares	3rd	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	323/582	258/482	146/421	66/170

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	JUNE 30, 2016

Janus Short-Term Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Mayur Saigal, Gibson Smith and Darrell Watters are Co-Portfolio Managers of the Fund.

Effective April 1, 2016, Mayur Saigal and Darrell Watters are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – September 1, 1992

**The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,015.00	$3.91	$1,000.00	$1,020.98	$3.92	0.78%
Class C Shares	$1,000.00	$1,011.50	$7.45	$1,000.00	$1,017.45	$7.47	1.49%
Class D Shares	$1,000.00	$1,019.20	$3.11	$1,000.00	$1,021.78	$3.12	0.62%
Class I Shares	$1,000.00	$1,016.30	$2.71	$1,000.00	$1,022.18	$2.72	0.54%
Class N Shares	$1,000.00	$1,016.50	$2.41	$1,000.00	$1,022.48	$2.41	0.48%
Class S Shares	$1,000.00	$1,014.40	$4.61	$1,000.00	$1,020.29	$4.62	0.92%
Class T Shares	$1,000.00	$1,018.70	$3.61	$1,000.00	$1,021.28	$3.62	0.72%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2016

Janus Short-Term Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 7.1%
AmeriCredit Automobile Receivables Trust 2012-2, 3.3800%, 4/9/18	$17,909,911	$17,941,919
AmeriCredit Automobile Receivables Trust 2012-4, 1.9300%, 8/8/18	11,700,241	11,708,017
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	7,011,000	7,009,720
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,275,000	8,313,979
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	1,689,431	1,698,982
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	2,799,361	2,808,918
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	2,071,392	2,075,845
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,584,609	1,589,205
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	1,912,683	1,917,070
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,686,690	1,695,098
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	2,433,072	2,464,262
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	2,728,925	2,741,320
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	2,227,064	2,234,546
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	1,943,566	1,953,189
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	1,537,695	1,546,388
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	2,827,931	2,841,570
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,674,237	1,681,606
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	2,013,642	2,025,605
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,746,775	1,750,233
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	2,334,650	2,338,271
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	2,261,070	2,281,092
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	4,337,758	4,373,052
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	9,461,000	9,467,925
Santander Drive Auto Receivables Trust 2012-5, 3.3000%, 9/17/18	11,817,000	11,945,171
Santander Drive Auto Receivables Trust 2012-6, 1.9400%, 3/15/18	2,358,680	2,360,913
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	15,868,000	15,926,186
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	14,010,000	14,061,122
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	13,531,000	13,677,914
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,698,000	7,803,934
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,619,465	1,624,991
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	1,806,463	1,821,727
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,744,288	1,749,970
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	2,400,955	2,416,923
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	3,356,138	3,368,608
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 12/15/47	2,015,433	2,025,849
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	1,484,834	1,489,521
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $174,347,458)		174,730,641
Bank Loans and Mezzanine Loans – 2.7%
Communications – 0.5%
Charter Communications Operating LLC, 3.0000%, 7/1/20‡	2,449,686	2,429,795
Charter Communications Operating LLC, 3.0000%, 1/3/21‡	2,461,656	2,445,655
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	7,339,605	7,339,646
		12,215,096
Consumer Cyclical – 1.0%
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	24,451,823	24,451,823
Energy – 0%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	1,128,000	1,013,091
Finance Companies – 0.1%
RPI Finance Trust, 3.5000%, 11/9/20‡	2,111,208	2,108,041
Technology – 1.1%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	26,131,508	26,143,789
Total Bank Loans and Mezzanine Loans (cost $65,880,541)		65,931,840
Corporate Bonds – 54.8%
Banking – 16.5%
Ally Financial, Inc., 3.2500%, 11/5/18	6,748,000	6,739,565
Ally Financial, Inc., 8.0000%, 12/31/18	12,099,000	13,218,157
Bank of America Corp., 3.7500%, 7/12/16	6,771,000	6,774,250
Bank of America Corp., 6.5000%, 8/1/16	15,835,000	15,895,806
Bank of America Corp., 6.4000%, 8/28/17	2,080,000	2,194,741

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Short-Term Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Bank of America NA, 1.6500%, 3/26/18	$19,897,000	$20,016,342
Bank of America NA, 1.7500%, 6/5/18	13,283,000	13,371,584
Bear Stearns Cos. LLC, 6.4000%, 10/2/17	7,472,000	7,938,552
Branch Banking & Trust Co., 1.4500%, 5/10/19	15,925,000	15,988,859
Citigroup, Inc., 1.8500%, 11/24/17	30,928,000	31,098,475
Citigroup, Inc., 2.0500%, 6/7/19	24,248,000	24,414,899
Citizens Bank NA, 2.3000%, 12/3/18	16,043,000	16,252,939
Citizens Bank NA, 2.5000%, 3/14/19	13,286,000	13,475,179
Discover Bank, 2.6000%, 11/13/18	7,946,000	8,065,532
Fifth Third Bank, 2.3000%, 3/15/19	9,965,000	10,161,002
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	12,317,000	12,588,479
Goldman Sachs Group, Inc., 2.0000%, 4/25/19	6,330,000	6,394,939
Goldman Sachs Group, Inc., 2.7500%, 9/15/20	6,749,000	6,889,008
Intesa Sanpaolo SpA, 2.3750%, 1/13/17	1,092,000	1,096,085
JPMorgan Chase Bank NA, 6.0000%, 10/1/17	10,598,000	11,193,724
Morgan Stanley, 1.8750%, 1/5/18	12,460,000	12,530,474
Morgan Stanley, 1.3781%, 7/23/19‡	28,642,000	28,402,839
PNC Bank NA, 1.6000%, 6/1/18	27,141,000	27,413,767
PNC Bank NA, 1.8500%, 7/20/18	9,949,000	10,058,966
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18†	8,794,000	8,997,159
Synchrony Financial, 1.8750%, 8/15/17	8,174,000	8,186,809
UBS AG, 1.8000%, 3/26/18	17,143,000	17,306,098
Wells Fargo Bank NA, 1.6500%, 1/22/18	49,377,000	49,797,149
		406,461,378
Basic Industry – 1.8%
Albemarle Corp., 3.0000%, 12/1/19	12,086,000	12,249,487
Ashland, Inc., 3.8750%, 4/15/18	12,552,000	12,803,040
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
1.7000%, 5/1/18 (144A)	9,893,000	9,870,266
Ecolab, Inc., 2.0000%, 1/14/19	8,572,000	8,683,830
		43,606,623
Brokerage – 0.3%
Intercontinental Exchange, Inc., 2.7500%, 12/1/20	6,642,000	6,978,470
Capital Goods – 2.9%
CNH Industrial Capital LLC, 3.6250%, 4/15/18	3,092,000	3,092,000
FLIR Systems, Inc., 3.7500%, 9/1/16	19,528,000	19,615,583
Hanson, Ltd., 6.1250%, 8/15/16	676,000	676,845
Harris Corp., 4.2500%, 10/1/16	10,092,000	10,153,168
Harris Corp., 1.9990%, 4/27/18	10,234,000	10,286,101
Martin Marietta Materials, Inc., 1.7311%, 6/30/17‡	14,960,000	14,912,831
Vulcan Materials Co., 7.0000%, 6/15/18	12,592,000	13,788,240
		72,524,768
Communications – 2.8%
American Tower Corp., 3.4000%, 2/15/19	7,264,000	7,564,221
American Tower Corp., 3.3000%, 2/15/21	5,075,000	5,294,250
BellSouth LLC, 4.4000%, 4/26/17 (144A)	13,508,000	13,845,700
Charter Communications Operating LLC / Charter Communications Operating
Capital, 3.5790%, 7/23/20 (144A)	15,457,000	16,159,428
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.4640%, 7/23/22 (144A)	8,836,000	9,496,367
Time Warner Cable, Inc., 5.8500%, 5/1/17	6,200,000	6,418,085
Verizon Communications, Inc., 1.3500%, 6/9/17	9,939,000	9,965,597
		68,743,648
Consumer Cyclical – 4.1%
CVS Health Corp., 1.9000%, 7/20/18	19,538,000	19,833,610
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	7,955,000	8,186,872
Ford Motor Credit Co. LLC, 2.5510%, 10/5/18	12,652,000	12,885,872
Ford Motor Credit Co. LLC, 2.0210%, 5/3/19	12,910,000	13,019,851
General Motors Co., 3.5000%, 10/2/18†	23,668,000	24,367,981

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Janus Short-Term Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
GLP Capital LP / GLP Financing II, Inc., 4.3750%, 11/1/18	$8,431,000	$8,652,314
Meritage Homes Corp., 4.5000%, 3/1/18	3,408,000	3,459,120
Walgreens Boots Alliance, Inc., 1.7500%, 5/30/18	6,312,000	6,361,309
Walgreens Boots Alliance, Inc., 2.6000%, 6/1/21	2,984,000	3,039,669
		99,806,598
Consumer Non-Cyclical – 11.8%
Actavis Funding SCS, 1.8500%, 3/1/17	20,225,000	20,293,684
Actavis, Inc., 1.8750%, 10/1/17	7,243,000	7,279,164
Anheuser-Busch InBev Finance, Inc., 1.9000%, 2/1/19	31,524,000	32,059,278
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	13,379,000	13,874,224
HCA, Inc., 3.7500%, 3/15/19	14,001,000	14,491,035
Johnson & Johnson, 1.1250%, 3/1/19	12,656,000	12,729,595
Kraft Heinz Foods Co., 1.6000%, 6/30/17 (144A)	16,273,000	16,327,677
Kroger Co., 2.0000%, 1/15/19	4,558,000	4,632,181
Molson Coors Brewing Co., 1.4500%, 7/15/19	3,208,000	3,216,123
Molson Coors Brewing Co., 2.1000%, 7/15/21	4,260,000	4,272,950
Mylan, Inc., 1.3500%, 11/29/16	12,109,000	12,095,632
Newell Brands, Inc., 2.6000%, 3/29/19	6,351,000	6,517,276
Newell Brands, Inc., 3.1500%, 4/1/21	8,162,000	8,503,025
Perrigo Co. PLC, 1.3000%, 11/8/16	30,511,000	30,478,872
Pfizer, Inc., 1.2000%, 6/1/18	12,291,000	12,347,944
Pfizer, Inc., 1.4500%, 6/3/19	12,291,000	12,393,323
SABMiller Holdings, Inc., 1.3266%, 8/1/18 (144A)†,‡	26,440,000	26,423,211
Stryker Corp., 2.0000%, 3/8/19	9,523,000	9,680,577
Sysco Corp., 1.9000%, 4/1/19	7,297,000	7,384,754
Wm Wrigley Jr Co., 1.4000%, 10/21/16 (144A)	14,332,000	14,353,785
Zimmer Biomet Holdings, Inc., 1.4500%, 4/1/17	9,917,000	9,923,327
Zimmer Biomet Holdings, Inc., 2.0000%, 4/1/18	10,313,000	10,399,175
		289,676,812
Electric – 1.0%
Southern Co., 1.5500%, 7/1/18	12,565,000	12,647,188
Southern Co., 1.8500%, 7/1/19	12,349,000	12,505,227
		25,152,415
Energy – 5.0%
Anadarko Petroleum Corp., 4.8500%, 3/15/21	1,646,000	1,745,771
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	7,102,000	7,306,190
Canadian Natural Resources, Ltd., 1.7500%, 1/15/18	12,623,000	12,512,511
Cenovus Energy, Inc., 5.7000%, 10/15/19	122,000	129,041
ConocoPhillips Co., 4.2000%, 3/15/21	12,453,000	13,483,374
Continental Resources, Inc., 7.3750%, 10/1/20	1,345,000	1,385,350
Devon Energy Corp., 2.2500%, 12/15/18	2,850,000	2,829,902
Diamond Offshore Drilling, Inc., 5.8750%, 5/1/19	4,652,000	4,773,627
Enbridge, Inc., 1.1358%, 6/2/17‡	6,584,000	6,468,912
Enterprise Products Operating LLC, 6.3000%, 9/15/17	5,684,000	6,004,612
Enterprise Products Operating LLC, 2.8500%, 4/15/21	8,517,000	8,799,790
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,576,000	10,571,442
Kinder Morgan, Inc., 3.0500%, 12/1/19	7,582,000	7,661,186
Marathon Oil Corp., 5.9000%, 3/15/18	3,891,000	4,036,278
Shell International Finance BV, 1.3750%, 5/10/19	24,998,000	25,084,893
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,415,000	9,595,551
		122,388,430
Finance Companies – 2.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
2.7500%, 5/15/17	14,245,000	14,254,587
CIT Group, Inc., 5.0000%, 5/15/17	40,206,000	40,859,347
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	16,254,000	16,335,270
		71,449,204
Insurance – 1.2%
Aetna, Inc., 1.7000%, 6/7/18	6,430,000	6,481,601

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Short-Term Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – (continued)
Aetna, Inc., 1.9000%, 6/7/19	$12,462,000	$12,623,881
Berkshire Hathaway Finance Corp., 1.7000%, 3/15/19	4,536,000	4,610,105
Berkshire Hathaway, Inc., 2.2000%, 3/15/21	3,106,000	3,204,119
CNO Financial Group, Inc., 4.5000%, 5/30/20	2,707,000	2,801,745
		29,721,451
Technology – 3.8%
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	1,405,000	1,450,663
CommScope, Inc., 4.3750%, 6/15/20 (144A)	9,910,000	10,207,300
Equifax, Inc., 2.3000%, 6/1/21	17,573,000	17,821,377
Fidelity National Information Services, Inc., 2.8500%, 10/15/18	12,265,000	12,587,410
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	12,744,000	13,471,937
Iron Mountain, Inc., 6.0000%, 10/1/20 (144A)	11,663,000	12,202,414
Total System Services, Inc., 3.8000%, 4/1/21	12,197,000	12,913,866
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	14,012,000	14,050,029
		94,704,996
Transportation – 0.7%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.2000%, 7/15/20 (144A)	16,960,000	17,347,129
Total Corporate Bonds (cost $1,333,744,688)		1,348,561,922
U.S. Treasury Notes/Bonds – 34.4%
0.6250%, 12/31/16	1,681,000	1,682,642
0.5000%, 3/31/17	40,239,000	40,242,541
0.6250%, 6/30/17	14,441,000	14,456,235
0.7500%, 6/30/17	10,191,000	10,214,490
0.6250%, 7/31/17	15,818,000	15,833,454
0.8750%, 8/15/17	23,053,000	23,138,550
1.0000%, 9/15/17	17,615,000	17,707,884
0.6250%, 9/30/17	61,929,000	61,987,089
0.8750%, 10/15/17	18,144,000	18,215,578
0.8750%, 11/15/17	66,350,000	66,619,258
0.8750%, 11/30/17	13,550,000	13,606,111
1.0000%, 12/15/17	11,788,000	11,860,756
0.7500%, 12/31/17	10,228,000	10,254,767
1.0000%, 12/31/17	53,588,000	53,922,925
0.8750%, 1/15/18	43,334,000	43,528,656
0.7500%, 1/31/18	64,309,000	64,482,313
3.5000%, 2/15/18	2,006,000	2,100,188
0.7500%, 2/28/18	31,444,000	31,529,968
0.7500%, 3/31/18	10,250,000	10,278,023
0.7500%, 4/15/18	29,942,000	30,022,694
0.7500%, 4/30/18	24,111,000	24,180,705
0.6250%, 6/30/18	8,108,000	8,111,803
1.3750%, 6/30/18	10,070,000	10,223,014
0.8750%, 7/15/18	47,924,000	48,182,358
1.0000%, 9/15/18	36,553,000	36,849,993
1.3750%, 9/30/18	10,093,000	10,259,767
0.8750%, 10/15/18	20,827,000	20,938,466
1.3750%, 12/31/18	10,113,000	10,291,950
1.1250%, 1/15/19	25,289,000	25,572,515
0.7500%, 2/15/19	2,923,000	2,928,709
0.8750%, 6/15/19	8,080,000	8,120,085
1.6250%, 6/30/20	13,224,000	13,599,019
1.7500%, 12/31/20	32,205,000	33,313,303
1.3750%, 1/31/21	11,529,000	11,733,006
1.1250%, 2/28/21	2,757,000	2,776,384
1.3750%, 5/31/21	36,064,000	36,713,441
Total U.S. Treasury Notes/Bonds (cost $841,143,051)		845,478,640

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Janus Short-Term Bond Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Investment Companies – 1.9%
Money Markets – 1.9%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $46,804,245)	46,804,245	$46,804,245
Total Investments (total cost $2,461,919,983) – 100.9%		2,481,507,288
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(22,701,818)
Net Assets – 100%		$2,458,805,470

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,275,124,436	91.7%
Belgium	45,933,502	1.8
Netherlands	39,339,480	1.6
United Kingdom	35,420,370	1.4
Canada	26,416,654	1.1
Singapore	26,143,789	1.1
Switzerland	17,306,098	0.7
Taiwan	14,050,029	0.6
Italy	1,096,085	0.0
Germany	676,845	0.0

Total	$2,481,507,288	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

Barclays 1-3 Year U.S. Government/ Credit Index	Measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $187,537,164, which represents 7.6% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $44,216,671.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	116,968,440	1,363,268,257	(1,433,432,452)	46,804,245	$—	$147,551	$46,804,245

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 174,730,641	$ -
Bank Loans and Mezzanine Loans	-	65,931,840	-
Corporate Bonds	-	1,348,561,922	-
U.S. Treasury Notes/Bonds	-	845,478,640	-
Investment Companies	-	46,804,245	-
Total Assets	$ -	$ 2,481,507,288	$ -

12	JUNE 30, 2016

Janus Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,461,919,983
Unaffiliated investments, at value	2,434,703,043
Affiliated investments, at value	46,804,245
Cash	206,786
Non-interested Trustees' deferred compensation	44,484
Receivables:
Interest	10,918,563
Fund shares sold	2,142,738
Dividends from affiliates	12,384
Other assets	28,791
Total Assets	2,494,861,034
Liabilities:
Payables:	—
Investments purchased	28,824,822
Fund shares repurchased	5,347,224
Advisory fees	975,195
Transfer agent fees and expenses	384,284
Dividends	159,478
12b-1 Distribution and shareholder servicing fees	73,983
Professional fees	45,953
Non-interested Trustees' deferred compensation fees	44,484
Fund administration fees	19,000
Non-interested Trustees' fees and expenses	16,880
Custodian fees	942
Accrued expenses and other payables	163,319
Total Liabilities	36,055,564
Net Assets	$2,458,805,470

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,460,202,737
Undistributed net investment income/(loss)	(186,298)
Undistributed net realized gain/(loss) from investments	(20,798,278)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	19,587,309
Total Net Assets	$2,458,805,470
Net Assets - Class A Shares	$140,541,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,212,540
Net Asset Value Per Share(1)	$3.04
Maximum Offering Price Per Share(2)	$3.12
Net Assets - Class C Shares	$54,354,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,887,309
Net Asset Value Per Share(1)	$3.04
Net Assets - Class D Shares	$191,793,130
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,974,269
Net Asset Value Per Share	$3.05
Net Assets - Class I Shares	$524,170,832
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	172,319,964
Net Asset Value Per Share	$3.04
Net Assets - Class N Shares	$35,702,270
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,731,934
Net Asset Value Per Share	$3.04
Net Assets - Class S Shares	$2,736,031
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	900,585
Net Asset Value Per Share	$3.04
Net Assets - Class T Shares	$1,509,507,292
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	495,634,737
Net Asset Value Per Share	$3.05

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2016

Janus Short-Term Bond Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Interest	$45,955,380
Dividends from affiliates	147,551
Other income	869,498
Total Investment Income	46,972,429
Expenses:
Advisory fees	13,987,483
12b-1Distribution and shareholder servicing fees:
Class A Shares	373,388
Class C Shares	500,939
Class S Shares	6,500
Transfer agent administrative fees and expenses:
Class D Shares	227,792
Class S Shares	6,769
Class T Shares	4,009,510
Transfer agent networking and omnibus fees:
Class A Shares	68,933
Class C Shares	35,581
Class I Shares	245,997
Other transfer agent fees and expenses:
Class A Shares	12,969
Class C Shares	6,210
Class D Shares	47,869
Class I Shares	19,735
Class N Shares	363
Class S Shares	77
Class T Shares	12,072
Shareholder reports expense	242,611
Fund administration fees	227,007
Registration fees	135,584
Non-interested Trustees’ fees and expenses	63,716
Professional fees	62,888
Custodian fees	14,957
Other expenses	296,976
Total Expenses	20,605,926
Less: Excess Expense Reimbursement	(2,773,678)
Net Expenses	17,832,248
Net Investment Income/(Loss)	29,140,181
Net Realized Gain/(Loss) on Investments:
Investments	(15,178,851)
Total Net Realized Gain/(Loss) on Investments	(15,178,851)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	16,976,632
Total Change in Unrealized Net Appreciation/Depreciation	16,976,632
Net Increase/(Decrease) in Net Assets Resulting from Operations	$30,937,962

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Short-Term Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$29,140,181	$36,777,591
Net realized gain/(loss) on investments	(15,178,851)	(5,440,149)
Change in unrealized net appreciation/depreciation	16,976,632	(24,064,706)
Net Increase/(Decrease) in Net Assets Resulting from Operations	30,937,962	7,272,736
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,587,722)	(2,061,518)
Class C Shares	(205,940)	(274,422)
Class D Shares	(2,317,870)	(2,674,302)
Class I Shares	(6,517,157)	(6,572,061)
Class N Shares	(504,724)	(586,292)
Class S Shares	(27,021)	(34,328)
Class T Shares	(18,091,682)	(24,701,892)
Total Dividends from Net Investment Income	(29,252,116)	(36,904,815)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(201,032)
Class C Shares	—	(73,376)
Class D Shares	—	(226,141)
Class I Shares	—	(557,420)
Class N Shares	—	(46,921)
Class S Shares	—	(4,078)
Class T Shares	—	(2,321,742)
Total Distributions from Net Realized Gain from Investment Transactions	—	(3,430,710)
Net Decrease from Dividends and Distributions to Shareholders	(29,252,116)	(40,335,525)
Capital Share Transactions:
Class A Shares	(14,879,202)	(14,176,814)
Class C Shares	(192,198)	(13,676,835)
Class D Shares	3,497,639	(11,312,213)
Class I Shares	76,670,129	60,681,547
Class N Shares	(2,668,259)	3,087,823
Class S Shares	122,222	(1,216,783)
Class T Shares	(234,399,917)	(357,671,774)
Net Increase/(Decrease) from Capital Share Transactions	(171,849,586)	(334,285,049)
Net Increase/(Decrease) in Net Assets	(170,163,740)	(367,347,838)
Net Assets:
Beginning of period	2,628,969,210	2,996,317,048
End of period	$2,458,805,470	$2,628,969,210

Undistributed Net Investment Income/(Loss)	$(186,298)	$(82,340)

See Notes to Financial Statements.

16	JUNE 30, 2016

Janus Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$3.04	$3.07	$3.05		$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.04(1)	0.04(1)		0.05	0.06
Net realized and unrealized gain/(loss)	—(2)	(0.03)	0.03		(0.01)	0.01
Total from Investment Operations	0.03	0.01	0.07		0.04	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.04)		(0.05)	(0.06)
Distributions (from capital gains)	—	—(2)	(0.01)		(0.02)	(0.01)
Total Dividends and Distributions	(0.03)	(0.04)	(0.05)		(0.07)	(0.07)
Net Asset Value, End of Period	$3.04	$3.04	$3.07		$3.05	$3.08
Total Return*	1.07%	0.35%	2.33%		1.24%	2.18%
Net Assets, End of Period (in thousands)	$140,541	$155,365	$171,464		$153,132	$423,210
Average Net Assets for the Period (in thousands)	$149,362	$169,622	$164,880		$192,733	$387,633
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.90%	0.85%		1.07%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.77%		0.81%	0.80%
Ratio of Net Investment Income/(Loss)	1.06%	1.21%	1.41%		1.49%	1.95%
Portfolio Turnover Rate	78%	84%	78%		100%	93%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.03	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.01(1)	0.02(1)	0.02	0.04
Net realized and unrealized gain/(loss)	0.01	(0.04)	0.03	(0.01)	0.01
Total from Investment Operations	0.02	(0.03)	0.05	0.01	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.01)	(0.02)	(0.02)	(0.04)
Distributions (from capital gains)	—	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	(0.01)	(0.01)	(0.03)	(0.04)	(0.05)
Net Asset Value, End of Period	$3.04	$3.03	$3.07	$3.05	$3.08
Total Return*	0.71%	(0.75)%	1.52%	0.46%	1.44%
Net Assets, End of Period (in thousands)	$54,355	$54,465	$68,852	$78,276	$75,789
Average Net Assets for the Period (in thousands)	$54,760	$61,751	$74,487	$78,430	$74,993
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.67%	1.68%	1.69%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.48%	1.57%	1.56%	1.55%	1.53%
Ratio of Net Investment Income/(Loss)	0.37%	0.44%	0.60%	0.74%	1.23%
Portfolio Turnover Rate	78%	84%	78%	100%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.04	$3.08	$3.05	$3.09	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.04(1)	0.05(1)	0.05	0.06
Net realized and unrealized gain/(loss)	0.01	(0.04)	0.04	(0.02)	0.01
Total from Investment Operations	0.05	—	0.09	0.03	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)
Distributions (from capital gains)	—	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	(0.04)	(0.04)	(0.06)	(0.07)	(0.07)
Net Asset Value, End of Period	$3.05	$3.04	$3.08	$3.05	$3.09
Total Return*	1.56%	0.19%	2.77%	1.01%	2.30%
Net Assets, End of Period (in thousands)	$191,793	$188,072	$201,587	$208,522	$207,395
Average Net Assets for the Period (in thousands)	$189,850	$194,242	$202,309	$210,423	$207,647
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.75%	0.77%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.64%	0.66%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	1.22%	1.37%	1.51%	1.60%	2.07%
Portfolio Turnover Rate	78%	84%	78%	100%	93%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.04	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.04(1)	0.05(1)	0.05	0.07
Net realized and unrealized gain/(loss)	—(2)	(0.03)	0.03	(0.01)	0.01
Total from Investment Operations	0.04	0.01	0.08	0.04	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.05)	(0.05)	(0.07)
Distributions (from capital gains)	—	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	(0.04)	(0.04)	(0.06)	(0.07)	(0.08)
Net Asset Value, End of Period	$3.04	$3.04	$3.07	$3.05	$3.08
Total Return*	1.32%	0.60%	2.54%	1.48%	2.43%
Net Assets, End of Period (in thousands)	$524,171	$446,894	$391,360	$315,482	$275,345
Average Net Assets for the Period (in thousands)	$496,267	$450,223	$356,795	$307,611	$387,327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.66%	0.66%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.55%	0.56%	0.55%	0.55%
Ratio of Net Investment Income/(Loss)	1.31%	1.46%	1.60%	1.73%	2.22%
Portfolio Turnover Rate	78%	84%	78%	100%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2016

Janus Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$3.04	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.05(2)	0.05(2)	0.05	—(3)
Net realized and unrealized gain/(loss)	—(3)	(0.03)	0.03	(0.01)	—(3)
Total from Investment Operations	0.04	0.02	0.08	0.04	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.05)	(0.05)	—(3)
Distributions (from capital gains)	—	—(3)	(0.01)	(0.02)	—
Total Dividends and Distributions	(0.04)	(0.05)	(0.06)	(0.07)	—
Net Asset Value, End of Period	$3.04	$3.04	$3.07	$3.05	$3.08
Total Return*	1.37%	0.66%	2.59%	1.48%	0.17%
Net Assets, End of Period (in thousands)	$35,702	$38,345	$35,680	$37,619	$34,342
Average Net Assets for the Period (in thousands)	$36,943	$38,577	$43,206	$37,659	$26,909
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.59%	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.49%	0.51%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	1.36%	1.52%	1.60%	1.74%	1.80%
Portfolio Turnover Rate	78%	84%	78%	100%	93%

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.03	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.03(2)	0.04(2)	0.04	0.05
Net realized and unrealized gain/(loss)	0.01	(0.04)	0.03	(0.01)	0.01
Total from Investment Operations	0.04	(0.01)	0.07	0.03	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.03)	(0.04)	(0.04)	(0.05)
Distributions (from capital gains)	—	—(3)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	(0.03)	(0.03)	(0.05)	(0.06)	(0.06)
Net Asset Value, End of Period	$3.04	$3.03	$3.07	$3.05	$3.08
Total Return*	1.34%	(0.17)%	2.15%	1.03%	1.98%
Net Assets, End of Period (in thousands)	$2,736	$2,609	$3,863	$5,149	$5,127
Average Net Assets for the Period (in thousands)	$2,708	$3,366	$4,353	$5,117	$5,547
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.09%	1.08%	1.09%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.99%	0.96%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	0.99%	1.02%	1.20%	1.29%	1.77%
Portfolio Turnover Rate	78%	84%	78%	100%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.04	$3.08	$3.05	$3.09	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.04(1)	0.04(1)	0.05	0.06
Net realized and unrealized gain/(loss)	0.01	(0.04)	0.04	(0.02)	0.01
Total from Investment Operations	0.04	—	0.08	0.03	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.04)	(0.05)	(0.06)
Distributions (from capital gains)	—	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	(0.03)	(0.04)	(0.05)	(0.07)	(0.07)
Net Asset Value, End of Period	$3.05	$3.04	$3.08	$3.05	$3.09
Total Return*	1.46%	0.08%	2.67%	0.90%	2.18%
Net Assets, End of Period (in thousands)	$1,509,507	$1,743,219	$2,123,511	$2,209,497	$2,022,283
Average Net Assets for the Period (in thousands)	$1,604,829	$1,940,826	$2,130,299	$2,200,413	$1,915,783
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.84%	0.84%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.76%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	1.12%	1.27%	1.37%	1.49%	1.95%
Portfolio Turnover Rate	78%	84%	78%	100%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	21

Janus Short-Term Bond Fund

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

22	JUNE 30, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

Janus Investment Fund	23

Janus Short-Term Bond Fund

Notes to Financial Statements

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives

24	JUNE 30, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements

holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign

Janus Investment Fund	25

Janus Short-Term Bond Fund

Notes to Financial Statements

debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.64
Over $300 Million	0.54

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.49% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

26	JUNE 30, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-

Janus Investment Fund	27

Janus Short-Term Bond Fund

Notes to Financial Statements

interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $10,483.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class A Shares paid CDSCs of $11,656 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $7,075.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	83	1
Class S Shares	-	-
Class T Shares	-	-

28	JUNE 30, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $73,225,421 in purchases and $4,348,998 in sales, resulting in a net realized gain of $13,428. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ (141,814)	$ -	$ (20,529,971)	$ -	$ -	$ (44,486)	$ 19,319,004

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$(10,508,753)	$(10,021,218)	$ (20,529,971)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,462,188,284	$20,677,261	$ (1,358,257)	$ 19,319,004

Janus Investment Fund	29

Janus Short-Term Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 29,252,116	$ -	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 36,903,099	$ 3,432,426	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 7,977	$ (7,977)

30	JUNE 30, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	25,188,699	$ 76,186,099	25,561,395	$ 78,010,815
Reinvested dividends and distributions	456,923	1,382,725	672,661	2,051,213
Shares repurchased	(30,581,544)	(92,448,026)	(30,902,120)	(94,238,842)
Net Increase/(Decrease)	(4,935,922)	$ (14,879,202)	(4,668,064)	$ (14,176,814)
Class C Shares:
Shares sold	6,841,939	$ 20,649,184	3,738,329	$ 11,390,161
Reinvested dividends and distributions	53,716	162,270	89,793	273,202
Shares repurchased	(6,955,056)	(21,003,652)	(8,315,194)	(25,340,198)
Net Increase/(Decrease)	(59,401)	$ (192,198)	(4,487,072)	$ (13,676,835)
Class D Shares:
Shares sold	15,547,388	$ 47,079,397	11,220,935	$ 34,271,238
Reinvested dividends and distributions	747,362	2,263,954	927,715	2,831,865
Shares repurchased	(15,145,956)	(45,845,712)	(15,853,531)	(48,415,316)
Net Increase/(Decrease)	1,148,794	$ 3,497,639	(3,704,881)	$ (11,312,213)
Class I Shares:
Shares sold	119,494,397	$ 361,670,223	111,829,038	$ 341,557,057
Reinvested dividends and distributions	1,598,327	4,836,503	1,846,058	5,629,133
Shares repurchased	(95,882,775)	(289,836,597)	(93,964,522)	(286,504,643)
Net Increase/(Decrease)	25,209,949	$ 76,670,129	19,710,574	$ 60,681,547
Class N Shares:
Shares sold	1,095,531	$ 3,317,486	2,839,659	$ 8,676,888
Reinvested dividends and distributions	166,740	504,703	207,462	633,213
Shares repurchased	(2,146,100)	(6,490,448)	(2,040,052)	(6,222,278)
Net Increase/(Decrease)	(883,829)	$ (2,668,259)	1,007,069	$ 3,087,823
Class S Shares:
Shares sold	260,549	$ 786,111	181,586	$ 553,024
Reinvested dividends and distributions	8,941	27,004	12,608	38,383
Shares repurchased	(228,745)	(690,893)	(593,034)	(1,808,190)
Net Increase/(Decrease)	40,745	$ 122,222	(398,840)	$ (1,216,783)
Class T Shares:
Shares sold	110,175,770	$ 333,472,386	142,785,429	$ 436,167,132
Reinvested dividends and distributions	5,919,764	17,932,450	8,739,771	26,679,046
Shares repurchased	(193,529,647)	(585,804,753)	(268,753,768)	(820,517,952)
Net Increase/(Decrease)	(77,434,113)	$(234,399,917)	(117,228,568)	$(357,671,774)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,120,634,059	$1,401,955,828	$ 815,676,927	$ 617,527,280

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Short-Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Janus Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Short-Term Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

32	JUNE 30, 2016

Janus Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	33

Janus Short-Term Bond Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

34	JUNE 30, 2016

Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

36	JUNE 30, 2016

Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Short-Term Bond Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

38	JUNE 30, 2016

Janus Short-Term Bond Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	39

Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Janus Short-Term Bond Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

44	JUNE 30, 2016

Janus Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	45

Janus Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Janus Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Short-Term Bond Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

48	JUNE 30, 2016

Janus Short-Term Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	51

Janus Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	53

Janus Short-Term Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Short-Term Bond Fund

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	55

Janus Short-Term Bond Fund

Trustees and Officers (unaudited)

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56	JUNE 30, 2016

Janus Short-Term Bond Fund

Notes

NotesPage1

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3621				125-02-93030 08-16

ANNUAL REPORT June 30, 2016

Perkins Large Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Large Cap Value Fund

Perkins Large Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2016, Perkins Large Cap Value Fund’s Class I Shares returned 2.34% while its benchmark, the Russell 1000 Value Index, returned 2.86%. Relative detractors included our underweight allocation to utilities, as well as stock selection in financials and telecommunication services. Meanwhile, the consumer staples sector was the largest relative contributor due to a combination of our stock selection and overweight allocation. Our stock selection in health care and consumer discretionary was also additive.

MARKET ENVIRONMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, U.S. equities recaptured much of their post-“Brexit” slide.

DETRACTORS

The largest individual detractor was Anadarko Petroleum Corp, an independent oil and gas exploration and production (E&P) company that owns reserves in some of the most prolific oil and gas basins around the globe. The shares declined as crude oil prices touched new lows during the period. This decline was exacerbated when the company announced that they made a failed bid to acquire E&P competitor Apache Corporation in November. We continue to hold Anadarko shares as we believe the company has a Tier 1 asset base, strong execution track record and balance sheet that will help it endure the low commodity price environment.

Citigroup underperformed during the period given the broader decline in financial stocks early in 2016 due to lowered expectations for interest rate hikes, further declines in the price of oil, and volatility in the macroeconomic environment, especially in Europe and developing markets. These headwinds along with broader weakness in its capital markets business led to a reduction in consensus earnings estimates that weighed on the stock. Despite the macroeconomic volatility and reduced earnings expectations, we continue to view the stock favorably and still hold our position as shares trade at an attractive valuation of 70% of tangible book value and generates a healthy capital return, in our view.

CIT Group (CIT), is a specialty lender focused on transportation finance, mainly aerospace and rail loans and leases, and commercial lending through traditional commercial and industrial and commercial real estate loans, as well as equipment and inventory financing. The acquisition of OneWest (formerly IndyMac), which was closed in the third quarter of 2015, has allowed CIT to increase its deposit funding and maintain asset sensitivity. However, the low return on equity has disappointed investors. In late 2015, CIT announced the retirement of

Janus Investment Fund	1

Perkins Large Cap Value Fund (unaudited)

the CEO, John Thain, and the exploration of either a spin-off or sale of $11 billion in aerospace assets which resulted in investor optimism. However, CIT stock underperformed largely due to a delay in communication of CIT’s strategic plan during the first quarter of 2016 and the lack of additional asset sales when the plan was communicated to investors. We believe the sum-of-the-parts valuation is significantly higher than the current stock price, which is currently trading at a discount to tangible book value.

CONTRIBUTORS

Johnson & Johnson performed well in the period as the company reported better-than-expected earnings, and raised full-year guidance. The announcement during the fourth quarter of 2015 of an additional $10 billion buyback program also boosted performance. In our view, the company continues to be a safe-haven investment as it has maintained superior financial flexibility with its net cash balance sheet, stable free-cash-flow generation, and a history of disciplined capital allocation. Johnson & Johnson remains one of the Fund’s largest holdings.

Shares of Verizon were a strong performer largely because the company was able to add to its net subscriber base while holding expenses in check. Verizon added to its post-paid subscriber base and at the same time reduced customer cancellations. As a result, the company was able to keep its expenses in line and improve its operating margin. We continue to own shares of Verizon given the apparent stability of the business, the over 4% dividend yield and valuation that, in our view, trades below that of the overall market.

PPL Corporation is a regulated electric utility that serves markets in Kentucky, Pennsylvania and parts of the UK. PPL has been a core holding in the Fund as its stable earnings and cash flows have generated strong returns. The low interest rate environment continues to provide a tailwind for utilities and PPL shares benefited from solid earnings reports during the one-year period. We continue to hold the shares as we view PPL’s high quality regulated assets favorably and healthy dividend yield as defensive should market volatility continue.

OUTLOOK AND POSITIONING

While equity markets continued their upward ascent, significant volatility appeared at the end of the period given the fallout from the vote in the UK. Meanwhile, the list of risk factors continues to grow: the fallout from the UK voting to exit the EU providing more economic uncertainty; anemic economic growth on a global basis; confusion regarding policy action or inaction of Central Banks around the world; high volatility in foreign exchange rates given the near zero/zero interest rate policies worldwide; commodity price swings; and assorted geopolitical events, including the upcoming U.S. election. Despite some breathtaking moves in many over-levered, volatile commodity exposed names, we don’t believe the “all clear” has been given to the bulk of the equities in the energy and materials spaces.

For the long-term, we believe equities are still the best alternative as cash is yielding near zero and bonds are offering a nominal return or, depending on your location, a negative return. Much of the return in the stock market has not been due to earnings growth, but rather a result of price/earnings (P/E) multiple expansion. The current interest rate environment of near zero or negative rates would seem to indicate that world economies are stagnating or in a deflationary environment with both outcomes unappealing. The stagnant environment could prove challenging given multiples on stocks appear fully valued with profit growth sluggish at best absent continued massive levels of stock buyback activity. In a deflationary environment, corporate balance sheets that have taken advantage of extremely low interest rates would have difficulty covering interest expense as profits would be under pressure.

In a stagnant or deflationary scenario, a focus on the downside scenario is our priority. Our focus on investing in what we believe to be high-quality companies with solid balance sheets, healthy free cash flow and a leading competitive position is intended to help provide a margin of safety in a challenging market. Risks have built up over the past few years and although short-term “bullish” events may certainly occur, caution is warranted given the uncertain events that may transpire.

Thank you for your continued co-investment with us in the Perkins Large Cap Value Fund.

2	JUNE 30, 2016

Perkins Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Johnson & Johnson	0.77%	Anadarko Petroleum Corp.	-0.53%
	Verizon Communications, Inc.	0.62%	Citigroup, Inc.	-0.51%
	PPL Corp.	0.54%	CIT Group, Inc.	-0.42%
	Alphabet, Inc. - Class A	0.42%	American International Group, Inc.	-0.40%
	Procter & Gamble Co.	0.38%	Wells Fargo & Co.	-0.33%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 1000 Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Staples	1.31%	13.89%	7.13%
	Health Care	0.66%	16.47%	11.90%
	Consumer Discretionary	0.47%	5.42%	5.21%
	Information Technology	0.26%	9.33%	11.24%
	Energy	0.20%	8.07%	13.04%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 1000 Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Utilities	-1.16%	1.94%	6.45%
	Financials	-0.75%	25.92%	29.41%
	Telecommunication Services	-0.22%	4.01%	2.65%
	Industrials	-0.21%	9.20%	10.18%
	Materials	-0.19%	0.31%	2.79%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Perkins Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
Exxon Mobil Corp.
Oil, Gas & Consumable Fuels	3.6%
Pfizer, Inc.
Pharmaceuticals	3.6%
Johnson & Johnson
Pharmaceuticals	3.3%
ConAgra Foods, Inc.
Food Products	3.2%
Procter & Gamble Co.
Household Products	3.1%
16.8%

Asset Allocation - (% of Net Assets)
Common Stocks	94.4%
Repurchase Agreements	5.6%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

4	JUNE 30, 2016

Perkins Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016				per the October 28, 2015 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	2.16%	8.59%	11.20%	0.95%	0.92%
Class A Shares at MOP	-3.74%	7.30%	10.33%
Class C Shares at NAV	1.78%	7.88%	10.43%	1.72%	1.69%
Class C Shares at CDSC	0.81%	7.88%	10.43%
Class D Shares(1)	2.32%	8.77%	11.20%	0.80%	0.76%
Class I Shares	2.34%	8.90%	11.52%	0.71%	0.68%
Class N Shares	2.48%	8.90%	11.52%	0.64%	0.62%
Class S Shares	2.26%	8.52%	11.09%	1.13%	1.11%
Class T Shares	2.28%	8.68%	11.22%	0.89%	0.87%
Russell 1000 Value Index	2.86%	11.35%	13.04%
Morningstar Quartile - Class I Shares	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Large Value Funds	403/1,406	806/1,212	764/1,165

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Perkins Large Cap Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – December 31, 2008

(1) Closed to certain new investors.

6	JUNE 30, 2016

Perkins Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,041.90	$4.62	$1,000.00	$1,020.34	$4.57	0.91%
Class C Shares	$1,000.00	$1,038.40	$8.21	$1,000.00	$1,016.81	$8.12	1.62%
Class D Shares	$1,000.00	$1,042.80	$3.71	$1,000.00	$1,021.23	$3.67	0.73%
Class I Shares	$1,000.00	$1,043.40	$3.45	$1,000.00	$1,021.48	$3.42	0.68%
Class N Shares	$1,000.00	$1,044.10	$3.00	$1,000.00	$1,021.93	$2.97	0.59%
Class S Shares	$1,000.00	$1,042.30	$4.57	$1,000.00	$1,020.39	$4.52	0.90%
Class T Shares	$1,000.00	$1,042.90	$4.22	$1,000.00	$1,020.74	$4.17	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Perkins Large Cap Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 94.4%
Aerospace & Defense – 2.4%
Honeywell International, Inc.	13,646	$1,587,303
United Technologies Corp.	21,380	2,192,519
		3,779,822
Beverages – 2.1%
PepsiCo, Inc.	31,656	3,353,637
Capital Markets – 2.2%
Invesco, Ltd.	105,157	2,685,710
State Street Corp.	15,886	856,573
		3,542,283
Chemicals – 1.5%
Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	36,108	586,394
Westlake Chemical Corp.	41,588	1,784,957
		2,371,351
Commercial Banks – 11.5%
CIT Group, Inc.	63,071	2,012,596
Citigroup, Inc.	72,132	3,057,675
Fifth Third Bancorp	142,219	2,501,632
JPMorgan Chase & Co.	30,584	1,900,490
PNC Financial Services Group, Inc.	28,764	2,341,102
US Bancorp	80,467	3,245,234
Wells Fargo & Co.	68,878	3,259,996
		18,318,725
Commercial Services & Supplies – 0.9%
Republic Services, Inc.	27,313	1,401,430
Communications Equipment – 1.3%
Cisco Systems, Inc.	73,165	2,099,104
Consumer Finance – 0.9%
American Express Co.	23,631	1,435,820
Containers & Packaging – 1.5%
Crown Holdings, Inc.*	47,679	2,415,895
Diversified Financial Services – 2.6%
Berkshire Hathaway, Inc. - Class B*	28,165	4,078,010
Diversified Telecommunication Services – 2.8%
Verizon Communications, Inc.	79,299	4,428,056
Electric Utilities – 2.2%
PPL Corp.	92,612	3,496,103
Electrical Equipment – 1.3%
Emerson Electric Co.	40,723	2,124,112
Energy Equipment & Services – 2.4%
Baker Hughes, Inc.	37,945	1,712,458
Schlumberger, Ltd. (U.S. Shares)	26,918	2,128,675
		3,841,133
Food & Staples Retailing – 1.1%
CVS Health Corp.	18,643	1,784,881
Food Products – 5.5%
ConAgra Foods, Inc.	107,698	5,149,041
General Mills, Inc.	23,918	1,705,832
Mead Johnson Nutrition Co.	21,768	1,975,446
		8,830,319
Health Care Providers & Services – 3.9%
AmerisourceBergen Corp.	45,547	3,612,788
Laboratory Corp. of America Holdings*	20,539	2,675,615
		6,288,403
Household Products – 3.1%
Procter & Gamble Co.	58,871	4,984,608
Industrial Conglomerates – 1.5%
General Electric Co.	77,372	2,435,671
Insurance – 6.8%
American International Group, Inc.	81,411	4,305,828

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Perkins Large Cap Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Chubb, Ltd.	9,340	$1,220,831
Marsh & McLennan Cos., Inc.	40,756	2,790,156
XL Group PLC	77,996	2,598,047
		10,914,862
Internet Software & Services – 1.7%
Alphabet, Inc. - Class A*	3,857	2,713,515
Life Sciences Tools & Services – 0.9%
Agilent Technologies, Inc.	34,147	1,514,761
Media – 3.7%
Omnicom Group, Inc.	30,774	2,507,773
Time Warner, Inc.	17,747	1,305,114
Walt Disney Co.	21,637	2,116,531
		5,929,418
Multiline Retail – 0.8%
Target Corp.	17,460	1,219,057
Oil, Gas & Consumable Fuels – 8.1%
Anadarko Petroleum Corp.	31,845	1,695,746
EOG Resources, Inc.	14,689	1,225,356
Exxon Mobil Corp.	62,002	5,812,067
HollyFrontier Corp.	60,562	1,439,559
Occidental Petroleum Corp.	36,064	2,724,996
		12,897,724
Personal Products – 1.2%
Unilever PLC (ADR)	41,389	1,982,947
Pharmaceuticals – 10.4%
Johnson & Johnson	43,886	5,323,372
Merck & Co., Inc.	41,210	2,374,108
Novartis AG (ADR)	39,390	3,250,069
Pfizer, Inc.	162,949	5,737,434
		16,684,983
Real Estate Investment Trusts (REITs) – 2.6%
AvalonBay Communities, Inc.	7,435	1,341,200
Host Hotels & Resorts, Inc.	56,121	909,721
Weyerhaeuser Co.	61,674	1,836,035
		4,086,956
Road & Rail – 0.9%
CSX Corp.	54,404	1,418,856
Semiconductor & Semiconductor Equipment – 0.7%
Analog Devices, Inc.	20,522	1,162,366
Software – 4.2%
Microsoft Corp.	38,098	1,949,475
Oracle Corp.	117,035	4,790,243
		6,739,718
Wireless Telecommunication Services – 1.7%
Vodafone Group PLC (ADR)	87,531	2,703,833
Total Common Stocks (cost $127,786,519)		150,978,359
Repurchase Agreements – 5.6%
Undivided interest of 4.3% in a joint repurchase agreement (principal amount $209,600,000 with a maturity value of $209,601,572) with ING Financial Markets LLC, 0.2700%, dated 6/30/16, maturing 7/1/16 to be repurchased at $9,000,068 collateralized by $204,074,000 in U.S. Treasuries 0.7500% - 3.6250%, 1/15/17 - 2/15/46 with a value of $213,794,712 (cost $9,000,000)	$9,000,000	9,000,000
Total Investments (total cost $136,786,519) – 100.0%		159,978,359
Cash, Receivables and Other Assets, net of Liabilities – 0%		44,005
Net Assets – 100%		$160,022,364

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Large Cap Value Fund

Schedule of Investments

June 30, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$151,455,116	94.7%
United Kingdom	4,686,780	2.9
Switzerland	3,250,069	2.0
Canada	586,394	0.4

Total	$159,978,359	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Perkins Large Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Value Index	Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 150,978,359	$ -	$ -
Repurchase Agreements	-	9,000,000	-
Total Assets	$ 150,978,359	$ 9,000,000	$ -

Janus Investment Fund	11

Perkins Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$136,786,519
Unaffiliated investments, at value	150,978,359
Repurchase agreements, at value	9,000,000
Cash	44,045
Non-interested Trustees' deferred compensation	2,895
Receivables:
Investments sold	1,064,433
Dividends	324,843
Fund shares sold	22,527
Foreign tax reclaims	1,289
Interest	68
Other assets	229
Total Assets	161,438,688
Liabilities:
Payables:	—
Investments purchased	1,226,961
Advisory fees	56,141
Fund shares repurchased	44,876
Professional fees	32,424
Transfer agent fees and expenses	15,234
Non-interested Trustees' deferred compensation fees	2,895
12b-1 Distribution and shareholder servicing fees	2,538
Fund administration fees	1,246
Non-interested Trustees' fees and expenses	1,053
Accrued expenses and other payables	32,956
Total Liabilities	1,416,324
Net Assets	$160,022,364

See Notes to Financial Statements.

12	JUNE 30, 2016

Perkins Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$128,235,512
Undistributed net investment income/(loss)	1,310,195
Undistributed net realized gain/(loss) from investments	7,284,817
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	23,191,840
Total Net Assets	$160,022,364
Net Assets - Class A Shares	$3,823,281
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244,013
Net Asset Value Per Share(2)	$15.67
Maximum Offering Price Per Share(3)	$16.63
Net Assets - Class C Shares	$2,088,756
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135,400
Net Asset Value Per Share(2)	$15.43
Net Assets - Class D Shares	$36,421,513
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,337,011
Net Asset Value Per Share	$15.58
Net Assets - Class I Shares	$39,119,424
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,500,523
Net Asset Value Per Share	$15.64
Net Assets - Class N Shares	$72,617,873
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,647,124
Net Asset Value Per Share	$15.63
Net Assets - Class S Shares	$260,102
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,480
Net Asset Value Per Share	$15.78
Net Assets - Class T Shares	$5,691,415
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	365,774
Net Asset Value Per Share	$15.56

(1) Includes cost of repurchase agreements of $9,000,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Large Cap Value Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$3,685,977
Interest	13,671
Other income	98
Foreign tax withheld	(30,813)
Total Investment Income	3,668,933
Expenses:
Advisory fees	784,860
12b-1Distribution and shareholder servicing fees:
Class A Shares	8,727
Class C Shares	23,252
Class S Shares	631
Transfer agent administrative fees and expenses:
Class D Shares	43,518
Class S Shares	631
Class T Shares	9,904
Transfer agent networking and omnibus fees:
Class A Shares	2,219
Class C Shares	2,503
Class I Shares	34,285
Other transfer agent fees and expenses:
Class A Shares	369
Class C Shares	302
Class D Shares	7,577
Class I Shares	1,458
Class N Shares	781
Class T Shares	74
Registration fees	100,756
Professional fees	45,087
Shareholder reports expense	27,106
Fund administration fees	14,143
Non-interested Trustees’ fees and expenses	3,952
Custodian fees	3,810
Other expenses	31,658
Total Expenses	1,147,603
Less: Excess Expense Reimbursement	(54,745)
Net Expenses	1,092,858
Net Investment Income/(Loss)	2,576,075
Net Realized Gain/(Loss) on Investments:
Investments	9,995,516
Total Net Realized Gain/(Loss) on Investments	9,995,516
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(9,182,433)
Total Change in Unrealized Net Appreciation/Depreciation	(9,182,433)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,389,158

See Notes to Financial Statements.

14	JUNE 30, 2016

Perkins Large Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$2,576,075	$2,366,012
Net realized gain/(loss) on investments	9,995,516	7,092,575
Change in unrealized net appreciation/depreciation	(9,182,433)	(6,803,322)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,389,158	2,655,265
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(46,038)	(49,371)
Class C Shares	(22,466)	(22,347)
Class D Shares	(533,313)	(542,195)
Class I Shares	(573,501)	(660,473)
Class N Shares	(1,210,834)	(1,271,878)
Class S Shares	(3,400)	(3,205)
Class T Shares	(47,887)	(52,796)
Total Dividends from Net Investment Income	(2,437,439)	(2,602,265)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(131,493)	(184,022)
Class C Shares	(90,603)	(176,155)
Class D Shares	(1,318,194)	(2,050,146)
Class I Shares	(1,394,504)	(2,224,495)
Class N Shares	(2,720,708)	(4,205,651)
Class S Shares	(9,329)	(13,057)
Class T Shares	(127,544)	(208,456)
Total Distributions from Net Realized Gain from Investment Transactions	(5,792,375)	(9,061,982)
Net Decrease from Dividends and Distributions to Shareholders	(8,229,814)	(11,664,247)
Capital Share Transactions:
Class A Shares	33,501	509,661
Class C Shares	(710,581)	(200,185)
Class D Shares	(829,981)	(1,679,579)
Class I Shares	(509,538)	(5,021,075)
Class N Shares	(4,060,976)	35,172,169
Class S Shares	9,226	20,262
Class T Shares	1,934,695	(115,227)
Net Increase/(Decrease) from Capital Share Transactions	(4,133,654)	28,686,026
Net Increase/(Decrease) in Net Assets	(8,974,310)	19,677,044
Net Assets:
Beginning of period	168,996,674	149,319,630
End of period	$160,022,364	$168,996,674

Undistributed Net Investment Income/(Loss)	$1,310,195	$1,221,147

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Large Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$16.16	$16.90	$15.62		$13.44	$14.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.21(1)	0.28(1)		0.15	0.12
Net realized and unrealized gain/(loss)	0.09	0.18	2.64		2.48	(0.07)
Total from Investment Operations	0.31	0.39	2.92		2.63	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.24)	(0.15)		(0.18)	(0.14)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)		(0.27)	(0.68)
Total Dividends and Distributions	(0.80)	(1.13)	(1.64)		(0.45)	(0.82)
Net Asset Value, End of Period	$15.67	$16.16	$16.90		$15.62	$13.44
Total Return*	2.16%	2.14%	19.70%		19.96%	0.75%
Net Assets, End of Period (in thousands)	$3,823	$3,952	$3,603		$3,390	$2,977
Average Net Assets for the Period (in thousands)	$3,491	$3,806	$3,600		$3,182	$2,598
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.95%	0.90%		1.15%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.93%	0.81%		1.14%	1.13%
Ratio of Net Investment Income/(Loss)	1.40%	1.25%	1.71%		1.05%	1.16%
Portfolio Turnover Rate	39%	39%	34%		45%	52%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.99	$16.67	$15.44	$13.28	$14.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.15(1)	0.16(1)	0.06	0.04
Net realized and unrealized gain/(loss)	0.09	0.17	2.62	2.44	(0.08)
Total from Investment Operations	0.18	0.32	2.78	2.50	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.11)	(0.06)	(0.07)	—(2)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(0.74)	(1.00)	(1.55)	(0.34)	(0.68)
Net Asset Value, End of Period	$15.43	$15.99	$16.67	$15.44	$13.28
Total Return*	1.33%	1.80%	18.92%	19.08%	0.01%
Net Assets, End of Period (in thousands)	$2,089	$2,925	$3,252	$3,014	$2,629
Average Net Assets for the Period (in thousands)	$2,395	$3,243	$3,249	$2,740	$2,157
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.29%	1.57%	1.80%	1.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.27%	1.55%	1.80%	1.92%
Ratio of Net Investment Income/(Loss)	0.61%	0.89%	0.98%	0.38%	0.34%
Portfolio Turnover Rate	39%	39%	34%	45%	52%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	JUNE 30, 2016

Perkins Large Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.08	$16.79	$15.57	$13.39	$14.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.23(1)	0.28(1)	0.18	0.17
Net realized and unrealized gain/(loss)	0.09	0.19	2.64	2.48	(0.09)
Total from Investment Operations	0.33	0.42	2.92	2.66	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.24)	(0.21)	(0.21)	(0.16)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(0.83)	(1.13)	(1.70)	(0.48)	(0.84)
Net Asset Value, End of Period	$15.58	$16.08	$16.79	$15.57	$13.39
Total Return*	2.32%	2.32%	19.77%	20.25%	0.96%
Net Assets, End of Period (in thousands)	$36,422	$38,280	$41,764	$32,031	$17,997
Average Net Assets for the Period (in thousands)	$36,265	$40,418	$36,849	$24,538	$16,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.80%	0.83%	0.84%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.80%	0.84%	0.95%
Ratio of Net Investment Income/(Loss)	1.58%	1.41%	1.74%	1.36%	1.33%
Portfolio Turnover Rate	39%	39%	34%	45%	52%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.14	$16.86	$15.62	$13.42	$14.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.25(1)	0.31(1)	0.31	0.35
Net realized and unrealized gain/(loss)	0.08	0.18	2.65	2.37	(0.25)
Total from Investment Operations	0.33	0.43	2.96	2.68	0.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.26)	(0.23)	(0.21)	(0.17)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(0.83)	(1.15)	(1.72)	(0.48)	(0.85)
Net Asset Value, End of Period	$15.64	$16.14	$16.86	$15.62	$13.42
Total Return*	2.34%	2.42%	19.98%	20.43%	1.13%
Net Assets, End of Period (in thousands)	$39,119	$40,779	$47,672	$40,943	$47,846
Average Net Assets for the Period (in thousands)	$38,044	$43,597	$44,830	$43,013	$106,448
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.71%	0.64%	0.71%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.68%	0.62%	0.71%	0.77%
Ratio of Net Investment Income/(Loss)	1.62%	1.48%	1.91%	1.47%	1.53%
Portfolio Turnover Rate	39%	39%	34%	45%	52%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Large Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$16.13	$16.85	$15.61	$13.43	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(2)	0.26(2)	0.31(2)	0.16	—(3)
Net realized and unrealized gain/(loss)	0.09	0.18	2.65	2.53	0.52
Total from Investment Operations	0.35	0.44	2.96	2.69	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.27)	(0.23)	(0.24)	—
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	—
Total Dividends and Distributions	(0.85)	(1.16)	(1.72)	(0.51)	—
Net Asset Value, End of Period	$15.63	$16.13	$16.85	$15.61	$13.43
Total Return*	2.48%	2.46%	19.98%	20.45%	4.03%
Net Assets, End of Period (in thousands)	$72,618	$78,999	$48,684	$49,186	$66,766
Average Net Assets for the Period (in thousands)	$73,467	$65,449	$46,719	$69,975	$48,137
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.64%	0.64%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.62%	0.62%	0.68%	0.72%
Ratio of Net Investment Income/(Loss)	1.71%	1.55%	1.88%	1.52%	0.66%
Portfolio Turnover Rate	39%	39%	34%	45%	52%

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.26	$17.01	$15.62	$13.41	$14.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(2)	0.18(2)	0.22(2)	0.27	0.14
Net realized and unrealized gain/(loss)	0.08	0.18	2.71	2.34	(0.10)
Total from Investment Operations	0.32	0.36	2.93	2.61	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.22)	(0.05)	(0.13)	(0.10)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(0.80)	(1.11)	(1.54)	(0.40)	(0.78)
Net Asset Value, End of Period	$15.78	$16.26	$17.01	$15.62	$13.41
Total Return*	2.26%	1.95%	19.68%	19.84%	0.67%
Net Assets, End of Period (in thousands)	$260	$258	$249	$480	$680
Average Net Assets for the Period (in thousands)	$252	$255	$327	$508	$656
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.13%	1.15%	1.19%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	1.11%	0.98%	1.19%	1.19%
Ratio of Net Investment Income/(Loss)	1.51%	1.06%	1.32%	0.98%	1.08%
Portfolio Turnover Rate	39%	39%	34%	45%	52%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2016

Perkins Large Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.05	$16.77	$15.55	$13.37	$14.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.22(1)	0.27(1)	0.17	0.16
Net realized and unrealized gain/(loss)	0.09	0.18	2.63	2.48	(0.10)
Total from Investment Operations	0.32	0.40	2.90	2.65	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.23)	(0.19)	(0.20)	(0.14)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(0.81)	(1.12)	(1.68)	(0.47)	(0.82)
Net Asset Value, End of Period	$15.56	$16.05	$16.77	$15.55	$13.37
Total Return*	2.28%	2.20%	19.67%	20.21%	0.84%
Net Assets, End of Period (in thousands)	$5,691	$3,804	$4,094	$3,055	$2,262
Average Net Assets for the Period (in thousands)	$3,962	$4,050	$3,400	$2,531	$2,236
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.89%	0.89%	0.94%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.86%	0.86%	0.94%	1.00%
Ratio of Net Investment Income/(Loss)	1.51%	1.31%	1.68%	1.25%	1.27%
Portfolio Turnover Rate	39%	39%	34%	45%	52%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Large Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

20	JUNE 30, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	21

Perkins Large Cap Value Fund

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

22	JUNE 30, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	23

Perkins Large Cap Value Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$9,000,000	$—	$(9,000,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

24	JUNE 30, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	25

Perkins Large Cap Value Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-

26	JUNE 30, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements

interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $553.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $554.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	44
Class S Shares	100	-	*
Class T Shares	-	-
*Less than 0.50%.

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Janus Investment Fund	27

Perkins Large Cap Value Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)

$ 1,313,090	$ 7,368,933	$ -	$ -	$ -	$ (2,896)	$ 23,107,725

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 136,870,634	$ 27,221,286	$ (4,113,561)	$ 23,107,725

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,453,293	$ 5,776,521	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,135,185	$ 8,529,062	$ -	$ -

28	JUNE 30, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss

$ 453,780	$ (49,588)	$ (404,192)

Capital has been adjusted by $453,780, including $360,070 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	70,600	$ 1,096,947	61,055	$ 1,010,625
Reinvested dividends and distributions	9,491	140,562	11,007	182,281
Shares repurchased	(80,556)	(1,204,008)	(40,710)	(683,245)
Net Increase/(Decrease)	(465)	$ 33,501	31,352	$ 509,661
Class C Shares:
Shares sold	44,458	$ 673,424	40,476	$ 665,788
Reinvested dividends and distributions	6,250	91,503	10,498	171,850
Shares repurchased	(98,188)	(1,475,508)	(63,231)	(1,037,823)
Net Increase/(Decrease)	(47,480)	$ (710,581)	(12,257)	$ (200,185)
Class D Shares:
Shares sold	386,763	$ 5,840,328	483,891	$ 7,990,442
Reinvested dividends and distributions	124,658	1,834,971	156,038	2,568,390
Shares repurchased	(554,368)	(8,505,280)	(746,874)	(12,238,411)
Net Increase/(Decrease)	(42,947)	$ (829,981)	(106,945)	$ (1,679,579)
Class I Shares:
Shares sold	25,345	$ 387,529	28,982	$ 482,658
Reinvested dividends and distributions	130,787	1,931,726	164,872	2,723,685
Shares repurchased	(182,216)	(2,828,793)	(494,088)	(8,227,418)
Net Increase/(Decrease)	(26,084)	$ (509,538)	(300,234)	$ (5,021,075)
Class N Shares:
Shares sold	152,918	$ 2,318,536	2,153,122	$37,604,665
Reinvested dividends and distributions	266,545	3,931,542	332,173	5,477,529
Shares repurchased	(670,784)	(10,311,054)	(476,545)	(7,910,025)
Net Increase/(Decrease)	(251,321)	$(4,060,976)	2,008,750	$35,172,169
Class S Shares:
Shares sold	-	$ -	237	$ 4,000
Reinvested dividends and distributions	853	12,729	975	16,262
Shares repurchased	(250)	(3,503)	-	-
Net Increase/(Decrease)	603	$ 9,226	1,212	$ 20,262
Class T Shares:
Shares sold	242,089	$ 3,673,625	57,453	$ 940,616
Reinvested dividends and distributions	11,595	170,449	15,766	259,198
Shares repurchased	(124,881)	(1,909,379)	(80,356)	(1,315,041)
Net Increase/(Decrease)	128,803	$ 1,934,695	(7,137)	$ (115,227)

Janus Investment Fund	29

Perkins Large Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$57,872,720	$ 66,495,378	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	JUNE 30, 2016

Perkins Large Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Perkins Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Large Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

Janus Investment Fund	31

Perkins Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

32	JUNE 30, 2016

Perkins Large Cap Value Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	33

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

34	JUNE 30, 2016

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

36	JUNE 30, 2016

Perkins Large Cap Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	37

Perkins Large Cap Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	39

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	41

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Perkins Large Cap Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	43

Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	45

Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Perkins Large Cap Value Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

Janus Investment Fund	47

Perkins Large Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$6,136,591
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Perkins Large Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	49

Perkins Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Perkins Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Perkins Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

52	JUNE 30, 2016

Perkins Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Investment Fund	53

Perkins Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

54	JUNE 30, 2016

Perkins Large Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	55

Perkins Large Cap Value Fund

Notes

NotesPage1

56	JUNE 30, 2016

Perkins Large Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3622				125-02-93031 08-16

ANNUAL REPORT June 30, 2016

Perkins Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Mid Cap Value Fund

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2016, Perkins Mid Cap Value Fund’s Class T Shares returned 4.33% compared with a 3.25% return for its benchmark, the Russell Midcap Value Index. Relative contributors included our stock selection in industrials and utilities, as well as our stock selection and overweight allocation to consumer staples. Stock selection in financials, materials and energy weighed on relative performance.

MARKET ENVIROMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, U.S. equities recaptured much of their post-“Brexit” slide.

CONTRIBUTORS

Casey’s is an Iowa-based owner of convenience stores predominantly in the Midwest, but is also expanding into the southeastern U.S. With Casey’s focus on small town retail locations, and ownership of most of its real estate, the company remains well positioned in the convenience store space as we believe it will continue to grow the store base 5% per year. The stock had a strong rebound late in the period from winter weakness as the company reported another solid quarter and provided 2017 goals that were largely as expected, and raised the dividend 9%.

Alliant Energy Corporation is a regulated utility that provides electric and natural gas service to customers in Illinois, Iowa, Minnesota and Wisconsin. Alliant has been a core utility holding in the portfolio and its shares benefited during the period as management provided a positive growth outlook as well as favorably negotiated expansion plans at one of its generating facilities during the first half of the period. The stock has also been buoyed by the favorable low interest rate environment in the U.S. We continue to like Alliant’s solid earnings and dividend growth.

Equity Lifestyle Properties is a real estate investment trust (REIT) that owns and operates senior-oriented manufactured housing communities and RV parks, primarily in vacation and second home destinations throughout the U.S. The company’s core business continues to strengthen, with occupancy near 93%. Secular trends and demographics also continue to be a tailwind for the stock, in our view. Rate-sensitive industries such as REITs rallied as the 10-year government bond rate fell during the one-year period to yield 1.44% despite the Fed’s rate hike at the end of 2015 and expectations early in 2016 that it would look to raise rates again sooner rather than later. The stock continues to be one of our largest positions in the portfolio.

DETRACTORS

Western Gas Partners LP is a publicly traded master limited partnership (MLP) formed by Anadarko Petroleum Corporation in 2007 to own and operate midstream oil and natural gas assets. Western’s stock underperformed

Janus Investment Fund	1

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

during the period due, in part, to weak commodity prices. We exited our position early in 2016.

Citizens Financial Group is a New England-based U.S. regional bank which was spun out of RBS in 2014. Management has outlined several drivers to improve the bank’s earnings power, including a restructured balance sheet, lower cost funding, growth in consumer products, and streamlined expenses. Citizens also has significant earnings leverage to a higher interest rate environment, which drove the stock’s underperformance early in 2016 as expectations for higher interest rates were reduced. Management’s guidance for 2016 expense growth also was disappointing. We continue to feel comfortable with the stock due to the valuation below tangible book value, minimal exposure to the energy sector and expectations of an improving return on equity.

CIT is a specialty lender focused on transportation finance, mainly in aerospace and railcars, as well as commercial lending, equipment and inventory financing. The acquisition of One West, which closed in late 2015, has allowed CIT to increase its deposit funding and maintain asset sensitivity. However, the low return on equity has disappointed investors. Late in 2015, CIT announced the CEO was retiring and that the company would explore either a spin-off or sale of its aerospace assets. However, during the first quarter of 2016, the stock underperformed largely due to a delay in communication of its strategic plan and the lack of additional asset sales. We took advantage of the decline in the stock to add to our position as we believe the sum-of-the-parts valuation is significantly higher than the current price, which is trading at a discount to tangible book value.

OUTLOOK AND POSITIONING

While equity markets continued their upward ascent, significant volatility appeared at the end of the period, given the fallout from the vote in the UK. Meanwhile, the list of risk factors continues to grow: economic uncertainty due to Brexit; anemic economic growth on a global basis; confusion regarding policy action or inaction of central banks around the world; high volatility in foreign exchange rates given the near zero/zero interest rate policies worldwide; commodity price swings; and assorted geopolitical events, including the upcoming U.S. election. Despite some breathtaking moves in many over-levered, volatile commodity exposed names, we don’t believe the “all clear” has been given to the bulk of the equities in the energy and materials spaces.

For the long-term, we believe equities are still the best alternative as cash is yielding near zero and bonds are offering a nominal return or, depending on your location, a negative return. Much of the return in the stock market has not been due to earnings growth, but rather a result of price/earnings (P/E) multiple expansion. The current interest rate environment of near zero or negative rates would seem to indicate that world economies are stagnating or in a deflationary environment, with both outcomes unappealing. The stagnant environment could prove challenging given multiples on stocks appear fully valued with profit growth sluggish at best absent continued massive levels of stock buyback activity. In a deflationary environment, corporate balance sheets that have taken advantage of extremely low interest rates would have difficulty covering interest expense as profits would be under pressure.

In a stagnant or deflationary scenario, a focus on the downside is our priority. Our focus on investing in what we believe to be high-quality companies with solid balance sheets, healthy free cash flow and a leading competitive position is intended to help provide a margin of safety in a challenging market. Risks have built up over the past few years and although short-term “bullish” events may certainly occur, caution is warranted given the uncertain events that may transpire.

Thank you for your continued co-investment with us in the Perkins Mid Cap Value Fund.

2	JUNE 30, 2016

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Casey's General Stores, Inc.	0.88%	Western Gas Partners LP	-0.82%
	Alliant Energy Corp.	0.86%	Citizens Financial Group, Inc.	-0.62%
	Equity LifeStyle Properties, Inc.	0.85%	CIT Group, Inc.	-0.45%
	Southwest Gas Corp.	0.83%	Invesco, Ltd.	-0.42%
	BWX Technologies, Inc.	0.71%	Kennametal, Inc.	-0.40%

	5 Top Performers - Sectors*
			Fund Weighting	Russell Midcap Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Staples	2.43%	10.45%	4.13%
	Industrials	1.72%	14.53%	9.69%
	Health Care	1.02%	5.80%	6.08%
	Consumer Discretionary	0.23%	4.47%	8.25%
	Utilities	0.05%	8.41%	12.30%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell Midcap Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	-1.96%	30.56%	33.58%
	Information Technology	-0.61%	10.25%	9.46%
	Materials	-0.60%	4.53%	6.11%
	Other**	-0.29%	4.88%	0.00%
	Energy	-0.09%	6.12%	8.82%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
ConAgra Foods, Inc.
Food Products	3.0%
Equity Lifestyle Properties, Inc.
Real Estate Investment Trusts (REITs)	2.7%
Torchmark Corp.
Insurance	2.7%
Synopsys, Inc.
Software	2.4%
Pinnacle West Capital Corp.
Electric Utilities	2.3%
13.1%

Asset Allocation - (% of Net Assets)
Common Stocks	94.0%
Repurchase Agreements	5.4%
Other	0.6%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

4	JUNE 30, 2016

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016					per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	4.05%	7.43%	6.77%	11.24%	0.84%
Class A Shares at MOP(1)	-1.92%	6.17%	6.14%	10.87%
Class C Shares at NAV(1)	3.70%	6.73%	6.04%	10.53%	1.54%
Class C Shares at CDSC(1)	2.87%	6.73%	6.04%	10.53%
Class D Shares(1)	4.39%	7.74%	7.05%	11.44%	0.58%
Class I Shares(1)	4.40%	7.75%	6.99%	11.41%	0.57%
Class L Shares(2)	4.41%	7.73%	7.14%	11.55%	0.69%
Class N Shares(1)	4.60%	7.65%	6.99%	11.41%	0.43%
Class R Shares(1)	3.80%	7.10%	6.42%	10.91%	1.19%
Class S Shares(1)	4.07%	7.37%	6.69%	11.15%	0.94%
Class T Shares(1)	4.33%	7.65%	6.99%	11.41%	0.69%
Russell Midcap Value Index	3.25%	11.70%	7.79%	9.51%
Morningstar Quartile - Class T Shares	1st	4th	2nd	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	63/480	323/406	126/343	6/142

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See important disclosures on the next page.

6	JUNE 30, 2016

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain new investors.

(2) Closed to new investors.

Janus Investment Fund	7

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,067.70	$4.16	$1,000.00	$1,020.84	$4.07	0.81%
Class C Shares	$1,000.00	$1,065.40	$6.52	$1,000.00	$1,018.55	$6.37	1.27%
Class D Shares	$1,000.00	$1,069.20	$2.62	$1,000.00	$1,022.33	$2.56	0.51%
Class I Shares	$1,000.00	$1,069.10	$2.62	$1,000.00	$1,022.33	$2.56	0.51%
Class L Shares	$1,000.00	$1,069.90	$2.32	$1,000.00	$1,022.63	$2.26	0.45%
Class N Shares	$1,000.00	$1,070.70	$1.80	$1,000.00	$1,023.12	$1.76	0.35%
Class R Shares	$1,000.00	$1,066.40	$5.60	$1,000.00	$1,019.44	$5.47	1.09%
Class S Shares	$1,000.00	$1,067.80	$4.37	$1,000.00	$1,020.64	$4.27	0.85%
Class T Shares	$1,000.00	$1,068.90	$3.04	$1,000.00	$1,021.93	$2.97	0.59%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2016

Perkins Mid Cap Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 94.0%
Aerospace & Defense – 1.8%
BWX Technologies, Inc.	2,067,411	$73,951,291
Beverages – 1.8%
Dr Pepper Snapple Group, Inc.	769,528	74,359,491
Building Products – 2.0%
Simpson Manufacturing Co., Inc.	1,991,252	79,590,342
Capital Markets – 2.0%
Invesco, Ltd.	3,156,354	80,613,281
Chemicals – 2.1%
FMC Corp.	471,261	21,824,097
Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	1,178,402	19,137,248
Westlake Chemical Corp.	1,013,403	43,495,257
		84,456,602
Commercial Banks – 5.2%
CIT Group, Inc.	962,271	30,706,068
Citizens Financial Group, Inc.	1,966,970	39,300,061
Fifth Third Bancorp	2,894,102	50,907,254
Umpqua Holdings Corp.	3,424,076	52,970,456
Wintrust Financial Corp.	785,103	40,040,253
		213,924,092
Commercial Services & Supplies – 1.6%
Republic Services, Inc.	432,956	22,214,972
Waste Connections, Inc.	624,997	45,031,034
		67,246,006
Communications Equipment – 1.3%
F5 Networks, Inc.*	447,644	50,959,793
Construction & Engineering – 1.0%
Valmont Industries, Inc.	296,421	40,096,869
Consumer Finance – 0.8%
Ally Financial, Inc.*	1,887,437	32,218,550
Containers & Packaging – 3.4%
Crown Holdings, Inc.*	1,751,578	88,752,457
Packaging Corp. of America	773,852	51,793,914
		140,546,371
Electric Utilities – 6.1%
Alliant Energy Corp.	2,245,254	89,136,584
Pinnacle West Capital Corp.	1,172,089	95,009,534
PNM Resources, Inc.	1,841,446	65,260,846
		249,406,964
Electrical Equipment – 1.0%
Generac Holdings, Inc.*	1,136,038	39,715,888
Energy Equipment & Services – 0.8%
Baker Hughes, Inc.	703,727	31,759,200
Food & Staples Retailing – 2.3%
Casey's General Stores, Inc.	702,819	92,427,727
Food Products – 5.6%
ConAgra Foods, Inc.	2,596,401	124,138,033
JM Smucker Co.	350,050	53,351,120
Mead Johnson Nutrition Co.	544,908	49,450,401
		226,939,554
Gas Utilities – 1.9%
Southwest Gas Corp.	1,003,246	78,965,493
Health Care Providers & Services – 5.5%
AmerisourceBergen Corp.	1,109,285	87,988,486
Laboratory Corp. of America Holdings*	620,295	80,805,830
Patterson Cos., Inc.	1,149,481	55,048,645
		223,842,961
Information Technology Services – 1.0%
Jack Henry & Associates, Inc.	229,814	20,055,868

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Mid Cap Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Total System Services, Inc.	390,757	$20,753,104
		40,808,972
Insurance – 8.2%
Allied World Assurance Co. Holdings AG	1,553,680	54,596,315
Marsh & McLennan Cos., Inc.	657,253	44,995,540
RenaissanceRe Holdings, Ltd.	448,027	52,616,291
Torchmark Corp.	1,765,158	109,122,068
XL Group PLC	2,224,710	74,105,090
		335,435,304
Internet & Catalog Retail – 0.6%
HSN, Inc.	518,823	25,386,009
Life Sciences Tools & Services – 1.2%
Agilent Technologies, Inc.	1,101,017	48,841,114
Machinery – 4.4%
Donaldson Co., Inc.	1,828,277	62,819,598
Lincoln Electric Holdings, Inc.	491,451	29,034,925
Trinity Industries, Inc.	2,411,469	44,780,979
Xylem, Inc.	958,687	42,805,375
		179,440,877
Marine – 0.5%
Kirby Corp.*	340,832	21,264,508
Media – 1.4%
Omnicom Group, Inc.	713,983	58,182,475
Metals & Mining – 2.2%
Compass Minerals International, Inc.	1,215,290	90,162,365
Multiline Retail – 0.8%
Kohl's Corp.	907,843	34,425,407
Oil, Gas & Consumable Fuels – 7.7%
Anadarko Petroleum Corp.	817,713	43,543,217
Cimarex Energy Co.	574,256	68,520,226
HollyFrontier Corp.	1,667,627	39,639,494
Newfield Exploration Co.*	947,839	41,875,527
Noble Energy, Inc.	1,531,673	54,941,110
Parsley Energy, Inc.*	877,746	23,751,807
Pioneer Natural Resources Co.	186,477	28,197,187
Southwestern Energy Co.*	1,218,717	15,331,460
		315,800,028
Real Estate Investment Trusts (REITs) – 11.6%
Alexandria Real Estate Equities, Inc.	492,375	50,970,660
Equity Lifestyle Properties, Inc.	1,372,854	109,896,963
Healthcare Trust of America, Inc. - Class A	2,018,242	65,269,946
Host Hotels & Resorts, Inc.	2,266,393	36,738,231
Lamar Advertising Co. - Class A	800,088	53,045,834
LaSalle Hotel Properties	1,265,723	29,845,748
Post Properties, Inc.	1,431,421	87,388,252
Potlatch Corp.	75,430	2,572,163
Weyerhaeuser Co.	1,274,966	37,955,738
		473,683,535
Road & Rail – 1.3%
CSX Corp.	2,076,480	54,154,598
Semiconductor & Semiconductor Equipment – 1.2%
Analog Devices, Inc.	861,339	48,786,241
Software – 4.4%
Check Point Software Technologies, Ltd.*	1,023,499	81,552,400
Synopsys, Inc.*	1,824,985	98,695,189
		180,247,589
Specialty Retail – 0.6%
Williams-Sonoma, Inc.	468,735	24,435,156

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Perkins Mid Cap Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Trading Companies & Distributors – 0.7%
GATX Corp.	618,276	$27,185,596
Total Common Stocks (cost $3,229,947,036)		3,839,260,249
Repurchase Agreements – 5.4%
ING Financial Markets LLC, 0.2700%, dated 6/30/16, maturing 7/1/16 to be repurchased at $100,000,750 collateralized by $99,675,000 in U.S. Treasuries 0.8750% - 2.5000%, 4/15/19 - 2/15/45 with a value of $102,004,017	$100,000,000	100,000,000
Undivided interest of 20.6% in a joint repurchase agreement (principal amount $209,600,000 with a maturity value of $209,601,572) with ING Financial Markets LLC, 0.2700%, dated 6/30/16, maturing 7/1/16 to be repurchased at $43,100,323 collateralized by $204,074,000 in U.S. Treasuries 0.7500% - 3.6250%, 1/15/17 - 2/15/46 with a value of $213,794,712	43,100,000	43,100,000
Undivided interest of 37.5% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,001,944) with RBC Capital Markets Corp., 0.3500%, dated 6/30/16, maturing 7/1/16 to be repurchased at $75,000,729 collateralized by $198,230,600 in U.S. Treasuries 0% - 7.6250%, 10/13/16 - 2/15/41 with a value of $204,000,053	75,000,000	75,000,000
Total Repurchase Agreements (cost $218,100,000)		218,100,000
Total Investments (total cost $3,448,047,036) – 99.4%		4,057,360,249
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		26,499,575
Net Assets – 100%		$4,083,859,824

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,956,670,601	97.5%
Israel	81,552,400	2.0
Canada	19,137,248	0.5

Total	$4,057,360,249	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 3,839,260,249	$ -	$ -
Repurchase Agreements	-	218,100,000	-
Total Assets	$ 3,839,260,249	$ 218,100,000	$ -

12	JUNE 30, 2016

Perkins Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$3,448,047,036
Unaffiliated investments, at value	3,839,260,249
Repurchase agreements, at value	218,100,000
Cash	54,832
Non-interested Trustees' deferred compensation	73,936
Receivables:
Investments sold	66,496,578
Dividends	6,763,703
Fund shares sold	1,608,359
Interest	1,802
Other assets	13,571
Total Assets	4,132,373,030
Liabilities:
Payables:	—
Investments purchased	40,136,222
Fund shares repurchased	5,818,618
Advisory fees	1,200,878
Transfer agent fees and expenses	671,007
12b-1 Distribution and shareholder servicing fees	162,360
Non-interested Trustees' deferred compensation fees	73,936
Professional fees	46,831
Fund administration fees	31,796
Non-interested Trustees' fees and expenses	27,923
Custodian fees	933
Accrued expenses and other payables	342,702
Total Liabilities	48,513,206
Net Assets	$4,083,859,824

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,259,545,115
Undistributed net investment income/(loss)	7,605,621
Undistributed net realized gain/(loss) from investments and foreign currency transactions	207,362,476
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	609,346,612
Total Net Assets	$4,083,859,824
Net Assets - Class A Shares	$135,180,525
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,162,176
Net Asset Value Per Share(2)	$16.56
Maximum Offering Price Per Share(3)	$17.57
Net Assets - Class C Shares	$83,843,877
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,150,549
Net Asset Value Per Share(2)	$16.28
Net Assets - Class D Shares	$774,433,044
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,304,287
Net Asset Value Per Share	$16.37
Net Assets - Class I Shares	$1,009,680,559
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,604,834
Net Asset Value Per Share	$16.39
Net Assets - Class L Shares	$9,630,142
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	577,078
Net Asset Value Per Share	$16.69
Net Assets - Class N Shares	$109,571,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,703,618
Net Asset Value Per Share	$16.35
Net Assets - Class R Shares	$72,868,350
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,449,593
Net Asset Value Per Share	$16.38
Net Assets - Class S Shares	$171,631,814
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,377,178
Net Asset Value Per Share	$16.54
Net Assets - Class T Shares	$1,717,020,146
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104,458,071
Net Asset Value Per Share	$16.44

(1) Includes cost of repurchase agreements of $218,100,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2016

Perkins Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$82,783,076
Interest	319,912
Total Investment Income	83,102,988
Expenses:
Advisory fees	15,109,781
12b-1Distribution and shareholder servicing fees:
Class A Shares	402,793
Class C Shares	556,016
Class R Shares	377,221
Class S Shares	429,588
Transfer agent administrative fees and expenses:
Class D Shares	920,628
Class L Shares	26,802
Class R Shares	191,865
Class S Shares	434,457
Class T Shares	4,793,198
Transfer agent networking and omnibus fees:
Class A Shares	306,607
Class C Shares	125,357
Class I Shares	1,405,072
Other transfer agent fees and expenses:
Class A Shares	15,586
Class C Shares	11,432
Class D Shares	166,043
Class I Shares	46,516
Class L Shares	304
Class N Shares	1,952
Class R Shares	2,290
Class S Shares	3,038
Class T Shares	27,370
Shareholder reports expense	416,755
Fund administration fees	393,924
Registration fees	103,466
Non-interested Trustees’ fees and expenses	99,905
Professional fees	50,502
Custodian fees	26,413
Other expenses	392,182
Total Expenses	26,837,063
Less: Excess Expense Reimbursement	(622,391)
Net Expenses	26,214,672
Net Investment Income/(Loss)	56,888,316
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	542,810,988
Total Net Realized Gain/(Loss) on Investments	542,810,988
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(458,287,593)
Total Change in Unrealized Net Appreciation/Depreciation	(458,287,593)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$141,411,711

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$56,888,316	$69,594,101
Net realized gain/(loss) on investments	542,810,988	964,397,666
Change in unrealized net appreciation/depreciation	(458,287,593)	(995,297,890)
Net Increase/(Decrease) in Net Assets Resulting from Operations	141,411,711	38,693,877
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,698,730)	(5,940,967)
Class C Shares	(500,525)	(1,728,498)
Class D Shares	(11,130,073)	(26,626,446)
Class I Shares	(14,495,344)	(60,085,448)
Class L Shares	(142,363)	(525,737)
Class N Shares	(2,041,437)	(11,502,967)
Class R Shares	(585,060)	(1,915,197)
Class S Shares	(1,699,048)	(4,806,203)
Class T Shares	(25,414,179)	(87,392,023)
Total Dividends from Net Investment Income	(57,706,759)	(200,523,486)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(29,942,225)	(59,097,635)
Class C Shares	(17,727,394)	(27,692,822)
Class D Shares	(142,347,912)	(170,540,333)
Class I Shares	(189,691,266)	(387,019,885)
Class L Shares	(1,986,390)	(3,550,347)
Class N Shares	(23,497,603)	(68,277,150)
Class R Shares	(14,356,777)	(20,399,307)
Class S Shares	(31,143,304)	(49,292,220)
Class T Shares	(357,021,685)	(615,613,262)
Total Distributions from Net Realized Gain from Investment Transactions	(807,714,556)	(1,401,482,961)
Net Decrease from Dividends and Distributions to Shareholders	(865,421,315)	(1,602,006,447)
Capital Share Transactions:
Class A Shares	(54,004,929)	(193,990,109)
Class C Shares	(15,988,021)	(14,966,319)
Class D Shares	68,715,035	81,488,051
Class I Shares	(229,019,440)	(457,209,582)
Class L Shares	(1,217,896)	(6,278,399)
Class N Shares	(148,408,302)	(39,656,477)
Class R Shares	(3,936,546)	(15,486,508)
Class S Shares	(1,023,453)	(135,984,424)
Class T Shares	(372,555,425)	(890,075,814)
Net Increase/(Decrease) from Capital Share Transactions	(757,438,977)	(1,672,159,581)
Net Increase/(Decrease) in Net Assets	(1,481,448,581)	(3,235,472,151)
Net Assets:
Beginning of period	5,565,308,405	8,800,780,556
End of period	$4,083,859,824	$5,565,308,405

Undistributed Net Investment Income/(Loss)	$7,605,621	$25,173,801

See Notes to Financial Statements.

16	JUNE 30, 2016

Perkins Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$19.87	$25.00	$23.96		$20.93	$23.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.18(1)	0.26(1)		0.28	0.18
Net realized and unrealized gain/(loss)	0.29	(0.07)	4.14		3.66	(1.15)
Total from Investment Operations	0.48	0.11	4.40		3.94	(0.97)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.48)	(0.29)		(0.13)	(0.13)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)		(0.78)	(1.63)
Total Dividends and Distributions	(3.79)	(5.24)	(3.36)		(0.91)	(1.76)
Net Asset Value, End of Period	$16.56	$19.87	$25.00		$23.96	$20.93
Total Return*	4.05%	0.11%	19.72%		19.33%	(3.84)%
Net Assets, End of Period (in thousands)	$135,181	$217,358	$476,695		$896,589	$1,157,423
Average Net Assets for the Period (in thousands)	$163,545	$313,048	$729,640		$996,195	$1,198,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.84%	0.93%		1.00%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.84%	0.93%		0.95%	1.02%
Ratio of Net Investment Income/(Loss)	1.06%	0.79%	1.06%		0.98%	0.98%
Portfolio Turnover Rate	65%	49%	51%		60%	54%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.55	$24.66	$23.65	$20.74	$23.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.02(1)	0.08(1)	0.03	0.01
Net realized and unrealized gain/(loss)	0.29	(0.07)	4.08	3.70	(1.14)
Total from Investment Operations	0.42	(0.05)	4.16	3.73	(1.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.30)	(0.08)	(0.04)	—(2)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(3.69)	(5.06)	(3.15)	(0.82)	(1.63)
Net Asset Value, End of Period	$16.28	$19.55	$24.66	$23.65	$20.74
Total Return*	3.70%	(0.62)%	18.83%	18.45%	(4.58)%
Net Assets, End of Period (in thousands)	$83,844	$115,667	$160,595	$189,096	$210,874
Average Net Assets for the Period (in thousands)	$94,474	$140,888	$177,414	$203,923	$217,116
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.54%	1.70%	1.72%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.54%	1.68%	1.71%	1.77%
Ratio of Net Investment Income/(Loss)	0.78%	0.07%	0.35%	0.24%	0.23%
Portfolio Turnover Rate	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.71	$25.04	$24.03	$20.96	$23.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.22(1)	0.34(1)	0.30	0.24
Net realized and unrealized gain/(loss)	0.30	(0.05)	4.13	3.72	(1.16)
Total from Investment Operations	0.53	0.17	4.47	4.02	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.74)	(0.39)	(0.17)	(0.20)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(3.87)	(5.50)	(3.46)	(0.95)	(1.83)
Net Asset Value, End of Period	$16.37	$19.71	$25.04	$24.03	$20.96
Total Return*	4.39%	0.37%	20.00%	19.72%	(3.57)%
Net Assets, End of Period (in thousands)	$774,433	$827,954	$939,775	$869,066	$818,836
Average Net Assets for the Period (in thousands)	$767,190	$894,102	$905,095	$840,920	$848,059
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.53%	0.58%	0.65%	0.68%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.58%	0.65%	0.68%	0.74%
Ratio of Net Investment Income/(Loss)	1.36%	1.01%	1.39%	1.27%	1.26%
Portfolio Turnover Rate	65%	49%	51%	60%	54%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.72	$25.04	$24.02	$20.95	$23.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.25(1)	0.34(1)	0.34	0.23
Net realized and unrealized gain/(loss)	0.29	(0.07)	4.15	3.68	(1.15)
Total from Investment Operations	0.53	0.18	4.49	4.02	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.74)	(0.40)	(0.17)	(0.21)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(3.86)	(5.50)	(3.47)	(0.95)	(1.84)
Net Asset Value, End of Period	$16.39	$19.72	$25.04	$24.02	$20.95
Total Return*	4.40%	0.40%	20.07%	19.71%	(3.58)%
Net Assets, End of Period (in thousands)	$1,009,681	$1,407,953	$2,290,695	$3,033,537	$3,412,395
Average Net Assets for the Period (in thousands)	$1,070,715	$1,967,896	$2,674,830	$3,245,850	$3,277,486
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%	0.57%	0.63%	0.63%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.57%	0.63%	0.63%	0.73%
Ratio of Net Investment Income/(Loss)	1.37%	1.10%	1.39%	1.32%	1.28%
Portfolio Turnover Rate	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2016

Perkins Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.99	$25.31	$24.26	$21.12	$23.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.22(1)	0.34(1)	2.82	1.89
Net realized and unrealized gain/(loss)	0.31	(0.08)	4.18	1.25	(2.82)
Total from Investment Operations	0.55	0.14	4.52	4.07	(0.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.70)	(0.40)	(0.15)	(0.22)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(3.85)	(5.46)	(3.47)	(0.93)	(1.85)
Net Asset Value, End of Period	$16.69	$19.99	$25.31	$24.26	$21.12
Total Return*	4.41%	0.25%	20.02%	19.77%	(3.59)%
Net Assets, End of Period (in thousands)	$9,630	$12,608	$22,872	$24,332	$33,875
Average Net Assets for the Period (in thousands)	$10,732	$17,713	$24,042	$29,252	$54,047
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.69%	0.75%	0.77%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.69%	0.68%	0.60%	0.77%
Ratio of Net Investment Income/(Loss)	1.36%	0.96%	1.36%	1.38%	1.27%
Portfolio Turnover Rate	65%	49%	51%	60%	54%

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Period	$19.69	$25.05	$24.03	$20.95	$20.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.26(1)	0.38(1)	0.31	(0.04)
Net realized and unrealized gain/(loss)	0.31	(0.06)	4.14	3.74	0.55
Total from Investment Operations	0.56	0.20	4.52	4.05	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.80)	(0.43)	(0.19)	—
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	—
Total Dividends and Distributions	(3.90)	(5.56)	(3.50)	(0.97)	—
Net Asset Value, End of Period	$16.35	$19.69	$25.05	$24.03	$20.95
Total Return*	4.60%	0.51%	20.25%	19.89%	2.50%
Net Assets, End of Period (in thousands)	$109,571	$281,522	$398,115	$222,244	$21,405
Average Net Assets for the Period (in thousands)	$142,854	$348,342	$306,197	$129,631	$8,142
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.38%	0.43%	0.49%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.38%	0.43%	0.49%	0.52%	0.57%
Ratio of Net Investment Income/(Loss)	1.43%	1.17%	1.57%	1.44%	(3.02)%
Portfolio Turnover Rate	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.68	$24.86	$23.83	$20.86	$23.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.09(1)	0.19(1)	0.16	0.10
Net realized and unrealized gain/(loss)	0.31	(0.06)	4.11	3.69	(1.14)
Total from Investment Operations	0.44	0.03	4.30	3.85	(1.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.45)	(0.20)	(0.10)	(0.06)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(3.74)	(5.21)	(3.27)	(0.88)	(1.69)
Net Asset Value, End of Period	$16.38	$19.68	$24.86	$23.83	$20.86
Total Return*	3.80%	(0.26)%	19.35%	18.97%	(4.15)%
Net Assets, End of Period (in thousands)	$72,868	$89,478	$127,464	$163,302	$161,056
Average Net Assets for the Period (in thousands)	$76,746	$106,006	$143,754	$162,747	$157,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.19%	1.25%	1.26%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.19%	1.25%	1.26%	1.34%
Ratio of Net Investment Income/(Loss)	0.77%	0.43%	0.77%	0.69%	0.66%
Portfolio Turnover Rate	65%	49%	51%	60%	54%

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.84	$24.98	$23.91	$20.90	$23.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.15(1)	0.25(1)	0.23	0.16
Net realized and unrealized gain/(loss)	0.31	(0.07)	4.13	3.69	(1.15)
Total from Investment Operations	0.49	0.08	4.38	3.92	(0.99)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.46)	(0.24)	(0.13)	(0.12)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(3.79)	(5.22)	(3.31)	(0.91)	(1.75)
Net Asset Value, End of Period	$16.54	$19.84	$24.98	$23.91	$20.90
Total Return*	4.07%	(0.01)%	19.65%	19.27%	(3.90)%
Net Assets, End of Period (in thousands)	$171,632	$198,232	$387,978	$709,171	$794,421
Average Net Assets for the Period (in thousands)	$173,783	$269,177	$536,193	$770,990	$795,213
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.94%	0.99%	1.02%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.94%	0.99%	1.01%	1.09%
Ratio of Net Investment Income/(Loss)	1.03%	0.68%	1.00%	0.93%	0.92%
Portfolio Turnover Rate	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2016

Perkins Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.76	$25.05	$24.01	$20.96	$23.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.21(1)	0.32(1)	0.32	0.23
Net realized and unrealized gain/(loss)	0.31	(0.06)	4.14	3.67	(1.17)
Total from Investment Operations	0.53	0.15	4.46	3.99	(0.94)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.68)	(0.35)	(0.16)	(0.17)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(3.85)	(5.44)	(3.42)	(0.94)	(1.80)
Net Asset Value, End of Period	$16.44	$19.76	$25.05	$24.01	$20.96
Total Return*	4.33%	0.26%	19.96%	19.56%	(3.66)%
Net Assets, End of Period (in thousands)	$1,717,020	$2,414,536	$3,996,592	$5,584,059	$6,202,441
Average Net Assets for the Period (in thousands)	$1,917,279	$3,167,714	$4,815,160	$6,004,535	$6,737,743
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.69%	0.74%	0.77%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.69%	0.73%	0.76%	0.83%
Ratio of Net Investment Income/(Loss)	1.29%	0.94%	1.29%	1.19%	1.16%
Portfolio Turnover Rate	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Perkins Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

22	JUNE 30, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	23

Perkins Mid Cap Value Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

24	JUNE 30, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Janus Investment Fund	25

Perkins Mid Cap Value Fund

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

26	JUNE 30, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$143,100,000	$—	$(143,100,000)	$—
RBC Capital Markets Corp.	75,000,000	—	(75,000,000)	—

Total	$218,100,000	$—	$(218,100,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

Janus Investment Fund	27

Perkins Mid Cap Value Fund

Notes to Financial Statements

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.34%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.89% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. The previous expense limit until November 1, 2015 was 0.77%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Perkins Mid Cap Value Fund

Notes to Financial Statements

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account

Janus Investment Fund	29

Perkins Mid Cap Value Fund

Notes to Financial Statements

balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $7,291.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $3,607.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $23,641,693 in purchases and $17,317,427 in sales, resulting in a net realized gain of $22,999. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)

$ 7,679,556	$ 219,211,487	$ -	$ -	$ -	$ (40,536)	$597,464,202

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

30	JUNE 30, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,459,896,047	$713,871,950	$(116,407,748)	$ 597,464,202

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 57,706,759	$ 807,714,556	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 300,105,065	$ 1,301,901,382	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss

$ 37,131,829	$ (16,749,737)	$ (20,382,092)

Capital has been adjusted by $37,131,829, including $34,417,817 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	31

Perkins Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,155,941	$ 19,255,138	1,943,164	$ 42,170,169
Reinvested dividends and distributions	1,693,667	25,845,365	2,702,929	54,491,054
Shares repurchased	(5,628,723)	(99,105,432)	(12,773,517)	(290,651,332)
Net Increase/(Decrease)	(2,779,115)	$ (54,004,929)	(8,127,424)	$ (193,990,109)
Class C Shares:
Shares sold	526,388	$ 8,495,389	619,844	$ 13,002,164
Reinvested dividends and distributions	963,032	14,483,996	1,182,289	23,551,202
Shares repurchased	(2,256,327)	(38,967,406)	(2,398,028)	(51,519,685)
Net Increase/(Decrease)	(766,907)	$ (15,988,021)	(595,895)	$ (14,966,319)
Class D Shares:
Shares sold	1,093,938	$ 18,103,075	995,769	$ 21,649,556
Reinvested dividends and distributions	9,962,485	150,035,030	9,625,261	192,312,707
Shares repurchased	(5,760,302)	(99,423,070)	(6,138,814)	(132,474,212)
Net Increase/(Decrease)	5,296,121	$ 68,715,035	4,482,216	$ 81,488,051
Class I Shares:
Shares sold	12,954,866	$ 215,407,118	24,096,092	$ 556,042,706
Reinvested dividends and distributions	12,605,121	190,085,231	20,070,726	401,213,809
Shares repurchased	(35,363,564)	(634,511,789)	(64,229,193)	(1,414,466,097)
Net Increase/(Decrease)	(9,803,577)	$(229,019,440)	(20,062,375)	$ (457,209,582)
Class L Shares:
Shares sold	2,284	$ 36,286	38,877	$ 796,226
Reinvested dividends and distributions	134,817	2,069,447	164,546	3,335,352
Shares repurchased	(190,808)	(3,323,629)	(476,359)	(10,409,977)
Net Increase/(Decrease)	(53,707)	$ (1,217,896)	(272,936)	$ (6,278,399)
Class N Shares:
Shares sold	979,760	$ 16,030,134	2,375,269	$ 53,937,500
Reinvested dividends and distributions	1,688,622	25,363,097	3,969,655	79,154,920
Shares repurchased	(10,263,654)	(189,801,533)	(7,940,835)	(172,748,897)
Net Increase/(Decrease)	(7,595,272)	$(148,408,302)	(1,595,911)	$ (39,656,477)
Class R Shares:
Shares sold	798,905	$ 13,420,889	968,265	$ 20,947,984
Reinvested dividends and distributions	912,425	13,786,736	1,032,663	20,663,587
Shares repurchased	(1,808,472)	(31,144,171)	(2,581,917)	(57,098,079)
Net Increase/(Decrease)	(97,142)	$ (3,936,546)	(580,989)	$ (15,486,508)
Class S Shares:
Shares sold	4,513,174	$ 75,809,318	2,887,949	$ 64,680,302
Reinvested dividends and distributions	2,153,814	32,824,131	2,678,387	53,969,494
Shares repurchased	(6,280,343)	(109,656,902)	(11,107,693)	(254,634,220)
Net Increase/(Decrease)	386,645	$ (1,023,453)	(5,541,357)	$ (135,984,424)
Class T Shares:
Shares sold	5,029,437	$ 85,339,540	10,089,893	$ 221,831,258
Reinvested dividends and distributions	24,955,804	377,581,309	34,237,171	686,112,906
Shares repurchased	(47,735,341)	(835,476,274)	(81,681,244)	(1,798,019,978)
Net Increase/(Decrease)	(17,750,100)	$(372,555,425)	(37,354,180)	$ (890,075,814)

32	JUNE 30, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,775,281,648	$4,339,576,333	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Perkins Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Perkins Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

34	JUNE 30, 2016

Perkins Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$842,132,373
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

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Perkins Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

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Notes

NotesPage3

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3623				125-02-93032 08-16

ANNUAL REPORT June 30, 2016

Perkins Select Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Select Value Fund

Perkins Select Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2016, Perkins Select Value Fund’s Class I Shares returned 4.50%, while the Fund’s benchmark, the Russell 3000 Value Index, returned 2.42%. Our stock selection in financials, industrials and consumer discretionary aided our relative outperformance. Relative detractors included stock selection in energy and our zero weighting to utilities and telecommunication services. In aggregate, cash was a negative.

MARKET ENVIORNMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, U.S. equities recaptured much of their post-Brexit slide.

CONTRIBUTORS

The largest individual contributor to performance was Casey’s General Stores. Casey’s is an Iowa-based owner of convenience stores predominantly in the Midwest, but is also expanding into the Southeastern U.S. With Casey’s focus on small town retail locations, and ownership of most of its real estate, the company remains well positioned in the convenience store space as we believe they will continue to grow the store base 5% per year. The steep decline in crude oil, and ultimately gasoline prices, during the first part of the period were a significant reason for the stocks strong performance during the period. Gasoline margins at Casey’s typically benefit when wholesale gasoline prices decline as retail prices at the pump are stickier on the way down. Moreover, the stock had a strong rebound late in the period from winter weakness as the company reported another solid quarter and provided 2017 goals that were largely as expected, and raised the dividend 9%. While we did trim some of our holdings on price strength, Casey’s remains our largest holding in the Fund.

Johnson & Johnson performed well in the period as the company reported better-than-expected earnings, and raised full-year guidance. The announcement during the fourth quarter of 2015 of an additional $10 billion buyback program also boosted performance. In our view, the company continues to be a safe-haven investment as it has maintained superior financial flexibility with its net cash balance sheet, stable free-cash-flow generation, and a history of disciplined capital allocation. Johnson & Johnson remains one of the Fund’s largest holdings.

Another leading contributor was Standard Motor Products, a manufacturer of replacement auto parts predominantly for the aftermarket. Standard operates two segments: Engine Management and Temperature Control. We believe the company is positioned to have above average-growth driven by all-time high miles driven, increasing engine complexity, and an aging automobile fleet. The stock was a strong contributor as the company posted strong operating results during the second quarter of 2016 in both segments. We like its strong balance sheet, competitive position and defensive characteristics.

Janus Investment Fund	1

Perkins Select Value Fund (unaudited)

DETRACTORS

The leading individual detractor during the period was Cone Midstream Partners LP, a Pennsylvania based master limited partnership (MLP) that operates and develops natural gas gathering pipelines and related midstream assets to service its sponsors, Consol Energy Inc. and Noble Energy Inc. Cone Midstream’s shares underperformed during the period as investors became increasingly concerned with the prospects of the company having to decrease its mid- to high-teens distribution growth forecast as its sponsor companies announced plans to slow their drilling program and production growth rates in the Marcellus shale play. Cone Midstream reported solid quarterly earnings results throughout the period and protected its strong balance sheet but the stock was also impacted by the broad based sell-off in MLP stocks on concerns of tightening capital market access for the entire sector. We exited our position during the period

Western Gas Partners LP is a publicly traded master limited partnership (MLP) formed by Anadarko Petroleum Corporation in 2007 to own and operate midstream oil and natural gas assets. Western’s stock underperformed during the period due, in part, to weak commodity prices. We exited our position.

Plains All American Pipeline LP, a master limited partnership (MLP) that owns and operates crude oil and natural gas infrastructure assets, also detracted. Plains’ shares came under pressure as the market became increasingly concerned with the prospect of a cut to limited partner distributions, market stress on its publicly traded general partner and the ability for the company to access capital markets to fund its future growth plans. We exited our position.

OUTLOOK AND POSITIONING

While equity markets continued their upward ascent, significant volatility appeared at the end of the period given the fallout from the Brexit vote in the UK. Meanwhile, the list of risk factors continues to grow; anemic economic growth on a global basis; confusion regarding policy action or inaction of central banks around the world; high volatility in foreign exchange rates given the near zero/zero interest rate policies worldwide; commodity price swings; and assorted geopolitical events, including the upcoming U.S. election. These would be less worrisome if the U.S. market was cheaper, but at 26x the previous 10 years’ cyclically adjusted earnings, it does not seem as if these risks are priced into the market as a whole. We believe our quality-focused value stocks should perform relatively well in a choppy or negative market.

For the long term, we are more constructive and believe that equities are still a better alternative to cash which is yielding near zero, and are a better alternative to bonds which offer a nominal return, or depending on your location, a negative return. Zero interest rates, or in some cases negative interest rates, indicate that economies are not in a strong position and much of the return in the stock market has not been due to earnings growth, but rather a result of price/earnings (P/E) multiple expansion. This near zero or zero rate monetary policy over the longer term would seem to indicate that world economies are stagnant or in a deflationary environment with both outcomes unappealing. The stagnant environment could prove challenging given multiples on stocks appear fully valued and the profit growth would be sluggish at best. In a deflationary environment, corporate balance sheets that have taken advantage of extremely low interest rates would have difficulty covering interest expense as profits would be under pressure.

In either scenario, a focus on the downside scenario is our top priority. Our focus on investing in what we believe to be high-quality companies with solid balance sheets, healthy free cash flow and a leading competitive position is intended to help provide a margin of safety in a challenging market, as well as good participation in a stronger environment.

Thank you for your investment with us in Perkins Select Value Fund.

2	JUNE 30, 2016

Perkins Select Value Fund (unaudited)

Fund At A Glance

June 30, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Casey's General Stores, Inc.	1.73%	Cone Midstream Partners LP	-1.06%
	Johnson & Johnson	0.88%	Western Gas Partners LP	-0.64%
	Standard Motor Products, Inc.	0.77%	Plains All American Pipeline LP	-0.62%
	Stryker Corp.	0.66%	Anadarko Petroleum Corporation	-0.51%
	Waste Connections, Inc.	0.61%	Tidewater Inc.	-0.45%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 3000 Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	2.78%	21.32%	30.50%
	Industrials	1.74%	17.53%	10.32%
	Consumer Discretionary	1.53%	3.75%	5.60%
	Consumer Staples	1.25%	5.36%	6.83%
	Information Technology	0.89%	10.58%	11.18%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 3000 Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Energy	-2.57%	7.01%	12.38%
	Utilities	-1.69%	0.00%	6.54%
	Other**	-0.74%	10.70%	0.00%
	Telecommunication Services	-0.47%	0.00%	2.51%
	Materials	-0.38%	2.77%	2.84%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Perkins Select Value Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
Casey's General Stores, Inc.
Food & Staples Retailing	3.8%
Johnson & Johnson
Pharmaceuticals	3.7%
UniFirst Corp.
Commercial Services & Supplies	3.5%
Compass Minerals International, Inc.
Metals & Mining	3.4%
Laboratory Corp. of America Holdings
Health Care Providers & Services	3.2%
17.6%

Asset Allocation - (% of Net Assets)
Common Stocks	82.3%
Repurchase Agreements	18.0%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

4	JUNE 30, 2016

Perkins Select Value Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016			per the October 28, 2015 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	4.22%	10.88%	1.16%	1.01%
Class A Shares at MOP	-1.76%	9.44%
Class C Shares at NAV	3.44%	10.05%	1.96%	1.81%
Class C Shares at CDSC	2.47%	10.05%
Class D Shares(1)	4.46%	11.13%	0.99%	0.79%
Class I Shares	4.50%	11.26%	0.84%	0.70%
Class S Shares	4.41%	10.77%	1.23%	1.13%
Class T Shares	4.43%	11.05%	1.01%	0.89%
Russell 3000 Value Index	2.42%	14.70%
Morningstar Quartile - Class I Shares	1st	4th
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	55/480	364/425

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Perkins Select Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

6	JUNE 30, 2016

Perkins Select Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,062.70	$5.23	$1,000.00	$1,019.79	$5.12	1.02%
Class C Shares	$1,000.00	$1,059.90	$9.37	$1,000.00	$1,015.76	$9.17	1.83%
Class D Shares	$1,000.00	$1,064.40	$3.90	$1,000.00	$1,021.08	$3.82	0.76%
Class I Shares	$1,000.00	$1,065.30	$3.65	$1,000.00	$1,021.33	$3.57	0.71%
Class S Shares	$1,000.00	$1,064.50	$4.72	$1,000.00	$1,020.29	$4.62	0.92%
Class T Shares	$1,000.00	$1,064.30	$4.41	$1,000.00	$1,020.59	$4.32	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Perkins Select Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 82.3%
Auto Components – 1.0%
Standard Motor Products, Inc.	20,000	$795,600
Biotechnology – 1.1%
AbbVie, Inc.	14,000	866,740
Capital Markets – 1.9%
Cohen & Steers, Inc.	16,000	647,040
Invesco, Ltd.	35,000	893,900
		1,540,940
Commercial Banks – 5.4%
Citizens Financial Group, Inc.	70,000	1,398,600
Columbia Banking System, Inc.	14,000	392,840
S&T Bancorp, Inc.	16,000	391,200
Umpqua Holdings Corp.	100,000	1,547,000
Wells Fargo & Co.	15,000	709,950
		4,439,590
Commercial Services & Supplies – 7.6%
Cintas Corp.	18,000	1,766,340
UniFirst Corp.	25,000	2,893,000
Waste Connections, Inc.	22,000	1,585,100
		6,244,440
Communications Equipment – 1.4%
F5 Networks, Inc.*	10,000	1,138,400
Electrical Equipment – 0.9%
Generac Holdings, Inc.*	20,000	699,200
Food & Staples Retailing – 3.8%
Casey's General Stores, Inc.	24,000	3,156,240
Health Care Equipment & Supplies – 2.0%
Stryker Corp.	14,000	1,677,620
Health Care Providers & Services – 6.4%
AmerisourceBergen Corp.	22,000	1,745,040
Laboratory Corp. of America Holdings*	20,000	2,605,400
Premier, Inc. - Class A*	28,000	915,600
		5,266,040
Health Care Technology – 1.4%
Omnicell, Inc.*	34,000	1,163,820
Hotels, Restaurants & Leisure – 2.1%
Cedar Fair LP	30,000	1,734,600
Household Durables – 0.5%
WCI Communities, Inc.*	25,000	422,500
Information Technology Services – 1.1%
Jack Henry & Associates, Inc.	10,000	872,700
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific, Inc.	5,000	738,800
Machinery – 4.0%
Donaldson Co., Inc.	60,000	2,061,600
Timken Co.	28,000	858,480
Trinity Industries, Inc.	20,000	371,400
		3,291,480
Marine – 1.9%
Irish Continental Group PLC	200,000	935,669
Kirby Corp.*	10,000	623,900
		1,559,569
Metals & Mining – 3.4%
Compass Minerals International, Inc.	38,000	2,819,220
Oil, Gas & Consumable Fuels – 7.6%
Anadarko Petroleum Corp.	16,000	852,000
Delek US Holdings, Inc.	40,000	528,400
Enterprise Products Partners LP	30,000	877,800
HollyFrontier Corp.	45,000	1,069,650
Lone Pine Resources Canada, Ltd.*,§	212,919	84,060

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2016

Perkins Select Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Lone Pine Resources, Inc.*,§	212,919	$80,909
Magellan Midstream Partners LP	24,000	1,824,000
Occidental Petroleum Corp.	12,000	906,720
		6,223,539
Pharmaceuticals – 8.0%
Johnson & Johnson	25,000	3,032,500
Merck & Co., Inc.	36,000	2,073,960
Novartis AG (ADR)	18,000	1,485,180
		6,591,640
Professional Services – 0.9%
Robert Half International, Inc.	20,000	763,200
Real Estate Investment Trusts (REITs) – 9.2%
Alexandria Real Estate Equities, Inc.	8,000	828,160
AvalonBay Communities, Inc.	6,000	1,082,340
EastGroup Properties, Inc.	10,000	689,200
Equity Commonwealth*	18,000	524,340
Healthcare Trust of America, Inc. - Class A	40,000	1,293,600
Lamar Advertising Co. - Class A	12,000	795,600
LaSalle Hotel Properties	15,000	353,700
Potlatch Corp.	24,000	818,400
Weyerhaeuser Co.	40,000	1,190,800
		7,576,140
Road & Rail – 2.5%
CSX Corp.	24,000	625,920
Kansas City Southern	6,000	540,540
Union Pacific Corp.	10,000	872,500
		2,038,960
Software – 4.5%
Check Point Software Technologies, Ltd.*	16,000	1,274,880
Synopsys, Inc.*	44,000	2,379,520
		3,654,400
Specialty Retail – 0.6%
Williams-Sonoma, Inc.	10,000	521,300
Thrifts & Mortgage Finance – 2.2%
OceanFirst Financial Corp.	100,000	1,817,000
Total Common Stocks (cost $57,007,741)		67,613,678
Repurchase Agreements(a) – 18.0%
Undivided interest of 7.1% in a joint repurchase agreement (principal amount $209,600,000 with a maturity value of $209,601,572) with ING Financial Markets LLC, 0.2700%, dated 6/30/16, maturing 7/1/16 to be repurchased at $14,800,111 collateralized by $204,074,000 in U.S. Treasuries 0.7500% - 3.6250%, 1/15/17 - 2/15/46 with a value of $213,794,712 (cost $14,800,000)	$14,800,000	14,800,000
Total Investments (total cost $71,807,741) – 100.3%		82,413,678
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(223,312)
Net Assets – 100%		$82,190,366

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Select Value Fund

Schedule of Investments

June 30, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$78,552,980	95.3%
Switzerland	1,485,180	1.8
Israel	1,274,880	1.6
Ireland	935,669	1.1
Canada	84,060	0.1
China	80,909	0.1

Total	$82,413,678	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Perkins Select Value Fund

Notes to Schedule of Investments and Other Information

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.
(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lone Pine Resources Canada, Ltd.	2/4/14	$135,493	$84,060	0.1%
Lone Pine Resources, Inc.	2/4/14	135,493	80,909	0.1
Total		$270,986	$164,969	0.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Marine	$ 623,900	$ 935,669	$ -
Oil, Gas & Consumable Fuels	6,058,570		164,969
All Other	59,830,570	-	-
Repurchase Agreements	-	14,800,000	-
Total Assets	$ 66,513,040	$ 15,735,669	$ 164,969

Janus Investment Fund	11

Perkins Select Value Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$71,807,741
Unaffiliated investments, at value	67,613,678
Repurchase agreements, at value	14,800,000
Cash	79,783
Non-interested Trustees' deferred compensation	1,487
Receivables:
Dividends	90,198
Foreign tax reclaims	25,512
Fund shares sold	6,550
Interest	111
Other assets	109
Total Assets	82,617,428
Liabilities:
Payables:	—
Investments purchased	306,095
Professional fees	32,204
Advisory fees	31,057
Transfer agent fees and expenses	16,827
Fund shares repurchased	16,789
Non-interested Trustees' deferred compensation fees	1,487
Fund administration fees	638
Non-interested Trustees' fees and expenses	522
12b-1 Distribution and shareholder servicing fees	190
Custodian fees	92
Accrued expenses and other payables	21,161
Total Liabilities	427,062
Net Assets	$82,190,366

See Notes to Financial Statements.

12	JUNE 30, 2016

Perkins Select Value Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$68,882,949
Undistributed net investment income/(loss)	349,573
Undistributed net realized gain/(loss) from investments and foreign currency transactions	2,355,268
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,602,576
Total Net Assets	$82,190,366
Net Assets - Class A Shares	$264,891
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,704
Net Asset Value Per Share(2)	$12.20
Maximum Offering Price Per Share(3)	$12.94
Net Assets - Class C Shares	$165,076
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,716
Net Asset Value Per Share(2)	$12.04
Net Assets - Class D Shares	$8,601,010
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	703,103
Net Asset Value Per Share	$12.23
Net Assets - Class I Shares	$70,980,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,796,773
Net Asset Value Per Share	$12.24
Net Assets - Class S Shares	$53,973
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,421
Net Asset Value Per Share	$12.21
Net Assets - Class T Shares	$2,125,189
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	173,669
Net Asset Value Per Share	$12.24

(1) Includes cost of repurchase agreements of $14,800,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Select Value Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$1,470,024
Interest	13,450
Foreign tax withheld	(7,573)
Total Investment Income	1,475,901
Expenses:
Advisory fees	424,911
12b-1Distribution and shareholder servicing fees:
Class A Shares	294
Class C Shares	796
Class S Shares	127
Transfer agent administrative fees and expenses:
Class D Shares	8,083
Class S Shares	127
Class T Shares	3,983
Transfer agent networking and omnibus fees:
Class A Shares	107
Class C Shares	114
Class I Shares	66,740
Other transfer agent fees and expenses:
Class A Shares	59
Class C Shares	57
Class D Shares	2,276
Class I Shares	2,909
Class S Shares	3
Class T Shares	31
Registration fees	81,241
Professional fees	42,405
Shareholder reports expense	16,669
Fund administration fees	6,918
Custodian fees	3,996
Non-interested Trustees’ fees and expenses	1,950
Other expenses	24,124
Total Expenses	687,920
Less: Excess Expense Reimbursement	(123,618)
Net Expenses	564,302
Net Investment Income/(Loss)	911,599
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,026,653
Total Net Realized Gain/(Loss) on Investments	2,026,653
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	423,143
Total Change in Unrealized Net Appreciation/Depreciation	423,143
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,361,395

See Notes to Financial Statements.

14	JUNE 30, 2016

Perkins Select Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$911,599	$812,036
Net realized gain/(loss) on investments	2,026,653	5,558,961
Change in unrealized net appreciation/depreciation	423,143	(3,791,835)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,361,395	2,579,162
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(356)	(1,513)
Class C Shares	—	(556)
Class D Shares	(38,511)	(101,067)
Class I Shares	(435,963)	(1,246,284)
Class S Shares	(196)	(768)
Class T Shares	(4,607)	(41,773)
Total Dividends from Net Investment Income	(479,633)	(1,391,961)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(5,752)	(5,161)
Class C Shares	(1,938)	(6,232)
Class D Shares	(381,018)	(284,474)
Class I Shares	(4,052,601)	(3,184,240)
Class S Shares	(2,976)	(2,260)
Class T Shares	(81,294)	(119,583)
Total Distributions from Net Realized Gain from Investment Transactions	(4,525,579)	(3,601,950)
Net Decrease from Dividends and Distributions to Shareholders	(5,005,212)	(4,993,911)
Capital Share Transactions:
Class A Shares	172,323	(33,279)
Class C Shares	106,602	(123,605)
Class D Shares	2,064,735	(57,883)
Class I Shares	2,101,650	(7,532,040)
Class S Shares	3,172	38,028
Class T Shares	761,300	(694,035)
Net Increase/(Decrease) from Capital Share Transactions	5,209,782	(8,402,814)
Net Increase/(Decrease) in Net Assets	3,565,965	(10,817,563)
Net Assets:
Beginning of period	78,624,401	89,441,964
End of period	$82,190,366	$78,624,401

Undistributed Net Investment Income/(Loss)	$349,573	$205,128

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Select Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014		2013	2012(1)
Net Asset Value, Beginning of Period	$12.50	$12.85	$11.76		$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.09(2)	0.17(2)		0.11	0.04
Net realized and unrealized gain/(loss)	0.35	0.31	1.79		1.66	0.78
Total from Investment Operations	0.46	0.40	1.96		1.77	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.17)	(0.11)		(0.10)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)		(0.73)	—
Total Dividends and Distributions	(0.76)	(0.75)	(0.87)		(0.83)	—
Net Asset Value, End of Period	$12.20	$12.50	$12.85		$11.76	$10.82
Total Return*	4.22%	3.21%	17.25%		17.16%	8.20%
Net Assets, End of Period (in thousands)	$265	$95	$132		$109	$89
Average Net Assets for the Period (in thousands)	$118	$120	$114		$108	$48
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.16%	1.34%		1.35%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.03%	1.23%		1.21%	1.26%
Ratio of Net Investment Income/(Loss)	0.96%	0.73%	1.39%		1.13%	1.43%
Portfolio Turnover Rate	77%	54%	76%		62%	80%
				1

Class C Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.39	$12.72	$11.68	$10.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	(0.01)(2)	0.08(2)	0.03	0.02
Net realized and unrealized gain/(loss)	0.38	0.31	1.78	1.65	0.76
Total from Investment Operations	0.37	0.30	1.86	1.68	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	(0.06)	(0.05)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.72)	(0.63)	(0.82)	(0.78)	—
Net Asset Value, End of Period	$12.04	$12.39	$12.72	$11.68	$10.78
Total Return*	3.44%	2.43%	16.38%	16.24%	7.80%
Net Assets, End of Period (in thousands)	$165	$54	$183	$124	$77
Average Net Assets for the Period (in thousands)	$80	$116	$157	$103	$34
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.98%	1.96%	2.10%	2.05%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.83%	1.83%	1.95%	1.97%	1.99%
Ratio of Net Investment Income/(Loss)	(0.05)%	(0.05)%	0.65%	0.36%	0.68%
Portfolio Turnover Rate	77%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2016

Perkins Select Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.53	$12.88	$11.78	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.12(2)	0.19(2)	0.13	0.04
Net realized and unrealized gain/(loss)	0.35	0.32	1.81	1.66	0.79
Total from Investment Operations	0.49	0.44	2.00	1.79	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.21)	(0.14)	(0.11)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.79)	(0.79)	(0.90)	(0.84)	—
Net Asset Value, End of Period	$12.23	$12.53	$12.88	$11.78	$10.83
Total Return*	4.46%	3.49%	17.56%	17.34%	8.30%
Net Assets, End of Period (in thousands)	$8,601	$6,612	$6,830	$5,742	$3,004
Average Net Assets for the Period (in thousands)	$6,736	$6,494	$5,827	$4,266	$1,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.99%	1.06%	1.01%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.80%	0.97%	1.01%	1.19%
Ratio of Net Investment Income/(Loss)	1.14%	0.93%	1.57%	1.43%	1.37%
Portfolio Turnover Rate	77%	54%	76%	62%	80%

Class I Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.54	$12.90	$11.80	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.13(2)	0.22(2)	0.15	0.07
Net realized and unrealized gain/(loss)	0.36	0.32	1.81	1.67	0.76
Total from Investment Operations	0.50	0.45	2.03	1.82	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.23)	(0.17)	(0.12)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.80)	(0.81)	(0.93)	(0.85)	—
Net Asset Value, End of Period	$12.24	$12.54	$12.90	$11.80	$10.83
Total Return*	4.50%	3.58%	17.76%	17.61%	8.30%
Net Assets, End of Period (in thousands)	$70,980	$70,486	$80,260	$64,631	$58,880
Average Net Assets for the Period (in thousands)	$68,578	$71,660	$72,827	$61,876	$58,109
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.84%	0.89%	0.87%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.79%	0.87%	1.02%
Ratio of Net Investment Income/(Loss)	1.19%	1.02%	1.78%	1.46%	1.30%
Portfolio Turnover Rate	77%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Select Value Fund

Financial Highlights

Class S Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.49	$12.87	$11.77	$10.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.07(2)	0.14(2)	0.09	0.04
Net realized and unrealized gain/(loss)	0.37	0.33	1.79	1.66	0.77
Total from Investment Operations	0.49	0.40	1.93	1.75	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.20)	(0.07)	(0.06)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.77)	(0.78)	(0.83)	(0.79)	—
Net Asset Value, End of Period	$12.21	$12.49	$12.87	$11.77	$10.81
Total Return*	4.41%	3.18%	16.91%	16.91%	8.10%
Net Assets, End of Period (in thousands)	$54	$52	$15	$13	$11
Average Net Assets for the Period (in thousands)	$51	$43	$14	$12	$11
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.23%	1.65%	1.52%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	1.10%	1.45%	1.40%	1.47%
Ratio of Net Investment Income/(Loss)	1.02%	0.54%	1.11%	0.94%	0.78%
Portfolio Turnover Rate	77%	54%	76%	62%	80%

Class T Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.51	$12.87	$11.77	$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.09(2)	0.19(2)	0.13	0.04
Net realized and unrealized gain/(loss)	0.37	0.33	1.81	1.65	0.78
Total from Investment Operations	0.49	0.42	2.00	1.78	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.20)	(0.14)	(0.10)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.76)	(0.78)	(0.90)	(0.83)	—
Net Asset Value, End of Period	$12.24	$12.51	$12.87	$11.77	$10.82
Total Return*	4.43%	3.39%	17.52%	17.25%	8.20%
Net Assets, End of Period (in thousands)	$2,125	$1,326	$2,022	$1,357	$1,049
Average Net Assets for the Period (in thousands)	$1,593	$2,906	$1,595	$1,274	$649
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.01%	1.16%	1.11%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.89%	1.04%	1.11%	1.26%
Ratio of Net Investment Income/(Loss)	1.05%	0.72%	1.53%	1.25%	1.32%
Portfolio Turnover Rate	77%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2016

Perkins Select Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

Janus Investment Fund	19

Perkins Select Value Fund

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

1,778,731

20	JUNE 30, 2016

Perkins Select Value Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	21

Perkins Select Value Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

22	JUNE 30, 2016

Perkins Select Value Fund

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$14,800,000	$—	$(14,800,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	23

Perkins Select Value Fund

Notes to Financial Statements

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.55%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average

24	JUNE 30, 2016

Perkins Select Value Fund

Notes to Financial Statements

daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not

Janus Investment Fund	25

Perkins Select Value Fund

Notes to Financial Statements

tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $177.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $25.

26	JUNE 30, 2016

Perkins Select Value Fund

Notes to Financial Statements

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	100	-	*
Class T Shares	-	-
*Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $68,000 in purchases and $818,613 in sales, resulting in a net realized gain of $38,825. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)

$ 351,061	$ 2,192,713	$ -	$ -	$ -	$ (4,847)	$ 10,768,492

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Janus Investment Fund	27

Perkins Select Value Fund

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 71,645,186	$12,509,647	$ (1,741,155)	$ 10,768,492

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 479,633	$ 4,525,579	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,327,644	$ 2,666,267	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss

$ -	$ (287,521)	$ 287,521

28	JUNE 30, 2016

Perkins Select Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	20,428	$ 243,607	4,589	$ 58,254
Reinvested dividends and distributions	542	6,108	542	6,674
Shares repurchased	(6,899)	(77,392)	(7,779)	(98,207)
Net Increase/(Decrease)	14,071	$ 172,323	(2,648)	$ (33,279)
Class C Shares:
Shares sold	11,303	$ 130,235	90	$ 1,100
Reinvested dividends and distributions	174	1,938	554	6,788
Shares repurchased	(2,112)	(25,571)	(10,710)	(131,493)
Net Increase/(Decrease)	9,365	$ 106,602	(10,066)	$ (123,605)
Class D Shares:
Shares sold	269,825	$3,204,330	125,065	$ 1,559,082
Reinvested dividends and distributions	36,486	411,196	30,824	380,053
Shares repurchased	(131,013)	(1,550,791)	(158,446)	(1,997,018)
Net Increase/(Decrease)	175,298	$2,064,735	(2,557)	$ (57,883)
Class I Shares:
Shares sold	59,740	$ 702,560	89,635	$ 1,108,628
Reinvested dividends and distributions	397,922	4,488,565	359,329	4,430,524
Shares repurchased	(283,367)	(3,089,475)	(1,049,248)	(13,071,192)
Net Increase/(Decrease)	174,295	$2,101,650	(600,284)	$(7,532,040)
Class S Shares:
Shares sold	-	$ -	2,745	$ 35,000
Reinvested dividends and distributions	282	3,172	246	3,028
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	282	$ 3,172	2,991	$ 38,028
Class T Shares:
Shares sold	122,770	$1,413,225	273,757	$ 3,430,218
Reinvested dividends and distributions	7,615	85,901	13,096	161,208
Shares repurchased	(62,736)	(737,826)	(337,974)	(4,285,461)
Net Increase/(Decrease)	67,649	$ 761,300	(51,121)	$ (694,035)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$53,072,926	$ 58,573,308	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Perkins Select Value Fund

Independent Auditor’s Report

To the Board of Trustees of Janus Investment Fund and Shareholders of
Perkins Select Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Select Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

30	June 30, 2016

Perkins Select Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Perkins Select Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	33

Perkins Select Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Perkins Select Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Perkins Select Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Perkins Select Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	37

Perkins Select Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Perkins Select Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Perkins Select Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$4,525,579
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Perkins Select Value Fund

Notes

NotesPage2

56	JUNE 30, 2016

Perkins Select Value Fund

Notes

NotesPage3

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

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Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3625				125-02-93033 08-16

ANNUAL REPORT June 30, 2016

Perkins Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Small Cap Value Fund

Perkins Small Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Robert Perkins co-portfolio manager	Justin Tugman co-portfolio manager	Tom Reynolds co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended June 30, 2016, Perkins Small Cap Value Fund’s Class T Shares returned 1.63% versus a return of -2.58% for the Fund’s benchmark, the Russell 2000 Value Index. Stock selection in industrials, financials and consumer discretionary contributed to our relative outperformance. Relative detractors included our underweight allocation to utilities, our stock selection in energy and our overweight allocation in health care.

MARKET ENVIRONMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, U.S. equities recaptured much of their post-Brexit slide.

CONTRIBUTORS

Casey’s General Stores was our top contributor. Casey’s is an owner and operator of convenience stores predominantly in the Midwest, but is expanding into the southern U.S. With Casey’s focus on small town retail locations, and ownership of most of its real estate, the company remains well positioned in the convenience store space as it has continued to grow the store base approximately 5% per year. The experienced management team continues to execute well, evidenced by strong sales inside the store in its prepared foods and grocery business. Lower gasoline prices have increased volumes sold while keeping margins high as the industry benefits from declining gasoline prices. Near the end of the period, the company reported a solid quarter and provided 2017 goals that were largely as expected, and raised the dividend. The company continues to work on generating greater returns per store, through store remodels, adding pizza delivery and having more stores open 24 hours, and is seeing early success in their expansion into the Southeast U.S. We trimmed our position into strength but continue to view Casey’s as a core, long-term holding.

Another leading contributor was Jack Henry, a leader in core processing technology for small domestic banks and thrifts. The company’s software allows their customers to provide banking functions such as account reconciliation, credit/debit accounting for customer accounts, internet banking, check imaging, and remote deposit. Jack Henry performed well during the period as the company held expenses in check while continuing to post stable revenue growth for the year. All in, recurring revenue is about 95% of the company’s total revenue, and this creates significant stability in free cash flow and income, especially in periods of general weakness. While the reward to risk has declined, we continue to own a sizable position because of the recurring revenue, loyal customer base, and stability of the business model.

BWX Technologies Inc., the sole source manufacturer and supplier of nuclear reactors and nuclear fuel components for the U.S. Navy’s submarine and aircraft carrier fleet, also aided performance. Following the 2015 spin-off of its more volatile boiler manufacturing operations, the

Janus Investment Fund	1

Perkins Small Cap Value Fund (unaudited)

company is now a pure play defense and government contractor with a highly predictable and stable business. This proved to be a very attractive feature to investors as the volatility in the industrial economy increased the company’s appeal given a lack of exposure to weak end markets like oil and gas or mining. Additionally, we think the spin-off of the boiler business highlights the unique value of the company which might prove attractive to a larger defense contractor. We have trimmed some of our position given the strong performance, but view BWX as a core holding.

DETRACTORS

The largest individual detractor was Tidewater Inc., a New Orleans, Louisiana-based supplier of offshore supply vessels and marine support services to the oil and gas industry. Global crude oil prices continued to decline through early 2016, which negatively impacted the prospects for offshore drilling activity, thereby directly having a negative impact on the company’s top line. We exited our position during the period.

Phibro Animal Health, an animal health and mineral nutrition company, also detracted. The stock underperformed as the company has experienced a recent slowdown in U.S. sales of medicated feed additive, and concerns related to a potential withdrawal of a swine drug, Carbadox, by the FDA. Some U.S. producers have reduced usage of antibiotics in response to regulatory changes, as well as consumer preferences. We do view the recent U.S. trends as concerning for Phibro, but balance this concern with the longer term view that worldwide demand for protein should provide an overall stable outlook for the company. However, given the increasingly uncertain outlook for Carbadox and slowing antibiotic consumption, we aggressively reduced our position.

Another leading detractor was SM Energy Co., a Denver, Colorado-based exploration and production company with oil and natural gas assets concentrated in south Texas, Oklahoma and North Dakota. The low commodity price environment remains a significant challenge to SM Energy’s ability to grow production and cash flows, and we exited our position during the period.

OUTLOOK AND POSITIONING

While equity markets continued their upward ascent, significant volatility appeared at period end given the fallout from the “Leave” vote in the UK. The uncertainty from the UK vote joins an already lengthy list of global concerns including, but not limited to: anemic economic growth on a global basis; confusion regarding policy action or inaction of central banks around the world; high volatility in foreign exchange rates given the near zero/zero interest rate policies worldwide; commodity price swings; assorted geopolitical events, including the upcoming U.S. election; the ongoing transition of the Chinese economy from fixed asset investment to consumer driven; oh, and $12.7 trillion of sovereign debt with negative interest rates and another $14.7 trillion with rates lower than 1%, the two combining for a whopping 77% of the world’s “risk free” assets. Despite some breathtaking moves in many over-levered, volatile commodity exposed names during the quarter, we don’t believe the “all clear” has been given to the bulk of the equities in the energy and materials spaces.

For the long-term, we believe equities are still the best alternative as cash is yielding near zero and bonds are offering low absolute returns or, depending on your location, a negative return. Much of the recent return in the stock market has not been due to earnings growth, but rather a result of price/earnings (P/E) multiple expansion. The disturbingly low nominal yields on a vast ocean of sovereign debt, coupled with continued economic and political shocks leave central bankers little choice but to leave monetary policy accommodative over the intermediate term. The rush to sovereign bonds would imply a fear of investing in profitable ventures elsewhere or a lack of profitable opportunities to invest in, which would indicate that world economies are in a deflationary environment at worst or a stagnant environment at best. The stagnant environment could prove challenging given multiples on stocks appear fully valued and earnings per share growth is sluggish at best absent continued massive levels of stock buyback activity. In a deflationary environment, corporate balance sheets that have taken advantage of extremely low interest rates to issue debt for share repurchase or merger and acquisition activity would have difficulty covering interest expense as profits would be under pressure.

This grim backdrop is a time of great opportunity for the Small Cap Value strategy. This type of choppy environment provides excellent investing opportunities. The volatility over the past several years has created buying opportunities that have allowed the Small Cap Value strategy to purchase stocks that we believe are higher quality and have better reward/risk ratios. We believe this should increase the potential returns of the strategy over time. We have taken advantage of market

2	JUNE 30, 2016

Perkins Small Cap Value Fund (unaudited)

fears when others are caught flat-footed at the bad-news-of-the-moment as we deploy capital into what we believe are high-quality franchises on our watch lists and in our portfolio. Also we must remember that the U.S. economy, as well as the companies we own, has proven incredibly resilient to numerous external shocks over the past six years.

In any scenario, a continued focus on downside protection is our priority. Our focus on investing in high quality companies with solid balance sheets, healthy free cash flow and a leading competitive position is intended to help provide a margin of safety in a challenging market. We believe this style should allow us to hold onto market gains of the past, but also be the strong hand during moments of fear in the market.

Thank you for your continued co-investment with us in the Perkins Small Cap Value Fund.

Janus Investment Fund	3

Perkins Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Casey's General Stores, Inc.	0.82%	Tidewater, Inc.	-1.25%
	Jack Henry & Associates, Inc.	0.69%	Phibro Animal Health Corp. - Class A	-0.90%
	BWX Technologies, Inc.	0.66%	SM Energy Co.	-0.76%
	Southwest Gas Corp.	0.64%	Cone Midstream Partners LP	-0.64%
	Sovran Self Storage, Inc.	0.62%	Kennametal, Inc.	-0.56%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 2000 Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Industrials	2.58%	20.85%	11.85%
	Consumer Staples	1.72%	6.54%	3.37%
	Consumer Discretionary	1.64%	9.30%	10.13%
	Financials	1.36%	31.00%	43.35%
	Information Technology	0.40%	8.38%	10.51%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 2000 Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Utilities	-1.38%	1.90%	7.56%
	Health Care	-0.31%	8.19%	4.33%
	Energy	-0.29%	3.25%	4.58%
	Materials	-0.21%	5.85%	3.43%
	Telecommunication Services	-0.12%	0.00%	0.89%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	JUNE 30, 2016

Perkins Small Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
UniFirst Corp.
Commercial Services & Supplies	3.4%
Standard Motor Products, Inc.
Auto Components	2.9%
Simpson Manufacturing Co., Inc.
Building Products	2.7%
Compass Minerals International, Inc.
Metals & Mining	2.6%
Cedar Fair LP
Hotels, Restaurants & Leisure	2.6%
14.2%

Asset Allocation - (% of Net Assets)
Common Stocks	94.7%
Repurchase Agreements	5.5%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

Janus Investment Fund	5

Perkins Small Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016				per the October 28, 2015 prospectuses
	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses
Class A Shares at NAV	1.38%	7.79%	7.95%	1.03%
Class A Shares at MOP	-4.45%	6.52%	7.32%
Class C Shares at NAV	0.97%	7.08%	7.21%	1.69%
Class C Shares at CDSC	0.09%	7.08%	7.21%
Class D Shares(1)	1.75%	8.12%	8.25%	0.71%
Class I Shares	1.78%	8.16%	8.18%	0.67%
Class L Shares(2)	1.85%	8.26%	8.43%	0.77%
Class N Shares	1.88%	8.02%	8.18%	0.56%
Class R Shares	1.12%	7.48%	7.66%	1.31%
Class S Shares	1.38%	7.75%	7.92%	1.06%
Class T Shares	1.63%	8.02%	8.18%	0.81%
Russell 2000 Value Index	-2.58%	8.15%	5.15%
Morningstar Quartile - Class T Shares	1st	3rd	1st
Morningstar Ranking - based on total returns for Small Value Funds	44/454	204/400	17/325

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	JUNE 30, 2016

Perkins Small Cap Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

(2) Closed to new investors.

Janus Investment Fund	7

Perkins Small Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,072.10	$7.32	$1,000.00	$1,017.80	$7.12	1.42%
Class C Shares	$1,000.00	$1,069.30	$9.78	$1,000.00	$1,015.42	$9.52	1.90%
Class D Shares	$1,000.00	$1,073.80	$5.83	$1,000.00	$1,019.24	$5.67	1.13%
Class I Shares	$1,000.00	$1,074.00	$5.67	$1,000.00	$1,019.39	$5.52	1.10%
Class L Shares	$1,000.00	$1,074.50	$5.11	$1,000.00	$1,019.94	$4.97	0.99%
Class N Shares	$1,000.00	$1,074.20	$5.00	$1,000.00	$1,020.04	$4.87	0.97%
Class R Shares	$1,000.00	$1,070.10	$8.80	$1,000.00	$1,016.36	$8.57	1.71%
Class S Shares	$1,000.00	$1,071.80	$7.52	$1,000.00	$1,017.60	$7.32	1.46%
Class T Shares	$1,000.00	$1,073.10	$6.24	$1,000.00	$1,018.85	$6.07	1.21%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2016

Perkins Small Cap Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 94.7%
Aerospace & Defense – 1.4%
BWX Technologies, Inc.	586,132	$20,965,942
Auto Components – 2.9%
Standard Motor Products, Inc.	1,088,117	43,285,294
Beverages – 1.2%
Boston Beer Co, Inc.*	106,073	18,141,665
Building Products – 2.7%
Simpson Manufacturing Co., Inc.	996,690	39,837,699
Capital Markets – 1.9%
AllianceBernstein Holding LP	415,086	9,671,504
Cohen & Steers, Inc.	474,307	19,180,975
		28,852,479
Commercial Banks – 15.3%
Bank of Hawaii Corp.	329,197	22,648,754
Banner Corp.	678,382	28,858,370
Boston Private Financial Holdings, Inc.	734,403	8,651,267
CoBiz Financial, Inc.	820,338	9,597,955
Columbia Banking System, Inc.	877,282	24,616,533
FCB Financial Holdings, Inc. - Class A*	565,607	19,230,638
Independent Bank Corp.	485,646	22,194,022
Investors Bancorp, Inc.	897,911	9,948,854
Pacific Premier Bancorp, Inc.*	409,494	9,827,856
PrivateBancorp, Inc.	411,054	18,098,708
S&T Bancorp, Inc.	494,100	12,080,745
Sterling Bancorp	724,596	11,376,157
United Community Banks, Inc.	1,187,301	21,715,735
Wintrust Financial Corp.	184,810	9,425,310
		228,270,904
Commercial Services & Supplies – 3.4%
UniFirst Corp.	440,141	50,933,116
Communications Equipment – 1.6%
NetScout Systems, Inc.*	363,652	8,091,257
Radware, Ltd.*	1,431,596	16,119,771
		24,211,028
Construction & Engineering – 1.0%
Valmont Industries, Inc.	113,342	15,331,772
Construction Materials – 0.1%
United States Lime & Minerals, Inc.	35,840	2,114,202
Containers & Packaging – 2.1%
Sonoco Products Co.	632,530	31,411,440
Diversified Financial Services – 0.7%
Morningstar, Inc.	126,135	10,315,320
Electrical Equipment – 2.7%
Encore Wire Corp.	376,514	14,036,442
Generac Holdings, Inc.*	373,019	13,040,744
Thermon Group Holdings, Inc.*	657,920	12,638,643
		39,715,829
Electronic Equipment, Instruments & Components – 0.9%
Vishay Intertechnology, Inc.	1,096,878	13,590,318
Food & Staples Retailing – 2.3%
Casey's General Stores, Inc.	191,408	25,172,066
United Natural Foods, Inc.*	204,996	9,593,813
		34,765,879
Food Products – 2.9%
Hain Celestial Group, Inc.*	276,565	13,759,109
J&J Snack Foods Corp.	209,739	25,015,571
Sanderson Farms, Inc.	46,970	4,069,481
		42,844,161
Gas Utilities – 1.0%
Southwest Gas Corp.	189,734	14,933,963

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Small Cap Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 2.5%
American Renal Associates Holdings, Inc.*	320,603	$9,287,869
Patterson Cos., Inc.	360,919	17,284,411
Premier, Inc. - Class A*	346,233	11,321,819
		37,894,099
Health Care Technology – 2.2%
Omnicell, Inc.*	970,471	33,219,222
Hotels, Restaurants & Leisure – 2.6%
Cedar Fair LP	670,005	38,739,689
Household Durables – 1.2%
TopBuild Corp.*	201,489	7,293,902
WCI Communities, Inc.*	585,738	9,898,972
		17,192,874
Information Technology Services – 1.5%
Jack Henry & Associates, Inc.	251,756	21,970,746
Insurance – 3.1%
First American Financial Corp.	636,056	25,582,172
Hanover Insurance Group, Inc.	164,196	13,894,266
Stewart Information Services Corp.	173,413	7,181,032
		46,657,470
Internet & Catalog Retail – 0.7%
HSN, Inc.	221,760	10,850,717
Life Sciences Tools & Services – 0.3%
ICON PLC*	62,280	4,360,223
Machinery – 7.7%
CLARCOR, Inc.	489,715	29,789,363
ESCO Technologies, Inc.	202,291	8,079,503
Franklin Electric Co., Inc.	792,047	26,177,153
Lincoln Electric Holdings, Inc.	262,284	15,495,739
RBC Bearings, Inc.*	266,450	19,317,625
Trinity Industries, Inc.	895,702	16,633,186
		115,492,569
Metals & Mining – 2.6%
Compass Minerals International, Inc.	532,506	39,506,620
Multi-Utilities – 0.9%
Black Hills Corp.	204,777	12,909,142
Oil, Gas & Consumable Fuels – 2.4%
Delek US Holdings, Inc.	1,116,710	14,751,739
Matador Resources Co.*	520,201	10,299,980
Newfield Exploration Co.*	246,093	10,872,389
		35,924,108
Paper & Forest Products – 1.4%
Boise Cascade Co.*	456,402	10,474,426
Schweitzer-Mauduit International, Inc.	289,986	10,230,706
		20,705,132
Pharmaceuticals – 1.5%
Catalent, Inc.*	657,239	15,109,925
Phibro Animal Health Corp. - Class A£	385,176	7,187,384
		22,297,309
Professional Services – 1.0%
Kforce, Inc.	505,028	8,529,923
TrueBlue, Inc.*	303,040	5,733,517
		14,263,440
Real Estate Investment Trusts (REITs) – 11.5%
EastGroup Properties, Inc.	250,910	17,292,717
Equity Commonwealth*	379,168	11,045,164
Healthcare Trust of America, Inc. - Class A	687,087	22,220,394
LaSalle Hotel Properties	267,544	6,308,688
MGM Growth Properties LLC	781,112	20,840,068
National Storage Affiliates Trust	94,673	1,971,092

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Perkins Small Cap Value Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Physicians Realty Trust	980,077	$20,591,418
Post Properties, Inc.	448,578	27,385,687
Sovran Self Storage, Inc.	205,641	21,575,854
Sun Communities, Inc.	295,848	22,673,791
		171,904,873
Road & Rail – 0.4%
Genesee & Wyoming, Inc. - Class A*	108,057	6,369,960
Semiconductor & Semiconductor Equipment – 1.7%
Cabot Microelectronics Corp.	253,194	10,720,234
Teradyne, Inc.	726,308	14,301,004
		25,021,238
Software – 2.1%
Fleetmatics Group PLC*	185,615	8,042,698
Microstrategy, Inc. - Class A*	40,418	7,073,958
NICE Systems, Ltd. (ADR)	157,553	10,059,759
Synopsys, Inc.*	122,055	6,600,734
		31,777,149
Specialty Retail – 0.8%
Cabela's, Inc.*	224,032	11,215,042
Textiles, Apparel & Luxury Goods – 0.5%
Movado Group, Inc.	368,572	7,990,641
Thrifts & Mortgage Finance – 1.0%
Washington Federal, Inc.	596,642	14,474,535
Trading Companies & Distributors – 1.0%
GATX Corp.	337,843	14,854,957
Total Common Stocks (cost $1,208,210,206)		1,415,112,766
Repurchase Agreements – 5.5%
Undivided interest of 15.7% in a joint repurchase agreement (principal amount $209,600,000 with a maturity value of $209,601,572) with ING Financial Markets LLC, 0.2700%, dated 6/30/16, maturing 7/1/16 to be repurchased at $33,000,248 collateralized by $204,074,000 in U.S. Treasuries 0.7500% - 3.6250%, 1/15/17 - 2/15/46 with a value of $213,794,712	$33,000,000	33,000,000
Undivided interest of 25.0% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,001,944) with RBC Capital Markets Corp., 0.3500%, dated 6/30/16, maturing 7/1/16 to be repurchased at $50,000,486 collateralized by $198,230,600 in U.S. Treasuries 0% - 7.6250%, 10/13/16 - 2/15/41 with a value of $204,000,053	50,000,000	50,000,000
Total Repurchase Agreements (cost $83,000,000)		83,000,000
Total Investments (total cost $1,291,210,206) – 100.2%		1,498,112,766
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(3,098,478)
Net Assets – 100%		$1,495,014,288

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,467,573,013	98.0%
Israel	26,179,530	1.7
Ireland	4,360,223	0.3

Total	$1,498,112,766	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Small Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Cone Midstream Partners LP
1,368,997	550,498	(1,919,495)	—	$(12,424,673)	$987,624	$—
Phibro Animal Health Corp. - Class A(1)
819,087	346,143	(780,054)	385,176	996,119	257,695	N/A

Total				$(11,428,554)	$1,245,319	$—

(1) Company was no longer an affiliate as of June 30, 2016

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 1,415,112,766	$ -	$ -
Repurchase Agreements	-	83,000,000	-
Total Assets	$ 1,415,112,766	$ 83,000,000	$ -

12	JUNE 30, 2016

Perkins Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$1,291,210,206
Unaffiliated investments, at value	1,415,112,766
Repurchase agreements, at value	83,000,000
Cash	96,331
Non-interested Trustees' deferred compensation	27,027
Receivables:
Investments sold	10,950,841
Fund shares sold	2,097,564
Dividends	1,711,391
Interest	734
Other assets	3,613
Total Assets	1,513,000,267
Liabilities:
Payables:	—
Investments purchased	15,208,756
Fund shares repurchased	1,259,959
Advisory fees	1,107,051
Transfer agent fees and expenses	192,149
12b-1 Distribution and shareholder servicing fees	37,086
Professional fees	36,701
Non-interested Trustees' deferred compensation fees	27,027
Fund administration fees	11,480
Non-interested Trustees' fees and expenses	9,173
Custodian fees	528
Accrued expenses and other payables	96,069
Total Liabilities	17,985,979
Net Assets	$1,495,014,288

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,242,760,467
Undistributed net investment income/(loss)	11,429,725
Undistributed net realized gain/(loss) from investments	33,913,879
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	206,910,217
Total Net Assets	$1,495,014,288
Net Assets - Class A Shares	$39,423,831
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,006,957
Net Asset Value Per Share(2)	$19.64
Maximum Offering Price Per Share(3)	$20.84
Net Assets - Class C Shares	$12,975,380
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	689,368
Net Asset Value Per Share(2)	$18.82
Net Assets - Class D Shares	$81,615,676
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,185,710
Net Asset Value Per Share	$19.50
Net Assets - Class I Shares	$350,776,719
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,899,866
Net Asset Value Per Share	$19.60
Net Assets - Class L Shares	$195,526,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,756,691
Net Asset Value Per Share	$20.04
Net Assets - Class N Shares	$175,257,548
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,965,151
Net Asset Value Per Share	$19.55
Net Assets - Class R Shares	$17,504,369
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	910,190
Net Asset Value Per Share	$19.23
Net Assets - Class S Shares	$56,720,247
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,922,575
Net Asset Value Per Share	$19.41
Net Assets - Class T Shares	$565,214,222
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,936,739
Net Asset Value Per Share	$19.53

(1) Includes cost of repurchase agreements of $83,000,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2016

Perkins Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$26,022,052
Dividends from affiliates	1,245,319
Interest	114,977
Foreign tax withheld	(16,164)
Total Investment Income	27,366,184
Expenses:
Advisory fees	12,132,886
12b-1Distribution and shareholder servicing fees:
Class A Shares	98,374
Class C Shares	86,496
Class R Shares	82,348
Class S Shares	129,171
Transfer agent administrative fees and expenses:
Class D Shares	89,287
Class L Shares	400,150
Class R Shares	41,462
Class S Shares	129,171
Class T Shares	1,276,442
Transfer agent networking and omnibus fees:
Class A Shares	88,105
Class C Shares	15,576
Class I Shares	442,553
Other transfer agent fees and expenses:
Class A Shares	3,478
Class C Shares	1,387
Class D Shares	18,268
Class I Shares	13,616
Class L Shares	1,926
Class N Shares	1,707
Class R Shares	411
Class S Shares	571
Class T Shares	3,791
Registration fees	147,933
Fund administration fees	128,687
Shareholder reports expense	94,951
Professional fees	59,302
Non-interested Trustees’ fees and expenses	34,794
Custodian fees	15,818
Other expenses	108,236
Total Expenses	15,646,897
Less: Excess Expense Reimbursement	(419,713)
Net Expenses	15,227,184
Net Investment Income/(Loss)	12,139,000
Net Realized Gain/(Loss) on Investments:
Investments	48,453,518
Investments in affiliates	(11,428,554)
Total Net Realized Gain/(Loss) on Investments	37,024,964
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(33,431,857)
Total Change in Unrealized Net Appreciation/Depreciation	(33,431,857)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,732,107

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Small Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$12,139,000	$15,479,121
Net realized gain/(loss) on investments	37,024,964	246,439,349
Change in unrealized net appreciation/depreciation	(33,431,857)	(182,740,201)
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,732,107	79,178,269
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(106,819)	(30,376)
Class D Shares	(592,869)	(642,141)
Class I Shares	(2,325,147)	(4,351,572)
Class L Shares	(1,643,291)	(1,840,239)
Class N Shares	(1,768,642)	(2,002,806)
Class R Shares	(10,030)	—
Class S Shares	(177,610)	(246,086)
Class T Shares	(3,342,798)	(4,264,368)
Total Dividends from Net Investment Income	(9,967,206)	(13,377,588)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(4,950,894)	(11,586,504)
Class C Shares	(1,484,773)	(3,141,838)
Class D Shares	(9,194,240)	(16,278,472)
Class I Shares	(38,353,769)	(118,290,192)
Class L Shares	(21,892,231)	(40,404,537)
Class N Shares	(22,806,119)	(42,587,290)
Class R Shares	(2,036,797)	(4,127,037)
Class S Shares	(6,525,807)	(13,784,366)
Class T Shares	(63,114,481)	(130,671,136)
Total Distributions from Net Realized Gain from Investment Transactions	(170,359,111)	(380,871,372)
Net Decrease from Dividends and Distributions to Shareholders	(180,326,317)	(394,248,960)
Capital Share Transactions:
Class A Shares	(5,122,123)	(28,680,217)
Class C Shares	1,497,297	(871,031)
Class D Shares	12,189,033	10,058,029
Class I Shares	(123,393,842)	(3,806,746)
Class L Shares	14,767,116	21,339,231
Class N Shares	(5,822,035)	35,881,002
Class R Shares	678,218	(1,601,985)
Class S Shares	3,202,812	(1,264,222)
Class T Shares	61,612,991	(37,029,750)
Net Increase/(Decrease) from Capital Share Transactions	(40,390,533)	(5,975,689)
Net Increase/(Decrease) in Net Assets	(204,984,743)	(321,046,380)
Net Assets:
Beginning of period	1,699,999,031	2,021,045,411
End of period	$1,495,014,288	$1,699,999,031

Undistributed Net Investment Income/(Loss)	$11,429,725	$9,933,161

See Notes to Financial Statements.

16	JUNE 30, 2016

Perkins Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$22.28	$26.99	$23.62		$21.02	$24.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.14(1)	0.11(1)		0.15	0.21
Net realized and unrealized gain/(loss)	(0.03)	0.92	4.71		3.56	(1.30)
Total from Investment Operations	0.08	1.06	4.82		3.71	(1.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.02)	(0.15)		(0.21)	(0.02)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)		(0.90)	(2.76)
Total Dividends and Distributions	(2.72)	(5.77)	(1.45)		(1.11)	(2.78)
Net Asset Value, End of Period	$19.64	$22.28	$26.99		$23.62	$21.02
Total Return*	1.38%	4.61%	20.92%		18.27%	(4.08)%
Net Assets, End of Period (in thousands)	$39,424	$49,599	$89,450		$115,675	$141,049
Average Net Assets for the Period (in thousands)	$39,350	$57,774	$108,703		$128,765	$170,483
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.03%	1.05%		1.00%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.03%	1.05%		1.00%	1.25%
Ratio of Net Investment Income/(Loss)	0.57%	0.57%	0.43%		0.64%	0.96%
Portfolio Turnover Rate	84%	86%	62%		60%	62%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.49	$26.37	$23.13	$20.57	$24.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	(0.02)(1)	(0.07)(1)	(0.15)	0.01
Net realized and unrealized gain/(loss)	(0.04)	0.89	4.61	3.61	(1.25)
Total from Investment Operations	(0.01)	0.87	4.54	3.46	(1.24)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—(2)	—
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Net Asset Value, End of Period	$18.82	$21.49	$26.37	$23.13	$20.57
Total Return*	0.97%	3.94%	20.06%	17.31%	(4.78)%
Net Assets, End of Period (in thousands)	$12,975	$12,844	$16,390	$17,316	$21,434
Average Net Assets for the Period (in thousands)	$11,777	$14,245	$16,844	$18,953	$24,453
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.69%	1.79%	1.85%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.69%	1.77%	1.80%	1.99%
Ratio of Net Investment Income/(Loss)	0.15%	(0.09)%	(0.29)%	(0.16)%	0.25%
Portfolio Turnover Rate	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.19	$27.04	$23.66	$21.10	$24.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.21(1)	0.19(1)	0.20	0.28
Net realized and unrealized gain/(loss)	(0.03)	0.92	4.72	3.57	(1.30)
Total from Investment Operations	0.14	1.13	4.91	3.77	(1.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.23)	(0.23)	(0.31)	(0.08)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(2.83)	(5.98)	(1.53)	(1.21)	(2.84)
Net Asset Value, End of Period	$19.50	$22.19	$27.04	$23.66	$21.10
Total Return*	1.75%	4.93%	21.30%	18.53%	(3.75)%
Net Assets, End of Period (in thousands)	$81,616	$77,948	$81,194	$74,980	$72,646
Average Net Assets for the Period (in thousands)	$74,406	$77,652	$78,901	$72,194	$75,800
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	0.71%	0.74%	0.77%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	0.71%	0.74%	0.77%	0.95%
Ratio of Net Investment Income/(Loss)	0.86%	0.87%	0.73%	0.85%	1.30%
Portfolio Turnover Rate	84%	86%	62%	60%	62%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.27	$27.09	$23.70	$21.13	$25.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.22(1)	0.19(1)	0.25	0.29
Net realized and unrealized gain/(loss)	(0.03)	0.92	4.73	3.54	(1.31)
Total from Investment Operations	0.15	1.14	4.92	3.79	(1.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.21)	(0.23)	(0.32)	(0.10)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(2.82)	(5.96)	(1.53)	(1.22)	(2.86)
Net Asset Value, End of Period	$19.60	$22.27	$27.09	$23.70	$21.13
Total Return*	1.78%	4.98%	21.31%	18.62%	(3.74)%
Net Assets, End of Period (in thousands)	$350,777	$516,201	$617,119	$821,829	$1,195,217
Average Net Assets for the Period (in thousands)	$363,550	$556,326	$767,593	$1,114,888	$1,214,236
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.67%	0.74%	0.71%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.67%	0.74%	0.71%	0.89%
Ratio of Net Investment Income/(Loss)	0.89%	0.93%	0.75%	0.94%	1.37%
Portfolio Turnover Rate	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2016

Perkins Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.73	$27.55	$24.08	$21.45	$25.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.25(1)	0.23(1)	0.53	0.31
Net realized and unrealized gain/(loss)	(0.03)	0.94	4.80	3.34	(1.33)
Total from Investment Operations	0.17	1.19	5.03	3.87	(1.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.26)	(0.26)	(0.34)	(0.11)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(2.86)	(6.01)	(1.56)	(1.24)	(2.87)
Net Asset Value, End of Period	$20.04	$22.73	$27.55	$24.08	$21.45
Total Return*	1.85%	5.10%	21.45%	18.74%	(3.67)%
Net Assets, End of Period (in thousands)	$195,526	$200,531	$212,533	$230,021	$280,294
Average Net Assets for the Period (in thousands)	$186,026	$195,145	$226,789	$251,154	$287,560
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	0.77%	0.80%	0.83%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.59%	0.61%	0.63%	0.79%
Ratio of Net Investment Income/(Loss)	0.99%	1.01%	0.87%	1.00%	1.45%
Portfolio Turnover Rate	84%	86%	62%	60%	62%

Class N Shares
For a share outstanding during each year or period ended June 30	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Period	$22.25	$27.09	$23.71	$21.14	$20.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.25(1)	0.24(1)	0.33	(0.03)
Net realized and unrealized gain/(loss)	(0.03)	0.93	4.72	3.49	0.54
Total from Investment Operations	0.17	1.18	4.96	3.82	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.27)	(0.28)	(0.35)	—
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	—
Total Dividends and Distributions	(2.87)	(6.02)	(1.58)	(1.25)	—
Net Asset Value, End of Period	$19.55	$22.25	$27.09	$23.71	$21.14
Total Return*	1.88%	5.15%	21.47%	18.78%	2.47%
Net Assets, End of Period (in thousands)	$175,258	$202,182	$200,869	$251,691	$12,300
Average Net Assets for the Period (in thousands)	$185,180	$200,334	$279,014	$64,999	$8,788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.56%	0.58%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.56%	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss)	1.02%	1.03%	0.92%	0.92%	(1.65)%
Portfolio Turnover Rate	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.88	$26.66	$23.34	$20.81	$24.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.07(1)	0.04(1)	0.04	0.15
Net realized and unrealized gain/(loss)	(0.03)	0.90	4.65	3.56	(1.29)
Total from Investment Operations	0.02	0.97	4.69	3.60	(1.14)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	(0.07)	(0.17)	—(2)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(2.67)	(5.75)	(1.37)	(1.07)	(2.76)
Net Asset Value, End of Period	$19.23	$21.88	$26.66	$23.34	$20.81
Total Return*	1.12%	4.32%	20.56%	17.87%	(4.32)%
Net Assets, End of Period (in thousands)	$17,504	$18,692	$23,700	$30,415	$31,997
Average Net Assets for the Period (in thousands)	$16,585	$19,708	$28,330	$31,106	$34,159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.31%	1.33%	1.34%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.31%	1.33%	1.34%	1.53%
Ratio of Net Investment Income/(Loss)	0.27%	0.28%	0.16%	0.29%	0.73%
Portfolio Turnover Rate	84%	86%	62%	60%	62%

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.07	$26.88	$23.53	$20.97	$24.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.13(1)	0.10(1)	0.12	0.20
Net realized and unrealized gain/(loss)	(0.03)	0.91	4.69	3.57	(1.30)
Total from Investment Operations	0.07	1.04	4.79	3.69	(1.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.10)	(0.14)	(0.23)	(0.01)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(2.73)	(5.85)	(1.44)	(1.13)	(2.77)
Net Asset Value, End of Period	$19.41	$22.07	$26.88	$23.53	$20.97
Total Return*	1.38%	4.60%	20.86%	18.19%	(4.11)%
Net Assets, End of Period (in thousands)	$56,720	$59,685	$72,148	$80,862	$93,910
Average Net Assets for the Period (in thousands)	$51,668	$65,570	$80,958	$86,346	$94,960
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.06%	1.08%	1.10%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.06%	1.08%	1.10%	1.28%
Ratio of Net Investment Income/(Loss)	0.52%	0.53%	0.40%	0.53%	0.97%
Portfolio Turnover Rate	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2016

Perkins Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.21	$27.04	$23.65	$21.08	$24.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.19(1)	0.17(1)	0.20	0.27
Net realized and unrealized gain/(loss)	(0.03)	0.92	4.72	3.55	(1.31)
Total from Investment Operations	0.12	1.11	4.89	3.75	(1.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.19)	(0.20)	(0.28)	(0.05)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(2.80)	(5.94)	(1.50)	(1.18)	(2.81)
Net Asset Value, End of Period	$19.53	$22.21	$27.04	$23.65	$21.08
Total Return*	1.63%	4.85%	21.20%	18.44%	(3.86)%
Net Assets, End of Period (in thousands)	$565,214	$562,317	$707,642	$846,044	$923,132
Average Net Assets for the Period (in thousands)	$510,577	$617,628	$773,664	$880,189	$1,023,747
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	0.81%	0.83%	0.85%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	0.81%	0.83%	0.84%	1.04%
Ratio of Net Investment Income/(Loss)	0.78%	0.79%	0.65%	0.79%	1.20%
Portfolio Turnover Rate	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Perkins Small Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

22	JUNE 30, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	23

Perkins Small Cap Value Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24	JUNE 30, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	25

Perkins Small Cap Value Fund

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$33,000,000	$—	$(33,000,000)	$—
RBC Capital Markets Corp.	50,000,000	—	(50,000,000)	—

Total	$83,000,000	$—	$(83,000,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

26	JUNE 30, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.84%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

Janus Investment Fund	27

Perkins Small Cap Value Fund

Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder

28	JUNE 30, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements

servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $6,394.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,304.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment

Janus Investment Fund	29

Perkins Small Cap Value Fund

Notes to Financial Statements

adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $10,064,110 in sales, resulting in a net realized gain of $1,472,295. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)

$ 11,456,753	$ 32,918,356	$ -	$ -	$ -	$ (19,373)	$207,898,085

During the year ended June 30, 2016, capital loss carryovers of $1,987,662 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,290,214,681	$222,903,121	$(15,005,036)	$ 207,898,085

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Perkins Small Cap Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 36,705,928	$ 143,620,389	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 98,346,635	$ 295,902,325	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss

$ 5,006,612	$ (675,230)	$ (4,331,382)

Capital has been adjusted by $5,006,612, including $3,766,109 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	31

Perkins Small Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	791,391	$ 15,590,943	1,145,708	$ 25,923,250
Reinvested dividends and distributions	213,083	3,850,418	314,191	6,777,098
Shares repurchased	(1,223,958)	(24,563,484)	(2,547,661)	(61,380,565)
Net Increase/(Decrease)	(219,484)	$ (5,122,123)	(1,087,762)	$(28,680,217)
Class C Shares:
Shares sold	206,783	$ 3,810,435	59,083	$ 1,280,195
Reinvested dividends and distributions	73,570	1,277,175	126,229	2,635,652
Shares repurchased	(188,668)	(3,590,313)	(209,171)	(4,786,878)
Net Increase/(Decrease)	91,685	$ 1,497,297	(23,859)	$ (871,031)
Class D Shares:
Shares sold	618,640	$ 11,915,848	223,598	$ 5,106,235
Reinvested dividends and distributions	533,152	9,548,749	774,192	16,606,427
Shares repurchased	(478,238)	(9,275,564)	(488,772)	(11,654,633)
Net Increase/(Decrease)	673,554	$ 12,189,033	509,018	$ 10,058,029
Class I Shares:
Shares sold	6,238,744	$ 119,518,093	4,172,460	$ 98,777,026
Reinvested dividends and distributions	1,805,127	32,492,284	4,952,149	106,570,257
Shares repurchased	(13,319,750)	(275,404,219)	(8,730,920)	(209,154,029)
Net Increase/(Decrease)	(5,275,879)	$(123,393,842)	393,689	$ (3,806,746)
Class L Shares:
Shares sold	1,187,715	$ 22,753,247	769,073	$ 17,977,773
Reinvested dividends and distributions	1,226,811	22,561,049	1,851,442	40,639,152
Shares repurchased	(1,480,552)	(30,547,180)	(1,512,060)	(37,277,694)
Net Increase/(Decrease)	933,974	$ 14,767,116	1,108,455	$ 21,339,231
Class N Shares:
Shares sold	1,526,674	$ 29,889,305	3,511,505	$ 82,618,212
Reinvested dividends and distributions	1,369,809	24,574,379	2,075,889	44,590,096
Shares repurchased	(3,019,519)	(60,285,719)	(3,913,410)	(91,327,306)
Net Increase/(Decrease)	(123,036)	$ (5,822,035)	1,673,984	$ 35,881,002
Class R Shares:
Shares sold	248,671	$ 4,658,983	174,013	$ 3,969,453
Reinvested dividends and distributions	103,076	1,826,499	172,603	3,660,918
Shares repurchased	(295,778)	(5,807,264)	(381,391)	(9,232,356)
Net Increase/(Decrease)	55,969	$ 678,218	(34,775)	$ (1,601,985)
Class S Shares:
Shares sold	943,770	$ 17,866,772	752,296	$ 18,143,569
Reinvested dividends and distributions	375,285	6,702,587	656,773	14,028,679
Shares repurchased	(1,101,144)	(21,366,547)	(1,388,793)	(33,436,470)
Net Increase/(Decrease)	217,911	$ 3,202,812	20,276	$ (1,264,222)
Class T Shares:
Shares sold	7,896,500	$ 151,481,254	2,904,081	$ 67,979,940
Reinvested dividends and distributions	3,663,451	65,758,942	6,220,596	133,556,206
Shares repurchased	(7,941,631)	(155,627,205)	(9,979,291)	(238,565,896)
Net Increase/(Decrease)	3,618,320	$ 61,612,991	(854,614)	$(37,029,750)

32	JUNE 30, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,171,583,240	$1,381,079,197	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Perkins Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Perkins Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Small Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

34	JUNE 30, 2016

Perkins Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	35

Perkins Small Cap Value Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

36	JUNE 30, 2016

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Perkins Small Cap Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Perkins Small Cap Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	41

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	43

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	45

Perkins Small Cap Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46	JUNE 30, 2016

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

48	JUNE 30, 2016

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Perkins Small Cap Value Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

50	JUNE 30, 2016

Perkins Small Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$147,386,498
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	51

Perkins Small Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

52	JUNE 30, 2016

Perkins Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	53

Perkins Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Perkins Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	55

Perkins Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

56	JUNE 30, 2016

Perkins Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	57

Perkins Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Perkins Small Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	59

Perkins Small Cap Value Fund

Notes

NotesPage2

60	JUNE 30, 2016

Perkins Small Cap Value Fund

Notes

NotesPage3

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3624				125-02-93034 08-16

ANNUAL REPORT June 30, 2016

Perkins Value Plus Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Value Plus Income Fund

Perkins Value Plus Income Fund (unaudited)

FUND SNAPSHOT

The Fund seeks high-quality equity and fundamental fixed income selected to drive portfolio income. The allocation has the flexibility to move between 40% to 60% in equity securities with the remainder in fixed income securities and cash equivalents. Both the Perkins equity team and the Janus fixed income team focus on minimizing downside risk using their own unique approaches to fundamental, bottom-up investing.

Ted Thome co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE REVIEW

For the 12-month period ended June 30, 2016, Perkins Value Plus Income Fund’s Class I Shares returned 1.18%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 2.86%. Its blended benchmark, the Value Income Index, a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned 4.67%. The Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index, returned 6.00% during the period.

MARKET ENVIRONMENT

Concerns over sluggish economic growth and the possibility of recession weighed heavily on global markets during the second half of 2015. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

The U.S. Treasury curve flattened during the period, as yields fell significantly across most tenors. The combination of Brexit concerns, slowing global growth and negative interest rate policies abroad triggered a rotation into U.S. Treasurys during the period. Both high-yield and investment-grade credit spreads widened through mid-February before tightening back to near where they began by the end of the period.

PERFORMANCE DISCUSSION

We were overweight in equities during the period.

Our equity sleeve in aggregate underperformed the Russell 1000 Value Index. Our holdings in energy, industrials and information technology weighed the most on relative performance. Relative contributors included our stock selection in consumer discretionary and consumer staples. The financials sector was also additive due to a combination of our weighting during the period and our stock selection.

The fixed income sleeve underperformed the Barclays U.S. Aggregate Bond Index. Security selection in high-yield corporate credit drove the sleeve’s underperformance. Sector detractors were led by both midstream and independent energy, as well as technology. Credit sector contributors included diversified manufacturing, building materials and brokerage, asset managers and exchanges.

In our joint management of the Fund, both Perkins and Janus investment teams are equally as concerned with absolute total returns as we are on relative returns, and therefore, are focused on the long term.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

EQUITY DETRACTORS

The leading individual detractor was Anadarko Petroleum Corporation, a global independent oil and gas exploration and production company that owns reserves in some of the most prolific oil and gas basins around the globe. The shares traded down to year-to-date lows in the fourth quarter of 2015 as crude oil prices reached multi-year

Janus Investment Fund	1

Perkins Value Plus Income Fund (unaudited)

lows and weighed on the outlook for energy companies. Anadarko Petroleum’s shares also traded lower in the period after it was announced that they made a failed bid to acquire Apache Corporation in November. We exited our position during the period.

Another detractor was Plains GP Holdings LP, the publicly traded general partner of Plains All American Pipeline LP, a master limited partnership (MLP) that owns and operates crude oil and natural gas infrastructure assets in North America. Plains GP Holdings LP shares were negatively impacted as concerns about a potential dividend cut and the company’s ability to access the capital markets to fund future growth in the midst of an industry-wide sell-off were the main catalysts for investors to rush for the exits. Furthermore, Plains management team issued unclear dividend and operating guidance in the second half of 2015 that further roiled investors. We continue to analyze the market and company specific challenges that are upon the company and still hold shares as the current stock price imbeds a severe downside case and the reward-to-risk ratio remains compelling, in our view.

EQUITY CONTRIBUTORS

The largest individual contributor was National Storage Affiliates Trust (NSA). NSA is a real estate investment trust (REIT) that completed its initial public offering (IPO) in 2015 and owns and operates self-storage facilities in the United States utilizing a unique partnership and acquisition structure. The company operates with a strong balance sheet, generates solid free cash flow and pays a higher dividend yield than the self-storage peer group average. It also trades at a relative discount to net asset value (NAV) and funds from operations (FFO) multiple versus its self-storage peers. We believe the self-storage property type in general has been an extremely attractive one over a full market cycle due to its strong growth throughout the economic recovery as well as its resilience during recessions. Limited new supply in the storage sector has provided additional pricing power for NSA. As a result of these positive attributes and continued solid fundamentals, we have maintained a position in the company.

PPL Corporation is a regulated electric utility that serves markets in Kentucky, Pennsylvania and parts of the UK. PPL has been a core holding in the Fund as its stable earnings and cash flows have generated strong returns. The low interest rate environment continued to provide a tailwind for utilities and PPL shares benefited from solid earnings reports during the one-year period. We continue to hold the shares as we view PPL’s high-quality regulated assets favorably and healthy dividend yield as defensive should market volatility continue.

FIXED INCOME CONTRIBUTORS AND DETRACTORS

The underperformance of the Fund’s fixed income sleeve was driven by our holdings in both high-yield and investment-grade corporate credit. Our security selection, which we consider to be more defensive in nature, did not keep up with the lower quality rally in the latter half of the period. However, spread carry, or the excess income generated by the Fund’s securities during the period, slightly offset the security selection.

On a credit sector basis, our allocations to midstream and independent energy were among the largest detractors from relative performance. Early in the period, crude oil prices came under renewed pressure, which acutely affected energy companies that heavily utilized leverage to expand operations in recent years. Later in the period, as oil prices strengthened, our more defensive security selection in energy-related sectors weighed on results; we seek quality companies with best-in-class assets and management teams committed to balance sheet strength that we believe can prosper in varying crude oil price environments. A decline in Chesapeake Energy, primarily as a result of falling oil prices earlier in the period, detracted from performance. We exited our position.

Underperformance in technology was largely a function of security selection, including our exposure to Seagate Technology. The company has been negatively impacted by the decline in hard disk year-over-year demand. We invested in the hard disk manufacturer in 2014 due to its conservative balance sheet philosophy and leading position in an industry that had undergone consolidation. These factors contributed to the credit crossing over from high-yield to investment-grade as a rising star. Fundamental headwinds within the industry resulted in our reduction of the position.

Relative credit sector contributors included security selection in diversified manufacturing, and building materials along with our allocations to brokerage, asset managers and exchanges.

ConocoPhillips was one of our top relative contributors. We believe the multinational energy corporation can succeed in a lower for longer oil price environment with its diversified production mix and broad geographic footprint. We like what we believe to be the company’s high-quality

2	JUNE 30, 2016

Perkins Value Plus Income Fund (unaudited)

exploration and production assets and strong management team. Banking and payment technology company Fidelity National Information Services was also a leading contributor. After completing extensive research with our equity team, we are constructive on the company’s market leading position within the financial technology industry. We like its defensive business model, historically recurring earnings and strong free cash flow. Management’s intent to pay down debt following the 2015 acquisition of SunGard resulted in positive sentiment toward the issuer during the period.

Contributing most to performance on an asset class basis was the Fund’s out-of-index allocation to preferreds, including bank hybrids. Another contributor to relative performance was our zero weighting to government-related entities. This was due in part to the downgrade of benchmark component Petrobras, which occurred during the period.

OUTLOOK AND POSITIONING

While equity markets continued their upward ascent, significant volatility appeared at period end given the fallout from the Brexit vote in the UK. Meanwhile, the list of risk factors continues to grow: the fallout from the UK voting to exit the EU providing more economic uncertainty; anemic economic growth on a global basis; confusion regarding policy action or inaction of central banks around the world; high volatility in foreign exchange rates given the near zero/zero interest rate policies worldwide; commodity price swings; and assorted geopolitical events, including the upcoming U.S. election. These would be less worrisome if the U.S. market was cheaper, but at 26x cyclically adjusted earnings, it does not seem as if these risks are priced into the market as a whole. We believe our quality-focused value stocks should perform relatively well in a choppy or negative market.

For the long term, we are more constructive and believe that equities are still a better alternative to cash which is yielding near zero, and are a better alternative to bonds which offer a nominal return or depending on your location, a negative return. Zero interest rates, or in some cases negative interest rates, indicate that economies are not in a strong position and much of the return in the stock market has not been due to earnings growth, but rather a result of price/earnings (P/E) multiple expansion. This near zero or zero rate monetary policy over the longer term would seem to indicate that world economies are stagnant or in a deflationary environment with both outcomes unappealing. The stagnant environment could prove challenging given multiples on stocks appear fully valued and the profit growth would be sluggish at best. In a deflationary environment, corporate balance sheets that have taken advantage of extremely low interest rates would have difficulty covering interest expense as profits would be under pressure.

In either scenario, a focus on the downside scenario is our top priority. Our focus on investing in what we believe to be high-quality companies with solid balance sheets, healthy free cash flow and a leading competitive position is intended to help provide a margin of safety in a challenging market, as well as good participation in a stronger environment.

On the fixed income side, we believe the UK’s unexpected decision to split from the EU will have lasting effects on the markets and that unknowns surrounding the outlook for the UK will present challenges in the near future. Longer term, the outlook for the EU hangs in the balance as other member countries will likely be emboldened to stand up to the confines of Brussels.

The surprise decision also blurs the landscape for U.S. investors. U.S. dollar safe-haven status will likely drive the value of the dollar higher for a sustained period, making U.S. growth more difficult. Additionally, the U.S. employment picture has moderated in the last three months to a point that further economic strength must be questioned. The Fed, in our view, will have a difficult time raising rates for the balance of 2016; even 2017 looks unlikely in the face of current challenges.

Despite low rates and stalled growth, domestic opportunities continue to look more favorable than those abroad. U.S. yields may be low, but they are comparatively higher than many developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. This dynamic has resulted in strong global demand for U.S investment grade credit; however, we believe that caution in credit is warranted. Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets, 2015’s record merger and acquisition (M&A) activity and multiple large leveraged buyout announcements this year suggest we remain in the late innings of the credit cycle. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go

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Perkins Value Plus Income Fund (unaudited)

only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

Across the quality spectrum, our focus remains on higher quality issuers with balance sheet liquidity, strong free-cash-flow generation potential and a commitment to deleveraging. We foresee range bound spreads in the latter half of 2016. Volatility will likely remain elevated, and break-evens are tight, making security avoidance, in our opinion, all the more important in the months to come. Our defensive posture remains intact within the fixed income sleeve, as we seek to deliver on our central tenet of capital preservation and strong risk-adjusted returns.

Thank you for your investment in Perkins Value Plus Income Fund.

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Perkins Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2016

	5 Top Performers – Equity Holdings		5 Bottom Performers - Equity Holdings
		Contribution		Contribution
	National Storage Affiliates Trust	0.93%	Anadarko Petroleum Corp.	-1.06%
	PPL Corp.	0.58%	Plains GP Holdings LP - Class A	-0.79%
	Lamar Advertising Co. - Class A	0.52%	Phibro Animal Health Corp. - Class A	-0.79%
	Pinnacle West Capital Corp.	0.40%	Citizens Financial Group, Inc.	-0.59%
	Verizon Communications, Inc.	0.37%	Cobham PLC	-0.55%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 1000 Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	0.98%	5.10%	5.21%
	Consumer Staples	0.64%	7.16%	7.13%
	Financials	0.30%	24.89%	29.41%
	Other**	0.10%	2.07%	0.00%
	Materials	-0.01%	0.68%	2.79%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 1000 Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Energy	-2.01%	8.35%	13.04%
	Industrials	-1.52%	10.75%	10.18%
	Information Technology	-0.70%	10.97%	11.24%
	Telecommunication Services	-0.46%	3.04%	2.65%
	Health Care	-0.42%	21.77%	11.90%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	5

Perkins Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2016

5 Largest Equity Holdings - (% of Net Assets)
Pfizer, Inc.
Pharmaceuticals	1.8%
Procter & Gamble Co.
Household Products	1.7%
Lamar Advertising Co. - Class A
Real Estate Investment Trusts (REITs)	1.5%
Wells Fargo & Co.
Commercial Banks	1.5%
JPMorgan Chase & Co.
Commercial Banks	1.5%
8.0%

Asset Allocation - (% of Net Assets)
Common Stocks	57.5%
Corporate Bonds	20.7%
Mortgage-Backed Securities	9.5%
U.S. Treasury Notes/Bonds	6.3%
Asset-Backed/Commercial Mortgage-Backed Securities	2.5%
Bank Loans and Mezzanine Loans	1.1%
Investment Companies	0.8%
Preferred Stocks	0.8%
Other	0.8%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2016	As of June 30, 2015

6	JUNE 30, 2016

Perkins Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2016				per the October 28, 2015 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.01%	6.60%	7.99%	1.43%	0.96%
Class A Shares at MOP	-4.82%	5.34%	6.91%
Class C Shares at NAV	0.38%	5.90%	7.27%	2.18%	1.70%
Class C Shares at CDSC	-0.59%	5.90%	7.27%
Class D Shares(1)	1.12%	6.72%	8.12%	1.33%	0.83%
Class I Shares	1.18%	6.84%	8.22%	1.22%	0.73%
Class S Shares	1.28%	6.51%	7.88%	1.64%	1.18%
Class T Shares	1.26%	6.70%	8.08%	1.39%	0.93%
Russell 1000 Value Index	2.86%	11.35%	13.06%
Barclays U.S. Aggregate Bond Index	6.00%	3.76%	3.65%
Value Income Index	4.67%	7.73%	8.50%
Morningstar Quartile - Class I Shares	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	261/924	286/796	283/754

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

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Perkins Value Plus Income Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective April 1, 2016, Theodore Thome and Darrell Watters are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – July 30, 2010

(1) Closed to certain new investors.

8	JUNE 30, 2016

Perkins Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period (1/1/16 - 6/30/16)†	Net Annualized Expense Ratio (1/1/16 - 6/30/16)
Class A Shares	$1,000.00	$1,036.40	$4.71	$1,000.00	$1,020.24	$4.67	0.93%
Class C Shares	$1,000.00	$1,033.30	$8.49	$1,000.00	$1,016.51	$8.42	1.68%
Class D Shares	$1,000.00	$1,036.00	$4.15	$1,000.00	$1,020.79	$4.12	0.82%
Class I Shares	$1,000.00	$1,037.30	$3.90	$1,000.00	$1,021.03	$3.87	0.77%
Class S Shares	$1,000.00	$1,036.10	$4.96	$1,000.00	$1,019.99	$4.92	0.98%
Class T Shares	$1,000.00	$1,036.60	$4.41	$1,000.00	$1,020.54	$4.37	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,879
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	25,000	25,430
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	26,303
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,566
Banc of America Commercial Mortgage Trust 2007-3, 5.7231%, 6/10/49‡	15,808	15,888
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	145,541	145,657
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	35,176	35,659
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	46,631	48,238
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	63,680	64,687
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	73,972	68,595
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	16,000	15,926
GS Mortgage Securities Corp. II, 3.5495%, 12/10/27 (144A)‡	100,000	95,711
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	25,000	24,068
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	8,623	8,537
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	10,000	10,055
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	22,585	22,908
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4490%, 9/15/45‡	20,000	20,006
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	27,000	27,126
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,436
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	46,451
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	45,000	45,549
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	98,007	98,225
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1474%, 2/15/51‡	53,638	53,195
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1407%, 5/15/46‡	20,000	19,800
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1921%, 1/15/27 (144A)‡	25,000	23,766
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.6921%, 2/15/27 (144A)‡	25,000	23,740
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	91,310	91,812
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,151,022)		1,143,213
Bank Loans and Mezzanine Loans – 1.1%
Communications – 0.5%
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	58,860	58,860
Level 3 Financing, Inc., 3.5000%, 5/31/22‡	42,000	41,811
Nielsen Finance LLC, 0%, 4/15/21(a),‡	6,000	6,008
T-Mobile USA, Inc., 3.5000%, 11/9/22‡	41,915	42,024
Tribune Media Co., 3.7500%, 12/27/20‡	50,565	50,376
		199,079
Consumer Cyclical – 0.2%
Aramark Services, Inc., 3.2500%, 9/7/19‡	29,597	29,597
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	42,000	42,000
KFC Holding Co., 0%, 6/16/23(a),‡	5,000	5,000
PTL Acquisition, Inc., 0%, 5/13/21(a),‡	20,000	19,983
		96,580
Consumer Non-Cyclical – 0.3%
DaVita HealthCare Partners, Inc., 3.5000%, 6/24/21‡	16,957	16,978
HCA, Inc., 3.3811%, 5/1/18‡	41,892	41,902
IMS Health, Inc., 3.5000%, 3/17/21‡	72,335	71,612
		130,492
Technology – 0.1%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	57,855	57,882
Total Bank Loans and Mezzanine Loans (cost $485,065)		484,033
Corporate Bonds – 20.7%
Banking – 2.5%
Ally Financial, Inc., 3.2500%, 11/5/18	23,000	22,971
Ally Financial, Inc., 8.0000%, 12/31/18	12,000	13,110
American Express Co., 6.8000%, 9/1/66‡	67,000	66,916
American Express Credit Corp., 2.2500%, 5/5/21	43,000	43,763
Bank of America Corp., 5.7500%, 8/15/16	20,000	20,095
Bank of America Corp., 4.4500%, 3/3/26	68,000	71,124
Bank of America Corp., 8.0000%µ	53,000	52,669

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2016

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Bank of America Corp., 6.3000%µ	$28,000	$29,750
Citigroup, Inc., 4.4500%, 9/29/27	38,000	39,144
Citizens Financial Group, Inc., 4.3000%, 12/3/25	57,000	59,995
Discover Financial Services, 3.9500%, 11/6/24	45,000	46,122
Discover Financial Services, 3.7500%, 3/4/25	42,000	42,312
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	82,317
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	34,000	34,749
Goldman Sachs Group, Inc., 3.7500%, 2/25/26	50,000	52,625
JPMorgan Chase & Co., 4.2500%, 10/1/27	58,000	61,366
JPMorgan Chase Capital XXI, 1.5866%, 2/2/37‡	5,000	3,813
Morgan Stanley, 2.4500%, 2/1/19	51,000	51,958
Morgan Stanley, 4.8750%, 11/1/22	18,000	19,711
Morgan Stanley, 3.9500%, 4/23/27	36,000	36,407
Morgan Stanley, 5.5500%µ	52,000	51,511
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	24,000	24,539
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	24,000	24,546
SVB Financial Group, 5.3750%, 9/15/20	56,000	62,512
Synchrony Financial, 2.6000%, 1/15/19	2,000	2,022
Synchrony Financial, 3.0000%, 8/15/19	62,000	63,033
Wells Fargo & Co., 3.0000%, 4/22/26	16,000	16,310
Wells Fargo & Co., 5.8750%µ	47,000	50,114
		1,145,504
Basic Industry – 1.2%
AK Steel Corp., 7.5000%, 7/15/23	89,000	90,335
Albemarle Corp., 4.1500%, 12/1/24	38,000	39,790
Albemarle Corp., 5.4500%, 12/1/44	50,000	53,310
Alcoa, Inc., 5.1250%, 10/1/24	103,000	102,742
Ashland, Inc., 3.8750%, 4/15/18	49,000	49,980
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	95,754
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	46,000	49,200
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	59,000	60,318
		541,429
Brokerage – 2.3%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	39,000	40,649
Charles Schwab Corp., 3.0000%, 3/10/25	36,000	37,589
Charles Schwab Corp., 7.0000%µ	47,000	53,521
E*TRADE Financial Corp., 5.3750%, 11/15/22	60,000	63,300
E*TRADE Financial Corp., 4.6250%, 9/15/23	78,000	78,975
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	47,000	50,951
Lazard Group LLC, 6.8500%, 6/15/17	2,000	2,092
Lazard Group LLC, 4.2500%, 11/14/20	60,000	63,865
Lazard Group LLC, 3.7500%, 2/13/25	11,000	10,935
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	98,000	102,287
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	60,000	53,036
Raymond James Financial, Inc., 5.6250%, 4/1/24	215,000	245,853
Scottrade Financial Services, Inc., 6.1250%, 7/11/21 (144A)§	13,000	13,987
Stifel Financial Corp., 4.2500%, 7/18/24	62,000	63,588
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	49,000	51,054
TD Ameritrade Holding Corp., 3.6250%, 4/1/25†	98,000	104,981
		1,036,663
Capital Goods – 1.1%
Ball Corp., 4.3750%, 12/15/20	142,000	149,366
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	53,000
General Electric Co., 5.0000%µ	44,000	46,684
Harris Corp., 4.2500%, 10/1/16	61,000	61,370
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	43,000	45,801
Masco Corp., 3.5000%, 4/1/21	22,000	22,447

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Owens Corning, 4.2000%, 12/1/24	$22,000	$23,020
Vulcan Materials Co., 7.0000%, 6/15/18	29,000	31,755
Vulcan Materials Co., 7.5000%, 6/15/21	18,000	21,623
Vulcan Materials Co., 4.5000%, 4/1/25	61,000	65,117
		520,183
Communications – 1.3%
American Tower Corp., 3.3000%, 2/15/21	46,000	47,987
American Tower Corp., 3.4500%, 9/15/21	4,000	4,163
American Tower Corp., 3.5000%, 1/31/23	7,000	7,243
American Tower Corp., 4.4000%, 2/15/26	26,000	28,228
American Tower Corp., 3.3750%, 10/15/26	65,000	65,338
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	36,000	37,350
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.4640%, 7/23/22 (144A)	47,000	50,513
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25 (144A)	83,000	90,744
Crown Castle International Corp., 4.8750%, 4/15/22	53,000	58,205
Crown Castle International Corp., 5.2500%, 1/15/23	32,000	35,906
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	50,000	50,087
Time Warner Cable, Inc., 5.8500%, 5/1/17	28,000	28,985
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	62,760
		567,509
Consumer Cyclical – 1.9%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	59,000	59,442
Brinker International, Inc., 3.8750%, 5/15/23	66,000	66,968
CVS Health Corp., 2.8000%, 7/20/20	87,000	90,590
CVS Health Corp., 4.7500%, 12/1/22	22,000	25,129
CVS Health Corp., 5.0000%, 12/1/24	30,000	35,112
DR Horton, Inc., 4.7500%, 5/15/17	31,000	31,639
DR Horton, Inc., 3.7500%, 3/1/19	63,000	63,945
DR Horton, Inc., 4.0000%, 2/15/20	6,000	6,180
General Motors Co., 4.8750%, 10/2/23	175,000	186,295
General Motors Financial Co., Inc., 3.1000%, 1/15/19	43,000	43,927
General Motors Financial Co., Inc., 3.7000%, 5/9/23	20,000	20,104
Hanesbrands, Inc., 4.6250%, 5/15/24 (144A)	56,000	56,140
MDC Holdings, Inc., 5.5000%, 1/15/24	72,000	71,280
Toll Brothers Finance Corp., 4.0000%, 12/31/18	28,000	29,022
Toll Brothers Finance Corp., 4.3750%, 4/15/23	15,000	14,775
Walgreens Boots Alliance, Inc., 2.6000%, 6/1/21	12,000	12,224
Walgreens Boots Alliance, Inc., 3.1000%, 6/1/23	8,000	8,148
Walgreens Boots Alliance, Inc., 3.4500%, 6/1/26	31,000	31,823
Walgreens Boots Alliance, Inc., 4.6500%, 6/1/46	5,000	5,333
		858,076
Consumer Non-Cyclical – 2.8%
AbbVie, Inc., 3.2000%, 5/14/26	64,000	64,831
Actavis Funding SCS, 3.0000%, 3/12/20	75,000	77,350
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	29,000	30,073
Anheuser-Busch InBev Finance, Inc., 3.3000%, 2/1/23	76,000	80,079
Anheuser-Busch InBev Finance, Inc., 3.6500%, 2/1/26	48,000	51,420
Aramark Services, Inc., 5.1250%, 1/15/24 (144A)	6,000	6,120
Becton Dickinson and Co., 1.8000%, 12/15/17	52,000	52,425
Express Scripts Holding Co., 4.5000%, 2/25/26	181,000	198,855
Express Scripts Holding Co., 3.4000%, 3/1/27	38,000	37,952
Express Scripts Holding Co., 4.8000%, 7/15/46	23,000	22,969
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	23,000	25,214
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	34,000	35,307
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	29,000	30,800
Kraft Heinz Foods Co., 3.0000%, 6/1/26 (144A)	31,000	31,254
Molson Coors Brewing Co., 3.0000%, 7/15/26	37,000	36,964

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2016

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Molson Coors Brewing Co., 4.2000%, 7/15/46	$15,000	$15,064
Newell Brands, Inc., 3.1500%, 4/1/21	13,000	13,543
Newell Brands, Inc., 3.8500%, 4/1/23	11,000	11,667
Newell Brands, Inc., 5.0000%, 11/15/23 (144A)	21,000	22,050
Newell Brands, Inc., 4.2000%, 4/1/26	74,000	80,220
Post Holdings, Inc., 7.3750%, 2/15/22	93,000	97,766
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	15,000	15,150
Sysco Corp., 2.5000%, 7/15/21	10,000	10,219
Sysco Corp., 3.3000%, 7/15/26	25,000	25,937
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	28,000	29,050
Universal Health Services, Inc., 4.7500%, 8/1/22 (144A)	23,000	23,394
Universal Health Services, Inc., 5.0000%, 6/1/26 (144A)	23,000	23,057
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	103,000	109,861
		1,258,591
Electric – 0.6%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	45,000	47,025
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	67,000	74,603
Southern Co., 2.3500%, 7/1/21	60,000	61,191
Southern Co., 2.9500%, 7/1/23	32,000	33,171
Southern Co., 3.2500%, 7/1/26	60,000	62,323
		278,313
Energy – 1.5%
Anadarko Petroleum Corp., 6.3750%, 9/15/17	2,000	2,105
Anadarko Petroleum Corp., 4.8500%, 3/15/21	7,000	7,424
Anadarko Petroleum Corp., 5.5500%, 3/15/26	24,000	26,503
Anadarko Petroleum Corp., 6.6000%, 3/15/46	18,000	21,735
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	10,000	10,288
Canadian Natural Resources, Ltd., 5.9000%, 2/1/18	16,000	16,904
Cenovus Energy, Inc., 5.7000%, 10/15/19	2,000	2,115
Cimarex Energy Co., 5.8750%, 5/1/22	34,000	35,616
Cimarex Energy Co., 4.3750%, 6/1/24	17,000	17,778
ConocoPhillips Co., 4.2000%, 3/15/21	31,000	33,565
ConocoPhillips Co., 4.9500%, 3/15/26	53,000	60,098
Devon Energy Corp., 2.2500%, 12/15/18	28,000	27,803
Devon Energy Corp., 6.3000%, 1/15/19	12,000	13,000
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	44,658
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	88,000	93,895
Hess Corp., 8.1250%, 2/15/19	12,000	13,373
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	20,354
Kinder Morgan Energy Partners LP, 4.1500%, 2/1/24	8,000	8,041
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	45,000	45,387
Kinder Morgan, Inc., 6.5000%, 9/15/20	5,000	5,510
Oceaneering International, Inc., 4.6500%, 11/15/24	59,000	57,047
Phillips 66 Partners LP, 3.6050%, 2/15/25	16,000	15,723
Spectra Energy Partners LP, 4.7500%, 3/15/24	58,000	63,744
Williams Partners LP / ACMP Finance Corp., 4.8750%, 3/15/24	51,000	48,916
		691,582
Finance Companies – 0.4%
CIT Group, Inc., 4.2500%, 8/15/17	97,000	98,794
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	29,000	30,341
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	46,000	46,230
International Lease Finance Corp., 8.7500%, 3/15/17	21,000	21,924
		197,289
Financial – 0.4%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	102,000	106,495
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	70,000	68,250
		174,745
Industrial – 0.1%
Cintas Corp. No 2, 4.3000%, 6/1/21	34,000	37,584

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – 0.7%
Aetna, Inc., 2.4000%, 6/15/21	$28,000	$28,568
Aetna, Inc., 2.8000%, 6/15/23	20,000	20,430
Aetna, Inc., 3.2000%, 6/15/26	48,000	49,384
Berkshire Hathaway, Inc., 3.1250%, 3/15/26	21,000	22,019
CNO Financial Group, Inc., 4.5000%, 5/30/20	13,000	13,455
CNO Financial Group, Inc., 5.2500%, 5/30/25	41,000	42,230
Primerica, Inc., 4.7500%, 7/15/22	82,000	90,264
Voya Financial, Inc., 5.6500%, 5/15/53‡	63,000	59,377
		325,727
Real Estate Investment Trusts (REITs) – 0.8%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	63,000	63,552
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22†	65,000	70,317
Post Apartment Homes LP, 4.7500%, 10/15/17	37,000	38,196
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	30,579
SL Green Realty Corp., 5.0000%, 8/15/18	130,000	136,341
		338,985
Technology – 2.4%
Cadence Design Systems, Inc., 4.3750%, 10/15/24	98,000	101,260
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	26,000	27,485
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	14,000	14,587
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	34,000	37,656
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	80,000	90,818
Iron Mountain, Inc., 6.0000%, 10/1/20 (144A)	98,000	102,532
Iron Mountain, Inc., 4.3750%, 6/1/21 (144A)	200,000	201,500
Seagate HDD Cayman, 4.7500%, 6/1/23	9,000	7,607
Seagate HDD Cayman, 4.7500%, 1/1/25	83,000	65,674
Seagate HDD Cayman, 4.8750%, 6/1/27	41,000	29,776
Seagate HDD Cayman, 5.7500%, 12/1/34	36,000	25,290
Total System Services, Inc., 3.8000%, 4/1/21	25,000	26,469
Total System Services, Inc., 4.8000%, 4/1/26	69,000	74,822
Trimble Navigation, Ltd., 4.7500%, 12/1/24	107,000	111,543
Verisk Analytics, Inc., 4.8750%, 1/15/19	49,000	52,245
Verisk Analytics, Inc., 5.8000%, 5/1/21	66,000	75,699
Verisk Analytics, Inc., 5.5000%, 6/15/45	54,000	55,531
		1,100,494
Transportation – 0.7%
Kansas City Southern, 3.1250%, 6/1/26	202,000	206,449
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	52,000	54,449
Southwest Airlines Co., 5.1250%, 3/1/17	53,000	54,441
		315,339
Total Corporate Bonds (cost $9,093,992)		9,388,013
Mortgage-Backed Securities – 9.5%
Fannie Mae Pool:
6.0000%, 8/1/22	11,020	11,991
5.5000%, 1/1/25	8,276	8,910
4.0000%, 6/1/29	9,561	10,209
4.0000%, 7/1/29	17,544	18,692
5.0000%, 9/1/29	30,005	33,307
5.0000%, 1/1/30	10,589	11,752
4.0000%, 4/1/34	22,161	24,092
6.0000%, 12/1/35	29,578	34,095
6.0000%, 2/1/37	4,714	5,517
6.0000%, 9/1/37	25,798	28,449
6.0000%, 10/1/38	24,934	28,480
7.0000%, 2/1/39	8,838	10,866
5.5000%, 12/1/39	24,311	27,467
5.5000%, 3/1/40	38,746	44,495
5.5000%, 4/1/40	103,676	117,210
4.5000%, 10/1/40	8,066	8,843

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2016

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.5000%, 2/1/41	$22,198	$25,559
5.0000%, 5/1/41	15,870	17,685
5.0000%, 10/1/41	20,338	22,675
5.5000%, 12/1/41	29,688	33,596
4.0000%, 6/1/42	58,337	63,279
4.0000%, 8/1/42	24,194	26,236
4.0000%, 9/1/42	31,873	34,571
4.0000%, 11/1/42	45,447	49,273
4.0000%, 12/1/42	8,508	9,311
3.5000%, 2/1/43	117,789	125,549
4.0000%, 9/1/43	24,804	26,873
3.5000%, 1/1/44	131,504	141,410
3.5000%, 1/1/44	61,305	65,811
4.0000%, 2/1/44	64,689	70,174
3.5000%, 4/1/44	65,589	70,199
4.5000%, 5/1/44	149,216	167,393
4.0000%, 6/1/44	81,918	88,855
5.0000%, 7/1/44	46,249	52,513
4.0000%, 8/1/44	30,887	33,939
4.5000%, 8/1/44	65,425	73,427
4.5000%, 10/1/44	48,559	54,589
4.5000%, 10/1/44	25,807	28,908
3.5000%, 2/1/45	92,828	98,954
4.5000%, 3/1/45	46,464	52,069
4.0000%, 5/1/45	7,005	7,706
4.5000%, 5/1/45	9,153	10,294
4.5000%, 6/1/45	20,979	23,433
4.0000%, 9/1/45	157,745	172,296
4.5000%, 10/1/45	86,082	96,814
3.5000%, 12/1/45	22,227	23,796
3.5000%, 1/1/46	89,453	95,785
3.5000%, 1/1/46	87,772	94,019
4.5000%, 2/1/46	68,888	77,452
4.5000%, 2/1/46	26,147	29,350
4.0000%, 4/1/46	33,431	36,864
4.5000%, 4/1/46	35,556	40,254
4.0000%, 5/1/46	45,417	49,918
		2,615,204
Freddie Mac Gold Pool:
5.0000%, 6/1/20	9,750	10,248
5.5000%, 12/1/28	23,010	25,613
3.5000%, 7/1/29	28,917	30,665
5.5000%, 10/1/36	19,115	21,723
6.0000%, 4/1/40	107,610	126,433
5.0000%, 3/1/42	21,840	24,577
3.5000%, 2/1/44	35,973	38,327
4.5000%, 5/1/44	25,660	28,501
4.0000%, 8/1/44	10,010	10,965
4.5000%, 9/1/44	96,764	108,707
4.5000%, 2/1/46	203,320	228,656
4.5000%, 2/1/46	26,241	29,394
		683,809
Ginnie Mae I Pool:
5.1000%, 1/15/32	40,336	46,767
7.5000%, 8/15/33	20,850	25,071
4.9000%, 10/15/34	47,743	55,388
5.5000%, 9/15/35	6,131	7,136
5.5000%, 2/15/39	15,616	17,975
5.5000%, 8/15/39	92,276	108,013

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 10/15/39	$17,346	$19,534
5.0000%, 11/15/39	29,157	32,656
5.0000%, 1/15/40	8,713	9,763
5.0000%, 5/15/40	10,516	11,907
5.0000%, 7/15/40	31,699	35,497
5.0000%, 7/15/40	4,100	4,590
5.0000%, 2/15/41	31,435	35,333
4.5000%, 5/15/41	29,030	33,320
5.0000%, 5/15/41	10,986	12,435
4.5000%, 7/15/41	35,996	41,674
4.5000%, 7/15/41	8,092	9,062
4.5000%, 8/15/41	88,448	99,381
5.0000%, 9/15/41	9,969	11,507
4.5000%, 5/15/44	20,235	22,596
5.0000%, 7/15/44	11,157	12,668
		652,273
Ginnie Mae II Pool:
6.0000%, 11/20/34	17,285	20,364
5.5000%, 11/20/37	18,991	21,612
6.0000%, 1/20/39	8,475	9,673
4.5000%, 10/20/41	46,888	50,394
6.0000%, 12/20/41	9,764	11,289
6.0000%, 1/20/42	10,286	11,833
6.0000%, 2/20/42	9,772	11,249
6.0000%, 3/20/42	5,540	6,401
6.0000%, 4/20/42	16,792	19,431
3.5000%, 5/20/42	19,437	20,824
6.0000%, 5/20/42	12,088	13,808
5.5000%, 7/20/42	36,640	40,336
6.0000%, 7/20/42	8,594	9,934
6.0000%, 8/20/42	9,449	10,915
6.0000%, 9/20/42	11,210	12,961
6.0000%, 11/20/42	8,045	9,276
6.0000%, 2/20/43	10,898	12,635
4.0000%, 10/20/45	85,794	93,106
		386,041
Total Mortgage-Backed Securities (cost $4,244,937)		4,337,327
U.S. Treasury Notes/Bonds – 6.3%
0.8750%, 6/15/19	54,000	54,268
1.3750%, 1/31/21	196,000	199,468
1.1250%, 2/28/21	557,000	560,927
1.2500%, 3/31/21	376,000	380,377
1.1250%, 6/30/21	215,000	216,067
1.3750%, 6/30/23	30,000	30,159
2.7500%, 11/15/23†	237,000	261,256
2.0000%, 8/15/25	121,000	126,497
1.6250%, 2/15/26	128,000	129,440
1.6250%, 5/15/26	448,000	453,478
3.7500%, 11/15/43	136,000	179,435
3.6250%, 2/15/44	36,000	46,417
3.3750%, 5/15/44	34,000	41,904
2.5000%, 2/15/45	27,000	28,111
3.0000%, 5/15/45	38,000	43,678
2.8750%, 8/15/45	19,000	21,335
2.5000%, 2/15/46	5,000	5,206
2.5000%, 5/15/46	84,000	87,534
Total U.S. Treasury Notes/Bonds (cost $2,739,245)		2,865,557

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2016

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 57.5%
Aerospace & Defense – 1.1%
Meggitt PLC	24,500	$132,880
United Technologies Corp.	3,500	358,925
		491,805
Beverages – 0.6%
PepsiCo, Inc.†	2,500	264,850
Biotechnology – 1.3%
AbbVie, Inc.	5,100	315,741
Gilead Sciences, Inc.	3,300	275,286
		591,027
Capital Markets – 0.8%
Greenhill & Co., Inc.	9,600	154,560
Invesco, Ltd.	7,500	191,550
		346,110
Chemicals – 0.6%
Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	11,200	181,888
Tikkurila Oyj	4,400	79,776
		261,664
Commercial Banks – 8.7%
Boston Private Financial Holdings, Inc.	25,100	295,678
Citigroup, Inc.	12,600	534,114
Citizens Financial Group, Inc.	26,193	523,336
Comerica, Inc.	9,300	382,509
Fifth Third Bancorp	25,800	453,822
JPMorgan Chase & Co.	10,900	677,326
Umpqua Holdings Corp.	25,300	391,391
Wells Fargo & Co.	14,800	700,484
		3,958,660
Commercial Services & Supplies – 0.7%
G4S PLC	69,800	172,753
Republic Services, Inc.	2,900	148,799
		321,552
Communications Equipment – 0.5%
Cisco Systems, Inc.	7,900	226,651
Consumer Finance – 0.7%
American Express Co.	4,900	297,724
Containers & Packaging – 0.2%
Packaging Corp. of America	1,500	100,395
Diversified Telecommunication Services – 1.4%
Telenor ASA	6,700	110,733
Verizon Communications, Inc.	9,500	530,480
		641,213
Electric Utilities – 2.2%
Alliant Energy Corp.†	4,000	158,800
Pinnacle West Capital Corp.	5,500	445,830
PPL Corp.†	10,600	400,150
		1,004,780
Electrical Equipment – 0.9%
Emerson Electric Co.	7,500	391,200
Energy Equipment & Services – 1.2%
Schlumberger, Ltd. (U.S. Shares)†	6,800	537,744
Food & Staples Retailing – 0.4%
Whole Foods Market, Inc.	6,100	195,322
Food Products – 0.7%
Nestle SA	2,200	169,751
Orkla ASA	19,300	171,059
		340,810
Health Care Equipment & Supplies – 1.5%
Medtronic PLC†	5,416	469,946

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Meridian Bioscience, Inc.	10,300	$200,850
		670,796
Health Care Providers & Services – 2.4%
AmerisourceBergen Corp.	2,300	182,436
Owens & Minor, Inc.	3,300	123,354
Patterson Cos., Inc.	8,500	407,065
Quest Diagnostics, Inc.	4,800	390,768
		1,103,623
Household Durables – 0.5%
Garmin, Ltd.	5,500	233,310
Household Products – 1.7%
Procter & Gamble Co.†	9,000	763,030
Independent Power and Renewable Electricity Producers – 0.8%
NRG Yield, Inc. - Class C	24,900	388,191
Industrial Conglomerates – 0.4%
Raven Industries, Inc.	10,000	189,400
Insurance – 1.4%
Allied World Assurance Co. Holdings AG	11,800	414,652
Arthur J Gallagher & Co.	4,400	209,440
		624,092
Leisure Products – 0.3%
Mattel, Inc.	4,300	134,547
Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	3,200	141,952
Machinery – 0.7%
Timken Co.	4,100	125,706
Trinity Industries, Inc.	10,200	189,414
		315,120
Media – 0.5%
Omnicom Group, Inc.	3,000	244,470
Metals & Mining – 0.5%
Compass Minerals International, Inc.	2,800	207,732
Multiline Retail – 0.3%
Target Corp.	1,900	132,658
Multi-Utilities – 0.4%
Engie SA	12,400	200,089
Oil, Gas & Consumable Fuels – 4.8%
Alon USA Energy, Inc.	23,200	150,336
BP PLC (ADR)	8,300	294,733
Delek US Holdings, Inc.	8,800	116,248
Exxon Mobil Corp.	4,900	459,326
Occidental Petroleum Corp.	6,900	521,364
Plains GP Holdings LP - Class A	25,600	267,008
Royal Dutch Shell PLC (ADR)	7,000	386,540
		2,195,555
Pharmaceuticals – 6.2%
Johnson & Johnson†	1,700	206,210
Merck & Co., Inc.	7,000	403,270
Novartis AG (ADR)	5,100	420,801
Pfizer, Inc.	23,400	828,514
Phibro Animal Health Corp. - Class A	13,200	246,312
Shire PLC (ADR)	666	122,597
Teva Pharmaceutical Industries, Ltd. (ADR)	8,000	401,840
Zoetis, Inc.	4,000	189,840
		2,819,384
Real Estate Investment Trusts (REITs) – 4.4%
Lamar Advertising Co. - Class A	10,600	702,780
LaSalle Hotel Properties	9,600	226,368
MGM Growth Properties LLC	10,111	269,761

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2016

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
National Storage Affiliates Trust	11,200	$233,184
Post Properties, Inc.	5,100	311,355
Weyerhaeuser Co.	8,400	250,068
		1,993,516
Road & Rail – 1.2%
CSX Corp.	10,300	268,624
Union Pacific Corp.†	3,200	279,200
		547,824
Semiconductor & Semiconductor Equipment – 2.2%
Analog Devices, Inc.	5,100	288,864
NVE Corp.	5,600	328,440
QUALCOMM, Inc.	7,300	391,061
		1,008,365
Software – 2.7%
Microsoft Corp.	13,000	665,210
Oracle Corp.†	13,800	564,834
		1,230,044
Specialty Retail – 0.3%
Williams-Sonoma, Inc.	2,600	135,538
Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	3,000	286,800
Textiles, Apparel & Luxury Goods – 0.3%
Coach, Inc.	3,000	122,220
Transportation Infrastructure – 0.3%
BBA Aviation PLC	43,100	127,646
Wireless Telecommunication Services – 0.8%
Vodafone Group PLC (ADR)	11,400	352,146
Total Common Stocks (cost $24,494,930)		26,139,555
Preferred Stocks – 0.8%
Capital Markets – 0.1%
Morgan Stanley, 6.8750%	1,925	55,324
Commercial Banks – 0.3%
Citigroup Capital XIII, 7.0084%	4,000	104,280
Wells Fargo & Co., 6.6250%	1,325	39,432
		143,712
Consumer Finance – 0.2%
Discover Financial Services, 6.5000%	2,850	75,354
Household Products – 0.2%
Morgan Stanley, 7.1250%	2,150	63,790
Industrial Conglomerates – 0%
General Electric Co., 4.7000%	224	5,938
Total Preferred Stocks (cost $318,035)		344,118
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $363,206)	363,206	363,206
Total Investments (total cost $42,890,432) – 99.2%		45,065,022
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		369,111
Net Assets – 100%		$45,434,133

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$41,244,464	91.5%
United Kingdom	1,751,204	3.9
Switzerland	590,552	1.3
Israel	401,840	0.9
Norway	281,792	0.6
Canada	270,637	0.6
France	200,089	0.4
Belgium	161,572	0.4
Finland	79,776	0.2
Singapore	57,882	0.1
Germany	25,214	0.1

Total	$45,065,022	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
British Pound	7/21/16	249,000	$331,471	$28,941
Israeli Shekel	7/21/16	1,202,000	311,667	1,818
Norwegian Krone	7/21/16	1,728,000	206,605	5,195
Swiss Franc	7/21/16	409,700	420,171	6,138

			1,269,914	42,092
HSBC Securities (USA), Inc.:
British Pound	7/13/16	667,000	887,849	81,795
RBC Capital Markets Corp.:
Canadian Dollar	7/21/16	178,600	138,270	(713)
Euro	7/21/16	132,400	147,007	2,808
Euro	7/21/16	56,000	62,178	(212)

			347,455	1,883
Total			$2,505,218	$125,770

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2016

Perkins Value Plus Income Fund

Schedule of Investments

June 30, 2016

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Alliant Energy Corp.	14	$40.00	7/16	$556	$17	$(539)
Johnson & Johnson	5	120.00	7/16	354	(674)	(1,028)
Medtronic PLC	6	90.00	7/16	118	76	(42)
PepsiCo, Inc.	5	110.00	7/16	53	42	(11)
PPL Corp.	14	40.00	7/16	416	393	(23)
Procter & Gamble Co.	7	87.50	7/16	75	51	(24)
Union Pacific Corp.	6	95.00	7/16	118	104	(14)
Total	57			$1,690	$9	$(1,681)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Perkins Value Plus Income Fund

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
Value Income Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2016 is $2,155,972, which represents 4.7% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $1,379,296.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	395,199	16,292,336	(16,324,329)	363,206	$—	$1,748	$363,206

22	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$67,540	$68,595	0.2%
Scottrade Financial Services, Inc., 6.1250%, 7/11/21	5/3/16 - 5/5/16	13,832	13,987	0.0
Total		$81,372	$82,582	0.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 1,143,213	$ -
Bank Loans and Mezzanine Loans	-	484,033	-
Corporate Bonds	-	9,388,013	-
Mortgage-Backed Securities	-	4,337,327	-
U.S. Treasury Notes/Bonds	-	2,865,557	-
Common Stocks
Aerospace & Defense	358,925	132,880
Chemicals	181,888	79,776	-
Commercial Services & Supplies	148,799	172,753	-
Diversified Telecommunication Services	530,480	110,733	-
Food Products	-	340,810	-
Multi-Utilities	-	200,089	-
Transportation Infrastructure	-	127,646	-
All Other	23,754,776	-	-
Preferred Stocks	-	344,118	-
Investment Companies	-	363,206	-
Total Investments in Securities	$ 24,974,868	$ 20,090,154	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 126,695	$ -
Total Assets	$ 24,974,868	$ 20,216,849	$ -

Janus Investment Fund	23

Perkins Value Plus Income Fund

Notes to Schedule of Investments and Other Information

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 925	$ -
Options Written, at Value	-	1,681	-
Total Liabilities	$ -	$ 2,606	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

24	JUNE 30, 2016

Perkins Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$42,890,432
Unaffiliated investments, at value	44,701,816
Affiliated investments, at value	363,206
Cash	41,888
Forward currency contracts	126,695
Closed foreign currency contracts	2,119
Non-interested Trustees' deferred compensation	819
Receivables:
Investments sold	1,638,584
Fund shares sold	195,635
Interest	132,531
Dividends	56,233
Due from adviser	38,372
Foreign tax reclaims	6,725
Dividends from affiliates	273
Other assets	117
Total Assets	47,305,013
Liabilities:
Forward currency contracts	925
Options written, at value(1)	1,681
Payables:	—
Investments purchased	1,654,983
Fund shares repurchased	44,650
Professional fees	39,850
Advisory fees	22,269
Transfer agent fees and expenses	7,484
12b-1 Distribution and shareholder servicing fees	6,804
Dividends	3,271
Non-interested Trustees' deferred compensation fees	819
Fund administration fees	353
Non-interested Trustees' fees and expenses	315
Custodian fees	207
Accrued expenses and other payables	87,269
Total Liabilities	1,870,880
Net Assets	$45,434,133

See Notes to Financial Statements.

Janus Investment Fund	25

Perkins Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$43,098,534
Undistributed net investment income/(loss)	78,366
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(42,527)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,299,760
Total Net Assets	$45,434,133
Net Assets - Class A Shares	$6,081,690
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	559,550
Net Asset Value Per Share(2)	$10.87
Maximum Offering Price Per Share(3)	$11.53
Net Assets - Class C Shares	$6,282,975
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	576,419
Net Asset Value Per Share(2)	$10.90
Net Assets - Class D Shares	$26,205,352
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,410,513
Net Asset Value Per Share	$10.87
Net Assets - Class I Shares	$3,148,973
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	289,435
Net Asset Value Per Share	$10.88
Net Assets - Class S Shares	$2,088,284
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	191,936
Net Asset Value Per Share	$10.88
Net Assets - Class T Shares	$1,626,859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	149,572
Net Asset Value Per Share	$10.88

(1) Premiums received $1,690. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

26	JUNE 30, 2016

Perkins Value Plus Income Fund

Statement of Operations

For the year ended June 30, 2016

Investment Income:
Dividends	$875,871
Interest	612,577
Dividends from affiliates	1,748
Other income	3,620
Foreign tax withheld	(12,419)
Total Investment Income	1,481,397
Expenses:
Advisory fees	283,696
12b-1Distribution and shareholder servicing fees:
Class A Shares	14,942
Class C Shares	61,010
Class S Shares	5,058
Transfer agent administrative fees and expenses:
Class D Shares	32,110
Class S Shares	5,058
Class T Shares	6,047
Transfer agent networking and omnibus fees:
Class C Shares	1,081
Class I Shares	3,175
Other transfer agent fees and expenses:
Class A Shares	654
Class C Shares	852
Class D Shares	7,479
Class I Shares	209
Class S Shares	43
Class T Shares	88
Registration fees	99,757
Accounting systems fee	54,119
Professional fees	53,370
Shareholder reports expense	31,729
Custodian fees	8,234
Fund administration fees	4,230
Non-interested Trustees’ fees and expenses	1,191
Other expenses	3,237
Total Expenses	677,369
Less: Excess Expense Reimbursement	(230,843)
Net Expenses	446,526
Net Investment Income/(Loss)	1,034,871
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	613,809
Written options contracts	15,682
Total Net Realized Gain/(Loss) on Investments	629,491
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,330,931)
Written options contracts	(1,534)
Total Change in Unrealized Net Appreciation/Depreciation	(1,332,465)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$331,897

See Notes to Financial Statements.

Janus Investment Fund	27

Perkins Value Plus Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2016	Year ended June 30, 2015

Operations:
Net investment income/(loss)	$1,034,871	$993,947
Net realized gain/(loss) on investments	629,491	2,901,808
Change in unrealized net appreciation/depreciation	(1,332,465)	(2,955,583)
Net Increase/(Decrease) in Net Assets Resulting from Operations	331,897	940,172
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(127,760)	(161,953)
Class C Shares	(90,356)	(118,210)
Class D Shares	(596,865)	(760,888)
Class I Shares	(83,881)	(126,968)
Class S Shares	(46,811)	(52,103)
Class T Shares	(55,237)	(108,167)
Total Dividends from Net Investment Income	(1,000,910)	(1,328,289)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(140,455)	(531,013)
Class C Shares	(147,738)	(551,851)
Class D Shares	(624,548)	(2,296,570)
Class I Shares	(87,785)	(312,655)
Class S Shares	(47,215)	(163,955)
Class T Shares	(62,493)	(344,279)
Total Distributions from Net Realized Gain from Investment Transactions	(1,110,234)	(4,200,323)
Net Decrease from Dividends and Distributions to Shareholders	(2,111,144)	(5,528,612)
Capital Share Transactions:
Class A Shares	79,335	150,005
Class C Shares	(514,131)	1,084,128
Class D Shares	(2,009,104)	(1,448,525)
Class I Shares	(661,431)	(6,438,862)
Class S Shares	94,087	(2,782,668)
Class T Shares	(1,877,769)	(4,951,294)
Net Increase/(Decrease) from Capital Share Transactions	(4,889,013)	(14,387,216)
Net Increase/(Decrease) in Net Assets	(6,668,260)	(18,975,656)
Net Assets:
Beginning of period	52,102,393	71,078,049
End of period	$45,434,133	$52,102,393

Undistributed Net Investment Income/(Loss)	$78,366	$(4,252)

See Notes to Financial Statements.

28	JUNE 30, 2016

Perkins Value Plus Income Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended June 30	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$11.26	$12.26	$11.68		$10.86	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.22(1)	0.23(1)		0.30	0.31
Net realized and unrealized gain/(loss)	(0.14)	0.05	1.29		1.07	0.10
Total from Investment Operations	0.10	0.27	1.52		1.37	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.29)	(0.30)		(0.29)	(0.33)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)		(0.26)	(0.37)
Total Dividends and Distributions	(0.49)	(1.27)	(0.94)		(0.55)	(0.70)
Net Asset Value, End of Period	$10.87	$11.26	$12.26		$11.68	$10.86
Total Return*	1.01%	2.25%	13.61%		12.82%	3.97%
Net Assets, End of Period (in thousands)	$6,082	$6,213	$6,603		$6,200	$5,057
Average Net Assets for the Period (in thousands)	$5,981	$6,599	$6,341		$5,545	$4,848
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.43%	1.35%		1.36%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.97%	1.01%		1.01%	1.02%
Ratio of Net Investment Income/(Loss)	2.19%	1.84%	1.94%		2.39%	2.83%
Portfolio Turnover Rate	77%	89%	95%		97%	100%
				1

Class C Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.28	$12.29	$11.71	$10.89	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.13(1)	0.15(1)	0.21	0.27
Net realized and unrealized gain/(loss)	(0.13)	0.04	1.28	1.08	0.09
Total from Investment Operations	0.03	0.17	1.43	1.29	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.20)	(0.21)	(0.21)	(0.25)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.41)	(1.18)	(0.85)	(0.47)	(0.62)
Net Asset Value, End of Period	$10.90	$11.28	$12.29	$11.71	$10.89
Total Return*	0.38%	1.41%	12.78%	12.03%	3.55%
Net Assets, End of Period (in thousands)	$6,283	$7,029	$6,519	$5,485	$4,815
Average Net Assets for the Period (in thousands)	$6,419	$6,880	$6,035	$5,223	$4,453
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.10%	2.18%	2.04%	2.13%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.66%	1.72%	1.72%	1.76%	1.38%
Ratio of Net Investment Income/(Loss)	1.47%	1.09%	1.23%	1.64%	2.48%
Portfolio Turnover Rate	77%	89%	95%	97%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Perkins Value Plus Income Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.26	$12.26	$11.69	$10.86	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.23(1)	0.25(1)	0.31	0.32
Net realized and unrealized gain/(loss)	(0.14)	0.06	1.28	1.08	0.10
Total from Investment Operations	0.11	0.29	1.53	1.39	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.31)	(0.32)	(0.30)	(0.34)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.50)	(1.29)	(0.96)	(0.56)	(0.71)
Net Asset Value, End of Period	$10.87	$11.26	$12.26	$11.69	$10.86
Total Return*	1.12%	2.39%	13.68%	13.02%	4.08%
Net Assets, End of Period (in thousands)	$26,205	$29,170	$33,071	$24,811	$19,581
Average Net Assets for the Period (in thousands)	$26,758	$29,440	$27,575	$22,457	$16,050
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.33%	1.15%	1.24%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.85%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	2.31%	1.97%	2.10%	2.50%	2.97%
Portfolio Turnover Rate	77%	89%	95%	97%	100%

Class I Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.27	$12.28	$11.70	$10.87	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.24(1)	0.27(1)	0.33	0.33
Net realized and unrealized gain/(loss)	(0.13)	0.05	1.28	1.07	0.11
Total from Investment Operations	0.12	0.29	1.55	1.40	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.32)	(0.33)	(0.31)	(0.35)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.51)	(1.30)	(0.97)	(0.57)	(0.72)
Net Asset Value, End of Period	$10.88	$11.27	$12.28	$11.70	$10.87
Total Return*	1.18%	2.39%	13.92%	13.16%	4.25%
Net Assets, End of Period (in thousands)	$3,149	$3,965	$10,794	$9,903	$9,227
Average Net Assets for the Period (in thousands)	$3,682	$4,859	$9,694	$9,764	$8,365
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.22%	1.02%	1.10%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.74%	0.71%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	2.36%	2.00%	2.23%	2.63%	3.09%
Portfolio Turnover Rate	77%	89%	95%	97%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	JUNE 30, 2016

Perkins Value Plus Income Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.26	$12.26	$11.69	$10.86	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.19(1)	0.22(1)	0.28	0.29
Net realized and unrealized gain/(loss)	(0.13)	0.05	1.28	1.08	0.09
Total from Investment Operations	0.13	0.24	1.50	1.36	0.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.29)	(0.27)	(0.30)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.51)	(1.24)	(0.93)	(0.53)	(0.67)
Net Asset Value, End of Period	$10.88	$11.26	$12.26	$11.69	$10.86
Total Return*	1.28%	2.00%	13.42%	12.79%	3.74%
Net Assets, End of Period (in thousands)	$2,088	$2,063	$5,054	$4,453	$3,950
Average Net Assets for the Period (in thousands)	$2,023	$2,428	$4,725	$4,258	$3,784
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.64%	1.50%	1.59%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	1.18%	1.09%	1.15%	1.21%
Ratio of Net Investment Income/(Loss)	2.37%	1.57%	1.87%	2.25%	2.64%
Portfolio Turnover Rate	77%	89%	95%	97%	100%

Class T Shares
For a share outstanding during each year ended June 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.26	$12.27	$11.69	$10.86	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.22(1)	0.25(1)	0.31	0.32
Net realized and unrealized gain/(loss)	(0.13)	0.04	1.28	1.08	0.09
Total from Investment Operations	0.13	0.26	1.53	1.39	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.29)	(0.31)	(0.30)	(0.33)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.51)	(1.27)	(0.95)	(0.56)	(0.70)
Net Asset Value, End of Period	$10.88	$11.26	$12.27	$11.69	$10.86
Total Return*	1.26%	2.18%	13.75%	13.01%	3.97%
Net Assets, End of Period (in thousands)	$1,627	$3,662	$9,037	$5,810	$4,919
Average Net Assets for the Period (in thousands)	$2,419	$4,490	$6,739	$5,470	$4,702
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.39%	1.25%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.93%	0.87%	0.92%	0.97%
Ratio of Net Investment Income/(Loss)	2.39%	1.82%	2.08%	2.48%	2.87%
Portfolio Turnover Rate	77%	89%	95%	97%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	31

Perkins Value Plus Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

32	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $818,742 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current year and no factor was applied at the end of the prior fiscal year.

Janus Investment Fund	33

Perkins Value Plus Income Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

34	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

Janus Investment Fund	35

Perkins Value Plus Income Fund

Notes to Financial Statements

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $2,514,443.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-

36	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements

to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year ended June 30, 2016, the average ending monthly market value amounts on written call options is $1,917.

Written option activity for the year ended June 30, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2015	75	$ 2,437
Options written	949	25,233
Options closed	(100)	(3,426)
Options expired	(793)	(19,380)
Options exercised	(74)	(3,174)
Options outstanding at June 30, 2016	57	$ 1,690

Janus Investment Fund	37

Perkins Value Plus Income Fund

Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2016

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward currency contracts	$126,695	$-	$126,695

Liability Derivatives:
Forward currency contracts	$925	$-	$925
Options written, at value	-	1,681	1,681

Total Liability Derivatives	$925	$1,681	$2,606

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments and foreign currency transactions	$152,890	$-	$152,890
Written options contracts	-	15,682	15,682

Total	$152,890	$15,682	$168,572

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$121,164	$-	$121,164
Written options contracts	-	(1,534)	(1,534)

Total	$121,164	$(1,534)	$119,630

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

38	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	39

Perkins Value Plus Income Fund

Notes to Financial Statements

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets

40	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements

and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$42,092	$—	$—	$42,092
HSBC Securities (USA), Inc.	81,795	—	—	81,795
RBC Capital Markets Corp.	2,808	(925)	—	1,883

Total	$126,695	$(925)	$—	$125,770
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

RBC Capital Markets Corp.	$925	$(925)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying

Janus Investment Fund	41

Perkins Value Plus Income Fund

Notes to Financial Statements

Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

42	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets,

Janus Investment Fund	43

Perkins Value Plus Income Fund

Notes to Financial Statements

and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $655,788 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $171,550 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

44	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2016, Janus Distributors retained upfront sales charges of $196.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2016, redeeming shareholders of Class C Shares paid CDSCs of $24.

As of June 30, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	86%	12%
Class C Shares	80	11
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	100	5
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2016, the Fund engaged in cross trades amounting to $88,670 in purchases and $28,601 in sales, resulting in a net realized gain of $604. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	45

Perkins Value Plus Income Fund

Notes to Financial Statements

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$ 79,773	$ 131,670	$ -	$ -	$ -	$ (2,006)	$ 2,126,162

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 42,938,860	$ 3,715,554	$ (1,589,392)	$ 2,126,162

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,000,910	$ 1,110,234	$ -	$ -

For the year ended June 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,913,887	$ 3,614,725	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 19,886	$ 48,657	$ (68,543)

Capital has been adjusted by $19,886, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

46	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	17,193	$ 185,764	18,244	$ 217,355
Reinvested dividends and distributions	24,636	262,097	58,947	677,871
Shares repurchased	(34,206)	(368,526)	(63,770)	(745,221)
Net Increase/(Decrease)	7,623	$ 79,335	13,421	$ 150,005
Class C Shares:
Shares sold	27,391	$ 292,305	58,864	$ 701,707
Reinvested dividends and distributions	22,152	235,561	57,636	662,920
Shares repurchased	(96,231)	(1,041,997)	(24,043)	(280,499)
Net Increase/(Decrease)	(46,688)	$ (514,131)	92,457	$ 1,084,128
Class D Shares:
Shares sold	314,629	$ 3,355,051	483,475	$ 5,690,369
Reinvested dividends and distributions	108,983	1,159,957	250,209	2,878,829
Shares repurchased	(603,724)	(6,524,112)	(839,441)	(10,017,723)
Net Increase/(Decrease)	(180,112)	$(2,009,104)	(105,757)	$(1,448,525)
Class I Shares:
Shares sold	25,951	$ 273,791	51,889	$ 610,018
Reinvested dividends and distributions	15,744	167,725	37,245	429,950
Shares repurchased	(104,138)	(1,102,947)	(616,535)	(7,478,830)
Net Increase/(Decrease)	(62,443)	$ (661,431)	(527,401)	$(6,438,862)
Class S Shares:
Shares sold	-	$ 61	105	$ 1,274
Reinvested dividends and distributions	8,826	94,026	18,757	216,058
Shares repurchased	-	-	(247,934)	(3,000,000)
Net Increase/(Decrease)	8,826	$ 94,087	(229,072)	$(2,782,668)
Class T Shares:
Shares sold	41,848	$ 452,313	148,684	$ 1,751,708
Reinvested dividends and distributions	10,974	117,027	39,064	450,023
Shares repurchased	(228,325)	(2,447,109)	(599,295)	(7,153,025)
Net Increase/(Decrease)	(175,503)	$(1,877,769)	(411,547)	$(4,951,294)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$21,865,812	$ 22,987,166	$ 14,311,617	$ 18,427,824

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	47

Perkins Value Plus Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of
Perkins Value Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Value Plus Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 11, 2016

48	JUNE 30, 2016

Perkins Value Plus Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	49

Perkins Value Plus Income Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

50	JUNE 30, 2016

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	51

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

52	JUNE 30, 2016

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	53

Perkins Value Plus Income Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

54	JUNE 30, 2016

Perkins Value Plus Income Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	55

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Perkins Value Plus Income Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Perkins Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

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Perkins Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Perkins Value Plus Income Fund

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Perkins Value Plus Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2016:

Capital Gain Distributions	$1,130,120
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Perkins Value Plus Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Perkins Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	67

Perkins Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Perkins Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	69

Perkins Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

70	JUNE 30, 2016

Perkins Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	71

Perkins Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President, Chief Legal Counsel, and Secretary	6/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

72	JUNE 30, 2016

Perkins Value Plus Income Fund

Notes

NotesPage1

Janus Investment Fund	73

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0816-3626				125-02-93035 08-16

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, and William D. Stewart who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers forty five funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with June 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $941,859 in fiscal 2016 and $973,655 in fiscal 2015.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $54,528 in fiscal 2016 and $53,208 in fiscal 2015.

The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $219,242 in fiscal 2016 and $234,874 in fiscal 2015.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2016 and $0 in fiscal 2015.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $396,323 in fiscal 2016 and $419,702 in fiscal 2015.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 30, 2016

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 30, 2016